JPMorgan SmartRetirement Funds

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2015 Fund

(All Share Classes)

(each, a series of JPMorgan Trust I)

Supplement dated April 10, 2017

to the Prospectuses, Summary Prospectuses and Statement of Additional Information

dated November 1, 2016, as supplemented

Reorganization of JPMorgan SmartRetirement® 2015 Fund into JPMorgan SmartRetirement® Income Fund

The JPMorgan SmartRetirement 2015 Fund (the “2015 Fund”) has changed its asset allocations over time in accordance with its glide path. Since the 2015 Fund’s target retirement date (2015) has passed, the 2015 Fund has reached the end of its glide path and its strategic target allocations are the same as those of the JPMorgan SmartRetirement Income Fund (the “Income Fund”). As described in the Funds’ prospectus, once the strategic target allocations of the 2015 Fund are substantially the same as those of the Income Fund, the 2015 Fund may be merged into the Income Fund upon the approval of the Board of Trustees. The Board of Trustees has approved the reorganization of the 2015 Fund into the Income Fund (the “Reorganization”). The Reorganization will consist of the transfer of all or substantially all of the 2015 Fund’s assets, subject to its liabilities, to the Income Fund in exchange for Income Fund shares; and (2) the distribution of Income Fund shares to 2015 Fund shareholders in complete liquidation of the 2015 Fund. The Reorganization does not require shareholder approval.

The Board of Trustees, including the Independent Trustees, carefully considered the proposed Reorganization and determined that it is in the best interests of each Fund and would not dilute the interests of either Fund’s shareholders. Among other factors, the Board noted that the investment objectives and main investment strategies of the two Funds are the same in all material respects and that the estimated annual fund operating expense ratios, on both a gross and net fee basis, for the Income Fund immediately following the Reorganization are less than or equal to the current expense ratios for the corresponding classes of the 2015 Fund.

The Reorganization is expected to occur on June 23, 2017, or on such later date as the officers of the Trust determine (the “Closing Date”). Purchases of the 2015 Fund shares will be accepted up to and including the Closing Date. After the close of business on the Closing Date, each 2015 Fund shareholder will become the owner of a number of full and fractional shares of the Income Fund of the same class of shares of the 2015 Fund that they held in the 2015 Fund immediately prior to the Reorganization and will no longer own shares of the 2015 Fund. The number of full and fractional shares of the Income Fund a 2015 Fund shareholder will receive in the Reorganization will be equal in value to the value of such shareholder’s shares in the 2015 Fund as of the close of business of the NYSE (normally 4 p.m. ET), on the Closing Date, on a class-by-class basis. All issued and outstanding shares of the 2015 Fund will simultaneously be canceled on the books of the 2015 Fund. 2015 Fund shareholders who do not wish to own Income Fund shares may: (1) redeem 2015 Fund shares or (2) exchange 2015 Fund shares for shares of another J.P. Morgan Fund prior to the Closing Date by contacting us at 1-800-480-4111.

It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Comparison of the Funds

This section compares certain important aspects of the two Funds. It provides a summary only. For additional information about the Funds, please refer to the Funds’ prospectus and Statement of Additional Information, which are available at www.jpmorganfunds.com and also can be obtained by calling us at 1-800-480-4111.

Investment Objectives and Policies

The investment objective of the 2015 Fund and the Income Fund are currently identical in all material respects. The 2015 Fund’s investment objective is to seek total return with a shift to current income and some capital appreciation over time as the 2015 Fund approaches and passes its target retirement date. Because the 2015 target date has passed, the 2015 Fund has shifted to an objective of seeking current income and some capital appreciation. The Income Fund’s investment objective is to seek current income and some capital appreciation.

The investment strategies of the 2015 Fund and the Income Fund are identical in all material respects. Both Funds are designed to provide exposure to a variety of asset classes through investments in underlying funds, with an

SUP-SR-417

emphasis on fixed income funds over equity funds and other funds. The 2015 Fund and the Income Fund implement their investment strategies in the same manner. The Funds have the same strategic target allocations, which represents how J.P. Morgan Investment Management, Inc. (the Funds’ adviser) believes the Funds’ investments should be allocated among asset classes over the long term, and the same ability to make tactical changes to its strategic target allocations through a combination of positions in underlying funds and direct investments. In addition, each Fund has the same ability to invest directly in securities and other financial instruments, such as derivatives.

The investment objective for each Fund is fundamental, which means it cannot be changed without the approval of Fund shareholders. The Funds’ fundamental policies (i.e., those investment policies that cannot be changed without the approval of Fund shareholders) are identical in all material respects.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each class of the Funds are identical in all material respects.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures for each class of the Funds are identical in all material respects.

Comparison of Fees and Expenses

The total annual operating expenses on a gross fee basis for the Income Fund are less than or equal to those expenses for the 2015 Fund on a class by class basis for each class of shares, except for Class I, Class R2 and Class R4 Shares. The total annual operating expenses on a net fee basis (after fee waivers and expense reimbursements) for the Income Fund are less than those expenses for the 2015 Fund on a class by class basis for all classes of shares. Each Fund has Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. A table comparing the annual operating expenses of the 2015 Fund and Income Fund is set forth below:

	2015 Fund								Income Fund
	Class A	Class C	Class I	R2	R3*	R4*	R5	R6	Class A	Class C	Class I	R2	R3	R4	R5	R6
Management Fees	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE
Distribution (12b-1) Fees	0.25%	0.75%	NONE	0.50%	0.25%	NONE	NONE	NONE	0.25%	0.75%	NONE	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.32	0.33	0.30%	0.34	0.32	0.30%	0.15%	0.00%[2]	0.33	0.33	0.32%	0.37	0.33	0.32%	0.16%	0.00%[2]
Shareholder Service Fees	0.25	0.25	0.25	0.25	0.25	0.25	0.10	NONE	0.25	0.25	0.25	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.07	0.08	0.05	0.09	0.07 [3]	0.05 [3]	0.05	0.00 [2]	0.08	0.08	0.07	0.12	0.08	0.07	0.06	0.00 [2]
Acquired Fund (Underlying Fund) Fees and Expenses	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45

Total Annual Fund Operating Expenses	1.03	1.54	0.76	1.30	1.03	0.76	0.61	0.46	1.03	1.53	0.77	1.32	1.03	0.77	0.61	0.45
Fee Waivers and Expense Reimbursements[1]	(0.28)	(0.14)	(0.11)	(0.11)	(0.09)	(0.07)	(0.07)	(0.02)	(0.31)	(0.16)	(0.15)	(0.14)	(0.10)	(0.09)	(0.08)	(0.02)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75	1.40	0.65	1.19	0.94	0.69	0.54	0.44	0.72	1.37	0.62	1.18	0.93	0.68	0.53	0.43

[1]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed, with respect to the 2015 Fund: 0.31%, 0.96%, 0.21%, 0.10%, 0.75%, 0.50%, 0.25% and 0.00% of the average daily net assets of the Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively and with respect to the Income Fund, 0.29%, 0.94%, 0.19%, 0.10%, 0.75%, 0.50%, 0.25% and 0.00% of the average daily net assets of the Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on a Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.56% of the Class’ average daily net assets for the 2015 Fund and 0.54% of the Class’ average daily net assets for the Income Fund.

[2]	Amount rounds to less than 0.005%.

[3]	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

*	Class R3 and Class R4 Shares of the 2015 Fund are not open to the public and are not available for purchase.

The discussion and table above compares the current total annual operating expenses (both gross and net) of each Fund as of June 30, 2016.

The gross expense ratio for each class of the Income Fund immediately following the Reorganization is expected to be less than or equal to that of the respective class of the 2015 Fund immediately prior to the Reorganization. In addition, the Service Providers have contractually agreed to waive their fees and/or reimburse the expenses of the Income Fund, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses (underlying fund), other than certain money market fund fees, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) of Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares of the Income Fund immediately following the Reorganization at a level less than or equal to that in effect for the Income Fund in the table above for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. These contractual fee waivers and/or reimbursements will stay in effect until October 31, 2018. There is no guarantee that such waivers and/or reimbursements will be continued after October 31, 2018. The expenses of the Income Fund’s classes may be higher than disclosed if the expense limitation expires after October 31, 2018.

Additional Tax Information

Following the Reorganization, the amount of the Income Fund’s capital loss carry forwards that can be used in any taxable year, other than the tax year ending immediately after the Reorganization, will be subject to an annual limitation equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of the Income Fund at the time of the Reorganization. The tax period ending immediately after the Reorganization is subject to a pro-rated limitation based on the number of days from the merger date to the tax year end. Gains recognized after the Reorganization attributable to unrealized appreciation of the Income Fund can be offset by the Income Fund’s capital loss carry forwards without limitation, but cannot be offset by the 2015 Fund’s capital loss carry forwards. Further, gains recognized after the Reorganization attributable to unrealized appreciation of the 2015 Fund cannot be offset by the Income Fund’s capital loss carry forwards but can be offset by the 2015 Fund’s capital loss carry forwards without limitation. Neither the Income Fund’s nor the 2015 Fund’s capital loss carry forwards are subject to forfeiture.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

Prospectus

JPMorgan SmartRetirement Funds

Class A, Class C & Class I* Shares

November 1, 2016, as supplemented April 10, 2017

JPMorgan SmartRetirement® Income Fund

Class/Ticker: A/JSRAX; C/JSRCX; Class I/JSRSX

JPMorgan SmartRetirement® 2015 Fund

Class/Ticker: A/JSFAX; C/JSFCX; Class I/JSFSX

JPMorgan SmartRetirement® 2020 Fund

Class/Ticker: A/JTTAX; C/JTTCX; Class I/JTTSX

JPMorgan SmartRetirement® 2025 Fund

Class/Ticker: A/JNSAX; C/JNSCX; Class I/JNSSX

JPMorgan SmartRetirement® 2030 Fund

Class/Ticker: A/JSMAX; C/JSMCX; Class I/JSMSX

JPMorgan SmartRetirement® 2035 Fund

Class/Ticker: A/SRJAX; C/SRJCX; Class I/SRJSX

JPMorgan SmartRetirement® 2040 Fund

Class/Ticker: A/SMTAX; C/SMTCX; Class I/SMTSX

JPMorgan SmartRetirement® 2045 Fund

Class/Ticker: A/JSAAX; C/JSACX; Class I/JSASX

JPMorgan SmartRetirement® 2050 Fund

Class/Ticker: A/JTSAX; C/JTSCX; Class I/JTSSX

JPMorgan SmartRetirement® 2055 Fund

Class/Ticker: A/JFFAX; C/JFFCX; Class I/JFFSX

JPMorgan SmartRetirement® 2060 Fund

Class/Ticker: A/JAKAX; C/JAKCX; Class I/JAKSX

*	Formerly, Select Class Shares.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan SmartRetirement® Income Fund

Class/Ticker:

A/JSRAX; C/JSRCX; I*/JSRSX

*
Formerly, Select Class Shares.

What is the goal
of the Fund?

The Fund seeks current income and some capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 103 and in “Financial
Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

Class A

Class C

Class I

Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price

4.50%

NONE

NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares

NONE

1.00%

NONE

(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class A

Class C

Class I

Management Fees

NONE

NONE

NONE

Distribution (Rule 12b-1) Fees

0.25
%

0.75
%

NONE

Other Expenses

0.33

0.33

0.32
%

Shareholder Service Fees

0.25

0.25

0.25

Remainder of Other Expenses

0.08

0.08

0.07

Acquired Fund (Underlying Fund) Fees and Expenses

0.45

0.45

0.45

Total Annual Fund Operating Expenses

1.03

1.53

0.77

Fee Waivers and Expense Reimbursements[1]

(0.31
)

(0.16
)

(0.15
)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]

0.72

1.37

0.62

1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses
(excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.29%, 0.94% and 0.19% of the average daily net assets of the Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you
compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

520

734

964

1,626

CLASS C SHARES ($)

239

468

819

1,810

CLASS I SHARES ($)

63

231

413

940

NOVEMBER 1, 2016

1

JPMorgan SmartRetirement Income Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

520

734

964

1,626

CLASS C SHARES ($)

139

468

819

1,810

CLASS I SHARES ($)

63

231

413

940

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® Income Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors who are retired or about to retire soon. The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, with an emphasis on fixed income funds over equity funds and other funds. The Fund’s strategic target allocations among various asset and sub-asset classes as of November 1, 2016 are set forth below:

Strategic Target Allocations[1]

Fixed Income

52.5
%

U.S. Fixed Income Funds

34.5
%

Inflation Managed Funds

7.5
%

High Yield Funds

7.8
%

Emerging Markets Debt Funds

2.8
%

Equity

36.0
%

U.S. Large Cap Equity Funds

17.5
%

U.S. Small/Mid Cap Equity Funds

3.8
%

REIT Funds

2.5
%

International Equity Funds

9.0
%

Emerging Markets Equity Funds

3.5
%

Money Market/Cash and Cash Equivalents

10.0
%

Money Market Funds /Cash and Cash Equivalents

10.0
%

Commodities

1.5
%

Commodities Funds

1.5
%

Note:
Above allocations may not sum up to 100% due to rounding.

1
As of the date of this prospectus, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

The table above shows the Fund’s long term strategic target allocations as of November 1, 2016. The
Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date Retirement Income Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the
Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/-
10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The
Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The
Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular

2

JPMORGAN SMARTRETIREMENT FUNDS

instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is
subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in
Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely.
Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds
invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for
“sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate.
Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to

NOVEMBER 1, 2016

3

JPMorgan SmartRetirement Income Fund (continued)

an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie
Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Equity Securities Risk. Investments in equity securities
(such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

Real Estate
Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

General Market Risk. Economies and
financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.”
Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

4

JPMORGAN SMARTRETIREMENT FUNDS

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use
derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the
Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)).
Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or

NOVEMBER 1, 2016

5

JPMorgan SmartRetirement Income Fund (continued)

declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section
provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date Retirement Income Index, a broad-based securities market index, and the Lipper Mixed-Asset Target Today Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance
(before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter

2nd quarter, 2009

9.99%

Worst Quarter

4th quarter, 2008

–7.94%

The Fund’s year-to-date total return
through 9/30/16 was 5.74%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)

Past 1 Year

Past 5 Years

Life
of Fund (since 5/15/06)

CLASS A SHARES

Return Before Taxes

(5.71
)%

3.41
%

4.08
%

Return After Taxes on Distributions

(6.53
)

2.44

2.98

Return After Taxes on Distributions and Sale of Fund Shares

(3.07
)

2.26

2.79

CLASS C SHARES

Return Before Taxes

(2.87
)

3.69

3.95

CLASS I SHARES

Return Before Taxes

(1.05
)

4.47

4.74

S&P TARGET DATE RETIREMENT INCOME INDEX

(Reflects No Deduction for Fees, Expenses or Taxes)

0.07

4.72

4.49

LIPPER MIXED-ASSET TARGET TODAY FUNDS AVERAGE[1]

(Reflects No Deduction for Taxes)

(1.60
)

3.57

4.04

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1
The Fund commenced operations on 5/15/06. Performance for the benchmark is from 5/31/06.

Management

J.P. Morgan Investment Management Inc.

Portfolio
Manager

Managed Fund
Since

Primary Title with Investment Adviser

Jeffrey A. Geller

2008

Managing Director

Anne Lester

2006

Managing Director

Michael Schoenhaut

2006

Managing Director

Daniel Oldroyd

2010

Managing Director

Eric J. Bernbaum

2014

Executive Director

6

JPMORGAN SMARTRETIREMENT FUNDS

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares

To establish an account

$500

To add to an account

$50

For Class I Shares

To establish an account

$1,000,000

To add to an account

No minimum levels

In general, you may purchase or redeem shares on any business day:

•

Through your Financial Intermediary

•

By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•

After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment.
Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016

7

JPMorgan SmartRetirement® 2015 Fund

Class/Ticker:

A/JSFAX; C/JSFCX; I*/JSFSX

*
Formerly, Select Class Shares.

What is the goal
of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES
CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 103 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of
the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

Class A

Class C

Class I

Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price

4.50%

NONE

NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares

NONE

1.00%

NONE

(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class A

Class C

Class I

Management Fees

NONE

NONE

NONE

Distribution (Rule 12b-1) Fees

0.25
%

0.75
%

NONE

Other Expenses

0.32

0.33

0.30
%

Shareholder Service Fees

0.25

0.25

0.25

Remainder of Other Expenses

0.07

0.08

0.05

Acquired Fund (Underlying Fund) Fees and Expenses

0.46

0.46

0.46

Total Annual Fund Operating Expenses

1.03

1.54

0.76

Fee Waivers and Expense Reimbursements[1]

(0.28
)

(0.14
)

(0.11
)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]

0.75

1.40

0.65

1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses
(excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.31%, 0.96% and 0.21% of the average daily net assets of the Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates
(affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you
compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

523

736

967

1,629

CLASS C SHARES ($)

243

473

826

1,823

CLASS I SHARES ($)

66

232

412

932

8

JPMORGAN SMARTRETIREMENT FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

523

736

967

1,629

CLASS C SHARES ($)

143

473

826

1,823

CLASS I SHARES ($)

66

232

412

932

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

NOVEMBER 1, 2016

9

JPMorgan SmartRetirement 2015 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2015 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2015 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]

Years to Target Date

40+

35

30

25

20

15

10

5

0

-5

-10

Equity

86.0
%

86.0
%

86.0
%

86.0
%

79.0
%

72.0
%

62.0
%

52.0
%

36.0
%

36.0
%

36.0
%

U.S. Large Cap Equity Funds

41.5
%

41.5
%

41.5
%

41.5
%

38.2
%

34.9
%

30.2
%

25.4
%

17.5
%

17.5
%

17.5
%

U.S. Small/Mid Cap Equity Funds

9.5
%

9.5
%

9.5
%

9.5
%

8.8
%

8.1
%

6.9
%

5.6
%

3.8
%

3.8
%

3.8
%

REIT Funds

5.3
%

5.3
%

5.3
%

5.3
%

4.8
%

4.3
%

3.8
%

3.3
%

2.3
%

2.3
%

2.3
%

International Equity Funds

21.5
%

21.5
%

21.5
%

21.5
%

19.8
%

18.0
%

15.5
%

13.0
%

9.0
%

9.0
%

9.0
%

Emerging Markets Equity Funds

8.3
%

8.3
%

8.3
%

8.3
%

7.5
%

6.8
%

5.8
%

4.8
%

3.5
%

3.5
%

3.5
%

Commodities

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.5
%

1.5
%

1.5
%

1.5
%

Commodities Funds

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.5
%

1.5
%

1.5
%

1.5
%

Fixed Income

14.0
%

14.0
%

14.0
%

14.0
%

21.0
%

28.0
%

38.0
%

47.5
%

52.5
%

52.5
%

52.5
%

U.S. Fixed Income Funds

9.5
%

9.5
%

9.5
%

9.5
%

16.0
%

22.5
%

31.8
%

36.5
%

34.5
%

34.5
%

34.5
%

Inflation Managed Funds

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

3.0
%

7.5
%

7.5
%

7.5
%

High Yield Funds

3.0
%

3.0
%

3.0
%

3.0
%

3.3
%

3.5
%

4.0
%

5.5
%

7.8
%

7.8
%

7.8
%

Emerging Markets Debt Funds

1.5
%

1.5
%

1.5
%

1.5
%

1.8
%

2.0
%

2.3
%

2.5
%

2.8
%

2.8
%

2.8
%

Money Market Funds/Cash and Cash Equivalents

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

10.0
%

10.0
%

10.0
%

  Money Market Funds/Cash and
Cash Equivalents

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

10.0
%

10.0
%

10.0
%

Note: Above allocations may not sum up to 100% due to rounding.

1
As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

10

JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The
Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2015 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s
strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/-
15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the
Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan
Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain

exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is
subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in
Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown

NOVEMBER 1, 2016

11

JPMorgan SmartRetirement 2015 Fund (continued)

in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment.
The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the
Fund’s investment decreases in value.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the
Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association
(Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall.
Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain
underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional

12

JPMORGAN SMARTRETIREMENT FUNDS

risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

General Market
Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign
Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the
United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or

receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Real Estate Securities
Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Derivatives Risk. The underlying funds and the Fund
may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to

NOVEMBER 1, 2016

13

JPMorgan SmartRetirement 2015 Fund (continued)

such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities
(TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market
(e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions
Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section
provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2015 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2015 Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do
not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

14

JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter

2nd quarter, 2009

13.87%

Worst Quarter

4th quarter, 2008

–13.68%

The Fund’s year-to-date total return
through 9/30/16 was 5.55%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)

Past 1 Year

Past 5 Years

Life
of Fund (since 5/15/06)

CLASS A SHARES

Return Before Taxes

(5.58
)%

4.29
%

4.31
%

Return After Taxes on Distributions

(6.53
)

3.27

3.21

Return After Taxes on Distributions and Sale of Fund Shares

(2.90
)

2.95

3.00

CLASS C SHARES

Return Before Taxes

(2.77
)

4.59

4.19

CLASS I SHARES

Return Before Taxes

(1.04
)

5.37

4.97

S&P TARGET DATE 2015 INDEX

(Reflects No Deduction for Fees, Expenses or Taxes)

0.09

6.02

5.10

  LIPPER MIXED-ASSET TARGET
2015 FUNDS INDEX[1]

(Reflects No Deduction for Taxes)

(0.86
)

5.00

4.36

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1
The Fund commenced operations on 5/15/06. Performance for the benchmark is from 5/31/06.

Management

J.P. Morgan Investment Management Inc.

Portfolio
Manager

Managed Fund
Since

Primary Title with Investment Adviser

Jeffrey A. Geller

2008

Managing Director

Anne Lester

2006

Managing Director

Michael Schoenhaut

2006

Managing Director

Daniel Oldroyd

2010

Managing Director

Eric J. Bernbaum

2014

Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares

To establish an account

$500

To add to an account

$50

For Class I Shares

To establish an account

$1,000,000

To add to an account

No minimum levels

In general, you may purchase or redeem shares on any business day:

•

Through your Financial Intermediary

•

By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•

After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund
through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016

15

JPMorgan SmartRetirement® 2020 Fund

Class/Ticker:

A/JTTAX; C/JTTCX; I*/JTTSX

*
Formerly, Select Class Shares.

What is the goal
of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES
CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 103 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of
the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

Class A

Class C

Class I

Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price

4.50%

NONE

NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares

NONE

1.00%

NONE

(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class A

Class C

Class I

Management Fees

NONE

NONE

NONE

Distribution (Rule 12b-1) Fees

0.25
%

0.75
%

NONE

Other Expenses

0.32

0.33

0.31
%

Shareholder Service Fees

0.25

0.25

0.25

Remainder of Other Expenses

0.07

0.08

0.06

Acquired Fund (Underlying Fund) Fees and Expenses

0.50

0.50

0.50

Total Annual Fund Operating Expenses

1.07

1.58

0.81

Fee Waivers and Expense Reimbursements[1]

(0.26
)

(0.12
)

(0.10
)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]

0.81

1.46

0.71

1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses
(excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.31%, 0.96% and 0.21% of the average daily net assets of the Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates
(affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you
compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

529

750

989

1,675

CLASS C SHARES ($)

249

487

849

1,868

CLASS I SHARES ($)

73

249

440

992

16

JPMORGAN SMARTRETIREMENT FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

529

750

989

1,675

CLASS C SHARES ($)

149

487

849

1,868

CLASS I SHARES ($)

73

249

440

992

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

NOVEMBER 1, 2016

17

JPMorgan SmartRetirement 2020 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2020 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2020 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the

Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]

Years to Target Date

40+

35

30

25

20

15

10

5

0

-5

-10

Equity

86.0
%

86.0
%

86.0
%

86.0
%

79.0
%

72.0
%

62.0
%

52.0
%

36.0
%

36.0
%

36.0
%

U.S. Large Cap Equity Funds

41.5
%

41.5
%

41.5
%

41.5
%

38.2
%

34.9
%

30.2
%

25.4
%

17.5
%

17.5
%

17.5
%

U.S. Small/Mid Cap Equity Funds

9.5
%

9.5
%

9.5
%

9.5
%

8.8
%

8.1
%

6.9
%

5.6
%

3.8
%

3.8
%

3.8
%

REIT Funds

5.3
%

5.3
%

5.3
%

5.3
%

4.8
%

4.3
%

3.8
%

3.3
%

2.3
%

2.3
%

2.3
%

International Equity Funds

21.5
%

21.5
%

21.5
%

21.5
%

19.8
%

18.0
%

15.5
%

13.0
%

9.0
%

9.0
%

9.0
%

Emerging Markets Equity Funds

8.3
%

8.3
%

8.3
%

8.3
%

7.5
%

6.8
%

5.8
%

4.8
%

3.5
%

3.5
%

3.5
%

Commodities

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.5
%

1.5
%

1.5
%

1.5
%

Commodities Funds

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.5
%

1.5
%

1.5
%

1.5
%

Fixed Income

14.0
%

14.0
%

14.0
%

14.0
%

21.0
%

28.0
%

38.0
%

47.5
%

52.5
%

52.5
%

52.5
%

U.S. Fixed Income Funds

9.5
%

9.5
%

9.5
%

9.5
%

16.0
%

22.5
%

31.8
%

36.5
%

34.5
%

34.5
%

34.5
%

Inflation Managed Funds

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

3.0
%

7.5
%

7.5
%

7.5
%

High Yield Funds

3.0
%

3.0
%

3.0
%

3.0
%

3.3
%

3.5
%

4.0
%

5.5
%

7.8
%

7.8
%

7.8
%

Emerging Markets Debt Funds

1.5
%

1.5
%

1.5
%

1.5
%

1.8
%

2.0
%

2.3
%

2.5
%

2.8
%

2.8
%

2.8
%

Money Market Funds/Cash and Cash Equivalents

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

10.0
%

10.0
%

10.0
%

  Money Market Funds/Cash and
Cash Equivalents

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

10.0
%

10.0
%

10.0
%

Note: Above allocations may not sum up to 100% due to rounding.

1
As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

18

JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The
Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2020 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s
strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/-
15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to
make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to”
target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The
Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is
subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in
Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown

NOVEMBER 1, 2016

19

JPMorgan SmartRetirement 2020 Fund (continued)

in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment.
The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the
Fund’s investment decreases in value.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the
Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association
(Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall.
Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain
underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional

20

JPMORGAN SMARTRETIREMENT FUNDS

risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

General Market
Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign
Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the
United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or

receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Real Estate Securities
Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Derivatives Risk. The underlying funds and the Fund
may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to

NOVEMBER 1, 2016

21

JPMorgan SmartRetirement 2020 Fund (continued)

such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities
(TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market
(e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and

sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.
Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section
provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2020 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2020 Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do
not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

22

JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter

2nd quarter, 2009

15.58%

Worst Quarter

4th quarter, 2008

–15.68%

The Fund’s year-to-date total return
through 9/30/16 was 6.04%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)

Past 1 Year

Past 5 Years

Life of Fund (since 5/15/06)

CLASS A SHARES

Return Before Taxes

(5.43
)%

5.30
%

4.79
%

Return After Taxes on Distributions

(6.39
)

4.24

3.71

Return After Taxes on Distributions and Sale of Fund Shares

(2.76
)

3.77

3.42

CLASS C SHARES

Return Before Taxes

(2.65
)

5.58

4.66

CLASS I SHARES

Return Before Taxes

(0.89
)

6.38

5.45

S&P TARGET DATE 2020 INDEX

  (Reflects No Deduction for Fees,
Expenses or Taxes)

0.06

6.56

5.27

LIPPER MIXED-ASSET TARGET 2020 FUNDS INDEX[1]

(Reflects No Deduction for Taxes)

(0.99
)

5.64

4.77

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1
The Fund commenced operations on 5/15/06. Performance for the benchmark is from 5/31/06.

Management

J.P. Morgan Investment Management Inc.

Portfolio
Manager

Managed Fund
Since

Primary Title with Investment Adviser

Jeffrey A. Geller

2008

Managing Director

Anne Lester

2006

Managing Director

Michael Schoenhaut

2006

Managing Director

Daniel Oldroyd

2010

Managing Director

Eric J. Bernbaum

2014

Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares

To establish an account

$500

To add to an account

$50

For Class I Shares

To establish an account

$1,000,000

To add to an account

No minimum levels

In general, you may purchase or redeem shares on any business day:

•

Through your Financial Intermediary

•

By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•

After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund
through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016

23

JPMorgan SmartRetirement® 2025 Fund

Class/Ticker:

A/JNSAX; C/JNSCX; I*/JNSSX

*
Formerly, Select Class Shares.

What is the goal
of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES
CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 103 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of
the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

Class A

Class C

Class I

Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price

4.50%

NONE

NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares

NONE

1.00%

NONE

(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class A

Class C

Class I

Management Fees

NONE

NONE

NONE

Distribution (Rule 12b-1) Fees

0.25
%

0.75
%

NONE

Other Expenses

0.31

0.34

0.31
%

Shareholder Service Fees

0.25

0.25

0.25

Remainder of Other Expenses

0.06

0.09

0.06

Acquired Fund (Underlying Fund) Fees and Expenses

0.52

0.52

0.52

Total Annual Fund Operating Expenses

1.08

1.61

0.83

Fee Waivers and Expense Reimbursements[1]

(0.24
)

(0.12
)

(0.09
)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]

0.84

1.49

0.74

1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses
(excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.32%, 0.97% and 0.22% of the average daily net assets of the Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates
(affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you
compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

532

755

996

1,687

CLASS C SHARES ($)

252

496

865

1,901

CLASS I SHARES ($)

76

256

452

1,017

24

JPMORGAN SMARTRETIREMENT FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

532

755

996

1,687

CLASS C SHARES ($)

152

496

865

1,901

CLASS I SHARES ($)

76

256

452

1,017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

NOVEMBER 1, 2016

25

JPMorgan SmartRetirement 2025 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2025 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2025 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]

Years to Target Date

40+

35

30

25

20

15

10

5

0

-5

-10

Equity

86.0
%

86.0
%

86.0
%

86.0
%

79.0
%

72.0
%

62.0
%

52.0
%

36.0
%

36.0
%

36.0
%

U.S. Large Cap Equity Funds

41.5
%

41.5
%

41.5
%

41.5
%

38.2
%

34.9
%

30.2
%

25.4
%

17.5
%

17.5
%

17.5
%

U.S. Small/Mid Cap Equity Funds

9.5
%

9.5
%

9.5
%

9.5
%

8.8
%

8.1
%

6.9
%

5.6
%

3.8
%

3.8
%

3.8
%

REIT Funds

5.3
%

5.3
%

5.3
%

5.3
%

4.8
%

4.3
%

3.8
%

3.3
%

2.3
%

2.3
%

2.3
%

International Equity Funds

21.5
%

21.5
%

21.5
%

21.5
%

19.8
%

18.0
%

15.5
%

13.0
%

9.0
%

9.0
%

9.0
%

Emerging Markets Equity Funds

8.3
%

8.3
%

8.3
%

8.3
%

7.5
%

6.8
%

5.8
%

4.8
%

3.5
%

3.5
%

3.5
%

Commodities

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.5
%

1.5
%

1.5
%

1.5
%

Commodities Funds

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.5
%

1.5
%

1.5
%

1.5
%

Fixed Income

14.0
%

14.0
%

14.0
%

14.0
%

21.0
%

28.0
%

38.0
%

47.5
%

52.5
%

52.5
%

52.5
%

U.S. Fixed Income Funds

9.5
%

9.5
%

9.5
%

9.5
%

16.0
%

22.5
%

31.8
%

36.5
%

34.5
%

34.5
%

34.5
%

Inflation Managed Funds

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

3.0
%

7.5
%

7.5
%

7.5
%

High Yield Funds

3.0
%

3.0
%

3.0
%

3.0
%

3.3
%

3.5
%

4.0
%

5.5
%

7.8
%

7.8
%

7.8
%

Emerging Markets Debt Funds

1.5
%

1.5
%

1.5
%

1.5
%

1.8
%

2.0
%

2.3
%

2.5
%

2.8
%

2.8
%

2.8
%

Money Market Funds/Cash and Cash Equivalents

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

10.0
%

10.0
%

10.0
%

  Money Market Funds/Cash and
Cash Equivalents

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

10.0
%

10.0
%

10.0
%

Note: Above allocations may not sum up to 100% due to rounding.

1
As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

26

JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The
Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2025 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s
strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/-
15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the
Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan
Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain

exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is
subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in
Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may

NOVEMBER 1, 2016

27

JPMorgan SmartRetirement 2025 Fund (continued)

not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

Income
Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income
securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the
U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation
(Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s

28

JPMORGAN SMARTRETIREMENT FUNDS

securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in
“emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use
derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a

NOVEMBER 1, 2016

29

JPMorgan SmartRetirement 2025 Fund (continued)

derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure
to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed
Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial
Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times
the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section
provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2025 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2025 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do
not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

30

JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter

2nd quarter, 2009

17.09%

Worst Quarter

4th quarter, 2008

–17.45%

The Fund’s year-to-date total return
through 9/30/16 was 6.01%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)

Past 1 Year

Past 5 Years

Life of Fund (since 7/31/07)

CLASS A SHARES

Return Before Taxes

(5.64
)%

5.91
%

4.20
%

Return After Taxes on Distributions

(6.55
)

4.83

3.22

Return After Taxes on Distributions and Sale of Fund Shares

(2.85
)

4.28

2.98

CLASS C SHARES

Return Before Taxes

(2.80
)

6.20

4.14

CLASS I SHARES

Return Before Taxes

(1.02
)

7.00

4.92

S&P TARGET DATE 2025 INDEX

(Reflects No Deduction for Fees, Expenses or Taxes)

(0.00
)[1]

6.96

4.53

LIPPER MIXED-ASSET TARGET 2025 FUNDS AVERAGE

(Reflects No Deduction for Taxes)

(1.56
)

6.22

3.78

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their

shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1
Amount rounds to less than 0.005%.

Management

J.P. Morgan Investment Management Inc.

Portfolio
Manager

Managed Fund
Since

Primary Title with Investment Adviser

Jeffrey A. Geller

2008

Managing Director

Anne Lester

2007

Managing Director

Michael Schoenhaut

2007

Managing Director

Daniel Oldroyd

2010

Managing Director

Eric J. Bernbaum

2014

Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares

To establish an account

$500

To add to an account

$50

For Class I Shares

To establish an account

$1,000,000

To add to an account

No minimum levels

In general, you may purchase or redeem shares on any business day:

•

Through your Financial Intermediary

•

By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•

After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund
through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016

31

JPMorgan SmartRetirement® 2030 Fund

Class/Ticker:

A/JSMAX; C/JSMCX; I*/JSMSX

*
Formerly, Select Class Shares.

What is the goal
of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES
CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 103 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of
the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

Class A

Class C

Class I

Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price

4.50%

NONE

NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares

NONE

1.00%

NONE

(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class A

Class C

Class I

Management Fees

NONE

NONE

NONE

Distribution (Rule 12b-1) Fees

0.25
%

0.75
%

NONE

Other Expenses

0.33

0.36

0.32
%

Shareholder Service Fees

0.25

0.25

0.25

Remainder of Other Expenses

0.08

0.11

0.07

Acquired Fund (Underlying Fund) Fees and Expenses

0.54

0.54

0.54

Total Annual Fund Operating Expenses

1.12

1.65

0.86

Fee Waivers and Expense Reimbursements[1]

(0.26
)

(0.14
)

(0.10
)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]

0.86

1.51

0.76

1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses
(excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.32%, 0.97% and 0.22% of the average daily net assets of the Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates
(affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you
compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

534

765

1,015

1,730

CLASS C SHARES ($)

254

507

884

1,943

CLASS I SHARES ($)

78

264

467

1,052

32

JPMORGAN SMARTRETIREMENT FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

534

765

1,015

1,730

CLASS C SHARES ($)

154

507

884

1,943

CLASS I SHARES ($)

78

264

467

1,052

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

NOVEMBER 1, 2016

33

JPMorgan SmartRetirement 2030 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2030 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2030 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the

Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]

Years to Target Date

40+

35

30

25

20

15

10

5

0

-5

-10

Equity

86.0
%

86.0
%

86.0
%

86.0
%

79.0
%

72.0
%

62.0
%

52.0
%

36.0
%

36.0
%

36.0
%

U.S. Large Cap Equity Funds

41.5
%

41.5
%

41.5
%

41.5
%

38.2
%

34.9
%

30.2
%

25.4
%

17.5
%

17.5
%

17.5
%

U.S. Small/Mid Cap Equity Funds

9.5
%

9.5
%

9.5
%

9.5
%

8.8
%

8.1
%

6.9
%

5.6
%

3.8
%

3.8
%

3.8
%

REIT Funds

5.3
%

5.3
%

5.3
%

5.3
%

4.8
%

4.3
%

3.8
%

3.3
%

2.3
%

2.3
%

2.3
%

International Equity Funds

21.5
%

21.5
%

21.5
%

21.5
%

19.8
%

18.0
%

15.5
%

13.0
%

9.0
%

9.0
%

9.0
%

Emerging Markets Equity Funds

8.3
%

8.3
%

8.3
%

8.3
%

7.5
%

6.8
%

5.8
%

4.8
%

3.5
%

3.5
%

3.5
%

Commodities

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.5
%

1.5
%

1.5
%

1.5
%

Commodities Funds

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.5
%

1.5
%

1.5
%

1.5
%

Fixed Income

14.0
%

14.0
%

14.0
%

14.0
%

21.0
%

28.0
%

38.0
%

47.5
%

52.5
%

52.5
%

52.5
%

U.S. Fixed Income Funds

9.5
%

9.5
%

9.5
%

9.5
%

16.0
%

22.5
%

31.8
%

36.5
%

34.5
%

34.5
%

34.5
%

Inflation Managed Funds

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

3.0
%

7.5
%

7.5
%

7.5
%

High Yield Funds

3.0
%

3.0
%

3.0
%

3.0
%

3.3
%

3.5
%

4.0
%

5.5
%

7.8
%

7.8
%

7.8
%

Emerging Markets Debt Funds

1.5
%

1.5
%

1.5
%

1.5
%

1.8
%

2.0
%

2.3
%

2.5
%

2.8
%

2.8
%

2.8
%

Money Market Funds/Cash and Cash Equivalents

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

10.0
%

10.0
%

10.0
%

  Money Market Funds/Cash and
Cash Equivalents

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

0.0
%

10.0
%

10.0
%

10.0
%

Note: Above allocations may not sum up to 100% due to rounding.

1
As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

34

JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The
Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2030 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s
strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/-
15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the
Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan
Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain

exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is
subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to
make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown

NOVEMBER 1, 2016

35

JPMorgan SmartRetirement 2030 Fund (continued)

in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment.
The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the
Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in
“emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the
Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in
mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for
“sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are

36

JPMORGAN SMARTRETIREMENT FUNDS

guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield
Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information.
High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for
some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended

NOVEMBER 1, 2016	37

JPMorgan SmartRetirement 2030 Fund (continued)

benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2030 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2030 Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

38	JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter	2nd quarter, 2009	18.46%
Worst Quarter	4th quarter, 2008	–19.08%

The Fund’s year-to-date total return through 9/30/16 was 5.70%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 5/15/06)
CLASS A SHARES
Return Before Taxes	(5.98)%	6.25%	5.13%
Return After Taxes on Distributions	(6.83)	5.24	4.15
Return After Taxes on Distributions and Sale of Fund Shares	(3.00)	4.59	3.78
CLASS C SHARES
Return Before Taxes	(3.17)	6.52	5.00
CLASS I SHARES
Return Before Taxes	(1.45)	7.32	5.79
S&P TARGET DATE 2030 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.05)	7.33	5.39
LIPPER MIXED-ASSET TARGET 2030 FUNDS INDEX[1]
(Reflects No Deduction for Taxes)	(1.37)	6.50	4.67

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmark is from 5/31/06.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2006	Managing Director
Michael Schoenhaut	2006	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	39

JPMorgan SmartRetirement® 2035 Fund

Class/Ticker:

A/SRJAX; C/SRJCX; I*/SRJSX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 103 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses	0.34	0.33	0.33%
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.09	0.08	0.08
Acquired Fund (Underlying Fund) Fees and Expenses	0.56	0.56	0.56

Total Annual Fund Operating Expenses	1.15	1.64	0.89
Fee Waivers and Expense Reimbursements[1]	(0.27)	(0.11)	(0.11)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.88	1.53	0.78

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.32%, 0.97% and 0.22% of the average daily net assets of the Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	536	773	1,030	1,762
CLASS C SHARES ($)	256	507	881	1,934
CLASS I SHARES ($)	80	273	482	1,086

40	JPMORGAN SMARTRETIREMENT FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	536	773	1,030	1,762
CLASS C SHARES ($)	156	507	881	1,934
CLASS I SHARES ($)	80	273	482	1,086

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

NOVEMBER 1, 2016	41

JPMorgan SmartRetirement 2035 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2035 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2035 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

42	JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2035 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

NOVEMBER 1, 2016	43

JPMorgan SmartRetirement 2035 Fund (continued)

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities,

44	JPMORGAN SMARTRETIREMENT FUNDS

such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a

NOVEMBER 1, 2016	45

JPMorgan SmartRetirement 2035 Fund (continued)

claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2035 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2035 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

46	JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter	2nd quarter, 2009	19.32%
Worst Quarter	4th quarter, 2008	–19.28%

The Fund’s year-to-date total return through 9/30/16 was 5.64%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 7/31/07)
CLASS A SHARES
Return Before Taxes	(6.15)%	6.64%	4.35%
Return After Taxes on Distributions	(6.96)	5.60	3.46
Return After Taxes on Distributions and Sale of Fund Shares	(3.07)	4.90	3.16
CLASS C SHARES
Return Before Taxes	(3.36)	6.93	4.28
CLASS I SHARES
Return Before Taxes	(1.63)	7.72	5.07
S&P TARGET DATE 2035 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.10)	7.65	4.46
LIPPER MIXED-ASSET TARGET 2035 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(1.75)	6.98	3.88

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2007	Managing Director
Michael Schoenhaut	2007	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	47

JPMorgan SmartRetirement® 2040 Fund

Class/Ticker: A/SMTAX; C/SMTCX; I*/SMTSX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 103 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses	0.37	0.41	0.36%
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.12	0.16	0.11
Acquired Fund (Underlying Fund) Fees and Expenses	0.58	0.58	0.58

Total Annual Fund Operating Expenses	1.20	1.74	0.94
Fee Waivers and Expense Reimbursements[1]	(0.30)	(0.19)	(0.14)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.90	1.55	0.80

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.32%, 0.97% and 0.22% of the average daily net assets of the Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	538	785	1,052	1,814
CLASS C SHARES ($)	258	530	926	2,036
CLASS I SHARES ($)	82	286	506	1,142

48	JPMORGAN SMARTRETIREMENT FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	538	785	1,052	1,814
CLASS C SHARES ($)	158	530	926	2,036
CLASS I SHARES ($)	82	286	506	1,142

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

NOVEMBER 1, 2016	49

JPMorgan SmartRetirement 2040 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2040 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2040 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the

Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

50	JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2040 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown

NOVEMBER 1, 2016	51

JPMorgan SmartRetirement 2040 Fund (continued)

in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S.

52	JPMORGAN SMARTRETIREMENT FUNDS

Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced

NOVEMBER 1, 2016	53

JPMorgan SmartRetirement 2040 Fund (continued)

counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2040 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2040 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

54	JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter	2nd quarter, 2009	19.23%
Worst Quarter	4th quarter, 2008	–19.51%

The Fund’s year-to-date total return through 9/30/16 was 5.70%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 5/15/06)
CLASS A SHARES
Return Before Taxes	(6.30)%	6.76%	5.36%
Return After Taxes on Distributions	(7.10)	5.79	4.42
Return After Taxes on Distributions and Sale of Fund Shares	(3.13)	5.03	4.00
CLASS C SHARES
Return Before Taxes	(3.50)	7.05	5.24
CLASS I SHARES
Return Before Taxes	(1.80)	7.85	6.03
S&P TARGET DATE 2040 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.15)	7.87	5.44
LIPPER MIXED-ASSET TARGET 2040 FUNDS AVERAGE[1]
(Reflects No Deduction for Taxes)	(2.02)	6.50	4.56

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmark is from 5/31/06.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2006	Managing Director
Michael Schoenhaut	2006	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	55

JPMorgan SmartRetirement® 2045 Fund

Class/Ticker:

A/JSAAX; C/JSACX; I*/JSASX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 103 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses	0.41	0.46	0.39%
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.16	0.21	0.14
Acquired Fund (Underlying Fund) Fees and Expenses	0.58	0.58	0.58

Total Annual Fund Operating Expenses	1.24	1.79	0.97
Fee Waivers and Expense Reimbursements[1]	(0.34)	(0.24)	(0.17)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.90	1.55	0.80

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.32%, 0.97% and 0.22% of the average daily net assets of the Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	538	794	1,069	1,854
CLASS C SHARES ($)	258	540	947	2,086
CLASS I SHARES ($)	82	292	520	1,174

56	JPMORGAN SMARTRETIREMENT FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	538	794	1,069	1,854
CLASS C SHARES ($)	158	540	947	2,086
CLASS I SHARES ($)	82	292	520	1,174

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

NOVEMBER 1, 2016	57

JPMorgan SmartRetirement 2045 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2045 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2045 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the

Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

58	JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2045 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

NOVEMBER 1, 2016	59

JPMorgan SmartRetirement 2045 Fund (continued)

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities,

60	JPMORGAN SMARTRETIREMENT FUNDS

such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a

NOVEMBER 1, 2016	61

JPMorgan SmartRetirement 2045 Fund (continued)

claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2045 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2045 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

62	JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter	2nd quarter, 2009	19.13%
Worst Quarter	4th quarter, 2008	–19.29%

The Fund’s year-to-date total return through 9/30/16 was 5.68%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 7/31/07)
CLASS A SHARES
Return Before Taxes	(6.20)%	6.79%	4.59%
Return After Taxes on Distributions	(6.99)	5.78	3.68
Return After Taxes on Distributions and Sale of Fund Shares	(3.08)	5.04	3.34
CLASS C SHARES
Return Before Taxes	(3.46)	7.08	4.53
CLASS I SHARES
Return Before Taxes	(1.74)	7.88	5.31
S&P TARGET DATE 2045 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.21)	8.03	4.38
LIPPER MIXED-ASSET TARGET 2045 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(1.85)	7.31	3.98

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2007	Managing Director
Michael Schoenhaut	2007	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	63

JPMorgan SmartRetirement® 2050 Fund

Class/Ticker:

A/JTSAX; C/JTSCX; I*/JTSSX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 103 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses	0.48	0.53	0.46%
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.23	0.28	0.21
Acquired Fund (Underlying Fund) Fees and Expenses	0.58	0.58	0.58

Total Annual Fund Operating Expenses	1.31	1.86	1.04
Fee Waivers and Expense Reimbursements[1]	(0.41)	(0.31)	(0.24)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.90	1.55	0.80

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.32%, 0.97% and 0.22% of the average daily net assets of the Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	538	808	1,098	1,924
CLASS C SHARES ($)	258	555	977	2,155
CLASS I SHARES ($)	82	307	551	1,249

64	JPMORGAN SMARTRETIREMENT FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	538	808	1,098	1,924
CLASS C SHARES ($)	158	555	977	2,155
CLASS I SHARES ($)	82	307	551	1,249

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

NOVEMBER 1, 2016	65

JPMorgan SmartRetirement 2050 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2050 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2050 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the

Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

66	JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2050 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

NOVEMBER 1, 2016	67

JPMorgan SmartRetirement 2050 Fund (continued)

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities,

68	JPMORGAN SMARTRETIREMENT FUNDS

such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a

NOVEMBER 1, 2016	69

JPMorgan SmartRetirement 2050 Fund (continued)

claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2050 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2050 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

70	JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter	2nd quarter, 2009	19.00%
Worst Quarter	4th quarter, 2008	–19.17%

The Fund’s year-to-date total return through 9/30/16 was 5.69%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 7/31/07)
CLASS A SHARES
Return Before Taxes	(6.21)%	6.77%	4.61%
Return After Taxes on Distributions	(6.99)	5.75	3.68
Return After Taxes on Distributions and Sale of Fund Shares	(3.10)	5.02	3.35
CLASS C SHARES
Return Before Taxes	(3.42)	7.06	4.54
CLASS I SHARES
Return Before Taxes	(1.64)	7.87	5.33
S&P TARGET DATE 2050 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.22)	8.20	4.48
LIPPER MIXED-ASSET TARGET 2050 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(2.04)	6.73	3.59

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as
401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2007	Managing Director
Michael Schoenhaut	2007	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	71

JPMorgan SmartRetirement® 2055 Fund

Class/Ticker:

A/JFFAX; C/JFFCX; I*/JFFSX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 103 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses	0.52	0.78	0.48%
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.27	0.53	0.23
Acquired Fund (Underlying Fund) Fees and Expenses	0.58	0.58	0.58

Total Annual Fund Operating Expenses	1.35	2.11	1.06
Fee Waivers and Expense Reimbursements[1]	(0.45)	(0.56)	(0.26)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.90	1.55	0.80

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.32%, 0.97% and 0.22% of the average daily net assets of the Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	538	816	1,115	1,963
CLASS C SHARES ($)	258	607	1,083	2,397
CLASS I SHARES ($)	82	311	560	1,271

72	JPMORGAN SMARTRETIREMENT FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	538	816	1,115	1,963
CLASS C SHARES ($)	158	607	1,083	2,397
CLASS I SHARES ($)	82	311	560	1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

NOVEMBER 1, 2016	73

JPMorgan SmartRetirement 2055 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2055 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2055 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

74	JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2055 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

NOVEMBER 1, 2016	75

JPMorgan SmartRetirement 2055 Fund (continued)

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities,

76	JPMORGAN SMARTRETIREMENT FUNDS

such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITs are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced

NOVEMBER 1, 2016	77

JPMorgan SmartRetirement 2055 Fund (continued)

counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the S&P Target Date 2055 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2055+ Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

78	JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter	4th quarter, 2013	7.52%
Worst Quarter	3rd quarter, 2015	–7.69%

The Fund’s year-to-date total return through 9/30/16 was 5.74%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 1/31/12)
CLASS A SHARES
Return Before Taxes	(6.19)%	8.56%
Return After Taxes on Distributions	(6.88)	7.69
Return After Taxes on Distributions and Sale of Fund Shares	(3.18)	6.46
CLASS C SHARES
Return Before Taxes	(3.43)	9.13
CLASS I SHARES
Return Before Taxes	(1.68)	9.97
S&P TARGET DATE 2055 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.29)	10.19
LIPPER MIXED-ASSET TARGET 2055+ FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(1.66)	9.14

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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JPMorgan SmartRetirement® 2060 Fund

Class/Ticker:

A/JAKAX; C/JAKCX; I*/JAKSX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 103 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses	0.40	0.50	0.38%
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.15	0.25	0.13
Acquired Fund (Underlying Fund) Fees and Expenses[1]	0.58	0.58	0.58

Total Annual Fund Operating Expenses	1.23	1.83	0.96
Fee Waivers and Expense Reimbursements[2]	(0.33)	(0.28)	(0.16)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[2]	0.90	1.55	0.80

1	“Remainder of Other Expenses” and “Acquired Fund (Underlying Fund) Fees and Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.32%, 0.97% and 0.22% of the average daily net assets of the Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

80	JPMORGAN SMARTRETIREMENT FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS A SHARES ($)	538	792
CLASS C SHARES ($)	258	548
CLASS I SHARES ($)	82	290

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS A SHARES ($)	538	792
CLASS C SHARES ($)	158	548
CLASS I SHARES ($)	82	290

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund has not yet operated for a full fiscal year as of the date of this prospectus. Therefore, there is no portfolio turnover rate for the Fund to report at this time.

NOVEMBER 1, 2016	81

JPMorgan SmartRetirement 2060 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2060 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2060 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the

Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

82	JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2060+ Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

NOVEMBER 1, 2016	83

JPMorgan SmartRetirement 2060 Fund (continued)

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities,

84	JPMORGAN SMARTRETIREMENT FUNDS

such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITs are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to

NOVEMBER 1, 2016	85

JPMorgan SmartRetirement 2060 Fund (continued)

such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on August 31, 2016. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2016	Managing Director
Anne Lester	2016	Managing Director
Michael Schoenhaut	2016	Managing Director
Daniel Oldroyd	2016	Managing Director
Eric J. Bernbaum	2016	Executive Director

86	JPMORGAN SMARTRETIREMENT FUNDS

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	87

More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust I (the Trust) and is managed by J.P. Morgan Investment Management Inc. (JPMIM). The underlying funds are managed by JPMIM, Security Capital Research & Management Incorporated (SCR&M) or J.P. Morgan Alternative Asset Management, Inc. (JPMAAM). SCR&M and JPMAAM are under common control with JPMIM. JF International Management Inc. (JFIMI) is the sub-adviser to the JPMorgan China Region Fund. JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (ASIA) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc. As a result, these advisers are considered control affiliates and the underlying funds advised by those entities are in the same group of investment companies. For more information about the Funds and JPMIM, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The mutual funds described in this prospectus are “Funds of Funds.” Each Fund’s investment strategy is to invest in a diversified group of other mutual funds within the same group of investment companies (i.e., J.P. Morgan Funds). The Funds are designed to provide exposure to a variety of asset classes including U.S. large cap, mid cap, and small cap equities, REITs, international and emerging markets equities, U.S. fixed income securities, emerging markets debt securities, high yield, market neutral strategies, commodities and money market instruments. The Funds attempt to take advantage of the most attractive types of investments by focusing on securities that the Adviser believes would outperform the Funds’ benchmarks and peer group over the long term. Exposure and diversification to such asset classes is achieved by investing in the other J.P. Morgan Funds (the underlying funds) as well as by investing directly in securities and other financial instruments, including derivatives. In connection with its main investment strategies, the Funds may use futures including exchange traded futures. The Funds are also permitted to use other derivatives, including, but not limited to, options and swaps. Under certain market conditions, the use of derivatives could be significant. For example, the Adviser may increase the usage of derivatives to “equitize” inflows or outflows of cash received into or paid out of the Fund, to invest in eligible asset classes with greater efficiency than investments in underlying Funds, or under other conditions in which the Adviser determines that the increased use of derivatives may be beneficial to the Fund, including managing duration or implementing overweights or underweights to particular markets or sectors based on, among other things, its current market outlook or specific market events.

A brief description of the underlying J.P. Morgan Funds can be found in Appendix A. Appendix A lists the underlying funds by sub-asset class that each Fund may utilize as of the date of this prospectus. Each of the Funds may invest in one or more of the underlying funds in each sub-asset class listed on Appendix A in an amount equal to the strategic target allocation percentage plus the tactical allocation percentage for the applicable sub-asset class. For example, the JPMorgan SmartRetirement Income Fund may invest up to 27.5% of its assets in a single U.S. Large Cap Equity Fund listed on Appendix A, which represents the 17.5% strategic target allocation to U.S. Large Cap Equity Funds and the permitted 10% tactical allocation for that asset class, or may invest up to 27.5% across multiple U.S. Large Cap Equity Funds. In addition, the Funds may invest in additional underlying funds that are not listed on Appendix A from time to time in the future so long as a Fund’s investments in any additional underlying fund does not exceed 5% of Fund holdings.

All of the JPMorgan SmartRetirement Funds, except the JPMorgan SmartRetirement Income Fund (the Target Date Funds), are designed for investors who expect to retire near the applicable target retirement date (for example, 2015 for the JPMorgan SmartRetirement 2015 Fund). The JPMorgan SmartRetirement Income Fund is designed for investors who are retired or expect to retire soon.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. Each Fund’s investment objective is fundamental, although over time, each Target Date Fund’s investment objective migrates from seeking total return to seeking current income and some capital appreciation as the Target Date Fund approaches its target date. All other fundamental policies are specifically identified in the Statement of Additional Information.

Glide Path. JPMIM uses a strategic asset allocation strategy for each of the Target Date Funds that changes over time as a Fund approaches its target retirement date. This is known as the “glide path.” As a Fund approaches its target retirement date, each Target Date Fund’s investment objective migrates from seeking total return to current income. It is intended that each Fund’s strategic target allocations will approximate that of the JPMorgan SmartRetirement Income Fund by the end of the target retirement date. Once a Target Date Fund’s strategic target allocations are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Target Date Fund may, but is not required to, combine with the JPMorgan SmartRetirement Income Fund upon approval of the Board of Trustees of the Trust. The Target Date Funds are “to” funds rather than “through” funds.

88	JPMORGAN SMARTRETIREMENT FUNDS

WHAT IS THE DIFFERENCE BETWEEN A “THROUGH” AND “TO” TARGET DATE FUND?
A “through” target date fund has a longer glide path that goes beyond the retirement year. “Through” funds are designed for investors with longer investment horizons that go 10 to 20 years past their retirement age. These funds are more aggressive in their strategic target allocations to equities at retirement than “to” funds, and become more conservative over a longer period of time after retirement. A “to” target date fund generally treats the target date as the end point of the glide path. These funds generally reach their most conservative strategic target allocations close to the target retirement date. The Target Date Funds are “to” target date funds and are designed for investors who are seeking current income and some capital appreciation rather than continuing to seek total return on their retirement date.

Strategic Target Allocations. The table below represents the strategic target allocations for each Fund as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the Fund’s benchmarks and peer group over the long term (i.e., over multiple year periods). The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives. For example, the Adviser may over-weight or under-weight a strategic target allocation to take advantage of a particular investment opportunity it believes is present in the shorter-term based on, among other things, its current market outlook or specific market events, and the Adviser will review regularly its tactical allocations to determine whether to maintain such positions.

The Adviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations as shown in its glide path and the table below may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the JPMorgan SmartRetirement Income Fund, JPMorgan Smart Retirement 2015 Fund and JPMorgan SmartRetirement 2020 Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes, while the other JPMorgan SmartRetirement Funds may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income and equity, +/- 20% for money market/cash and cash equivalents, and +/-5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the table below. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

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Strategic Target Allocations[1]
Allocation Ranges (%)	Income Fund Target	2015 Fund Target	2020 Fund Target	2025 Fund Target	2030 Fund Target	2035 Fund Target	2040 Fund Target	2045 Fund Target	2050 Fund Target	2055 Fund Target	2060 Fund Target
Equity	36.0%	36.0%	52.0%	62.0%	72.0%	79.0%	86.0%	86.0%	86.0%	86.0%	86.0%
U.S. Large Cap Equity Funds	17.5%	17.5%	25.4%	30.2%	34.9%	38.2%	41.5%	41.5%	41.5%	41.5%	41.5%
U.S. Small/Mid Cap Equity Funds	3.8%	3.8%	5.6%	6.9%	8.1%	8.8%	9.5%	9.5%	9.5%	9.5%	9.5%
REIT Funds	2.3%	2.3%	3.3%	3.8%	4.3%	4.8%	5.3%	5.3%	5.3%	5.3%	5.3%
International Equity Funds	9.0%	9.0%	13.0%	15.5%	18.0%	19.8%	21.5%	21.5%	21.5%	21.5%	21.5%
Emerging Markets Equity Funds	3.5%	3.5%	4.8%	5.8%	6.8%	7.5%	8.3%	8.3%	8.3%	8.3%	8.3%

Commodities	1.5%	1.5%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	1.5%	1.5%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Fixed Income	52.5%	52.5%	47.5%	38.0%	28.0%	21.0%	14.0%	14.0%	14.0%	14.0%	14.0%
U.S. Fixed Income Funds	34.5%	34.5%	36.5%	31.8%	22.5%	16.0%	9.5%	9.5%	9.5%	9.5%	9.5%
Inflation Managed Funds	7.5%	7.5%	3.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
High Yield Funds	7.8%	7.8%	5.5%	4.0%	3.5%	3.3%	3.0%	3.0%	3.0%	3.0%	3.0%
Emerging Markets Debt Funds	2.8%	2.8%	2.5%	2.3%	2.0%	1.8%	1.5%	1.5%	1.5%	1.5%	1.5%

Money Market Funds/Cash and Cash Equivalents	10.0%	10.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Money Market Funds/Cash and Cash Equivalents	10.0%	10.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, each Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although each Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

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Direct Investments in Securities and Financial Instruments.

The JPMorgan SmartRetirement Funds invest in J.P. Morgan Funds and cash and cash equivalents. The Funds, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, may also invest directly in securities including exchange-traded funds (ETFs), and other financial instruments, such as futures, swaps, exchange traded notes (ETNs) and other derivatives, in lieu of the underlying funds to gain exposure to, or to overweight or underweight allocations, among various sectors and markets. For temporary defensive purposes or to respond to unusual market conditions or large cash flows, a Fund may invest up to 40% of its total assets directly in securities and may invest all or most of its assets in cash or cash equivalents. Under ordinary circumstances, a Fund will not invest more than 20% of its total assets directly in securities. While not part of their principal investment strategies, the JPMorgan SmartRetirement Funds may also use futures and other derivatives for interest rate risk management to adjust the duration position of a JPMorgan SmartRetirement Fund. Futures and other derivatives used for this purpose are not subject to or included as part of a JPMorgan SmartRetirement Fund’s stated fixed income ranges.

INVESTMENT RISKS

The JPMorgan SmartRetirement Funds invest primarily in a variety of other J.P. Morgan Funds. The J.P. Morgan Funds in which the Funds may invest are referred to in this prospectus as the “underlying funds.” The main risks associated with investing in the JPMorgan SmartRetirement Funds are summarized in the “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the risks associated with the JPMorgan SmartRetirement Funds and the underlying funds are described below. The degree to which these risks apply to a JPMorgan SmartRetirement Fund will vary according to its point along its glide path and its use of tactical allocations and each may be considered a main risk of such Fund over the course of time. Risks that are not expected to be main risks of the JPMorgan SmartRetirement Funds are described under “Additional Risks”.

An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you.

Main Risks

Investment Risk. JPMorgan SmartRetirement Funds are subject to investment risk, including stock and fixed income market risk. These markets may be volatile causing a Fund’s share price to drop and an investor to lose money. The Target Date Funds become more conservative over time meaning they allocate more of their assets to fixed income investments than equity investments as they near the target retirement date. Despite the more conservative allocation, the Target Date Funds and JPMorgan SmartRetirement Income Fund will continue to be exposed to market risk, including stock market risk and the share price of a Fund may decline even after a Fund’s allocation is at its most conservative. In determining whether to invest in a JPMorgan SmartRetirement Fund, investors should consider their estimated retirement date, retirement needs and expectations, and risk tolerance.

JPMorgan SmartRetirement Funds are not a complete retirement program and there is no guarantee that the Funds will provide sufficient retirement income to an investor.

1.	Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so.

2.	You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance when choosing a Target Date Fund.

3.	Target Date Funds are not a complete retirement program and there is no guarantee that any of the Funds will provide sufficient retirement income, and you may lose money before or after retirement.

4.	Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in a Target Date Fund periodically.

5.	If you need help making an investment decision, you should consult a financial advisor.

Investments in Mutual Funds and ETFs Risk. Each JPMorgan SmartRetirement Fund invests in underlying J.P. Morgan Funds as a primary strategy, so each Fund’s performance is directly related to the performance of the underlying funds. Each Fund’s net asset value will change with the value of the underlying funds and changes in the markets where the underlying funds invest. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in a Fund benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

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In addition to investing in underlying J.P. Morgan Funds, the Funds may also invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount). Shareholders will indirectly bear the expenses charged by the underlying J.P. Morgan Funds and ETFs.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Derivatives Risk. The underlying funds and the Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s or underlying fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund or underlying fund, and the cost of such strategies may reduce the Fund’s or underlying fund’s returns. Derivatives also expose the Fund and underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligation), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. In addition, the Fund or underlying fund may use derivatives for non-hedging purposes, which increases the Fund’s or underlying fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund or underlying fund may be more volatile than if the Fund or underlying fund had not been leveraged because the leverage tends to exaggerate any effect on the value of a Fund’s or underlying fund’s portfolio securities. Registered investment companies such as the underlying funds are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund or underlying fund to sell or otherwise close a derivatives position could expose the Fund or underlying fund to losses and could make derivatives more difficult for the Fund or underlying fund to value accurately.

A Fund’s or underlying fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund or underlying fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s or underlying fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Securities and Financial Instruments Risk. JPMorgan SmartRetirement Funds may invest directly in securities and other financial instruments, such as derivatives. The intention of doing so is to gain exposure to, or to overweight or underweight their investments, among various sectors or markets and for duration management. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector or in managing duration. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk). Depending on the type of security or instrument, the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in a Fund will be affected.

High Yield Securities Risk. Some of the underlying funds may invest in debt securities that are considered to be speculative (known as junk bonds). These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change,

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the market price of the underlying fund’s investments and a Fund’s or underlying fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in the investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Loan Risk. Some of the underlying funds may invest in loan assignments and participations and commitments to purchase loan assignments (Loans) including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, an underlying fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although an underlying fund will limit its investments in illiquid securities to no more than 15% of an underlying fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. In addition, certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws.

No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to an underlying fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Because some Loans that an underlying fund invests in may have a more limited secondary market, liquidity risk is more pronounced for an underlying fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about an underlying fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, an underlying fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict an underlying fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the Adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Interest Rate Risk. Some of the underlying funds invest in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these underlying funds’ investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the underlying funds’ investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

The underlying funds may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities and repurchase agreements held by the underlying funds. Such default could result in losses to the underlying funds and to the Funds. In addition, the credit quality of securities held by an underlying fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an underlying fund. Lower credit quality also may affect liquidity and make it difficult for the underlying fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government will provide financial support.

Prices of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or

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perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Some of the underlying funds invest in asset-backed, mortgage-related and mortgage-backed securities. These securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the property market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease an underlying fund’s yield and the income available for distribution by an underlying fund. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, an underlying fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. In periods of rising interest rates, an underlying fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, an underlying fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the underlying fund invests may be particularly sensitive to changes in prevailing interest rates.

Some of the underlying funds may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive to changes in interest rates and to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Because the underlying funds may invest in foreign currencies or securities of foreign issuers, investments in such underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market

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economies than developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. An underlying fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease an underlying fund’s yield on those securities.

Geographic Focus Risk. In addition to the more general “Foreign Securities and Emerging Markets Risk.” above, the Fund, either directly or through its investment in an underlying fund, may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Sovereign Debt Risk. Some of the underlying funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currency Risk. Changes in foreign currency exchange rates may affect the value of an underlying fund’s securities and the price of the underlying fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies. Investments by underlying funds in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the Funds.

Real Estate Securities Risk. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, and environmental factors. In addition, the value of real estate securities will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The underlying funds will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in

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which it invests in addition to the expenses of the underlying fund.

Government Securities Risk. Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guarantees by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Inflation-Managed Strategies Risk. Certain underlying funds may use inflation-managed strategies including using swaps that are based on the Consumer Price Index for all Urban Consumers (CPI-U) in combination with a core portfolio of fixed income securities to create the equivalent of a portfolio of inflation-protected fixed income securities. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds or reflect the actual rate of inflation. In addition, some of the underlying funds may make direct investments in inflation-protected securities. Inflation-linked securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the underlying fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. An underlying fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Commodity Risk. Certain underlying funds will have a significant portion of their assets concentrated in commodity-linked securities and derivatives. Some of the underlying funds may have direct investments in commodities. Developments affecting commodities will have a disproportionate impact on such underlying funds. An underlying fund’s investment in commodities, commodity-linked securities and derivatives may subject the underlying fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodities, commodity-linked securities and derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, environmental incidents, embargoes, tariffs and international economic, political and regulatory developments. The natural resources and energy sector can be significantly affected by changes in the prices and supplies of oil, gas and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the underlying fund’s net asset value), and there can be no assurance that the underlying fund’s use of leverage will be successful. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk. Some of the underlying funds may concentrate in certain commodity sectors such as natural resources. When an underlying fund concentrates in a particular industry or group of industries, events impacting that sector will have a greater effect on an underlying fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain commodity sub-sectors are subject to greater governmental regulation than are other industries, therefore, changes in tax and other government regulations may be more likely to adversely affect such underlying funds.

96	JPMORGAN SMARTRETIREMENT FUNDS

Transactions Risk. A Fund or an underlying fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities an underlying fund wishes to or is required to sell are illiquid. The underlying fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. For underlying funds that invest in debt securities, other market participants may be attempting to sell debt securities at the same time as the underlying fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in debt markets. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance.

Additional Risks

Strategy Risk. A main investment strategy of some of the underlying funds is to invest in common stocks considered to be attractive and to short sell stocks considered to be unattractive. This strategy may fail to produce the intended results. There is no guarantee that the use of long and short positions will succeed in limiting the underlying fund’s exposure to domestic stock market movements, capitalization, sector-swings or other factors. The strategy used by these underlying funds involves complex securities transactions, including short sales, that involve risks different than direct equity investments. Some of the other underlying funds also use short sales. The use of short sales may result in these underlying funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than they would if they did not engage in such short sales.

Non-Diversified Fund Risk. Certain of the underlying funds are non-diversified and they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the underlying fund’s shares being more sensitive to the economic results of those issuing the securities.

Index Funds Risk. Certain underlying funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by the underlying fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the underlying fund were not fully invested in such securities.

High Portfolio Turnover Risk. The techniques and strategies contemplated by some of the underlying funds are expected to result in a high degree of portfolio turnover. Portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover (e.g. over 100%) may involve correspondingly greater expenses to the underlying funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gain, including short-term capital gain that will generally be taxable to shareholders as ordinary income, and may adversely impact the underlying fund’s after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect an underlying fund’s performance.

Securities Lending Risk. Some of the underlying funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when an underlying fund’s loans are concentrated with a single or limited number of borrowers. In addition, an underlying fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the underlying fund’s investments of the cash collateral declines below the amount owed to a borrower, an underlying fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the underlying fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the underlying fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities.

Exchange Traded Notes Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow

NOVEMBER 1, 2016	97

More About the Funds (continued)

individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default. In addition, investors in ETNs generally have no right with respect to the instruments underlying the index or any right to receive delivery of the instruments underlying the index.

CFTC Regulation Risk. (applicable to the SmartRetirement 2060 Fund) The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Funds purchase, please read the Statement of Additional Information.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. These

98	JPMORGAN SMARTRETIREMENT FUNDS

investments may be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Expenses of Underlying Funds. The percentage of each JPMorgan SmartRetirement Fund’s assets that will be allocated to each of the underlying funds may be changed from time to time by JPMIM within the parameters set forth in this prospectus. In addition, new J.P. Morgan Funds may be added to the list of underlying funds from time to time. To the extent that the allocations among the underlying funds are changed, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Funds may increase or decrease.

The Funds will invest in Class R6 Shares of the underlying funds to the extent they are available. If an underlying fund does not offer Class R6 Shares, the Funds will invest in Class R5 Shares of the underlying funds. Many of the underlying funds do not offer Class R5 or Class R6 Shares; therefore, the Fund will invest in Class L Shares or Institutional Class Shares, if applicable and available. To the extent that an underlying fund does not offer Class R6, Class R5 or Class L Shares, the Fund will invest in Class I Shares, if available. The shares of the underlying funds in which the SmartRetirement Funds invest may impose a separate shareholder service fee. To avoid charging a separate shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to each SmartRetirement Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waivers and Expense Reimbursements” in the Annual Fund Operating Expenses table.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

MORE INFORMATION ON S&P TARGET DATE INDEX SERIES

Returns for the S&P Target Date Index Series are reported from the inception date of the Funds. The original inception date for the S&P Target Date Index Series (each, an Index) was 9/25/08 (the Original Inception Date). Subsequently, Standard & Poor’s decided to provide return information for periods prior to the Original Inception Date. The benchmark returns are from the periods specified in the Average Annual Total Returns tables.

Effective 3/1/10, Standard & Poor’s modified the method used to calculate Index levels and returns for each Index. Index history prior to 3/1/10 reflects the original calculation method, while Index history after 3/1/10 reflects the modified calculation method.

Prior to 3/1/10, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. After 3/1/10, each Index will continue to be reconstituted on the same schedule. However, a new rebalancing schedule took effect on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month.

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Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

100	JPMORGAN SMARTRETIREMENT FUNDS

	Class A	Class C	Class I
Eligibility[1,2]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.[3]

Minimum Investment[1,4,5]	$500 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]	$500 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 — Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds[3] or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan.[7]

Minimum Subsequent Investments[1]	$50[8]	$50[8]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Systematic Investment Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.

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Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 4.50% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

• 1.00% on redemptions made within 12 months after purchase.

• 0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]

Effective 4/3/17, new Group Retirement Plans (please see Glossary for definition) are not eligible to purchase Class A, Class C or Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of any of the SmartRetirement Income Fund through the SmartRetirement 2060 Fund available to participants on or before 4/3/17, may continue to open accounts for new participants in such share classes of the SmartRetirement Income Fund through the SmartRetirement 2060 Fund and purchase additional shares in existing participant accounts.

102	JPMORGAN SMARTRETIREMENT FUNDS

[3]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[4]

Investment minimums may be waived for certain types of Group Retirement Plans, as well as for certain fee-based programs. The J.P. Morgan Funds reserve the right to waive any initial or subsequent investment minimum.

[5]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[6]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $500 investment amount per Fund. Once the required amount is reached, you must maintain the minimum $500 investment in the Fund.

[7]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per Fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[8]	Minimum subsequent investment amount for Systematic Investment Plans established before 3/1/15 is $25.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the J.P. Morgan Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of each Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finder’s fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	4.50	4.71	4.05	0.00
$100,000-$249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

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Investing with J.P. Morgan Funds (continued)

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months — 1.00%

Class I Shares

There is no sales charge, commission or CDSC associated with Class I Shares.

Reducing Your Class A Sales Charges

Each Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the J.P. Morgan Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations

104	JPMORGAN SMARTRETIREMENT FUNDS

made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C and Class I and Class L Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix A. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

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Investing with J.P. Morgan Funds (continued)

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans, which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

8.	Purchased in an account where the Distributor is the broker of record as of 4/10/17.

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To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please see “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Funds will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Sold as a return of excess contributions from an IRA Account.

8.	Sold to pay JPMDS or a Financial Intermediary account-related fees (only if the transaction is initiated by JPMDS or the Financial Intermediary).

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at NAV during a defined time period.

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Investing with J.P. Morgan Funds (continued)

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Shares of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A Shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

As of April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services are made by the Distributor as shareholder servicing agent, from the shareholder service fee (to be known as the “service fee”). From time to time, JPMIM or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

108	JPMORGAN SMARTRETIREMENT FUNDS

Shareholder Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following (based on the average daily net assets of each class of a Fund).

Class	Shareholder Service Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

Class C Shares Conversion Feature

Class C Shares held in an account where the Distributor is the broker of record on 4/21/17 will convert to Class A Shares on or about 4/21/17. If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after 4/21/17, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer. Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

PURCHASING FUND SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

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Investing with J.P. Morgan Funds (continued)

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•  J.P. Morgan Funds; or

•  The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

110	JPMORGAN SMARTRETIREMENT FUNDS

HOW TO PURCHASE DIRECTLY WITH J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account
Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

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Investing with J.P. Morgan Funds (continued)

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of a Fund may be exchanged for:

•   Class A Shares of another J.P. Morgan Fund,

•   Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

•   Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of any Fund may also be exchanged for:

•   Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•   Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of a Fund may be exchanged for:

•   Class I Shares of another J.P. Morgan Fund, or

•   Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and Class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

112	JPMORGAN SMARTRETIREMENT FUNDS

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

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Investing with J.P. Morgan Funds (continued)

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the J.P. Morgan Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

114	JPMORGAN SMARTRETIREMENT FUNDS

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

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Investing with J.P. Morgan Funds (continued)

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products; and

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution;

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts;

•	Retirement plan contributions, loans, distributions, and hardship withdrawals;

•	IRA re-characterizations and conversions; and

•	IRA purchases of shares by asset transfer or direct rollover.

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

116	JPMORGAN SMARTRETIREMENT FUNDS

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Dividends from net investment income are generally declared and paid quarterly for each Fund. Each Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

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Investing with J.P. Morgan Funds (continued)

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

A Fund or an underlying fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. If at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies (as is expected to be the case for each Fund), that Fund may elect to “pass through” to its shareholders the amount of foreign taxes deemed paid by that Fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes deemed paid by that Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amounts in computing taxable income or use such amounts (subject to various limitations) as a foreign tax credit against federal income tax (but not both). In addition, a Fund or an underlying fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund or an underlying fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund or an underlying fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund or an underlying fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund or an underlying fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

118	JPMORGAN SMARTRETIREMENT FUNDS

A Fund’s use of a Fund-of-Funds structure could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investments in Other Funds” in the Statement of Additional Information.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

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Investing with J.P. Morgan Funds (continued)

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each of the Funds may disclose the complete uncertified holdings list and the percentage allocations to each of the underlying funds as of the most recent month end online at www.jpmorganfunds.com, no sooner than ten calendar days after month end.

Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more frequent basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

120	JPMORGAN SMARTRETIREMENT FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans are not considered group retirement plans.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

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Management of the Funds

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company.

JPMIM (the Administrator) (1111 Polaris Parkway, Columbus, Ohio 43240) provides administrative services and oversees the Funds’ other service providers. The Administrator does not receive a separate fee for services to the JPMorgan SmartRetirement Funds but does receive fees for its services to the underlying funds. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (1111 Polaris Parkway, Columbus, Ohio 43240) is the distributor for the Funds. The Distributor is a direct, wholly-owned subsidiary of JPMorgan Chase.

A discussion of the basis the Board of Trustees used in approving the investment advisory agreement for each Fund is included in that Fund’s semi-annual report for the six-month period ended December 31.

ADVISORY FEES

JPMIM does not charge an investment advisory fee for its services to the Funds, although it and its affiliates receive investment advisory fees from the underlying funds.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder service fees, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries, that provide shareholder, sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

THE FUND MANAGERS

The Funds are managed by JPMIM’s Multi-Asset Solutions Team. The members of the Multi-Asset Solutions Team responsible for management and oversight of the Funds are Jeffrey A. Geller, Anne Lester, Michael Schoenhaut, Daniel Oldroyd and Eric J. Bernbaum. In their capacity as portfolio managers, Mr. Geller, Ms. Lester, Mr. Schoenhaut, Mr. Oldroyd and Mr. Bernbaum and the team of investment professionals manage the portfolio construction, investment strategy selection and tactical asset allocation processes for each Fund. Mr. Geller, Managing Director, is Chief Investment Officer (CIO) for the Americas of Multi- Asset Solutions and has had investment oversight responsibility for the Funds since 2008. Ms. Lester, Managing Director, has been a member of Multi-Asset Solutions since 2000, and a portfolio manager of the Funds since their inception. She is the Head of Retirement Solutions for JPMIM. Mr. Schoenhaut, Managing Director, has been an employee of JPMIM since 1997 and has been a portfolio manager of the Funds since their inception. Mr. Oldroyd, Managing Director, is the Head of Target Date Strategies for JPMIM. An employee of JPMIM since 2000, Mr. Oldroyd has been a portfolio manager of the Funds since 2010. Mr. Bernbaum, Executive Director, has been an employee of JPMIM and Multi-Asset Solutions since 2008 and a portfolio manager of the Funds since November 2014.

JPMIM and SCR&M serve as the advisers, and certain affiliates serve as sub-advisers, to the underlying funds, for which they receive a fee.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, the other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

122	JPMORGAN SMARTRETIREMENT FUNDS

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NOVEMBER 1, 2016	123

Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ financial performance for the last one through five years or the periods of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The JPMorgan SmartRetirement 2060 Fund commenced operations after its fiscal year end. Therefore, there are no financial highlights for this Fund. The information below has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements are incorporated by reference in the Statement of Additional Information, which is available on request.

Because each Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class A
Year Ended June 30, 2016	$17.60	$0.32		$(0.19)	$0.13	$(0.37)	$(0.06)	$(0.43)
Year Ended June 30, 2015	17.72	0.32	(g)	0.00 (h)	0.32	(0.44)	—	(0.44)
Year Ended June 30, 2014	16.41	0.36		1.38	1.74	(0.43)	—	(0.43)
Year Ended June 30, 2013	15.79	0.36		0.66	1.02	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.82	0.43		(0.06)	0.37	(0.40)	—	(0.40)

Class C
Year Ended June 30, 2016	17.53	0.21		(0.19)	0.02	(0.26)	(0.06)	(0.32)
Year Ended June 30, 2015	17.66	0.20	(g)	0.00 (h)	0.20	(0.33)	—	(0.33)
Year Ended June 30, 2014	16.36	0.26		1.36	1.62	(0.32)	—	(0.32)
Year Ended June 30, 2013	15.75	0.25		0.66	0.91	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.78	0.32		(0.05)	0.27	(0.30)	—	(0.30)

Class I*
Year Ended June 30, 2016	17.63	0.34		(0.20)	0.14	(0.38)	(0.06)	(0.44)
Year Ended June 30, 2015	17.75	0.34	(g)	0.00 (h)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2014	16.43	0.37		1.39	1.76	(0.44)	—	(0.44)
Year Ended June 30, 2013	15.81	0.38		0.66	1.04	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.83	0.44		(0.05)	0.39	(0.41)	—	(0.41)
(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
*	Formerly, Select Class Shares.

124	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (d)(e)	Portfolio turnover rate (f)

$17.30	0.81%	$619,792,804	0.28%	1.86%		0.58%	29%
17.60	1.81	600,404,300	0.27	1.80	(g)	0.58	10
17.72	10.68	535,792,964	0.27	2.09		0.57	11
16.41	6.48	207,251,354	0.27	2.16		0.57	20
15.79	2.44	121,365,820	0.27	2.75		0.58	10

17.23	0.16	24,969,601	0.94	1.22		1.08	29
17.53	1.12	24,249,797	0.92	1.15	(g)	1.09	10
17.66	9.98	20,874,415	0.92	1.54		1.07	11
16.36	5.80	6,649,282	0.92	1.53		1.07	20
15.75	1.79	4,691,065	0.92	2.08		1.08	10

17.33	0.90	298,322,644	0.18	1.97		0.32	29
17.63	1.91	304,856,274	0.17	1.91	(g)	0.34	10
17.75	10.82	299,870,855	0.17	2.17		0.32	11
16.43	6.57	115,267,735	0.17	2.27		0.32	20
15.81	2.58	75,389,029	0.17	2.81		0.33	10

NOVEMBER 1, 2016	125

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class A
Year Ended June 30, 2016	$17.76	$0.32		$(0.23)	$0.09	$(0.38)	$(0.15)	$(0.53)
Year Ended June 30, 2015	17.87	0.33	(g)	0.07	0.40	(0.45)	(0.06)	(0.51)
Year Ended June 30, 2014	16.31	0.34		1.68	2.02	(0.46)	—	(0.46)
Year Ended June 30, 2013	15.39	0.36		0.97	1.33	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.48	0.41		(0.12)	0.29	(0.38)	—	(0.38)

Class C
Year Ended June 30, 2016	17.64	0.21		(0.23)	(0.02)	(0.27)	(0.15)	(0.42)
Year Ended June 30, 2015	17.76	0.21	(g)	0.07	0.28	(0.34)	(0.06)	(0.40)
Year Ended June 30, 2014	16.21	0.22		1.68	1.90	(0.35)	—	(0.35)
Year Ended June 30, 2013	15.30	0.25		0.97	1.22	(0.31)	—	(0.31)
Year Ended June 30, 2012	15.41	0.30		(0.12)	0.18	(0.29)	—	(0.29)

Class I*
Year Ended June 30, 2016	17.79	0.34		(0.24)	0.10	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2015	17.90	0.35	(g)	0.07	0.42	(0.47)	(0.06)	(0.53)
Year Ended June 30, 2014	16.33	0.35		1.69	2.04	(0.47)	—	(0.47)
Year Ended June 30, 2013	15.41	0.38		0.96	1.34	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.50	0.42		(0.12)	0.30	(0.39)	—	(0.39)
(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
*	Formerly, Select Class Shares.

126	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (d)(e)	Portfolio turnover rate (f)

$17.32	0.59%	$697,580,324	0.30%	1.88%		0.57%	31%
17.76	2.28	671,796,712	0.28	1.82	(g)	0.56	12
17.87	12.49	552,000,974	0.28	1.97		0.56	10
16.31	8.66	345,597,966	0.28	2.23		0.57	21
15.39	1.97	224,499,324	0.28	2.69		0.57	16

17.20	(0.05)	26,285,884	0.95	1.23		1.08	31
17.64	1.59	25,865,433	0.93	1.19	(g)	1.07	12
17.76	11.81	22,582,903	0.93	1.30		1.06	10
16.21	7.99	17,518,436	0.93	1.58		1.06	21
15.30	1.22	11,606,585	0.93	2.03		1.07	16

17.35	0.69	361,708,314	0.20	1.97		0.30	31
17.79	2.37	384,115,065	0.18	1.93	(g)	0.31	12
17.90	12.64	364,358,698	0.18	2.05		0.31	10
16.33	8.75	247,864,903	0.18	2.33		0.32	21
15.41	2.06	193,787,532	0.18	2.77		0.32	16

NOVEMBER 1, 2016	127

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2016	$18.50	$0.32		$(0.30)	$0.02	$(0.38)	$(0.19)	$(0.57)
Year Ended June 30, 2015	18.62	0.34	(g)	0.25	0.59	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2014	16.70	0.33		2.13	2.46	(0.47)	(0.07)	(0.54)
Year Ended June 30, 2013	15.41	0.35		1.34	1.69	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.54	0.38		(0.17)	0.21	(0.34)	—	(0.34)

Class C
Year Ended June 30, 2016	18.42	0.21		(0.31)	(0.10)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2015	18.56	0.21	(g)	0.24	0.45	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2014	16.65	0.21		2.13	2.34	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2013	15.37	0.25		1.33	1.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.50	0.27		(0.15)	0.12	(0.25)	—	(0.25)

Class I*
Year Ended June 30, 2016	18.55	0.34		(0.30)	0.04	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2015	18.68	0.36	(g)	0.23	0.59	(0.50)	(0.22)	(0.72)
Year Ended June 30, 2014	16.75	0.35		2.14	2.49	(0.49)	(0.07)	(0.56)
Year Ended June 30, 2013	15.45	0.36		1.35	1.71	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.39		(0.15)	0.24	(0.36)	—	(0.36)
(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(h)	Amount rounds to less than 0.005%.
*	Formerly, Select Class Shares.

128	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (a)		Expenses without waivers and reimbursements (d)(e)	Portfolio turnover rate (f)

$17.95	0.22%	$1,574,360,821	0.30%	1.82%		0.57%	19%
18.50	3.23	1,413,064,773	0.28	1.80	(g)	0.56	8
18.62	14.87	1,106,943,955	0.28	1.86		0.55	9
16.70	11.04	652,936,166	0.28	2.16		0.57	23
15.41	1.48	396,662,789	0.28	2.50		0.58	12

17.87	(0.43)	55,337,034	0.95	1.17		1.08	19
18.42	2.50	56,200,731	0.93	1.15	(g)	1.08	8
18.56	14.17	41,225,755	0.93	1.20		1.05	9
16.65	10.33	26,331,781	0.93	1.50		1.07	23
15.37	0.84	17,329,335	0.93	1.83		1.08	12

18.00	0.31	943,672,820	0.20	1.92		0.31	19
18.55	3.26	964,095,152	0.18	1.91	(g)	0.30	8
18.68	14.99	837,787,313	0.18	1.95		0.30	9
16.75	11.17	579,236,917	0.18	2.18		0.32	23
15.45	1.63	529,645,002	0.18	2.57		0.33	12

NOVEMBER 1, 2016	129

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2016	$17.97	$0.28		$(0.40)	$(0.12)	$(0.35)	$(0.19)	$(0.54)
Year Ended June 30, 2015	18.00	0.30	(g)	0.35	0.65	(0.47)	(0.21)	(0.68)
Year Ended June 30, 2014	16.03	0.29		2.39	2.68	(0.45)	(0.26)	(0.71)
Year Ended June 30, 2013	14.50	0.32		1.58	1.90	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2012	14.81	0.32		(0.29)	0.03	(0.29)	(0.05)	(0.34)

Class C
Year Ended June 30, 2016	17.91	0.17		(0.42)	(0.25)	(0.23)	(0.19)	(0.42)
Year Ended June 30, 2015	17.95	0.18	(g)	0.36	0.54	(0.37)	(0.21)	(0.58)
Year Ended June 30, 2014	16.00	0.18		2.37	2.55	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2013	14.48	0.22		1.58	1.80	(0.27)	(0.01)	(0.28)
Year Ended June 30, 2012	14.80	0.23		(0.30)	(0.07)	(0.20)	(0.05)	(0.25)

Class I*
Year Ended June 30, 2016	18.01	0.30		(0.42)	(0.12)	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2015	18.04	0.32	(g)	0.35	0.67	(0.49)	(0.21)	(0.70)
Year Ended June 30, 2014	16.06	0.31		2.39	2.70	(0.46)	(0.26)	(0.72)
Year Ended June 30, 2013	14.52	0.34		1.59	1.93	(0.38)	(0.01)	(0.39)
Year Ended June 30, 2012	14.84	0.33		(0.30)	0.03	(0.30)	(0.05)	(0.35)
(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
*	Formerly, Select Class Shares.

130	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (d)(e)	Portfolio turnover rate (f)

$17.31	(0.59)%	$1,581,781,922	0.31%	1.65%		0.56%	17%
17.97	3.74	1,322,590,934	0.29	1.66	(g)	0.56	8
18.00	16.96	949,827,525	0.29	1.69		0.56	7
16.03	13.23	524,850,362	0.29	2.03		0.58	14
14.50	0.30	304,654,425	0.29	2.29		0.59	13

17.24	(1.30)	53,254,672	0.96	0.99		1.09	17
17.91	3.07	53,305,463	0.94	1.01	(g)	1.08	8
17.95	16.18	36,336,181	0.94	1.05		1.06	7
16.00	12.54	20,270,701	0.94	1.41		1.08	14
14.48	(0.39)	9,094,758	0.94	1.65		1.09	13

17.34	(0.55)	855,591,284	0.21	1.75		0.31	17
18.01	3.82	762,445,476	0.19	1.77	(g)	0.31	8
18.04	17.10	592,406,545	0.19	1.78		0.31	7
16.06	13.39	348,288,801	0.19	2.15		0.33	14
14.52	0.32	235,342,053	0.19	2.36		0.34	13

NOVEMBER 1, 2016	131

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2016	$19.37	$0.28		$(0.63)	$(0.35)	$(0.35)	$(0.22)	$(0.57)
Year Ended June 30, 2015	19.38	0.30	(g)	0.46	0.76	(0.50)	(0.27)	(0.77)
Year Ended June 30, 2014	16.94	0.28		2.86	3.14	(0.48)	(0.22)	(0.70)
Year Ended June 30, 2013	15.05	0.32		1.94	2.26	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.51	0.31		(0.49)	(0.18)	(0.28)	—	(0.28)

Class C
Year Ended June 30, 2016	19.22	0.16		(0.62)	(0.46)	(0.25)	(0.22)	(0.47)
Year Ended June 30, 2015	19.25	0.17	(g)	0.46	0.63	(0.39)	(0.27)	(0.66)
Year Ended June 30, 2014	16.84	0.16		2.84	3.00	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2013	14.98	0.21		1.92	2.13	(0.27)	—	(0.27)
Year Ended June 30, 2012	15.44	0.21		(0.48)	(0.27)	(0.19)	—	(0.19)

Class I*
Year Ended June 30, 2016	19.41	0.30		(0.63)	(0.33)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	19.42	0.32	(g)	0.46	0.78	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2014	16.98	0.30		2.85	3.15	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2013	15.08	0.31		1.97	2.28	(0.38)	—	(0.38)
Year Ended June 30, 2012	15.54	0.32		(0.49)	(0.17)	(0.29)	—	(0.29)
(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(h)	Amount rounds to less than 0.005%.
*	Formerly, Select Class Shares.

132	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (d)(e)	Portfolio turnover rate (f)

$18.45	(1.71)%	$1,719,385,697	0.31%	1.53%		0.58%	22%
19.37	4.05	1,479,265,341	0.29	1.54	(g)	0.57	10
19.38	18.75	1,111,610,185	0.29	1.54		0.56	10
16.94	15.12	626,316,366	0.29	1.93		0.59	21
15.05	(1.07)	357,065,620	0.29	2.14		0.60	15

18.29	(2.36)	47,960,623	0.96	0.87		1.11	22
19.22	3.39	53,202,326	0.94	0.88	(g)	1.10	10
19.25	17.96	39,005,729	0.94	0.87		1.06	10
16.84	14.30	25,631,541	0.94	1.27		1.09	21
14.98	(1.69)	14,941,472	0.94	1.47		1.10	15

18.49	(1.62)	997,683,619	0.21	1.63		0.32	22
19.41	4.14	950,009,815	0.19	1.66	(g)	0.32	10
19.42	18.81	781,446,585	0.19	1.64		0.31	10
16.98	15.25	470,179,084	0.19	1.92		0.34	21
15.08	(0.98)	458,655,221	0.19	2.21		0.35	15

NOVEMBER 1, 2016	133

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2016	$18.59	$0.25		$(0.70)	$(0.45)	$(0.33)	$(0.22)	$(0.55)
Year Ended June 30, 2015	18.56	0.27	(g)	0.50	0.77	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.15	0.25		2.95	3.20	(0.45)	(0.34)	(0.79)
Year Ended June 30, 2013	14.17	0.28		2.06	2.34	(0.33)	(0.03)	(0.36)
Year Ended June 30, 2012	14.73	0.27		(0.54)	(0.27)	(0.24)	(0.05)	(0.29)

Class C
Year Ended June 30, 2016	18.47	0.13		(0.70)	(0.57)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.46	0.15	(g)	0.50	0.65	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.08	0.13		2.93	3.06	(0.34)	(0.34)	(0.68)
Year Ended June 30, 2013	14.12	0.18		2.05	2.23	(0.24)	(0.03)	(0.27)
Year Ended June 30, 2012	14.68	0.18		(0.53)	(0.35)	(0.16)	(0.05)	(0.21)

Class I*
Year Ended June 30, 2016	18.67	0.27		(0.71)	(0.44)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.63	0.30	(g)	0.49	0.79	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.21	0.26		2.96	3.22	(0.46)	(0.34)	(0.80)
Year Ended June 30, 2013	14.23	0.30		2.05	2.35	(0.34)	(0.03)	(0.37)
Year Ended June 30, 2012	14.78	0.28		(0.53)	(0.25)	(0.25)	(0.05)	(0.30)
(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(h)	Amount rounds to less than 0.005%.
*	Formerly, Select Class Shares.

134	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (d)(e)	Portfolio turnover rate (f)

$17.59	(2.40)%	$1,219,559,258	0.31%	1.42%		0.59%	17%
18.59	4.22	1,011,295,528	0.29	1.45	(g)	0.58	10
18.56	20.12	725,647,849	0.29	1.39		0.57	8
16.15	16.62	380,599,455	0.29	1.81		0.61	13
14.17	(1.71)	204,636,229	0.29	1.98		0.61	14

17.45	(3.08)	30,327,423	0.96	0.73		1.08	17
18.47	3.59	35,271,638	0.94	0.80	(g)	1.07	10
18.46	19.30	22,282,103	0.94	0.74		1.07	8
16.08	15.85	13,673,242	0.94	1.14		1.11	13
14.12	(2.32)	7,450,619	0.94	1.33		1.11	14

17.67	(2.30)	655,304,993	0.21	1.52		0.33	17
18.67	4.36	580,866,905	0.19	1.57	(g)	0.33	10
18.63	20.21	436,679,753	0.19	1.50		0.32	8
16.21	16.66	235,978,216	0.19	1.94		0.36	13
14.23	(1.55)	157,650,585	0.19	2.05		0.36	14

NOVEMBER 1, 2016	135

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2016	$19.96	$0.25		$(0.86)	$(0.61)	$(0.33)	$(0.25)	$(0.58)
Year Ended June 30, 2015	19.93	0.27	(g)	0.57	0.84	(0.50)	(0.31)	(0.81)
Year Ended June 30, 2014	17.14	0.25		3.26	3.51	(0.49)	(0.23)	(0.72)
Year Ended June 30, 2013	14.96	0.29		2.24	2.53	(0.35)	—	(0.35)
Year Ended June 30, 2012	15.49	0.28		(0.57)	(0.29)	(0.24)	—	(0.24)

Class C
Year Ended June 30, 2016	19.76	0.12		(0.85)	(0.73)	(0.24)	(0.25)	(0.49)
Year Ended June 30, 2015	19.76	0.14	(g)	0.57	0.71	(0.40)	(0.31)	(0.71)
Year Ended June 30, 2014	17.00	0.13		3.23	3.36	(0.37)	(0.23)	(0.60)
Year Ended June 30, 2013	14.86	0.18		2.22	2.40	(0.26)	—	(0.26)
Year Ended June 30, 2012	15.39	0.18		(0.55)	(0.37)	(0.16)	—	(0.16)

Class I*
Year Ended June 30, 2016	20.01	0.26		(0.85)	(0.59)	(0.35)	(0.25)	(0.60)
Year Ended June 30, 2015	19.98	0.30	(g)	0.56	0.86	(0.52)	(0.31)	(0.83)
Year Ended June 30, 2014	17.18	0.27		3.26	3.53	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2013	14.99	0.28		2.28	2.56	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.52	0.29		(0.56)	(0.27)	(0.26)	—	(0.26)
(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
*	Formerly, Select Class Shares.

136	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (d)(e)	Portfolio turnover rate (f)

$18.77	(2.97)%	$1,218,455,476	0.31%	1.32%		0.62%	16%
19.96	4.36	1,032,320,891	0.29	1.36	(g)	0.61	10
19.93	20.71	793,106,767	0.29	1.34		0.59	9
17.14	17.07	448,919,625	0.29	1.77		0.63	22
14.96	(1.77)	245,722,474	0.29	1.94		0.64	14

18.54	(3.64)	29,275,269	0.96	0.65		1.16	16
19.76	3.71	34,874,908	0.94	0.71	(g)	1.15	10
19.76	19.97	27,191,674	0.94	0.67		1.09	9
17.00	16.22	17,539,682	0.94	1.14		1.13	22
14.86	(2.36)	10,162,186	0.94	1.27		1.14	14

18.82	(2.87)	698,514,780	0.21	1.41		0.36	16
20.01	4.44	685,404,675	0.19	1.49	(g)	0.35	10
19.98	20.83	552,836,747	0.19	1.45		0.34	9
17.18	17.20	312,754,826	0.19	1.74		0.38	22
14.99	(1.67)	307,088,155	0.19	2.02		0.39	14

NOVEMBER 1, 2016	137

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2016	$18.90	$0.23		$(0.80)	$(0.57)	$(0.32)	$(0.23)	$(0.55)
Year Ended June 30, 2015	18.83	0.26	(g)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.29	0.24		3.07	3.31	(0.45)	(0.32)	(0.77)
Year Ended June 30, 2013	14.23	0.27		2.14	2.41	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2012	14.77	0.27		(0.54)	(0.27)	(0.23)	(0.04)	(0.27)

Class C
Year Ended June 30, 2016	18.80	0.12		(0.80)	(0.68)	(0.23)	(0.23)	(0.46)
Year Ended June 30, 2015	18.76	0.13	(g)	0.55	0.68	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.24	0.12		3.07	3.19	(0.35)	(0.32)	(0.67)
Year Ended June 30, 2013	14.20	0.17		2.13	2.30	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2012	14.74	0.18		(0.53)	(0.35)	(0.15)	(0.04)	(0.19)

Class I*
Year Ended June 30, 2016	18.96	0.25		(0.81)	(0.56)	(0.33)	(0.23)	(0.56)
Year Ended June 30, 2015	18.89	0.29	(g)	0.53	0.82	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.34	0.26		3.08	3.34	(0.47)	(0.32)	(0.79)
Year Ended June 30, 2013	14.27	0.30		2.13	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.80	0.28		(0.52)	(0.24)	(0.25)	(0.04)	(0.29)
(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
*	Formerly, Select Class Shares.

138	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (d)(e)	Portfolio turnover rate (f)

$17.78	(2.99)%	$727,577,511	0.31%	1.32%		0.66%	13%
18.90	4.40	566,570,260	0.29	1.38	(g)	0.64	9
18.83	20.68	393,004,238	0.29	1.34		0.62	8
16.29	17.10	195,534,833	0.29	1.77		0.66	11
14.23	(1.68)	97,150,663	0.29	1.97		0.66	11

17.66	(3.60)	17,320,818	0.96	0.66		1.21	13
18.80	3.71	18,384,099	0.94	0.69	(g)	1.18	9
18.76	19.91	12,377,129	0.94	0.70		1.12	8
16.24	16.31	6,672,821	0.94	1.11		1.16	11
14.20	(2.29)	3,188,443	0.94	1.30		1.15	11

17.84	(2.89)	408,473,526	0.21	1.40		0.39	13
18.96	4.48	336,202,683	0.19	1.51	(g)	0.40	9
18.89	20.79	233,540,430	0.19	1.45		0.37	8
16.34	17.23	106,990,895	0.19	1.89		0.41	11
14.27	(1.53)	64,581,494	0.19	2.03		0.40	11

NOVEMBER 1, 2016	139

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2016	$18.86	$0.23		$(0.79)	$(0.56)	$(0.32)	$(0.22)	$(0.54)
Year Ended June 30, 2015	18.79	0.26	(g)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.28	0.24		3.08	3.32	(0.46)	(0.35)	(0.81)
Year Ended June 30, 2013	14.23	0.28		2.11	2.39	(0.32)	(0.02)	(0.34)
Year Ended June 30, 2012	14.79	0.27		(0.55)	(0.28)	(0.23)	(0.05)	(0.28)

Class C
Year Ended June 30, 2016	18.74	0.12		(0.79)	(0.67)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.70	0.13	(g)	0.54	0.67	(0.37)	(0.26)	(0.63)
Year Ended June 30, 2014	16.22	0.12		3.06	3.18	(0.35)	(0.35)	(0.70)
Year Ended June 30, 2013	14.18	0.18		2.11	2.29	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2012	14.74	0.18		(0.54)	(0.36)	(0.15)	(0.05)	(0.20)

Class I*
Year Ended June 30, 2016	18.92	0.25		(0.79)	(0.54)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.85	0.28	(g)	0.53	0.81	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.33	0.26		3.08	3.34	(0.47)	(0.35)	(0.82)
Year Ended June 30, 2013	14.26	0.28		2.15	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.82	0.28		(0.54)	(0.26)	(0.25)	(0.05)	(0.30)
(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
*	Formerly, Select Class Shares.

140	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (d)(e)	Portfolio turnover rate (f)

$17.76	(2.94)%	$580,688,735	0.31%	1.32%		0.73%	16%
18.86	4.37	443,861,392	0.29	1.36	(g)	0.72	9
18.79	20.67	308,249,235	0.29	1.36		0.66	8
16.28	16.98	153,506,488	0.29	1.80		0.70	15
14.23	(1.70)	69,795,977	0.29	1.96		0.68	11

17.62	(3.56)	15,792,238	0.96	0.65		1.28	16
18.74	3.69	17,461,976	0.94	0.70	(g)	1.25	9
18.70	19.85	12,185,639	0.94	0.70		1.15	8
16.22	16.27	7,056,864	0.94	1.19		1.19	15
14.18	(2.31)	3,703,376	0.94	1.27		1.18	11

17.82	(2.84)	385,203,213	0.21	1.42		0.46	16
18.92	4.46	321,794,530	0.19	1.49	(g)	0.47	9
18.85	20.78	234,064,007	0.19	1.44		0.41	8
16.33	17.18	115,467,767	0.19	1.81		0.44	15
14.26	(1.61)	76,266,132	0.19	2.05		0.43	11

NOVEMBER 1, 2016	141

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2055 Fund
Class A
Year Ended June 30, 2016	$20.85	$0.26	(h)	$(0.86)	$(0.60)	$(0.36)	$(0.16)	$(0.52)
Year Ended June 30, 2015	20.61	0.28	(h)(i)	0.59	0.87	(0.47)	(0.16)	(0.63)
Year Ended June 30, 2014	17.48	0.25	(h)	3.39	3.64	(0.50)	(0.01)	(0.51)
Year Ended June 30, 2013	15.24	0.29	(h)	2.27	2.56	(0.31)	(0.01)	(0.32)
January 31, 2012 (j) through June 30, 2012	15.00	0.08		0.23	0.31	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2016	20.79	0.13	(h)	(0.86)	(0.73)	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2015	20.59	0.14	(h)(i)	0.59	0.73	(0.37)	(0.16)	(0.53)
Year Ended June 30, 2014	17.48	0.12	(h)	3.40	3.52	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2013	15.25	0.19	(h)	2.27	2.46	(0.22)	(0.01)	(0.23)
January 31, 2012 (j) through June 30, 2012	15.00	0.04		0.23	0.27	(0.02)	—	(0.02)

Class I*
Year Ended June 30, 2016	20.88	0.28	(h)	(0.86)	(0.58)	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2015	20.64	0.31	(h)(i)	0.58	0.89	(0.49)	(0.16)	(0.65)
Year Ended June 30, 2014	17.50	0.26	(h)	3.41	3.67	(0.52)	(0.01)	(0.53)
Year Ended June 30, 2013	15.25	0.29	(h)	2.29	2.58	(0.32)	(0.01)	(0.33)
January 31, 2012 (j) through June 30, 2012	15.00	0.09		0.23	0.32	(0.07)	—	(0.07)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.
*	Formerly, Select Class Shares.

142	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$19.73	(2.85)%	$149,208,888	0.31%	1.34%		0.77%	10%
20.85	4.31	73,599,931	0.29	1.36	(i)	0.75	11
20.61	21.02	32,181,731	0.29	1.29		0.65	49
17.48	16.94	5,900,363	0.29	1.66		0.72	17
15.24	2.03	400,107	0.29	2.30		2.32	19

19.65	(3.51)	3,130,364	0.96	0.65		1.53	10
20.79	3.61	2,615,263	0.94	0.68	(i)	1.51	11
20.59	20.24	904,749	0.94	0.60		1.15	49
17.48	16.19	210,550	0.94	1.15		1.30	17
15.25	1.79	51,943	0.94	0.70		2.57	19

19.76	(2.76)	85,997,129	0.21	1.41		0.48	10
20.88	4.41	46,465,217	0.19	1.49	(i)	0.49	11
20.64	21.14	16,530,124	0.19	1.35		0.40	49
17.50	17.06	3,596,206	0.19	1.69		0.49	17
15.25	2.10	881,929	0.19	1.46		1.83	19

NOVEMBER 1, 2016	143

Appendix A – Financial Intermediary-Specific Sales Charge Waivers

WAIVERS APPLICABLE TO PURCHASE THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify Merrill Lynch at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. With regard to these waivers and discounts, Merrill Lynch is responsible for the implementation on the Merrill Lynch platform or accounts.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Exchanges as described in this prospectus.

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members as defined by Merrill Lynch.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same retail brokerage account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Merrill Lynch Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through Merrill Lynch Rights of Reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only). Merrill Lynch will pay the Distributor a prorated portion of the applicable CDSC the Distributor would have received when the exchange occurs. The Distributor will receive the amount of the CDSC minus the amount of Rule 12b-1 fees that it has already received during the holding period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent (as described in this prospectus)

Breakpoints.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL

Effective April 10, 2017, shareholders purchasing Fund shares through LPL Financial’s Mutual Fund Only Platform will be eligible only for the following front-end sales charge waivers for Class A Shares, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Sales charges will be waived for Class A Shares bought by clients of LPL Financial who are accessing the J.P. Morgan Funds through LPL Financial’s mutual fund only platform.

With regard to this waiver, LPL Financial is responsible for the implementation on its platform.

144	JPMORGAN SMARTRETIREMENT FUNDS

Appendix B — Underlying Funds

The following is a brief description of the principal investment policies of each of the underlying funds.

U.S. LARGE CAP EQUITY FUNDS

JPMorgan Disciplined Equity Fund

JPMorgan Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index (which includes both large cap and mid cap companies).

JPMorgan Equity Income Fund

JPMorgan Equity Income Fund seeks capital appreciation and current income. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Equity Index Fund

JPMorgan Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index). The Fund invests in stocks included in the S&P 500 Index1 and also may invest in stock index futures. The Fund’s adviser attempts to track the aggregate price and dividend performance of the securities in the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the index without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock. The Fund may acquire, hold and dispose of the common stock of JPMorgan Chase & Co. for the sole purpose of maintaining conformity with the S&P 500 Index on which the Fund is based and measured. Under normal circumstances, at least 80% of the Fund’s

Assets will be invested in stocks of companies included in the index or indices identified by the Fund and in derivative instruments that provide exposure to stocks of such companies. “Assets” means net assets, plus the amount of borrowings for investment purposes.

1	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Growth Advantage Fund

JPMorgan Growth Advantage Fund seeks to provide long-term capital growth. The Fund will invest primarily in common stocks of companies across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies.

JPMorgan Intrepid America Fund

JPMorgan Intrepid America Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative outperformance.

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Growth Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative outperformance.

JPMorgan Intrepid Value Fund

JPMorgan Intrepid Value Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests

NOVEMBER 1, 2016	145

Appendix B — Underlying Funds (continued)

at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative outperformance.

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Growth Fund seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large, well-established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, in implementing its strategy, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

JPMorgan Large Cap Value Fund

JPMorgan Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. In implementing its main strategies, the Fund invests primarily in common stocks.

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Dynamic Plus Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its Assets in long and short positions with respect to equity securities of U.S. companies. These equity securities will primarily be common stocks and real estate investment trust (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add, both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Equity Fund

JPMorgan U.S. Equity Fund seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and medium-capitalization U.S. companies, but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection.

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities. Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000® Index and the S&P 500 Index. The Fund takes long and short positions mainly in equity securities and derivatives on equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add, both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan Value Advantage Fund

JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains. The Fund will invest primarily in equity securities across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies. Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs).

U.S. SMALL/MID CAP EQUITY FUNDS

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Dynamic Small Cap Growth Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of

146	JPMORGAN SMARTRETIREMENT FUNDS

small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of Russell 2000® Growth Index and/or with market capitalizations of less than $4 billion at the time of purchase. In implementing its main strategies, the Fund invests primarily in common stocks.

JPMorgan Growth Advantage Fund

JPMorgan Growth Advantage Fund seeks to provide long-term capital growth. The Fund will invest primarily in common stocks of companies across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies.

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase.

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid Advantage Fund seeks to provide long-term capital appreciation. The Fund primarily invests in large-cap and mid-cap common stocks. In selecting common stocks and other investments, the adviser considers environmental, social and corporate governance (ESG) practices and value, quality and momentum characteristics to identify those companies that it considers to be sustainable leaders. Sustainable leaders are defined by the Fund as companies that the adviser identifies as generally approaching ESG practices in a thoughtful manner while also having attractive value, quality and momentum characteristics. The Fund seeks to invest in those companies that, on a combined basis, appear attractive based on all of these characteristics.

JPMorgan Market Expansion Enhanced Index Fund

JPMorgan Market Expansion Enhanced Index Fund seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets. Under normal circumstances, the Fund will hold at least 80% of its Assets in stocks in the S&P 1000 Index1. “Assets” means net assets, plus the amount of borrowings for investment purposes. The S&P 1000 Index is an index which includes stocks of small- and mid-capitalization companies. These secu-

rities trade on national exchanges, as well as over-the-counter as part of the National Market System. Because the Fund uses an enhanced index strategy, not all of the stocks in the S&P 1000 Index are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. In addition, the Fund may modestly overweight or underweight the sectors and industries within the index. The Fund seeks returns that modestly exceed those of the S&P 1000 Index over the long term with a modest divergence to the benchmark. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).

1	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund. The S&P 1000 Index is a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 and the Standard & Poor’s MidCap 400 Indexes.

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Equity Fund’s objective is long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Growth Fund seeks growth of capital. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its main strategies, the Fund invests primarily in common stocks of mid cap companies which the adviser believes are capable of achieving sustained growth. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Fund seeks growth from capital appreciation. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Value Index and/or between $1 billion and $20 billion at the time of purchase. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

NOVEMBER 1, 2016	147

Appendix B — Underlying Funds (continued)

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Core Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Equity Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Index stocks and/or with market capitalizations of less than $4 billion at the time of purchase. In implementing its main strategies, the Fund invests primarily in common stocks.

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in securities of small capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks and/or with capitalizations of less than $4 billion at the time of purchase. In implementing its main strategies, the Fund will invest primarily in common stocks. Typically, the Fund invests in securities of companies with a history of above average growth, as well as companies expected to have above-average growth.

JPMorgan Small Cap Value Fund

JPMorgan Small Cap Value Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. In reviewing investment opportunities for the Fund, its adviser uses a value-oriented approach. In implementing its main strategies, the Fund’s equity investments are primarily in common stocks and real estate investment trusts (REITs).

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Small Company Fund seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. The Fund pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

JPMorgan Value Advantage Fund

JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains. The Fund will invest primarily in equity securities across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies. Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs).

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers Behavioral Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), believes have value characteristics. Such common stocks include stocks of small capitalization companies, similar to those that are included in the Russell 2000 Value Index and real estate investment trusts (REITs). In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral finance. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company.

148	JPMORGAN SMARTRETIREMENT FUNDS

REIT FUNDS

JPMorgan Realty Income Fund

JPMorgan Realty Income Fund seeks high total investment return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations. The Fund may invest in both equity REITs and mortgage REITs. The Fund may also invest up to 15% of its net assets in illiquid holdings.

Security Capital U.S. Core Real Estate Securities Fund

Security Capital U.S. Core Real Estate Securities Fund seeks a risk-adjusted total return over the long term by investing primarily in real estate securities. The Security Capital U.S. Core Real Estate Securities Fund combines securities of publicly traded real estate companies from all capital tranches: common stock, preferred stock (perpetual, convertible and trust preferred), convertible securities and senior unsecured debt, seeking to generate returns over the long-term approximating a direct “core” real estate portfolio with lower volatility than a portfolio consisting entirely of common equity of real estate investment trusts (REITs). A “core” real estate portfolio generally includes well-leased, high-quality properties that historically have had more stable returns. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in securities of publicly traded real estate companies operating in the United States. “Assets” means net assets, plus the amount of borrowings for investment purposes.

INTERNATIONAL EQUITY FUNDS

JPMorgan China Region Fund

JPMorgan China Region Fund will seek long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of companies in the China region or instruments that have similar economic characteristics. “Assets” means net assets, plus the amount of borrowings for investment purposes. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China, including Hong Kong and Macau (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan.

JPMorgan International Equity Fund

JPMorgan International Equity Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, and warrants and rights.

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Research Enhanced Equity Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

JPMorgan International Opportunities Fund

JPMorgan International Opportunities Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

JPMorgan International Value Fund

JPMorgan International Value Fund seeks to provide high total return from a portfolio of foreign company equity securities. The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies. Equity securities in which the Fund invests are common stocks, preferred

NOVEMBER 1, 2016	149

Appendix B — Underlying Funds (continued)

stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid European Fund

JPMorgan Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. The Fund invests primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund may utilize exchange traded futures for the efficient management of cash flows.

JPMorgan Intrepid International Fund

JPMorgan Intrepid International Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets.

JPMorgan Latin America Fund

JPMorgan Latin America Fund will seek long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in securities of Latin American issuers and other investments that are tied economically to Latin America. “Assets” means net assets, plus the amount of borrowings for investment purposes. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

EMERGING MARKETS EQUITY FUNDS

JPMorgan Emerging Economies Fund

JPMorgan Emerging Economies Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Fund seeks to provide high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging markets country or that maintain their principal place of business in an emerging markets country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging markets country or that have at least 50% of their assets in an emerging market country; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries. “Assets” means net assets, plus the amount of borrowings for investment purposes.

COMMODITIES

JPMorgan Commodities Strategy Fund

JPMorgan Commodities Strategy Fund seeks total return. The Fund seeks to achieve its objective by investing in a diversified portfolio of commodity-linked derivatives. The Fund will also invest in fixed income securities. The Fund invests in commodity-linked derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Derivatives are instruments that have a value based on another instrument, exchange rate or index and will generally be used as substitutes for commodities.

U.S. FIXED INCOME FUNDS

JPMorgan Core Bond Fund

JPMorgan Core Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed

150	JPMORGAN SMARTRETIREMENT FUNDS

securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

JPMorgan Core Plus Bond Fund

JPMorgan Core Plus Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. The Fund also may invest in bonds, convertible securities, preferred stock, loan participations and assignments (Loans) and commitments to loan assignments (Unfunded Commitments), and foreign and emerging market debt securities rated below investment grade (i.e., high yield or junk bonds) or the unrated equivalent. As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

JPMorgan Corporate Bond Fund

JPMorgan Corporate Bond Fund seeks to provide total return. The Fund mainly invests in corporate bonds that are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the Fund’s adviser to be comparable quality. Under normal circumstances, the Fund invests at least 80% of its assets in corporate bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. A “corporate bond” is defined as a debt security issued by a corporation or non-governmental entity with a maturity of 90 days or more at the time of issuance. As part of its principal strategy, the Fund invests in corporate bonds structured as corporate debt securities, debt securities of real estate investment trusts and master limited partnerships, public or private placements, restricted securities and other unregistered securities.

JPMorgan Government Bond Fund

JPMorgan Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund principally invests in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States. Under normal circumstances, the Fund will invest at least 80% of its Assets in government bonds including bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

JPMorgan Limited Duration Bond Fund

JPMorgan Limited Duration Bond Fund seeks a high level of current income consistent with low volatility of principal. The Fund mainly invests in mortgage-backed securities, asset-backed securities, mortgage-related securities, adjustable rate mortgages, money market instruments, and structured investments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, and mortgage pass-through securities. These securities may be structured such that payments consist of interest-only, principal-only or principal and interest. Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Mortgage-Backed Securities Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages. The Fund invests mainly in investment grade mortgage-backed securities or unrated mortgage-backed securities which the adviser determines to be of comparable quality. Under normal circumstances, the Fund invests at least 80% of its Assets in mortgage-backed securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. As part of its principal investment strategy, the Fund may invest in securities issued or guaranteed by U.S. government agencies or instrumentalities such as Ginnie Mae, Fannie Mae or Freddie Mac or non-governmental securities, commercial mortgage securities, collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, mortgage pass-through securities and other securities representing an interest in or secured by mortgages including asset-backed securities backed by home equity loans. As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

JPMorgan Short Duration Bond Fund

JPMorgan Short Duration Bond Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities. As part of its main investment strategy, the Fund may principally invest in U.S. treasury obligations, U.S. government agency securities, corporate bonds, asset-backed securities, mortgage-backed

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Appendix B — Underlying Funds (continued)

securities, mortgage-related securities, and structured instruments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), commercial mortgage-backed securities and mortgage pass-through securities. U.S. government agency securities may be issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Under normal circumstances, the Fund invests at least 80% of its Assets in bonds. For the purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

JPMorgan Total Return Fund

The JPMorgan Total Return Fund seeks to provide high total return. The Fund has wide latitude to invest in all types of debt securities that the adviser believes have the potential to provide a high total return over time. As part of its principal investment strategy, the Fund may invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, asset-backed, mortgage-related and mortgage-backed securities and structured investments. Mortgage-related and mortgage-backed securities may be structured as adjustable rate mortgage loans, collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities including mortgage TBAs. These securities may be of any maturity.

JPMorgan Treasury & Agency Fund

JPMorgan Treasury & Agency Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes. The Fund’s main investment strategy is to invest in U.S. Treasury and U.S. agency obligations which include U.S. Treasury bills, notes, agency debentures, repurchase agreements and obligations issued or guaranteed by U.S. government agencies and instrumentalities. Under normal circumstances, the Fund will invest at least 80% of its Assets in treasury and agency obligations. For the purpose of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

INFLATION MANAGED FUNDS

JPMorgan Inflation Managed Bond Fund

JPMorgan Inflation Managed Bond Fund seeks to maximize inflation protected total return. The Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk. As used in the Fund’s goal, “total return” includes income and capital appreciation. The Fund seeks to hedge this risk by using swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban

Consumers in combination with its core portfolio of fixed income securities. This strategy is intended to create the equivalent of a portfolio of inflation-protected fixed income securities. Secondarily, the Fund may purchase other investments including actual inflation-protected securities such as Treasury Inflation Protected Securities. “Inflation Managed” in the Fund’s name does not refer to a type of security in which the Fund invests, but rather describes the Fund’s overall strategy of creating a portfolio of inflation-protected securities. Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. “Assets” means net assets, plus the amount of borrowings for investment purposes.

HIGH YIELD FUNDS

JPMorgan High Yield Fund

JPMorgan High Yield Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan participations and assignments and commitments to purchase loan assignments. Under normal circumstances, the Fund invests at least 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowing for investment purposes.

JPMorgan Floating Rate Income Fund

JPMorgan Floating Rate Income Fund seeks to provide current income with a secondary objective of capital appreciation. The Fund invests mainly in floating rate debt instruments issued by corporations. These investments include leveraged loan assignments and participations (Loans) and commitments to purchase Loans (Unfunded Commitments). Under normal circumstances, the Fund will invest at least 80% of its Assets in floating rate instruments including Loans, convertible securities, corporate bonds, preferred shares and other floating rate debt instruments. Floating rate instruments also include equity securities (or rights to acquire securities) that are structured to pay a floating rate of income and money market investment companies. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund may invest up to 100% of the Fund’s total assets in below investment grade securities or unrated securities that the adviser deems to be of equivalent quality.

152	JPMORGAN SMARTRETIREMENT FUNDS

EMERGING MARKETS DEBT FUNDS

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Debt Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. The Fund invests in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may also invest in debt securities issued or guaranteed by foreign corporations and foreign financial institutions.

JPMorgan Emerging Markets Strategic Debt Fund

JPMorgan Emerging Markets Strategic Debt Fund seeks to provide total return. The Fund invests primarily in debt investments that it believes have the potential to provide total return from countries whose economies or bond markets are less developed (emerging markets). The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) uses a flexible asset allocation approach to invest the Fund opportunistically among different emerging market sectors and instruments. Under normal circumstances, the Fund invests at least 80% of its Assets in emerging market debt investments “Emerging market debt investments” are securities and instruments of issuers located in or tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

JPMorgan Federal Money Market Fund

JPMorgan Federal Money Market Fund aims to provide current income while still preserving capital and maintaining liquidity. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

JPMorgan Liquid Assets Money Market Fund

JPMorgan Liquid Assets Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests in high-quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or Government-Sponsored Enterprises; asset-backed securities; repurchase agreements; and taxable municipal obligations.

JPMorgan Prime Money Market Fund

JPMorgan Prime Money Market Fund seeks current income while seeking to maintain liquidity and a low volatility of principal. The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or Government-Sponsored Enterprises; asset-backed securities; repurchase agreements and taxable municipal obligations.

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Government Money Market Fund seeks high current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities or Government-Sponsored Enterprises and repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

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Appendix B — Underlying Funds (continued)

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund seeks current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements fully collateralized by U.S. Treasury securities.

A more complete description of these underlying funds may be found in their prospectuses. For a free copy of an underlying fund’s prospectus, call 1-800-480-4111 and ask for the prospectus offering shares of the underlying fund. You can also find the same information online at www.jpmorganfunds.com.

154	JPMORGAN SMARTRETIREMENT FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co., 2017. All rights reserved. April 2017. PR-SRACSI-1116 -2

JPMorgan SmartRetirement Funds

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2015 Fund

(All Share Classes)

(each, a series of JPMorgan Trust I)

Supplement dated April 10, 2017

to the Prospectuses, Summary Prospectuses and Statement of Additional Information

dated November 1, 2016, as supplemented

Reorganization of JPMorgan SmartRetirement® 2015 Fund into JPMorgan SmartRetirement® Income Fund

The JPMorgan SmartRetirement 2015 Fund (the “2015 Fund”) has changed its asset allocations over time in accordance with its glide path. Since the 2015 Fund’s target retirement date (2015) has passed, the 2015 Fund has reached the end of its glide path and its strategic target allocations are the same as those of the JPMorgan SmartRetirement Income Fund (the “Income Fund”). As described in the Funds’ prospectus, once the strategic target allocations of the 2015 Fund are substantially the same as those of the Income Fund, the 2015 Fund may be merged into the Income Fund upon the approval of the Board of Trustees. The Board of Trustees has approved the reorganization of the 2015 Fund into the Income Fund (the “Reorganization”). The Reorganization will consist of the transfer of all or substantially all of the 2015 Fund’s assets, subject to its liabilities, to the Income Fund in exchange for Income Fund shares; and (2) the distribution of Income Fund shares to 2015 Fund shareholders in complete liquidation of the 2015 Fund. The Reorganization does not require shareholder approval.

The Board of Trustees, including the Independent Trustees, carefully considered the proposed Reorganization and determined that it is in the best interests of each Fund and would not dilute the interests of either Fund’s shareholders. Among other factors, the Board noted that the investment objectives and main investment strategies of the two Funds are the same in all material respects and that the estimated annual fund operating expense ratios, on both a gross and net fee basis, for the Income Fund immediately following the Reorganization are less than or equal to the current expense ratios for the corresponding classes of the 2015 Fund.

The Reorganization is expected to occur on June 23, 2017, or on such later date as the officers of the Trust determine (the “Closing Date”). Purchases of the 2015 Fund shares will be accepted up to and including the Closing Date. After the close of business on the Closing Date, each 2015 Fund shareholder will become the owner of a number of full and fractional shares of the Income Fund of the same class of shares of the 2015 Fund that they held in the 2015 Fund immediately prior to the Reorganization and will no longer own shares of the 2015 Fund. The number of full and fractional shares of the Income Fund a 2015 Fund shareholder will receive in the Reorganization will be equal in value to the value of such shareholder’s shares in the 2015 Fund as of the close of business of the NYSE (normally 4 p.m. ET), on the Closing Date, on a class-by-class basis. All issued and outstanding shares of the 2015 Fund will simultaneously be canceled on the books of the 2015 Fund. 2015 Fund shareholders who do not wish to own Income Fund shares may: (1) redeem 2015 Fund shares or (2) exchange 2015 Fund shares for shares of another J.P. Morgan Fund prior to the Closing Date by contacting us at 1-800-480-4111.

It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Comparison of the Funds

This section compares certain important aspects of the two Funds. It provides a summary only. For additional information about the Funds, please refer to the Funds’ prospectus and Statement of Additional Information, which are available at www.jpmorganfunds.com and also can be obtained by calling us at 1-800-480-4111.

Investment Objectives and Policies

The investment objective of the 2015 Fund and the Income Fund are currently identical in all material respects. The 2015 Fund’s investment objective is to seek total return with a shift to current income and some capital appreciation over time as the 2015 Fund approaches and passes its target retirement date. Because the 2015 target date has passed, the 2015 Fund has shifted to an objective of seeking current income and some capital appreciation. The Income Fund’s investment objective is to seek current income and some capital appreciation.

The investment strategies of the 2015 Fund and the Income Fund are identical in all material respects. Both Funds are designed to provide exposure to a variety of asset classes through investments in underlying funds, with an

SUP-SR-417

emphasis on fixed income funds over equity funds and other funds. The 2015 Fund and the Income Fund implement their investment strategies in the same manner. The Funds have the same strategic target allocations, which represents how J.P. Morgan Investment Management, Inc. (the Funds’ adviser) believes the Funds’ investments should be allocated among asset classes over the long term, and the same ability to make tactical changes to its strategic target allocations through a combination of positions in underlying funds and direct investments. In addition, each Fund has the same ability to invest directly in securities and other financial instruments, such as derivatives.

The investment objective for each Fund is fundamental, which means it cannot be changed without the approval of Fund shareholders. The Funds’ fundamental policies (i.e., those investment policies that cannot be changed without the approval of Fund shareholders) are identical in all material respects.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each class of the Funds are identical in all material respects.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures for each class of the Funds are identical in all material respects.

Comparison of Fees and Expenses

The total annual operating expenses on a gross fee basis for the Income Fund are less than or equal to those expenses for the 2015 Fund on a class by class basis for each class of shares, except for Class I, Class R2 and Class R4 Shares. The total annual operating expenses on a net fee basis (after fee waivers and expense reimbursements) for the Income Fund are less than those expenses for the 2015 Fund on a class by class basis for all classes of shares. Each Fund has Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. A table comparing the annual operating expenses of the 2015 Fund and Income Fund is set forth below:

	2015 Fund								Income Fund
	Class A	Class C	Class I	R2	R3*	R4*	R5	R6	Class A	Class C	Class I	R2	R3	R4	R5	R6
Management Fees	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE
Distribution (12b-1) Fees	0.25%	0.75%	NONE	0.50%	0.25%	NONE	NONE	NONE	0.25%	0.75%	NONE	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.32	0.33	0.30%	0.34	0.32	0.30%	0.15%	0.00%[2]	0.33	0.33	0.32%	0.37	0.33	0.32%	0.16%	0.00%[2]
Shareholder Service Fees	0.25	0.25	0.25	0.25	0.25	0.25	0.10	NONE	0.25	0.25	0.25	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.07	0.08	0.05	0.09	0.07 [3]	0.05 [3]	0.05	0.00 [2]	0.08	0.08	0.07	0.12	0.08	0.07	0.06	0.00 [2]
Acquired Fund (Underlying Fund) Fees and Expenses	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45

Total Annual Fund Operating Expenses	1.03	1.54	0.76	1.30	1.03	0.76	0.61	0.46	1.03	1.53	0.77	1.32	1.03	0.77	0.61	0.45
Fee Waivers and Expense Reimbursements[1]	(0.28)	(0.14)	(0.11)	(0.11)	(0.09)	(0.07)	(0.07)	(0.02)	(0.31)	(0.16)	(0.15)	(0.14)	(0.10)	(0.09)	(0.08)	(0.02)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75	1.40	0.65	1.19	0.94	0.69	0.54	0.44	0.72	1.37	0.62	1.18	0.93	0.68	0.53	0.43

[1]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed, with respect to the 2015 Fund: 0.31%, 0.96%, 0.21%, 0.10%, 0.75%, 0.50%, 0.25% and 0.00% of the average daily net assets of the Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively and with respect to the Income Fund, 0.29%, 0.94%, 0.19%, 0.10%, 0.75%, 0.50%, 0.25% and 0.00% of the average daily net assets of the Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on a Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.56% of the Class’ average daily net assets for the 2015 Fund and 0.54% of the Class’ average daily net assets for the Income Fund.

[2]	Amount rounds to less than 0.005%.

[3]	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

*	Class R3 and Class R4 Shares of the 2015 Fund are not open to the public and are not available for purchase.

The discussion and table above compares the current total annual operating expenses (both gross and net) of each Fund as of June 30, 2016.

The gross expense ratio for each class of the Income Fund immediately following the Reorganization is expected to be less than or equal to that of the respective class of the 2015 Fund immediately prior to the Reorganization. In addition, the Service Providers have contractually agreed to waive their fees and/or reimburse the expenses of the Income Fund, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses (underlying fund), other than certain money market fund fees, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) of Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares of the Income Fund immediately following the Reorganization at a level less than or equal to that in effect for the Income Fund in the table above for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. These contractual fee waivers and/or reimbursements will stay in effect until October 31, 2018. There is no guarantee that such waivers and/or reimbursements will be continued after October 31, 2018. The expenses of the Income Fund’s classes may be higher than disclosed if the expense limitation expires after October 31, 2018.

Additional Tax Information

Following the Reorganization, the amount of the Income Fund’s capital loss carry forwards that can be used in any taxable year, other than the tax year ending immediately after the Reorganization, will be subject to an annual limitation equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of the Income Fund at the time of the Reorganization. The tax period ending immediately after the Reorganization is subject to a pro-rated limitation based on the number of days from the merger date to the tax year end. Gains recognized after the Reorganization attributable to unrealized appreciation of the Income Fund can be offset by the Income Fund’s capital loss carry forwards without limitation, but cannot be offset by the 2015 Fund’s capital loss carry forwards. Further, gains recognized after the Reorganization attributable to unrealized appreciation of the 2015 Fund cannot be offset by the Income Fund’s capital loss carry forwards but can be offset by the 2015 Fund’s capital loss carry forwards without limitation. Neither the Income Fund’s nor the 2015 Fund’s capital loss carry forwards are subject to forfeiture.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

Prospectus

JPMorgan SmartRetirement Funds

Class R2, Class R3, Class R4, Class R5* & Class R6 Shares

November 1, 2016, as supplemented April 10, 2017

JPMorgan SmartRetirement® Income Fund

Class/Ticker: R2/JSIZX; R3/JSIPX; R4/JSIQX; R5/JSIIX; R6/JSIYX

JPMorgan SmartRetirement® 2015 Fund

Class/Ticker: R2/JSFZX; R3/JSFPX**; R4/JSFQX**; R5/JSFIX; R6/JSFYX

JPMorgan SmartRetirement® 2020 Fund

Class/Ticker: R2/JTTZX; R3/JTTPX; R4/JTTQX; R5/JTTIX; R6/JTTYX

JPMorgan SmartRetirement® 2025 Fund

Class/Ticker: R2/JNSZX; R3/JNSPX; R4/JNSQX; R5/JNSIX; R6/JNSYX

JPMorgan SmartRetirement® 2030 Fund

Class/Ticker: R2/JSMZX; R3/JSMNX; R4/JSMQX; R5/JSMIX; R6/JSMYX

JPMorgan SmartRetirement® 2035 Fund

Class/Ticker: R2/SRJZX; R3/SRJPX; R4/SRJQX; R5/SRJIX; R6/SRJYX

JPMorgan SmartRetirement® 2040 Fund

Class/Ticker: R2/SMTZX; R3/SMTPX; R4/SMTQX; R5/SMTIX; R6/SMTYX

JPMorgan SmartRetirement® 2045 Fund

Class/Ticker: R2/JSAZX; R3/JSAPX; R4/JSAQX; R5/JSAIX; R6/JSAYX

JPMorgan SmartRetirement® 2050 Fund

Class/Ticker: R2/JTSZX; R3/JTSPX; R4/JTSQX; R5/JTSIX; R6/JTSYX

JPMorgan SmartRetirement® 2055 Fund

Class/Ticker: R2/JFFRX; R3/JFFPX; R4/JFFQX; R5/JFFIX; R6/JFFYX

JPMorgan SmartRetirement® 2060 Fund

Class/Ticker: R2/JAKZX; R3/JAKPX; R4/JAKQX; R5/JAKIX; R6/JAKYX

*	Formerly, Institutional Class Shares.

**	The share class is currently not open to the public.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan SmartRetirement® Income Fund

Class/Ticker:

R2/JSIZX; R3/JSIPX; R4/JSIQX; R5*/JSIIX; R6/JSIYX

*	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks current income and some capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	NONE	NONE	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.37	0.33	0.32%	0.16%	0.00%[2]
Shareholder Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.12	0.08 [1]	0.07 [1]	0.06	0.00 [2]
Acquired Fund (Underlying Fund) Fees and Expenses	0.45	0.45	0.45	0.45	0.45

Total Annual Fund Operating Expenses	1.32	1.03	0.77	0.61	0.45
Fee Waivers and Expense Reimbursements[3]	(0.14)	(0.10)	(0.09)	(0.08)	(0.02)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	1.18	0.93	0.68	0.53	0.43

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

2	Amount rounds to less than 0.005%.
3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 0.50%, 0.25%,0.10% and 0.00% of the average daily net assets of the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. The waivers for Class R3, Class R4, Class R5 and Class R6 Shares are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.54% of the Class’ average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 for Class R2 Shares and through 10/31/17 for Class R3, Class R4, Class R5 and Class R6 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	120	390	696	1,565
CLASS R3 SHARES ($)	95	318	559	1,250
CLASS R4 SHARES ($)	69	237	419	946
CLASS R5 SHARES ($)	54	187	332	755
CLASS R6 SHARES ($)	44	142	250	565

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

NOVEMBER 1, 2016	1

JPMorgan SmartRetirement Income Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® Income Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors who are retired or about to retire soon. The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, with an emphasis on fixed income funds over equity funds and other funds. The Fund’s strategic target allocations among various asset and sub-asset classes as of November 1, 2016 are set forth below:

Strategic Target Allocations[1]
Fixed Income	52.5%
U.S. Fixed Income Funds	34.5%
Inflation Managed Funds	7.5%
High Yield Funds	7.8%
Emerging Markets Debt Funds	2.8%
Equity	36.0%
U.S. Large Cap Equity Funds	17.5%
U.S. Small/Mid Cap Equity Funds	3.8%
REIT Funds	2.5%
International Equity Funds	9.0%
Emerging Markets Equity Funds	3.5%
Money Market/Cash and Cash Equivalents	10.0%
Money Market Funds/Cash and Cash Equivalents	10.0%
Commodities	1.5%
Commodities Funds	1.5%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

The table above shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date Retirement Income Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide

2	JPMORGAN SMARTRETIREMENT FUNDS

sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other

NOVEMBER 1, 2016	3

JPMorgan SmartRetirement Income Fund (continued)

forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain

4	JPMORGAN SMARTRETIREMENT FUNDS

protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the

NOVEMBER 1, 2016	5

JPMorgan SmartRetirement Income Fund (continued)

past nine calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date Retirement Income Index, a broad-based securities market index, and the Lipper Mixed-Asset Target Today Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The Class R3 and Class R4 Shares commenced operations on 9/9/16 and therefore, do not have a full year of performance. The performance of Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	9.91%
Worst Quarter	4th quarter, 2008	–7.94%

The Fund’s year-to-date total return through 9/30/16 was 5.56%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 5/15/06)
CLASS R2 SHARES
Return Before Taxes	(1.49)%	4.10%	4.39%
Return After Taxes on Distributions	(2.26)	3.21	3.34
Return After Taxes on Distributions and Sale of Fund Shares	(0.69)	2.84	3.06
CLASS R5 SHARES
Return Before Taxes	(1.01)	4.62	4.89
CLASS R6 SHARES
Return Before Taxes	(0.97)	4.63	4.90
S&P TARGET DATE RETIREMENT INCOME INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.07	4.72	4.49
LIPPER MIXED-ASSET TARGET TODAY FUNDS AVERAGE[1]
(Reflects No Deduction for Taxes)	(1.60)	3.57	4.04

After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the bench- mark is from 5/31/06.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2006	Managing Director
Michael Schoenhaut	2006	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

6	JPMORGAN SMARTRETIREMENT FUNDS

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	7

JPMorgan SmartRetirement® 2015 Fund

Class/Ticker: R2/JSFZX; R3/JSFPX*; R4/JSFQX*; R5**/JSFIX, R6/JSFYX

*	The share class is currently not open to the public.

**	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	NONE	NONE	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.34	0.32	0.30%	0.15%	0.00%[2]
Shareholder Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.09	0.07 [1]	0.05 [1]	0.05	0.00 [2]
Acquired Fund (Underlying Fund) Fees and Expenses	0.46	0.46	0.46	0.46	0.46

Total Annual Fund Operating Expenses	1.30	1.03	0.76	0.61	0.46
Fee Waivers and Expense Reimbursements[3]	(0.11)	(0.09)	(0.07)	(0.07)	(0.02)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	1.19	0.94	0.69	0.54	0.44

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

2	Amount rounds to less than 0.005%.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 0.50%, 0.25%, 0.10% and 0.00% of the average daily net assets of the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. The waivers for Class R3, Class R4, Class R5 and Class R6 Shares are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.56% of the Class’ average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 for Class R2 Shares and through 10/31/17 for Class R3, Class R4, Class R5 and Class R6 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	121	390	691	1,548
CLASS R3 SHARES ($)	96	319	560	1,251
CLASS R4 SHARES ($)	70	236	415	936
CLASS R5 SHARES ($)	55	188	333	755
CLASS R6 SHARES ($)	45	146	256	577

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

8	JPMORGAN SMARTRETIREMENT FUNDS

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2015 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2015 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

NOVEMBER 1, 2016	9

JPMorgan SmartRetirement 2015 Fund (continued)

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2015 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

10	JPMORGAN SMARTRETIREMENT FUNDS

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or

NOVEMBER 1, 2016	11

JPMorgan SmartRetirement 2015 Fund (continued)

limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced

12	JPMORGAN SMARTRETIREMENT FUNDS

counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2015 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2015 Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The Class R3 and Class R4 Shares commenced operations on 9/9/16 and therefore, do not have a full year of performance. The performance of Class R6 Shares is based on the performance of Institutional Class Shares prior to the inception of Class R6 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

NOVEMBER 1, 2016	13

JPMorgan SmartRetirement 2015 Fund (continued)

Best Quarter	2nd quarter, 2009	13.89%
Worst Quarter	4th quarter, 2008	–13.68%

The Fund’s year-to-date total return through 9/30/16 was 5.38%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 5/15/06)
CLASS R2 SHARES
Return Before Taxes	(1.39)%	4.99%	4.62%
Return After Taxes on Distributions	(2.29)	4.05	3.58
Return After Taxes on Distributions and Sale of Fund Shares	(0.53)	3.54	3.29
CLASS R5 SHARES
Return Before Taxes	(0.91)	5.52	5.13
CLASS R6 SHARES
Return Before Taxes	(0.86)	5.54	5.14
S&P TARGET DATE 2015 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.09	6.02	5.10
LIPPER MIXED-ASSET TARGET 2015 FUNDS INDEX[1]
(Reflects No Deduction for Taxes)	(0.86)	5.00	4.36

After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmark is from 5/31/06.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2006	Managing Director
Michael Schoenhaut	2006	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14	JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement® 2020 Fund

Class/Ticker:

R2/JTTZX; R3/JTTPX; R4/JTTQX; R5*/JTTIX; R6/JTTYX

*	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	NONE	NONE	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.33	0.32	0.31%	0.14%	0.00%[2]
Shareholder Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.08	0.07 [1]	0.06 [1]	0.04	0.00	[2]
Acquired Fund (Underlying Fund) Fees and Expenses	0.50	0.50	0.50	0.50	0.50

Total Annual Fund Operating Expenses	1.33	1.07	0.81	0.64	0.50
Fee Waivers and Expense Reimbursements[3]	(0.08)	(0.07)	(0.06)	(0.04)	0.00	[2]

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	1.25	1.00	0.75	0.60	0.50

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.
2	Amount rounds to less than 0.005%.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 0.50%, 0.25%, 0.10% and 0.00% of the average daily net assets of the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. The waivers for Class R3, Class R4, Class R5 and Class R6 Shares are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.56% of the Class’ average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 for Class R2 Shares and through 10/31/17 for Class R3, Class R4, Class R5 and Class R6 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	127	405	713	1,587
CLASS R3 SHARES ($)	102	333	583	1,299
CLASS R4 SHARES ($)	77	253	444	996
CLASS R5 SHARES ($)	61	201	353	795
CLASS R6 SHARES ($)	51	160	280	628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

NOVEMBER 1, 2016	15

JPMorgan SmartRetirement 2020 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2020 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2020 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the

Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

16	JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2020 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations an

d actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

NOVEMBER 1, 2016	17

JPMorgan SmartRetirement 2020 Fund (continued)

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional

18	JPMORGAN SMARTRETIREMENT FUNDS

risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to

NOVEMBER 1, 2016	19

JPMorgan SmartRetirement 2020 Fund (continued)

such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2020 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2020 Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The Class R3 and Class R4 Shares commenced operations on 9/9/16 and therefore, do not have a full year of performance. The performance of Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

20	JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter	2nd quarter, 2009	15.52%
Worst Quarter	4th quarter, 2008	–15.68%

The Fund’s year-to-date total return through 9/30/16 was 5.87%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 5/15/06)
CLASS R2 SHARES
Return Before Taxes	(1.22)%	6.01%	5.10%
Return After Taxes on Distributions	(2.14)	5.02	4.07
Return After Taxes on Distributions and Sale of Fund Shares	(0.37)	4.36	3.70
CLASS R5 SHARES
Return Before Taxes	(0.76)	6.54	5.61
CLASS R6 SHARES
Return Before Taxes	(0.65)	6.56	5.62
S&P TARGET DATE 2020 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.06	6.56	5.27
LIPPER MIXED-ASSET TARGET 2020 FUNDS INDEX[1]
(Reflects No Deduction for Taxes)	(0.99)	5.64	4.77

After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2006	Managing Director
Michael Schoenhaut	2006	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	21

JPMorgan SmartRetirement® 2025 Fund

Class/Ticker:

R2/JNSZX; R3/JNSPX; R4/JNSQX; R5*/JNSIX; R6/JNSYX

*	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	NONE	NONE	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.34	0.31	0.31%	0.15%	0.00%[2]
Shareholder Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.09	0.06 [1]	0.06 [1]	0.05	0.00	[2]
Acquired Fund (Underlying Fund) Fees and Expenses	0.52	0.52	0.52	0.52	0.52

Total Annual Fund Operating Expenses	1.36	1.08	0.83	0.67	0.52
Fee Waivers and Expense Reimbursements[3]	(0.09)	(0.06)	(0.06)	(0.05)	0.00	[2]

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	1.27	1.02	0.77	0.62	0.52

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

2	Amount rounds to less than 0.005%.
3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 0.50%, 0.25%, 0.10% and 0.00% of the average daily net assets of the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. The waivers for Class R3, Class R4, Class R5 and Class R6 Shares are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.57% of the Class’ average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 for Class R2 Shares and through 10/31/17 for Class R3, Class R4, Class R5 and Class R6 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	129	413	727	1,619
CLASS R3 SHARES ($)	104	338	590	1,312
CLASS R4 SHARES ($)	79	259	455	1,020
CLASS R5 SHARES ($)	63	209	368	830
CLASS R6 SHARES ($)	53	167	291	653

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

22	JPMORGAN SMARTRETIREMENT FUNDS

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2025 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2025 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

NOVEMBER 1, 2016	23

JPMorgan SmartRetirement 2025 Fund (continued)

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2025 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

24	JPMORGAN SMARTRETIREMENT FUNDS

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In

NOVEMBER 1, 2016	25

JPMorgan SmartRetirement 2025 Fund (continued)

addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a

26	JPMORGAN SMARTRETIREMENT FUNDS

claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2025 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2025 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The Class R3 and Class R4 Shares commenced operations on 9/9/16 and therefore, do not have a full year of performance. The performance of Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

NOVEMBER 1, 2016	27

JPMorgan SmartRetirement 2025 Fund (continued)

Best Quarter	2nd quarter, 2009	17.12%
Worst Quarter	4th quarter, 2008	–17.45%

The Fund’s year-to-date total return through 9/30/16 was 5.78%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 7/31/07)
CLASS R2 SHARES
Return Before Taxes	(1.36)%	6.63%	4.55%
Return After Taxes on Distributions	(2.22)	5.61	3.63
Return After Taxes on Distributions and Sale of Fund Shares	(0.42)	4.88	3.29
CLASS R5 SHARES
Return Before Taxes	(0.94)	7.14	5.07
CLASS R6 SHARES
Return Before Taxes	(0.89)	7.16	5.08
S&P TARGET DATE 2025 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.00 [1]	6.96	4.53
LIPPER MIXED-ASSET TARGET 2025 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(1.56)	6.22	3.78

After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	Amount rounds to less than 0.005%.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2007	Managing Director
Michael Schoenhaut	2007	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28	JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement® 2030 Fund

Class/Ticker: R2/JSMZX; R3/JSMNX; R4/JSMQX; R5*/JSMIX; R6/JSMYX

*	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	NONE	NONE	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.34	0.33	0.32%	0.15%	0.00%[2]
Shareholder Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.09	0.08 [1]	0.07 [1]	0.05	0.00	[2]
Acquired Fund (Underlying Fund) Fees and Expenses	0.54	0.54	0.54	0.54	0.54

Total Annual Fund Operating Expenses	1.38	1.12	0.86	0.69	0.54
Fee Waivers and Expense Reimbursements[3]	(0.09)	(0.08)	(0.07)	(0.05)	0.00	[2]

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	1.29	1.04	0.79	0.64	0.54

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.
2	Amount rounds to less than 0.005%.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 0.50%, 0.25%, 0.10% and 0.00% of the average daily net assets of the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. The waivers for Class R3, Class R4, Class R5 and Class R6 Shares are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.57% of the Class’ average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 for Class R2 Shares and through 10/31/17 for Class R3, Class R4, Class R5 and Class R6 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	131	419	738	1,641
CLASS R3 SHARES ($)	106	348	609	1,356
CLASS R4 SHARES ($)	81	267	470	1,054
CLASS R5 SHARES ($)	65	216	379	854
CLASS R6 SHARES ($)	55	173	302	677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

NOVEMBER 1, 2016	29

JPMorgan SmartRetirement 2030 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2030 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2030 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the

Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

30	JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2030 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

NOVEMBER 1, 2016	31

JPMorgan SmartRetirement 2030 Fund (continued)

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the

32	JPMORGAN SMARTRETIREMENT FUNDS

United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so

NOVEMBER 1, 2016	33

JPMorgan SmartRetirement 2030 Fund (continued)

the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2030 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2030 Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The Class R3 and Class R4 Shares commenced operations on 9/9/16 and therefore, do not have a full year of performance. The performance of Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

34	JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter	2nd quarter, 2009	18.38%
Worst Quarter	4th quarter, 2008	–19.08%

The Fund’s year-to-date total return through 9/30/16 was 5.53%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 5/15/06)
CLASS R2 SHARES
Return Before Taxes	(1.78)%	6.95%	5.44%
Return After Taxes on Distributions	(2.59)	6.01	4.51
Return After Taxes on Distributions and Sale of Fund Shares	(0.63)	5.18	4.06
CLASS R5 SHARES
Return Before Taxes	(1.31)	7.48	5.95
CLASS R6 SHARES
Return Before Taxes	(1.25)	7.50	5.96
S&P TARGET DATE 2030 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.05)	7.33	5.39
LIPPER MIXED-ASSET TARGET 2030 FUNDS INDEX
(Reflects No Deduction for Taxes)	(1.37)	6.50	4.67

After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmark is from 5/31/06.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2006	Managing Director
Michael Schoenhaut	2006	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	35

JPMorgan SmartRetirement® 2035 Fund

Class/Ticker:

R2/SRJZX; R3/SRJPX; R4/SRJQX; R5*/SRJIX; R6/SRJYX

*	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	NONE	NONE	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.36	0.34	0.33%	0.16%	0.00%[2]
Shareholder Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.11	0.09 [1]	0.08 [1]	0.06	0.00	[2]
Acquired Fund (Underlying Fund) Fees and Expenses	0.56	0.56	0.56	0.56	0.56

Total Annual Fund Operating Expenses	1.42	1.15	0.89	0.72	0.56
Fee Waivers and Expense Reimbursements[3]	(0.11)	(0.09)	(0.08)	(0.06)	0.00	[2]

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	1.31	1.06	0.81	0.66	0.56
1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

2	Amount rounds to less than 0.005%.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 0.50%, 0.25%, 0.10% and 0.00% of the average daily net assets of the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. The waivers for Class R3, Class R4, Class R5 and Class R6 Shares are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.57% of the Class’ average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 for Class R2 Shares and through 10/31/17 for Class R3, Class R4, Class R5 and Class R6 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	133	427	755	1,682
CLASS R3 SHARES ($)	108	356	624	1,390
CLASS R4 SHARES ($)	83	276	485	1,089
CLASS R5 SHARES ($)	67	224	395	889
CLASS R6 SHARES ($)	57	179	313	701

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

36	JPMORGAN SMARTRETIREMENT FUNDS

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2035 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2035 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

NOVEMBER 1, 2016	37

JPMorgan SmartRetirement 2035 Fund (continued)

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2035 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

38	JPMORGAN SMARTRETIREMENT FUNDS

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities,

NOVEMBER 1, 2016	39

JPMorgan SmartRetirement 2035 Fund (continued)

such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to

40	JPMORGAN SMARTRETIREMENT FUNDS

such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2035 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2035 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The Class R3 and Class R4 Shares commenced operations on 9/9/16 and therefore, do not have a full year of performance. The performance of Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

NOVEMBER 1, 2016	41

JPMorgan SmartRetirement 2035 Fund (continued)

Best Quarter	2nd quarter, 2009	19.23%
Worst Quarter	4th quarter, 2008	–19.28%

The Fund’s year-to-date total return through 9/30/16 was 5.47%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 7/31/07)
CLASS R2 SHARES
Return Before Taxes	(1.97)%	7.35%	4.70%
Return After Taxes on Distributions	(2.74)	6.38	3.86
Return After Taxes on Distributions and Sale of Fund Shares	(0.71)	5.50	3.47
CLASS R5 SHARES
Return Before Taxes	(1.50)	7.88	5.23
CLASS R6 SHARES
Return Before Taxes	(1.44)	7.91	5.24
S&P TARGET DATE 2035 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.10)	7.65	4.46
LIPPER MIXED-ASSET TARGET 2035 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(1.75)	6.98	3.88

After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2007	Managing Director
Michael Schoenhaut	2007	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

42	JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement® 2040 Fund

Class/Ticker:

R2/SMTZX; R3/SMTPX; R4/SMTQX; R5*/SMTIX; R6/SMTYX

*	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	NONE	NONE	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.40	0.37	0.36%	0.17%	0.00%[2]
Shareholder Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.15	0.12 [1]	0.11 [1]	0.07	0.00	[2]
Acquired Fund (Underlying Fund) Fees and Expenses	0.58	0.58	0.58	0.58	0.58

Total Annual Fund Operating Expenses	1.48	1.20	0.94	0.75	0.58
Fee Waivers and Expense Reimbursements[3]	(0.15)	(0.12)	(0.11)	(0.07)	0.00	[2]

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	1.33	1.08	0.83	0.68	0.58
1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

2	Amount rounds to less than 0.005%.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 0.50%, 0.25%, 0.10% and 0.00% of the average daily net assets of the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. The waivers for Class R3, Class R4, Class R5 and Class R6 Shares are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.57% of the Class’ average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 for Class R2 Shares and through 10/31/17 for Class R3, Class R4, Class R5 and Class R6 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	135	438	779	1,742
CLASS R3 SHARES ($)	110	369	648	1,444
CLASS R4 SHARES ($)	85	289	509	1,145
CLASS R5 SHARES ($)	69	233	410	924
CLASS R6 SHARES ($)	59	186	324	726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

NOVEMBER 1, 2016	43

JPMorgan SmartRetirement 2040 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2040 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2040 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the

Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

44	JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2040 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

NOVEMBER 1, 2016	45

JPMorgan SmartRetirement 2040 Fund (continued)

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers

and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal

46	JPMORGAN SMARTRETIREMENT FUNDS

National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain

NOVEMBER 1, 2016	47

JPMorgan SmartRetirement 2040 Fund (continued)

derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2040 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2040 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The Class R3 and Class R4 Shares commenced operations on 9/9/16 and therefore, do not have a full year of performance. The performance of Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

48	JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter	2nd quarter, 2009	19.18%
Worst Quarter	4th quarter, 2008	–19.51%

The Fund’s year-to-date total return through 9/30/16 was 5.48%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 5/15/06)
CLASS R2 SHARES
Return Before Taxes	(2.13)%	7.47%	5.68%
Return After Taxes on Distributions	(2.91)	6.56	4.77
Return After Taxes on Distributions and Sale of Fund Shares	(0.77)	5.63	4.27
CLASS R5 SHARES
Return Before Taxes	(1.65)	8.01	6.19
CLASS R6 SHARES
Return Before Taxes	(1.60)	8.02	6.19
S&P TARGET DATE 2040 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.15)	7.87	5.44
LIPPER MIXED-ASSET TARGET 2040 FUNDS AVERAGE[1]
(Reflects No Deduction for Taxes)	(2.02)	6.50	4.56

After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmark is from 5/31/06.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2006	Managing Director
Michael Schoenhaut	2006	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	49

JPMorgan SmartRetirement® 2045 Fund

Class/Ticker:

R2/JSAZX; R3/JSAPX; R4/JSAQX; R5*/JSAIX; R6/JSAYX

*	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	NONE	NONE	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.44	0.41	0.39%	0.19%	0.01%
Shareholder Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.19	0.16 [1]	0.14 [1]	0.09	0.01
Acquired Fund (Underlying Fund) Fees and Expenses	0.58	0.58	0.58	0.58	0.58

Total Annual Fund Operating Expenses	1.52	1.24	0.97	0.77	0.59
Fee Waivers and Expense Reimbursements[2]	(0.19)	(0.16)	(0.14)	(0.09)	(0.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[2]	1.33	1.08	0.83	0.68	0.58

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 0.50%, 0.25%, 010% and 0.00% of the average daily net assets of the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. The waivers for Class R3, Class R4, Class R5 and Class R6 Shares are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.57% of the Class’ average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 for Class R2 Shares and through 10/31/17 for Class R3, Class R4, Class R5 and Class R6 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	135	442	792	1,779
CLASS R3 SHARES ($)	110	378	666	1,486
CLASS R4 SHARES ($)	85	295	523	1,177
CLASS R5 SHARES ($)	69	237	419	946
CLASS R6 SHARES ($)	59	188	328	737

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

50	JPMORGAN SMARTRETIREMENT FUNDS

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2045 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2045 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the

Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

NOVEMBER 1, 2016	51

JPMorgan SmartRetirement 2045 Fund (continued)

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2045 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

52	JPMORGAN SMARTRETIREMENT FUNDS

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers

and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities,

NOVEMBER 1, 2016	53

JPMorgan SmartRetirement 2045 Fund (continued)

such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a

54	JPMORGAN SMARTRETIREMENT FUNDS

claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2045 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2045 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The Class R3 and Class R4 Shares commenced operations on 9/9/16 and therefore, do not have a full year of performance. The performance of Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

NOVEMBER 1, 2016	55

JPMorgan SmartRetirement 2045 Fund (continued)

Best Quarter	2nd quarter, 2009	19.15%
Worst Quarter	4th quarter, 2008	–19.29%

The Fund’s year-to-date total return through 9/30/16 was 5.46%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 7/31/07)
CLASS R2 SHARES
Return Before Taxes	(2.05)%	7.50%	4.94%
Return After Taxes on Distributions	(2.81)	6.55	4.08
Return After Taxes on Distributions and Sale of Fund Shares	(0.74)	5.64	3.65
CLASS R5 SHARES
Return Before Taxes	(1.55)	8.06	5.46
CLASS R6 SHARES
Return Before Taxes	(1.61)	8.06	5.46
S&P TARGET DATE 2045 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.21)	8.03	4.38
LIPPER MIXED-ASSET TARGET 2045 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(1.85)	7.31	3.98

After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2007	Managing Director
Michael Schoenhaut	2007	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

56	JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement® 2050 Fund

Class/Ticker:

R2/JTSZX; R3/JTSPX; R4/JTSQX; R5*/JTSIX; R6/JTSYX

*	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	NONE	NONE	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.51	0.48	0.46%	0.21%	0.01%
Shareholder Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.26	0.23 [1]	0.21 [1]	0.11	0.01
Acquired Fund (Underlying Fund) Fees and Expenses	0.58	0.58	0.58	.058	0.58

Total Annual Fund Operating Expenses	1.59	1.31	1.04	0.79	0.59
Fee Waivers and Expense Reimbursements[2]	(0.26)	(0.23)	(0.21)	(0.11)	(0.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[2]	1.33	1.08	0.83	0.68	0.58
1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 0.50%, 0.25%, 0.10% and 0.00% of the average daily net assets of the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. The waivers for Class R3, Class R4, Class R5 and Class R6 Shares are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.57% of the Class’ average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 for Class R2 Shares and through 10/31/17 for Class R3, Class R4, Class R5 and Class R6 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	135	450	815	1,844
CLASS R3 SHARES ($)	110	393	696	1,559
CLASS R4 SHARES ($)	85	310	554	1,252
CLASS R5 SHARES ($)	69	241	428	968
CLASS R6 SHARES ($)	59	188	328	737

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

NOVEMBER 1, 2016	57

JPMorgan SmartRetirement 2050 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2050 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2050 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the

Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

58	JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2050 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

NOVEMBER 1, 2016	59

JPMorgan SmartRetirement 2050 Fund (continued)

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities,

60	JPMORGAN SMARTRETIREMENT FUNDS

such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to

NOVEMBER 1, 2016	61

JPMorgan SmartRetirement 2050 Fund (continued)

such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2050 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2050 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The Class R3 and Class R4 Shares commenced operations on 9/9/16 and therefore, do not have a full year of performance. The performance of Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

62	JPMORGAN SMARTRETIREMENT FUNDS

Best Quarter	2nd quarter, 2009	18.98%
Worst Quarter	4th quarter, 2008	–19.17%

The Fund’s year-to-date total return through 9/30/16 was 5.47%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 7/31/07)
CLASS R2 SHARES
Return Before Taxes	(2.05)%	7.48%	4.96%
Return After Taxes on Distributions	(2.80)	6.53	4.08
Return After Taxes on Distributions and Sale of Fund Shares	(0.75)	5.62	3.66
CLASS R5 SHARES
Return Before Taxes	(1.56)	8.03	5.48
CLASS R6 SHARES
Return Before Taxes	(1.45)	8.05	5.50
S&P TARGET DATE 2050 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.22)	8.20	4.48
LIPPER MIXED-ASSET TARGET 2050 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(2.04)	6.73	3.59

After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2007	Managing Director
Michael Schoenhaut	2007	Managing Director
Daniel Oldroyd	2010	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	63

JPMorgan SmartRetirement® 2055 Fund

Class/Ticker:

R2/JFFRX; R3/JFFPX; R4/JFFQX; R5*/JFFIX; R6/JFFYX

*	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	NONE	NONE	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.59	0.52	0.48%	0.23%	0.02%
Shareholder Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.34	0.27 [1]	0.23 [1]	0.13	0.02
Acquired Fund (Underlying Fund) Fees and Expenses	0.58	0.58	0.58	0.58	0.58

Total Annual Fund Operating Expenses	1.67	1.35	1.06	0.81	0.60
Fee Waivers and Expense Reimbursements[2]	(0.34)	(0.27)	(0.23)	(0.13)	(0.02)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[2]	1.33	1.08	0.83	0.68	0.58
1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 0.50%, 0.25%, 0.10% and 0.00% of the average daily net assets of the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. The waivers for Class R3, Class R4, Class R5 and Class R6 Shares are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.57% of the Class’ average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 for Class R2 Shares and through 10/31/17 for Class R3, Class R4, Class R5 and Class R6 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	135	458	842	1,918
CLASS R3 SHARES ($)	110	401	714	1,600
CLASS R4 SHARES ($)	85	314	562	1,273
CLASS R5 SHARES ($)	69	246	437	990
CLASS R6 SHARES ($)	59	190	333	748

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

64	JPMORGAN SMARTRETIREMENT FUNDS

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2055 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2055 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

NOVEMBER 1, 2016	65

JPMorgan SmartRetirement 2055 Fund (continued)

The glide path shows the Fund’s long term strategic target allocations as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2055 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or

66	JPMORGAN SMARTRETIREMENT FUNDS

decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers

and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the

NOVEMBER 1, 2016	67

JPMorgan SmartRetirement 2055 Fund (continued)

U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITs are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a

68	JPMORGAN SMARTRETIREMENT FUNDS

claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the S&P Target Date 2055 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2055+ Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. The Class R3 and Class R4 Shares commenced operations on 9/9/16 and therefore, do not have a full year of performance. The performance of Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

NOVEMBER 1, 2016	69

JPMorgan SmartRetirement 2055 Fund (continued)

Best Quarter	4th quarter, 2013	7.47%
Worst Quarter	3rd quarter, 2015	–7.76%

The Fund’s year-to-date total return through 9/30/16 was 5.52%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (Since 1/31/12)
CLASS R2 SHARES
Return Before Taxes	(2.05)%	9.58%
Return After Taxes on Distributions	(2.70)	8.77
Return After Taxes on Distributions and Sale of Fund Shares	(0.84)	7.30
CLASS R5 SHARES
Return Before Taxes	(1.61)	10.11
CLASS R6 SHARES
Return Before Taxes	(1.51)	10.14
S&P TARGET DATE 2055 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.29)	10.19
LIPPER MIXED-ASSET TARGET 2055+ FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(1.66)	9.14

After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Eric J. Bernbaum	2014	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

70	JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement® 2060 Fund

Class/Ticker: R2/JAKZX; R3/JAKPX; R4/JAKQX; R5*/JAKIX; R6/JAKYX

*	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	NONE	NONE	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.50%	0.25%	NONE	NONE	NONE
Other Expenses	0.42	0.42	0.42%	0.20%	0.04%
Shareholder Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses[1]	0.17	0.17	0.17	0.10	0.04
Acquired Fund (Underlying Fund) Fees and Expenses[1]	0.58	0.58	0.58	0.58	0.58

Total Annual Fund Operating Expenses	1.50	1.25	1.00	0.78	0.62
Fee Waivers and Expense Reimbursements[2]	(0.17)	(0.17)	(0.17)	(0.10)	(0.04)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[2]	1.33	1.08	0.83	0.68	0.58
1	“Remainder of Other Expenses” and “Acquired Fund (Underlying Fund) Fees and Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 0.50%, 0.25%, 0.10% and 0.00% of the average daily net assets of the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds. The waivers for Class R3, Class R4, Class R5 and Class R6 Shares are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. The waiver for Class R2 Shares is in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/3/17 however, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements of the Fund’s Class R2 Shares (calculated as described above) will not exceed 0.57% of the Class’ average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 for Class R2 Shares and through 10/31/17 for Class R3, Class R4, Class R5 and Class R6 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS R2 SHARES ($)	135	440
CLASS R3 SHARES ($)	110	380
CLASS R4 SHARES ($)	85	301
CLASS R5 SHARES ($)	69	239
CLASS R6 SHARES ($)	59	194

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund has not yet operated for a full fiscal year as of the date of this prospectus. Therefore, there is no portfolio turnover rate for the Fund to report at this time.

NOVEMBER 1, 2016	71

JPMorgan SmartRetirement 2060 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® 2060 Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors expecting to retire around the year 2060 (target retirement date). The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the

Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (i.e., more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small/Mid Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, the Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although the Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

72	JPMORGAN SMARTRETIREMENT FUNDS

The glide path shows the Fund’s long term strategic target allocations as November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2060+ Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index.

The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

NOVEMBER 1, 2016	73

JPMorgan SmartRetirement 2060 Fund (continued)

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal

74	JPMORGAN SMARTRETIREMENT FUNDS

National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. This would result in losses to an underlying fund. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, result-

ing in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITs are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a

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JPMorgan SmartRetirement 2060 Fund (continued)

claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Inflation Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on August 31, 2016. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2016	Managing Director
Anne Lester	2016	Managing Director
Michael Schoenhaut	2016	Managing Director
Daniel Oldroyd	2016	Managing Director
Eric J. Bernbaum	2016	Executive Director

76	JPMORGAN SMARTRETIREMENT FUNDS

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust I (the Trust) and is managed by J.P. Morgan Investment Management Inc. (JPMIM). The underlying funds are managed by JPMIM, Security Capital Research & Management Incorporated (SCR&M) or J.P. Morgan Alternative Asset Management, Inc. (JPMAAM). SCR&M and JPMAAM are under common control with JPMIM. JF International Management Inc. (JFIMI) is the sub-adviser to the JPMorgan China Region Fund. JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (ASIA) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc. As a result, these advisers are considered control affiliates and the underlying funds advised by those entities are in the same group of investment companies. For more information about the Funds and JPMIM, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The mutual funds described in this prospectus are “Funds of Funds.” Each Fund’s investment strategy is to invest in a diversified group of other mutual funds within the same group of investment companies (i.e., J.P. Morgan Funds). The Funds are designed to provide exposure to a variety of asset classes including U.S. large cap, mid cap, and small cap equities, REITs, international and emerging markets equities, U.S. fixed income securities, emerging markets debt securities, high yield, market neutral strategies, commodities and money market instruments. The Funds attempt to take advantage of the most attractive types of investments by focusing on securities that the Adviser believes would outperform the Funds’ benchmarks and peer group over the long term. Exposure and diversification to such asset classes is achieved by investing in the other J.P. Morgan Funds (the underlying funds) as well as by investing directly in securities and other financial instruments, including derivatives. In connection with its main investment strategies, the Funds may use futures including exchange traded futures. The Funds are also permitted to use other derivatives, including, but not limited to, options and swaps. Under certain market conditions, the use of derivatives could be significant. For example, the Adviser may increase the usage of derivatives to “equitize” inflows or outflows of cash received into or paid out of the Fund, to invest in eligible asset classes with greater efficiency than investments in underlying Funds, or under other conditions in which the Adviser determines that the increased use of derivatives may be beneficial to the Fund, including managing duration or implementing overweights or underweights to particular markets or sectors based on, among other things, its current market outlook or specific market events.

A brief description of the underlying J.P. Morgan Funds can be found in Appendix A. Appendix A lists the underlying funds by sub-asset class that each Fund may utilize as of the date of this prospectus. Each of the Funds may invest in one or more of the underlying funds in each sub-asset class listed on Appendix A in an amount equal to the strategic target allocation percentage plus the tactical allocation percentage for the applicable sub-asset class. For example, the JPMorgan SmartRetirement Income Fund may invest up to 27.5% of its assets in a single U.S. Large Cap Equity Fund listed on Appendix A, which represents the 17.5% strategic target allocation to U.S. Large Cap Equity Funds and the permitted 10% tactical allocation for that asset class, or may invest up to 27.5% across multiple U.S. Large Cap Equity Funds. In addition, the Funds may invest in additional underlying funds that are not listed on Appendix A from time to time in the future so long as a Fund’s investments in any additional underlying fund does not exceed 5% of Fund holdings.

All of the JPMorgan SmartRetirement Funds, except the JPMorgan SmartRetirement Income Fund (the Target Date Funds), are designed for investors who expect to retire near the applicable target retirement date (for example, 2015 for the JPMorgan SmartRetirement 2015 Fund). The JPMorgan SmartRetirement Income Fund is designed for investors who are retired or expect to retire soon.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. Each Fund’s investment objective is fundamental, although over time, each Target Date Fund’s investment objective migrates from seeking total return to seeking current income and some capital appreciation as the Target Date Fund approaches its target date. All other fundamental policies are specifically identified in the Statement of Additional Information.

Glide Path. JPMIM uses a strategic asset allocation strategy for each of the Target Date Funds that changes over time as a Fund approaches its target retirement date. This is known as the “glide path.” As a Fund approaches its target retirement date, each Target Date Fund’s investment objective migrates from seeking total return to current income. It is intended that each Fund’s strategic target allocations will approximate that of the JPMorgan SmartRetirement Income Fund by the end of the target retirement date. Once a Target Date Fund’s strategic target allocations are substantially the same as those of the JPMorgan SmartRetirement Income Fund, the Target Date Fund may, but is not required to, combine with the JPMorgan SmartRetirement Income Fund upon approval of the Board of Trustees of the Trust. The Target Date Funds are “to” funds rather than “through” funds.

78	JPMORGAN SMARTRETIREMENT FUNDS

WHAT IS THE DIFFERENCE BETWEEN A “THROUGH” AND “TO” TARGET DATE FUND?
A “through” target date fund has a longer glide path that goes beyond the retirement year. “Through” funds are designed for investors with longer investment horizons that go 10 to 20 years past their retirement age. These funds are more aggressive in their strategic target allocations to equities at retirement than “to” funds, and become more conservative over a longer period of time after retirement. A “to” target date fund generally treats the target date as the end point of the glide path. These funds generally reach their most conservative strategic target allocations close to the target retirement date. The Target Date Funds are “to” target date funds and are designed for investors who are seeking current income and some capital appreciation rather than continuing to seek total return on their retirement date.

Strategic Target Allocations. The table below represents the strategic target allocations for each Fund as of November 1, 2016. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the Fund’s benchmarks and peer group over the long term (i.e., over multiple year periods). The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives. For example, the Adviser may over-weight or under-weight a strategic target allocation to take advantage of a particular investment opportunity it believes is present in the shorter-term based on, among other things, its current market outlook or specific market events, and the Adviser will review regularly its tactical allocations to determine whether to maintain such positions.

The Adviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations as shown in its glide path and the table below may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2015 Fund and JPMorgan SmartRetirement 2020 Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes, while the other JPMorgan SmartRetirement Funds may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income and equity, +/- 20% for money market/cash and cash equivalents, and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the table below. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

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More About the Funds (continued)

Strategic Target Allocations[1]
Allocation Ranges (%)	Income Fund Target	2015 Fund Target	2020 Fund Target	2025 Fund Target	2030 Fund Target	2035 Fund Target	2040 Fund Target	2045 Fund Target	2050 Fund Target	2055 Fund Target	2060 Fund Target
Equity	36.0%	36.0%	52.0%	62.0%	72.0%	79.0%	86.0%	86.0%	86.0%	86.0%	86.0%
U.S. Large Cap Equity Funds	17.5%	17.5%	25.4%	30.2%	34.9%	38.2%	41.5%	41.5%	41.5%	41.5%	41.5%
U.S. Small/Mid Cap Equity Funds	3.8%	3.8%	5.6%	6.9%	8.1%	8.8%	9.5%	9.5%	9.5%	9.5%	9.5%
REIT Funds	2.3%	2.3%	3.3%	3.8%	4.3%	4.8%	5.3%	5.3%	5.3%	5.3%	5.3%
International Equity Funds	9.0%	9.0%	13.0%	15.5%	18.0%	19.8%	21.5%	21.5%	21.5%	21.5%	21.5%
Emerging Markets Equity Funds	3.5%	3.5%	4.8%	5.8%	6.8%	7.5%	8.3%	8.3%	8.3%	8.3%	8.3%

Commodities	1.5%	1.5%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	1.5%	1.5%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Fixed Income	52.5%	52.5%	47.5%	38.0%	28.0%	21.0%	14.0%	14.0%	14.0%	14.0%	14.0%
U.S. Fixed Income Funds	34.5%	34.5%	36.5%	31.8%	22.5%	16.0%	9.5%	9.5%	9.5%	9.5%	9.5%
Inflation Managed Funds	7.5%	7.5%	3.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
High Yield Funds	7.8%	7.8%	5.5%	4.0%	3.5%	3.3%	3.0%	3.0%	3.0%	3.0%	3.0%
Emerging Markets Debt Funds	2.8%	2.8%	2.5%	2.3%	2.0%	1.8%	1.5%	1.5%	1.5%	1.5%	1.5%

Money Market Funds/Cash and Cash Equivalents	10.0%	10.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Money Market Funds/Cash and Cash Equivalents	10.0%	10.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of November 1, 2016, each Fund utilizes underlying funds and, to a lesser extent, direct investments in exchange-traded funds to implement its strategic target allocations although each Fund also has flexibility to utilize other direct investments in securities and derivatives to implement its strategic target allocations in the future.

80	JPMORGAN SMARTRETIREMENT FUNDS

Direct Investments in Securities and Financial Instruments. The JPMorgan SmartRetirement Funds invest in J.P. Morgan Funds and cash and cash equivalents. The Funds, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, may also invest directly in securities including exchange-traded funds (ETFs), and other financial instruments, such as futures, swaps, exchange traded notes (ETNs), and other derivatives, in lieu of the underlying funds to gain exposure to, or to overweight or underweight allocations, among various sectors and markets. For temporary defensive purposes or to respond to unusual market conditions or large cash flows, a Fund may invest up to 40% of its total assets directly in securities and may invest all or most of its assets in cash or cash equivalents. Under ordinary circumstances, a Fund will not invest more than 20% of its total assets directly in securities. While not part of their principal investment strategies, the JPMorgan SmartRetirement Funds may also use futures and other derivatives for interest rate risk management to adjust the duration position of a JPMorgan SmartRetirement Fund. Futures and other derivatives used for this purpose are not subject to or included as part of a JPMorgan SmartRetirement Fund’s stated fixed income ranges.

INVESTMENT RISKS

The JPMorgan SmartRetirement Funds invest primarily in a variety of other J.P. Morgan Funds. The J.P. Morgan Funds in which the Funds may invest are referred to in this prospectus as the “underlying funds.” The main risks associated with investing in the JPMorgan SmartRetirement Funds are summarized in the “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the risks associated with the JPMorgan SmartRetirement Funds and the underlying funds are described below. The degree to which these risks apply to a JPMorgan SmartRetirement Fund will vary according to its point along its glide path and its use of tactical allocations and each may be considered a main risk of such Fund over the course of time. Risks that are not expected to be main risks of the JPMorgan SmartRetirement Funds are described under “Additional Risks”.

An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you.

Main Risks

Investment Risk. JPMorgan SmartRetirement Funds are subject to investment risk, including stock and fixed income market risk. These markets may be volatile causing a Fund’s share price to drop and an investor to lose money. The Target Date Funds become more conservative over time meaning they allocate more of their assets to fixed income investments than equity investments as they near the target retirement date. Despite the more conservative allocation, the Target Date Funds and JPMorgan SmartRetirement Income Fund will continue to be exposed to market risk, including stock market risk and the share price of a Fund may decline even after a Fund’s allocation is at its most conservative. In determining whether to invest in a JPMorgan SmartRetirement Fund, investors should consider their estimated retirement date, retirement needs and expectations, and risk tolerance.

JPMorgan SmartRetirement Funds are not a complete retirement program and there is no guarantee that the Funds will provide sufficient retirement income to an investor.

1.	Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so.

2.	You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance when choosing a Target Date Fund.

3.	Target Date Funds are not a complete retirement program and there is no guarantee that any of the Funds will provide sufficient retirement income, and you may lose money before or after retirement.

4.	Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in a Target Date Fund periodically.

5.	If you need help making an investment decision, you should consult a financial advisor.

Investments in Mutual Funds and ETFs Risk. Each JPMorgan SmartRetirement Fund invests in underlying J.P. Morgan Funds as a primary strategy, so each Fund’s performance is directly related to the performance of the underlying funds. Each Fund’s net asset value will change with the value of the underlying funds and changes in the markets where the underlying funds invest. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in a Fund benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

In addition to investing in underlying J.P. Morgan Funds, the Funds may also invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on

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More About the Funds (continued)

a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount). Shareholders will indirectly bear the expenses charged by the underlying J.P. Morgan Funds and ETFs.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Derivatives Risk. The underlying funds and the Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s or underlying fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund or underlying fund, and the cost of such strategies may reduce the Fund’s or underlying fund’s returns. Derivatives also expose the Fund and underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligation), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. In addition, the Fund or underlying fund may use derivatives for non-hedging purposes, which increases the Fund’s or underlying fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund or underlying fund may be more volatile than if the Fund or underlying fund had not been leveraged because the leverage tends to exaggerate any effect on the value of a Fund’s or underlying fund’s portfolio securities. Registered investment companies such as the underlying funds are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund or underlying fund to sell or otherwise close a derivatives position could expose the Fund or underlying fund to losses and could make derivatives more difficult for the Fund or underlying fund to value accurately.

A Fund’s or underlying fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund or underlying fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s or underlying fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Securities and Financial Instruments Risk. JPMorgan SmartRetirement Funds may invest directly in securities and other financial instruments, such as derivatives. The intention of doing so is to gain exposure to, or to overweight or underweight their investments, among various sectors or markets and for duration management. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector or in managing duration. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk). Depending on the type of security or instrument, the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in a Fund will be affected.

High Yield Securities Risk. Some of the underlying funds may invest in debt securities that are considered to be speculative (known as junk bonds). These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the underlying fund’s investments and a Fund’s or underlying fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in the investments can result in substantial or

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total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Loan Risk. Some of the underlying funds may invest in loan assignments and participations and commitments to purchase loan assignments (Loans) including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, an underlying fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although an underlying fund will limit its investments in illiquid securities to no more than 15% of an underlying fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. In addition, certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws.

No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to an underlying fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Because some Loans that an underlying fund invests in may have a more limited secondary market, liquidity risk is more pronounced for an underlying fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about an underlying fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, an underlying fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict an underlying fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the Adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Interest Rate Risk. Some of the underlying funds invest in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these underlying funds’ investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the underlying funds’ investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

The underlying funds may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities and repurchase agreements held by the underlying funds. Such default could result in losses to the underlying funds and to the Funds. In addition, the credit quality of securities held by an underlying fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an underlying fund. Lower credit quality also may affect liquidity and make it difficult for the underlying fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government will provide financial support.

Prices of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Some of the underlying funds invest in asset-backed, mortgage-related and mortgage-backed securities.

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These securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the property market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease an underlying fund’s yield and the income available for distribution by an underlying fund. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, an underlying fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. In periods of rising interest rates, an underlying fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, an underlying fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the underlying fund invests may be particularly sensitive to changes in prevailing interest rates.

Some of the underlying funds may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive to changes in interest rates and to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in some of the underlying funds may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Because the underlying funds may invest in foreign currencies or securities of foreign issuers, investments in such underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. An underlying fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease an underlying fund’s yield on those securities.

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Geographic Focus Risk. In addition to the more general “Foreign Securities and Emerging Markets Risk.” above, the Fund, either directly or through its investment in an underlying fund, may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Sovereign Debt Risk. Some of the underlying funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currency Risk. Changes in foreign currency exchange rates may affect the value of an underlying fund’s securities and the price of the underlying fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies. Investments by underlying funds in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the Funds.

Real Estate Securities Risk. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, the value of real estate securities will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The underlying funds will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Government Securities Risk. Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guarantees by Ginnie Mae or the U.S. Treasury,

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that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Inflation-Managed Strategies Risk. Certain underlying funds may use inflation-managed strategies including using swaps that are based on the Consumer Price Index for all Urban Consumers (CPI-U) in combination with a core portfolio of fixed income securities to create the equivalent of a portfolio of inflation-protected fixed income securities. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds or reflect the actual rate of inflation. In addition, some of the underlying funds may make direct investments in inflation-protected securities. Inflation-linked securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the underlying fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. An underlying fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Commodity Risk. Certain underlying funds will have a significant portion of their assets concentrated in commodity-linked securities and derivatives. Some of the underlying funds may have direct investments in commodities. Developments affecting commodities will have a disproportionate impact on such underlying funds. An underlying fund’s investment in commodities, commodity-linked securities and derivatives may subject the underlying fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodities, commodity-linked securities and derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, environmental incidents, embargoes, tariffs and international economic, political and regulatory developments. The natural resources and energy sector can be significantly affected by changes in the prices and supplies of oil, gas and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the underlying fund’s net asset value), and there can be no assurance that the underlying fund’s use of leverage will be successful. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk. Some of the underlying funds may concentrate in certain commodity sectors such as natural resources. When an underlying fund concentrates in a particular industry or group of industries, events impacting that sector will have a greater effect on an underlying fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain commodity sub-sectors are subject to greater governmental regulation than are other industries, therefore, changes in tax and other government regulations may be more likely to adversely affect such underlying funds.

Transactions Risk. A Fund or an underlying fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities an underlying fund wishes to or is required to sell are illiquid. The underlying fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. For underlying funds that invest in debt securities, other market participants may be attempting to sell debt securities at the same time as the underlying fund, causing downward pricing

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pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in debt markets. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance.

Additional Risks

Strategy Risk. A main investment strategy of some of the underlying funds is to invest in common stocks considered to be attractive and to short sell stocks considered to be unattractive. This strategy may fail to produce the intended results. There is no guarantee that the use of long and short positions will succeed in limiting the underlying fund’s exposure to domestic stock market movements, capitalization, sector-swings or other factors. The strategy used by these underlying funds involves complex securities transactions, including short sales, that involve risks different than direct equity investments. Some of the other underlying funds also use short sales. The use of short sales may result in these underlying funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than they would if they did not engage in such short sales.

Non-Diversified Fund Risk. Certain of the underlying funds are non-diversified and they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the underlying funds’ shares being more sensitive to the economic results of those issuing the securities.

Index Funds Risk. Certain underlying funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by the underlying fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the underlying fund were not fully invested in such securities.

High Portfolio Turnover Risk. The techniques and strategies contemplated by some of the underlying funds are expected to result in a high degree of portfolio turnover. Portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover (e.g. over 100%) may involve correspondingly greater expenses to the underlying funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gain, including short-term capital gain that will generally be taxable to shareholders as ordinary income, and may adversely impact the underlying fund’s after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect an underlying fund’s performance.

Securities Lending Risk. Some of the underlying funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when an underlying fund’s loans are concentrated with a single or limited number of borrowers. In addition, an underlying fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the underlying fund’s investments of the cash collateral declines below the amount owed to a borrower, an underlying fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the underlying fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the underlying fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities.

Exchange Traded Notes Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The

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value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default. In addition, investors in ETNs generally have no right with respect to the instruments underlying the index or any right to receive delivery of the instruments underlying the index.

CFTC Regulation Risk. (applicable to the SmartRetirement 2060 Fund) The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Funds purchase, please read the Statement of Additional Information.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. These investments may be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Expenses of Underlying Funds. The percentage of each JPMorgan SmartRetirement Fund’s assets that will be allocated to each of the underlying funds may be changed from time to time by JPMIM within the parameters set forth in this prospectus. In addition, new J.P. Morgan Funds may be added to the list of underlying funds from time to time. To the extent that the allocations among the underlying funds are changed, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Funds may increase or decrease.

The Funds will invest in Class R6 Shares of the underlying funds to the extent they are available. If an underlying fund does not

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offer Class R6 Shares, the Funds will invest in Class R5 Shares of the underlying funds. Many of the underlying funds do not offer Class R5 or Class R6 Shares; therefore, the Fund will invest in Class L Shares, or Institutional Class Shares, if applicable and available. To the extent that an underlying fund does not offer Class R6, Class R5 or Class L Shares, the Fund will invest in Class I Shares, if available. The shares of the underlying funds in which the SmartRetirement Funds invest may impose a separate shareholder service fee. To avoid charging a separate shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to each SmartRetirement Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waivers and Expense Reimbursements” in the Annual Fund Operating Expenses table.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

MORE INFORMATION ON S&P TARGET DATE INDEX SERIES

Returns for the S&P Target Date Index Series are reported from the inception date of the Funds. The original inception date for the S&P Target Date Index Series (each, an Index) was 9/25/08 (the Original Inception Date). Subsequently, Standard & Poor’s

decided to provide return information for periods prior to the Original Inception Date. The benchmark returns are from the periods specified in the Average Annual Total Returns tables.

Effective 3/1/10, Standard & Poor’s modified the method used to calculate Index levels and returns for each Index. Index history prior to 3/1/10 reflects the original calculation method, while Index history after 3/1/10 reflects the modified calculation method.

Prior to 3/1/10, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. After 3/1/10, each Index will continue to be reconstituted on the same schedule. However, a new rebalancing schedule took effect on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

JPMorgan SmartRetirement Funds

The historical performance for the Class R2 Shares in the bar chart prior to 1/1/09 and in the performance table prior to inception on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expense ratios. The historical performance for the Class R6 Shares in the performance table prior to inception on 11/3/14 is based on the performance of the Class L Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class R6 Shares would have been different than those shown because Class L Shares have different expenses than Class R6 Shares.

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CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Class R shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

90	JPMORGAN SMARTRETIREMENT FUNDS

	Class R2	Class R3	Class R4	Class R5	Class R6
Eligibility[1],2	May be purchased by Group Retirement Plans.	May be purchased by Group Retirement Plans.	May be purchased by Group Retirement Plans.	May be purchased by • Group Retirement Plans, and • Section 529 college savings plans.

May be purchased by

•  Group retirement plans,

•  Certain discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) as defined below,

•  Certain direct investors as defined below,

•  Section 529 college savings plans,

Minimum Investment[3],4	No minimum	No minimum	No minimum	No minimum

$5,000,000 — Discretionary Accounts.

$15,000,000 — Direct Investors.

Accounts cannot be aggregated to meet the initial minimum investment. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

Minimum Subsequent Investments[3]	No minimum	No minimum	No minimum	No minimum	No minimum
Distribution (12b-1) Fee	0.50% of the average daily net assets.	0.25% of the average daily net assets.	None	None	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.10% of the average daily net assets.	None
Redemption Fee	None	None	None	None	None

[1]	For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.
[2]

Any shareholders who held Institutional Shares in a SmartRetirement Fund as of 4/3/17 that were redesignated as and renamed Class R5 Shares on that date who would not otherwise be eligible to own Class R5 Shares can continue to purchase that Fund’s Class R5 Shares in accounts that existed on 4/3/17.

[3]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

NOVEMBER 1, 2016	91

Investing with J.P. Morgan Funds (continued)

Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

Accounts may be opened either directly with a Fund’s transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•	Class R4, Class R5 and R6 Shares are not subject to Rule 12b-1 fees.

•	Class R6 Shares have lower annual expense ratios than other share classes, as the Class R6 Shares have no ongoing shareholder service fees.

•

A Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of a Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

Group Retirement Plans

The only retirement plans that are eligible to purchase Class R2, Class R3, Class R4, Class R5 and Class R6 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R2, Class R3, Class R4, Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans and, with respect to Class R2, Class R3 and Class R4 Shares, Section 529 college savings plans.

There is no minimum investment requirement for Group Retirement Plans and Section 529 college savings plans.

Discretionary Accounts

Class R6 Shares may also be purchased by an account for an investor:

1.	Whose investments in a Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

2.	Whose Discretionary Account’s initial investment in a Fund is at least $5,000,000. Accounts cannot be aggregated to meet the initial minimum.

Direct Investors

Class R6 Shares also may be purchased by individuals, institutions, trusts, and foundations whose:

1.	Account is not held for the benefit of multiple underlying, unrelated investors, and

2.	Initial investment in the Fund is at least $15,000,000. Accounts cannot be aggregated to meet the initial minimum.

College Savings Plans

To be eligible to invest in Class R5 and Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of a Fund.

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services.

92	JPMORGAN SMARTRETIREMENT FUNDS

To obtain information, visit www.jpmorganfunds.com or call 1-800-480-4111.

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class R2 Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class R2	0.50%
Class R3	0.25%
Class R4	None
Class R5	None
Class R6	None

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. The J.P. Morgan Funds will no longer enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

As of April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services are made by the Distributor as shareholder servicing agent, from the shareholder service fee (to be known as the “service fee”). From time to time, JPMIM or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Shareholder Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following (based on the average daily net assets of each class of a Fund).

Class	Shareholder Service Fee
Class R2	0.25%
Class R3	0.25%
Class R4	0.25%
Class R5	0.10%
Class R6	None

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

NOVEMBER 1, 2016	93

Investing with J.P. Morgan Funds (continued)

PURCHASING FUND SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH J.P. MORGAN FUNDS
Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account may not be opened by phone or online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

94	JPMORGAN SMARTRETIREMENT FUNDS

HOW TO PURCHASE DIRECTLY WITH J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third- party checks.

By Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P. Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and Your Account Registration

	Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.	Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class R6 Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

NOVEMBER 1, 2016	95

Investing with J.P. Morgan Funds (continued)

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class R2 Shares of a Fund may be exchanged for:

•  Class R2 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

Class R3 Shares of a Fund may be exchanged for:

•  Class R3 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

Class R4 Shares of a Fund may be exchanged for:

•  Class R4 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

Class R5 Shares of a Fund may be exchanged for:

•  Class R5 Shares of another J.P. Morgan Fund,[1]

•  Another share class of the same Fund if you are eligible to purchase that class.

Class R6 Shares of a Fund may be exchanged for:

•  Class R6 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

[1]

Any shareholders of Class R5 Shares of a SmartRetirement Fund as a result of the redesignation of Institutional Shares on April 3, 2017 who would not otherwise be eligible to own Class R5 Shares will not be able to exchange their Class R5 Shares into Class R5 Shares of another J.P. Morgan Fund.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and Class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

96	JPMORGAN SMARTRETIREMENT FUNDS

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1 or wired to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online

Call us at 1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

[1]	You cannot request redemption by check to be sent to an address updated within 15 days.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the J.P. Morgan Funds’ transfer agent or the Funds), minus the amount of any applicable fees. Your Financial Intermediary may

NOVEMBER 1, 2016	97

Investing with J.P. Morgan Funds (continued)

have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class R6 Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

If your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account. Before this action is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

98	JPMORGAN SMARTRETIREMENT FUNDS

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products; and

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Investing with J.P. Morgan Funds (continued)

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution;

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts;

•	Retirement plan contributions, loans, distributions, and hardship withdrawals;

•	IRA re-characterizations and conversions; and

•	IRA purchases of shares by asset transfer or direct rollover.

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

100	JPMORGAN SMARTRETIREMENT FUNDS

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/ dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Dividends from net investment income are generally declared and paid quarterly for each Fund. Each Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

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Investing with J.P. Morgan Funds (continued)

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

A Fund or an underlying fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund or an underlying fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund or an underlying fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund or an underlying fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings.

A Fund or an underlying fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund or an underlying fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

102	JPMORGAN SMARTRETIREMENT FUNDS

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO). Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s

NOVEMBER 1, 2016	103

Investing with J.P. Morgan Funds (continued)

proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each of the Funds may disclose the complete uncertified holdings list and the percentage allocations to each of the underlying funds as of the most recent month end online at www.jpmorganfunds.com, no sooner than ten calendar days after month end.

Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more frequent basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

104	JPMORGAN SMARTRETIREMENT FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R2, Class R3, Class R4, Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared.

Wire — refers to a method used for payment or redemptions. While J.P. Morgan Funds does not charge to send a wire, your bank may charge a fee for this service.

NOVEMBER 1, 2016	105

Management of the Funds

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company.

JPMIM (the Administrator) (1111 Polaris Parkway, Columbus, OH 43240) provides administrative services and oversees the Funds’ other service providers. The Administrator does not receive a separate fee for services to the JPMorgan SmartRetirement Funds but does receive fees for its services to the underlying funds. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (1111 Polaris Parkway, Columbus, OH 43240) is the distributor for the Funds. The Distributor is a direct, wholly-owned subsidiary of JPMorgan Chase.

A discussion of the basis the Board of Trustees used in approving the investment advisory agreement for each Fund is included in that Fund’s semi-annual report for the six-month period ended December 31.

ADVISORY FEES

JPMIM does not charge an investment advisory fee for its services to the Funds, although it and its affiliates receive investment advisory fees from the underlying funds.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder service fees, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries, that provide shareholder, sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

THE FUND MANAGERS

The Funds are managed by JPMIM’s Multi-Asset Solutions Team. The members of the Multi-Asset Solutions Team responsible for management and oversight of the Funds are Jeffrey A. Geller, Anne Lester, Michael Schoenhaut, Daniel Oldroyd and Eric J. Bernbaum. In their capacity as portfolio managers, Mr. Geller, Ms. Lester, Mr. Schoenhaut, Mr. Oldroyd and Mr. Bernbaum and the team of investment professionals manage the portfolio construction, investment strategy selection and tactical asset allocation processes for each Fund. Mr. Geller, Managing Director, is Chief Investment Officer (CIO) for the Americas of Multi-Asset Solutions and has had investment oversight responsibility for the Funds since 2008. Ms. Lester, Managing Director, has been a member of Multi-Asset Solutions since 2000, and a portfolio manager of the Funds since their inception. She is the Head of Retirement Solutions for JPMIM. Mr. Schoenhaut, Managing Director, has been an employee of JPMIM since 1997 and has been a portfolio manager of the Funds since their inception. Mr. Oldroyd, Managing Director, is the Head of Target Date Strategies for JPMIM. An employee of JPMIM since 2000, Mr. Oldroyd has been a portfolio manager of the Funds since 2010. Mr. Bernbaum, Executive Director, has been an employee of JPMIM and Multi-Asset Solutions since 2008 and a portfolio manager of the Funds since November 2014.

JPMIM and SCR&M serve as the advisers, and certain affiliates serve as sub-advisers, to the underlying funds, for which they receive a fee.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, the other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

106	JPMORGAN SMARTRETIREMENT FUNDS

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NOVEMBER 1, 2016	107

Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ financial performance for the last one through five years or the periods of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The Class R3 and Class R4 Shares commenced operations on 9/9/16 and therefore, do not have a full year of performance. The JPMorgan SmartRetirement 2060 Fund commenced operations after its fiscal year end. Therefore, there are no financial highlights for this Fund. The information below has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements are incorporated by reference in the Statement of Additional Information, which is available on request.

Because each Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class R2
Year Ended June 30, 2016	$17.57	$0.28		$(0.20)	$0.08	$(0.33)	$(0.06)	$(0.39)
Year Ended June 30, 2015	17.69	0.28	(i)	0.00 (j)	0.28	(0.40)	—	(0.40)
Year Ended June 30, 2014	16.39	0.31		1.38	1.69	(0.39)	—	(0.39)
Year Ended June 30, 2013	15.77	0.32		0.67	0.99	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.81	0.40		(0.07)	0.33	(0.37)	—	(0.37)

Class R5*
Year Ended June 30, 2016	17.66	0.36		(0.19)	0.17	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2015	17.78	0.36	(i)	0.00 (j)	0.36	(0.48)	—	(0.48)
Year Ended June 30, 2014	16.46	0.39		1.40	1.79	(0.47)	—	(0.47)
Year Ended June 30, 2013	15.83	0.40		0.67	1.07	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.85	0.46		(0.04)	0.42	(0.44)	—	(0.44)

Class R6
Year Ended June 30, 2016	17.66	0.37		(0.19)	0.18	(0.42)	(0.06)	(0.48)
November 3, 2014 (k) through June 30, 2015	17.75	0.49	(i)	(0.18)	0.31	(0.40)	—	(0.40)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than $0.005.
(k)	Commencement of offering of class of shares.
(l)	Amount rounds to less than 0.005%.
*	Formerly, Institutional Class Shares.

108	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.26	0.50%	$110,807,390	0.53%	1.61%		0.87%		29%
17.57	1.58	99,663,111	0.52	1.56	(i)	0.87		10
17.69	10.39	87,275,247	0.52	1.80		0.82		11
16.39	6.26	31,858,647	0.52	1.96		0.82		20
15.77	2.18	15,109,569	0.52	2.57		0.84		10

17.36	1.03	1,005,529,297	0.05	2.09		0.16		29
17.66	2.04	833,438,828	0.03	2.00	(i)	0.16		10
17.78	10.96	809,213,832	0.02	2.24		0.17		11
16.46	6.79	393,543,989	0.02	2.40		0.17		20
15.83	2.74	260,033,867	0.02	2.96		0.18		10

17.36	1.09	101,641,201	0.00	2.15		0.00	(l)	29
17.66	1.76	208,521,972	0.00	4.22	(i)	0.00	(l)	10

NOVEMBER 1, 2016	109

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class R2
Year Ended June 30, 2016	$17.71	$0.28		$(0.24)	$0.04	$(0.33)	$(0.15)	$(0.48)
Year Ended June 30, 2015	17.82	0.28	(i)	0.08	0.36	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2014	16.27	0.30		1.67	1.97	(0.42)	—	(0.42)
Year Ended June 30, 2013	15.36	0.33		0.95	1.28	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.46	0.38		(0.13)	0.25	(0.35)	—	(0.35)

Class R5*
Year Ended June 30, 2016	17.81	0.36		(0.24)	0.12	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2015	17.91	0.37	(i)	0.09	0.46	(0.50)	(0.06)	(0.56)
Year Ended June 30, 2014	16.35	0.38		1.68	2.06	(0.50)	—	(0.50)
Year Ended June 30, 2013	15.42	0.40		0.98	1.38	(0.45)	—	(0.45)
Year Ended June 30, 2012	15.51	0.44		(0.12)	0.32	(0.41)	—	(0.41)

Class R6
Year Ended June 30, 2016	17.81	0.39		(0.25)	0.14	(0.43)	(0.15)	(0.58)
November 3, 2014 (k) through June 30, 2015	17.92	0.26	(i)	0.11	0.37	(0.42)	(0.06)	(0.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.
*	Formerly, Institutional Class Shares.

110	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.27	0.34%	$131,735,696	0.55%	1.63%		0.84%		31%
17.71	2.03	125,015,610	0.53	1.57	(i)	0.83		12
17.82	12.21	108,335,745	0.53	1.73		0.81		10
16.27	8.38	56,742,819	0.53	2.06		0.82		21
15.36	1.72	33,178,533	0.53	2.48		0.83		16

17.37	0.82	1,186,260,032	0.07	2.10		0.15		31
17.81	2.57	1,444,189,771	0.04	2.05	(i)	0.15		12
17.91	12.73	1,079,859,658	0.03	2.21		0.16		10
16.35	8.97	607,263,583	0.03	2.48		0.17		21
15.42	2.21	337,354,170	0.03	2.92		0.17		16

17.37	0.89	139,319,588	0.00	2.28		0.00	(j)	31
17.81	2.04	44,259,790	0.00	2.18	(i)	0.00	(j)	12

NOVEMBER 1, 2016	111

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class R2
Year Ended June 30, 2016	$18.45	$0.28		$(0.30)	$(0.02)	$(0.34)	$(0.19)	$(0.53)
Year Ended June 30, 2015	18.58	0.29	(i)	0.24	0.53	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2014	16.67	0.29		2.12	2.41	(0.43)	(0.07)	(0.50)
Year Ended June 30, 2013	15.39	0.32		1.32	1.64	(0.36)	—	(0.36)
Year Ended June 30, 2012	15.53	0.34		(0.17)	0.17	(0.31)	—	(0.31)

Class R5*
Year Ended June 30, 2016	18.57	0.37		(0.31)	0.06	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2015	18.69	0.38	(i)	0.25	0.63	(0.53)	(0.22)	(0.75)
Year Ended June 30, 2014	16.76	0.38		2.13	2.51	(0.51)	(0.07)	(0.58)
Year Ended June 30, 2013	15.46	0.40		1.34	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.59	0.41		(0.16)	0.25	(0.38)	—	(0.38)

Class R6
Year Ended June 30, 2016	18.58	0.40		(0.33)	0.07	(0.43)	(0.19)	(0.62)
November 3, 2014 (k) through June 30, 2015	18.75	0.27	(i)	0.23	0.50	(0.45)	(0.22)	(0.67)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.
*	Formerly, Institutional Class Shares.

112	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.90	(0.02)%	$383,079,281	0.55%	1.57%		0.83%		19%
18.45	2.94	303,004,617	0.53	1.55	(i)	0.83		8
18.58	14.58	229,054,335	0.53	1.63		0.80		9
16.67	10.75	123,433,251	0.53	1.96		0.82		23
15.39	1.22	66,197,474	0.53	2.22		0.84		12

18.02	0.44	3,514,258,427	0.07	2.04		0.14		19
18.57	3.45	3,238,307,085	0.04	2.02	(i)	0.15		8
18.69	15.14	2,288,844,154	0.03	2.12		0.15		9
16.76	11.33	1,199,064,978	0.03	2.39		0.17		23
15.46	1.72	595,699,881	0.03	2.73		0.18		12

18.03	0.51	309,810,854	0.00	2.22		0.00	(j)	19
18.58	2.73	96,486,068	0.00	2.14	(i)	0.00	(j)	8

NOVEMBER 1, 2016	113

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class R2
Year Ended June 30, 2016	$17.92	$0.24		$(0.41)	$(0.17)	$(0.31)	$(0.19)	$(0.50)
Year Ended June 30, 2015	17.95	0.25	(i)	0.36	0.61	(0.43)	(0.21)	(0.64)
Year Ended June 30, 2014	16.00	0.25		2.37	2.62	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2013	14.47	0.29		1.58	1.87	(0.33)	(0.01)	(0.34)
Year Ended June 30, 2012	14.79	0.29		(0.30)	(0.01)	(0.26)	(0.05)	(0.31)

Class R5*
Year Ended June 30, 2016	18.03	0.32		(0.41)	(0.09)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2015	18.05	0.34	(i)	0.37	0.71	(0.52)	(0.21)	(0.73)
Year Ended June 30, 2014	16.07	0.34		2.39	2.73	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2013	14.53	0.35		1.60	1.95	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2012	14.84	0.36		(0.30)	0.06	(0.32)	(0.05)	(0.37)

Class R6
Year Ended June 30, 2016	18.03	0.35		(0.43)	(0.08)	(0.40)	(0.19)	(0.59)
November 3, 2014 (k) through June 30, 2015	18.13	0.24	(i)	0.32	0.56	(0.45)	(0.21)	(0.66)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.
*	Formerly, Institutional Class Shares.

114	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.25	(0.88)%	$345,519,188	0.56%	1.41%		0.84%		17%
17.92	3.50	265,307,239	0.54	1.39	(i)	0.83		8
17.95	16.61	194,791,393	0.54	1.45		0.81		7
16.00	13.01	90,656,793	0.54	1.86		0.83		14
14.47	0.03	48,206,399	0.54	2.05		0.85		13

17.36	(0.41)	3,245,942,674	0.07	1.88		0.15		17
18.03	4.02	2,752,521,619	0.05	1.89	(i)	0.15		8
18.05	17.25	1,768,679,204	0.04	1.97		0.16		7
16.07	13.54	684,782,838	0.04	2.25		0.18		14
14.53	0.53	261,570,481	0.04	2.55		0.19		13

17.36	(0.34)	292,823,052	0.00	2.05		0.00	(j)	17
18.03	3.16	82,127,377	0.00	1.97	(i)	0.00	(j)	8

NOVEMBER 1, 2016	115

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class R2
Year Ended June 30, 2016	$19.31	$0.23		$(0.62)	$(0.39)	$(0.31)	$(0.22)	$(0.53)
Year Ended June 30, 2015	19.33	0.25	(i)	0.45	0.70	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2014	16.90	0.24		2.85	3.09	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2013	15.03	0.28		1.92	2.20	(0.33)	—	(0.33)
Year Ended June 30, 2012	15.50	0.28		(0.50)	(0.22)	(0.25)	—	(0.25)

Class R5*
Year Ended June 30, 2016	19.45	0.33		(0.63)	(0.30)	(0.40)	(0.22)	(0.62)
Year Ended June 30, 2015	19.46	0.35	(i)	0.46	0.81	(0.55)	(0.27)	(0.82)
Year Ended June 30, 2014	17.01	0.33		2.86	3.19	(0.52)	(0.22)	(0.74)
Year Ended June 30, 2013	15.11	0.35		1.96	2.31	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.35		(0.50)	(0.15)	(0.31)	—	(0.31)

Class R6
Year Ended June 30, 2016	19.45	0.35		(0.64)	(0.29)	(0.41)	(0.22)	(0.63)
November 3, 2014 (k) through June 30, 2015	19.55	0.24	(i)	0.41	0.65	(0.48)	(0.27)	(0.75)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.
*	Formerly, Institutional Class Shares.

116	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$18.39	(1.95)%	$444,975,463	0.56%	1.28%		0.84%		22%
19.31	3.77	351,034,923	0.54	1.29	(i)	0.84		10
19.33	18.48	259,005,839	0.54	1.32		0.81		10
16.90	14.76	116,048,480	0.54	1.72		0.84		21
15.03	(1.32)	51,533,094	0.54	1.93		0.85		15

18.53	(1.48)	3,512,043,299	0.07	1.77		0.15		22
19.45	4.28	3,091,391,989	0.05	1.77	(i)	0.16		10
19.46	19.00	2,102,751,164	0.04	1.80		0.16		10
17.01	15.39	1,036,751,950	0.04	2.15		0.19		21
15.11	(0.83)	520,099,078	0.04	2.37		0.20		15

18.53	(1.41)	304,091,927	0.00	1.93		0.00	(j)	22
19.45	3.42	96,079,609	0.00	1.84	(i)	0.00	(j)	10

NOVEMBER 1, 2016	117

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class R2
Year Ended June 30, 2016	$18.54	$0.21		$(0.71)	$(0.50)	$(0.28)	$(0.22)	$(0.50)
Year Ended June 30, 2015	18.52	0.22	(i)	0.49	0.71	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.12	0.21		2.94	3.15	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2013	14.15	0.25		2.05	2.30	(0.30)	(0.03)	(0.33)
Year Ended June 30, 2012	14.72	0.24		(0.54)	(0.30)	(0.22)	(0.05)	(0.27)

Class R5*
Year Ended June 30, 2016	18.68	0.29		(0.70)	(0.41)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	18.64	0.32	(i)	0.50	0.82	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.21	0.30		2.96	3.26	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2013	14.23	0.32		2.06	2.38	(0.37)	(0.03)	(0.40)
Year Ended June 30, 2012	14.78	0.31		(0.54)	(0.23)	(0.27)	(0.05)	(0.32)

Class R6
Year Ended June 30, 2016	18.68	0.32		(0.72)	(0.40)	(0.38)	(0.22)	(0.60)
November 3, 2014 (k) through June 30, 2015	18.74	0.20	(i)	0.46	0.66	(0.46)	(0.26)	(0.72)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.
*	Formerly, Institutional Class Shares.

118	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.54	(2.64)%	$292,087,846	0.56%	1.18%		0.86%		17%
18.54	3.93	225,354,729	0.54	1.19	(i)	0.85		10
18.52	19.84	159,581,426	0.54	1.17		0.82		8
16.12	16.32	64,440,577	0.54	1.64		0.86		13
14.15	(1.97)	32,627,384	0.54	1.74		0.87		14

17.68	(2.17)	2,488,223,763	0.07	1.65		0.16		17
18.68	4.50	2,103,140,075	0.05	1.68	(i)	0.17		10
18.64	20.43	1,342,987,195	0.04	1.69		0.17		8
16.21	16.82	441,806,897	0.04	2.01		0.21		13
14.23	(1.41)	160,986,570	0.04	2.25		0.21		14

17.68	(2.10)	235,741,825	0.00	1.83		0.00	(j)	17
18.68	3.60	77,861,701	0.00	1.63	(i)	0.00	(j)	10

NOVEMBER 1, 2016	119

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class R2
Year Ended June 30, 2016	$19.88	$0.20		$(0.85)	$(0.65)	$(0.30)	$(0.25)	$(0.55)
Year Ended June 30, 2015	19.86	0.22	(i)	0.57	0.79	(0.46)	(0.31)	(0.77)
Year Ended June 30, 2014	17.09	0.21		3.23	3.44	(0.44)	(0.23)	(0.67)
Year Ended June 30, 2013	14.92	0.26		2.23	2.49	(0.32)	—	(0.32)
Year Ended June 30, 2012	15.46	0.25		(0.57)	(0.32)	(0.22)	—	(0.22)

Class R5*
Year Ended June 30, 2016	20.06	0.29		(0.86)	(0.57)	(0.38)	(0.25)	(0.63)
Year Ended June 30, 2015	20.02	0.32	(i)	0.58	0.90	(0.55)	(0.31)	(0.86)
Year Ended June 30, 2014	17.21	0.30		3.27	3.57	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2013	15.02	0.33		2.25	2.58	(0.39)	—	(0.39)
Year Ended June 30, 2012	15.55	0.32		(0.57)	(0.25)	(0.28)	—	(0.28)

Class R6
Year Ended June 30, 2016	20.06	0.32		(0.88)	(0.56)	(0.39)	(0.25)	(0.64)
November 3, 2014 (k) through June 30, 2015	20.11	0.21	(i)	0.54	0.75	(0.49)	(0.31)	(0.80)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.
*	Formerly, Institutional Class Shares.

120	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$18.68	(3.22)%	$303,226,134	0.56%	1.05%		0.90%		16%
19.88	4.09	233,012,841	0.54	1.11	(i)	0.88		10
19.86	20.40	172,440,254	0.54	1.12		0.84		9
17.09	16.80	78,247,889	0.54	1.56		0.88		22
14.92	(2.02)	36,941,195	0.54	1.70		0.90		14

18.86	(2.78)	2,573,248,522	0.07	1.56		0.17		16
20.06	4.63	2,268,744,460	0.05	1.59	(i)	0.18		10
20.02	21.02	1,514,714,606	0.04	1.61		0.19		9
17.21	17.34	721,292,751	0.04	1.99		0.23		22
15.02	(1.53)	381,880,090	0.04	2.17		0.24		14

18.86	(2.71)	233,180,959	0.00	1.73		0.00	(j)	16
20.06	3.85	74,475,091	0.00	1.54	(i)	0.00	(j)	10

NOVEMBER 1, 2016	121

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class R2
Year Ended June 30, 2016	$18.85	$0.19		$(0.81)	$(0.62)	$(0.28)	$(0.23)	$(0.51)
Year Ended June 30, 2015	18.79	0.21	(i)	0.54	0.75	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.26	0.20		3.07	3.27	(0.42)	(0.32)	(0.74)
Year Ended June 30, 2013	14.21	0.25		2.11	2.36	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.76	0.24		(0.54)	(0.30)	(0.21)	(0.04)	(0.25)

Class R5*
Year Ended June 30, 2016	18.97	0.28		(0.81)	(0.53)	(0.36)	(0.23)	(0.59)
Year Ended June 30, 2015	18.90	0.30	(i)	0.55	0.85	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.34	0.30		3.08	3.38	(0.50)	(0.32)	(0.82)
Year Ended June 30, 2013	14.27	0.31		2.14	2.45	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.81	0.31		(0.54)	(0.23)	(0.27)	(0.04)	(0.31)

Class R6
Year Ended June 30, 2016	18.97	0.30		(0.82)	(0.52)	(0.37)	(0.23)	(0.60)
November 3, 2014 (k) through June 30, 2015	18.99	0.19	(i)	0.51	0.70	(0.46)	(0.26)	(0.72)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.
*	Formerly, Institutional Class Shares.

122	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)	Portfolio turnover rate (d)(h)

$17.72	(3.25)%	$182,691,218	0.56%	1.06%		0.94%	13%
18.85	4.12	135,857,065	0.54	1.11	(i)	0.93	9
18.79	20.41	93,369,236	0.54	1.12		0.87	8
16.26	16.80	36,478,073	0.54	1.59		0.91	11
14.21	(1.94)	18,099,079	0.54	1.71		0.93	11

17.85	(2.76)	1,587,368,215	0.07	1.56		0.19	13
18.97	4.62	1,273,012,966	0.05	1.60	(i)	0.20	9
18.90	21.02	800,474,522	0.04	1.64		0.22	8
16.34	17.39	232,443,865	0.04	1.95		0.27	11
14.27	(1.45)	80,127,469	0.04	2.22		0.26	11

17.85	(2.69)	161,559,310	0.00	1.71		0.01	13
18.97	3.82	60,229,727	0.00	1.48	(i)	0.01	9

NOVEMBER 1, 2016	123

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class R2
Year Ended June 30, 2016	$18.81	$0.19		$(0.80)	$(0.61)	$(0.28)	$(0.22)	$(0.50)
Year Ended June 30, 2015	18.74	0.21	(i)	0.54	0.75	(0.42)	(0.26)	(0.68)
Year Ended June 30, 2014	16.25	0.20		3.06	3.26	(0.42)	(0.35)	(0.77)
Year Ended June 30, 2013	14.21	0.25		2.10	2.35	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.77	0.25		(0.55)	(0.30)	(0.21)	(0.05)	(0.26)

Class R5*
Year Ended June 30, 2016	18.95	0.28		(0.80)	(0.52)	(0.36)	(0.22)	(0.58)
Year Ended June 30, 2015	18.87	0.30	(i)	0.55	0.85	(0.51)	(0.26)	(0.77)
Year Ended June 30, 2014	16.34	0.29		3.09	3.38	(0.50)	(0.35)	(0.85)
Year Ended June 30, 2013	14.28	0.31		2.13	2.44	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.83	0.31		(0.54)	(0.23)	(0.27)	(0.05)	(0.32)

Class R6
Year Ended June 30, 2016	18.95	0.30		(0.81)	(0.51)	(0.37)	(0.22)	(0.59)
November 3, 2014 (k) through June 30, 2015	18.96	0.19	(i)	0.52	0.71	(0.46)	(0.26)	(0.72)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.
*	Formerly, Institutional Class Shares.

124	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)	Portfolio turnover rate (d)(h)

$17.70	(3.20)%	$152,861,551	0.56%	1.07%		1.01%	16%
18.81	4.15	114,171,223	0.54	1.10	(i)	1.02	9
18.74	20.33	77,289,835	0.54	1.12		0.91	8
16.25	16.67	31,554,095	0.54	1.59		0.94	15
14.21	(1.88)	16,196,277	0.54	1.82		0.95	11

17.85	(2.70)	1,267,607,026	0.07	1.58		0.21	16
18.95	4.65	935,076,677	0.05	1.59	(i)	0.23	9
18.87	20.99	563,630,591	0.04	1.62		0.26	8
16.34	17.25	225,551,927	0.04	1.96		0.30	15
14.28	(1.40)	82,923,018	0.04	2.20		0.28	11

17.85	(2.64)	126,617,731	0.00	1.72		0.01	16
18.95	3.85	49,112,773	0.00	1.47	(i)	0.01	9

NOVEMBER 1, 2016	125

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2055 Fund
Class R2
Year Ended June 30, 2016	$20.82	$0.21	(h)	$(0.85)	$(0.64)	$(0.32)	$(0.16)	$(0.48)
Year Ended June 30, 2015	20.59	0.23	(h)(i)	0.58	0.81	(0.42)	(0.16)	(0.58)
Year Ended June 30, 2014	17.48	0.21	(h)	3.38	3.59	(0.47)	(0.01)	(0.48)
Year Ended June 30, 2013	15.24	0.24	(h)	2.29	2.53	(0.28)	(0.01)	(0.29)
January 31, 2012 (j) through June 30, 2012	15.00	0.07		0.22	0.29	(0.05)	—	(0.05)

Class R5*
Year Ended June 30, 2016	20.89	0.31	(h)	(0.87)	(0.56)	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2015	20.64	0.33	(h)(i)	0.59	0.92	(0.51)	(0.16)	(0.67)
Year Ended June 30, 2014	17.50	0.30	(h)	3.40	3.70	(0.55)	(0.01)	(0.56)
Year Ended June 30, 2013	15.24	0.32	(h)	2.29	2.61	(0.34)	(0.01)	(0.35)
January 31, 2012 (j) through June 30, 2012	15.00	0.10		0.22	0.32	(0.08)	—	(0.08)

Class R6
Year Ended June 30, 2016	20.89	0.34	(h)	(0.87)	(0.53)	(0.42)	(0.16)	(0.58)
November 3, 2014 (j) through June 30, 2015	20.75	0.25	(h)(i)	0.52	0.77	(0.47)	(0.16)	(0.63)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.
*	Formerly, Institutional Class Shares.

126	JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$19.70	(3.08)%	$48,658,005	0.56%	1.10%		1.09%	10%
20.82	4.04	25,732,578	0.54	1.09	(i)	1.01	11
20.59	20.67	9,989,630	0.54	1.05		0.90	49
17.48	16.72	1,713,490	0.54	1.38		0.97	17
15.24	1.91	73,253	0.54	1.26		2.35	19

19.77	(2.63)	326,762,457	0.07	1.57		0.23	10
20.89	4.58	184,663,068	0.05	1.58	(i)	0.25	11
20.64	21.30	72,803,481	0.04	1.55		0.26	49
17.50	17.29	6,795,403	0.04	1.85		0.32	17
15.24	2.10	71,866	0.04	1.69		1.69	19

19.78	(2.52)	33,074,528	0.00	1.76		0.02	10
20.89	3.79	3,301,080	0.00	1.82	(i)	0.04	11

NOVEMBER 1, 2016	127

Appendix A — Underlying Funds

The following is a brief description of the principal investment policies of each of the underlying funds.

U.S. LARGE CAP EQUITY FUNDS

JPMorgan Disciplined Equity Fund

JPMorgan Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index (which includes both large cap and mid cap companies).

JPMorgan Equity Income Fund

JPMorgan Equity Income Fund seeks capital appreciation and current income. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Equity Index Fund

JPMorgan Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index). The Fund invests in stocks included in the S&P 500 Index1 and also may invest in stock index futures. The Fund’s adviser attempts to track the aggregate price and dividend performance of the securities in the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the index without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock. The Fund may acquire, hold and dispose of the common stock of JPMorgan Chase & Co. for the sole purpose of maintaining conformity with the S&P 500 Index on which the Fund is based and measured. Under normal circumstances, at least 80% of the

Fund’s Assets will be invested in stocks of companies included in the index or indices identified by the Fund and in derivative instruments that provide exposure to stocks of such companies. “Assets” means net assets, plus the amount of borrowings for investment purposes.

1	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Growth Advantage Fund

JPMorgan Growth Advantage Fund seeks to provide long-term capital growth. The Fund will invest primarily in common stocks of companies across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies.

JPMorgan Intrepid America Fund

JPMorgan Intrepid America Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative outperformance.

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Growth Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative outperformance.

JPMorgan Intrepid Value Fund

JPMorgan Intrepid Value Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests

128	JPMORGAN SMARTRETIREMENT FUNDS

at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative outperformance.

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Growth Fund seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large, well-established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, in implementing its strategy, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

JPMorgan Large Cap Value Fund

JPMorgan Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. In implementing its main strategies, the Fund invests primarily in common stocks.

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Dynamic Plus Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its Assets in long and short positions with respect to equity securities of U.S. companies. These equity securities will primarily be common stocks and real estate investment trust (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add, both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Equity Fund

JPMorgan U.S. Equity Fund seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and medium-capitalization U.S. companies, but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection.

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities. Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000® Index and the S&P 500 Index. The Fund takes long and short positions mainly in equity securities and derivatives on equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add, both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan Value Advantage Fund

JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains. The Fund will invest primarily in equity securities across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies. Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs).

U.S. SMALL/MID CAP EQUITY FUNDS

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Dynamic Small Cap Growth Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of

NOVEMBER 1, 2016	129

Appendix A — Underlying Funds (continued)

small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of Russell 2000® Growth Index and/or with market capitalizations of less than $4 billion at the time of purchase. In implementing its main strategies, the Fund invests primarily in common stocks.

JPMorgan Growth Advantage Fund

JPMorgan Growth Advantage Fund seeks to provide long-term capital growth. The Fund will invest primarily in common stocks of companies across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies.

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase.

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid Advantage Fund seeks to provide long-term capital appreciation. The Fund primarily invests in large-cap and mid-cap common stocks. In selecting common stocks and other investments, the adviser considers environmental, social and corporate governance (ESG) practices and value, quality and momentum characteristics to identify those companies that it considers to be sustainable leaders. Sustainable leaders are defined by the Fund as companies that the adviser identifies as generally approaching ESG practices in a thoughtful manner while also having attractive value, quality and momentum characteristics. The Fund seeks to invest in those companies that, on a combined basis, appear attractive based on all of these characteristics.

JPMorgan Market Expansion Enhanced Index Fund

JPMorgan Market Expansion Enhanced Index Fund seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets. Under normal circumstances, the Fund will hold at least 80% of its Assets in stocks in the S&P 1000 Index1. “Assets” means net assets, plus the amount of borrowings for investment purposes. The S&P 1000 Index is an index which includes stocks of small- and mid-capitalization companies. These securities trade on national exchanges, as well as over-the-counter as part of the National Market System. Because the Fund uses an enhanced index strategy, not all of the stocks in the S&P 1000 Index are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. In addition, the Fund may modestly overweight or underweight the sectors and industries within the index. The Fund seeks returns that modestly exceed those of the S&P 1000 Index over the long term with a modest divergence to the benchmark. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).

1	“S&P 1000 Index” is a registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund. The S&P 1000 Index is a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 and the Standard & Poor’s MidCap 400 Indexes.

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Equity Fund’s objective is long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Growth Fund seeks growth of capital. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its main strategies, the Fund invests primarily in common stocks of mid cap companies which the adviser believes are capable of achieving sustained growth. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Fund seeks growth from capital appreciation. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Value Index and/or between $1 billion and $20 billion at the time of purchase. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

130	JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Core Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Equity Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Index stocks and/or with market capitalizations of less than $4 billion at the time of purchase. In implementing its main strategies, the Fund invests primarily in common stocks.

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in securities of small capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks and/or with market capitalizations of less than $4 billion at the time of purchase. In implementing its main strategies, the Fund will invest primarily in common stocks. Typically, the Fund invests in securities of companies with a history of above average growth, as well as companies expected to have above-average growth.

JPMorgan Small Cap Value Fund

JPMorgan Small Cap Value Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. In reviewing investment opportunities for the Fund, its adviser uses a value-oriented approach. In implementing its main strategies, the Fund’s equity investments are primarily in common stocks and real estate investment trusts (REITs).

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Small Company Fund seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. The Fund pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

JPMorgan Value Advantage Fund

JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains. The Fund will invest primarily in equity securities across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies. Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs).

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers Behavioral Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), believes have value characteristics. Such common stocks include stocks of small capitalization companies, similar to those that are included in the Russell 2000 Value Index and real estate investment trusts (REITs). In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral finance. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company.

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Appendix A — Underlying Funds (continued)

REIT FUNDS

JPMorgan Realty Income Fund

JPMorgan Realty Income Fund seeks high total investment return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations. The Fund may invest in both equity REITs and mortgage REITs. The Fund may also invest up to 15% of its net assets in illiquid holdings.

Security Capital U.S. Core Real Estate Securities Fund

Security Capital U.S. Core Real Estate Securities Fund seeks a risk-adjusted total return over the long term by investing primarily in real estate securities. The Security Capital U.S. Core Real Estate Securities Fund combines securities of publicly traded real estate companies from all capital tranches: common stock, preferred stock (perpetual, convertible and trust preferred), convertible securities and senior unsecured debt, seeking to generate returns over the long-term approximating a direct “core” real estate portfolio with lower volatility than a portfolio consisting entirely of common equity of real estate investment trusts. A “core” real estate portfolio generally includes well-leased, high-quality properties that historically have had more stable returns. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in securities of publicly traded real estate companies operating in the United States. “Assets” means net assets, plus the amount of borrowings for investment purposes.

INTERNATIONAL EQUITY FUNDS

JPMorgan China Region Fund

JPMorgan China Region Fund will seek long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of companies in the China region or instruments that have similar economic characteristics. “Assets” means net assets, plus the amount of borrowings for investment purposes. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China, including Hong Kong and Macau (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan.

JPMorgan International Equity Fund

JPMorgan International Equity Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, and warrants and rights.

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Research Enhanced Equity Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

JPMorgan International Opportunities Fund

JPMorgan International Opportunities Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

JPMorgan International Value Fund

JPMorgan International Value Fund seeks to provide high total return from a portfolio of foreign company equity securities. The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies. Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights

132	JPMORGAN SMARTRETIREMENT FUNDS

and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid European Fund

JPMorgan Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. The Fund invests primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund may utilize exchange traded futures for the efficient management of cash flows.

JPMorgan Intrepid International Fund

JPMorgan Intrepid International Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets.

JPMorgan Latin America Fund

JPMorgan Latin America Fund will seek long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in securities of Latin American issuers and other investments that are tied economically to Latin America. “Assets” means net assets, plus the amount of borrowings for investment purposes. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

EMERGING MARKETS EQUITY FUNDS

JPMorgan Emerging Economies Fund

JPMorgan Emerging Economies Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Fund seeks to provide high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging markets country or that maintain their principal place of business in an emerging markets country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging markets country or that have at least 50% of their assets in an emerging market country; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries. “Assets” means net assets, plus the amount of borrowings for investment purposes.

COMMODITIES

JPMorgan Commodities Strategy Fund

JPMorgan Commodities Strategy Fund seeks total return. The Fund seeks to achieve its objective by investing in a diversified portfolio of commodity-linked derivatives. The Fund will also invest in fixed income securities. The Fund invests in commodity-linked derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Derivatives are instruments that have a value based on another instrument, exchange rate or index and will generally be used as substitutes for commodities.

U.S. FIXED INCOME FUNDS

JPMorgan Core Bond Fund

JPMorgan Core Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate and long-term debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or

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Appendix A — Underlying Funds (continued)

principal and interest. As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

JPMorgan Core Plus Bond Fund

JPMorgan Core Plus Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. The Fund also may invest in bonds, convertible securities, preferred stock, loan participations and assignments (Loans) and commitments to loan assignments (Unfunded Commitments), and foreign and emerging market debt securities rated below investment grade (i.e., high yield or junk bonds) or the unrated equivalent. As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

JPMorgan Corporate Bond Fund

JPMorgan Corporate Bond Fund seeks to provide total return. The Fund mainly invests in corporate bonds that are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the Fund’s adviser to be comparable quality. Under normal circumstances, the Fund invests at least 80% of its assets in corporate bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. A “corporate bond” is defined as a debt security issued by a corporation or non-governmental entity with a maturity of 90 days or more at the time of issuance. As part of its principal strategy, the Fund invests in corporate bonds structured as corporate debt securities, debt securities of real estate investment trusts and master limited partnerships, public or private placements, restricted securities and other unregistered securities.

JPMorgan Government Bond Fund

JPMorgan Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund principally invests in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States. Under normal circumstances, the Fund will invest at least 80% of its Assets in government bonds including bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

JPMorgan Limited Duration Bond Fund

JPMorgan Limited Duration Bond Fund seeks a high level of current income consistent with low volatility of principal. The Fund mainly invests in mortgage-backed securities, asset-backed securities, mortgage-related securities, adjustable rate mortgages, money market instruments, and structured investments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, and mortgage passthrough securities. These securities may be structured such that payments consist of interest-only, principal-only or principal and interest. Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Mortgage-Backed Securities Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages. The Fund invests mainly in investment grade mortgage-backed securities or unrated mortgage-backed securities which the adviser determines to be of comparable quality. Under normal circumstances, the Fund invests at least 80% of its Assets in mortgage-backed securities. For purposes of this policy, “Assets” means net assets plus the amount of borrowing for investment purposes. As part of its principal investment strategy, the Fund may invest in securities issued or guaranteed by U.S. government agencies or instrumentalities such as Ginnie Mae, Fannie Mae or Freddie Mac or non-governmental securities, commercial mortgage securities, collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, mortgage pass-through securities and other securities representing an interest in or secured by mortgages including asset-backed securities backed by home equity loans. As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

JPMorgan Short Duration Bond Fund

JPMorgan Short Duration Bond Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities. As part of its main investment strategy, the Fund may principally invest in U.S. treasury obligations, U.S. government agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, mortgage-related securities, and structured instruments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), commercial mortgage-backed

134	JPMORGAN SMARTRETIREMENT FUNDS

securities and mortgage pass-through securities. U.S. government agency securities may be issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Under normal circumstances, the Fund invests at least 80% of its Assets in bonds. For the purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

JPMorgan Total Return Fund

The JPMorgan Total Return Fund seeks to provide high total return. The Fund has wide latitude to invest in all types of debt securities that the adviser believes have the potential to provide a high total return over time. As part of its principal investment strategy, the Fund may invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, asset-backed, mortgage-related and mortgage-backed securities and structured investments. Mortgage-related and mortgage-backed securities may be structured as adjustable rate mortgage loans, collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities including mortgage TBAs. These securities may be of any maturity.

JPMorgan Treasury & Agency Fund

JPMorgan Treasury & Agency Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes. The Fund’s main investment strategy is to invest in U.S. Treasury and U.S. agency obligations which include U.S. Treasury bills, notes, agency debentures, repurchase agreements and obligations issued or guaranteed by U.S. government agencies and instrumentalities. Under normal circumstances, the Fund will invest at least 80% of its Assets in treasury and agency obligations. For the purpose of this policy, “Assets” means net assets plus the amount of borrowing for investment purposes.

INFLATION MANAGED FUNDS

JPMorgan Inflation Managed Bond Fund

JPMorgan Inflation Managed Bond Fund seeks to maximize inflation protected total return. The Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk. As used in the Fund’s goal, “total return” includes income and capital appreciation. The Fund seeks to hedge this risk by using swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers in combination with its core portfolio of fixed income securities. This strategy is intended to create the equivalent of a portfolio of inflation-protected fixed income securities. Secondarily, the Fund may purchase other invest-

ments including actual inflation-protected securities such as Treasury Inflation Protected Securities. “Inflation Managed” in the Fund’s name does not refer to a type of security in which the Fund invests, but rather describes the Fund’s overall strategy of creating a portfolio of inflation-protected securities. Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. “Assets” means net assets, plus the amount of borrowings for investment purposes.

HIGH YIELD FUNDS

JPMorgan High Yield Fund

JPMorgan High Yield Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan participations and assignments and commitments to purchase loan assignments. Under normal circumstances, the Fund invests at least 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowing for investment purposes.

JPMorgan Floating Rate Income Fund

JPMorgan Floating Rate Income Fund seeks to provide current income with a secondary objective of capital appreciation. The Fund invests mainly in floating rate debt instruments issued by corporations. These investments include leveraged loan assignments and participations (Loans) and commitments to purchase Loans (Unfunded Commitments). Under normal circumstances, the Fund will invest at least 80% of its Assets in floating rate instruments including Loans, convertible securities, corporate bonds, preferred shares and other floating rate debt instruments. Floating rate instruments also include equity securities (or rights to acquire securities) that are structured to pay a floating rate of income and money market investment companies. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund may invest up to 100% of the Fund’s total assets in below investment grade securities or unrated securities that the adviser deems to be of equivalent quality.

EMERGING MARKETS DEBT FUNDS

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Debt Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers. Under normal circumstances, the

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Appendix A — Underlying Funds (continued)

Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. The Fund invests in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may also invest in debt securities issued or guaranteed by foreign corporations and foreign financial institutions.

JPMorgan Emerging Markets Strategic Debt Fund

JPMorgan Emerging Markets Strategic Debt Fund seeks to provide total return. The Fund invests primarily in debt investments that it believes have the potential to provide total return from countries whose economies or bond markets are less developed (emerging markets). The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) uses a flexible asset allocation approach to invest the Fund opportunistically among different emerging market sectors and instruments. Under normal circumstances, the Fund invests at least 80% of its Assets in emerging market debt investments. “Emerging market debt investments” are securities and instruments of issuers located in or tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

JPMorgan Federal Money Market Fund

JPMorgan Federal Money Market Fund aims to provide current income while still preserving capital and maintaining liquidity. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

JPMorgan Liquid Assets Money Market Fund

JPMorgan Liquid Assets Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests in high-quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or Government-Sponsored Enterprises; asset-backed securities; repurchase agreements; and taxable municipal obligations.

JPMorgan Prime Money Market Fund

JPMorgan Prime Money Market Fund seeks current income while seeking to maintain liquidity and a low volatility of principal. The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or Government-Sponsored Enterprises; asset-backed securities; repurchase agreements and taxable municipal obligations.

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Government Money Market Fund seeks high current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities or Government-Sponsored Enterprises and repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund seeks current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements fully collateralized by U.S. Treasury securities.

A more complete description of these underlying funds may be found in their prospectuses. For a free copy of an underlying fund’s prospectus, call 1-800-480-4111 and ask for the prospectus offering shares of the underlying fund. You can also find the same information online at www.jpmorganfunds.com.

136	JPMORGAN SMARTRETIREMENT FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co., 2017. All rights reserved. April 2017. PR-SRR2R3R4R5R6-1116-2

JPMorgan SmartRetirement Blend Funds

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2015 Fund

(All Share Classes)

(each, a series of JPMorgan Trust I)

Supplement dated April 10, 2017

to the Prospectuses, Summary Prospectuses and Statement of Additional Information

dated November 1, 2016, as supplemented

Reorganization of JPMorgan SmartRetirement® Blend 2015 Fund into JPMorgan SmartRetirement® Blend Income Fund

The JPMorgan SmartRetirement Blend 2015 Fund (the “2015 Fund”) has changed its asset allocations over time in accordance with its glide path. Since the 2015 Fund’s target retirement date (2015) has passed, the 2015 Fund has reached the end of its glide path and its strategic target allocations are the same as those of the JPMorgan SmartRetirement Blend Income Fund (the “Income Fund”). As described in the Funds’ prospectus, once the strategic target allocations of the 2015 Fund are substantially the same as those of the Income Fund, the 2015 Fund may be merged into the Income Fund upon the approval of the Board of Trustees. The Board of Trustees has approved the reorganization of the 2015 Fund into the Income Fund (the “Reorganization”). The Reorganization will consist of the transfer of all or substantially all of the 2015 Fund’s assets, subject to its liabilities, to the Income Fund in exchange for Income Fund shares; and (2) the distribution of Income Fund shares to 2015 Fund shareholders in complete liquidation of the 2015 Fund. The Reorganization does not require shareholder approval.

The Board of Trustees, including the Independent Trustees, carefully considered the proposed Reorganization and determined that it is in the best interests of each Fund and would not dilute the interests of either Fund’s shareholders. Among other factors, the Board noted that the investment objectives and main investment strategies of the two Funds are the same in all material respects and that the estimated annual fund operating expense ratios, on both a gross and net fee basis, for the Income Fund immediately following the Reorganization are less than or equal to the current expense ratios for the corresponding classes of the 2015 Fund.

The Reorganization is expected to occur on June 23, 2017, or on such later date as the officers of the Trust determine (the “Closing Date”). Purchases of the 2015 Fund shares will be accepted up to and including the Closing Date. After the close of business on the Closing Date, each 2015 Fund shareholder will become the owner of a number of full and fractional shares of the Income Fund of the same class of shares of the 2015 Fund that they held in the 2015 Fund immediately prior to the Reorganization and will no longer own shares of the 2015 Fund. The number of full and fractional shares of the Income Fund a 2015 Fund shareholder will receive in the Reorganization will be equal in value to the value of such shareholder’s shares in the 2015 Fund as of the close of business of the NYSE (normally 4 p.m. ET), on the Closing Date, on a class-by-class basis. All issued and outstanding shares of the 2015 Fund will simultaneously be canceled on the books of the 2015 Fund. 2015 Fund shareholders who do not wish to own Income Fund shares may: (1) redeem 2015 Fund shares or (2) exchange 2015 Fund shares for shares of another J.P. Morgan Fund prior to the Closing Date by contacting us at 1-800-480-4111.

It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Comparison of the Funds

This section compares certain important aspects of the two Funds. It provides a summary only. For additional information about the Funds, please refer to the Funds’ prospectus and Statement of Additional Information, which are available at www.jpmorganfunds.com and also can be obtained by calling us at 1-800-480-4111.

Investment Objectives and Policies

The investment objective of the 2015 Fund and the Income Fund are currently identical in all material respects. The 2015 Fund’s investment objective is to seek total return with a shift to current income and some capital appreciation over time as the 2015 Fund approaches and passes its target retirement date. Because the 2015 target date has passed, the 2015 Fund has shifted to an objective of seeking current income and some capital appreciation. The Income Fund’s investment objective is to seek current income and some capital appreciation.

The investment strategies of the 2015 Fund and the Income Fund are identical in all material respects. Both Funds are designed to provide exposure to a variety of asset classes through investments in underlying funds, with an

SUP-SRB-417

emphasis on fixed income funds over equity funds and other funds. The 2015 Fund and the Income Fund implement their investment strategies in the same manner. The Funds have the same strategic target allocations, which represents how J.P. Morgan Investment Management, Inc. (the Funds’ adviser) believes the Funds’ investments should be allocated among asset classes over the long term, and the same ability to make tactical changes to its strategic target allocations through a combination of positions in underlying funds and direct investments. In addition, each Fund has the same ability to invest directly in securities and other financial instruments, such as derivatives.

The investment objective for each Fund is fundamental, which means it cannot be changed without the approval of Fund shareholders. The Funds’ fundamental policies (i.e., those investment policies that cannot be changed without the approval of Fund shareholders) are identical in all material respects.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each class of the Funds are identical in all material respects.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures for each class of the Funds are identical in all material respects.

Comparison of Fees and Expenses

The total annual operating expenses on a gross fee basis for the Income Fund are higher than those expenses for the 2015 Fund on a class by class basis for each class of shares. The total annual operating expenses on a net fee basis (after fee waivers and expense reimbursements) for the Income Fund are equal to the expenses for the 2015 Fund on a class by class basis for all classes of shares. Each Fund has Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares. A table comparing the annual operating expenses of the 2015 Fund and Income Fund is set forth below:

	Blend 2015 Fund						Blend Income Fund
	Class A*	Class C*	Class I	R2*	R5	R6	Class A*	Class C*	Class I	R2*	R5	R6
Management Fees[1]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1 Fees)	0.25	0.75	NONE	0.50	NONE	NONE	0.25	0.75	NONE	0.50	NONE	NONE
Other Expenses	2.56	2.56	0.67	2.55	0.46	0.36	2.57	2.60	0.68	2.59	0.50	0.39
Shareholder Service Fees	0.25	0.25	0.25	0.25	0.05	NONE	0.25	0.25	0.25	0.25	0.05	NONE
Remainder of Other Expenses	2.31	2.31	0.42	2.30	0.41	0.36	2.32	2.35	0.43	2.34	0.45	0.39
Acquired Fund (Underlying Fund) Fees and Expenses	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29

Total Annual Fund Operating Expenses	3.35	3.85	1.21	3.59	1.00	0.90	3.36	3.89	1.22	3.63	1.04	0.93
Fee Waivers and Expense Reimbursements[1]	(2.56)	(2.56)	(0.67)	(2.55)	(0.61)	(0.61)	(2.57)	(2.60)	(0.68)	(2.59)	(0.65)	(0.64)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]
Total After Waivers	0.79	1.29	0.54	1.04	0.39	0.29	0.79	1.29	0.54	1.04	0.39	0.29

*	Class A, Class C and Class R2 are not open to the public and are not available for purchase.

1.	The discussion and table above compares the current total annual operating expenses (both gross and net) of each Fund as of June 30, 2016.

As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees. The Funds’ adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed, with respect to the 2015 Fund 0.79%, 1.29%, 0.54%, 1.04%, 0.39% and 0.29% of the average daily net assets of Class A, Class C, Class I, Class R2, Class R5, and Class R6 and, with respect to the Income Fund 0.79%, 1.29%, 0.54%, 1.04%, 0.39% and 0.29% of the average daily net assets of Class A, Class C, Class I, Class R2, Class R5, and Class R6, respectively. These waivers are in effect through 10/31/17 at which time the adviser and/or its affiliates will determine whether to renew or revise them.

The gross expense ratio for each class of the Income Fund immediately following the Reorganization is expected to be less than or equal to that of the respective class of the 2015 Fund immediately prior to the Reorganization. In addition, the Service Providers have contractually agreed to waive their fees and/or reimburse the expenses of the Income Fund, as needed, in order to maintain the total annual fund operating expenses (after fee waivers and expense reimbursements (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) of Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares of the Income Fund immediately following the Reorganization at a level less than or equal to that in effect for the Income Fund in the table above for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively. These contractual fee waivers and/or reimbursements will stay in effect until October 31, 2018. There is no guarantee that such waivers and/or reimbursements will be continued after October 31, 2018. The expenses of the Income Fund’s classes may be higher than disclosed if the expense limitation expires after October 31, 2018.

Additional Tax Information

Following the Reorganization, the amount of the 2015 Fund’s capital loss carry forwards that can be used in any taxable year by the Income Fund, other than the tax year ending immediately after the Reorganization, will be subject to an annual limitation equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of the 2015 Fund at the time of the Reorganization. The tax year ending immediately after the Reorganization is subject to a pro-rated limitation based on the number of days from the merger date to the tax year end. Neither the Income Fund’s nor the 2015 Fund’s capital loss carry forwards are subject to forfeiture.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

Prospectus

JPMorgan SmartRetirement Blend Funds

Class I Shares*

November 1, 2016, as supplemented April 10, 2017

JPMorgan SmartRetirement® Blend Income Fund

Class/Ticker: I/JIJSX

JPMorgan SmartRetirement® Blend 2015 Fund

Class/Ticker: I/JSBEX

JPMorgan SmartRetirement® Blend 2020 Fund

Class/Ticker: I/JSSRX

JPMorgan SmartRetirement® Blend 2025 Fund

Class/Ticker: I/JBSSX

JPMorgan SmartRetirement® Blend 2030 Fund

Class/Ticker: I/JRBEX

JPMorgan SmartRetirement® Blend 2035 Fund

Class/Ticker: I/JPSRX

JPMorgan SmartRetirement® Blend 2040 Fund

Class/Ticker: I/JOBEX

JPMorgan SmartRetirement® Blend 2045 Fund

Class/Ticker: I/JMSSX

JPMorgan SmartRetirement® Blend 2050 Fund

Class/Ticker: I/JNEAX

JPMorgan SmartRetirement® Blend 2055 Fund

Class/Ticker: I/JPTBX

JPMorgan SmartRetirement® Blend 2060 Fund

Class/Ticker: I/JACSX

*	Formerly, Select Class Shares.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan SmartRetirement® Blend Income Fund

Class/Ticker: I/JIJSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks current income and some capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees[1]	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.68
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.43
Acquired Fund (Underlying Fund) Fees and Expenses	0.29

Total Annual Fund Operating Expenses	1.22
Fee Waivers and/or Expense Reimbursements[2]	(0.68)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.54

1	As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.54% of the average daily net assets of Class I Shares. This waiver is in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS I SHARES ($)	55	320	605	1,417

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Blend Income Fund is a “fund of funds” that invests in other J.P. Morgan Funds and exchange traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds), and is generally intended for investors who are retired or about to retire soon. The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, with an emphasis on fixed income funds over equity funds and other funds. “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.

NOVEMBER 1, 2016	1

JPMorgan SmartRetirement® Blend Income Fund (continued)

The Fund’s strategic target allocations among various asset classes and types of underlying funds are anticipated to be as follows as of the date of this prospectus.

Strategic Target Allocations[1]
Fixed Income	52.5%
U.S. Fixed Income	34.5%
Inflation Managed	7.5%
High Yield	7.8%
Emerging Markets Debt	2.8%
Equity	36.0%
U.S. Large Cap Equity	17.5%
U.S. Small/Mid Cap Equity	3.8%
REIT	2.3%
International Equity	9.0%
Emerging Markets Equity	3.5%
Money Market/Cash and Cash Equivalents	10.0%
Money Market/Cash and Cash Equivalents	10.0%
Commodities	1.5%
Commodities	1.5%

1	As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

The table above shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date Retirement Income Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. The Adviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target

allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the table above may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time

In addition to investing in underlying funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Fund’s Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.

Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.

Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the underlying fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Government Securities Risk. Some of the underlying funds invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and

NOVEMBER 1, 2016	3

JPMorgan SmartRetirement® Blend Income Fund (continued)

principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

Inflation-Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS

High Yield Securities and Loan Risk. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that the Fund or an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or

NOVEMBER 1, 2016	5

JPMorgan SmartRetirement® Blend Income Fund (continued)

frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average. The Lipper index is based on the total return of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2013	3.11%
Worst Quarter	3rd quarter, 2015	–2.91%

The Fund’s year-to-date total return through 9/30/16 was 6.28%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (7/2/12)
CLASS I SHARES
Return Before Taxes	(0.96)%	4.18%
Return After Taxes on Distributions	(1.82)	3.23
Return After Taxes on Distributions and Sale of Fund Shares	(0.52)	2.81
S&P TARGET DATE RETIREMENT INCOME INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.07	4.40
LIPPER MIXED-ASSET TARGET TODAY FUNDS AVERAGE[1]
(Reflects No Deduction for Taxes)	(1.60)	3.04

[1]	The Fund commenced operations on 7/2/12. Performance for the benchmark is for 7/31/12.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	7

JPMorgan SmartRetirement® Blend 2015 Fund

Class/Ticker: I/JSBEX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees[1]	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.67
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.42
Acquired Fund (Underlying Fund) Fees and Expenses	0.29

Total Annual Fund Operating Expenses	1.21
Fee Waivers and/or Expense Reimbursements[2]	(0.67)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.54

1	As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.54% of the average daily net assets of Class I Shares. This waiver is in effect through 10/31/17 at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS I SHARES ($)	55	318	600	1,407

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Blend 2015 Fund is a “fund of funds” that invests in other J.P. Morgan Funds and exchange traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and are generally intended for investors expecting to retire around the year 2015 (the target retirement year). “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser), uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.

The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes and types of underlying funds generally become more conservative as it nears the target retirement year (i.e., more emphasis on fixed income funds and less on equity funds). The table accompanying the chart is simply the glide path in tabular form.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Strategic Target Allocations[1]
Years to Target Retirement Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Fixed Income Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

NOVEMBER 1, 2016	9

JPMorgan SmartRetirement® Blend 2015 Fund (continued)

The glide path shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2015 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Blend Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in underlying funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Fund’s Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS

tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the underlying fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Government Securities Risk. Some of the underlying funds invests in securities issued or guaranteed by the U.S. government

NOVEMBER 1, 2016	11

JPMorgan SmartRetirement® Blend 2015 Fund (continued)

or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Underlying funds that invest in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS

markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Inflation-Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that the Fund or an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

NOVEMBER 1, 2016	13

JPMorgan SmartRetirement® Blend 2015 Fund (continued)

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2013	3.87%
Worst Quarter	3rd quarter, 2015	–2.98%

The Fund’s year-to-date total return through 9/30/16 was 6.19%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (7/2/12)
CLASS I SHARES
Return Before Taxes	(0.87)%	5.28%
Return After Taxes on Distributions	(1.73)	4.28
Return After Taxes on Distributions and Sale of Fund Shares	(0.48)	3.63
S&P TARGET DATE 2015 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.09	6.65
LIPPER MIXED-ASSET TARGET 2015 FUNDS INDEX[1]
(Reflects No Deduction for Taxes)	(0.86)	5.29

[1]	The Fund commenced operations on 7/2/12. Performance for the benchmark is for 7/31/12.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	15

JPMorgan SmartRetirement® Blend 2020 Fund

Class/Ticker: I/JSSRX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees[1]	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.49
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.24
Acquired Fund (Underlying Fund) Fees and Expenses	0.27

Total Annual Fund Operating Expenses	1.01
Fee Waivers and/or Expense Reimbursements[2]	(0.47)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.54

1	As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.54% of the average daily net assets of Class I Shares. This waiver is in effect through 10/31/17, at which time the adviser or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS I SHARES ($)	55	275	512	1,194

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Blend 2020 Fund is a “fund of funds” that invests in other J.P. Morgan Funds and exchange traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and are generally intended for investors expecting to retire around the year 2020 (the target retirement year). “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser), uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.

The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes and types of underlying funds generally become more conservative as it nears the target retirement year (i.e., more emphasis on fixed income funds and less on equity funds). The table accompanying the chart is simply the glide path in tabular form.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Strategic Target Allocations[1]
Years to Target Retirement Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Fixed Income Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Note: Above allocations may not sum up to 100% due to rounding.

1	As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

NOVEMBER 1, 2016	17

JPMorgan SmartRetirement® Blend 2020 Fund (continued)

The glide path shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2020 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Blend Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in underlying funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Fund’s Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS

over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.

Equity Securities Risk. Investments in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the underlying fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Government Securities Risk. Some of the underlying funds invests in securities issued or guaranteed by the U.S. government or its

NOVEMBER 1, 2016	19

JPMorgan SmartRetirement® Blend 2020 Fund (continued)

agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Underlying funds that invest in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that the Fund or an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined

NOVEMBER 1, 2016	21

JPMorgan SmartRetirement® Blend 2020 Fund (continued)

by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2013	4.85%
Worst Quarter	3rd quarter, 2015	–4.11%

The Fund’s year-to-date total return through 9/30/16 was 6.99%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (7/2/12)
CLASS I SHARES
Return Before Taxes	(0.90)%	6.66%
Return After Taxes on Distributions	(1.81)	5.68
Return After Taxes on Distributions and Sale of Fund Shares	(0.49)	4.72
S&P TARGET DATE 2020 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.06	7.57
LIPPER MIXED-ASSET TARGET 2020 FUNDS INDEX[1]
(Reflects No Deduction for Taxes)	(0.99)	6.30

[1]	The Fund commenced operations on 7/2/12. Performance for the benchmark is for 7/31/12.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS

JPMorgan SmartRetirement® Blend 2025 Fund

Class/Ticker: I/JBSSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees[1]	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.52
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.27
Acquired Fund (Underlying Fund) Fees and Expenses	0.27

Total Annual Fund Operating Expenses	1.04
Fee Waivers and/or Expense Reimbursements[2]	(0.50)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.54

1	As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.54% of the average daily net assets of Class I Shares. This waiver is in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS I SHARES ($)	55	281	525	1,226

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Blend 2025 Fund is a “fund of funds” that invests in other J.P. Morgan Funds and exchange traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and are generally intended for investors expecting to retire around the year 2025 (the target retirement year). “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser), uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.

The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes and types of underlying funds generally become more conservative as it nears the target retirement year (i.e., more emphasis on fixed income funds and less on equity funds). The table accompanying the chart is simply the glide path in tabular form.

NOVEMBER 1, 2016	23

JPMorgan SmartRetirement® Blend 2025 Fund (continued)

Strategic Target Allocations[1]
Years to Target Retirement Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Fixed Income Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS

The glide path shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2025 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Blend Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in underlying funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Fund’s Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the

NOVEMBER 1, 2016	25

JPMorgan SmartRetirement® Blend 2025 Fund (continued)

Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.

Equity Securities Risk. Investments in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the underlying fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Government Securities Risk. Some of the underlying funds invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS

will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse

NOVEMBER 1, 2016	27

JPMorgan SmartRetirement® Blend 2025 Fund (continued)

changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the

Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the S&P Target Date 2025 Index and the Lipper Mixed-Asset

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Target 2025 Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2013	5.56%
Worst Quarter	3rd quarter, 2015	–4.82%

The Fund’s year-to-date total return through 9/30/16 was 7.11%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (7/2/12)
CLASS I SHARES
Return Before Taxes	(0.97)%	7.60%
Return After Taxes on Distributions	(1.85)	6.63
Return After Taxes on Distributions and Sale of Fund Shares	(0.53)	5.47
S&P TARGET DATE 2025 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.00)[2]	8.30
LIPPER MIXED-ASSET TARGET 2025 FUNDS INDEX[1]
(Reflects No Deduction for Taxes)	(1.06)	7.38

[1]	The Fund commenced operations on 7/2/12. Performance for the benchmark is for 7/31/12.

[2]	Amount rounds to less than 0.005%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	29

JPMorgan SmartRetirement® Blend 2030 Fund

Class/Ticker: I/JRBEX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees[1]	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.51
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.26
Acquired Fund (Underlying Fund) Fees and Expenses	0.27

Total Annual Fund Operating Expenses	1.03
Fee Waivers and/or Expense Reimbursements[2]	(0.49)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.54

1	As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.54% of the average daily net assets of Class I Shares. This waiver is in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS I SHARES ($)	55	279	521	1,215

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Blend 2030 Fund is a “fund of funds” that invests in other J.P. Morgan Funds and exchange traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and are generally intended for investors expecting to retire around the year 2030 (the target retirement year). “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser), uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.

The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes and types of underlying funds generally become more conservative as it nears the target retirement year (i.e., more emphasis on fixed income funds and less on equity funds). The table accompanying the chart is simply the glide path in tabular form.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Strategic Target Allocations[1]
Years to Target Retirement Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Fixed Income Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

NOVEMBER 1, 2016	31

JPMorgan SmartRetirement® Blend 2030 Fund (continued)

The glide path shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2030 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Blend Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in underlying funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Fund’s Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.

Equity Securities Risk. Investments in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the underlying fund’s securities goes down, the Fund’s investment in the underlying fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Underlying funds that invest in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.”

Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the underlying

NOVEMBER 1, 2016	33

JPMorgan SmartRetirement® Blend 2030 Fund (continued)

fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Government Securities Risk. Some of the underlying funds invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk,

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS

fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to

NOVEMBER 1, 2016	35

JPMorgan SmartRetirement® Blend 2030 Fund (continued)

the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2013	6.23%
Worst Quarter	3rd quarter, 2015	–5.63%

The Fund’s year-to-date total return through 9/30/16 was 7.22%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (7/2/12)
CLASS I SHARES
Return Before Taxes	(1.09)%	8.36%
Return After Taxes on Distributions	(1.95)	7.42
Return After Taxes on Distributions and Sale of Fund Shares	(0.60)	6.09
S&P TARGET DATE 2030 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.05)	9.01
LIPPER MIXED-ASSET TARGET 2030 FUNDS INDEX[1]
(Reflects No Deduction for Taxes)	(1.37)	8.19

[1]	The Fund commenced operations on 7/2/12. Performance for the benchmark is for 7/31/12.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS

JPMorgan SmartRetirement® Blend 2035 Fund

Class/Ticker: I/JPSRX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees[1]	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.59
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.34
Acquired Fund (Underlying Fund) Fees and Expenses	0.27

Total Annual Fund Operating Expenses	1.11
Fee Waivers and/or Expense Reimbursements[2]	(0.57)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.54

1	As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.54% of the average daily net assets of Class I Shares. This waiver is in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS I SHARES ($)	55	296	556	1,301

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Blend 2035 Fund is a “fund of funds” that invests in other J.P. Morgan Funds and exchange traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and are generally intended for investors expecting to retire around the year 2035 (the target retirement year). “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser), uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.

The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes and types of underlying funds generally become more conservative as it nears the target retirement year (i.e., more emphasis on fixed income funds and less on equity funds). The table accompanying the chart is simply the glide path in tabular form.

NOVEMBER 1, 2016	37

JPMorgan SmartRetirement® Blend 2035 Fund (continued)

Strategic Target Allocations[1]
Years to Target Retirement Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Fixed Income Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS

The glide path shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2035 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Blend Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in underlying funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Fund’s Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the

NOVEMBER 1, 2016	39

JPMorgan SmartRetirement® Blend 2035 Fund (continued)

Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.

Equity Securities Risk. Investments in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the underlying fund’s securities goes down, the Fund’s investment in the underlying fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Underlying funds that invest in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the underlying

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS

fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Government Securities Risk. Some of the underlying funds invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk,

NOVEMBER 1, 2016	41

JPMorgan SmartRetirement® Blend 2035 Fund (continued)

fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the S&P Target Date 2035 Index and the Lipper Mixed-Asset

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Target 2035 Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2013	6.75%
Worst Quarter	3rd quarter, 2015	–6.23%

The Fund’s year-to-date total return through 9/30/16 was 7.38%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (7/2/12)
CLASS I SHARES
Return Before Taxes	(1.21)%	8.97%
Return After Taxes on Distributions	(2.06)	8.06
Return After Taxes on Distributions and Sale of Fund Shares	(0.67)	6.59
S&P TARGET DATE 2035 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.10)	9.57
LIPPER MIXED-ASSET TARGET 2035 FUNDS INDEX[1]
(Reflects No Deduction for Taxes)	(1.31)	8.99

[1]	The Fund commenced operations on 7/2/12. Performance for the benchmark is for 7/31/12.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	43

JPMorgan SmartRetirement® Blend 2040 Fund

Class/Ticker: I/JOBEX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees[1]	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.58
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.33
Acquired Fund (Underlying Fund) Fees and Expenses	0.27

Total Annual Fund Operating Expenses	1.10
Fee Waivers and/or Expense Reimbursements[2]	(0.56)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.54

1	As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.54% of the average daily net assets of Class I Shares. This waiver is in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS I SHARES ($)	55	294	552	1,290

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Blend 2040 Fund is a “fund of funds” that invests in other J.P. Morgan Funds and exchange traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and are generally intended for investors expecting to retire around the year 2040 (the target retirement year). “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser), uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.

The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes and types of underlying funds generally become more conservative as it nears the target retirement year (i.e., more emphasis on fixed income funds and less on equity funds). The table accompanying the chart is simply the glide path in tabular form.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Strategic Target Allocations[1]
Years to Target Retirement Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Fixed Income Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

NOVEMBER 1, 2016	45

JPMorgan SmartRetirement® Blend 2040 Fund (continued)

The glide path shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2040 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Blend Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in underlying funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Fund’s Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS

change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.

Equity Securities Risk. Investments in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the underlying fund’s securities goes down, the Fund’s investment in the underlying fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Underlying funds that invest in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make

NOVEMBER 1, 2016	47

JPMorgan SmartRetirement® Blend 2040 Fund (continued)

payments when due or default completely. Prices of the underlying fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Government Securities Risk. Some of the underlying funds invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk,

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS

fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to

NOVEMBER 1, 2016	49

JPMorgan SmartRetirement® Blend 2040 Fund (continued)

the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2013	7.03%
Worst Quarter	3rd quarter, 2015	–6.83%

The Fund’s year-to-date total return through 9/30/16 was 7.50%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (7/2/12)
CLASS I SHARES
Return Before Taxes	(1.42)%	9.24%
Return After Taxes on Distributions	(2.26)	8.34
Return After Taxes on Distributions and Sale of Fund Shares	(0.78)	6.81
S&P TARGET DATE 2040 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.15)	9.98
LIPPER MIXED-ASSET TARGET 2040 FUNDS INDEX[1]
(Reflects No Deduction for Taxes)	(1.74)	9.08

[1]	The Fund commenced operations on 7/2/12. Performance for the benchmark is for 7/31/12.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS

JPMorgan SmartRetirement® Blend 2045 Fund

Class/Ticker: I/JMSSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees[1]	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.75
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.50
Acquired Fund (Underlying Fund) Fees and Expenses	0.27

Total Annual Fund Operating Expenses	1.27
Fee Waivers and/or Expense Reimbursements[2]	(0.73)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.54

1	As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.54% of the average daily net assets of Class I Shares. This waiver is in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS I SHARES ($)	55	331	627	1,470

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Blend 2045 Fund is a “fund of funds” that invests in other J.P. Morgan Funds and exchange traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and are generally intended for investors expecting to retire around the year 2045 (the target retirement year). “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser), uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.

The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes and types of underlying funds generally become more conservative as it nears the target retirement year (i.e., more emphasis on fixed income funds and less on equity funds). The table accompanying the chart is simply the glide path in tabular form.

NOVEMBER 1, 2016	51

JPMorgan SmartRetirement® Blend 2045 Fund (continued)

Strategic Target Allocations[1]
Years to Target Retirement Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Fixed Income Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS

The glide path shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2045 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Blend Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in underlying funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Fund’s Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may

NOVEMBER 1, 2016	53

JPMorgan SmartRetirement® Blend 2045 Fund (continued)

change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.

Equity Securities Risk. Investments in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the underlying

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS

fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Government Securities Risk. Some of the underlying funds invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk,

NOVEMBER 1, 2016	55

JPMorgan SmartRetirement® Blend 2045 Fund (continued)

fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS

the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling

1-800-480-4111.

Best Quarter	4th quarter, 2013	7.10%
Worst Quarter	3rd quarter, 2015	–6.76%

The Fund’s year-to-date total return through 9/30/16 was 7.52%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (7/2/12)
CLASS I SHARES
Return Before Taxes	(1.34)%	9.22%
Return After Taxes on Distributions	(2.18)	8.28
Return After Taxes on Distributions and Sale of Fund Shares	(0.73)	6.77
S&P TARGET DATE 2045 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.21)	9.37
LIPPER MIXED-ASSET TARGET 2045 FUNDS INDEX[1]
(Reflects No Deduction for Taxes)	(1.51)	9.52

[1]	The Fund commenced operations on 7/2/12. Performance for the benchmark is for 7/31/12.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	57

JPMorgan SmartRetirement® Blend 2050 Fund

Class/Ticker: I/JNEAX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees[1]	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.88
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.63
Acquired Fund (Underlying Fund) Fees and Expenses	0.28

Total Annual Fund Operating Expenses	1.41
Fee Waivers and/or Expense Reimbursements[2]	(0.87)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.54

1	As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund) and (2) Acquired Fund Fees and Expenses incurred by an underlying fund exceed 0.54% of the average daily net assets of Class I Shares. This waiver is in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS I SHARES ($)	55	360	688	1,616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Blend 2050 Fund is a “fund of funds” that invests in other J.P. Morgan Funds and exchange traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and are generally intended for investors expecting to retire around the year 2050 (the target retirement year). “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser), uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.

The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes and types of underlying funds generally become more conservative as it nears the target retirement year (i.e., more emphasis on fixed income funds and less on equity funds). The table accompanying the chart is simply the glide path in tabular form.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Strategic Target Allocations[1]
Years to Target Retirement Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Fixed Income Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Note: Above allocations may not sum up to 100% due to rounding.

1	As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

NOVEMBER 1, 2016	59

JPMorgan SmartRetirement® Blend 2050 Fund (continued)

The glide path shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2050 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/-20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Blend Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in underlying funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Fund’s Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS

change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.

Equity Securities Risk. Investments in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value such securities goes down, the Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the underlying

NOVEMBER 1, 2016	61

JPMorgan SmartRetirement® Blend 2050 Fund (continued)

fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Government Securities Risk. Some of the underlying funds invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk,

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS

fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to

NOVEMBER 1, 2016	63

JPMorgan SmartRetirement® Blend 2050 Fund (continued)

the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2013	7.02%
Worst Quarter	3rd quarter, 2015	–6.77%

The Fund’s year-to-date total return through 9/30/16 was 7.56%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (7/2/12)
CLASS I SHARES
Return Before Taxes	(1.38)%	9.23%
Return After Taxes on Distributions	(2.22)	8.28
Return After Taxes on Distributions and Sale of Fund Shares	(0.75)	6.78
S&P TARGET DATE 2050 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.22)	10.62
LIPPER MIXED-ASSET TARGET 2050 FUNDS INDEX[1]
(Reflects No Deduction for Taxes)	(1.69)	9.20

[1]	The Fund commenced operations on 7/2/12. Performance for the benchmark is for 7/31/12.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS

JPMorgan SmartRetirement® Blend 2055 Fund

Class/Ticker: I/JPTBX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees[1]	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	1.36
Shareholder Service Fees	0.25
Remainder of Other Expenses	1.11
Acquired Fund (Underlying Fund) Fees and Expenses	0.28

Total Annual Fund Operating Expenses	1.89
Fee Waivers and/or Expense Reimbursements[2]	(1.35)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements [2]	0.54

1	As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.54% of the average daily net assets of Class I Shares. This waiver is in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS I SHARES ($)	55	462	895	2,101

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Blend 2055 Fund is a “fund of funds” that invests in other J.P. Morgan Funds and exchange traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and are generally intended for investors expecting to retire around the year 2055 (the target retirement year). “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser), uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.

The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes and types of underlying funds generally become more conservative as it nears the target retirement year (i.e., more emphasis on fixed income funds and less on equity funds). The table accompanying the chart is simply the glide path in tabular form.

NOVEMBER 1, 2016	65

JPMorgan SmartRetirement® Blend 2055 Fund (continued)

Strategic Target Allocations[1]
Years to Target Retirement Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Fixed Income Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS

The glide path shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2055 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Blend Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in underlying funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Funds’ Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may

NOVEMBER 1, 2016	67

JPMorgan SmartRetirement® Blend 2055 Fund (continued)

change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.

Equity Securities Risk. Investments in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment in the underlying fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the underlying

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS

fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Government Securities Risk. Some of the underlying funds invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk,

NOVEMBER 1, 2016	69

JPMorgan SmartRetirement® Blend 2055 Fund (continued)

fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS

the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055+ Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2013	6.92%
Worst Quarter	3rd quarter, 2015	–6.68%

The Fund’s year-to-date total return through 9/30/16 was 7.67%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (7/2/12)
CLASS I SHARES
Return Before Taxes	(1.30)%	9.12%
Return After Taxes on Distributions	(2.12)	8.01
Return After Taxes on Distributions and Sale of Fund Shares	(0.72)	6.60
S&P TARGET DATE 2055 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.29)	10.85
LIPPER MIXED-ASSET TARGET 2055+ FUNDS INDEX[1]
(Reflects No Deduction for Taxes)	(1.59)	10.00

[1]	The Fund commenced operations on 7/2/12. Performance for the benchmark is for 7/31/12.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	71

JPMorgan SmartRetirement® Blend 2060 Fund

Class/Ticker: I/JACSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	17.70
Shareholder Service Fees	0.25
Remainder of Other Expenses[1]	17.45
Acquired Fund (Underlying Fund) Fees and Expenses[1]	0.27

Total Annual Fund Operating Expenses	18.22
Fee Waivers and/or Expense Reimbursements[2]	(17.68)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements [2]	0.54

1	“Remainder of Other Expenses” and “Acquired Fund (Underlying Funds) Fees and Expenses” are based on the Fund’s most recent semi-annual period ended December 31, 2016.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.54% of the average daily net assets of Class I Shares. This waiver is in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS I SHARES ($)	55	3,375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund commenced operation on August 31, 2016. Therefore, there is no portfolio turnover rate for the Fund to report at this time.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Blend 2060 Fund is a “fund of funds” that invests in other J.P. Morgan Funds and exchange-traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and are generally intended for investors expecting to retire around the year 2060 (the target retirement year). “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser), uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.

The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS

and types of underlying funds generally become more conservative as it nears the target retirement year (i.e., more emphasis on fixed income funds and less on equity funds). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Retirement Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	86.0%	86.0%	86.0%	86.0%	79.0%	72.0%	62.0%	52.0%	36.0%	36.0%	36.0%
U.S. Large Cap Equity Funds	41.5%	41.5%	41.5%	41.5%	38.2%	34.9%	30.2%	25.4%	17.5%	17.5%	17.5%
U.S. Small Cap Equity Funds	9.5%	9.5%	9.5%	9.5%	8.8%	8.1%	6.9%	5.6%	3.8%	3.8%	3.8%
REIT Funds	5.3%	5.3%	5.3%	5.3%	4.8%	4.3%	3.8%	3.3%	2.3%	2.3%	2.3%
International Equity Funds	21.5%	21.5%	21.5%	21.5%	19.8%	18.0%	15.5%	13.0%	9.0%	9.0%	9.0%
Emerging Markets Equity Funds	8.3%	8.3%	8.3%	8.3%	7.5%	6.8%	5.8%	4.8%	3.5%	3.5%	3.5%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	1.5%	1.5%	1.5%
Fixed Income	14.0%	14.0%	14.0%	14.0%	21.0%	28.0%	38.0%	47.5%	52.5%	52.5%	52.5%
U.S. Fixed Income Funds	9.5%	9.5%	9.5%	9.5%	16.0%	22.5%	31.8%	36.5%	34.5%	34.5%	34.5%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Fixed Income Funds	3.0%	3.0%	3.0%	3.0%	3.3%	3.5%	4.0%	5.5%	7.8%	7.8%	7.8%
Emerging Markets Debt Funds	1.5%	1.5%	1.5%	1.5%	1.8%	2.0%	2.3%	2.5%	2.8%	2.8%	2.8%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%
Money Market Funds/Cash and Cash Alternatives	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	10.0%	10.0%	10.0%

Note: Above allocations may not sum up to 100% due to rounding.

1	As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

NOVEMBER 1, 2016	73

JPMorgan SmartRetirement® Blend 2060 Fund (continued)

The glide path shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2060+ Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities and Developed International Equities. The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for equity and fixed income, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations by the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Blend Income Fund at the discretion of the Fund’s Board of Trustees.

In addition to investing in underlying funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Funds’ Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS

change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investment in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.

Equity Securities Risk. Investments in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment in the underlying fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the underlying fund or in the

Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risks. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Industry and Sector Focus Risk. At times the underlying funds and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying funds and the Fund increase the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to

NOVEMBER 1, 2016	75

JPMorgan SmartRetirement® Blend 2060 Fund (continued)

greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the underlying fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Government Securities Risk. Some of the underlying funds invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risks. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. An underlying fund will not have direct recourse against the issuer of a loan participation. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities,

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS

resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on August 31, 2016, and therefore has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the

NOVEMBER 1, 2016	77

JPMorgan SmartRetirement® Blend 2060 Fund (continued)

performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2016	Managing Director
Anne Lester	2016	Managing Director
Daniel Oldroyd	2016	Managing Director
Michael Schoenhaut	2016	Managing Director
Eric J. Bernbaum	2016	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS

More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust I (the Trust) and is managed by JPMIM. The underlying funds that are J.P. Morgan Funds are managed by JPMIM. As a result, the Adviser is considered a control affiliate and the underlying J.P. Morgan Funds advised by JPMIM are in the same group of investment companies. In the future, certain underlying J.P. Morgan Funds may be advised or sub-advised by affiliates of JPMIM, such as Security Capital Research & Management Incorporated (SCR&M) or JF International Management Inc. (JFIMI). For more information about the Funds and JPMIM, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The mutual funds described in this prospectus are “Funds of Funds.” Each Fund’s investment strategy is to invest in a diversified group of other mutual funds within the same group of investment companies (i.e., J.P. Morgan Funds) and exchange traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds). ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. A passively managed or index ETF seeks to track the performance of a particular market index. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Ordinarily, a Fund’s investments in a single ETF is limited to 5% of its total assets and in all ETFs to 10% of its total assets. The Securities and Exchange Commission (SEC) has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations, subject to certain conditions. The Fund intends to invest in ETFs that have received such exemptive orders and may invest any amount of its total assets in a single ETF or in multiple ETFs. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940, as amended (1940 Act), are not subject to these percentage limitations although ordinarily the Fund will limit its investments to no more than 10% of its total assets in a single ETF that is not a registered fund.

The Funds are designed to provide exposure to a variety of asset classes including U.S. large cap, mid cap, and small cap equities, REITs, international and emerging markets equities, U.S. fixed income securities, emerging markets debt securities, high yield, commodities and money market instruments. The Funds attempt to take advantage of the most attractive types of investments by focusing on securities that the Adviser believes would outperform the Funds’ benchmarks and peer group over the long term. Exposure and diversification to such asset classes is achieved by investing in the underlying funds as well as by investing directly in securities and other financial instruments, including derivatives.

In connection with their main investment strategies, the Funds may use futures including exchange traded futures. The Funds are also permitted to use other derivatives such as options, swaps and exchange traded notes (ETNs). Under certain market conditions, the use of derivatives could be significant. For example, the Adviser may increase the usage of derivatives to “equitize” inflows or outflows of cash received into or paid out of the Fund, to invest in eligible asset classes with greater efficiency than investments in underlying funds, or under other conditions in which the Adviser determines that the increased use of derivatives may be beneficial to the Fund, including managing duration or implementing overweights or underweights to particular markets or sectors based on, among other things, its current market outlook or specific market events. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees.

JPMIM may hire affiliated and/or unaffiliated sub-advisers to manage any of the asset classes described under each Fund’s “What are the Fund’s main investment strategies?” section in the “Risk/Return Summary”. When using sub-advisers to manage each Fund’s assets, the Adviser, subject to certain conditions and oversight by the Funds’ Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval. Each Fund will notify shareholders of changes to sub-advisers. Please see “The Adviser, Sub-Advisers, Administrator and Distributor” on page 105 for more details.

All of the JPMorgan SmartRetirement Blend Funds, except the JPMorgan SmartRetirement Blend Income Fund (the Target Date Funds), are designed for investors who expect to retire near the applicable target retirement date (for example, 2015 for the JPMorgan SmartRetirement Blend 2015 Fund). The JPMorgan SmartRetirement Blend Income Fund is designed for investors who are retired or expect to retire soon.

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More About the Funds (continued)

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. Each Fund’s investment objective is fundamental, although over time, each Target Date Fund’s investment objective migrates from seeking total return to seeking current income and some capital appreciation as the Target Date Fund approaches its target date. All other fundamental policies are specifically identified in the Statement of Additional Information.

Glide Path. JPMIM uses a strategic asset allocation strategy for each of the Target Date Funds that changes over time as a Fund approaches its target retirement date. This is known as the “glide path.” As a Fund approaches its target retirement date, each Target Date Fund’s investment objective migrates from seeking total return to current income. It is intended that each Fund’s strategic target allocations will approximate that of the JPMorgan SmartRetirement Blend Income Fund by the end of the target retirement date. Once a Target Date Fund’s strategic target allocations are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Target Date Fund may, but is not required to, combine with the JPMorgan SmartRetirement Blend Income Fund upon approval of the Board of Trustees of the Trust. The Target Date Funds are “to” funds rather than “through” funds.

WHAT IS THE DIFFERENCE BETWEEN A “THROUGH” AND “TO” TARGET DATE FUND?
A “through” target date fund has a longer glide path that goes beyond the retirement year. “Through” funds are designed for investors with longer investment horizons that go 10 to 20 years past their retirement age. These funds are more aggressive in their strategic target allocations to equities at retirement than “to” funds, and become more conservative over a longer period of time after retirement. A “to” target date fund generally treats the target date as the end point of the glide path. These funds generally reach their most conservative strategic target allocations close to the target retirement date. The Target Date Funds are “to” target date funds and are designed for investors who are seeking current income and some capital appreciation rather than continuing to seek total return on their retirement date.

Strategic Target Allocations. The table below represents the strategic target allocations for each Fund as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the Fund’s benchmarks and peer group over the long term (i.e., over multiple year periods). The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives. For example, the Adviser may over-weight or under-weight a strategic target allocation to take advantage of a particular investment opportunity it believes is present in the shorter-term based on, among other things, its current market outlook or specific market events, and the Adviser will review regularly its tactical allocations to determine whether to maintain such positions.

The Adviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations as shown in the table below may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund and JPMorgan SmartRetirement Blend 2020 Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes, while the other JPMorgan SmartRetirement Blend Funds may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income and equity, +/- 20% for money market/cash and cash equivalents, and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the table below. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

In allocating a Fund’s assets between actively-managed underlying funds and underlying funds that are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in efficient markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS

asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. Generally, the amount of each Fund’s assets allocated to index funds will decrease the closer a Fund is to its target date with the JPMorgan SmartRetirement

Blend Income Fund allocating approximately 45% of its assets to index funds and the JPMorgan SmartRetirement Blend 2060 Fund allocating approximately 75% of its assets to index funds. These percentages are estimates only and the Adviser may allocate more or less to index funds in its discretion.

Strategic Target Allocations[1]
Allocation Ranges (%)	Income Fund Target	2015 Fund Target	2020 Fund Target	2025 Fund Target	2030 Fund Target	2035 Fund Target	2040 Fund Target	2045 Fund Target	2050 Fund Target	2055 Fund Target	2060 Fund Target
Equity	36.0%	36.0%	52.0%	62.0%	72.0%	79.0%	86.0%	86.0%	86.0%	86.0%	86.0%
U.S. Large Cap Equity	17.5%	17.5%	25.4%	30.2%	34.9%	38.2%	41.5%	41.5%	41.5%	41.5%	41.5%
U.S. Small/Mid Cap Equity	3.8%	3.8%	5.6%	6.9%	8.1%	8.8%	9.5%	9.5%	9.5%	9.5%	9.5%
REIT	2.3%	2.3%	3.3%	3.8%	4.3%	4.8%	5.3%	5.3%	5.3%	5.3%	5.3%
International Equity	9.0%	9.0%	13.0%	15.5%	18.0%	19.8%	21.5%	21.5%	21.5%	21.5%	21.5%
Emerging Markets Equity	3.5%	3.5%	4.8%	5.8%	6.8%	7.5%	8.3%	8.3%	8.3%	8.3%	8.3%

Commodities	1.5%	1.5%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities	1.5%	1.5%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Fixed Income	52.5%	52.5%	47.5%	38.0%	28.0%	21.0%	14.0%	14.0%	14.0%	14.0%	14.0%
U.S. Fixed Income Funds	34.5%	34.5%	36.5%	31.8%	22.5%	16.0%	9.5%	9.5%	9.5%	9.5%	9.5%
Inflation Managed Funds	7.5%	7.5%	3.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
High Yield Fixed Income Funds	7.8%	7.8%	5.5%	4.0%	3.5%	3.3%	3.0%	3.0%	3.0%	3.0%	3.0%
Emerging Markets Debt Funds	2.8%	2.8%	2.5%	2.3%	2.0%	1.8%	1.5%	1.5%	1.5%	1.5%	1.5%

Money Market/Cash and Cash Equivalents	10.0%	10.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Money Market/Cash and Cash Equivalents	10.0%	10.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Note:	Above allocations may not sum up to 100% due to rounding.

1	As of the date of this prospectus, each Fund utilizes underlying funds to implement its strategic target allocations although each Fund has flexibility to also utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

Direct Investments in Securities and Financial Instruments.

The JPMorgan SmartRetirement Blend Funds invest in J.P. Morgan Funds, unaffiliated ETFs and cash and cash equivalents. The Funds, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, may also invest directly in securities, including exchange traded notes (ETNs), and other financial instruments, such as futures, swaps and other derivatives, in lieu of the underlying funds to gain exposure to, or to overweight or underweight allocations among, various sectors and markets. While not part of their principal investment strategies, the JPMorgan SmartRetirement Blend Funds may also use futures and other derivatives for interest rate risk management to adjust the duration position of a JPMorgan SmartRetirement Blend Fund.

Please note that the Funds also may use strategies that are not described in this section, but which are described in the “Investment Practices” section in the Statement of Additional Information.

INVESTMENT RISKS

The JPMorgan SmartRetirement Blend Funds invest in a variety of other J.P. Morgan Funds and unaffiliated ETFs. The J.P. Morgan Funds and ETFs in which the Funds may invest are referred to in this prospectus as the “underlying funds.” The main risks associated with investing in the JPMorgan SmartRetirement Blend Funds are summarized in the “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the risks associated with JPMorgan SmartRetirement Blend Funds and the underlying funds are described below. The degree to which these risks apply to a JPMorgan SmartRetirement Blend Fund will vary according to its point along the glide path and its use of tactical allocations and each may be considered a main risk of such Fund over the course of time. Risks that are not expected to be main risks of the JPMorgan SmartRetirement Blend Funds are described under “Additional Risks.”

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More About the Funds (continued)

Main Risks

Investment Risk. JPMorgan SmartRetirement Blend Funds are subject to investment risk, including stock and fixed income market risk. These markets may be volatile causing a Fund’s share price to drop and an investor to lose money. The Target Date Funds become more conservative over time meaning they allocate more of their assets to fixed income investments than equity investments as they near the target retirement date. Despite the more conservative allocation, the Target Date Funds and JPMorgan SmartRetirement Blend Income Fund will continue to be exposed to market risk, including stock market risk and the share price of a Fund may decline even after a Fund’s allocation is at its most conservative. In determining whether to invest in a JPMorgan SmartRetirement Blend Fund, investors should consider their estimated retirement date, retirement needs and expectations, and risk tolerance.

JPMorgan SmartRetirement Blend Funds are not a complete retirement program and there is no guarantee that the Funds will provide sufficient retirement income to an investor.

1.	Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so.

2.	You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance when choosing a Target Date Fund.

3.	Target Date Funds are not a complete retirement program and there is no guarantee that any of the Funds will provide sufficient retirement income, and you may lose money before or after retirement.

4.	Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in a Target Date Fund periodically.

5.	If you need help making an investment decision, you should consult a financial advisor.

Investments in Mutual Funds and ETFs Risk. Each JPMorgan SmartRetirement Blend Fund invests in underlying J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so each Fund’s performance is directly related to the performance of the underlying funds. Each Fund’s net asset value will change with the value of the underlying funds and changes in the markets where the underlying funds invest. Because the Funds’ Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, investments in a Fund benefit the Adviser and/or its affiliates. In addition, a Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. In addition, the underlying funds may include equity index funds that replicate the holdings on an index that hold the common stock of JPMorgan Chase & Co., the indirect parent of the Adviser.

In addition to investing in underlying J.P. Morgan Funds, the Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount). Shareholders will indirectly bear the expenses charged by the underlying J.P. Morgan Funds and ETFs.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. A Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Derivatives Risk. The underlying funds and the Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s or underlying fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund or underlying fund, and the cost of such strategies may reduce the Fund’s or underlying fund’s returns. Derivatives also expose the Fund and underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligation), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, the Fund or underlying fund may use derivatives for non-hedging purposes, which increases the Fund’s or underlying fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund or underlying fund may be

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS

more volatile than if the Fund or underlying fund had not been leveraged because the leverage tends to exaggerate any effect on the value of a Fund’s or underlying fund’s portfolio securities. Registered investment companies such as the underlying funds are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s or underlying fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund or underlying fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s or underlying fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Securities and Financial Instruments Risks. JPMorgan SmartRetirement Blend Funds may invest directly in securities and other financial instruments, such as derivatives. The intention of doing so is to gain exposure to, or to overweight or underweight their investments, among various sectors or markets and for interest rate management. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating a Fund’s investments to a specific market or sector or interest rate management. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk). Depending on the type of security or instrument, the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in a Fund will be affected.

High Yield Securities Risk. Some of the underlying funds may invest in debt securities that are considered to be speculative (known as junk bonds). These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of an underlying fund’s investments and a Fund’s or underlying fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in the investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Loan Risk. Some of the underlying funds may invest in loan assignments and participations and commitments to purchase loan assignments (Loans) including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, an underlying fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although an underlying fund will limit its investments in illiquid securities to no more than 15% of an underlying fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. In addition, certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under these laws.

No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to an underlying fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Because some Loans that an underlying fund invests in may have a more limited secondary market, liquidity risk is more pronounced for an underlying fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about an underlying fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, an underlying fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict an underlying fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the

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More About the Funds (continued)

price at which the Loan is acquired. Also, because the Adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Interest Rate Risk. Some of the underlying funds invest in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these underlying funds’ investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the underlying funds’ investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

The underlying funds may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities and repurchase agreements held by the underlying funds. Such default could result in losses to the underlying funds and to the Funds. In addition, the credit quality of securities held by an underlying fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an underlying fund. Lower credit quality also may affect liquidity and make it difficult for the underlying fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government will provide financial support.

Prices of an underlying fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Some of the underlying funds invest in mortgage-related and asset-backed securities. These securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the property market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities: may decline in value, face valuation difficulties, be more volatile and/or be illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment, contraction and call risk. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, an underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, an underlying fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the underlying fund invests may be more volatile and may be subject to higher risk of nonpayment.

Some of the underlying funds may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive to changes in interest rates and to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS

other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s or an underlying fund’s portfolio or securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, a Fund’s investment decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Market Risk. Because the underlying funds may invest in foreign currencies or securities of foreign issuers, investments in such underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease an underlying fund’s yield on those securities.

Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies. Investments by underlying funds in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the Funds.

Sovereign Debt Risk. Certain of the underlying funds may invest in sovereign debt securities. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms required by the International Monetary Fund or other multi-lateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy

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proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Real Estate Securities Risk. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying fund.

Government Securities Risk. Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to an underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Commodity Risk. Certain underlying funds will have a significant portion of their assets concentrated in commodity-linked securities and derivatives. Some of the underlying funds may have direct investments in commodities. Developments affecting commodities will have a disproportionate impact on such underlying funds. An underlying fund’s investment in commodities, commodity-linked securities and derivatives may subject the underlying fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodities, commodity-linked securities and derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, environmental incidents, embargoes, tariffs and international economic, political and regulatory developments. The natural resources and energy sector can be significantly affected by changes in the prices and supplies of oil, gas and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and oil importing nations.

The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the underlying fund’s net asset value), and there can be no assurance that the underlying fund’s use of leverage will be successful.

In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk. Some of the underlying funds may concentrate in certain commodity sectors such as natural resources. When an underlying fund concentrates in a particular industry or group of industries, events impacting that sector will have a greater effect on an underlying fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain commodity sub-sectors are subject to greater governmental regulation than are other industries, therefore, changes in tax and other government regulations may be more likely to adversely affect such underlying funds.

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Index Strategy Risk. The Funds use index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index. Certain index funds may hold securities of affiliates of the Funds’ adviser and sub-adviser if such securities are in the index.

Transactions Risk. An underlying fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities an underlying fund wishes to or is required to sell are illiquid. An underlying fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as an underlying fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of an underlying fund shares may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction cost and impact a Fund’s performance.

Additional Risks

The risks outlined below are not main risks of the Funds.

Currency Risk. Changes in foreign currency exchange rates will affect the value of an underlying fund’s securities and the price of an underlying fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. An underlying fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent an underlying fund enters into such transactions in markets other than in the United States, the underlying fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the underlying fund’s investments in foreign securities. In addition, an underlying fund may engage in such transactions as a substitute for securities in which the underlying fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or for risk management purposes or to increase income or gain to the underlying fund. While an underlying fund’s use of hedging strategies is intended to reduce the volatility of the NAV, the NAV of the underlying fund will fluctuate. There can be no assurance that the underlying fund’s hedging activities will be effective, and the underlying fund will incur costs in connection with the hedging. Currency hedging may limit an underlying fund’s return if the relative values of currencies change. Furthermore, an underlying fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Exchange Traded Notes Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default. In addition, investors in ETNs generally have no right with respect to the

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instruments underlying the index or any right to receive delivery of the instruments underlying the index.

Securities Lending Risk. Some of the underlying funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when an underlying fund’s loans are concentrated with a single or limited number of borrowers. In addition, an underlying fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the underlying fund’s investments of the cash collateral declines below the amount owed to a borrower, an underlying fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, the underlying fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the underlying fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities.

Non-Diversified Risk. Certain of the underlying funds are non-diversified and they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the underlying fund’s shares being more sensitive to the economic results of those issuing the securities.

Strategy Risk. A main investment strategy of some of the underlying funds is to invest in common stocks considered to be attractive and to short sell stocks considered to be unattractive. This strategy may fail to produce the intended results. There is no guarantee that the use of long and short positions will succeed in limiting the underlying fund’s exposure to domestic stock market movements, capitalization, sector-swings or other factors. The strategy used by these underlying funds involves complex securities transactions, including short sales, that involve risks different than direct equity investments. Some of the other underlying funds also use short sales. The use of short sales may result in these underlying funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than they would if they did not engage in such short sales.

Inflation-Managed Strategies Risk. Certain underlying funds may use inflation-managed strategies including using swaps that are based on the Consumer Price Index for all Urban Consumers (CPI-U) in combination with a core portfolio of fixed income securities to create the equivalent of a portfolio of inflation-protected fixed income securities. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds or reflect the actual rate of inflation. In addition, some of the underlying funds may make direct investments in inflation-protected securities. Inflation-linked securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the underlying fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. An underlying fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

High Portfolio Turnover Risk. The techniques and strategies contemplated by some of the underlying funds are expected to result in a high degree of portfolio turnover. Portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover (e.g. over 100%) may involve correspondingly greater expenses to the underlying funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gain, including short-term capital gain that will generally be taxable to shareholders as ordinary income, and may adversely impact the underlying fund’s after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect an underlying fund’s performance.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which a Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/ or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict a Fund and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and, in the case of Funds that are using such investments for temporary defensive purposes, prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. These investments may be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

EXPENSES OF UNDERLYING FUNDS

The percentage of each Fund’s assets that will be allocated to underlying funds may be changed from time to time. To the extent that allocations among the underlying funds are changed or new underlying funds are utilized, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by a Fund may increase or decrease.

The Funds will invest in Class R6 Shares of the underlying J.P. Morgan Funds to the extent they are available. If an underlying J.P. Morgan Fund does not offer Class R6 Shares, the Funds will invest in Class R5 Shares of the underlying J.P. Morgan Funds. Many of the underlying J.P. Morgan Funds do not offer Class R5 or Class R6 Shares; therefore the Fund will invest in Class L Shares, if available. To the extent that an underlying J.P. Morgan Fund does not offer Class R6, Class R5 or Class L Shares, the Fund will invest in Class I Shares, if available. The shares of the underlying J.P. Morgan Funds in which the Funds invest may impose a separate shareholder service fee. To avoid charging a separate shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to a Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying J.P. Morgan Funds. This amount is shown as a waiver under “Fee Waivers and/or Expense Reimbursements” for Class I Shares in the Annual Fund Operating Expenses table.

Each Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.54% of the average daily net assets of Class I Shares. This waiver is in effect through 10/31/17 at which time the adviser and/or its affiliates will determine whether to renew or revise it. The adviser and/or its affiliates will not waive fees or reimburse expenses related to the underlying funds if prohibited by law.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue

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or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

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Investing with J.P. Morgan Funds (continued)

Class I
Eligibility[1],2,3

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.[2]

Minimum Investment[1,4,5]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 — Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds[2] or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan.[6]

Minimum Subsequent Investments[1]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Systematic Purchase Plan	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Systematic Redemption Plan	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Contingent Deferred Sales Charge (CDSC) (refer to Financial Intermediary Compensation Section for more details)	None
Distribution (12b-1) Fee	None
Shareholder Service Fee	0.25% of the average daily net assets.
Redemption Fee	None
Advantages	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.
Disadvantages	Limited availability.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[3]

Effective April 3, 2017, new Group Retirement Plans are not eligible to purchase Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have this share classes of any of the SmartRetirement Blend Income Fund through the SmartRetirement Blend 2060 Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in such shares classes of the SmartRetirement Blend Income Fund through the SmartRetirement Blend 2060 Fund and purchase additional shares in existing participant accounts.

[4]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the glossary), as well as for certain fee-based programs. The Funds reserve the right to waive any initial or subsequent investment minimum.

[5]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[6]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment per Fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various fees that you will pay if you purchase shares of the Fund. In addition, it describes the types of compensation paid to Financial Intermediaries for services related to the Fund.

To obtain information, visit www.jpmorganfunds.com or call 1-800-766-7722.

There is no sales charge, commission or CDSC associated with Class I Shares.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Effective April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services will be made by the Distributor as shareholder servicing agent, from the shareholder service fee (to be known as the “service fee”). From time to time, JPMIM or its affiliate may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Shareholder Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Service Fee
Class I	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

NOVEMBER 1, 2016	93

Investing with J.P. Morgan Funds (continued)

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

94	JPMORGAN SMARTRETIREMENT BLEND FUNDS

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account
Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by online or phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

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Investing with J.P. Morgan Funds (continued)

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES
Class I Shares of a Fund may be exchanged for: • Class I Shares of another J.P. Morgan Fund, or • Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

96	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary

NOVEMBER 1, 2016	97

Investing with J.P. Morgan Funds (continued)

immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

98	JPMORGAN SMARTRETIREMENT BLEND FUNDS

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

NOVEMBER 1, 2016	99

Investing with J.P. Morgan Funds (continued)

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factor provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference

100	JPMORGAN SMARTRETIREMENT BLEND FUNDS

obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., Eastern time if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund generally distributes net investment income, if any, on a quarterly basis. The Funds will distribute their net realized capital gains (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as

NOVEMBER 1, 2016	101

Investing with J.P. Morgan Funds (continued)

capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

A Fund or an underlying fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund or an underlying fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund or an underlying fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund or an underlying fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund or an underlying fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund or an underlying fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

102	JPMORGAN SMARTRETIREMENT BLEND FUNDS

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

NOVEMBER 1, 2016	103

Investing with J.P. Morgan Funds (continued)

Each of the Funds may disclose the complete uncertified holdings list and the percentage allocations to each of the underlying funds, allocation to each JPMIM sub-portfolio and allocations to each unaffiliated sub-adviser and the percentage that each represents of the respective Fund’s portfolio as of the most recent month end online at www.jpmorganfunds.com, no sooner than ten calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

104	JPMORGAN SMARTRETIREMENT BLEND FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

NOVEMBER 1, 2016	105

Management of the Funds

THE ADVISER, SUB-ADVISERS, ADMINISTRATOR AND DISTRIBUTOR

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company.

JPMIM may serve as the “manager of managers” for the Funds and will have responsibility for monitoring and coordinating the overall management of the Funds. In this capacity, JPMIM: (i) evaluates, selects, and recommends to the Trustees affiliated and unaffiliated sub-advisers needed to manage all or part of the assets of the Funds; (ii) reviews the Funds’ portfolio holdings and monitors concentration in a particular security or industry; (iii) monitors and evaluates the sub-advisers’ investment programs and results as well as the performance of sub-advisers relative to the applicable benchmark indexes; and (iv) reviews the Funds’ compliance with its investment objectives, strategies, policies and restrictions. JPMIM may also directly manage certain portions of the Funds. The sub-adviser(s), and JPMIM, to the extent it directly manages certain portions of the Funds, are responsible for deciding which securities to purchase and sell for their respective portions of the Funds and for placing orders for each Fund’s transactions. JPMIM has obtained an exemptive order of the SEC granting exemptions from certain provisions of the 1940 Act (the Exemptive Order), pursuant to which JPMIM is permitted, subject to supervision and approval of the Trust’s Trustees, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without such agreements being approved by the shareholders of each Fund. JPMIM may not enter into any sub-advisory agreement with an affiliated sub-adviser without such agreement being approved by shareholders of each Fund. Accordingly, each Fund and JPMIM may hire, terminate, or replace unaffiliated sub-advisers without shareholder approval (except as noted above), including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. Shareholders will be notified of any changes in sub-advisers. Shareholders of each Fund have the right to terminate a sub-advisory agreement for each Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The Exemptive Order also permits each Fund to disclose to shareholders the management fees only in the aggregate.

JPMIM (the Administrator) (1111 Polaris Parkway, Columbus, Ohio 43240) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (1111 Polaris Parkway, Columbus, Ohio 43240) is the distributor for the Funds. The Distributor is an affiliate of JPMIM. The Distributor is a direct, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Prior to July 1, 2016, each Fund paid the Adviser a management fee of 0.30% as a percentage of average daily net assets. Effective July 1, 2016, each Fund pays the Adviser a management fee of 0.25% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for each Fund other than JPMorgan SmartRetirement Blend 2060 Fund is available in the semi-annual report for the most recent fiscal period ended December 31. A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the JPMorgan SmartRetirement Blend 2060 Fund will be available in the first shareholder report for the Fund.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries, that provide shareholder service fees, sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary

106	JPMORGAN SMARTRETIREMENT BLEND FUNDS

provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

THE FUND MANAGERS

The Funds are managed by JPMIM’s Multi-Asset Solutions Team. The members of the Multi-Asset Solutions Team responsible for management and oversight of the Funds are Jeffrey A. Geller, Anne Lester, Daniel Oldroyd, Michael Schoenhaut and Eric J. Bernbaum. In their capacity as portfolio managers, Mr. Geller, Ms. Lester, Mr. Oldroyd, Mr. Schoenhaut and Mr. Bernbaum and the team of investment professionals manage the portfolio construction, investment strategy selection and tactical asset allocation processes for each Fund. Mr. Geller, Managing Director, is Chief Investment Officer (CIO) for the Americas of Multi-Asset Solutions and has had investment oversight responsibility for the Funds since their inception. Before joining JPMIM in 2006, he was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Ms. Lester, Managing Director, has been a member of Multi-Asset Solutions since 2000 and a portfolio manager of the Funds since their inception. She is the head of Retirement Solutions for JPMIM. Mr. Oldroyd, Managing Director, is the Head of Target Date Strategies for JPMIM. An employee of JPMIM since 2000, Mr. Oldroyd has been a portfolio manager of the Funds since their inception. Mr. Schoenhaut, Managing Director, has been an employee of JPMIM since 1997 and has been a portfolio manager of the Funds since their inception. Mr. Bernbaum, Vice President, has been an employee of JPMIM and Multi-Asset Solutions since 2008 and a portfolio manager of the Funds since November 2014.

JPMIM serves as the Adviser to the underlying J.P. Morgan Funds, for which it receives a fee.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, the other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

NOVEMBER 1, 2016	107

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The JPMorgan SmartRetirement Blend 2060 Fund commenced operation after its fiscal year end. Therefore, there are no financial highlights for this Fund. This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

Because each Fund invests in other funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class I*
Year Ended June 30, 2016	$16.47	$0.33	(h)	$0.06	$0.39	$(0.34)	$(0.02)	$(0.36)
Year Ended June 30, 2015	16.77	0.29		(0.16)	0.13	(0.31)	(0.12)	(0.43)
Year Ended June 30, 2014	15.44	0.34	(h)	1.31	1.65	(0.31)	(0.01)	(0.32)
July 2, 2012 (j) through June 30, 2013	15.00	0.34	(k)	0.41	0.75	(0.31)	— (l)	(0.31)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Amount rounds to less than $0.005.
*	Formerly, Select Class Shares.

108	JPMORGAN SMARTRETIREMENT BLEND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.50	2.39%	$7,797,395	0.42%		2.03%		0.98%		52%
16.47	0.77	5,847,907	0.41		1.90		1.02		24
16.77	10.74	2,495,073	0.36	(i)	2.10	(i)	1.55	(i)	86
15.44	5.03	788,241	0.40	(i)	2.22	(i)(k)	11.88	(i)	84

NOVEMBER 1, 2016	109

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2015 Fund
Class I*
Year Ended June 30, 2016	$17.01	$0.33	(h)	$0.05	$0.38	$(0.36)	$— (i)	$(0.36)
Year Ended June 30, 2015	17.29	0.34	(h)	(0.17)	0.17	(0.33)	(0.12)	(0.45)
Year Ended June 30, 2014	15.71	0.37	(h)	1.59	1.96	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(l)	0.66	1.03	(0.32)	—	(0.32)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.005.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
*	Formerly, Select Class Shares.

110	JPMORGAN SMARTRETIREMENT BLEND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.03	2.29%	$7,886,793	0.42%		1.99%		0.97%		61%
17.01	0.97	7,410,367	0.41		1.97		0.92		23
17.29	12.55	3,168,728	0.38	(j)	2.23	(j)	1.28	(j)	75
15.71	6.90	918,172	0.40	(j)	2.40	(j)(l)	10.55	(j)	50

NOVEMBER 1, 2016	111

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2020 Fund
Class I*
Year Ended June 30, 2016	$17.91	$0.38	(h)	$—	(l)	$0.38	$(0.39)	$(0.01)	$(0.40)
Year Ended June 30, 2015	18.03	0.37	(h)	(0.06)		0.31	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.03	0.39	(h)(i)	1.99		2.38	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.38	(i)	0.98		1.36	(0.33)	—	(0.33)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Amount rounds to less than $0.005.
*	Formerly, Select Class Shares.

112	JPMORGAN SMARTRETIREMENT BLEND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.89	2.16%	$20,196,469	0.44%		2.18%		0.79%		48%
17.91	1.71	14,807,138	0.42		2.06		0.78		17
18.03	14.95	6,808,020	0.38	(j)	2.28	(i)(j)	1.01	(j)	49
16.03	9.10	988,689	0.41	(j)	2.52	(i)(j)	9.98	(j)	31

NOVEMBER 1, 2016	113

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2025 Fund
Class I*
Year Ended June 30, 2016	$18.51	$0.40	(h)	$(0.09)		$0.31	$(0.39)	$(0.01)	$(0.40)
Year Ended June 30, 2015	18.58	0.34		0.01	(i)	0.35	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.28	0.41	(h)(j)	2.29		2.70	(0.38)	(0.02)	(0.40)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.22		1.61	(0.33)	—	(0.33)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.
*	Formerly, Select Class Shares.

114	JPMORGAN SMARTRETIREMENT BLEND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.42	1.73%	$21,966,302	0.45%		2.19%		0.82%		45%
18.51	1.89	14,107,981	0.43		2.02		0.82		14
18.58	16.69	6,485,172	0.40	(k)	2.33	(j)(k)	1.13	(k)	40
16.28	10.78	840,259	0.42	(k)	2.48	(j)(k)	10.56	(k)	25

NOVEMBER 1, 2016	115

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2030 Fund
Class I*
Year Ended June 30, 2016	$19.09	$0.39	(h)	$(0.20)		$0.19	$(0.39)	$(0.01)	$(0.40)
Year Ended June 30, 2015	19.13	0.37	(h)	0.02	(i)	0.39	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.48	0.40	(h)(j)	2.63		3.03	(0.37)	(0.01)	(0.38)
July 2, 2012 (l) through June 30, 2013	15.00	0.38	(j)	1.42		1.80	(0.32)	—	(0.32)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.
*	Formerly, Select Class Shares.

116	JPMORGAN SMARTRETIREMENT BLEND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.88	1.04%	$20,672,603	0.45%		2.09%		0.81%		52%
19.09	2.07	16,278,094	0.43		1.93		0.80		14
19.13	18.47	11,169,043	0.39	(k)	2.21	(j)(k)	1.13	(k)	36
16.48	12.06	929,479	0.43	(k)	2.45	(j)(k)	10.68	(k)	30

NOVEMBER 1, 2016	117

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2035 Fund
Class I*
Year Ended June 30, 2016	$19.57	$0.38	(h)	$(0.27)		$0.11	$(0.39)	$(0.01)	$(0.40)
Year Ended June 30, 2015	19.57	0.34		0.08	(j)	0.42	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.67	0.40	(h)(i)	2.87		3.27	(0.35)	(0.02)	(0.37)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(i)	1.60		1.99	(0.32)	—	(0.32)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.
*	Formerly, Select Class Shares.

118	JPMORGAN SMARTRETIREMENT BLEND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.28	0.62%	$10,229,764	0.45%		2.00%		0.89%		53%
19.57	2.14	12,247,862	0.43		1.94		0.88		14
19.57	19.69	7,039,219	0.41	(k)	2.13	(i)(k)	1.41	(k)	37
16.67	13.38	1,176,228	0.45	(k)	2.41	(i)(k)	11.89	(k)	41

NOVEMBER 1, 2016	119

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2040 Fund
Class I*
Year Ended June 30, 2016	$19.82	$0.38	(h)	$(0.36)		$0.02	$(0.39)	$(0.01)	$(0.40)
Year Ended June 30, 2015	19.79	0.37	(h)	0.07	(i)	0.44	(0.35)	(0.06)	(0.41)
Year Ended June 30, 2014	16.72	0.40	(h)(j)	3.04		3.44	(0.35)	(0.02)	(0.37)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.65		2.04	(0.32)	—	(0.32)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.
*	Formerly, Select Class Shares.

120	JPMORGAN SMARTRETIREMENT BLEND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.44	0.18%	$14,121,513	0.45%		1.99%		0.88%		56%
19.82	2.24	14,767,955	0.43		1.86		0.89		12
19.79	20.66	10,763,142	0.40	(k)	2.15	(j)(k)	1.35	(k)	22
16.72	13.70	928,644	0.45	(k)	2.44	(j)(k)	14.11	(k)	52

NOVEMBER 1, 2016	121

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2045 Fund
Class I*
Year Ended June 30, 2016	$19.74	$0.39	(h)	$(0.35)		$0.04	$(0.39)	$(0.01)	$(0.40)
Year Ended June 30, 2015	19.71	0.34		0.08	(i)	0.42	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2014	16.72	0.39	(h)(j)	3.01		3.40	(0.36)	(0.05)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.65		2.04	(0.32)	—	(0.32)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.
*	Formerly, Select Class Shares.

122	JPMORGAN SMARTRETIREMENT BLEND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.38	0.27%	$7,930,339	0.45%		2.06%		1.05%		54%
19.74	2.19	6,897,792	0.43		1.95		1.10		15
19.71	20.47	4,006,265	0.40	(k)	2.10	(j)(k)	2.56	(k)	31
16.72	13.73	855,650	0.45	(k)	2.43	(j)(k)	15.61	(k)	64

NOVEMBER 1, 2016	123

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2050 Fund
Class I*
Year Ended June 30, 2016	$19.73	$0.38	(h)	$(0.33	)(i)	$0.05	$(0.39)	$(0.02)	$(0.41)
Year Ended June 30, 2015	19.71	0.35		0.07		0.42	(0.36)	(0.04)	(0.40)
Year Ended June 30, 2014	16.73	0.40	(h)(j)	3.01		3.41	(0.38)	(0.05)	(0.43)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(i)	1.66		2.05	(0.32)	—	(0.32)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.
*	Formerly, Select Class Shares.

124	JPMORGAN SMARTRETIREMENT BLEND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.37	0.27%	$8,769,180	0.45%		2.01%		1.18%		60%
19.73	2.14	6,897,259	0.43		1.88		1.25		11
19.71	20.51	4,214,542	0.40	(k)	2.16	(j)(k)	2.90	(k)	23
16.73	13.79	860,746	0.45	(k)	2.43	(j)(k)	15.35	(k)	49

NOVEMBER 1, 2016	125

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2055 Fund
Class I*
Year Ended June 30, 2016	$19.40	$0.37	(h)	$(0.30)		$0.07	$(0.37)	$(0.01)	$(0.38)
Year Ended June 30, 2015	19.35	0.35		0.09	(i)	0.44	(0.36)	(0.03)	(0.39)
Year Ended June 30, 2014	16.71	0.37	(h)(j)	2.93		3.30	(0.43)	(0.23)	(0.66)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.64		2.03	(0.32)	—	(0.32)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.
*	Formerly, Select Class Shares.

126	JPMORGAN SMARTRETIREMENT BLEND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.09	0.43%	$3,553,395	0.45%		1.96%		1.66%		53%
19.40	2.29	2,132,476	0.43		1.89		2.58		16
19.35	20.04	1,259,943	0.36	(k)	2.04	(j)(k)	9.30	(k)	23
16.71	13.66	901,904	0.45	(k)	2.44	(j)(k)	16.31	(k)	52

NOVEMBER 1, 2016	127

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. April, 2017. PR-SRBS-1116-2

J.P. MORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

JPMorgan Short Duration High Yield Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 10, 2017

to the Prospectuses, Summary Prospectuses and

Statement of Additional Information dated July 1, 2016, as supplemented

Portfolio Manager Retirement Effective January 1, 2018. Frederick Sabetta has announced his retirement from J.P. Morgan Investment Management Inc. (“JPMIM”) effective January 1, 2018. Until his retirement, Mr. Sabetta will continue to serve on the portfolio management teams of the JPMorgan Core Plus Bond Fund and the JPMorgan Short Duration High Yield Fund.

NVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-INC-417

Prospectus

J.P. Morgan Income Funds

Class A, Class C, Class I* & Class L** Shares

July 1, 2016, as supplemented April 10, 2017

JPMorgan Core Bond Fund

Class/Ticker: A/PGBOX; C/OBOCX; I/WOBDX

JPMorgan Core Plus Bond Fund

Class/Ticker: A/ONIAX; C/OBDCX; I/HLIPX; L/JCBIX

JPMorgan Corporate Bond Fund

Class/Ticker: A/CBRAX; C/CBRCX; I/CBFSX

JPMorgan Emerging Markets Corporate Debt Fund

Class/Ticker: A/JEMAX; C/JEFMX; I/JEDSX

JPMorgan Emerging Markets Debt Fund

Class/Ticker: A/JEDAX; C/JEDCX; I/JEMDX

JPMorgan Government Bond Fund

Class/Ticker: A/OGGAX; C/OGVCX; I/HLGAX

JPMorgan High Yield Fund

Class/Ticker: A/OHYAX; C/OGHCX; I/OHYFX

JPMorgan Income Fund

Class/Ticker: A/JGIAX; C/JGCGX; I/JMSIX

JPMorgan Inflation Managed Bond Fund

Class/Ticker: A/JIMAX; C/JIMCX; I/JRBSX

JPMorgan Limited Duration Bond Fund

Class/Ticker: A/ONUAX; C/OGUCX; I/HLGFX

JPMorgan Mortgage-Backed Securities Fund

Class/Ticker: A/OMBAX; C/OBBCX; I/OMBIX

JPMorgan Short Duration Bond Fund

Class/Ticker: A/OGLVX; C/OSTCX; I/HLLVX

JPMorgan Short Duration High Yield Fund

Class/Ticker: A/JSDHX; C/JSDCX; I/JSDSX

JPMorgan Strategic Income Opportunities Fund

Class/Ticker: A/JSOAX; C/JSOCX; I/JSOSX

JPMorgan Total Return Fund

Class/Ticker: A/JMTAX; C/JMTCX; I/JMTSX

JPMorgan Treasury & Agency Fund

Class/Ticker: A/OTABX; C/***; I/OGTFX

JPMorgan Unconstrained Debt Fund

Class/Ticker: A/JSIAX; C/JINCX; I/JSISX

*	Formerly, Select Class Shares.

**	Formerly, Institutional Class Shares.

***	This share class is not currently offered to the public.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Core Bond Fund

Class/Ticker: A/PGBOX; C/OBOCX; I/WOBDX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.43	0.40	0.41
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.18	0.15	0.16
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	0.99	1.46	0.72
Fee Waivers and Expense Reimbursements[1]	(0.24)	(0.06)	(0.22)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75	1.40	0.50

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 1.40% and 0.50% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	631	855	1,499
CLASS C SHARES ($)	243	450	786	1,736
CLASS I SHARES ($)	51	185	356	852

JULY 1, 2016	1

JPMorgan Core Bond Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	631	855	1,499
CLASS C SHARES ($)	143	450	786	1,736
CLASS I SHARES ($)	51	185	356	852

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund is designed to maximize total return by investing in a portfolio of investment grade intermediate- and long-term debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest.

As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities. The Fund’s average weighted maturity will ordinarily range between four and 12 years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

Securities will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be

U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The adviser may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities in the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater

2	J.P. MORGAN INCOME FUNDS

fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government

JULY 1, 2016	3

JPMorgan Core Bond Fund (continued)

regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Bloomberg Barclays U.S. Aggregate Index and the Lipper Core Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	3.81%
Worst Quarter	2nd quarter, 2013	–2.13%

The Fund’s year-to-date total return through 3/31/16 was 2.83%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	0.70%	3.25%	4.79%
Return After Taxes on Distributions	(0.35)	2.05	3.33
Return After Taxes on Distributions and Sale of Fund Shares	0.43	2.03	3.17
CLASS A SHARES
Return Before Taxes	(3.28)	2.28	4.23
CLASS C SHARES
Return Before Taxes	(1.07)	2.41	3.95
BLOOMBERG BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.55	3.25	4.51
LIPPER CORE BOND FUNDS INDEX
(Reflects No Deduction for Taxes)	0.32	3.55	4.41

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4	J.P. MORGAN INCOME FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Barbara Miller	2015	Managing Director
Richard Figuly	2015	Managing Director
Peter Simons	2016	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2016	5

JPMorgan Core Plus Bond Fund

Class/Ticker: A/ONIAX; C/OBDCX; I/HLIPX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.47	0.44	0.39
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.22	0.19	0.14
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.03	1.50	0.70
Fee Waivers and Expense Reimbursements[1]	(0.28)	(0.10)	(0.24)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75	1.40	0.46

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 1.40%, 0.46% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 1/5/18, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 1/5/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	650	882	1,550
CLASS C SHARES ($)	243	459	804	1,777
CLASS I SHARES ($)	47	187	353	836

6	J.P. MORGAN INCOME FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	650	882	1,550
CLASS C SHARES ($)	143	459	804	1,777
CLASS I SHARES ($)	47	187	353	836

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. The Fund also may invest in bonds, convertible securities, preferred stock, loan participations and assignments (Loans) and commitments to loan assignments (Unfunded Commitments), and foreign and emerging market debt securities rated below investment grade (i.e., high yield or junk bonds) or the unrated equivalent.

As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund’s average weighted maturity will ordinarily range between five and twenty years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

The adviser will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the

Fund’s assets are not required to meet any minimum quality

rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.

The Fund may also invest in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments) including below investment grade Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also included secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets.

The Fund may invest a significant portion of all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase. The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Up to 35% of the Fund’s net assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund’s investments in below investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 35% of the Fund’s total assets.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forward contracts as tools in the management of portfolio assets.

JULY 1, 2016	7

JPMorgan Core Plus Bond Fund (continued)

The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In addition to the mortgage dollar rolls as described above, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities. The Fund may also utilize foreign currency derivatives such as currency forwards to hedge its non-dollar investments back to the U.S. dollar or use such derivatives to gain or adjust exposure to particular foreign securities, markets or currencies.

The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, the adviser focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and

8	J.P. MORGAN INCOME FUNDS

war, greater volatility, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed,

mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the issuer of a loan participation. Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some of the instruments and certain investments may be subject to restrictions on

JULY 1, 2016	9

JPMorgan Core Plus Bond Fund (continued)

resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Derivatives Risk. Derivatives, including futures contracts, options, swaps, credit default swaps, forward contracts and currency forwards, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Bloomberg Barclays U.S. Aggregate Index and the Lipper Core Plus Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or

10	J.P. MORGAN INCOME FUNDS

by calling 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Best Quarter	2nd quarter, 2009	6.03%
Worst Quarter	3rd quarter, 2008	–3.20%

The Fund’s year-to-date total return through 3/31/16 was 2.85%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	(0.01)%	3.97%	5.15%
Return After Taxes on Distributions	(1.36)	2.36	3.38
Return After Taxes on Distributions and Sale of Fund Shares	0.01	2.42	3.30
CLASS A SHARES
Return Before Taxes	(3.69)	3.10	4.60
CLASS C SHARES
Return Before Taxes	(1.69)	3.22	4.35
BLOOMBERG BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.55	3.25	4.51
LIPPER CORE PLUS BOND FUNDS INDEX
(Reflects No Deduction for Taxes)	(0.46)	3.73	4.99

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Steven Lear	2013	Managing Director
Frederick Sabetta	2006	Managing Director
Richard Figuly	2006	Managing Director
J. Andrew Norelli	2014	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2016	11

JPMorgan Core Plus Bond Fund

Class/Ticker: L/JCBIX

Formerly, Institutional Class Shares. Currently, Class L Shares of the Fund are publicly offered only on a limited basis (see “Investing with J.P. Morgan Funds — LIMITED OFFERING OF CLASS L” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class L
Management Fees	0.30%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.25
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.15
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.56
Fee Waivers and Expense Reimbursements[1]	(0.07)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.49

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.49% of the average daily net assets of Class L Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 1/5/18, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 1/5/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS L SHARES ($)	50	168	302	691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. The Fund also may invest in bonds, convertible securities, preferred stock, loan participations and assignments (Loans) and commitments to loan assignments (Unfunded Commitments), and foreign and emerging market debt securities rated below investment grade (i.e., high yield or junk bonds) or the unrated equivalent.

As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund’s average weighted maturity will ordinarily range between five and twenty years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the

12	J.P. MORGAN INCOME FUNDS

Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

The adviser will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.

The Fund may also invest in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments) including below investment grade Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also included secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets.

The Fund may invest a significant portion of all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase. The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Up to 35% of the Fund’s net assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund’s investments in below investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 35% of the Fund’s total assets.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forward contracts as tools in the management of portfolio assets.

The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In addition to the mortgage dollar rolls as described above, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities. The Fund may also utilize foreign currency derivatives such as currency forwards to hedge its non-dollar investments back to the U.S. dollar or use such derivatives to gain or adjust exposure to particular foreign securities, markets or currencies.

The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, the adviser focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

JULY 1, 2016	13

JPMorgan Core Plus Bond Fund (continued)

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

14	J.P. MORGAN INCOME FUNDS

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the issuer of a loan participation. Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some of the instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Derivatives Risk. Derivatives, including futures contracts, options, swaps, credit default swaps, forward contracts and currency forwards, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose

JULY 1, 2016	15

JPMorgan Core Plus Bond Fund (continued)

the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class L Shares (formerly, Institutional Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Bloomberg Barclays U.S. Aggregate Index and the Lipper Core Plus Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class L Shares is based on the performance of Class I Shares prior to inception of Class L Shares. The actual returns of Class L Shares would have been different than those shown because Class L Shares have different expenses than Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Best Quarter	2nd quarter, 2009	6.03%
Worst Quarter	3rd quarter, 2008	–3.20%

The Fund’s year-to-date total return through 3/31/16 was 2.86%.

16	J.P. MORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS L SHARES
Return Before Taxes	0.16%	4.14%	5.26%
Return After Taxes on Distributions	(1.27)	2.46	3.45
Return After Taxes on Distributions and Sale of Fund Shares	0.11	2.52	3.37
BLOOMBERG BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.55	3.25	4.51
LIPPER CORE PLUS BOND FUNDS INDEX
(Reflects No Deduction for Taxes)	(0.46)	3.73	4.99

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Steven Lear	2013	Managing Director
Frederick Sabetta	2006	Managing Director
Richard Figuly	2006	Managing Director
J. Andrew Norelli	2014	Managing Director

Purchase and Sale of Fund Shares

Class L Shares of the Fund are no longer generally available to new purchasers. Existing Class L shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group employer benefits plans, certain discretionary fee-based advisory programs, college savings plans and other J.P. Morgan Funds can continue to purchase shares as described in “Investing with J.P. Morgan Funds — LIMITED OFFERING OF THE CLASS L SHARES” in the prospectus.

Purchase minimums

For Class L Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2016	17

JPMorgan Corporate Bond Fund

Class/Ticker: A/CBRAX; C/CBRCX; I/CBFSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.55	0.81	0.43
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.30	0.56	0.18
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.11	1.87	0.74
Fee Waivers and Expense Reimbursements[1]	(0.36)	(0.62)	(0.24)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75	1.25	0.50

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 1.25% and 0.50% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	680	930	1,645
CLASS C SHARES ($)	227	528	953	2,140
CLASS I SHARES ($)	51	212	388	896

18	J.P. MORGAN INCOME FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	680	930	1,645
CLASS C SHARES ($)	127	528	953	2,140
CLASS I SHARES ($)	51	212	388	896

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund mainly invests in corporate bonds that are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) to be of comparable quality. Under normal circumstances, the Fund invests at least 80% of its assets in corporate bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. A “corporate bond” is defined as a debt security issued by a corporation or non-governmental entity with a maturity of 90 days or more at the time of its issuance. As part of its principal strategy, the Fund invests in corporate bonds structured as corporate debt securities, debt securities of real estate investment trusts (REITs) and master limited partnerships (MLPs), public or private placements, restricted securities and other unregistered securities.

The Fund is managed relative to the Barclays U.S. Corporate Index (the benchmark). Under normal circumstances, the Fund’s duration is the duration of the benchmark, plus or minus one year. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 31, 2016, the duration of the benchmark was 7.33 years. The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its total assets in that industry.

The Fund may invest in U.S. dollar-denominated securities of foreign issuers. In addition, up to 20% of the Fund’s total assets may be invested in securities rated below investment grade or unrated securities deemed by the adviser to be of comparable quality (also known as junk bonds or high yield bonds) and securities denominated in foreign currencies (some of which may be below investment grade securities). The Fund’s investments in high yield securities may include so-called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. The Fund seeks to hedge its non-dollar investments back to the U.S. dollar, but may not always be able to do so.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and currency derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in futures and swaps structured as interest rate swaps to manage duration relative to the benchmark. The Fund may also utilize foreign currency derivatives such as currency forwards, futures, and foreign exchange swaps to hedge its non-dollar investments back to the U.S. dollar.

Although the Fund predominantly invests in corporate bonds, the Fund may also invest in U.S. Treasury securities including for cash management purposes and for duration management.

The adviser buys and sells investments for the Fund using a three part process that includes determining: (1) macro credit strategy, (2) sector strategy, and (3) security strategy. In establishing the Fund’s macro credit strategy, the adviser evaluates fundamental, technical and valuation factors, along with macro themes from the adviser’s broader fixed income team, to determine the view on risk for the Fund overall. In the second component of the process, the adviser evaluates sectors based on a blend of top down analysis, including relative value judgments, and bottom up fundamental analysis of companies and their respective sectors to determine sector weightings. The third component of the process focuses on an evaluation of individual companies based on fundamental credit metrics, as well as a review of each company’s competitive environment, event risk and technical factors such as supply, liquidity of debt issued by the company and equity performance. Based on these three components, the adviser overweights and underweights its sector and security investments relative to the benchmark.

JULY 1, 2016	19

JPMorgan Corporate Bond Fund (continued)

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.

Foreign Securities Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such countries. The Fund may also invest in non-dollar denominated securities. Investments in non-dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Industry Concentration Risk. The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Derivatives Risk. The Fund may use derivatives, including options, futures contracts, foreign currency derivatives and

20	J.P. MORGAN INCOME FUNDS

swaps. Derivatives may be riskier than other investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

REITs Risk. The Fund’s investments in debt securities of REITs are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.

MLP Risk. Debt securities of MLPs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity interests in MLPs. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past two calendar years. The table shows average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate Index and the Lipper Corporate Debt Funds BBB-Rated Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

JULY 1, 2016	21

JPMorgan Corporate Bond Fund (continued)

Best Quarter	1st quarter, 2014	3.04%
Worst Quarter	2nd quarter, 2015	–3.32%

The Fund’s year-to-date return through 3/31/16 was 4.06%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Life of the Fund (since 3/1/13)
CLASS I SHARES
Return Before Taxes	(0.53)%	1.78%
Return After Taxes on Distribution	(1.82)	0.45
Return After Taxes on Distribution And Sale of Fund Shares	(0.28)	0.76
CLASS A SHARES
Return Before Taxes	(4.52)	0.15
CLASS C SHARES
Return Before Taxes	(2.40)	0.99
BLOOMBERG BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.55	1.57
BLOOMBERG BARCLAYS U.S. CORPORATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.68)	1.78
LIPPER CORPORATE DEBT FUNDS BBB-RATED INDEX
(Reflects No Deduction for Taxes)	(1.71)	1.40

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Lisa Coleman	2013	Managing Director
Jeremy Klein	2013	Managing Director
Lorenzo Napolitano	2016	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22	J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Corporate Debt Fund

Class/Ticker: A/JEMAX; C/JEFMX; I/JEDSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.39	2.10	0.80
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	1.14	1.85	0.55
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	2.35	3.56	1.51
Fee Waivers and Expense Reimbursements[1]	(1.15)	(1.86)	(0.56)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.20	1.70	0.95

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.20%, 1.70% and 0.95% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	493	975	1,483	2,875
CLASS C SHARES ($)	273	919	1,687	3,705
CLASS I SHARES ($)	97	422	771	1,754

JULY 1, 2016	23

JPMorgan Emerging Markets Corporate Debt Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	493	975	1,483	2,875
CLASS C SHARES ($)	173	919	1,687	3,705
CLASS I SHARES ($)	97	422	771	1,754

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in corporate debt investments that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) believes have the potential to provide total return from countries whose economies or bond markets are less developed (emerging markets). Under normal circumstances, the Fund invests at least 80% of its Assets in Emerging Markets Corporate Debt Investments. “Assets” means net assets, plus the amount of borrowings for investment purposes.

“Emerging Markets Corporate Debt Investments” are debt instruments issued by corporate or other business organizations located in or tied economically to an emerging market. Emerging markets currently include most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. An investment will be deemed to be tied economically to emerging markets if: (1) the issuer is organized under the laws of, or has a principal place of business in an emerging market; or (2) the principal listing of the issuer’s securities is in a market that is in an emerging market; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or (4) the issuer has at least 50% of its assets located in an emerging market.

As part of its main investment strategies, the Fund invests in Emerging Markets Corporate Debt Investments structured as corporate bonds and debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments), private placements, restricted securities, and variable and floating rate instruments. The Fund invests mainly in U.S. dollar denominated Emerging Markets Corporate Debt Investments but may, to a lesser extent, invest in non-dollar denominated investments. In addition to its investments in Emerging Markets Corporate Debt Investments, the Fund may invest in sovereign debt securities, obligations of supranational agencies and foreign municipal securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities.

The Fund’s investments may be of any maturity. Under normal circumstances, the Fund will invest no more than 65% of its total assets in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and forwards including non-deliverable forwards. The Fund may also use such derivatives to seek to increase income or gain to the Fund and as part of the risk management process. Generally, the Fund uses futures including treasury futures and credit default swaps for hedging and to manage duration. In addition, the Fund uses foreign currency derivatives including forward foreign currency contracts to establish or adjust the Fund’s currency exposure and to manage currency risk. The Fund may use derivatives to hedge non-dollar investments back to the U.S. dollar but may not always do so.

In deciding to buy and sell securities and investments for the Fund, the adviser combines top down macro-economic research with bottom up fundamental credit and country analysis. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments based on quantitative assessment of an issuer’s cash flows, debt structure, debt ratios and profitability and a qualitative assessment of how each issuer will perform relative to other issuers in the region. Generally, the adviser will sell a security when, based on fundamental credit analysis and the considerations described above, the adviser believes that there is better relative value available in the market in securities of comparable quality or when the adviser believes the issuer’s credit quality will deteriorate materially.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents. The Fund may use cash and cash equivalents including affiliated money market funds, and U.S. government securities to manage cash flows and to satisfy asset coverage requirements for its derivative positions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

24	J.P. MORGAN INCOME FUNDS

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies, foreign issuers and foreign securities are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are

JULY 1, 2016	25

JPMorgan Emerging Markets Corporate Debt Fund (continued)

prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentionally less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the issuer of a loan participation. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amounts of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Derivatives Risk. The Fund may use derivatives, including options, futures contracts, foreign currency derivatives and swaps. Derivatives may be riskier than other investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Foreign Municipal Securities Risk. The risk of a foreign municipal security generally depends on the financial and credit status of the issuer, which in turn will depend on the local economic, regulatory, political and other factors and conditions. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the applicable legislature or municipality authorizes money for that purpose. In addition, the issuer of the obligations may be unable or unwilling to make interest and principal payments when due. These securities are also subject to foreign and emerging markets risks based on the location of the issuer.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies. U.S. government securities are subject to market risk, interest rate risk and credit risk. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry

26	J.P. MORGAN INCOME FUNDS

or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past two calendar years. The table shows average annual total returns for the past one year and life of the Fund. The table compares that performance to the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) and the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI Diversified). Subsequent to the inception of the Fund on September 4, 2013 until August 29, 2014, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2014	3.79%
Worst Quarter	3rd quarter, 2015	–3.34%

The Fund’s year-to-date return through 3/31/16 was 4.34%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Life of the Fund (since 9/4/13)
CLASS I SHARES
Return Before Taxes	(1.87)%	2.88%
Return After Taxes on Distribution	(3.26)	0.89
Return After Taxes on Distribution And Sale of Fund Shares	(1.04)	1.33
CLASS A SHARES
Return Before Taxes	(5.66)	0.96
CLASS C SHARES
Return Before Taxes	(3.53)	2.11
JPMORGAN CORPORATE EMERGING MARKETS BOND INDEX BROAD DIVERSIFIED (CEMBI BROAD DIVERSIFIED)
(Reflects No Deduction for Fees, Expenses or Taxes)	1.30	4.39
JPMORGAN CORPORATE EMERGING MARKETS BOND INDEX DIVERSIFIED (CEMBI DIVERSIFIED)
(Reflects No Deduction for Fees, Expenses or Taxes)	1.18	4.87

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the

JULY 1, 2016	27

JPMorgan Emerging Markets Corporate Debt Fund (continued)

investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Pierre-Yves Bareau	2013	Managing Director
Scott McKee	2013	Managing Director
Eduardo Alhadeff	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28	J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Debt Fund

Class/Ticker: A/JEDAX; C/JEDCX; I/JEMDX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.64	0.53	0.44
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.39	0.28	0.19
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.60	1.99	1.15
Fee Waivers and Expense Reimbursements[1]	(0.40)	(0.29)	(0.20)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.20	1.70	0.95

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.20%, 1.70% and 0.95% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	493	823	1,177	2,171
CLASS C SHARES ($)	273	596	1,046	2,293
CLASS I SHARES ($)	97	346	614	1,380

JULY 1, 2016	29

JPMorgan Emerging Markets Debt Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	493	823	1,177	2,171
CLASS C SHARES ($)	173	596	1,046	2,293
CLASS I SHARES ($)	97	346	614	1,380

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. The Fund invests in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may also invest in debt securities issued or guaranteed by foreign corporations and foreign financial institutions.

These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the J.P. Morgan Emerging Markets Bond Index Global Diversified. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 31, 2016, the duration of the J.P. Morgan Emerging Markets Bond Index Global Diversified was 6.70 years, although the duration will vary in the future. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and foreign currency derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of such derivatives, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

In making investment decisions for the Fund, the adviser establishes overweight and underweight positions versus the J.P. Morgan Emerging Markets Bond Index Global Diversified based on weighted spread duration. Spread duration is the measure of the expected price sensitivity of a bond or group of bonds to changes in spreads. Spreads are measured by the difference in yield between bonds from a specific sector or country of bonds and U.S. Treasury securities. Generally, the prices of a specific sector or country of bonds will increase when spreads tighten and decrease when spreads widen. The adviser uses top down macroeconomic research to assess the general market conditions that may cause spreads to tighten or widen in the countries and sectors where the Fund invests. Based on this top down research, the adviser establishes overweight positions in countries and sectors that it believes are more likely to benefit from tightening spreads and underweight positions in countries and sectors that it believes are more likely to be negatively impacted by widening spreads, a process that is referred to as weighted spread duration.

To implement these overweight and underweight positions, the adviser uses bottom up fundamental research to evaluate the relative attractiveness of the individual securities in each country and sector. The adviser is value oriented and this bottom up fundamental research is based on a quantitative assessment of an issuer’s cash flows, debt structure, debt ratios and profitability and a qualitative assessment of how each issuer will perform relative to other issuers in the country or sector. Generally, the adviser will sell a security when, based on the considerations described above, the adviser believes that there is better relative value available in the country or sector in securities of comparable quality, or when the adviser believes the issuer’s credit quality will deteriorate materially.

This Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

30	J.P. MORGAN INCOME FUNDS

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund invests in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if there interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

JULY 1, 2016	31

JPMorgan Emerging Markets Debt Fund (continued)

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Derivatives Risk. Derivatives, including futures contracts, options, swaps and foreign currency derivatives, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less credit-worthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economics results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the J.P. Morgan Emerging Markets Bond Index Global Diversified and the Lipper Emerging Market Hard Currency Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class I Shares prior to their inception includes the performance of the only class of shares of the Fund that operated in a master-feeder structure. The performance in the table for Class A and Class C Shares is based on the performance of Class I Shares prior to the inception of the Class A and Class C Shares. The actual returns of Class A and Class C Shares would have been lower because

32	J.P. MORGAN INCOME FUNDS

each of these classes has higher expenses than Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective March 31, 2015, the Fund’s index changed to the J.P. Morgan Emerging Markets Bond Index Global Diversified (the Diversified Index). The Fund’s past performance would have been different if the Fund were managed relative to the Diversified Index.

Best Quarter	2nd quarter, 2009	17.09%
Worst Quarter	4th quarter, 2008	–18.46%

The Fund’s year-to-date total return through 3/31/16 was 4.37%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	(0.50)%	4.25%	5.17%
Return After Taxes on Distribution	(2.45)	2.20	3.01
Return After Taxes on Distribution And Sale of Fund Shares	(0.27)	2.45	3.16
CLASS A SHARES
Return Before Taxes	(4.43)	3.22	4.51
CLASS C SHARES
Return Before Taxes	(2.20)	3.48	4.44
J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL DIVERSIFIED
(Reflects No Deduction for Fees, Expenses or Taxes)	1.18	5.36	6.86
LIPPER EMERGING MARKET HARD CURRENCY DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	(3.01)	2.58	5.15

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Pierre-Yves Bareau	2009	Managing Director
Emil Babayev	2016	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

JULY 1, 2016	33

JPMorgan Emerging Markets Debt Fund (continued)

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

34	J.P. MORGAN INCOME FUNDS

JPMorgan Government Bond Fund

Class/Ticker: A/OGGAX; C/OGVCX; I/HLGAX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial High-lights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.58	0.47	0.51
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.33	0.22	0.26
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.14	1.53	0.82
Fee Waivers and Expense Reimbursements[1]	(0.39)	(0.05)	(0.34)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75	1.48	0.48

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 1.48% and 0.48% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	686	943	1,676
CLASS C SHARES ($)	251	478	829	1,819
CLASS I SHARES ($)	49	228	422	982

JULY 1, 2016	35

JPMorgan Government Bond Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	686	943	1,676
CLASS C SHARES ($)	151	478	829	1,819
CLASS I SHARES ($)	49	228	422	982

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund principally invests in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States.

The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include U.S. mortgage-backed securities, including those issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), mortgage pass-though securities, and stripped mortgage-backed securities. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion.

Under normal circumstances, the Fund will invest at least 80% of its Assets in government bonds including bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average number of years for which each dollar of unpaid principal on a loan or mortgage securing mortgage-backed and similar securities remains outstanding given certain prepayment assumptions (also known as weighted average life).

The Fund’s adviser has flexibility with respect to the Fund’s duration. Currently, the Fund’s adviser aims to maintain a duration of between 5.00 and 5.50 years over the long term, although the adviser has the flexibility to maintain a longer or shorter duration when it believes it is advisable to do so. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

36	J.P. MORGAN INCOME FUNDS

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

JULY 1, 2016	37

JPMorgan Government Bond Fund (continued)

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Bloomberg Barclays U.S. Government Bond Index and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2011	6.51%
Worst Quarter	2nd quarter, 2013	–2.81%

The Fund’s year-to-date total return through 3/31/16 was 2.94%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	1.02%	3.32%	4.58%
Return After Taxes on Distributions	(0.40)	1.94	3.08
Return After Taxes on Distributions and Sale of Fund Shares	0.85	2.06	3.01
CLASS A SHARES
Return Before Taxes	(3.10)	2.26	3.91
CLASS C SHARES
Return Before Taxes	(0.96)	2.30	3.56
BLOOMBERG BARCLAYS U.S. GOVERNMENT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.86	2.77	4.10
LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	0.29	2.85	3.96

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Michael Sais	1996	Managing Director
Robert Manning	2013	Executive Director

38	J.P. MORGAN INCOME FUNDS

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2016	39

JPMorgan High Yield Fund

Class/Ticker: A/OHYAX; C/OGHCX; I/OHYFX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.47	0.45	0.47
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.22	0.20	0.22
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.33	1.81	1.08
Fee Waivers and Expense Reimbursements[1]	(0.33)	(0.31)	(0.33)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.00	1.50	0.75

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.00%, 1.50% and 0.75% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

40	J.P. MORGAN INCOME FUNDS

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	473	716	1,014	1,859
CLASS C SHARES ($)	253	508	921	2,074
CLASS I SHARES ($)	77	276	530	1,256

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	473	716	1,014	1,859
CLASS C SHARES ($)	153	508	921	2,074
CLASS I SHARES ($)	77	276	530	1,256

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments and commitments to purchase loan assignments.

Under normal circumstances, the Fund invests at least 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

Up to 20% of the Fund’s total assets may be invested in other securities, including investment grade securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund may have a longer or shorter average weighted maturity under certain market conditions.

The Fund may invest no more than 30% of its net assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Such securities may include so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options and swaps to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in swaps structured as credit default swaps related to individual Loans or other securities or indexes of Loans or other securities to gain exposure to such Loans and other securities, to mitigate risk exposure or to manage cash flow needs.

Although the Fund predominantly invests in debt securities and income producing securities, it may also invest in common stock from time to time. In addition, the Fund may acquire and hold such securities (or rights to acquire such securities) in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of distressed fixed income securities, or upon the exercise of a right or warrant obtained on account of a fixed income security.

The adviser focuses on value in buying and selling securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, the adviser performs an in-depth analysis of the issuer, including business prospects, management, capital requirements, capital structure, enterprise value and security structure and covenants. In addition, the adviser monitors investments on an ongoing basis by staying abreast of positive and negative credit developments expediting the review of the Fund’s investments that are considered to be the most risky. Generally, the adviser will sell a security when, based on fundamental credit analysis and the considerations described above, the adviser believes the issuer’s credit quality will deteriorate materially or when the

JULY 1, 2016	41

JPMorgan High Yield Fund (continued)

adviser believes that there is better relative value available in the market in securities of comparable quality.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the issuer of a loan participation. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some of the instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole,

42	J.P. MORGAN INCOME FUNDS

such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Derivatives Risk. Derivatives, including options, futures contracts and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Bloomberg Barclays U.S. Corporate High Yield—2% Issuer Capped Index and the Lipper High Yield Bond Index, an index

JULY 1, 2016	43

JPMorgan High Yield Fund (continued)

based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Best Quarter	2nd quarter, 2009	17.64%
Worst Quarter	4th quarter, 2008	–16.06%

The Fund’s year-to-date total return through 3/31/16 was 2.34%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	(4.54)%	4.31%	6.50%
Return After Taxes on Distributions	(6.88)	1.39	3.49
Return After Taxes on Distributions and Sale of Fund Shares	(2.48)	2.27	3.91
CLASS A SHARES
Return Before Taxes	(8.27)	3.25	5.84
CLASS C SHARES
Return Before Taxes	(6.31)	3.47	5.59
BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD — 2% ISSUER CAPPED INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(4.43)	5.03	6.95
LIPPER HIGH YIELD BOND INDEX
(Reflects No Deduction for Taxes)	(4.86)	4.45	5.51

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
William J. Morgan	1998	Managing Director
James P. Shanahan	1998	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44	J.P. MORGAN INCOME FUNDS

JPMorgan Income Fund

Class/Ticker: A/JGIAX; C/JGCGX; I/JMSIX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial High- lights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.35%	0.35%	0.35%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.08	1.45	1.32
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.83	1.20	1.07
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.69	2.56	1.68
Fee Waivers and Expense Reimbursements[1]	(0.94)	(1.31)	(1.28)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75	1.25	0.40

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 1.25% and 0.40% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers for Class A and Class C are in effect through 6/30/17 and these waivers for Class I Shares are in effect through 10/23/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	799	1,173	2,222
CLASS C SHARES ($)	227	672	1,243	2,797
CLASS I SHARES ($)	41	404	792	1,880

JULY 1, 2016	45

JPMorgan Income Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	799	1,173	2,222
CLASS C SHARES ($)	127	672	1,243	2,797
CLASS I SHARES ($)	41	404	792	1,880

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund seeks to achieve its objective by investing opportunistically among multiple debt markets and sectors that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) believes have high potential to produce income and have low correlations to each other in order to manage risk. The Fund is flexible and not managed to a benchmark. This allows the Fund to shift its allocations based on changing market conditions, which may result in investing in a single or multiple markets and sectors. The Fund also uses a strategy of managing distributions throughout the year to help reduce fluctuations in monthly dividends. “Income” in the Fund’s name refers to the Fund’s strategy of seeking to provide a predictable level of dividend income by investing opportunistically across different markets and sectors and utilizing income management strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity. The Fund may invest in fixed and floating rate debt securities issued in both U.S. and foreign markets, including countries whose economies are less developed (emerging markets). The Fund invests primarily in U.S. dollar denominated securities, although the Fund may also invest in non-dollar denominated securities. The Fund currently anticipates that it will invest no more than 10% of its total assets in non-dollar denominated securities, although, from time to time, the Fund may invest a greater percentage of its assets in non-dollar denominated securities to take advantage of market conditions.

In connection with managing volatility, the Fund seeks to maintain a duration of ten years or less, although, under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than ten years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

Although the Fund has the flexibility to invest above 65% of its total assets in investments that are rated below investment grade (also known as junk bonds or high yield securities) or the unrated equivalent to take advantage of market opportunities, under normal market conditions the Fund invests at least 35% of its total assets in investments that, at the time of purchase, are rated investment grade or the unrated equivalent.

Below investment grade securities may include so-called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.

A significant portion of the Fund’s assets may be invested in asset-backed securities, mortgage-related securities and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund also may invest in inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. The Fund may also invest in structured investments and adjustable rate mortgage loans (ARMs). The Fund may invest a significant amount of its assets in sub-prime mortgage-related securities.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund may also invest in mortgage pass-through securities including securities eligible to be sold on the “to-be-announced” or TBA market (mortgage TBAs). The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short.

46	J.P. MORGAN INCOME FUNDS

The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers. The Fund may invest in loan participations and assignments (Loans) and commitments to purchase Loans (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans.

The Fund may also invest in convertible securities and preferred stock that the adviser believes will produce income or generate return. The Fund also may use bank obligations, commercial paper, corporate debt securities, custodial receipts, inverse floating rate instruments, municipal securities, private placements, restricted securities and other unregistered securities, real estate investment trusts (REITs), short-term funding agreements, when-issued securities, delayed delivery securities and forward commitments, and zero-coupon, pay-in-kind and deferred payment securities. The securities in which the Fund invests may include debt securities issued by governments and their agencies, supranational organizations, corporations, and banks.

The Fund has flexibility to utilize derivatives and at times, use of such derivatives may be a principal strategy. Derivatives are instruments that have a value based on another instrument, exchange rate or index. Derivatives will be used primarily for hedging, including duration hedging, but may also be used as substitutes for securities in which the Fund can invest. Such derivatives may include futures contracts, options, swaps including interest rate and credit default swaps, and forward contracts. The Fund may also use derivatives for other hedging purposes (e.g., decreasing or increasing exposure to certain securities), to increase income and gain to the Fund, as part of its risk management process by establishing or adjusting exposure to particular securities, markets or currencies and/or to manage cash flows.

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s assets may be invested in cash and cash equivalents.

In buying and selling investments for the Fund, the adviser uses a flexible, opportunistic approach that combines strategy and sector rotation (asset allocation). Strategy rotation refers to the shifting of investments among the multiple debt markets in which the Fund may invest. Sector rotation refers to the shifting of investments from one or more sectors (for example, high yield) into one or more other sectors (for example, emerging markets). For each strategy/sector, dedicated specialists provide security research and recommendations to the lead portfolio managers. Buy and sell decisions are based on fundamental, quantitative and technical analysis, including the expected potential to generate income. As part of its risk management strategy, the adviser typically will invest in multiple strategies/sectors, but, as part of the Fund’s opportunistic strategy, the adviser has flexibility to invest in a single or small number of strategies/sectors from time to time. Due to the Fund’s flexible asset allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy or type of investment may become more pronounced when the Fund utilizes a single strategy or type of investment or only a few strategies or types of investments. Generally, the adviser will sell a security when, based on fundamental, quantitative and technical analysis and the considerations described above, the adviser believes the issuer’s credit quality will deteriorate materially or when the adviser believes that there is better relative value available in the market in securities of comparable quality.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objectives, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other

JULY 1, 2016	47

JPMorgan Income Fund (continued)

countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Strategy Risk. The Fund’s strategy of seeking to provide a predictable level of dividend income may not be successful. The income payable on debt securities in general and the availability of investment opportunities varies based on market conditions. In addition, the Fund may not be effective in identifying income producing securities and managing distributions; as a result, the level of dividend income may fluctuate. The Fund’s investments are subject to various risks including the risk that the counterparty will not pay income when due which may adversely impact the level and predictability of dividend income paid by the Fund. The Fund does not guarantee that distributions will always be paid or paid at a predictable level.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the issuer of a loan participation.

No active trading market may exist for some of the instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Loans that are deemed to be liquid at the time of purchase may become illiquid. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Foreign Securities and Emerging Markets Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such countries. The Fund may also invest in non-dollar denominated securities. Investments in non-dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

48	J.P. MORGAN INCOME FUNDS

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

CMOs and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

JULY 1, 2016	49

JPMorgan Income Fund (continued)

Equity Market Risk. The Fund’s investments in preferred shares and convertible securities are subject to equity market risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Municipal Securities Risk. The risk of a municipal security generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

REIT Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Derivatives Risk. Derivatives, including futures contracts, options, swaps including interest rate and credit default swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have

50	J.P. MORGAN INCOME FUNDS

a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I Shares (formerly, Select Class Shares) over the past calendar year. The table shows average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg Barclays U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2015	2.05%
Worst Quarter	3rd quarter, 2015	–1.27%

The Fund’s year-to-date return through 3/31/16 was 2.52%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Life of the Fund (since 6/2/14)
CLASS I SHARES
Return Before Taxes	(0.61)%	(0.08)%
Return After Taxes on Distribution	(2.91)	(2.36)
Return After Taxes on Distribution And Sale of Fund Shares	(0.32)	(1.06)
CLASS A SHARES
Return Before Taxes	(4.48)	(2.59)
CLASS C SHARES
Return Before Taxes	(2.39)	(0.84)
BLOOMBERG BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees,
Expenses or Taxes)	0.55	1.82
LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	(1.83)	(2.11)

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual

JULY 1, 2016	51

JPMorgan Income Fund (continued)

federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
J. Andrew Norelli	2014	Managing Director
Andrew Headley	2017	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial

Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

52	J.P. MORGAN INCOME FUNDS

JPMorgan Inflation Managed Bond Fund

Class/Ticker: A/JIMAX; C/JIMCX; I/JRBSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to maximize inflation protected total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Deferred Sales Charge (Load) Imposed on Purchases as a % of Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.35%	0.35%	0.35%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.55	0.43	0.37
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.30	0.18	0.12

Total Annual Fund Operating Expenses	1.15	1.53	0.72
Fee Waivers and/or Expense Reimbursements[1]	(0.40)	(0.13)	(0.12)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75	1.40	0.60

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating
Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 1.40% and 0.60% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	688	947	1,686
CLASS C SHARES ($)	243	471	822	1,812
CLASS I SHARES ($)	61	218	389	883

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	688	947	1,686
CLASS C SHARES ($)	143	471	822	1,812
CLASS I SHARES ($)	61	218	389	883

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

JULY 1, 2016	53

JPMorgan Inflation Managed Bond Fund (continued)

What are the Fund’s main investment strategies?

The Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk. As used in the Fund’s goal, “total return” includes income and capital appreciation. The Fund seeks to hedge this risk by using swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) in combination with its core portfolio of fixed income securities. This strategy is intended to create the equivalent of a portfolio of inflation-protected fixed income securities. Secondarily, the Fund may purchase other investments including actual inflation-protected securities such as Treasury Inflation Protected Securities (TIPS).

“Inflation Managed” in the Fund’s name does not refer to a type of security in which the Fund invests, but rather describes the Fund’s overall strategy of creating a portfolio of inflation-protected securities. Under normal circumstances, the Fund will invest at least 80% of its “Assets” in bonds. “Assets” means net assets, plus the amount of borrowings for investment purposes.

As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. government and agency debt securities, asset-backed securities, and mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. Additional information about these types of investments may be found in “Investment Practices” in the Fund’s prospectus. Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Strategy Risk. The Fund’s investment strategies may not work to generate inflation-protected return. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds.

54	J.P. MORGAN INCOME FUNDS

Derivatives Risk. The Fund may have significant exposure to derivatives. Derivatives, including swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Inflation-Protected Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of payments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a

JULY 1, 2016	55

JPMorgan Inflation Managed Bond Fund (continued)

particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the Barclays 1-10 Year U.S. TIPS Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Inflation Managed Bond Composite Benchmark (a composite benchmark determined by adding the Bloomberg Barclays Intermediate Government/Credit Index and 80% of the Barclays Inflation Swap 5 Year Zero Coupon Index) and the Lipper Inflation-Protected Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	2.57%
Worst Quarter	2nd quarter, 2013	-3.49%

The Fund’s year-to-date return through 3/31/16 was 2.35%.

56	J.P. MORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For the period ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 3/31/10)
CLASS I SHARES
Return Before Taxes	(0.20)%	1.51%	2.03%
Return After Taxes on Distributions	(0.79)	0.83	1.32
Return After Taxes on Distributions and Sale of Fund Shares	(0.11)	0.90	1.30
CLASS A SHARES
Return Before Taxes	(4.09)	0.57	1.22
CLASS C SHARES
Return Before Taxes	(1.92)	0.71	1.24
BLOOMBERG BARCLAYS 1-10 YEAR U.S. TIPS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.52)	1.64	2.17
BLOOMBERG BARCLAYS U.S. INTERMEDIATE AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	1.21	2.74	3.12
INFLATION MANAGED BOND COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.01)	1.41	1.73
LIPPER INFLATION-PROTECTED BOND FUNDS INDEX
(Reflects No Deduction for Taxes)	(1.77)	1.96	2.71

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Scott E. Grimshaw	2010	Executive Director
Deepa Majmudar	2010	Managing Director
Steven Lear	2013	Managing Director
David Rooney	2015	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2016	57

JPMorgan Limited Duration Bond Fund

Class/Ticker: A/ONUAX; C/OGUCX; I/HLGFX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	2.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $500,000)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.45	0.44	0.38
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.20	0.19	0.13

Acquired Fund Fees and Expenses	0.02	0.02	0.02

Total Annual Fund Operating Expenses	0.97	1.46	0.65
Fee Waivers and Expense Reimbursements[1]	(0.27)	(0.26)	(0.20)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.70	1.20	0.45

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.70%, 1.20% and 0.45% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

58	J.P. MORGAN INCOME FUNDS

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	295	501	724	1,364
CLASS C SHARES ($)	222	436	773	1,724
CLASS I SHARES ($)	46	188	342	791

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	295	501	724	1,364
CLASS C SHARES ($)	122	436	773	1,724
CLASS I SHARES ($)	46	188	342	791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund mainly invests in mortgage-backed securities, asset-backed securities, mortgage-related securities, adjustable rate mortgages, money market instruments, and structured investments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, and mortgage pass-through securities. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund seeks to maintain a duration of three years or less, although, under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). However, the Fund may also purchase mortgage-backed securities and asset-backed securities that are issued by nongovernmental entities. Such securities may or may not have private insurer guarantees of timely payments.

Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund may invest up to 25% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

JULY 1, 2016	59

JPMorgan Limited Duration Bond Fund (continued)

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

60	J.P. MORGAN INCOME FUNDS

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including futures contracts, options and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index. The Lipper index is based on the total returns of certain mutual funds within the designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	6.74%
Worst Quarter	4th quarter, 2008	–7.77%

The Fund’s year-to-date total return through 3/31/16 was 0.34%.

JULY 1, 2016	61

JPMorgan Limited Duration Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	0.54%	2.57%	2.98%
Return After Taxes on Distributions	0.13	2.04	1.98
Return After Taxes on Distributions and Sale of Fund Shares	0.31	1.76	1.91
CLASS A SHARES
Return Before Taxes	(1.97)	1.82	2.49
CLASS C SHARES
Return Before Taxes	(1.22)	1.79	2.22
BLOOMBERG BARCLAYS 1–3 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.65	0.98	2.74
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	0.15	2.21	3.50

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Michael Sais	1995	Managing Director
Robert Manning	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

62	J.P. MORGAN INCOME FUNDS

JPMorgan Mortgage-Backed Securities Fund

Class/Ticker: A/OMBAX; C/OBBCX; I/OMBIX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial High- lights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.35%	0.35%	0.35%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.39	0.41	0.37
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.14	0.16	0.12
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.00	1.52	0.73
Fee Waivers and Expense Reimbursements[1]	(0.35)	(0.37)	(0.33)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements [1]	0.65	1.15	0.40

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.65%, 1.15% and 0.40% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	439	648	874	1,523
CLASS C SHARES ($)	217	444	794	1,781
CLASS I SHARES ($)	41	200	373	875

JULY 1, 2016	63

JPMorgan Mortgage-Backed Securities Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	439	648	874	1,523
CLASS C SHARES ($)	117	444	794	1,781
CLASS I SHARES ($)	41	200	373	875

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade mortgage-backed securities or unrated mortgage-backed securities which the adviser determines to be of comparable quality. Under normal circumstances, the Fund invests at least 80% of its Assets in mortgage-backed securities. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

As part of its principal investment strategy, the Fund may invest in securities issued or guaranteed by U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or non-governmental securities, commercial mortgage securities, collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, mortgage pass-through securities and other securities representing an interest in or secured by mortgages including asset-backed securities backed by home equity loans. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

The Fund’s average weighted maturity will normally range between two and ten years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks

64	J.P. MORGAN INCOME FUNDS

including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular

JULY 1, 2016	65

JPMorgan Mortgage-Backed Securities Fund (continued)

industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Bloomberg Barclays U.S. MBS Index and the Lipper U.S. Mortgage Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of the Class C Shares is based on the Class I Shares prior to the inception of Class C Shares. The actual return of Class C Shares would have been different than those shown because Class C Shares have different expenses than Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	4.73%
Worst Quarter	2nd quarter, 2013	–1.43%

The Fund’s year-to-date total return through 3/31/16 was 2.00%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	2.08%	3.48%	5.39%
Return After Taxes on Distributions	0.76	2.08	3.66
Return After Taxes on Distributions and Sale of Fund Shares	1.19	2.10	3.51
CLASS A SHARES
Return Before Taxes	(2.02)	2.41	4.72
CLASS C SHARES
Return Before Taxes	0.24	2.71	4.60
BLOOMBERG BARCLAYS U.S. MBS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	1.51	2.96	4.64
LIPPER U.S. MORTGAGE FUNDS INDEX
(Reflects No Deduction for Taxes)	1.35	3.22	4.34

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

66	J.P. MORGAN INCOME FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Figuly	2015	Managing Director
Michael Sais	2005	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2016	67

JPMorgan Short Duration Bond Fund

Class/Ticker: A/OGLVX; C/OSTCX; I/HLLVX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	2.25%	NONE	NONE
Maximum Deferred Sale Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $500,000)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.42	0.41	0.41
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.17	0.16	0.16

Total Annual Fund Operating Expenses	0.92	1.41	0.66
Fee Waivers and Expense Reimbursements[1]	(0.12)	(0.11)	(0.11)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.80	1.30	0.55

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.80%, 1.30% and 0.55% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	305	500	711	1,320
CLASS C SHARES ($)	232	435	761	1,681
CLASS I SHARES ($)	56	200	357	812

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	305	500	711	1,320
CLASS C SHARES ($)	132	435	761	1,681
CLASS I SHARES ($)	56	200	357	812

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

68	J.P. MORGAN INCOME FUNDS

What are the Fund’s main investment strategies?

As part of its main investment strategy, the Fund may principally invest in U.S. treasury obligations, U.S. government agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, mortgage-related securities, and structured instruments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), commercial mortgage-backed securities and mortgage pass-through securities. U.S. government agency securities may be issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac).

Under normal circumstances, the Fund invests at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund seeks to maintain a duration of three years or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Consistent with the Fund’s short duration strategy, the Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund expects to invest less than 5% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments

JULY 1, 2016	69

JPMorgan Short Duration Bond Fund (continued)

may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

70	J.P. MORGAN INCOME FUNDS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2008	2.28%
Worst Quarter	2nd quarter, 2013	–0.51%

The Fund’s year-to-date total return through 3/31/16 was 0.84%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	0.52%	0.91%	2.64%
Return After Taxes on Distributions	0.11	0.45	1.81
Return After Taxes on Distributions and Sale of Fund Shares	0.31	0.53	1.74
CLASS A SHARES
Return Before Taxes	(2.09)	0.20	2.15
CLASS C SHARES
Return Before Taxes	(1.34)	0.17	1.87
BLOOMBERG BARCLAYS 1–3 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.65	0.98	2.74
LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	0.20	0.68	2.26

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Gregg Hrivnak	2006	Managing Director
Richard Figuly	2006	Managing Director
Susan Parekh	2016	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

JULY 1, 2016	71

JPMorgan Short Duration Bond Fund (continued)

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

72	J.P. MORGAN INCOME FUNDS

JPMorgan Short Duration High Yield Fund

Class/Ticker: A/JSDHX; C/JSDCX; I/JSDSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	2.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $500,000)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.50	0.63	0.44
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.25	0.38	0.19
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.26	1.89	0.95
Fee Waivers and Expense Reimbursements[1]	(0.36)	(0.49)	(0.30)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.90	1.40	0.65

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.90%, 1.40% and 0.65% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	315	581	867	1,682
CLASS C SHARES ($)	243	546	976	2,172
CLASS I SHARES ($)	66	273	496	1,139

JULY 1, 2016	73

JPMorgan Short Duration High Yield Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	315	581	867	1,682
CLASS C SHARES ($)	143	546	976	2,172
CLASS I SHARES ($)	66	273	496	1,139

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in preferred stock, common stock and loan participations and assignments and commitments to purchase loan assignments.

Under normal circumstances, the Fund invests at least 80% of its Assets in high yield securities. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. A “high yield security” means the security is rated below investment grade or unrated at the time of purchase, but that the Fund’s adviser, J.P. Morgan Investment Management Inc. (the adviser or JPMIM) believes to be of comparable quality. Such securities are also referred to as “junk bonds” or “below investment grade bonds”. Some examples of high yield securities include bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments), convertible securities and preferred stocks that are rated below investment grade or unrated. Such securities may be issued by small capitalization companies (e.g., companies with market capitalizations of under 2.6 billion or that are included in small cap market indices).

The Fund may invest up to 100% of the Fund’s total assets in below investment grade securities or unrated securities that JPMIM deems to be of equivalent quality. Such securities may include so called “distressed debt.” “Distressed debt” includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. As part of its principal investment strategy, the Fund invests in debt securities structured as corporate debt securities, private placements, restricted securities, and other unregistered securities, variable and floating rate instruments, when-issued securities, delayed delivery securities and forward commitments, zero-coupon, pay-in-kind and deferred payment securities.

The Fund seeks to maintain a duration of three years or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The Fund generally invests in securities issued in U.S. dollars including U.S. dollar denominated securities of foreign issuers in developed and emerging markets. Up to 20% of the Fund’s total assets may be invested in non-dollar denominated securities. Generally, the Fund attempts to minimize currency exposure to foreign and emerging markets through hedging.

Although the Fund predominantly invests in debt securities and income producing securities, it may also invest in common stock from time to time. In addition, the Fund may acquire and hold such securities (or rights to acquire such securities) in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of distressed fixed income securities, or upon the exercise of a right or warrant obtained on account of a fixed income security.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and foreign currency transactions in the management of portfolio investments. The Fund may also use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may use swaps structured as credit default swaps related to individual bonds, Loans or other securities or indexes of bonds, Loans or securities to mitigate risk exposure and manage cash flow needs. In addition, the Fund may use currency derivatives to hedge non-dollar investments back to the U.S. dollar.

The adviser focuses on value in buying and selling securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, the adviser performs an in-depth analysis of the issuer including business

74	J.P. MORGAN INCOME FUNDS

prospects, management, capital requirements, capital structure, enterprise value and security structure and covenants. In addition, the adviser monitors investments on an ongoing basis by staying abreast of positive and negative credit developments expediting the review of the Fund’s investments that are considered to be the most risky. Generally, the adviser will sell a security when, based on fundamental credit analysis and the considerations described above, the adviser believes the issuer’s credit quality will deteriorate materially or when the adviser believes that there is better relative value available in the market in securities of comparable quality.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the issuer of a loan participation. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate

JULY 1, 2016	75

JPMorgan Short Duration High Yield Fund (continued)

at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Smaller Company Risk. Investments in smaller cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Foreign Securities and Emerging Markets Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such countries. The Fund may also invest in non-dollar denominated securities. Investments in non-dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Derivatives Risk. Derivatives, including futures contracts, options, swaps and foreign currency transactions, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be particularly sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Zero-Coupon Securities Risk. The market value of a zero-coupon security is generally more volatile than the market value of other fixed income securities. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

76	J.P. MORGAN INCOME FUNDS

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) have varied from year to year for the past two calendar years. The table shows average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg Barclays U.S. Aggregate Index, the BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index and the Lipper High Yield Bond Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2015	1.58%
Worst Quarter	3rd quarter, 2015	–3.16%

The Fund’s year-to-date return through 3/31/16 was 1.73%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Life of the Fund (since 3/1/13)
CLASS I SHARES
Return Before Taxes	(2.49)%	0.52%
Return After Taxes on Distribution	(4.40)	(1.31)
Return After Taxes on Distribution And Sale of Fund Shares	(1.38)	(0.40)
CLASS A SHARES
Return Before Taxes	(4.84)	(0.49)
CLASS C SHARES
Return Before Taxes	(4.26)	(0.24)
BLOOMBERG BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.55	1.57
BOFA MERRILL LYNCH 1-5 YEAR U.S. CASH PAY HIGH YIELD CONSTRAINED INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(5.29)	0.50
LIPPER HIGH YIELD BOND INDEX
(Reflects No Deduction for Taxes)	(4.86)	0.58

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who

JULY 1, 2016	77

JPMorgan Short Duration High Yield Fund (continued)

hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title of Investment Adviser
William J. Morgan	2013	Managing Director
Frederick A. Sabetta	2013	Managing Director
James P. Shanahan, Jr.	2013	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial

Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

78	J.P. MORGAN INCOME FUNDS

JPMorgan Strategic Income Opportunities Fund

Class/Ticker: A/JSOAX; C/JSOCX; I/JSOSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide high total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.45%	0.45%	0.45%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.49	0.42	0.38
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.24	0.17	0.13
Acquired Fund Fees and Expenses	0.09	0.09	0.09

Total Annual Fund Operating Expenses	1.28	1.71	0.92
Fee Waivers and Expense Reimbursements[1]	(0.27)	(0.20)	(0.16)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.01	1.51	0.76

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.00%, 1.50% and 0.75% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

JULY 1, 2016	79

JPMorgan Strategic Income Opportunities Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	474	740	1,026	1,839
CLASS C SHARES ($)	254	519	909	2,003
CLASS I SHARES ($)	78	277	494	1,117

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	474	740	1,026	1,839
CLASS C SHARES ($)	154	519	909	2,003
CLASS I SHARES ($)	78	277	494	1,117

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 53% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund has an absolute return orientation which means that it is not managed relative to an index. The Fund attempts to achieve a positive total return in diverse market environments over time. In connection with this strategy, the Fund has flexibility to allocate its assets among a broad range of fixed income securities and derivatives as well as in a single or limited number of strategies/sectors including cash and short term investments. In particular, the Fund may invest all or substantially all of its assets in cash and short-term investments consistent with its absolute return orientation. Total return is a combination of capital appreciation and current income. “Strategic” in the Fund’s name means that the Fund, in addition to seeking current income as an element of total return, will also seek capital appreciation as an element of total return. The Fund may invest in a wide range of debt securities of issuers from the U.S. and other markets, both developed and emerging, as well as derivatives. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that the adviser believes will produce income or generate return.

The Fund may also use futures contracts, options, swaps, and foreign currency transactions for hedging, risk management, or to attempt to increase income and gain to the Fund. Swaps may be structured as credit default swaps (CDSs) on individual securities or a basket or index of securities, interest rate swaps, total return swaps and price lock swaps.

Although the Fund may invest up to 100% of its total assets in securities that are rated below investment grade (junk bonds) or the unrated equivalent, the Fund will generally invest at least 25% of the Fund’s total assets in securities that, at the time of purchase, are rated investment grade or better or the unrated equivalent.

The adviser uses the following six strategy/sector allocations in managing the Fund.

•	Cash — includes cash, money market instruments, and other short-term securities of high quality.

•	Rates management — includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

•	Credit securities — includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in credit securities.

•

Relative value strategies — includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

•

Foreign and emerging market securities — includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign and emerging market securities.

•

Non-traditional income — includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

In buying and selling investments for the Fund, the adviser uses both security selection and derivatives to adjust allocations among each of the above strategies/sectors with an absolute return orientation. For each strategy/sector, sector specialists provide security research and recommendations to the lead portfolio managers. The Fund’s investments will not necessarily be allocated among all six strategies/sectors at any given time. Rather, the Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/sectors, consistent with the limitations identified above. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy/sector may become more pronounced when

80	J.P. MORGAN INCOME FUNDS

the Fund utilizes a single strategy/sector or only a few strategies/sectors.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives structured as futures, options, swaps and price locks as part of its rate management and relative value strategies and to gain or adjust exposure to markets, sectors, securities, and currencies. The Fund uses CDSs to initiate long exposures (overweights) in areas of the market that the adviser believes are attractively valued and short positions (underweights) in areas that the adviser believes are not attractive from a valuation perspective. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also utilize foreign currency transactions including currency options and forward foreign currency contracts to hedge non-dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies.

The Fund may also use derivatives either alone or in combination with securities as part of its “relative value” strategies. Relative value strategies seek to exploit pricing discrepancies between individual securities or market sectors. The Fund’s relative value strategies use combinations of securities and investments and include: (1) credit-oriented trades such as purchasing a CDS related to one bond or set of bonds and selling a CDS on a similar bond or set of bonds, (2) mortgage-dollar rolls in which the Fund sells mortgage-backed securities and the same time contracts to buy back very similar securities on a future date, (3) long/short strategies such as selling a bond with one maturity and buying a bond with a different maturity to take advantage of the yield/return between the maturity dates, and (4) other combinations of fixed income securities and derivatives.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations, principal-only and interest-only stripped mortgage-backed securities and mortgage pass-through securities including mortgage TBAs. The Fund may also invest in asset-backed securities and structured investments.

The Fund may invest in a broad variety of securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short.

The Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. The Fund may also originate loans, in which the Fund may lend money directly to an obligor by investing in limited liability companies or corporations that make loans directly to obligors. The Fund may invest in common shares or preferred shares of unaffiliated closed-end funds.

The Fund may invest any portion of its total assets in cash and cash equivalents.

The Fund may invest in exchange traded funds (ETFs) in order to gain exposure to particular foreign markets or asset classes. The ETFs in which the Fund will invest are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Fund may invest in municipal securities and inflation-linked securities such as Treasury Inflation Protected Securities (TIPS).

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates,

JULY 1, 2016	81

JPMorgan Strategic Income Opportunities Fund (continued)

global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some of the instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or deliver when due or default completely. The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets”. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly

82	J.P. MORGAN INCOME FUNDS

over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk. Derivatives, including futures, options, swaps, price locks, credit default swaps and foreign currency transactions, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Options Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets and even a well conceived transaction may be unsuccessful because of market behavior or unexpected events. Options may be volatile and there can no assurance that a liquid secondary market will exist for any particular option at any particular time, even if the contract is traded on an exchange. Exchanges may halt trading in options thereby making it impossible for the Fund to enter into or close out option positions and impairing the Fund’s access to assets held to cover such options positions. The Fund may also be at risk that counterparties entering into an option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options.

Strategy Risk. The Fund may use relative value and other strategies that combine derivatives and/or securities to manage duration, sector and yield curve exposure and credit and spread volatility. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Relative value strategies involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks described under “Derivatives Risk”.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult

JULY 1, 2016	83

JPMorgan Strategic Income Opportunities Fund (continued)

or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an other investment company.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

ETF Risk. The Fund may invest in shares of other investment companies, including common shares and preferred shares of closed-end funds. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss.

Municipal Securities Risk. The risk of a municipal security generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Risk Associated with the Fund Holding Cash. The Fund will at times hold some of its assets in cash, which may hurt the Fund’s performance. Cash positions may also subject the Fund to additional risks and costs.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

84	J.P. MORGAN INCOME FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past seven calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the Bloomberg Barclays U.S. Universal Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, and the Lipper Alternative Credit Focus Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	10.12%
Worst Quarter	3rd quarter, 2011	–4.55%

The Fund’s year-to-date return through 3/31/16 was 1.20%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For the period ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 10/10/08)
CLASS I SHARES
Return Before Taxes	(2.20)%	1.76%	5.03%
Return After Taxes on Distributions	(3.59)	0.56	3.68
Return After Taxes on Distributions and Sale of Fund Shares	(1.23)	0.88	3.40
CLASS A SHARES
Return Before Taxes	(6.06)	0.73	4.20
CLASS C SHARES
Return Before Taxes	(3.84)	1.00	4.25
BLOOMBERG BARCLAYS U.S. UNIVERSAL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.43	3.46	5.26
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.05	0.07	0.12
LIPPER ALTERNATIVE CREDIT FOCUS FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.54)	N/A	N/A

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
William Eigen	2008	Managing Director
Jarred Sherman	2009	Managing Director
Richard Meth	2015	Managing Director
Jeffrey Wheeler	2015	Executive Director
Charles McCarthy	2015	Managing Director

JULY 1, 2016	85

JPMorgan Strategic Income Opportunities Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

86	J.P. MORGAN INCOME FUNDS

JPMorgan Total Return Fund

Class/Ticker: A/JMTAX; C/JMTCX; I/JMTSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide high total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.51	0.51	0.46
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.26	0.26	0.21
Acquired Fund Fees and Expenses	0.05	0.05	0.05

Total Annual Fund Operating Expenses	1.11	1.61	0.81
Fee Waivers and Expense Reimbursements[1]	(0.45)	(0.30)	(0.25)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.66	1.31	0.56

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.66%, 1.31% and 0.56% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	440	672	922	1,637
CLASS C SHARES ($)	233	479	848	1,886
CLASS I SHARES ($)	57	234	425	978

JULY 1, 2016	87

JPMorgan Total Return Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	440	672	922	1,637
CLASS C SHARES ($)	133	479	848	1,886
CLASS I SHARES ($)	57	234	425	978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 427% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund has wide latitude to invest in all types of debt securities that the adviser believes have the potential to provide a high total return over time. As part of its principal investment strategy, the Fund may invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, asset-backed, mortgage-related and mortgage-backed securities and structured investments. Mortgage-related and mortgage-backed securities may be structured as adjustable rate mortgage loans, collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities including mortgage TBAs. These securities may be of any maturity.

The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion. The Fund may invest a significant amount of its assets in sub-prime mortgage-related securities. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives structured as futures, options, swaps and price locks to help manage duration, sector and yield curve exposure and credit and spread volatility. Swaps may be structured as credit default swaps (CDSs) on individual securities, a basket or index of securities, interest rate swaps, total return swaps and price lock swaps. The Fund uses CDSs to initiate long exposures (overweights) in areas of the market that the adviser believes are attractively valued and short positions (underweights) in areas that the adviser believes are not attractive from a valuation perspective. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also utilize foreign currency transactions including currency options and forward foreign currency contracts to hedge non-dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies.

The Fund may also use derivatives either alone or in combination with securities as part of its “relative value” strategies. Relative value strategies seek to exploit pricing discrepancies between individual securities or market sectors. The Fund’s relative value strategies use combinations of securities and investments and include: (1) credit-oriented trades such as purchasing a CDS related to one bond or set of bonds and selling a CDS on a similar bond or set of bonds, (2) mortgage-dollar rolls in which the Fund sells mortgage-backed securities and the same time contracts to buy back very similar securities on a future date, (3) long/short strategies such as selling a bond with one maturity and buying a bond with a different maturity to take advantage of the yield/return between the maturity dates, and (4) other combinations of fixed income securities and derivatives.

Up to 35% of the Fund’s total assets may be invested in foreign securities, including emerging markets debt securities. Up to 25% of the Fund’s total assets may be invested in non-dollar denominated securities. Such investments may be issued or guaranteed by a wide variety of entities including governments and their agencies and instrumentalities, corporations, financial institutions and supranational organizations.

Under normal circumstances, 65% of the Fund’s net assets will be invested in securities that, at the time of purchase, are rated investment grade (or the unrated equivalent). Up to 35% of the Fund’s net assets may be invested in securities rated below investment grade (junk bonds) including so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. The Fund may also invest in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities. The Fund may also invest in inflation-linked debt securities of varying maturities issued by the U.S. government, its

88	J.P. MORGAN INCOME FUNDS

agencies and instrumentalities such as Treasury Inflation Protected Securities (TIPS) or issued by other entities such as corporations, foreign governments and other foreign issuers.

The Fund may invest in loan assignments and participations (Loans) and commitments to purchase loan assignments. Loans will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. As part of its principal investment strategy, the Fund may invest any portion of its total assets in cash and cash equivalents.

The adviser buys and sells investments for the Fund by analyzing both individual securities and different market sectors within broader interest rate, investment and sector themes established by the adviser’s macro team. The adviser looks for individual investments that it believes will perform well over market cycles based on a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Derivatives Risk. Derivatives, including futures, options, swaps, forward foreign currency contracts and price locks, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

JULY 1, 2016	89

JPMorgan Total Return Fund (continued)

Strategy Risk. The Fund may use relative value and other strategies that combine derivatives and/or securities to manage duration, sector and yield curve exposure and credit and spread volatility. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Relative value strategies involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks described under “Derivatives Risk”.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets”. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some of the instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith

90	J.P. MORGAN INCOME FUNDS

and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Options Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets and even a well conceived transaction may be unsuccessful because of market behavior or unexpected events. Options may be volatile and there can be no assurance that a liquid secondary market will exist for any particular option at any particular time, even if the contract is traded on an exchange. Exchanges may halt trading in options thereby making it impossible for the Fund to enter into or close out option positions and impairing the Fund’s access to assets held to cover such options positions. The Fund may also be at risk that counterparties entering into an option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Risk Associated with the Fund Holding Cash. The Fund will at times hold some of its assets in cash, which may hurt the Fund’s performance. Cash positions may also subject the Fund to additional risks and costs.

JULY 1, 2016	91

JPMorgan Total Return Fund (continued)

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past seven calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the Bloomberg Barclays U.S. Aggregate Index and the Lipper Core Plus Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	7.62%
Worst Quarter	2nd quarter, 2013	–2.06%

The Fund’s year-to-date return through 3/31/16 was 2.80%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For the period ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 6/16/08)
CLASS I SHARES
Return Before Taxes	(0.55)%	3.91%	5.87%
Return After Taxes on Distributions	(2.05)	1.96	3.62
Return After Taxes on Distributions and Sale of Fund Shares	(0.30)	2.29	3.75
CLASS A SHARES
Return Before Taxes	(4.37)	3.02	5.23
CLASS C SHARES
Return Before Taxes	(2.24)	3.14	5.10
BLOOMBERG BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.55	3.25	4.51
LIPPER CORE PLUS BOND FUNDS INDEX
(Reflects No Deduction for Taxes)	(0.46)	3.73	5.29

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
William Eigen	2008	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

92	J.P. MORGAN INCOME FUNDS

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2016	93

JPMorgan Treasury & Agency Fund

Class/Ticker: A/OTABX, C/*; I/OGTFX**

*	This share class is not currently offered to the public.

**	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	2.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $500,000)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C3	Class I
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.48	0.48 [2]	0.47
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.23	0.23	0.22

Total Annual Fund Operating Expenses	1.03	1.53	0.77
Fee Waivers and Expense Reimbursements[1]	(0.33)	(0.33)	(0.32)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.70	1.20	0.45
1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.70%, 1.20% and 0.45% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

2	“Other Expenses” are based on estimated amounts for the current fiscal year for Class C Shares.

3	As of the date of this Prospectus, Class C Shares have not commenced operations and are not open for investment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	295	513	749	1,427
CLASS C SHARES ($)	222	451	803	1,795
CLASS I SHARES ($)	46	214	396	924

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	295	513	749	1,427
CLASS C SHARES ($)	122	451	803	1,795
CLASS I SHARES ($)	46	214	396	924

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual

94	J.P. MORGAN INCOME FUNDS

fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s main investment strategy is to invest in U.S. Treasury and U.S. agency obligations which include U.S. Treasury bills, notes, agency debentures, repurchase agreements and obligations issued or guaranteed by U.S. government agencies and instrumentalities.

Under normal circumstances, the Fund will invest at least 80% of its Assets in treasury and agency obligations. For the purpose of this policy, “Assets” means net assets plus the amount of borrowing for investment purposes.

The Fund’s investments in U.S. Treasury and U.S. agency obligations include fixed income securities, mortgage-backed and mortgage-related securities, and inflation-linked securities, including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities. Such securities may be structured as Separately Traded Registered Interest and Principal Securities (STRIPS), Coupons under Book-Entry Safekeeping (CUBES) and Treasury Inflation Protected Securities (TIPS). The Fund also invests in J.P. Morgan money market funds that invest only in the types of securities that the Fund could buy directly. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs.

Normally the Fund’s average weighted maturity will range between two and five years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual investments that it believes will perform well over market cycles. The adviser is value oriented and focuses on issues with short or intermediate remaining maturities. The adviser makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

TIPS Risk. TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase. In addition, interest payments on inflation-linked securities are unpredictable. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for All Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real

JULY 1, 2016	95

JPMorgan Treasury & Agency Fund (continued)

rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Mortgage-Related and Other Mortgage-Backed Securities Risk. The Fund may invest in mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of another investment company.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly Select Class Shares) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Bloomberg Barclays 1–5 Year U.S. Treasury Index, the Barclays 1–3 Year U.S. Treasury Index, and the Lipper Short U.S. Treasury Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index include the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

96	J.P. MORGAN INCOME FUNDS

Best Quarter	4th quarter, 2008	3.04%
Worst Quarter	2nd quarter, 2008	–0.90%

The Fund’s year-to-date total return through 3/31/16 was 0.99%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	0.37%	0.62%	2.42%
Return After Taxes on Distributions	0.05	0.11	1.47
Return After Taxes on Distributions and Sale of Fund Shares	0.23	0.33	1.58
CLASS A SHARES
Return Before Taxes	(2.12)	(0.09)	1.92
BLOOMBERG BARCLAYS 1–5 YEAR U.S. TREASURY INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.92	1.24	3.04
BARCLAYS 1–3 YEAR U.S. TREASURY INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.56	0.71	2.44
LIPPER SHORT U.S. TREASURY FUNDS AVERAGE
(Reflects No Deduction for Taxes)	0.25	0.51	2.05

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Scott Grimshaw	1996	Executive Director
Peter D. Simons	2005	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2016	97

JPMorgan Unconstrained Debt Fund

Class/Ticker: A/JSIAX; C/JINCX; I/JSISX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide long-term total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 145 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.45%	0.45%	0.45%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.42	0.44	0.37
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.17	0.19	0.12
Acquired Fund Fees and Expenses	0.03	0.03	0.03

Total Annual Fund Operating Expenses	1.15	1.67	0.85
Fee Waivers and Expense Reimbursements[1]	(0.25)	(0.27)	(0.20)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.90	1.40	0.65

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.90%, 1.40% and 0.65% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	463	678	937	1,676
CLASS C SHARES ($)	243	472	855	1,930
CLASS I SHARES ($)	66	230	431	1,011

98	J.P. MORGAN INCOME FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	463	678	937	1,676
CLASS C SHARES ($)	143	472	855	1,930
CLASS I SHARES ($)	66	230	431	1,011

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 181% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund seeks to achieve its investment objective by investing opportunistically across different markets and sectors, based on the portfolio management team’s view of the markets and sectors. The Fund’s approach is flexible and it is not managed to or constrained by a benchmark. This allows the Fund to shift its allocations based on changing market conditions which may result in investing in a few or multiple markets and sectors. Total return in the Fund’s objective includes both current income and capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments. Debt investments include loan assignments and participations (Loans), commitments to purchase Loans, convertible securities, bonds, and all other types of debt securities and debt instruments. Debt investments also include money market investment companies. “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund is unconstrained by sectors and strategies. The Fund has broad flexibility to invest in a wide variety of debt securities and instruments. As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in both U.S. and foreign markets including emerging markets. These securities may include debt securities issued by governments and their agencies, supranational organizations, corporations, and banks. The Fund may also invest in equity securities as a principal strategy.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use fixed income, currency and credit derivatives.

Such derivatives may include futures contracts, options, swaps including credit default swaps, and forward contracts. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts and other foreign currency transactions, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives for other hedging purposes (e.g., decreasing exposure to certain securities), to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities) by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality. Below investment grade securities may include so-called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructuring or securities of issuer’s operating in troubled industries. Investment in distressed debt is not a principal investment strategy of the Fund.

A significant portion of the Fund’s assets may be invested in asset-backed securities and mortgage-related and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may also invest in structured investments and adjustable rate mortgage loans (ARMs). The Fund may invest a significant amount of its assets in sub-prime mortgage-related securities.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund may also invest in mortgage pass-through securities including mortgage TBAs. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short.

JULY 1, 2016	99

JPMorgan Unconstrained Debt Fund (continued)

The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers.

The Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. The Fund may invest in municipal securities. The Fund may also invest in when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities, pay-in-kind securities and deferred payment securities.

The Fund may also invest in convertible securities and preferred securities that the adviser believes will produce income or generate return.

The Fund may invest in exchange traded funds (ETFs) in order to gain exposure to particular markets including foreign and emerging markets or asset classes. Such ETFs may include actively managed ETFs and passively managed ETFs. Passively managed ETFs are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Investments in ETFs are not a principal investment strategy of the Fund.

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.

In buying and selling investments for the Fund, the adviser uses an opportunistic strategy and uses both security selection and derivatives to allocate its investments among strategies and sectors. For each strategy/sector, dedicated sector specialists provide security research and recommendations to the lead portfolio managers. Buy and sell decisions are based on fundamental, quantitative and technical research. The Fund uses a flexible asset allocation approach that permits the adviser to invest in only a small number of strategies/ sectors from time to time although the Fund intends to invest in at least two sectors under normal market conditions. While the Fund seeks to mitigate downside risk, the Fund’s risk exposure may vary due to the Fund’s flexible allocation approach and a risk associated with an individual strategy or type of investment may become more pronounced when the Fund utilizes a single strategy or type of investment or only a few strategies or types of investments.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not mitigate downside risk or achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. The adviser has great flexibility in selecting investments because the Fund is unconstrained by sectors and strategies. This increased flexibility may present greater investment risk than a Fund with more rigid investment restrictions because the success of the adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is

100	J.P. MORGAN INCOME FUNDS

invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentionally less protections under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the issuer of a loan participation. Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some of the instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Derivatives Risk. Derivatives, including futures contracts, options, swaps including credit default swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations

(and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Foreign Securities and Emerging Markets Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such countries. The Fund may also invest in non-dollar denominated securities. Investments in non-dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

JULY 1, 2016	101

JPMorgan Unconstrained Debt Fund (continued)

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Equity Market Risk. The Fund’s investments in preferred shares and convertible securities are subject to equity market risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Municipal Securities Risk. The risk of a municipal security generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and

102	J.P. MORGAN INCOME FUNDS

engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the Bloomberg Barclays U.S. Aggregate Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, and the Lipper Alternative Credit Focus Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the indexes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective October 22, 2014, the Fund adopted an 80% policy. The Fund’s past performance would have been different if the Fund was managed by this policy.

Best Quarter	4th quarter, 2013	3.08%
Worst Quarter	2nd quarter, 2013	–1.18%
	3rd quarter, 2011

The Fund’s year-to-date return through 3/31/16 was 1.30%.

JULY 1, 2016	103

JPMorgan Unconstrained Debt Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For the period ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 12/1/10)
CLASS I SHARES
Return Before Taxes	(0.25)%	2.67%	2.70%
Return After Taxes on Distributions	(1.89)	1.27	1.31
Return After Taxes on Distributions and Sale of Fund Shares	(0.13)	1.47	1.50
CLASS A SHARES
Return Before Taxes	(4.21)	1.64	1.68
CLASS C SHARES
Return Before Taxes	(1.99)	1.91	1.93
BLOOMBERG BARCLAYS U.S. AGGREGATE INDEX	0.55	3.25	3.11
(Reflects No Deduction for Fees, Expenses or Taxes)
BofA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX	0.05	0.07	0.08
(Reflects No Deduction for Fees, Expenses or Taxes)
LIPPER ALTERNATIVE CREDIT FOCUS FUNDS INDEX	(2.54)	N/A	N/A
(Reflects No Deduction for Taxes)

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Robert Michele	2010	Managing Director
Nicholas J. Gartside	2011	Managing Director
Iain T. Stealey	2010	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Ser- vices at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

104	J.P. MORGAN INCOME FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds described in this prospectus is managed by J.P. Morgan Investment Management Inc. (JPMIM). The principal types of securities and the main strategies that each Fund currently anticipates using are summarized in its Risk/Return Summary. Except as otherwise indicated, the strategies described below are principal investment strategies of each Fund. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of a Fund but that may become more important to a Fund’s management in the future. The Funds may utilize these investments and strategies to a greater or lesser degree in the future.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

Credit Quality. Some of the Funds limit their investments to investment grade securities or the unrated equivalent while others may invest in below investment grade securities (also known as junk bonds). Except as otherwise provided with respect to the Corporate Bond Fund, Income Fund and Short Duration High Yield Fund, investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether a Fund should continue to hold the security. Please see Corporate Bond Fund, Income Fund and Short Duration High Yield Fund for information concerning Credit Quality applicable to those Funds.

As indicated in the risk/return summaries, some of the Funds may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In generally, these borrowers have impaired or limited credit history.

Average Weighted Maturity. Some of the Funds have policies with respect to average weighted maturity as described in the risk/return summaries. Such Funds may have a longer or shorter average weighted maturity under certain market conditions. In addition, such Funds may shorten or lengthen their average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value). Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates.

Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal which can shorten the average weighted maturity of a Fund. Therefore, in the case of a Fund which holds mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

Core Bond Fund

For purposes of the Fund’s fundamental policy to invest at least 80% of its Assets in bonds, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Some examples of bonds include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund’s average weighted maturity will ordinarily range between four and 12 years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

JULY 1, 2016	105

More About the Funds (continued)

In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The adviser may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities in the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The Fund may engage in securities lending.

WHAT IS SECURITIES LENDING?
Securities lending involves the loan of securities to borrowers in exchange for cash collateral which a Fund may reinvest. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus an agreed upon rebate. Securities lending is not a principal strategy of any of the Funds.

The Fund may invest in loan participations and assignments (Loans) although the Fund does not currently use Loans as part of its principal investment strategy.

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. Although the use of derivatives is not a principal strategy of the Fund, the Fund may use futures contracts, options, and swaps from time to time to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

Core Plus Bond Fund

For purposes of the Fund’s fundamental policy to invest at least 80% of its assets in bonds, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Some examples of bonds include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may invest a significant portion of all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase. The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Up to 35% of the Fund’s net assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund’s investments in below investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 35% of the Fund’s total assets.

The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In addition to the mortgage dollar rolls as described above, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities. The Fund may also utilize foreign currency derivatives such as currency forwards to hedge its non-dollar investments back to the U.S. dollar or use such derivatives to gain or adjust exposure to particular foreign securities, markets or currencies.

In addition to the investment strategies discussed above, the Fund may engage in securities lending. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The Fund may invest in exchange

106	J.P. MORGAN INCOME FUNDS

traded funds (ETFs) in order to gain exposure to particular markets including foreign and emerging markets or asset classes. Such ETFs may include actively managed ETFs and passively managed ETFs. Passively managed ETFs are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those related to particular sectors, markets, regions or industries. Investments in ETFs are not a principal investment strategy of the Fund. These strategies are not principal investment strategies of the Fund.

The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-day investment management decisions on the assets that are allocated to their respective sleeves; provided, however, the remaining credit of the portfolio, excluding distressed debt, will be managed across the ratings continuum. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, the adviser focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

Corporate Bond Fund

The Fund mainly invests in corporate bonds that are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the Fund’s adviser to be of comparable quality. Under normal circumstances, the Fund invests at least 80% of its assets in corporate bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change in this policy. A “corporate bond” is defined as a debt security issued by a corporation or non-governmental entity with a maturity of 90 days or more at the time of its issuance. Some examples of corporate bonds include corporate debt securities, commercial paper, private placements, restricted securities and other unregistered securities, debt securities of REITS, and debt securities of MLPs, variable and floating rate instruments, when issued securities and delayed delivery securities, and zero coupon, pay-in-kind and deferred payment securities. Corporate bonds may include securities owned by government or quasi-government entities. Such ownership may be significant and allow such entities to control the issuer of a corporate bond. As part of its principal strategy, the Fund invests in corporate bonds structured as corporate debt securities, debt securities of REITs, and MLPs, public or private placements, restricted securities and other unregistered securities.

The Fund is managed relative to the Barclays U.S. Corporate Index (the benchmark). Under normal circumstances, the Fund’s duration is the duration of the benchmark, plus or minus one year. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 31, 2016, the duration of the benchmark was 7.33 years. The Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its assets in that industry.

The Fund may invest in U.S. dollar-denominated securities of foreign issuers. Such issuers may be in both developed and emerging markets although the Fund does not anticipate investing in emerging markets as a principal strategy. In addition, up to 20% of the Fund’s total assets may be invested in securities rated below investment grade or unrated securities deemed by the adviser to be of comparable quality (also known as junk bonds or high yield bonds) and securities denominated in foreign currencies (some of which may be below investment grade securities). The Fund’s investments in high yield securities may include so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. The Fund seeks to hedge its non-dollar investments back to the U.S. dollar, but may not always be able to do so.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and currency derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in swaps structured as interest rate swaps to manage duration relative to the benchmark. The Fund may also utilize foreign currency derivatives such as currency forwards, futures and foreign exchange swaps to hedge its non-dollar investments back to the U.S. dollar.

JULY 1, 2016	107

More About the Funds (continued)

Although the Fund predominantly invests in corporate bonds, the Fund may also invest in U.S. Treasury securities including for cash management purposes and for duration management.

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.

Although not part of its principal investment strategy, the Fund may invest in bank obligations, commercial paper, convertible securities, inflation-linked debt securities, municipal securities, obligations of supranational agencies, repurchase agreements, short-term funding agreements, variable and floating rate instruments, when-issued securities, delayed delivery securities and forward commitments, and zero-coupon, pay-in-kind, and deferred payment securities and emerging markets securities. Although the Fund predominantly invests in corporate bonds, the Fund may also invest in equity securities including common stock, preferred stock, trust preferreds and convertible securities, and government debt including U.S. government and agency obligations and sovereign debt obligations. In addition, the Fund may acquire and hold equity securities (or rights to acquire such securities) in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income securities, or upon the exercise of a right or warrant obtained on account of a fixed income security. The Fund may also use credit default swaps related to individual securities or indexes of securities to gain or limit exposure to such securities or to mitigate risk exposure. The Fund may be both a buyer and seller of credit default swaps.

The adviser buys and sells investments for the Fund using a three part process that includes determining: (1) macro credit strategy, (2) sector strategy, and (3) security strategy. In establishing the Fund’s macro credit strategy, the adviser evaluates fundamental, technical and valuation factors, along with macro themes from the adviser’s broader fixed income team, to determine the view on risk for the Fund overall. In the second component of the process, the adviser evaluates sectors based on a blend of top down analysis, including relative value judgments, and bottom up fundamental analysis of companies and their respective sectors to determine sector weightings. The third component of the process focuses on an evaluation of individual companies based on fundamental credit metrics, as well as a review of each company’s competitive environment, event risk and technical factors such as supply, liquidity of debt issued by the company and equity performance. Based on these three components, the adviser overweights and underweights its sector and security investments relative to the benchmark.

Credit Quality. The Fund may invest in investment grade securities or the unrated equivalent as well as in below investment grade securities (also known as junk bonds). Investment grade securities are rated investment grade (Baa3, BBB-, or BBB- or higher) by the following nationally recognized statistical rating organizations (NRSRO), Moody’s, S&P, or Fitch or unrated but deemed by the adviser to be of comparable quality. If three of the NRSROs rate the security, the middle rating is used to determine whether the security is investment grade. If only two of the three NRSROs rate the security, the lower rating is used to determine whether the security is investment grade. If only one of the three NRSROs rates a security, the security will be deemed to be investment grade if rated as investment grade by the NRSRO. If a security is unrated, the adviser must determine that it is of comparable quality to an investment grade security in order for such security to be treated as investment grade. A “junk bond” is a debt security that does not meet the criteria specified above for investment grade securities and is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether a Fund should continue to hold the security.

Emerging Markets Corporate Debt Fund

The Fund invests primarily in corporate debt investments that the adviser believes have the potential to provide total return from countries whose economies or bond markets are less developed (emerging markets). Under normal circumstances, the Fund invests at least 80% of its Assets in Emerging Markets Corporate Debt Investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. Shareholders will be provided with at least 60 days notice prior to changing this policy.

“Emerging Markets Corporate Debt Investments” are debt instruments issued by corporate or other business organizations located in or tied economically to an emerging market. Emerging markets currently include most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. An investment will be deemed to be tied economically to emerging markets if: (1) the issuer is organized under the laws of, or has a principal place of business in an emerging market; or (2) the principal listing of the issuer’s securities is in a market that is in an emerging market; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging

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market; or (4) the issuer has at least 50% of its assets located in an emerging market.

Some examples of Emerging Markets Corporate Debt Investments include brady bonds, corporate debt securities, commercial paper, convertible securities, inflation-linked debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments), private placements, restricted securities and other unregistered securities, structured investments including credit-linked notes (CLNs), sukuk, variable and floating instruments, when-issued securities and delayed delivery securities, and zero-coupon, pay-in-kind and deferred payment securities. Emerging Markets Corporate Debt Investments may include securities owned by government or quasi-government entities. Such ownership may be significant and allow such entities to control the issuer of an Emerging Markets Corporate Debt Investment.

As part of its main investment strategies, the Fund invests in Emerging Markets Corporate Debt Investments structured as corporate bonds and debt securities, private placements, restricted securities, and variable and floating rate instruments. The Fund invests mainly in U.S. dollar denominated Emerging Markets Corporate Debt Investments but may, to a lesser extent, invest in non-dollar denominated investments in securities. In addition to its investments in Emerging Markets Corporate Debt Investments, the Fund may invest in sovereign debt securities, obligations of supranational agencies and foreign municipal securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities.

The Fund’s investments may be of any maturity. Under normal circumstances, the Fund will invest no more than 65% of its total assets in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent. Such securities may include so called “distressed debt.” “Distressed debt” includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and forwards including non-deliverable forwards. The Fund may also use such derivatives to seek to increase income or gain to the Fund and as part of the risk management process. Generally, the Fund uses futures including treasury futures and credit default swaps for hedging and to manage duration. In addition, the

Fund uses foreign currency derivatives including forward foreign currency contracts to establish or adjust the Fund’s currency exposure and to manage currency risk. The Fund may use derivatives to hedge non-dollar investments back to the U.S. dollar but may not always do so.

In deciding to buy and sell securities and investments for the Fund, the adviser combines top down macro-economic research with bottom up fundamental credit and country analysis. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments based on quantitative assessment of an issuer’s cashflows, debt structure, debt ratios and profitability and a qualitative assessment of how each issuer will perform relative to other issuers in the region. Generally, the adviser will sell a security when, based on fundamental credit analysis and the considerations described above, the adviser believes that there is better relative value available in the market in securities of comparable quality or when the adviser believes the issuer’s credit quality will deteriorate materially.

Additional Investment Strategies

Although not part of its principal investment strategy, the Fund may invest in common stock, common stock warrants and rights, and a wide variety of debt instruments including brady bonds, commercial paper, convertible securities, inflation-linked debt securities, when-issued securities and delayed delivery securities, Sukuk, structured investments including CLNs, mortgage-backed securities and zero-coupon, pay-in-kind and deferred payment securities. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer.

Emerging Markets Debt Fund

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. The Fund invests in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may also invest in debt securities issued or guaranteed by foreign corporations and foreign financial institutions.

The Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). Mortgage TBAs provide for the forward or

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delayed delivery of the underlying instrument with settlement up to 180 days. Mortgage TBAs currently are not used as part of the Fund’s principal investment strategy. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date.

The Fund may sell mortgage TBAs short which does not involve borrowing a security. The Fund may also engage in short selling in which it must borrow a security it wants to sell short. These types of short selling are not currently principal investment strategies of the Fund.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and foreign currency derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of such derivatives, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

In making investment decisions for the Fund, the adviser establishes overweight and underweight positions versus the J.P. Morgan Emerging Markets Bond Index Global Diversified based on weighted spread duration. Spread duration is the measure of the expected price sensitivity of a bond or group of bonds to changes in spreads. Spreads are measured by the difference in yield between bonds from a specific sector or country and U.S. Treasury securities. Generally, the prices of a bond from a specific sector or country of bonds will increase when spreads tighten and decrease when spreads widen. The adviser uses top down macroeconomic research to assess the general market conditions that may cause spreads to tighten or widen in the countries and sectors where the Fund invests. Based on this top down research, the adviser establishes overweight positions in countries and sectors that it believes are more likely to benefit from tightening spreads and underweight positions in countries and sectors that it believes are more likely to be negatively impacted by widening spreads, a process that is referred to as weighted spread duration.

To implement these overweight and underweight positions, the adviser uses bottom up fundamental research to evaluate the relative attractiveness of the individual securities in each country and sector. The adviser is value oriented and this bottom up fundamental research is based on a quantitative assessment of an issuer’s cash flows, debt structure, debt ratios and profitability and a qualitative assessment of how each issuer will perform relative to other issuers in the country or sector. Generally, the adviser will sell a security when, based on the considerations described above, the adviser believes that there is better relative value available in the country or sector in securities of comparable quality, or when the adviser believes the issuer’s credit quality will deteriorate materially.

Although not part of its principal investment strategy, the Fund may invest in Sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer.

Government Bond Fund

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities, including those issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion.

Under normal circumstances, the Fund will invest at least 80% of its Assets in government bonds including bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund will provide shareholders at least 60 days prior notice of any change of this policy. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders at least 60 days prior notice of any change of this policy. For purposes of the Fund’s policy to invest at least 80% of its assets in government bonds under normal circumstances, a “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, and collateralized mortgage obligations. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. The Fund may have a longer or shorter average weighted maturity under

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certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average number of years for which each dollar of unpaid principal on a loan or mortgage securing mortgage-backed and similar securities remains outstanding given certain prepayment assumptions (also known as weighted average life).

The Fund’s adviser has flexibility with respect to the Fund’s duration. Currently, the Fund’s adviser aims to maintain a duration of between 5.00 and 5.50 years over the long term, although the Adviser has the flexibility to maintain a longer or shorter duration when it believes it is advisable to do so. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

Additional Investment Strategies

The Fund has flexibility to invest in derivatives including futures contracts, options, and swaps in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund. Derivatives, which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. In particular, the Fund may use futures contracts including treasury futures, options and swaps to manage cash inflows and duration and as substitutes for securities in which the Fund may invest.

The Fund may engage in securities lending.

High Yield Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. The Fund will provide shareholders at least 60 days prior notice of any change of this policy. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s total assets may be invested in other securities, including investment grade securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund may have a longer or shorter average weighted maturity under certain market conditions.

The Fund may invest no more than 30% of its net assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non- investment grade bonds.” Such securities may include so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options and swaps to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in swaps structured as credit default swaps related to individual Loans or other securities or indexes of Loans or other securities to gain exposure to such Loans and other securities, to mitigate risk exposure or to manage cash flow needs.

Although the Fund predominantly invests in debt securities and income producing securities, it may also invest in common stock from time to time. In addition, the Fund may acquire and hold such securities (or rights to acquire such securities) in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of distressed fixed income securities, or upon the exercise of a right or warrant obtained on account of a fixed income security.

The Fund may engage in securities lending.

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Income Fund

The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity. The Fund may invest in fixed and floating rate debt securities issued in both U.S. and foreign and emerging markets. The Fund invests primarily in U.S. dollar denominated securities, although the Fund may also invest in non-dollar denominated securities. The Fund currently anticipates that it will invest no more than 10% of its total assets in non-dollar denominated securities, although, from time to time, the Fund may invest a greater percentage of its assets in non-dollar denominated securities to take advantage of market conditions.

In connection with managing volatility, the Fund seeks to maintain a duration of ten years or less, although, under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than ten years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.

Although the Fund has the flexibility to invest above 65% of its total assets in investments that are rated below investment grade (also known as junk bonds or high yield securities) or the unrated equivalent to take advantage of market opportunities, under normal market conditions the Fund invests at least 35% of its total assets in investments that, at the time of purchase, are rated investment grade or better.

Below investment grade securities may include so-called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.

A significant portion of the Fund’s assets may be invested in asset-backed securities, mortgage-related securities and mortgage-backed securities. Such securities may be structured as CMOs and stripped mortgage-backed securities, including those structured such that payments consist of IO, PO or principal and interest. The Fund also may invest in inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. The Fund may also invest in structured investments and ARMs. The Fund may invest a significant amount of its assets in sub-prime mortgage-related securities.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by Ginnie Mae, Fannie Mae and Freddie Mac. The Fund may also invest in custodial receipts.

The Fund may also invest in mortgage pass-through securities including securities eligible to be sold on the “to-be-announced” or TBA market (mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date.

The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short. This strategy does not involve borrowing a security.

The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as TIPS. Unlike conventional bonds, the principal and interest payments of TIPS are adjusted periodically to the CPI-U. The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers. The Fund may invest in Loans and Unfunded Commitments. The Loans in which the Fund may invest will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may also invest in convertible securities and preferred stock that the adviser believes will produce income or generate return. The Fund also may use bank obligations, commercial paper, corporate debt securities, custodial receipts, inverse floating rate instruments, municipal securities, private placements, restricted securities and other unregistered securities, REITs, short-term funding agreements, when-issued securities, delayed delivery securities and forward commitments, and zero-coupon, pay-in-kind and deferred payment securities. The securities in which the Fund invests may include debt securities issued by governments and their agencies, supranational organizations, corporations, and banks.

The Fund has flexibility to utilize derivatives and at times, use of such derivatives may be a principal strategy. Derivatives are instruments that have a value based on another instrument,

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exchange rate or index. Derivatives will be used primarily for hedging, including duration hedging, but may also be used as substitutes for securities in which the Fund can invest. Such derivatives may include futures contracts, options, swaps including interest rate and credit default swaps, and forward contracts. The Fund may also use derivatives for other hedging purposes (e.g., decreasing or increasing exposure to certain securities), to increase income and gain to the Fund, as part of its risk management process by establishing or adjusting exposure to particular securities, markets or currencies and/or to manage cash flows. The Fund may be both a buyer and a seller of credit default swaps.

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s assets may be invested in cash and cash equivalents.

The Fund may invest in exchange traded funds (ETFs) in order to gain exposure to particular markets including foreign and emerging markets or asset classes. Such ETFs may include actively managed ETFs and passively managed ETFs. Passively managed ETFs are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Investments in ETFs are not a principal investment strategy of the Fund.

In buying and selling investments for the Fund, the adviser uses a flexible, opportunistic approach that combines strategy and sector rotation (asset allocation). Strategy rotation refers to the shifting of investment among the multiple debt markets in which the Fund may invest. Sector rotation refers to the shifting of investments from one or more sectors (for example, high yield) into one or more other sectors (for example, emerging markets). For each strategy/sector, dedicated specialists provide security research and recommendations to the lead portfolio managers. Buy and sell decisions are based on fundamental, quantitative and technical analysis, including the expected potential to generate income. As part of its risk management strategy, the adviser typically will invest in multiple strategies/sectors, but, as part of the Fund’s opportunistic strategy, the adviser has flexibility to invest in a single or small number of strategies/sectors from time to time. Due to the Fund’s flexible asset allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy or type of investment may become more pronounced when the Fund utilizes a single strategy or type of investment or only a few strategies or types of investments. Generally, the adviser will sell a security when, based on fundamental, quantitative and technical analysis and the considerations described above, the adviser believes the issuer’s credit quality will deteriorate materially or when the adviser believes that there is better relative value available in the market in securities of comparable quality.

Credit Quality. The Fund may invest in investment grade securities or the unrated equivalent and below investment grade securities (also known as junk bonds). Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by at least one of Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether the Fund should continue to hold such a security.

Additional Investment Strategies

Although the Fund predominantly invests in debt securities and income producing securities, it may also invest in common stock from time to time. In addition, the Fund may acquire and hold such securities (or rights to acquire such securities) in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of distressed fixed income securities, or upon the exercise of a right or warrant obtained on account of a fixed income security.

The Fund may also originate loans, in which the Fund may lend money directly to an obligor by investing in limited liability companies that make loans directly to obligors.

Inflation Managed Bond Fund

The Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk. As used in the Fund’s goal, “total return” includes income and capital appreciation. The Fund is not able to and does not seek to achieve its objective primarily through investments in inflation-protected fixed income securities. Instead, because of the limited supply of certain inflation-protected fixed income securities, the Fund synthetically creates inflation protection by investing in a combination of conventional (i.e., non-inflation-protected) fixed income securities and CPI-U swaps. The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of

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the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero-coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a TIPS of equal maturity. This strategy is intended to create the equivalent of a portfolio of inflation-protected securities.

Secondarily, the Fund may purchase other investments including inflation-protected fixed income securities such as TIPS.

Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. The Fund will provide shareholders at least 60 days prior notice of any change in this policy. “Assets” means net assets plus the amount of borrowings for investment purposes. A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Bonds may be issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality. Bonds also include securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued by or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities and collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Limited Duration Bond Fund

The Fund mainly invests in mortgage-backed securities, asset-backed securities, mortgage-related securities, adjustable rate mortgages, money market instruments, and structured investments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, and mortgage pass-through securities. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest.

Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days notice of a change in the policy to invest at least 80% of its Assets in bonds. For purposes of the Fund’s policy to invest 80% of its assets in bonds under normal circumstances, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Some examples of bonds include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund seeks to maintain a duration of three years or less, although, under certain market conditions, such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a “duration of three years” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Information concerning the Fund’s duration can be found at www.jpmorganfunds.com.

The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities such as Ginnie Mae, Fannie Mae or Freddie Mac. However, the Fund may also purchase mortgage-backed securities and asset-backed securities that are issued by nongovernmental entities. Such securities may or may not have private insurer guarantees of timely payments.

Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund may invest up to 25% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

Mortgage-Backed Securities Fund

For purposes of the fundamental policy that at least 65% of the Fund’s total assets will consist of bonds, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities,

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securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities.

The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax-exempt municipal securities and corporate debt securities.

The Fund’s average weighted maturity will normally range between two and ten years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

The Fund may engage in securities lending.

The Fund may invest in loan participations and assignments (Loans) although the Fund does not currently use Loans as part of its principal investment strategy.

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps from time to time to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund although the use of such derivatives is not a principal strategy of the Fund.

Short Duration Bond Fund

As part of its main investment strategy, the Fund may principally invest in U.S. treasury obligations, U.S. government agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, mortgage-related securities, and structured instruments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), commercial mortgage-backed securities and mortgage pass-through securities. U.S. government agency securities may be issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.

Under normal circumstances, the Fund invests at least 80% of its Assets in bonds. The Fund will provide shareholders at least 60 days prior notice of any change of this policy. For purposes of the Fund’s policy to invest 80% of its Assets in bonds under normal circumstances, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Some examples of bonds include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund seeks to maintain a duration of three years or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Consistent with the Fund’s short duration strategy, the Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments.

Up to 20% of the Fund’s net assets may be invested in preferred stock.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

The Fund may engage in securities lending.

The Fund may invest in loan participations and assignments (Loans) although the Fund does not currently use Loans as part of its principal investment strategy.

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps from time to time to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund, although the use of such derivatives is not a principal strategy of the Fund.

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Short Duration High Yield Fund

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in preferred stock, common stock and loan participations and assignments and commitments to purchase loan assignments.

Under normal circumstances, the Fund invests at least 80% of its Assets in high yield securities. The Fund will provide shareholders with at least 60 days prior notice of any change in this policy. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. A “high yield security” means the security is rated below investment grade or unrated at the time of purchase, but that the adviser believes to be of comparable quality. Such securities are also referred to as “junk bonds” or “below investment grade bonds.” Some examples of high yield securities include bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments), convertible securities, and preferred stocks that are rated below investment grade or unrated. Such securities may be issued by small capitalization companies (e.g., companies with market capitalizations of under 2.6 billion or that are included in small cap market indices).

The Fund may invest up to 100% of the Fund’s total assets in below investment grade securities or unrated securities that the adviser deems to be of equivalent quality. Such securities may include so called “distressed debt.” “Distressed debt” includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. As part of its principal investment strategy, the Fund invests in debt securities structured as corporate debt securities, private placements, restricted securities, and other unregistered securities, variable and floating rate instruments, when-issued securities, delayed delivery securities and forward commitments, zero-coupon, pay-in-kind and deferred payment securities.

The Fund’s investments in Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund seeks to maintain a duration of three years or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The Fund generally invests in securities issued in U.S. dollars, including U.S. dollar denominated securities of foreign issuers in developed and emerging markets. Up to 20% of the Fund’s total assets may be invested in non-dollar denominated securities. Generally, the Fund attempts to minimize currency exposure to foreign and emerging markets through hedging.

Although the Fund predominantly invests in debt securities and income producing securities, it may also invest in common stock from time to time. In addition, the Fund may acquire and hold such securities (or rights to acquire such securities) in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of distressed fixed income securities, or upon the exercise of a right or warrant obtained on account of a fixed income security.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and foreign currency transactions in the management of portfolio investments. The Fund may also use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may use swaps structured as credit default swaps related to individual bonds or other securities or indexes of bonds or securities to mitigate risk exposure and manage cash flow needs. The Fund may be both a buyer and a seller of credit default swaps. In addition, the Fund may use currency derivatives to hedge non-dollar investments back to the U.S. dollar.

The adviser focuses on value in buying and selling securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, the adviser performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value and security structure and covenants. In addition, the adviser monitors investments on an ongoing basis by staying abreast of positive and negative credit developments expediting the review of the Fund’s investments that are considered to be the most risky. Generally, the adviser will sell a security when, based on fundamental credit analysis and the considerations described above, the adviser believes the issuer’s credit quality will deteriorate materially or when the adviser believes that there is better relative value available in the market in securities of comparable quality.

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Although not part of its principal investment strategy, the Fund may invest in passively managed or index exchange traded funds (ETFs), master limited partnerships (MLPs), real estate investment trusts (REITs), structured investments including credit linked notes (CLNs) and collateralized debt obligations (CDOs), and a wide variety of debt instruments including convertible securities, inflation-linked debt securities, mortgage-backed securities, municipal securities, trust preferreds, and U.S. Government securities. The Fund may also use other types of derivatives including options on U.S. equities, bonds and indexes of stocks or bonds.

Credit Quality. The Fund may invest up to 100% of its total assets in below investment grade securities (also known as junk bonds). Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s, S&P or Fitch, respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether a Fund should continue to hold the security.

Strategic Income Opportunities Fund

The Fund may invest up to 100% of its total assets in securities that are rated below investment grade (junk bonds). Securities rated below investment grade may include so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. Although the Fund may invest up to 100% of its total assets in junk bonds if deemed advantageous by the adviser given current market conditions at the time of investment, the Fund will generally invest at least 25% of the Fund’s total assets in securities that, at the time of purchase, are rated investment grade or better or the unrated equivalent.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Fund may also invest in asset-backed securities and structured investments.

The Fund may invest in a broad variety of securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

The Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date.

The Fund may sell mortgage TBAs short as part of its principal investment strategy which does not involve borrowing a security. The Fund also may engage in short selling in which it must borrow a security it wants to sell short. This second type of short selling is not currently a principal investment strategy of the Fund.

The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. The Fund may also originate loans, in which the Fund would lend money directly to an obligor by investing in limited liability companies or corporations that make loans directly to obligors.

The Fund may invest in ETFs in order to gain exposure to particular foreign markets or asset classes. The ETFs in which the Fund will invest are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes

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but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Ordinarily, the Fund must limit its investments in any single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. However, the SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs, although ordinarily the Fund will limit its investments to no more than 10% of its total assets in a single ETF.

The Fund may invest in common shares or preferred shares of unaffiliated closed-end funds, including business development companies (BDCs). The Fund will limit its investments in a single closed-end fund, including BDCs, to 5% of its total assets and in all registered investment companies, including closed-end funds (other than money market funds), to 10% of its total assets. The use of BDCs is not considered to be a principal investment strategy of the Fund.

Additional Investment Strategies

In addition to the investment strategies discussed above, the Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The Fund may invest in debt instruments or equity securities structured as event-driven, event-linked or insurance-linked notes or catastrophe bonds (collectively, “catastrophe bonds”) and related instruments such as insurance side cards (collectively with catastrophe bonds “Insurance-Linked Securities”).

The use of CPI-U swaps and Insurance-Linked Securities are not principal investment strategies of the Fund.

Total Return Fund

The Fund has wide latitude to invest in all types of debt securities that the adviser believes have the potential to provide a high total return over time. As part of its principal investment strategy, the Fund may invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, asset-backed, mortgage-related and mortgage-backed securities and structured investments. Mortgage-related and mortgage-backed securities may be structured as adjustable rate mortgage loans, collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities including mortgage TBAs. These securities may be of any maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives structured as futures, options, swaps and price locks to help manage duration, sector and yield curve exposure and credit and spread volatility. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve” Swaps may be structured as credit default swaps (CDSs) on individual securities, a basket or index of securities, interest rate swaps, total return swaps and price lock swaps. The Fund uses CDSs to initiate long exposures (overweights) in areas of the market that the adviser believes are attractively valued and short positions (underweights) in areas that the adviser believes are not attractive from a valuation perspective. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also utilize foreign currency transactions including currency options and forward foreign currency contracts to hedge non-dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies.

Up to 35% of the Fund’s total assets may be invested in foreign securities, including emerging markets debt securities. Up to 25% of the Fund’s total assets may be invested in non-dollar denominated securities. Such investments may be issued or guaranteed by a wide variety of entities including governments and their agencies and instrumentalities, corporations, financial institutions and supranational organizations.

Under normal circumstances, 65% of the Fund’s net assets will be invested in securities that, at the time of purchase, are rated investment grade (or the unrated equivalent). Up to 35% of the Fund’s net assets may be invested in securities rated below investment grade (junk bonds) including so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. The Fund may also invest in securities that are unrated but are deemed by the adviser to be of comparable quality. The Fund may also invest in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in adjustable rate mortgage loans, collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may also invest in inflation-linked debt

118	J.P. MORGAN INCOME FUNDS

securities of varying maturities issued by the U.S. government, its agencies and instrumentalities such as TIPS or issued by other entities such as corporations, foreign governments and other foreign issuers.

The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may invest any portion of its total assets in cash and cash equivalents. See Temporary Defensive and Cash Positions for a definition of “Cash Equivalents.”

The Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date.

The Fund may sell mortgage TBAs short as part of its principal investment strategy which does not involve borrowing a security. The Fund may also engage in short selling in which it must borrow a security it wants to sell short. This second type of short selling is not currently a principal investment strategy of the Fund.

In addition to the investment strategies discussed above, the Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The Fund may invest in debt instruments or equity securities structured as event-driven, event-linked or insurance-linked notes or catastrophe bonds (collectively, “catastrophe bonds”) and related instruments such as insurance side cards (collectively with catastrophe bonds “Insurance-Linked Securities”). The use of CPI-U swaps and Insurance-Linked Securities are not principal investment strategies of the Fund.

The Fund may also invest in equity securities. The use of equity securities is not a principal strategy of the Fund.

Additional Investment Strategies

The Fund may invest in common shares or preferred shares of unaffiliated closed-end funds, including BDCs. The Fund will limit its investments in a single closed-end fund, including BDCs, to 5% of its total assets and in all registered investment companies, including closed-end funds (other than money market funds), to 10% of its total assets. The strategies described in this section are not principal investment strategies of the Fund.

Treasury & Agency Fund

The Fund’s main investment strategy is to invest in U.S. Treasury and U.S. agency obligations which include U.S. Treasury bills, notes, agency debentures, repurchase agreements and obligations issued or guaranteed by U.S. government agencies and instrumentalities.

Under normal circumstances, the Fund will invest at least 80% of its Assets in treasury and agency obligations. For the purpose of this policy, “Assets” means net assets plus the amount of borrowing for investment purposes. For purposes of the Fund’s policy to invest 80% of its Assets in treasury and agency obligations under normal circumstances, “treasury and agency obligations” include U.S. treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities, including STRIPS, CUBES and TIPS.

The Fund’s investments in U.S. Treasury and U.S. agency obligations include fixed income securities, mortgage-backed and mortgage-related securities, and inflation-linked securities, including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities. Such securities may be structured as STRIPS, CUBES and TIPS. The Fund also invests in J.P. Morgan money market funds that invest only in the types of securities that the Fund could buy directly. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs.

Normally, the Fund’s average weighted maturity will range between two and five years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

Unlike conventional bonds, the principal and interest payments of TIPS are adjusted periodically to the Non-Seasonally Adjusted Consumer Price Index for All Urban Consumers (CPI-U).

The Fund may engage in securities lending.

Unconstrained Debt Fund

The Fund seeks to achieve its investment objective by investing opportunistically across different markets and sectors, based

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on the portfolio management team’s view of the markets and sectors. The Fund’s approach is flexible and it is not managed to or constrained by a benchmark. This allows the Fund to shift its allocations based on changing market conditions which may result in investing in a few or multiple markets and sectors. Total return in the Fund’s objective includes both current income and capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments. Debt investments include loan assignments and participations (Loans), commitments to purchase Loans, convertible securities, bonds, and all other types of debt securities and debt instruments. Debt investments also include money market investment companies. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders at least 60 days notice of a change in the policy to invest at least 80% of its Assets in debt investments.

The Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in both U.S. and foreign markets including emerging markets.

Emerging markets currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. A security will deemed to be an emerging markets security if: (1) the issuer is organized under the laws of, or has a principal place of business in an emerging market; or (2) the principal listing of the issuer’s securities is in a market that is in an emerging market; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or (4) the issuer has at least 50% of its assets located in an emerging market.

The Fund may invest in preferred shares and convertible securities as part of its principal investment strategies. Although not part of its principal investment strategy, the Fund may acquire common stock directly or in connection with the conversion of convertible securities or in connection with the reorganization and restructuring of an issuer. Ordinarily, the Fund will invest no more than 25% of its total assets in preferred shares, common stock, and convertible securities.

The Fund may sell mortgage TBAs short as part of its principal investment strategy which does not involve borrowing a security. The Fund may also engage in short selling in which it must borrow a security it wants to sell short. This second type of short selling is not currently a principal investment strategy of the Fund.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use fixed income, currency and credit derivatives. Such derivatives may include futures contracts, options, swaps including credit default swaps, and forward contracts. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts and other foreign currency transactions, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives for other hedging purposes (e.g., decreasing exposure to certain securities), to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in ETFs in order to gain exposure to particular markets including foreign and emerging markets or asset classes. Such ETFs may include actively managed ETFs and passively managed ETFs. Passively managed ETFs are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Investments in ETFs are not a principal investment strategy of the Fund.

Below investment grade securities may include so-called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructuring or securities of issuer’s operating in troubled industries. Investment in distressed debt is not a principal investment strategy of the Fund.

In addition to the investment strategies discussed above, the Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The use of CPI-U swaps is not a principal investment strategy of the Fund.

The Fund may also originate loans, in which the Fund may lend money directly to an obligor by investing in limited liability companies that make loans directly to obligors. The use of loan originations is not a principal investment strategy of the Fund.

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FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objectives for the Limited Duration Bond Fund, Treasury & Agency Fund, Short Duration Bond Fund, Core Bond Fund, Core Plus Bond Fund, Mortgage-Backed Securities Fund, Government Bond Fund, and High Yield Fund are fundamental. The investment objectives for the remaining Funds can be changed without the consent of a majority of the outstanding shares of that Fund. Any other fundamental policies are specifically identified as such in the prospectus and the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

The following risks are principal risks of each Fund that utilizes the types of investments and/or strategies to which such risks relate as a principal investment strategy or except as otherwise indicated. The principal investment strategies of each Fund are identified in the Risk/Return Summary.

Please note that the Funds also may use strategies that are not described in this section, but which are described in the “Investment Practices” section later in the prospectus and in the Statement of Additional Information.

MAIN RISKS

General Market Risk. Economies and financial markets through the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. Some of the Funds invest in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Funds may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Funds, except the Government Bond Fund and the Treasury & Agency Fund, may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these

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securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of declining interest rates, a Fund may be subject to extension risk, and may receive principal later than expected. In periods of rising interest rates, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Certain Funds may invest in CMOs. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be more volatile and may be subject to higher risk of non-payment.

The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Inverse Floater Risk. Inverse floaters and inverse IOs are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, a Fund could lose all or substantially all of its investment in inverse IOs.

Except for the Core Bond Fund and Mortgage-Backed Securities Fund, Inverse Floater Risk is not currently a main risk of the Funds.

Derivatives Risk. Certain Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives expose a Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations, (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Certain of the Fund’s transactions in futures, swaps, foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a Fund to risks of mispricing or improper valuations.

The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Investing in derivatives and engaging in short sales will

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result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Currently, Derivatives Risk is not a principal risk of the Short Duration Bond Fund, the Core Bond Fund, the Treasury & Agency Fund, or the Mortgage-Backed Securities Fund.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. A Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities) to its share holders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. A Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.

Currently, Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk is not a principal risk of the Emerging Markets Corporate Debt Fund.

Foreign Securities and Emerging Markets Risk. Certain Funds may invest in securities of foreign issuers denominated in non-U.S. currencies. An investment in a Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden and sometimes substantial fluctuations in the value of your investments. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes and/or taxes, which would decrease the Fund’s yield on those securities.

Foreign Issuer Risk. Some of the Funds invest in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of for issuers. Although, these securities are not subject to all of the risks summarized in “Foreign Securities and Emerging Markets Risk”, they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issuers facing issuers in such foreign countries.

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Government Securities Risk. Certain Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

High Yield Securities Risk. Some of the Funds may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less credit-worthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, certain Funds are intended for investors who are able and willing to assume a high degree of risk.

As part of its high yield strategy, a Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Inflation-Linked and Inflation-Protected Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Currently, Inflation-Linked and Inflation-Protected Securities Risk is not a principal risk of the Emerging Markets Corporate Debt Fund.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Currently, Currency Risk is not a principal risk of the Emerging Markets Corporate Debt Fund.

Securities Lending Risk. Some of the Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights

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in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Loan Risk. Some of the Funds may invest in Loans including Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk,” and “Foreign Securities and Emerging Markets Risk.” Although certain Loans are secured by collateral, a Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although each Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to a Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Because some Loans that a Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for a Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about a Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, a Fund may be more dependent upon the analytical ability of its adviser.

When a Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. Under a loan participation, a Fund may have no direct rights to enforce the terms of the loan against the borrower. A Fund may not benefit directly from the collateral supporting the load in which it has purchased the loan participations or assignments.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access. A Fund will not have direct recourse against the issuer of a loan participation.

Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When Loans are prepaid, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Industry and Sector Focus Risk. At times, certain Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell

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debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance.

Core Plus Bond Fund, Emerging Markets Corporate Debt Fund, High Yield Fund, Income Fund, Short Duration High Yield Fund, Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund

Interest Rate Risk. The Funds invest in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Each Fund invests in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Core Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund

Loan Risk. The Fund may invest in Loans that are investment grade. Loans are subject to a risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk” and “Credit Risk.” No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund.

Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

When the Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. The Fund may not benefit directly from the collateral supporting the load in which it has purchased the loan participations or assignments.

Emerging Markets Debt Fund, Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund

Short Selling Risk. Some of the Funds may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk.” A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Yield Fund and Short Duration High Yield Fund

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Core Plus Bond Fund, Corporate Bond Fund, Emerging Markets Corporate Debt Fund, High Yield Fund, Income Fund, Short Duration High Yield Fund, Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or

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unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Currently, Equity Market Risk is not a principal risk of the Emerging Markets Corporate Debt Fund.

Core Plus Bond Fund, Corporate Bond Fund, Emerging Markets Corporate Debt Fund, High Yield Fund, Income Fund, Short Duration High Yield Fund, Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Currently, Convertible Securities Risk is not a principal risk of the Emerging Markets Corporate Debt Fund.

Core Plus Bond Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Fund, Income Fund, Short Duration High Yield Fund, Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund

Sovereign Debt Risk. A Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currently, Sovereign Debt Risk is not a principal risk of the Unconstrained Debt Fund.

Corporate Bond Fund, Emerging Markets Corporate Debt Fund, Short Duration High Yield Fund, Strategic Income Opportunities Fund and Total Return Fund

Municipal Securities Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be

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lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

Strategic Income Opportunities Fund and Unconstrained Debt Fund

CFTC Regulation Risk. The Funds are subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Funds. As a result, the Funds are subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Corporate Bond Fund and Short Duration High Yield Fund

REITs Risk. Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investments and your investment may decline in value in response to declines in property values or other adverse changes to the real estate market. In addition, federal and state laws may restrict the remedies that a lender of underlying REIT assets has when a borrower defaults on loans. The performance of real estate securities is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate. Debt securities of REITs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.

MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Debt securities of MLPs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of MLPs. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

Corporate Bond Fund

Industry Concentration Risk. The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its total assets in that industry. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Emerging Markets Debt Fund

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Income Fund, Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund

Mortgage Dollar Roll Risk. The Funds may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

128	J.P. MORGAN INCOME FUNDS

Corporate Bond Fund, Short Duration High Yield Fund, Strategic Income Opportunities Fund and Total Return Fund

Options Risk. There are several risks associated with transactions in options, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying investment.

Corporate Bond Fund, Strategic Income Opportunities Fund and Total Return Fund

Investment Company and ETF Risk. The Fund may invest in shares of other investment companies, including common shares and preferred shares of closed-end funds. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss. To the extent that the Fund invests in auction rate preferred shares of closed-end funds, such securities are subject to additional risks. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. There may not be a liquid market for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Strategic Income Opportunities Fund and Total Return Fund

Strategy Risk. The Fund may use relative value and other strategies that combine derivatives and/or securities to manage duration, sector and yield curve exposure and credit and spread volatility. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Relative value strategies involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks described under “Derivatives Risk”

Risk Associated with the Fund Holding Cash. The Fund will at times hold some of its assets in cash, which may hurt the Fund’s performance. Cash positions may also subject the Fund to additional risks and costs.

Income Fund

Strategy Risk. The Fund’s strategy of seeking to provide a predictable level of dividend income may not be successful. The income payable on debt securities in general and the availability of investment opportunities varies based on market conditions. In addition, the Fund may not be effective in identifying income producing securities and managing distributions; as a result, the level of dividend income may fluctuate. The Fund’s investments are subject to various risks including the risk that the counterparty will not pay income when due which may adversely impact the level and predictability of dividend income paid by the Fund. The Fund does not guarantee that distributions will always be paid or paid at a predictable level.

Inflation Managed Bond Fund

Strategy Risk. The Fund’s investment strategies may not work to generate inflation-protected return. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds.

Treasury & Agency Fund

Tax Risk. Although the Fund focuses on issues that produce income exempt from state income taxes, the Fund may invest in securities whose interest is subject to state and local income taxes, such as securities guaranteed by the FDIC under its TLGP or securities issued under similar programs in the future. Consult your tax professional for more information.

TIPS Risk. TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase. In addition, interest payments on inflation-linked securities are unpredictable. Unlike conventional bonds, the principal and interest payments of inflation-linked

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More About the Funds (continued)

securities such as TIPS are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for All Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of another investment company.

Corporate Bond Fund, High Yield Fund, Income Fund and Short Duration High Yield Fund

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws or by the relevant exchange or by a governmental or supervisory authority. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Core Plus Bond Fund, Inflation Managed Bond Fund, Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund

CPI-U Strategy Risk. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”

CPI-U Strategy Risk is not a principal risk of the Funds, except for the Inflation Managed Bond Fund.

Emerging Markets Corporate Debt Fund, Emerging Markets Debt Fund, Income Fund, Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund

High Portfolio Turnover Risk. A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Emerging Markets Corporate Debt Fund and Income Fund

European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental action to reduce budget deficits, the resource self sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Emerging Markets Corporate Debt Fund

Foreign Municipal Securities Risk. The risk of a foreign municipal security generally depends on the financial and credit status of the issuer, which in turn will depend on the local economic, regulatory, political and other factors and conditions. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the applicable legislature or municipality authorizes money for that purpose. In addition, the issuer of the obligations may be unable or unwilling to make interest and principal payments when due. These securities are also subject to foreign and emerging markets risks based on the location of the issuer.

Corporate Bond Fund and Income Fund

Equity Market Risk. The Fund’s investments in preferred shares and convertible securities are subject to equity market risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board

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of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions. Preferred Stock Risk is not a principal risk of the Corporate Bond Fund.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value.

Additional Risks for the Funds

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Emerging Markets Corporate Debt Fund

CLN Risk. CLNs are synthetic instruments that are subject to the counterparty risk described above under “Credit Risk.” In the event of a default, the Fund does not have a right in the underlying reference debt obligation. Generally, payments under the CLN are conditioned on the CLN’s receipt of payments from, and the CLN’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN invests. If a default were to occur, the stream of payments may stop and the CLN would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN.

Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as Interest-Only (IOs) and Principal-Only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

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More About the Funds (continued)

Strategic Income Opportunities Fund and Total Return Fund

Insurance-Linked Securities Risk. The Funds may invest in insurance-linked securities. Gains or losses on insurance based instruments are tied to specific types of insurance risk including, but not limited to, fire, hurricanes, earthquakes, windstorms, extreme temperature conditions, tsunamis, and floods. The type, frequency and severity of catastrophic events are difficult to predict or model, and thus the expected return on an investment with respect to such instruments is difficult to calculate. A Fund’s investments in insurance-linked securities may be concentrated in one or more types of risk, in which case the overall adverse impact on the Fund of a single catastrophe or other insured event or adverse movements in the value of a single investment position could be considerably greater than if the Fund’s insurance-based investments were more diversified. Insurance-linked securities often provide for an extension of maturity to process and audit loss claims where a catastrophic event has, or possibly has, occurred. An extension of maturity may increase volatility. Insurance-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Insurance-linked securities may also be subject to liquidity risk.

Business Development Company Risk. Each Fund may invest in shares of BDCs. BDCs are closed-end investment companies that have elected to be BDCs under the Investment Company Act of 1940. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the BDC when a Fund invests in shares of the BDC. BDCs that are listed on a stock exchange may trade at a price below their net asset value (also known as a discount). If a Fund invests in BDCs, it may incur added expenses such as additional management fees and trading costs. BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (junk bonds). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s net asset value. If a Fund invests in a BDC that is privately placed, the investment also may be subject to additional liquidity risks because it may be difficult for the Fund to liquidate its investment in a privately placed BDC. The revenues, income (or losses) and valuations of companies in which BDCs invest can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss.

Income Fund and Unconstrained Debt Fund

ETF and Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an ETF or other investment company. The price and movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their asset value (also known as a discount”.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/Return Summaries” and “Investment Practices” section later in the prospectus, and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. In addition, certain Funds may invest in cash and cash equivalents as a principal investment strategy. These investments may result in a lower yield than lower-quality or longer-term investments, and, in the case of Funds that are using such investments for temporary defensive purposes, prevent the Funds from meeting their investment objectives.

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WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. These investments may be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Funds may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Funds’ service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Core Plus Bond Fund

The historical performance for the Class L Shares (formerly, Institutional Class Shares) in the bar chart prior to 1/1/10 and the performance table prior to their inception on 6/19/09 is based on the performance of the Class I Shares (formerly, Select Class Shares), which invest in the same portfolio of securities, but are offered in a different prospectus. The actual returns of Class L Shares would have been different than the returns shown because Class L Shares have different expenses than Class I Shares.

Emerging Markets Debt Fund

The performance in the table for the Class A and Class C Shares before Class A and Class C Shares were launched on 6/30/06 is that of the Class I Shares (formerly, Select Class Shares) of the Fund and have not been adjusted to reflect the difference in fees and sales charges expenses between the classes. The actual returns for the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Class I Shares.

Mortgaged-Backed Securities Fund

The historical performance of the Class C Shares in the performance table prior to their inception on 7/2/12 is based on the performance of the Class I Shares (formerly, Select Class Shares) of the Fund. Prior class performance has been adjusted to reflect the differences in expenses between classes.

ADDITIONAL INFORMATION CONCERNING STRATEGIC INCOME OPPORTUNITIES FUND

Fund Expenses

“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets to acquired funds including Institutional Class Shares of JPMorgan Prime Money Market Fund calculated on a daily basis for the fiscal year ended 2/28/17. The JPMorgan Prime Money Market Fund imposes a separate investment advisory fee, administration fee, and shareholder servicing fee. The Fund’s adviser, administrator, and shareholder servicing agent will waive fees charged in an amount equal to the weighted pro rata amount of investment advisory fees, administration fees and shareholder servicing fees charged by the JPMorgan Prime Money Market Fund. For the fiscal year ended 2/28/17, the net expenses of Class A, Class C and Class I Shares (formerly, Select Class Shares) were 0.93%, 1.43% and 0.68%, respectively, taking into account these waivers.

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The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Corporate Bond Fund

Emerging Markets Corporate Debt Fund

Emerging Markets Debt Fund

Income Fund

Inflation Managed Bond Fund

Short Duration High Yield Fund

Strategic Income Opportunities Fund

Total Return Fund

Unconstrained Debt Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Core Bond Fund

Core Plus Bond Fund

Government Bond Fund

High Yield Fund

Limited Duration Bond Fund

Mortgage-Backed Securities Fund

Short Duration Bond Fund

Treasury & Agency Fund

The trustees of each Trust are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Funds and makes day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of

JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal year ended 2/29/16, JPMIM was paid management fees (net of waivers), as shown below (for the time period indicated), as a percentage of average daily net assets:

Core Bond Fund	0.27%
Core Plus Bond Fund	0.29
Corporate Bond Fund	0.30
Emerging Markets Corporate Debt Fund	0.56
Emerging Markets Debt Fund	0.62
Government Bond Fund	0.28
High Yield Fund	0.62
Income Fund	0.00
Inflation Managed Bond Fund	0.35
Limited Duration Bond Fund	0.18
Mortgage-Backed Securities Fund	0.23
Short Duration Bond Fund	0.22
Short Duration High Yield Fund	0.39
Strategic Income Opportunities Fund	0.42
Total Return Fund	0.26
Treasury & Agency Fund	0.06
Unconstrained Debt Fund	0.41

A discussion of the basis the Board of Trustees of the Trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report for the period ended August 31.

The Portfolio Managers

Core Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Fund.

Barbara Miller, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Fund. An employee of JPMIM or predecessor firms since 1994 and portfolio manager for the Fund since September 2015, Ms. Miller is currently the head of the U.S. Value Driven Platform within JPMIM’s Global Fixed Income, Currency & Commodities Group (GFICC). She also has served as the manager and a senior portfolio manager for the Fixed Income Mid Institutional Taxable Group since 2007 which provides individually managed

134	J.P. MORGAN INCOME FUNDS

fixed income investments for fully discretionary, institutional accounts and personal investment management accounts. Richard Figuly, Managing Director, became part of the team responsible for management of the Fund in September 2015. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the GFICC group and a portfolio manager for the U.S. Value Driven team and is responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Peter Simons, Managing Director and CFA charterholder, has been a portfolio manager of the Fund since November 2016. An employee of JPMIM or predecessor firms since 2001, Mr. Simons is a member of the GFICC group and a portfolio manager for the U.S. Value Driven team responsible for managing taxable bond portfolios for institutional clients.

Core Plus Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the Fund consists of Steven S. Lear, Managing Director and CFA charterholder, Frederick A. Sabetta, Managing Director and CFA charterholder, Richard Figuly, Managing Director, and J. Andrew Norelli, Managing Director. The team also includes additional portfolio managers who make day-today decisions concerning all alternative strategies such as emerging market debt. Mr. Lear is responsible for overseeing U.S. broad market strategies for the U.S. Macro Driven investment team and has been part of the team responsible for management of the Fund since 2013. Prior to joining JPMIM in 2008, Mr. Lear was at Schroder Investment Management for ten years, serving as the head of the U.S. fixed income securities team for seven years. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee of JPMIM or predecessor firms since November 2003. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Norelli is a portfolio manager within the U.S. Macro Driven investment team, where he focuses on multi-asset class portfolios, asset allocation, macroeconomic strategy, and global market dynamics. Prior to joining JPMIM in

2012, Mr. Norelli spent over 11 years at Morgan Stanley in fixed income, most recently serving four years as co-head of the firm’s emerging markets credit trading business.

Corporate Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are Lisa Coleman, Managing Director and CFA charterholder, Jeremy Klein, Managing Director and CFA charterholder, and Lorenzo Napolitano, Executive Director and CFA charterholder. Ms. Coleman, Mr. Klein and Mr. Napolitano are responsible for establishing and monitoring the overall duration, yield curve, sector allocation, the overweights and underweights of the Fund’s portfolio versus the benchmark. Ms. Coleman, Mr. Klein and Mr. Napolitano are assisted by regional sector and research teams who help formulate the macro credit, sector and security strategies of the Fund. Ms. Coleman is the head of the Global Investment Grade Corporate Credit team in the New York/London Global Fixed Income, Currency & Commodities group (GFICC). Prior to joining the firm in 2008, Ms. Coleman was at Schroder Investment Management for eight years, serving as the head of Global Credit Strategies and the head of European Fixed Income. Mr. Klein is a member of GFICC. Mr. Klein is a portfolio manager within the New York U.S. Investment Grade Corporate Credit Team and is responsible for managing credit exposure across client portfolios. An employee since 2000, Mr. Klein was previously a member of the U.S. Fixed Income Portfolio Management Group, overseeing broad market accounts. Mr. Napolitano is a member of GFICC and a portfolio manager within the Investment Grade Corporate Credit Team. Prior to joining the firm in 2012, he was an associate portfolio manager at Lord, Abbett & Co. LLC where he traded and provided research analysis for institutional and retail portfolios within Investment Grade Credit.

Emerging Markets Corporate Debt Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by specialized regional sector and research teams who help formulate duration, issuer and allocation recommendations and support the strategies of the Fund within the parameters establish by the portfolio managers.

Pierre-Yves Bareau, Managing Director, Scott McKee, Managing Director, and Eduardo Alhadeff, Executive Director, are the lead portfolio managers of the Fund since its inception, and share responsibility for the day-to-day management of the Fund including general responsibility for sector allocations and individual security selection. A member of JPMIM’s Global Fixed Income, Currency & Commodities group (GFICC), Mr. Bareau

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The Funds’ Management and Administration (continued)

supervises the portfolio management team and shares responsibility with Mr. McKee and Mr. Alhadeff for the duration, yield curve, and sector allocation strategies for the Fund. Before joining JPMIM in October 2009, Mr. Bareau was the Chief Investment Officer for Fortis Investments for emerging markets debt for more than 10 years. Mr. McKee is a member of GFICC and is primarily responsible for overweight and underweight positions in countries and sectors and for selecting individual securities for the Fund. Before joining JPMIM in 2011, Mr. McKee was Chief Executive and Portfolio Manager at Volterra Investment Management. Mr. Alhadeff is also a member of GFICC and shares responsibility for overweight and underweight positions in countries and sectors and for selecting individual securities for the Fund. Prior to rejoining JPMIM in 2011, Mr. Alhadeff was a partner at BRZ Investimentos, where he was responsible for the structuring and management of the high grade funds and some of the special situations funds.

Emerging Markets Debt Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Pierre-Yves Bareau, Managing Director, and Emil M. Babayev, Executive Director, are the lead portfolio managers responsible for the day-to-day management of the Fund. Mr. Bareau has been a portfolio manager for the Fund and an employee of JPMIM since October 2009. He is the Head and Chief Investment Officer of the Emerging Markets Debt team in the Global Fixed Income, Currency & Commodities (GFICC) group. He is responsible for coordinating resources located in New York, London, Asia and Latin America. Mr. Babayev is a member of the GFICC group and is the lead portfolio manager for hard currency debt strategies within the Emerging Markets Debt Team. He has been an employee of JPMIM since 2000 and a portfolio manager for the Fund since March 2016.

Government Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio manager.

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of the Fund since 1996. Mr. Sais joined JPMIM or predecessor firms in 1994 as a senior fixed income research analyst. Mr. Robert Manning began participating in the management of the Government Bond Fund in 2013. Information on Mr. Manning is described under Limited Duration Bond Fund.

High Yield Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the High Yield Fund is comprised of William J. Morgan, Managing Director and James P. Shanahan, Managing Director. Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. Mr. Morgan is a High Yield Team leader and the portfolio manager for the high yield broad, leveraged loan, and short duration high yield styles. An employee of JPMIM or predecessor firms since 1998, Mr. Morgan has worked in the high yield investment industry since 1982. An employee of JPMIM or predecessor firms since 1998, Mr. Shanahan has worked in the high yield industry since 1986. He is a portfolio manager for high yield broad opportunistic, leveraged loans and distressed debt styles.

Income Fund

The portfolio managers who are primarily responsible for the day-to-day management of the Fund are J. Andrew Norelli, Managing Director, and Andrew Headley, Managing Director and CFA charterholder. Mr. Norelli has managed the Fund since its inception and Mr. Headley joined the portfolio management team in March 2017. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. Mr. Norelli is a portfolio manager within the U.S. Macro Driven investment team, where he focuses on multi-asset class portfolios, asset allocation, macroeconomic strategy, and global market dynamics. Prior to joining JPMIM in 2012, Mr. Norelli spent over 11 years at Morgan Stanley in fixed income, most recently serving four years as co-head of the firm’s emerging markets credit trading business. Mr. Headley is the Head of Mortgages on the U.S. Macro Driven

136	J.P. MORGAN INCOME FUNDS

investment team for the Global Fixed Income, Currency & Commodities (GFICC) group. An employee of JPMIM since 2005, Mr. Headley is responsible for overseeing the agency and non-agency mortgage-backed securities, commercial mortgage-backed securities and commercial mortgage loan investment teams and also responsible for managing mortgage portfolios as well as developing and implementing mortgage strategies for multi-sector portfolios. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Inflation Managed Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. The portfolio management team consists of Scott E. Grimshaw, Executive Director and CFA charterholder, Deepa Majmudar, Managing Director, Steven S. Lear, Managing Director and CFA charterholder and David Rooney, Vice President and CFA charterholder. Mr. Grimshaw is responsible for the day-to-day management of the Fund’s portfolio of securities whereas Ms. Majmudar is responsible for implementing the inflation-managed strategy of the Fund through the use of the CPI-U swaps. Mr. Grimshaw is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. An employee since 1988 and portfolio manager of the Fund since its inception, Mr. Grimshaw is a portfolio manager for the U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios. Ms. Majmudar is a member of the GFICC group. An employee since 2003 and portfolio manager for the Fund since its inception, Ms. Majmudar is a senior portfolio manager and inflation specialist and focuses on strategies and tactics for diversified products and their included asset classes. Mr. Lear is the U.S. Chief Investment Officer within the GFICC group and is responsible for overseeing the day-to-day management of the Fund’s portfolio of securities. An employee since 2008 and a portfolio manager for the Fund since 2013, Mr. Lear is responsible for overseeing fixed income investment strategies in the U.S., including core plus, insurance, liability-driven investing and stable value. Mr. Rooney is a member in the GFICC group and is responsible for day-to-day management of the Fund’s investments in CPI-U swaps. An employee since 2012 and portfolio manager of the Fund since 2015, Mr. Rooney is responsible for managing fixed income and derivative assets, with an emphasis on inflation-linked products. Prior to joining the firm, Mr. Rooney was with BNY Mellon Asset Management and the Bank of New York, most recently as a portfolio managers and trader focused on securitized products. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Limited Duration Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of the Fund since 1995. Mr. Sais joined JPMIM or predecessor firms in 1994 as a senior fixed income research analyst. An employee of JPMIM since 1999, Robert Manning, Executive Director and CFA charterholder, also participates in the management of the Fund. Mr. Manning is a portfolio manager for Insurance Solutions. Previously, he was a member of the Fixed Income Portfolio Management Group that supports Mid-Institutional Portfolios.

Mortgage-Backed Securities Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Fund.

The lead portfolio managers are Richard D. Figuly, Managing Director and Michael Sais, Managing Director and CFA charterholder. Mr. Figuly became part of the team responsible for management of the Fund in 2015. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the Global Fixed Income, Currency & Commodities Group (GFICC) and a portfolio manager for the U.S. Value Driven Team and is responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Mr. Sais is a member of the GFICC group and a portfolio manager for the U.S. Value Driven Team and has been part of the team responsible for the management of the Fund since 2005. Mr. Sais joined JPMIM or predecessor firms in 1994 as a senior fixed income research analyst.

Short Duration Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and

JULY 1, 2016	137

The Funds’ Management and Administration (continued)

monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Gregg Hrivnak, Managing Director and CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Fund since May 2006. An employee of JPMIM or predecessor firms since 1989, Mr. Hrivnak has been part of the portfolio management team for the Fund since June 2005 and was previously a fixed income research analyst for the Taxable Bond Team responsible for asset-backed securities. He is currently a portfolio manager and trader in the Global Fixed Income, Currency & Commodities (GFICC) group. Richard Figuly, Managing Director, has participated in the management of the Fund since May 2006. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the GFICC group and a portfolio manager for the U.S. Value Driven team and is responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Susan Parekh, Executive Director, has participated in the management of the Fund since November 2016. An employee of JPMIM or predecessor firms since 1996, Ms. Parekh is a member of GFICC and is a portfolio manager for the U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios.

Short Duration High Yield Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the Fund is comprised of William J. Morgan, Managing Director, Frederick A. Sabetta, Managing Director, and James P. Shanahan, Jr., Managing Director. Mr. Morgan, Mr. Sabetta and Mr. Shanahan have been a part of the team since the Fund’s inception. Mr. Morgan is the High Yield Team leader and the portfolio manager for the high yield broad, leveraged loan, and short duration high yield styles. An employee of JPMIM or predecessor firms since 1998, Mr. Morgan has worked in the high yield investment industry since 1982. Mr. Sabetta has managed corporate bond investments since 1983. He is the portfolio manager for the high yield upper tier style. Mr. Sabetta has been an employee of JPMIM or predecessor firms since 2003. Mr. Shanahan has been an employee of JPMIM or predecessor firms since 1998. Mr. Shanahan has worked in the high yield industry since 1986. Mr. Shanahan is the portfolio manager for high yield broad opportunistic, leveraged loans and distressed debt styles.

Strategic Income Opportunities Fund

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been primarily responsible for the day-to-day management of the Fund since its inception. In his role as lead portfolio manager for the Fund, he is responsible for establishing and monitoring the strategy allocation for the Fund within and among sectors and utilizing the research and insight of dedicated sector specialists in making day-to-day decisions regarding securities to be bought or sold by the Fund. Information on Mr. Eigen is described under the Total Return Fund.

Jarred A. Sherman, Managing Director and CFA charterholder, Richard Meth, Managing Director, Jeffrey Wheeler, Executive Director and CFA charterholder, and Charles McCarthy, Managing Director, and CFA charterholder, are co-managers of the Fund. Mr. Sherman has been a portfolio manager for the Fund since 2009. An employee of JPMIM since 1999, Mr. Sherman is a portfolio manager and member of the Absolute Return and Opportunistic Fixed Income Team. In his role as co-manager, Mr. Sherman works closely with the lead portfolio manager to oversee the day-to-day operations of the Fund. Mr. Meth has been a portfolio manager of the Fund since October 2015 and is responsible for the Fund’s investments in commercial real estate debt securities including commercial loan originations. An employee of JPMIM since 2000, Mr. Meth is a portfolio manager and member of the Absolute Return and Opportunistic Fixed Income Team since February 2012 specializing in structured and securitized commercial real estate. Mr. Wheeler has been a portfolio manager of the Fund since October 2015 and is responsible for the Fund’s investments in securitized products. An employee of JPMIM since 2013, Mr. Wheeler is a portfolio manager and member of the Absolute Return and Opportunistic Fixed Income Team. Prior to joining JPMIM, Mr. Wheeler was a portfolio manager at Smith Breeden Associates, where he served as head of the Securitized Asset Team from 2009 to 2013. Mr. McCarthy has been a portfolio manager of the Fund since July 2015 and an employee of JPMIM since 2014, working with Mr. Eigen on the Absolute Return and Opportunistic Team. In his role as co-manager of the Fund, Mr. McCarthy has focused on credit securities and works closely with Mr. Sherman and Mr. Eigen to oversee the day-to-day operations of the Fund. Prior to joining JPMIM, Mr. McCarthy was in the Credit, Rates & Alternative Strategies Group within BlackRock Fundamental Fixed Income since 2010, most recently serving as a portfolio manager from June 2011 to June 2014 and as the head of investment grade trading prior to that time.

Total Return Fund

The lead portfolio manager who is primarily responsible for the day-to-day management of the Fund is listed below. As part of

138	J.P. MORGAN INCOME FUNDS

that responsibility, the portfolio manager establishes and monitors the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio manager is assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio manager.

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been responsible for the day-to-day management of the Fund since inception. Mr. Eigen has been an employee of JPMIM since April 2008 and is currently the head of Absolute Return and Opportunistic strategies.

Treasury & Agency Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Mr. Scott E. Grimshaw, Executive Director and CFA charterholder, is the portfolio manager of the Fund and part of the Taxable Bond Team. He is also responsible for the government sector and has been part of the team responsible for management of the Fund since 1996. Peter D. Simons, Managing Director and CFA charterholder, has also participated in the management of the Fund since 2005. An employee of JPMIM or predecessor firms since 2001, Mr. Simons is a fixed income portfolio manager for the GFICC group responsible for managing taxable bond portfolios for institutional clients.

Unconstrained Debt Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the Fund is comprised of Robert Michele, Managing Director and CFA charterholder, Nicholas J. Gartside, Managing Director and CFA charterholder, and Iain T. Stealey, Managing Director and CFA charterholder. A portfolio manager for the Fund since its inception, Mr. Michele is the Global Chief Investment Officer within J.P. Morgan Asset

Management’s Global Fixed Income and Currency Group. He is responsible for overseeing the activities of the fixed income and currency investment teams based in New York, Europe and Asia. Mr. Gartside joined the portfolio management team for the Fund in 2011 and is the International Chief Investment Officer within JPMorgan Asset Management’s Global Fixed Income and Currency Group. In this role, Mr. Gartside is responsible for leading and overseeing the activities of international fixed income teams. In addition, he is the co-manager of multi-sector fixed income products. Mr. Stealey has served as a member of the portfolio management team for the Fund since its inception. An employee of JPMIM since 2002, Mr. Stealey is a portfolio manager in the International Fixed Income Group focusing on high grade bond strategies. He specializes in portfolio construction and works on multi-currency accounts for both segregated clients and pooled funds.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMIM (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class C and Class I Shares of each Fund. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.10% of the average daily net assets of the Class L Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM.

JULY 1, 2016	139

The Funds’ Management and Administration (continued)

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder service fees, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

140	J.P. MORGAN INCOME FUNDS

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

JULY 1, 2016	141

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I	Class L
Eligibility[1,2]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•   Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•   Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•   Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.[3]

Limited to certain investors, including:[9]

•   Purchases directly from the Fund through the Distributor by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirements; and

•   Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers.

Minimum Investment[1,4,5]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds[3] or

$50 for employees, if establishing a monthly $50 Systematic Purchase Plan.[7]

$3,000,000 — An investor can combine purchases of Class L Shares of other J.P. Morgan Funds in order to meet the minimum.

142	J.P. MORGAN INCOME FUNDS

	Class A	Class C	Class I	Class L
Minimum Subsequent Investments[1]	$50[8]	$50[8]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No minimum
Systematic Purchase Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 2.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $500,000 or more for Limited Duration Bond Fund, Short Duration Bond Fund, Short Duration High Yield Fund and Treasury & Agency Fund. Up to 3.75% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more for Funds (other than Limited Duration Bond Fund, Short Duration Bond Fund, Short Duration High Yield Fund and Treasury & Agency Fund.)	None	None	None

JULY 1, 2016	143

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I	Class L
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $500,000 or more (for Limited Duration Bond Fund, Short Duration Bond Fund, Short Duration High Yield Fund and Treasury & Agency Fund):

•   0.75% on redemptions made within 18 months after purchase.

On purchases of $1 million or more (for other than Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund, Short Duration High Yield Fund and Treasury & Agency Fund):

•   0.75% on redemption made within 18 months after purchase.

On purchases of $1 million or more for Mortgage-Backed Securities Fund

•   0.50% on redemptions made within 12 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.10% of the average daily net assets.
Redemption Fee	None	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class L Shares have the lowest fee structure of the shares offered in this prospectus.

144	J.P. MORGAN INCOME FUNDS

	Class A	Class C	Class I	Class L
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.	Limited availability and higher minimum initial investment than Class A, Class C and Class I Shares. Not all Funds have Class L Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]

Effective April 3, 2017, new Group Retirement Plans (please see the Glossary) are not eligible to purchase Class A, Class C, or Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of a Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts.

[3]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[4]

Investment minimums may be waived for certain types of Group Retirement Plans, as well as for certain fee-based programs. The Funds reserve the right to waive any initial or subsequent investment minimum.

[5]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[6]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[7]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per Fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[8]	Minimum subsequent investment amounts for Systematic Investment Plans established before 3/1/15 is $25.
[9]	The Class L Shares are publicly offered on a limited basis. Please see “Limited Offering of the Class L Shares” for more information.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of each Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

JULY 1, 2016	145

Investing with J.P. Morgan Funds (continued)

For the JPMorgan Limited Duration Bond Fund, the JPMorgan Short Duration Bond Fund, the JPMorgan Short Duration High Yield Fund and the JPMorgan Treasury & Agency Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	2.25	2.30	2.00	0.00
$100,000 to $249,999	1.75	1.78	1.50	0.00
$250,000 to $499,999	1.25	1.27	1.00	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$500,000 to $3,999,999	0.00	0.00	0.75	0-18 months — 0.75%
$4,000,000 to $9,999,999	0.00	0.00	0.50
$10,000,000 or more	0.00	0.00	0.25

For the JPMorgan Mortgage-Backed Securities Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	3.75	3.90	3.25	0.00
$100,000 to $249,999	3.25	3.36	2.75	0.00
$250,000 to $499,999	2.25	2.30	2.00	0.00
$500,000 to $999,999	1.75	1.78	1.50	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $9,999,999	0.00	0.00	0.50	0-12 months —0.50%
$10,000,000 or more	0.00	0.00	0.25

For the Funds other than the JPMorgan Limited Duration Bond Fund, the JPMorgan Mortgage-Backed Securities Fund, the JPMorgan Short Duration Bond Fund, the JPMorgan Short Duration High Yield Fund and the JPMorgan Treasury & Agency Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	3.75	3.90	3.25	0.00
$100,000 to $249,999	3.25	3.36	2.75	0.00
$250,000 to $499,999	2.25	2.30	2.00	0.00
$500,000 to $999,999	1.75	1.78	1.50	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	0.75	0-18 months — 0.75%
$4,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

146	J.P. MORGAN INCOME FUNDS

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

For the JPMorgan Limited Duration Bond Fund, the JPMorgan Short Duration Bond Fund, the JPMorgan Short Duration High Yield Fund and the JPMorgan Treasury & Agency Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	0.75	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.50	0.00
$10,000,000 or more	0.00	0.00	0.25	0.00

For JPMorgan Mortgage-Backed Securities Fund

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $9,999,999	0.00	0.00	0.50	0.00
$10,000,000 or more	0.00	0.00	0.25	0.00

For the Funds other than the JPMorgan Limited Duration Bond Fund, the JPMorgan Mortgage-Backed Securities Fund, the JPMorgan Short Duration Bond Fund, the JPMorgan Short Duration High Yield Fund and the JPMorgan Treasury & Agency Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	0.75	0.00
$4,000,000 to 49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00
[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date (12 months for Mortgage Backed Securities Fund), no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months — 1.00%

Class I Shares and Class L Shares

There is no sales charge, commission or CDSC associated with Class I Shares or Class L Shares.

JULY 1, 2016	147

Investing with J.P. Morgan Funds (continued)

Reducing Your Class A Sales Charges

Each Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the J.P. Morgan Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Class I and Class L Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

148	J.P. MORGAN INCOME FUNDS

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix A. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a Group Retirement Plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

JULY 1, 2016	149

Investing with J.P. Morgan Funds (continued)

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

8.	Purchased in an account where the Distributor is the broker of record as of 4/10/17.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Funds will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

150	J.P. MORGAN INCOME FUNDS

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Sold as a return of excess contributions from an IRA Account.

8.	Sold to pay JPMDS or a Financial Intermediary account-related fees (only if the transaction is initiated by JPMDS or the Financial Intermediary).

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at new asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Class Shares of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None
Class L	None

JULY 1, 2016	151

Investing with J.P. Morgan Funds (continued)

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Effective April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services will be made by JPMorgan Distribution Services, Inc., the Funds’ shareholder servicing agent, from the service fee (formerly known as “shareholder service fee”). From time to time, J.P. Morgan Investment Management Inc. or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Servicing Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%
Class L	0.10%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

Class C Shares Conversion Feature

Class C Shares held in an account where the Distributor is the broker of record on 4/21/17 will convert to Class A Shares on or about 4/21/17. If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after 4/21/17, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer. Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

152	J.P. MORGAN INCOME FUNDS

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•J.P. Morgan Funds; or

•The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

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Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number

154	J.P. MORGAN INCOME FUNDS

or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of a Fund may be exchanged for:

•Class A Shares of another J.P. Morgan Fund,

•Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

•Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of any Fund may be exchanged for:

•Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of a Fund may be exchanged for:

•Class I Shares of another J.P. Morgan Fund, or

•Another share class of the same Fund if you are eligible to purchase that class.

Class L Shares of a Fund may be exchanged for:

•Class L Shares of another non-money market J.P. Morgan Fund, or

•Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

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•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

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HOW TO REDEEM
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

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Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

Limited Offering of the Class L Shares

The Funds’ Class L Shares are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds except as described below. In addition, a Fund may from time to time, in its sole discretion based on a Fund’s net asset levels and other factors, limit new purchases into a Fund or otherwise modify the closure policy at any time on a case-by-case basis.

Except as otherwise described below, shareholders of record are permitted to continue to purchase Class L Shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of December 1, 2016 (“the Transition Date”) are permitted to continue to purchase Class L Shares.

•

Existing shareholders of Class L Shares of a Fund are able to continue to purchase additional Class L Shares of that Fund in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

158	J.P. MORGAN INCOME FUNDS

•	Existing shareholders of Class L Shares of a Fund are able to add to their existing Fund accounts through exchanges from Class L Shares of other Funds;

•

Group Retirement Plans (as described below) may continue to use the Class L Shares of a Fund under certain circumstances. Effective April 3, 2017, new Group Retirement Plans are not eligible to purchase Class L Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have Class L Shares of a Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in Class L Shares of a Fund and purchase additional shares in existing participant accounts. Group Retirement Plans are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. The plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans;

•	Current and future J.P. Morgan Funds that are permitted to invest in other J.P. Morgan Funds may purchase Class L Shares of a Fund;

•	New York’s 529 Advisor-Guided College Savings Program may continue to utilize Class L Shares for new and existing program accounts;

•	Registered investment advisors using an approved custodial platform may utilize Class L Shares of any Fund in fee-based advisory programs for both new and existing program accounts;

•

Banks and trust companies acting as a fiduciary and using an approved custodial platform may continue to utilize Class L Shares of any Fund for new and existing customer accounts. New banks or trust companies may utilize a Fund only with the approval of that Fund and its distributor; and

•	Other fee-based advisory programs currently utilizing a Fund may continue to utilize the Class L Shares of that particular Fund for new and existing program accounts and any new affiliated program.

If all Class L Shares of a Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums), then the shareholder’s account will be closed. Such former shareholders will not be able to buy additional Class L Shares or reopen their accounts in Class L Shares unless a former shareholder makes his or her repurchase within 90 days of the redemption. These repurchase restrictions, however, do not apply to participants in groups listed above as eligible to continue to purchase even if the plan or program would liquidate its entire position. If shares are purchased through a financial intermediary, contact your investment representative for their requirements and procedures.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a

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result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

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Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factor provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

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Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Income Fund generally distributes net investment income, if any, at least monthly. In connection with the Income Fund’s strategy of managing distributions throughout the year to help minimize fluctuations in monthly dividends, the Income Fund may not distribute all of its net investment income on a monthly basis. The Income Fund will distribute its net realized capital gains, if any, at least annually but may distribute gains more frequently in connection with the Income Fund’s strategy of managing distributions. For each taxable year, the Income Fund will generally distribute substantially all of its net investment income and net realized capital gains. However, in connection with the Income Fund’s strategy of managing distributions, the Income Fund may carry over a portion of undistributed income from one calendar year to the next, which may be subject to an excise tax in accordance with Internal Revenue Code. The Income Fund intends to make distributions sufficient to avoid imposition of an excise tax, although the Income Fund reserves the right to pay an excise tax in certain circumstances.

The other Funds also generally distribute net investment income, if any, on a monthly basis. Such Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each such Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

With respect to taxable shareholders, if you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

162	J.P. MORGAN INCOME FUNDS

Each Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased.

Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, a Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

A Fund’s investments in certain debt obligations, derivative instruments and so-called “passive foreign investment companies” may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investments and capital gain dividend, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

JULY 1, 2016	163

Investing with J.P. Morgan Funds (continued)

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than three calendar days after the end of each month for the Core Bond Fund, Short Duration Bond Fund and Strategic Income Opportunities Fund and no sooner than seven calendar days after the end of each month for the Funds, other than the Core

164	J.P. MORGAN INCOME FUNDS

Bond Fund, Short Duration Bond Fund and Strategic Income Opportunities Fund, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Each Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2016	165

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

166	J.P. MORGAN INCOME FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.

FUND NAME	FUND CODE
Core Bond Fund	1
Core Plus Bond Fund	2
Corporate Bond Fund	3
Emerging Markets Corporate Debt Fund	4
Emerging Markets Debt Fund	5
Government Bond Fund	6
High Yield Fund	7
Income Fund	8
Inflation Managed Bond Fund	9
Limited Duration Bond Fund	10
Mortgage-Backed Securities Fund	11
Short Duration Bond Fund	12
Short Duration High Yield Fund	13
Strategic Income Opportunities Fund	14
Total Return Fund	15
Treasury & Agency Fund	16
Unconstrained Debt Fund	17

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1, 2, 6-12, 14-17	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	1, 2, 5, 7-15, 17	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	8, 10, 14, 15, 17	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-5, 7, 9-12, 14, 15, 17	Credit Currency Interest Rate Liquidity Market Political

JULY 1, 2016	167

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1-17	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	2, 4, 5, 8, 10, 14, 15, 17	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.	1-15, 17	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–5, 7-15, 17	Credit Currency Interest Rate Liquidity Market Political Valuation
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	14, 15, 17	Credit Interest Rate Liquidity Market
Common Stock: Shares of ownership of a company.	2-4, 7, 8, 13–15, 17	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2, 4, 7, 8, 13–15, 17	Credit Market
Contract for Differences: An arrangement made in a futures contract whereby differences in settlement are made through cash payments, rather than the delivery of physical goods or securities	4	Credit Leverage Liquidity Management Market
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	1-4, 7-11, 13–15, 17	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-5, 7-15, 17	Credit Currency Interest Rate Liquidity Market Political Prepayment Valuation

168	J.P. MORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1–5, 7–15, 17	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	1, 2, 4, 6–12, 14–17	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1, 2, 4, 5, 7–12, 14	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid developments.	1–5, 7–15, 17	Foreign Investment
Exchange Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (SPDRs) and NASDAQ 100s.	1, 2, 5, 7–15, 17	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.	2–5, 8, 13–15, 17	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	1–5, 7–15, 17	Foreign Investment Liquidity Market Political Prepayment Valuation
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.	2–5, 7–9, 13–15, 17	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	1–17	Credit Currency Interest Rate Political

JULY 1, 2016	169

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Initial Public Offerings (IPOs): A transaction in which a previously private company makes its first sale of stock to the public.	8, 13, 17	Market
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1–17	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1, 2, 5–12, 14, 15, 17	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or contract.	1–17	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	1, 2, 4, 5, 7, 8, 10–15, 17	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships (MLPs): Limited partnerships that are publicly traded on a securities exchange	3, 8, 13	Market
Mortgages (Directly Held): Debt instruments secured by real property.	1, 2, 5–12, 14–17	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	1, 2, 4, 6–17	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1] : A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1, 2, 6–12, 14–17	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment

1	All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets except as permitted by law.

170	J.P. MORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1–4, 7–15, 17	Credit Interest Rate Market Natural Event Political Prepayment Tax Valuation
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1–15, 17	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1–5, 7–10, 12, 14–17	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	1–15, 17	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1–4, 7, 8, 11–15, 17	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1–5, 7–15, 17	Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–5, 7–15, 17	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–3, 5–12, 14–17	Credit Liquidity Market
Reverse Repurchase Agreements[1] : The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1, 2, 5–12, 14–16	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1–17	Market

1	All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets except as permitted by law.

JULY 1, 2016	171

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1, 2, 5–7, 10–12, 16	Credit Leverage Market
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	5, 14, 15, 17	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1–3, 5, 7–12, 14, 15, 17	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1–5, 8–10, 12, 14, 15, 17	Credit Foreign Investment Liquidity Political Valuation
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	1, 2, 6, 8–12, 14, 15, 17	Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1, 2, 4–17	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1–15, 17	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	2, 5, 8, 10, 14, 15, 17	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1–17	Credit Interest Rate Liquidity Market

172	J.P. MORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	1–17	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1–5, 7–15, 17	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	1–3, 5–17	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).	1–17	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1–17	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–17	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1–17	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls, adverse economic developments, and exchange rate volatility. These risks are increased in emerging markets.

Government securities risk U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.

JULY 1, 2016	173

Investment Practices (continued)

High yield securities risk High yield, high risk securities (also known as junk bonds) which are considered to be speculative and these investments are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and a potential lack of a secondary or public market for securities.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

Zero-Coupon securities risk The market value of these securities are generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. Actions required by federal income tax law may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.

174	J.P. MORGAN INCOME FUNDS

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JULY 1, 2016	175

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request. There are no financial highlights for the Treasury & Agency Fund Class C Shares as these shares have not commenced operation as of the date of this prospectus.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Core Bond Fund
Class A
Year Ended February 29, 2016	$11.84	$0.25	$(0.07)	$0.18	$(0.25)	$(0.02)	$(0.27)
Year Ended February 28, 2015	11.65	0.27	0.20	0.47	(0.27)	(0.01)	(0.28)
Year Ended February 28, 2014	12.02	0.30	(0.32)	(0.02)	(0.29)	(0.06)	(0.35)
Year Ended February 28, 2013	11.93	0.32	0.11	0.43	(0.32)	(0.02)	(0.34)
Year Ended February 29, 2012	11.46	0.40	0.49	0.89	(0.40)	(0.02)	(0.42)

Class C
Year Ended February 29, 2016	11.90	0.17	(0.06)	0.11	(0.17)	(0.02)	(0.19)
Year Ended February 28, 2015	11.71	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)
Year Ended February 28, 2014	12.07	0.22	(0.31)	(0.09)	(0.21)	(0.06)	(0.27)
Year Ended February 28, 2013	11.98	0.25	0.10	0.35	(0.24)	(0.02)	(0.26)
Year Ended February 29, 2012	11.51	0.33	0.48	0.81	(0.32)	(0.02)	(0.34)

Class I *
Year Ended February 29, 2016	11.83	0.27	(0.07)	0.20	(0.27)	(0.02)	(0.29)
Year Ended February 28, 2015	11.64	0.28	0.21	0.49	(0.29)	(0.01)	(0.30)
Year Ended February 28, 2014	12.01	0.32	(0.32)	— (e)	(0.31)	(0.06)	(0.37)
Year Ended February 28, 2013	11.92	0.34	0.11	0.45	(0.34)	(0.02)	(0.36)
Year Ended February 29, 2012	11.45	0.42	0.49	0.91	(0.42)	(0.02)	(0.44)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.

176	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$11.75	1.57%	$3,071,916	0.74%	2.11%	0.98%	22%
11.84	4.16	5,034,237	0.74	2.27	0.96	15
11.65	(0.08)	5,237,738	0.75	2.52	0.97	15
12.02	3.56	6,347,063	0.74	2.68	0.97	15
11.93	7.89	5,937,341	0.75	3.40	0.98	20

11.82	0.98	978,417	1.39	1.47	1.45	22
11.90	3.45	1,047,962	1.39	1.62	1.46	15
11.71	(0.69)	1,216,032	1.40	1.84	1.47	15
12.07	2.91	2,549,712	1.39	2.03	1.47	15
11.98	7.15	2,400,830	1.40	2.76	1.48	20

11.74	1.77	11,761,684	0.57	2.29	0.71	22
11.83	4.32	12,232,357	0.57	2.43	0.71	15
11.64	0.08	9,526,541	0.58	2.68	0.72	15
12.01	3.73	14,911,091	0.57	2.84	0.72	15
11.92	8.09	12,717,750	0.58	3.58	0.73	20

JULY 1, 2016	177

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Core Plus Bond Fund
Class A
Year Ended February 29, 2016	$8.40	$0.24	$(0.23)	$0.01	$(0.24)	$(0.02)	$(0.26)
Year Ended February 28, 2015	8.31	0.27	0.15	0.42	(0.27)	(0.06)	(0.33)
Year Ended February 28, 2014	8.49	0.30	(0.12)	0.18	(0.30)	(0.06)	(0.36)
Year Ended February 28, 2013	8.38	0.31	0.10	0.41	(0.30)	— (e)	(0.30)
Year Ended February 29, 2012	8.19	0.38	0.19	0.57	(0.38)	— (e)	(0.38)

Class C
Year Ended February 29, 2016	8.44	0.18	(0.23)	(0.05)	(0.18)	(0.02)	(0.20)
Year Ended February 28, 2015	8.35	0.22	0.14	0.36	(0.21)	(0.06)	(0.27)
Year Ended February 28, 2014	8.52	0.24	(0.11)	0.13	(0.24)	(0.06)	(0.30)
Year Ended February 28, 2013	8.42	0.26	0.09	0.35	(0.25)	— (e)	(0.25)
Year Ended February 29, 2012	8.23	0.33	0.19	0.52	(0.33)	— (e)	(0.33)

Class I *
Year Ended February 29, 2016	8.39	0.25	(0.23)	0.02	(0.25)	(0.02)	(0.27)
Year Ended February 28, 2015	8.30	0.28	0.14	0.42	(0.27)	(0.06)	(0.33)
Year Ended February 28, 2014	8.48	0.30	(0.11)	0.19	(0.31)	(0.06)	(0.37)
Year Ended February 28, 2013	8.38	0.32	0.09	0.41	(0.31)	— (e)	(0.31)
Year Ended February 29, 2012	8.19	0.39	0.19	0.58	(0.39)	— (e)	(0.39)

Class L **
Year Ended February 29, 2016	8.40	0.26	(0.22)	0.04	(0.26)	(0.02)	(0.28)
Year Ended February 28, 2015	8.32	0.28	0.15	0.43	(0.29)	(0.06)	(0.35)
Year Ended February 28, 2014	8.49	0.32	(0.11)	0.21	(0.32)	(0.06)	(0.38)
Year Ended February 28, 2013	8.39	0.33	0.10	0.43	(0.33)	— (e)	(0.33)
Year Ended February 29, 2012	8.20	0.40	0.20	0.60	(0.41)	— (e)	(0.41)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.
**	Formerly, Institutional Class Shares.

178	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$8.15	0.09%	$836,190	0.75%	2.88%	1.02%	45%
8.40	5.10	596,507	0.74	3.18	0.97	52
8.31	2.12	334,499	0.75	3.54	0.95	25
8.49	5.06	568,987	0.73	3.67	0.95	25
8.38	7.19	424,254	0.75	4.63	0.97	23

8.19	(0.60)	263,986	1.40	2.23	1.49	45
8.44	4.37	254,815	1.39	2.58	1.46	52
8.35	1.54	254,763	1.40	2.88	1.45	25
8.52	4.27	559,441	1.38	3.02	1.45	25
8.42	6.48	398,777	1.40	3.97	1.47	23

8.14	0.21	432,632	0.64	3.00	0.69	45
8.39	5.20	1,542,145	0.64	3.32	0.69	52
8.30	2.23	1,275,145	0.65	3.66	0.70	25
8.48	5.05	1,516,099	0.63	3.78	0.70	25
8.38	7.28	1,340,341	0.64	4.74	0.72	23

8.16	0.49	804,375	0.49	3.14	0.55	45
8.40	5.24	618,643	0.48	3.39	0.54	52
8.32	2.51	260,210	0.49	3.86	0.56	25
8.49	5.20	51,964	0.47	3.94	0.55	25
8.39	7.47	39,168	0.48	4.90	0.57	23

JULY 1, 2016	179

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Corporate Bond Fund
Class A
Year Ended February 29, 2016	$10.19	$0.28		$(0.47)	$(0.19)	$(0.30)	$(0.01)	$(0.31)
Year Ended February 28, 2015	9.83	0.29		0.38	0.67	(0.29)	(0.02)	(0.31)
March 1, 2013 (g) through February 28, 2014	10.00	0.26	(h)	(0.22)	0.04	(0.21)	—	(0.21)

Class C
Year Ended February 29, 2016	10.19	0.23		(0.47)	(0.24)	(0.25)	(0.01)	(0.26)
Year Ended February 28, 2015	9.84	0.24		0.38	0.62	(0.25)	(0.02)	(0.27)
March 1, 2013 (g) through February 28, 2014	10.00	0.19	(h)	(0.19)	— (j)	(0.16)	—	(0.16)

Class I *
Year Ended February 29, 2016	10.21	0.31		(0.48)	(0.17)	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2015	9.84	0.31		0.40	0.71	(0.32)	(0.02)	(0.34)
March 1, 2013 (g) through February 28, 2014	10.00	0.25	(h)	(0.18)	0.07	(0.23)	—	(0.23)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended February 28, 2014.
(j)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.

180	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)(f)

$9.69	(1.82)%	$114,281	0.74%		2.86%		1.10%		74%
10.19	6.94	105,079	0.74		2.88		1.05		74
9.83	0.43	66,183	0.74	(i)	2.73	(h)(i)	0.96	(i)	77

9.69	(2.30)	233	1.25		2.35		1.86		74
10.19	6.36	108	1.24		2.36		1.46		74
9.84	0.02	60	1.24	(i)	1.95	(h)(i)	1.54	(i)	77

9.70	(1.65)	25,014	0.49		3.12		0.73		74
10.21	7.29	18,563	0.49		3.14		0.73		74
9.84	0.72	14,113	0.49	(i)	2.65	(h)(i)	0.79	(i)	77

JULY 1, 2016	181

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Emerging Markets Corporate Debt Fund
Class A
Year Ended February 29, 2016	$10.19	$0.36	(f)(g)	$(0.63)	$(0.27)	$(0.35)	$—	$(0.35)
Year Ended February 28, 2015	10.32	0.44		(0.02)	0.42	(0.43)	(0.12)	(0.55)
September 4, 2013 (h) through February 28, 2014	10.00	0.20		0.33	0.53	(0.18)	(0.03)	(0.21)

Class C
Year Ended February 29, 2016	10.20	0.30	(f)(g)	(0.63)	(0.33)	(0.30)	—	(0.30)
Year Ended February 28, 2015	10.32	0.38		— (j)	0.38	(0.38)	(0.12)	(0.50)
September 4, 2013 (h) through February 28, 2014	10.00	0.17		0.34	0.51	(0.16)	(0.03)	(0.19)

Class I *
Year Ended February 29, 2016	10.20	0.34	(f)(g)	(0.60)	(0.26)	(0.35)	—	(0.35)
Year Ended February 28, 2015	10.32	0.46		— (j)	0.46	(0.46)	(0.12)	(0.58)
September 4, 2013 (h) through February 28, 2014	10.00	0.21		0.33	0.54	(0.19)	(0.03)	(0.22)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended February 28, 2014.
(j)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.

182	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratio to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$9.57	(2.72)%	$46	1.20%		3.67	%(g)	2.34%		83%
10.19	4.14	55	1.25		4.17		2.45		81
10.32	5.39	53	1.25	(i)	3.98	(i)	2.85	(i)	46

9.57	(3.33)	19	1.70		3.03	(g)	3.55		83
10.20	3.73	55	1.75		3.68		2.96		81
10.32	5.13	52	1.75	(i)	3.48	(i)	3.35	(i)	46

9.59	(2.57)	1,616	0.98		3.33	(g)	1.50		83
10.20	4.49	22,175	1.00		4.43		2.21		81
10.32	5.50	20,938	1.00	(i)	4.23	(i)	2.61	(i)	46

JULY 1, 2016	183

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Debt Fund
Class A
Year Ended February 29, 2016	$8.17	$0.36		$(0.46)	$(0.10)	$(0.38)	$—
Year Ended February 28, 2015	8.22	0.38	(e)	(0.14)	0.24	(0.29)	—
Year Ended February 28, 2014	9.02	0.39		(0.78)	(0.39)	(0.41)	—
Year Ended February 28, 2013	8.47	0.41		0.60	1.01	(0.46)	—
Year Ended February 29, 2012	7.94	0.45		0.54	0.99	(0.46)	—	(f)

Class C
Year Ended February 29, 2016	8.15	0.32		(0.45)	(0.13)	(0.35)	—
Year Ended February 28, 2015	8.20	0.34	(e)	(0.14)	0.20	(0.25)	—
Year Ended February 28, 2014	9.00	0.35		(0.78)	(0.43)	(0.37)	—
Year Ended February 28, 2013	8.46	0.37		0.60	0.97	(0.43)	—
Year Ended February 29, 2012	7.93	0.41		0.55	0.96	(0.43)	—	(f)

Class I *
Year Ended February 29, 2016	8.18	0.38		(0.45)	(0.07)	(0.41)	—
Year Ended February 28, 2015	8.23	0.40	(e)	(0.14)	0.26	(0.31)	—
Year Ended February 28, 2014	9.03	0.41		(0.78)	(0.37)	(0.43)	—
Year Ended February 28, 2013	8.48	0.43		0.61	1.04	(0.49)	—
Year Ended February 29, 2012	7.94	0.47		0.55	1.02	(0.48)	—	(f)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.

184	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$7.69	(1.19)%	$51,087	1.19%	4.54%		1.59%	147%
8.17	2.90	92,832	1.22	4.50	(e)	1.45	164
8.22	(4.36)	59,212	1.25	4.64		1.39	120
9.02	12.29	71,430	1.25	4.67		1.38	152
8.47	12.95	60,961	1.25	5.49		1.40	124

7.67	(1.68)	8,449	1.70	4.04		1.98	147
8.15	2.42	11,873	1.73	4.09	(e)	1.90	164
8.20	(4.83)	12,319	1.74	4.10		1.88	120
9.00	11.70	22,183	1.75	4.16		1.88	152
8.46	12.50	13,037	1.75	4.99		1.90	124

7.70	(0.92)	75,249	0.94	4.75		1.14	147
8.18	3.14	180,886	0.97	4.80	(e)	1.12	164
8.23	(4.13)	127,240	0.99	4.89		1.14	120
9.03	12.56	215,350	1.00	4.93		1.13	152
8.48	13.32	229,270	1.00	5.73		1.15	124

JULY 1, 2016	185

Financial Highlights (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Government Bond Fund
Class A
Year Ended February 29, 2016	$11.02	$0.23	(d)	$—	(e)	$0.23	$(0.24)	$(0.15)	$(0.39)
Year Ended February 28, 2015	11.03	0.27		0.19		0.46	(0.26)	(0.21)	(0.47)
Year Ended February 28, 2014	11.56	0.29		(0.47)		(0.18)	(0.30)	(0.05)	(0.35)
Year Ended February 28, 2013	11.55	0.30		0.01		0.31	(0.30)	—	(0.30)
Year Ended February 29, 2012	10.81	0.38		0.76		1.14	(0.38)	(0.02)	(0.40)

Class C
Year Ended February 29, 2016	10.98	0.15	(d)	0.01		0.16	(0.16)	(0.15)	(0.31)
Year Ended February 28, 2015	10.99	0.19		0.19		0.38	(0.18)	(0.21)	(0.39)
Year Ended February 28, 2014	11.52	0.20		(0.47)		(0.27)	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2013	11.51	0.22		—	(e)	0.22	(0.21)	—	(0.21)
Year Ended February 29, 2012	10.78	0.30		0.75		1.05	(0.30)	(0.02)	(0.32)

Class I *
Year Ended February 29, 2016	11.02	0.26	(d)	—	(e)	0.26	(0.27)	(0.15)	(0.42)
Year Ended February 28, 2015	11.03	0.31		0.18		0.49	(0.29)	(0.21)	(0.50)
Year Ended February 28, 2014	11.56	0.32		(0.48)		(0.16)	(0.32)	(0.05)	(0.37)
Year Ended February 28, 2013	11.54	0.33		0.02		0.35	(0.33)	—	(0.33)
Year Ended February 29, 2012	10.80	0.41		0.76		1.17	(0.41)	(0.02)	(0.43)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.

186	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.86	2.16%	$574,262	0.75%	2.13%	1.13%	15%
11.02	4.23	583,764	0.75	2.47	1.09	18
11.03	(1.60)	681,612	0.74	2.55	1.05	5
11.56	2.67	777,517	0.74	2.61	1.01	12
11.55	10.67	615,219	0.74	3.33	1.03	15

10.83	1.49	73,435	1.48	1.40	1.52	15
10.98	3.47	77,471	1.48	1.74	1.57	18
10.99	(2.35)	86,180	1.47	1.80	1.54	5
11.52	1.94	186,164	1.47	1.89	1.51	12
11.51	9.81	201,498	1.47	2.61	1.53	15

10.86	2.46	597,868	0.48	2.40	0.81	15
11.02	4.51	556,051	0.48	2.74	0.82	18
11.03	(1.36)	685,750	0.47	2.82	0.80	5
11.56	3.02	859,946	0.47	2.88	0.76	12
11.54	10.96	769,531	0.47	3.62	0.78	15

JULY 1, 2016	187

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund
Class A
Year Ended February 29, 2016	$7.71	$0.40	$(1.06)	$(0.66)	$(0.40)	$— (e)	$(0.40)	$—
Year Ended February 28, 2015	8.08	0.41	(0.19)	0.22	(0.42)	(0.17)	(0.59)	—
Year Ended February 28, 2014	8.17	0.47	0.12	0.59	(0.47)	(0.21)	(0.68)	—
Year Ended February 28, 2013	7.89	0.51	0.32	0.83	(0.50)	(0.05)	(0.55)	—
Year Ended February 29, 2012	8.33	0.55	(0.27)	0.28	(0.56)	(0.16)	(0.72)	—	(e)

Class C
Year Ended February 29, 2016	7.72	0.36	(1.06)	(0.70)	(0.36)	— (e)	(0.36)	—
Year Ended February 28, 2015	8.09	0.36	(0.19)	0.17	(0.37)	(0.17)	(0.54)	—
Year Ended February 28, 2014	8.18	0.43	0.12	0.55	(0.43)	(0.21)	(0.64)	—
Year Ended February 28, 2013	7.90	0.46	0.33	0.79	(0.46)	(0.05)	(0.51)	—
Year Ended February 29, 2012	8.34	0.50	(0.27)	0.23	(0.51)	(0.16)	(0.67)	—	(e)

Class I *
Year Ended February 29, 2016	7.75	0.42	(1.07)	(0.65)	(0.42)	— (e)	(0.42)	—
Year Ended February 28, 2015	8.11	0.42	(0.18)	0.24	(0.43)	(0.17)	(0.60)	—
Year Ended February 28, 2014	8.20	0.49	0.12	0.61	(0.49)	(0.21)	(0.70)	—
Year Ended February 28, 2013	7.92	0.53	0.32	0.85	(0.52)	(0.05)	(0.57)	—
Year Ended February 29, 2012	8.36	0.58	(0.28)	0.30	(0.58)	(0.16)	(0.74)	—	(e)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.

188	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$6.65	(8.73)%	$859,215	1.00%	5.52%	1.37%	52%
7.71	2.86	831,346	0.99	5.14	1.35	52
8.08	7.57	1,066,865	1.04	5.84	1.32	54
8.17	10.98	964,864	1.12	6.32	1.33	65
7.89	3.69	1,103,966	1.15	6.98	1.34	41

6.66	(9.26)	197,406	1.55	4.92	1.85	52
7.72	2.27	278,495	1.58	4.55	1.84	52
8.09	7.00	315,026	1.59	5.29	1.81	54
8.18	10.33	348,508	1.68	5.75	1.84	65
7.90	3.03	280,078	1.80	6.33	1.84	41

6.68	(8.64)	4,480,999	0.80	5.66	1.12	52
7.75	3.16	7,089,261	0.83	5.30	1.09	52
8.11	7.76	7,329,642	0.84	6.04	1.06	54
8.20	11.18	8,127,147	0.87	6.57	1.08	65
7.92	3.95	8,616,283	0.90	7.23	1.09	41

JULY 1, 2016	189

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Income Fund
Class A
Year Ended February 29, 2016	$9.86	$0.51	(f)	$(0.77)	$(0.26)	$(0.50)
June 2, 2014 (g) through February 28, 2015	10.00	0.39		(0.15)	0.24	(0.38)

Class C
Year Ended February 29, 2016	9.86	0.46	(f)	(0.78)	(0.32)	(0.44)
June 2, 2014 (g) through February 28, 2015	10.00	0.34		(0.15)	0.19	(0.33)

Class I *
Year Ended February 29, 2016	9.86	0.53	(f)	(0.77)	(0.24)	(0.52)
June 2, 2014 (g) through February 28, 2015	10.00	0.40		(0.15)	0.25	(0.39)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 29, 2016 and for the period ended February 28, 2015.
*	Formerly, Select Class Shares.

190	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratio to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$9.10	(2.76)%	$14,142,262	0.75	%(h)	5.53	%(h)	1.68	%(h)	74%
9.86	2.42	132,974	0.75	(h)	5.40	(h)	2.57	(h)	61

9.10	(3.29)	695,728	1.25	(h)	4.83	(h)	2.55	(h)	74
9.86	1.96	192,151	1.25	(h)	4.96	(h)	3.16	(h)	61

9.10	(2.50)	26,587,697	0.50	(h)	5.56	(h)	1.67	(h)	74
9.86	2.51	26,076,165	0.50	(h)	5.50	(h)	2.07	(h)	61

JULY 1, 2016	191

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Inflation Managed Bond Fund
Class A
Year Ended February 29, 2016	$10.37	$0.13		$(0.22)	$(0.09)	$(0.14)	$—	$(0.14)
Year Ended February 28, 2015	10.51	0.12	(e)	(0.14)	(0.02)	(0.12)	—	(0.12)
Year Ended February 28, 2014	10.81	0.12		(0.30)	(0.18)	(0.11)	(0.01)	(0.12)
Year Ended February 28, 2013	10.74	0.15		0.13	0.28	(0.16)	(0.05)	(0.21)
Year Ended February 29, 2012	10.34	0.22		0.44	0.66	(0.21)	(0.05)	(0.26)

Class C
Year Ended February 29, 2016	10.33	0.07		(0.23)	(0.16)	(0.08)	—	(0.08)
Year Ended February 28, 2015	10.48	0.05	(e)	(0.13)	(0.08)	(0.07)	—	(0.07)
Year Ended February 28, 2014	10.78	0.04		(0.29)	(0.25)	(0.04)	(0.01)	(0.05)
Year Ended February 28, 2013	10.73	0.08		0.12	0.20	(0.10)	(0.05)	(0.15)
Year Ended February 29, 2012	10.34	0.16		0.43	0.59	(0.15)	(0.05)	(0.20)

Class I *
Year Ended February 29, 2016	10.37	0.16		(0.23)	(0.07)	(0.16)	—	(0.16)
Year Ended February 28, 2015	10.51	0.13	(e)	(0.13)	— (f)	(0.14)	—	(0.14)
Year Ended February 28, 2014	10.81	0.13		(0.29)	(0.16)	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.74	0.17		0.12	0.29	(0.17)	(0.05)	(0.22)
Year Ended February 29, 2012	10.34	0.24		0.44	0.68	(0.23)	(0.05)	(0.28)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.

192	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$10.14	(0.85)%	$51,090	0.75%	1.32%		1.15%	27%
10.37	(0.18)	59,129	0.75	1.15	(e)	1.05	28
10.51	(1.66)	67,620	0.75	1.15		1.05	35
10.81	2.60	160,110	0.74	1.41		1.01	16
10.74	6.42	134,099	0.74	2.09		1.02	36

10.09	(1.53)	3,534	1.40	0.67		1.53	27
10.33	(0.82)	4,453	1.40	0.51	(e)	1.52	28
10.48	(2.27)	5,253	1.40	0.42		1.56	35
10.78	1.89	6,580	1.39	0.72		1.51	16
10.73	5.68	4,302	1.39	1.47		1.53	36

10.14	(0.70)	694,213	0.60	1.52		0.72	27
10.37	(0.04)	1,202,468	0.60	1.26	(e)	0.75	28
10.51	(1.47)	1,090,324	0.60	1.20		0.81	35
10.81	2.71	1,141,000	0.59	1.53		0.76	16
10.74	6.56	870,400	0.59	2.22		0.77	36

JULY 1, 2016	193

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Limited Duration Bond Fund
Class A
Year Ended February 29, 2016	$10.02	$0.07	$(0.05)	$0.02	$(0.07)
Year Ended February 28, 2015	9.96	0.07	0.06	0.13	(0.07)
Year Ended February 28, 2014	9.84	0.06	0.14	0.20	(0.08)
Year Ended February 28, 2013	9.46	0.13	0.37	0.50	(0.12)
Year Ended February 29, 2012	9.46	0.18	(0.01)	0.17	(0.17)

Class C
Year Ended February 29, 2016	9.91	0.02	(0.05)	(0.03)	(0.02)
Year Ended February 28, 2015	9.86	0.02	0.05	0.07	(0.02)
Year Ended February 28, 2014	9.74	0.01	0.14	0.15	(0.03)
Year Ended February 28, 2013	9.37	0.08	0.37	0.45	(0.08)
Year Ended February 29, 2012	9.37	0.13	(0.01)	0.12	(0.12)

Class I *
Year Ended February 29, 2016	10.02	0.10	(0.06)	0.04	(0.10)
Year Ended February 28, 2015	9.96	0.10	0.05	0.15	(0.09)
Year Ended February 28, 2014	9.84	0.08	0.14	0.22	(0.10)
Year Ended February 28, 2013	9.46	0.16	0.37	0.53	(0.15)
Year Ended February 29, 2012	9.46	0.20	(0.01)	0.19	(0.19)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
*	Formerly, Select Class Shares.

194	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (d)

$9.97	0.19%	$198,338	0.68%	0.70%	0.95%	23%
10.02	1.28	204,080	0.68	0.74	0.93	24
9.96	2.01	185,550	0.67	0.60	0.93	23
9.84	5.36	63,879	0.67	1.37	0.95	24
9.46	1.80	48,120	0.68	1.89	0.94	21

9.86	(0.31)	50,910	1.18	0.20	1.44	23
9.91	0.72	53,773	1.18	0.24	1.42	24
9.86	1.49	57,659	1.17	0.10	1.42	23
9.74	4.80	63,760	1.17	0.87	1.45	24
9.37	1.33	54,348	1.18	1.39	1.44	21

9.96	0.35	323,384	0.43	0.95	0.63	23
10.02	1.55	637,355	0.43	1.00	0.65	24
9.96	2.23	548,277	0.42	0.85	0.67	23
9.84	5.61	377,532	0.42	1.61	0.70	24
9.46	2.08	292,294	0.43	2.13	0.69	21

JULY 1, 2016	195

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mortgage-Backed Securities Fund
Class A
Year Ended February 29, 2016	$11.65	$0.30	(f)	$0.02	$0.32	$(0.30)	$(0.01)	$(0.31)
Year Ended February 28, 2015	11.58	0.34		0.08	0.42	(0.34)	(0.01)	(0.35)
Year Ended February 28, 2014	11.84	0.35		(0.30)	0.05	(0.30)	(0.01)	(0.31)
Year Ended February 28, 2013	11.75	0.34		0.08	0.42	(0.33)	—	(0.33)
Year Ended February 29, 2012	11.50	0.49		0.25	0.74	(0.49)	—	(0.49)

Class C
Year Ended February 29, 2016	11.36	0.23	(f)	0.03	0.26	(0.25)	(0.01)	(0.26)
Year Ended February 28, 2015	11.30	0.27		0.09	0.36	(0.29)	(0.01)	(0.30)
Year Ended February 28, 2014	11.57	0.26		(0.27)	(0.01)	(0.25)	(0.01)	(0.26)
July 2, 2012 (g) through February 28, 2013	11.55	0.17		0.04	0.21	(0.19)	—	(0.19)

Class I *
Year Ended February 29, 2016	11.39	0.32	(f)	0.01	0.33	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2015	11.32	0.35		0.10	0.45	(0.37)	(0.01)	(0.38)
Year Ended February 28, 2014	11.59	0.35		(0.28)	0.07	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2013	11.51	0.36		0.08	0.44	(0.36)	—	(0.36)
Year Ended February 29, 2012	11.27	0.53		0.23	0.76	(0.52)	—	(0.52)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
*	Formerly, Select Class Shares.

196	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.66	2.82%	$209,213	0.64%	2.56%	0.99%	16%
11.65	3.69	139,104	0.65	2.85	1.02	7
11.58	0.45	149,964	0.65	2.66	0.99	9
11.84	3.57	294,739	0.64	2.88	0.98	19
11.75	6.57	255,946	0.64	4.29	0.98	21

11.36	2.31	19,275	1.14	2.06	1.51	16
11.36	3.21	7,704	1.15	2.36	1.52	7
11.30	(0.10)	6,322	1.15	2.22	1.50	9
11.57	1.81	6,592	1.14	2.08	1.49	19

11.38	2.97	1,073,033	0.39	2.83	0.72	16
11.39	4.05	1,040,420	0.40	3.10	0.75	7
11.32	0.63	1,043,527	0.40	2.89	0.74	9
11.59	3.83	2,242,411	0.39	3.09	0.73	19
11.51	6.89	1,264,766	0.39	4.51	0.73	21

JULY 1, 2016	197

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short Duration Bond Fund
Class A
Year Ended February 29, 2016	$10.87	$0.07	$(0.03)	$0.04	$(0.07)	$(0.01)	$(0.08)
Year Ended February 28, 2015	10.90	0.07	(0.02)	0.05	(0.07)	(0.01)	(0.08)
Year Ended February 28, 2014	10.97	0.07	(0.06)	0.01	(0.07)	(0.01)	(0.08)
Year Ended February 28, 2013	10.97	0.11	— (e)	0.11	(0.11)	— (e)	(0.11)
Year Ended February 29, 2012	10.95	0.15	0.04	0.19	(0.15)	(0.02)	(0.17)

Class C
Year Ended February 29, 2016	10.94	0.01	(0.03)	(0.02)	(0.01)	(0.01)	(0.02)
Year Ended February 28, 2015	10.97	0.01	(0.02)	(0.01)	(0.01)	(0.01)	(0.02)
Year Ended February 28, 2014	11.04	0.01	(0.05)	(0.04)	(0.02)	(0.01)	(0.03)
Year Ended February 28, 2013	11.04	0.05	— (e)	0.05	(0.05)	— (e)	(0.05)
Year Ended February 29, 2012	11.02	0.09	0.04	0.13	(0.09)	(0.02)	(0.11)

Class I *
Year Ended February 29, 2016	10.89	0.10	(0.04)	0.06	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2015	10.91	0.10	(0.02)	0.08	(0.09)	(0.01)	(0.10)
Year Ended February 28, 2014	10.98	0.10	(0.06)	0.04	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2013	10.99	0.13	(0.01)	0.12	(0.13)	— (e)	(0.13)
Year Ended February 29, 2012	10.96	0.18	0.05	0.23	(0.18)	(0.02)	(0.20)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.

198	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$10.83	0.35%	$528,045	0.80%	0.63%	0.92%	45%
10.87	0.38	225,852	0.80	0.63	0.92	41
10.90	0.11	240,174	0.80	0.63	0.89	38
10.97	0.99	281,110	0.80	0.97	0.86	33
10.97	1.76	260,098	0.80	1.36	0.86	40

10.90	(0.16)	110,872	1.30	0.13	1.41	45
10.94	(0.10)	124,100	1.30	0.13	1.40	41
10.97	(0.39)	154,636	1.30	0.14	1.39	38
11.04	0.50	237,782	1.30	0.48	1.36	33
11.04	1.23	297,098	1.30	0.86	1.37	40

10.84	0.50	7,145,093	0.55	0.88	0.66	45
10.89	0.72	7,781,780	0.55	0.88	0.65	41
10.91	0.36	7,800,036	0.55	0.88	0.64	38
10.98	1.13	7,712,342	0.55	1.22	0.61	33
10.99	2.10	6,946,436	0.55	1.61	0.61	40

JULY 1, 2016	199

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Short Duration High Yield Fund
Class A
Year Ended February 29, 2016	$9.76	$0.41	$(0.89)		$(0.48)	$(0.41)	$—	$(0.41)
Year Ended February 28, 2015	10.05	0.41	(0.28)		0.13	(0.41)	(0.01)	(0.42)
March 1, 2013 (g) through February 28, 2014	10.00	0.41	(0.02	)(h)	0.39	(0.34)	—	(0.34)

Class C
Year Ended February 29, 2016	9.75	0.36	(0.89)		(0.53)	(0.37)	—	(0.37)
Year Ended February 28, 2015	10.05	0.36	(0.28)		0.08	(0.37)	(0.01)	(0.38)
March 1, 2013 (g) through February 28, 2014	10.00	0.36	(0.02	)(h)	0.34	(0.29)	—	(0.29)

Class I *
Year Ended February 29, 2016	9.76	0.43	(0.89)		(0.46)	(0.44)	—	(0.44)
Year Ended February 28, 2015	10.05	0.44	(0.28)		0.16	(0.44)	(0.01)	(0.45)
March 1, 2013 (g) through February 28, 2014	10.00	0.43	(0.01	)(h)	0.42	(0.37)	—	(0.37)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended February 28, 2014.
*	Formerly, Select Class Shares.

200	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)(f)

$8.87	(5.03)%	$2,570	0.90%		4.34%		1.25%		42%
9.76	1.31	1,965	0.89		4.15		1.21		73
10.05	4.02	1,415	0.89	(i)	4.13	(i)	1.45	(i)	66

8.85	(5.61)	264	1.40		3.82		1.88		42
9.75	0.80	324	1.39		3.63		1.73		73
10.05	3.48	55	1.39	(i)	3.62	(i)	2.15	(i)	66

8.86	(4.86)	108,974	0.65		4.55		0.94		42
9.76	1.54	173,375	0.64		4.40		0.95		73
10.05	4.24	201,219	0.63	(i)	4.36	(i)	1.15	(i)	66

JULY 1, 2016	201

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Strategic Income Opportunities Fund
Class A
Year Ended February 29, 2016	$11.76	$0.35	(e)	$(0.81)	$(0.46)	$(0.39)	$—		$(0.39)
Year Ended February 28, 2015	11.91	0.19		(0.18)	0.01	(0.16)	—		(0.16)
Year Ended February 28, 2014	11.88	0.25		0.02	0.27	(0.24)	—		(0.24)
Year Ended February 28, 2013	11.53	0.38		0.35	0.73	(0.38)	—	(g)	(0.38)
Year Ended February 29, 2012	11.99	0.30		(0.29)	0.01	(0.30)	(0.17)		(0.47)

Class C
Year Ended February 29, 2016	11.73	0.29	(e)	(0.81)	(0.52)	(0.33)	—		(0.33)
Year Ended February 28, 2015	11.89	0.11		(0.16)	(0.05)	(0.11)	—		(0.11)
Year Ended February 28, 2014	11.86	0.20		0.02	0.22	(0.19)	—		(0.19)
Year Ended February 28, 2013	11.52	0.33		0.34	0.67	(0.33)	—	(g)	(0.33)
Year Ended February 29, 2012	11.98	0.24		(0.29)	(0.05)	(0.24)	(0.17)		(0.41)

Class I *
Year Ended February 29, 2016	11.78	0.38	(e)	(0.81)	(0.43)	(0.42)	—		(0.42)
Year Ended February 28, 2015	11.94	0.21		(0.18)	0.03	(0.19)	—		(0.19)
Year Ended February 28, 2014	11.90	0.28		0.03	0.31	(0.27)	—		(0.27)
Year Ended February 28, 2013	11.56	0.41		0.34	0.75	(0.41)	—	(g)	(0.41)
Year Ended February 29, 2012	12.01	0.33		(0.28)	0.05	(0.33)	(0.17)		(0.50)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Commencing on February 29, 2016, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to February 29, 2016, the Fund did not transact in securities sold short.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Interest expense on securities sold short is less than 0.1%.
(g)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.

202	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including interest expense for securities sold short) (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including interest expense for securities sold short)		Portfolio turnover rate (excluding securities sold short) (c)(d)	Portfolio turnover rate (including securities sold short) (c)(d)

$10.91	(4.02)%	$1,644,177	0.93	%(f)	3.04%	1.19	%(f)	51%	53%
11.76	0.08	2,651,180	0.88		1.43	1.14		255	—
11.91	2.32	5,004,804	0.90		2.16	1.10		216	—
11.88	6.47	2,486,635	0.91		3.31	1.08		325	—
11.53	0.13	2,209,265	0.88		2.53	1.09		206	—

10.88	(4.50)	1,223,983	1.43	(f)	2.55	1.62	(f)	51	53
11.73	(0.42)	1,709,941	1.38		0.96	1.60		255	—
11.89	1.85	1,877,626	1.40		1.68	1.60		216	—
11.86	5.91	1,260,822	1.41		2.81	1.58		325	—
11.52	(0.36)	1,169,989	1.38		2.04	1.59		206	—

10.93	(3.77)	10,122,076	0.68	(f)	3.28	0.83	(f)	51	53
11.78	0.28	17,104,614	0.63		1.70	0.84		255	—
11.94	2.64	18,302,851	0.65		2.42	0.85		216	—
11.90	6.64	10,705,950	0.66		3.56	0.83		325	—
11.56	0.46	9,548,399	0.63		2.79	0.84		206	—

JULY 1, 2016	203

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Total Return Fund
Class A
Year Ended February 29, 2016	$10.14	$0.28	(e)	$(0.37)	$(0.09)	$(0.29)	$(0.07)	$(0.36)
Year Ended February 28, 2015	10.02	0.25	(g)	0.17	0.42	(0.22)	(0.08)	(0.30)
Year Ended February 28, 2014	10.35	0.34		(0.18)	0.16	(0.34)	(0.15)	(0.49)
Year Ended February 28, 2013	10.09	0.34		0.35	0.69	(0.34)	(0.09)	(0.43)
Year Ended February 29, 2012	10.40	0.36	(e)	0.34	0.70	(0.36)	(0.65)	(1.01)

Class C
Year Ended February 29, 2016	10.11	0.21	(e)	(0.37)	(0.16)	(0.22)	(0.07)	(0.29)
Year Ended February 28, 2015	9.99	0.19	(g)	0.17	0.36	(0.16)	(0.08)	(0.24)
Year Ended February 28, 2014	10.33	0.27		(0.19)	0.08	(0.27)	(0.15)	(0.42)
Year Ended February 28, 2013	10.08	0.27		0.35	0.62	(0.28)	(0.09)	(0.37)
Year Ended February 29, 2012	10.39	0.29	(e)	0.35	0.64	(0.30)	(0.65)	(0.95)

Class I *
Year Ended February 29, 2016	10.16	0.29	(e)	(0.37)	(0.08)	(0.30)	(0.07)	(0.37)
Year Ended February 28, 2015	10.03	0.24	(g)	0.20	0.44	(0.23)	(0.08)	(0.31)
Year Ended February 28, 2014	10.37	0.36		(0.21)	0.15	(0.34)	(0.15)	(0.49)
Year Ended February 28, 2013	10.11	0.35		0.34	0.69	(0.34)	(0.09)	(0.43)
Year Ended February 29, 2012	10.41	0.37	(e)	0.35	0.72	(0.37)	(0.65)	(1.02)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Commencing on February 29, 2016, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to February 29, 2016, the Fund did not transact in securities sold short.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Interest expense on securities sold short is less than 0.1%.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
*	Formerly, Select Class Shares.

204	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including interest expense for securities sold short) (b)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including interest expense for securities sold short)		Portfolio turnover rate (excluding securities sold short) (c)(d)	Portfolio turnover rate (including securities sold short) (c)(d)

$9.69	(0.88)%	$160,090	0.61	%(f)	2.83%		1.06	%(f)	418%	427%
10.14	4.26	180,588	0.64		2.27	(g)	1.09		394	—
10.02	1.64	35,968	0.72		3.31		1.09		406	—
10.35	6.90	22,423	0.69		3.16		1.01		432	—
10.09	6.99	5,119	0.70		3.46		1.14		418	—

9.66	(1.56)	42,613	1.26	(f)	2.18		1.56	(f)	418	427
10.11	3.63	39,361	1.29		1.61	(g)	1.60		394	—
9.99	0.90	10,199	1.37		2.60		1.58		406	—
10.33	6.19	12,535	1.34		2.53		1.52		432	—
10.08	6.33	4,234	1.35		2.82		1.64		418	—

9.71	(0.76)	234,674	0.51	(f)	2.93		0.76	(f)	418	427
10.16	4.43	208,400	0.56		2.44	(g)	0.81		394	—
10.03	1.61	146,774	0.62		3.34		0.83		406	—
10.37	6.96	219,343	0.60		3.37		0.79		432	—
10.11	7.19	241,928	0.60		3.57		0.86		418	—

JULY 1, 2016	205

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Year Ended February 29, 2016	$9.41	$0.04	$0.03	$0.07		$(0.05)	$(0.01)	$(0.06)
Year Ended February 28, 2015	9.49	0.06	(0.05)	0.01		(0.06)	(0.03)	(0.09)
Year Ended February 28, 2014	9.63	0.08	(0.10)	(0.02)		(0.09)	(0.03)	(0.12)
Year Ended February 28, 2013	9.74	0.09	(0.06)	0.03		(0.09)	(0.05)	(0.14)
Year Ended February 29, 2012	9.78	0.12	0.05	0.17		(0.11)	(0.10)	(0.21)

Class I *
Year Ended February 29, 2016	9.40	0.06	0.04	0.10		(0.07)	(0.01)	(0.08)
Year Ended February 28, 2015	9.48	0.08	(0.05)	0.03		(0.08)	(0.03)	(0.11)
Year Ended February 28, 2014	9.62	0.10	(0.10)	—	(e)	(0.11)	(0.03)	(0.14)
Year Ended February 28, 2013	9.73	0.11	(0.06)	0.05		(0.11)	(0.05)	(0.16)
Year Ended February 29, 2012	9.77	0.14	0.05	0.19		(0.13)	(0.10)	(0.23)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.

206	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$9.42	0.73%	$34,618	0.70%	0.42%	1.03%	24%
9.41	0.12	26,654	0.70	0.64	1.02	23
9.49	(0.20)	44,375	0.70	0.85	0.98	15
9.63	0.23	73,424	0.69	0.89	0.95	19
9.74	1.72	90,893	0.70	1.17	0.95	35

9.42	1.05	71,093	0.45	0.66	0.77	24
9.40	0.38	103,513	0.45	0.87	0.78	23
9.48	0.05	132,599	0.45	1.09	0.73	15
9.62	0.48	235,447	0.44	1.14	0.70	19
9.73	1.97	313,699	0.45	1.42	0.70	35

JULY 1, 2016	207

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Unconstrained Debt Fund
Class A
Year Ended February 29, 2016	$10.16	$0.24		$(0.46)	$(0.22)	$(0.40)
Year Ended February 28, 2015	10.36	0.27	(e)	(0.08)	0.19	(0.39)
Year Ended February 28, 2014	10.22	0.36		0.02	0.38	(0.24)
Year Ended February 28, 2013	10.19	0.32		0.03	0.35	(0.32)
Year Ended February 29, 2012	10.06	0.41		— (f)	0.41	(0.28)

Class C
Year Ended February 29, 2016	10.11	0.19		(0.46)	(0.27)	(0.35)
Year Ended February 28, 2015	10.33	0.22	(e)	(0.09)	0.13	(0.35)
Year Ended February 28, 2014	10.20	0.30		0.03	0.33	(0.20)
Year Ended February 28, 2013	10.18	0.27		0.04	0.31	(0.29)
Year Ended February 29, 2012	10.06	0.31		0.05	0.36	(0.24)

Class I *
Year Ended February 29, 2016	10.18	0.27		(0.48)	(0.21)	(0.42)
Year Ended February 28, 2015	10.37	0.30	(e)	(0.08)	0.22	(0.41)
Year Ended February 28, 2014	10.23	0.37		0.03	0.40	(0.26)
Year Ended February 28, 2013	10.19	0.35		0.04	0.39	(0.35)
Year Ended February 29, 2012	10.06	0.38		0.05	0.43	(0.30)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.

208	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$9.54	(2.25)%	$88,231	0.97%	2.48%		1.12%	181%
10.16	1.88	149,587	0.97	2.68	(e)	1.09	179
10.36	3.81	101,255	0.97	3.54		1.09	106
10.22	3.56	2,620	0.96	3.18		1.08	269
10.19	4.13	1,315	0.97	4.03		1.16	185

9.49	(2.74)	5,843	1.47	1.98		1.64	181
10.11	1.34	4,941	1.47	2.17	(e)	1.61	179
10.33	3.26	1,332	1.47	2.92		1.58	106
10.20	3.07	677	1.46	2.70		1.58	269
10.18	3.63	288	1.46	3.12		1.67	185

9.55	(2.09)	2,342,889	0.72	2.73		0.82	181
10.18	2.17	2,170,937	0.72	2.90	(e)	0.82	179
10.37	3.99	1,589,943	0.72	3.63		0.83	106
10.23	3.91	1,382,250	0.71	3.47		0.83	269
10.19	4.37	636,794	0.71	3.85		0.89	185

JULY 1, 2016	209

Additional Fee and Expense Information

ADDITIONAL FEE AND EXPENSE INFORMATION

AFFECTING THE JPMT II FUNDS

In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA1), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expenses information to Fund shareholders. The hypothetical examples are provided for JPMT II Funds or those Funds that have acquired the assets and liabilities of a JPMT II Fund or a series of One Group Mutual Funds.

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder servicing fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

1	Effective January 1, 2010, the investment advisory business of JPMorgan Investment Advisors Inc. (JPMIA), which was the adviser for certain of the J.P. Morgan Funds, was transferred to JPMIM and JPMIM became the investment adviser for certain J.P. Morgan Funds that were previously advised by JPMIA.

The table below show the ratios for Class A, Class C, Class I, and Class L Shares of the affected Funds offered in this prospectus.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Core Bond Fund	A	0.75%	0.99%
	C	1.40%	1.46%
	I	0.50%	0.72%

JPMorgan Core Plus Bond Fund	A	0.75%	1.03%
	C	1.40%	1.50%
	I	0.46%	0.70%
	L	0.49%	0.56%

JPMorgan Government Bond Fund	A	0.75%	1.14%
	C	1.48%	1.53%
	I	0.48%	0.82%

JPMorgan High Yield Fund	A	1.00%	1.33%
	C	1.50%	1.81%
	I	0.75%	1.08%

JPMorgan Limited Duration Bond Fund	A	0.70%	0.97%
	C	1.20%	1.46%
	I	0.45%	0.65%

JPMorgan Mortgage-Backed Securities Fund	A	0.65%	1.00%
	C	1.15%	1.52%
	I	0.40%	0.73%

JPMorgan Short Duration Bond Fund	A	0.80%	0.92%
	C	1.30%	1.41%
	I	0.55%	0.66%

JPMorgan Treasury & Agency Fund	A	0.70%	1.03%
	C*	1.20%	1.53%
	I	0.45%	0.77%

*	“Net Expense Ratio” and “Gross Expense Ratio” are based on estimated amounts for the current fiscal year.

210	J.P. MORGAN INCOME FUNDS

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/16[1], you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

1	11/1/16 for the JPMorgan High Yield Fund and for the JPMorgan Core Bond Fund.

JULY 1, 2016	211

Additional Fee and Expense Information (continued)

JPMorgan Core Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2017	$449	1.06%	0.34%	0.34%	$143	5.00%	3.60%	3.60%
October 31, 2018	77	6.12	4.61	4.25	148	10.25	7.33	3.60
October 31, 2019	106	11.42	8.80	4.01	159	15.76	11.13	3.54
October 31, 2020	110	16.99	13.16	4.01	165	21.55	15.06	3.54
October 31, 2021	114	22.84	17.70	4.01	171	27.63	19.14	3.54
October 31, 2022	119	28.98	22.42	4.01	177	34.01	23.35	3.54
October 31, 2023	124	35.43	27.33	4.01	183	40.71	27.72	3.54
October 31, 2024	129	42.21	32.44	4.01	190	47.75	32.24	3.54
October 31, 2025	134	49.32	37.75	4.01	196	55.13	36.92	3.54
October 31, 2026	139	56.78	43.27	4.01	203	62.89	41.77	3.54

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first and second year (period ended October 31, 2018) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$243	4.00%	2.60%	2.60%

	Class I
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2017	$51	5.00%	4.50%	4.50%
October 31, 2018	53	10.25	9.20	4.50
October 31, 2019	80	15.76	13.88	4.28
October 31, 2020	84	21.55	18.75	4.28
October 31, 2021	87	27.63	23.83	4.28
October 31, 2022	91	34.01	29.13	4.28
October 31, 2023	95	40.71	34.66	4.28
October 31, 2024	99	47.75	40.42	4.28
October 31, 2025	103	55.13	46.43	4.28
October 31, 2026	108	62.89	52.70	4.28

212	J.P. MORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$449	1.06%	0.34%	0.34%	$143	5.00%	3.60%	3.60%
June 30, 2018	91	6.12	4.46	4.11	153	10.25	7.28	3.55
June 30, 2019	110	11.42	8.61	3.97	164	15.76	11.03	3.50
June 30, 2020	114	16.99	12.92	3.97	169	21.55	14.92	3.50
June 30, 2021	119	22.84	17.41	3.97	175	27.63	18.94	3.50
June 30, 2022	123	28.98	22.07	3.97	182	34.01	23.10	3.50
June 30, 2023	128	35.43	26.91	3.97	188	40.71	27.41	3.50
June 30, 2024	133	42.21	31.95	3.97	194	47.75	31.87	3.50
June 30, 2025	139	49.32	37.19	3.97	201	55.13	36.49	3.50
June 30, 2026	144	56.78	42.64	3.97	208	62.89	41.26	3.50

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2017) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$243	4.00%	2.60%	2.60%

	Class I
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$47	5.00%	4.54%	4.54%
June 30, 2018	62	10.25	9.16	4.42
June 30, 2019	78	15.76	13.85	4.30
June 30, 2020	81	21.55	18.75	4.30
June 30, 2021	85	27.63	23.86	4.30
June 30, 2022	89	34.01	29.18	4.30
June 30, 2023	92	40.71	34.74	4.30
June 30, 2024	96	47.75	40.53	4.30
June 30, 2025	100	55.13	46.57	4.30
June 30, 2026	105	62.89	52.88	4.30

	Class L
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$50	5.00%	4.51%	4.51%
June 30, 2018	56	10.25	9.19	4.48
June 30, 2019	63	15.76	14.04	4.44
June 30, 2020	65	21.55	19.10	4.44
June 30, 2021	68	27.63	24.39	4.44
June 30, 2022	71	34.01	29.91	4.44
June 30, 2023	74	40.71	35.68	4.44
June 30, 2024	78	47.75	41.71	4.44
June 30, 2025	81	55.13	48.00	4.44
June 30, 2026	85	62.89	54.57	4.44

JULY 1, 2016	213

Additional Fee and Expense Information (continued)

JPMorgan Government Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$449	1.06%	0.34%	0.34%	$151	5.00%	3.52%	3.52%
June 30, 2018	117	6.12	4.21	3.86	161	10.25	7.11	3.47
June 30, 2019	121	11.42	8.24	3.86	167	15.76	10.83	3.47
June 30, 2020	126	16.99	12.41	3.86	173	21.55	14.67	3.47
June 30, 2021	131	22.84	16.75	3.86	178	27.63	18.65	3.47
June 30, 2022	136	28.98	21.26	3.86	185	34.01	22.77	3.47
June 30, 2023	141	35.43	25.94	3.86	191	40.71	27.03	3.47
June 30, 2024	146	42.21	30.80	3.86	198	47.75	31.44	3.47
June 30, 2025	152	49.32	35.85	3.86	205	55.13	36.00	3.47
June 30, 2026	158	56.78	41.10	3.86	212	62.89	40.72	3.47

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2017) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$251	4.00%	2.52%	2.52%

	Class I
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$49	5.00%	4.52%	4.52%
June 30, 2018	87	10.25	8.89	4.18
June 30, 2019	91	15.76	13.44	4.18
June 30, 2020	95	21.55	18.18	4.18
June 30, 2021	99	27.63	23.12	4.18
June 30, 2022	103	34.01	28.27	4.18
June 30, 2023	107	40.71	33.63	4.18
June 30, 2024	112	47.75	39.22	4.18
June 30, 2025	117	55.13	45.04	4.18
June 30, 2026	121	62.89	51.10	4.18

214	J.P. MORGAN INCOME FUNDS

JPMorgan High Yield Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2017	$473	1.06%	0.10%	0.10%	153	5.00%	3.50%	3.50%
October 31, 2018	102	6.12	4.10	4.00	158	10.25	7.12	3.50
October 31, 2019	141	11.42	7.92	3.67	197	15.76	10.54	3.19
October 31, 2020	146	16.99	11.89	3.67	203	21.55	14.07	3.19
October 31, 2021	152	22.84	15.99	3.67	210	27.63	17.70	3.19
October 31, 2022	157	28.98	20.25	3.67	216	34.01	21.46	3.19
October 31, 2023	163	35.43	24.66	3.67	223	40.71	25.33	3.19
October 31, 2024	169	42.21	29.24	3.67	230	47.75	29.33	3.19
October 31, 2025	175	49.32	33.98	3.67	238	55.13	33.46	3.19
October 31, 2026	181	56.78	38.90	3.67	245	62.89	37.72	3.19

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first and second year (period ended October 31, 2018) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$253	4.00%	2.50%	2.50%

	Class I
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2017	$77	5.00%	4.25%	4.25%
October 31, 2018	80	10.25	8.68	4.25
October 31, 2019	120	15.76	12.94	3.92
October 31, 2020	124	21.55	17.37	3.92
October 31, 2021	129	27.63	21.97	3.92
October 31, 2022	134	34.01	26.75	3.92
October 31, 2023	140	40.71	31.72	3.92
October 31, 2024	145	47.75	36.88	3.92
October 31, 2025	151	55.13	42.25	3.92
October 31, 2026	157	62.89	47.82	3.92

JULY 1, 2016	215

Additional Fee and Expense Information (continued)

JPMorgan Limited Duration Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$295	2.64%	1.95%	1.95%	$122	5.00%	3.80%	3.80%
June 30, 2018	101	7.77	6.06	4.03	154	10.25	7.47	3.54
June 30, 2019	105	13.16	10.34	4.03	160	15.76	11.28	3.54
June 30, 2020	109	18.82	14.78	4.03	165	21.55	15.22	3.54
June 30, 2021	114	24.76	19.41	4.03	171	27.63	19.30	3.54
June 30, 2022	118	30.99	24.22	4.03	177	34.01	23.52	3.54
June 30, 2023	123	37.54	29.23	4.03	184	40.71	27.89	3.54
June 30, 2024	128	44.42	34.43	4.03	190	47.75	32.42	3.54
June 30, 2025	133	51.64	39.85	4.03	197	55.13	37.11	3.54
June 30, 2026	138	59.22	45.49	4.03	204	62.89	41.96	3.54

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2017) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$222	4.00%	2.80%	2.80%

	Class I
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$46	5.00%	4.55%	4.55%
June 30, 2018	69	10.25	9.10	4.35
June 30, 2019	72	15.76	13.84	4.35
June 30, 2020	76	21.55	18.80	4.35
June 30, 2021	79	27.63	23.96	4.35
June 30, 2022	82	34.01	29.36	4.35
June 30, 2023	86	40.71	34.98	4.35
June 30, 2024	90	47.75	40.85	4.35
June 30, 2025	94	55.13	46.98	4.35
June 30, 2026	98	62.89	53.38	4.35

216	J.P. MORGAN INCOME FUNDS

JPMorgan Mortgage-Backed Securities Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$439	1.06%	0.44%	0.44%	$117	5.00%	3.85%	3.85%
June 30, 2018	102	6.12	4.45	4.00	161	10.25	7.46	3.48
June 30, 2019	107	11.42	8.63	4.00	166	15.76	11.20	3.48
June 30, 2020	111	16.99	12.98	4.00	172	21.55	15.07	3.48
June 30, 2021	115	22.84	17.50	4.00	178	27.63	19.08	3.48
June 30, 2022	120	28.98	22.20	4.00	184	34.01	23.22	3.48
June 30, 2023	125	35.43	27.08	4.00	191	40.71	27.51	3.48
June 30, 2024	130	42.21	32.17	4.00	197	47.75	31.95	3.48
June 30, 2025	135	49.32	37.45	4.00	204	55.13	36.54	3.48
June 30, 2026	140	56.78	42.95	4.00	211	62.89	41.29	3.48

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2017) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$217	4.00%	2.85%	2.85%

	Class I
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$41	5.00%	4.60%	4.60%
June 30, 2018	78	10.25	9.07	4.27
June 30, 2019	81	15.76	13.72	4.27
June 30, 2020	85	21.55	18.58	4.27
June 30, 2021	88	27.63	23.64	4.27
June 30, 2022	92	34.01	28.92	4.27
June 30, 2023	96	40.71	34.43	4.27
June 30, 2024	100	47.75	40.17	4.27
June 30, 2025	105	55.13	46.15	4.27
June 30, 2026	109	62.89	52.39	4.27

JULY 1, 2016	217

Additional Fee and Expense Information (continued)

JPMorgan Short Duration Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$305	2.64%	1.86%	1.86%	$132	5.00%	3.70%	3.70%
June 30, 2018	96	7.77	6.01	4.08	149	10.25	7.42	3.59
June 30, 2019	100	13.16	10.34	4.08	154	15.76	11.28	3.59
June 30, 2020	104	18.82	14.84	4.08	160	21.55	15.27	3.59
June 30, 2021	108	24.76	19.52	4.08	165	27.63	19.41	3.59
June 30, 2022	112	30.99	24.40	4.08	171	34.01	23.70	3.59
June 30, 2023	117	37.54	29.48	4.08	178	40.71	28.14	3.59
June 30, 2024	122	44.42	34.76	4.08	184	47.75	32.74	3.59
June 30, 2025	127	51.64	40.26	4.08	191	55.13	37.51	3.59
June 30, 2026	132	59.22	45.98	4.08	197	62.89	42.44	3.59

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2017) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$232	4.00%	2.70%	2.70%

	Class I
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$56	5.00%	4.45%	4.45%
June 30, 2018	70	10.25	8.98	4.34
June 30, 2019	73	15.76	13.71	4.34
June 30, 2020	77	21.55	18.65	4.34
June 30, 2021	80	27.63	23.80	4.34
June 30, 2022	83	34.01	29.17	4.34
June 30, 2023	87	40.71	34.78	4.34
June 30, 2024	91	47.75	40.63	4.34
June 30, 2025	95	55.13	46.73	4.34
June 30, 2026	99	62.89	53.10	4.34

218	J.P. MORGAN INCOME FUNDS

JPMorgan Treasury & Agency Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$295	2.64%	1.95%	1.95%	$122	5.00%	3.80%	3.80%
June 30, 2018	107	7.77	6.00	3.97	162	10.25	7.40	3.47
June 30, 2019	111	13.16	10.21	3.97	167	15.76	11.13	3.47
June 30, 2020	116	18.82	14.58	3.97	173	21.55	14.98	3.47
June 30, 2021	120	24.76	19.13	3.97	179	27.63	18.97	3.47
June 30, 2022	125	30.99	23.86	3.97	185	34.01	23.10	3.47
June 30, 2023	130	37.54	28.78	3.97	192	40.71	27.37	3.47
June 30, 2024	135	44.42	33.89	3.97	198	47.75	31.79	3.47
June 30, 2025	141	51.64	39.21	3.97	205	55.13	36.37	3.47
June 30, 2026	146	59.22	44.73	3.97	212	62.89	41.10	3.47

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2017) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$222	4.00%	2.80%	2.80%

	Class I
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$46	5.00%	4.55%	4.55%
June 30, 2018	82	10.25	8.97	4.23
June 30, 2019	86	15.76	13.58	4.23
June 30, 2020	89	21.55	18.39	4.23
June 30, 2021	93	27.63	23.39	4.23
June 30, 2022	97	34.01	28.61	4.23
June 30, 2023	101	40.71	34.05	4.23
June 30, 2024	105	47.75	39.72	4.23
June 30, 2025	110	55.13	45.64	4.23
June 30, 2026	115	62.89	51.80	4.23

JULY 1, 2016	219

Appendix A – Financial Intermediary-Specific Sales Charge Waivers

WAIVERS APPLICABLE TO PURCHASE THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify Merrill Lynch at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. With regard to these waivers and discounts, Merrill Lynch is responsible for the implementation on the Merrill Lynch platform or accounts.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Exchanges as described in this prospectus.

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members as defined by Merrill Lynch.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same retail brokerage account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Merrill Lynch Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through Merrill Lynch Rights of Reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only). Merrill Lynch will pay the Distributor a prorated portion of the applicable CDSC the Distributor would have received when the exchange occurs. The Distributor will receive the amount of the CDSC minus the amount of Rule 12b-1 fees that it has already received during the holding period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent (as described in this prospectus)

Breakpoints.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL

Effective April 10, 2017, shareholders purchasing Fund shares through LPL Financial’s Mutual Fund Only Platform will be eligible only for the following front-end sales charge waivers for Class A Shares, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Sales charges will be waived for Class A Shares bought by clients of LPL Financial who are accessing the J.P. Morgan Funds through LPL Financial’s mutual fund only platform.

With regard to this waiver, LPL Financial is responsible for the implementation on its platform.

220	J.P. MORGAN INCOME FUND

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Core Bond Fund, the Core Plus Bond Fund, the Government Bond Fund, the High Yield Fund, the Limited Duration Bond Fund, the Mortgage-Backed Securities Fund, the Short Duration Bond Fund and the Treasury & Agency Fund is 811-4236.

Investment Company Act File No. for the Emerging Markets Debt Fund, the Emerging Markets Corporate Debt Fund, the Total Return Fund, the Inflation Managed Bond Fund, the Corporate Bond Fund, the Short Duration High Yield Fund, the Strategic Income Opportunities Fund, the Income Fund and the Unconstrained Debt Fund is 811-21295.

©JPMorgan Chase & Co. 2016. All rights reserved. April 2017. PR-INCACSI-716-2

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Intrepid International Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 10, 2017

to the Summary Prospectuses and

Prospectuses dated March 1, 2017, as supplemented

Effective immediately, the portfolio manager information for the JPMorgan Intrepid International Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Zenah Shuhaiber	2013	Executive Director
Nicholas Horne	2017	Managing Director
Jonathan Ingram	2017	Managing Director

In addition, the paragraph in the section titled “The Funds’ Management and Administration — The Portfolio Managers — Intrepid International Fund” is hereby deleted in its entirety and replaced by the following:

Intrepid International Fund

The portfolio management team utilizes a team based approach and is comprised of Zenah Shuhaiber, Nicholas Horne and Jonathan Ingram. Ms. Shuhaiber, an Executive Director and CFA charterholder, and Nicholas Horne and Jonathan Ingram, both Managing Directors and CFA charterholders, share authority in the management of the Fund. Ms. Shuhaiber is a portfolio manager in the International Behavioral Finance Group based in London. An employee of JPMIM or its affiliates (or one of their predecessors) since 2005, Ms. Shuhaiber has portfolio and research responsibilities for style-based strategies, and has been a portfolio manager of the Fund since February 2013. Mr. Horne is head of investments for the International Behavioral Finance Group. Mr. Horne has been employed by JPMIM or its affiliates (or one of their predecessors) since 2006, and has been a portfolio manager of the Fund since April 2017. Mr. Ingram is a portfolio manager within the Dynamic team of the International Behavioral Finance Group. Mr. Ingram has been employed by JPMIM or its affiliates (or one of their predecessors) since 2000, and has been a portfolio manager of the Fund since April 2017.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-INTEQ-417

Prospectus

J.P. Morgan International Equity Funds

Class A, Class C, Class I*, & Class L** Shares

March 1, 2017, as supplemented April 10, 2017

JPMorgan China Region Fund

Class/Ticker: A/JCHAX; C/JCHCX; I/JCHSX

JPMorgan Emerging Economies Fund

Class/Ticker: A/JEEAX; C/JEECX; I/JEESX

JPMorgan Emerging Markets Equity Fund

Class/Ticker: A/JFAMX; C/JEMCX; I/JEMSX; L/JMIEX

JPMorgan Emerging Markets Equity Income Fund

Class/Ticker: A/JEMEX; C/JEMFX; I/JEMYX

JPMorgan Global Unconstrained Equity Fund

Class/Ticker: A/JFUAX; C/JFECX; I/JMESX

JPMorgan International Discovery Fund

Class/Ticker: A/DSCAX; C/DSCBX; I/DSCOX

JPMorgan International Equity Fund

Class/Ticker: A/JSEAX; C/JIECX; I/VSIEX

JPMorgan International Equity Income Fund

Class/Ticker: A/JEIAX; C/JEICX; I/JEISX

JPMorgan International Opportunities Fund

Class/Ticker: A/JIOAX; C/JIOCX; I/JIOSX

JPMorgan International Research Enhanced Equity Fund

Class/Ticker: A/OEIAX; C/OIICX; I/OIEAX

JPMorgan International Unconstrained Equity Fund

Class/Ticker: A/IUAEX; C/IUCEX; I/IUESX

JPMorgan International Value Fund

Class/Ticker: A/JFEAX; C/JIUCX; I/JIESX; L/JNUSX

JPMorgan Intrepid European Fund

Class/Ticker: A/VEUAX; C/VEUCX; I/JFESX; L/JFEIX

JPMorgan Intrepid International Fund

Class/Ticker: A/JFTAX; C/JIICX; I/JISIX

JPMorgan Latin America Fund

Class/Ticker: A/JLTAX; C/JLTCX; I/JLTSX

*	Formerly, Select Class Shares.

**	Formerly, Institutional Class Shares.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan China Region Fund

Class/Ticker: A/JCHAX; C/JCHCX; I/JCHSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.30	1.29	1.26
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	1.05	1.04	1.01

Total Annual Fund Operating Expenses	2.55	3.04	2.26
Fee Waivers and Expense Reimbursements[2]	(1.00)	(0.99)	(0.96)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.55	2.05	1.30

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.55%, 2.05% and 1.30% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	674	1,187	1,724	3,188
CLASS C SHARES ($)	308	846	1,510	3,286
CLASS I SHARES ($)	132	614	1,122	2,521

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	674	1,187	1,724	3,188
CLASS C SHARES ($)	208	846	1,510	3,286
CLASS I SHARES ($)	132	614	1,122	2,521

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the

MARCH 1, 2017	1

JPMorgan China Region Fund (continued)

Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of companies in the China region or instruments that have similar economic characteristics. “Assets” means net assets, plus the amount of borrowings for investment purposes. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China, including Hong Kong and Macau (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan.

The equity securities and other instruments that provide economic exposure to one or more equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, warrants and rights and participation notes.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The Fund is managed by the sub-adviser using an active investment management style which focuses on both an analysis of macro factors and bottom-up security selection. Given the sub-adviser’s belief that the direction of the economy and securities markets in the China region, particularly China and Hong Kong, are closely linked to macro factors such as government policies, global economic data, commodities prices and supply/demand dynamics, the sub-adviser’s investment approach involves in-depth discussions and thorough analysis on these macro factors. The output of these analyses and discussions will serve as the building blocks for its sector and security selection in individual countries.

In lieu of the limited public information available in the China region, the sub-adviser conducts internal research and analysis on both macro economic factors and security fundamentals, and relies less on third-party data. The sub-adviser’s decisions are made primarily through subjective analysis and insights the sub-adviser gathered through company meetings and communications conducted by the research analysts based in Shanghai, Hong Kong and Taipei. In addition, the sub-adviser has access to the financial skills and research capabilities of certain of the region’s established investment banks.

Security selection is also an important part of the subadviser’s investment process. In general, the sub-adviser covers approximately 75–80% of the investable universe of China region companies and updates stock views on a weekly basis. The security selection process is largely country specific, whereby individual research analysts have the responsibility to design and refine their security selection process to cope with the dynamic local factors and market conditions. Apart from analyzing the impact of macro factors such as government policies and global economic data on individual securities, there are also several common factors that the research analysts focus on, such as:

•	competitive dynamics
•	industry structures
•	cyclicality and evolution
•	growth
•	corporate governance
•	liquidity

In addition, research analysts particularly emphasize the following factors in security selection: sustainability of competitive advantage; high and/or expanding returns on equity; and earnings per share growth.

Research analysts are encouraged to visit a wide range of companies across a variety of sectors, and it is from these company visits that the sub-adviser seeks to make qualitative assessments of the relative growth prospects of the companies concerned and their strategies to create shareholder value. The sub-adviser analyzes industries in which companies operate, the competitive landscape as well as the management strategy to enhance competitive advantage and returns. As part of the investment process, the research analysts not only meet with some of the companies which fall within their core security coverage, but they also meet with some of their competitors, distributors, suppliers and other stakeholders in order to seek to obtain a complete analysis of the industry/company and other investment opportunities.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

China Region Risk. In additional to the risks listed under “Foreign Securities and Emerging Markets Risk” investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth. Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

At times, there may be a high correlation among the Chinese and Taiwanese markets. Accordingly, because the Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will

MARCH 1, 2017	3

JPMorgan China Region Fund (continued)

not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”) are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Golden Dragon Index (net of foreign withholding taxes) and the Lipper China Region Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Best Quarter	2nd quarter, 2009	31.03%
Worst Quarter	3rd quarter, 2011	–27.67%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Life of Fund (Since 2/28/07)
CLASS A SHARES
Return Before Taxes	(6.07)%	5.30%	3.06%
Return After Taxes on Distributions	(7.73)	3.98	2.47
Return After Taxes on Distributions and Sale of Fund Shares	(1.69)	4.63	2.77
CLASS C SHARES
Return Before Taxes	(2.35)	5.92	3.11
CLASS I SHARES
Return Before Taxes	(0.64)	6.70	3.88
MSCI GOLDEN DRAGON INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	5.40	6.54	4.24
LIPPER CHINA REGION FUNDS INDEX
(Reflects No Deduction for Taxes)	0.01	5.60	4.28

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-Adviser

JF International Management, Inc.

Portfolio Manager	Managed the Fund Since	Primary Title
Howard Wang	2007	Managing Director
Emerson Yip	2008	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2017	5

JPMorgan Emerging Economies Fund

Class/Ticker: A/JEEAX; C/JEECX; I/JEESX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees[1]	0.85%	0.85%	0.85%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.42	0.52	0.45
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[2]	0.17	0.27	0.20

Total Annual Fund Operating Expenses[1]	1.52	2.12	1.30
Fee Waivers and Expense Reimbursements[3]	(0.17)	(0.27)	(0.20)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]	1.35	1.85	1.10

1	As of May 20, 2016, the Fund’s advisory fee was reduced, therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fee.
2	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.35%, 1.85% and 1.10% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	655	964	1,295	2,229
CLASS C SHARES ($)	288	638	1,114	2,430
CLASS I SHARES ($)	112	392	694	1,550

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	655	964	1,295	2,229
CLASS C SHARES ($)	188	638	1,114	2,430
CLASS I SHARES ($)	112	392	694	1,550

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may use exchange-traded futures for the efficient management of cash flows. The Fund may also use participation notes in the management of portfolio assets.

Investment Process: The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which the adviser uses to select securities. Securities held in the Fund that the adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for country and sector weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may

MARCH 1, 2017	7

JPMorgan Emerging Economies Fund (continued)

underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger,

more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts, futures and participation notes may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”) are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes), and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	33.70%
Worst Quarter	3rd quarter, 2011	–25.55%

AVERAGE ANNUAL TOTAL RETURN (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Life of Fund (Since 2/28/08)
CLASS A SHARES
Return Before Taxes	3.43%	(1.06)%	(2.48)%
Return After Taxes on Distributions	3.24	(1.17)	(2.67)
Return After Taxes on Distributions and Sale of Fund Shares	2.36	(0.63)	(1.72)
CLASS C SHARES
Return Before Taxes	7.68	(0.47)	(2.37)
CLASS I SHARES
Return Before Taxes	9.41	0.27	(1.64)
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	11.19	1.28	(1.22)
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	12.10	2.04	(0.93)

After-tax returns are shown only for the Class A Shares, and the after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and

MARCH 1, 2017	9

JPMorgan Emerging Economies Fund (continued)

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anuj Arora	2008	Executive Director
George Iwanicki, Jr.	2008	Managing Director
Joyce Weng	2017	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Emerging Markets Equity Fund

Class/Ticker:

A/JFAMX; C/JEMCX; I/JEMSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide high total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees[1]	0.85%	0.85%	0.85%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.44	0.45	0.42
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[2]	0.19	0.20	0.17
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	1.55	2.06	1.28
Fee Waivers and Expense Reimbursements [3]	(0.20)	(0.21)	(0.18)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements [3]	1.35	1.85	1.10

1	As of May 20, 2016, the Fund’s advisory fee was reduced, therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fee.

2	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.35%, 1.85% and 1.10% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2017	11

JPMorgan Emerging Markets Equity Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	655	970	1,307	2,258
CLASS C SHARES ($)	288	625	1,089	2,373
CLASS I SHARES ($)	112	388	685	1,529

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	655	970	1,307	2,258
CLASS C SHARES ($)	188	625	1,089	2,373
CLASS I SHARES ($)	112	388	685	1,529

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging markets country or that maintain their principal place of business in an emerging markets country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging markets country or that have at least 50% of their assets in an emerging market country; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, warrants and rights, participation notes or other structured notes, and other instruments that provide economic exposure to one or more equity securities.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The adviser attempts to emphasize securities that it believes are undervalued, while underweighting or avoiding securities that appear to the adviser to be overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below.

Research analysts use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers both expected short-term price moves (security ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to research analysts at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

MARCH 1, 2017	13

JPMorgan Emerging Markets Equity Fund (continued)

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”), are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class C Shares prior to the inception of Class C Shares is based on the performance of Class B Shares (all of which were converted to Class A Shares on 6/19/15). The actual returns of Class C Shares would have been similar to those shown because they had similar expenses to Class B Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	32.49%
Worst Quarter	4th quarter, 2008	–25.90%

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	13.24%	1.39%	1.91%
Return After Taxes on Distributions	13.19	1.39	1.91
Return After Taxes on Distributions and Sale of Fund Shares	7.76	1.22	1.62
CLASS A SHARES
Return Before Taxes	6.98	0.05	1.11
CLASS C SHARES
Return Before Taxes	11.39	0.62	1.15
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except
Foreign Withholding Taxes)	11.19	1.28	1.84
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	12.10	2.04	1.54

After-tax returns are shown only for the Class I Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Leon Eidelman	2013	Managing Director
Austin Forey	2005	Managing Director
Amit Mehta	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2017	15

JPMorgan Emerging Markets Equity Fund

Class/Ticker: L/JMIEX

Formerly, Institutional Class Shares. Currently, Class L Shares of the Fund are publicly offered only on a limited basis (see “Investing with J.P. Morgan Funds — LIMITED OFFERING OF CLASS L” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks to provide high total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class L
Management Fees[1]	0.85%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.27
Shareholder Service Fees	0.10
Remainder of Other Expenses[2]	0.17
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses[1]	1.13
Fee Waivers and Expense Reimbursements [3]	(0.18)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements [3]	0.95

1	As of May 20, 2016, the Fund’s advisory fee was reduced, therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fee.

2	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.95% of the average daily net assets of Class L Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS L SHARES ($)	97	341	605	1,359

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging markets country or that maintain their principal place of business in an emerging markets country; (ii) securities that are traded principally in an

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

emerging market country; (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging markets country or that have at least 50% of their assets in an emerging market country; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, warrants and rights, participation notes or other structured notes, and other instruments that provide economic exposure to one or more equity securities.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The adviser attempts to emphasize securities that it believes are undervalued, while underweighting or avoiding securities that appear to the adviser to be overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below.

Research analysts use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers both expected short-term price moves (security ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage crea-

tivity, considerable autonomy is given to research analysts at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor

MARCH 1, 2017	17

JPMorgan Emerging Markets Equity Fund (continued)

protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”), are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class L Shares (formerly named Institutional Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	32.52%
Worst Quarter	4th quarter, 2008	–25.81%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS L SHARES
Return Before Taxes	13.39%	1.54%	2.07%
Return After Taxes on Distributions	13.30	1.48	2.03
Return After Taxes on Distributions and Sale of Fund Shares	7.88	1.34	1.75
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	11.19	1.28	1.84
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	12.10	2.04	1.54

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

MARCH 1, 2017	19

JPMorgan Emerging Markets Equity Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Leon Eidelman	2013	Managing Director
Austin Forey	2005	Managing Director
Amit Mehta	2013	Executive Director

Purchase and Sale of Fund Shares

Class L Shares of the Fund are no longer generally available to new purchasers. Existing Class L shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group employer benefits plans, certain discretionary fee-based advisory programs, college savings plans and other J.P. Morgan Funds can continue to purchase shares as described in “Investing with J.P. Morgan Funds — LIMITED OFFERING OF THE CLASS L SHARES” in the prospectus.

Purchase minimums

For Class L Shares
To establish an account	$3,000,000
To add to an accounts	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Emerging Markets Equity Income Fund

Class/Ticker: A/JEMEX; C/JEMFX; I/JEMYX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide both current income and long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.97	6.39	7.02
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	1.72	6.14	6.77
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	3.23	8.15	8.03
Fee Waivers and Expense Reimbursements[2]	(1.68)	(6.10)	(6.73)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.55	2.05	1.30

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.55%, 2.05% and 1.30% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2017	21

JPMorgan Emerging Markets Equity Income Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 years
CLASS A SHARES ($)	674	1,319	1,986	3,761
CLASS C SHARES ($)	308	1,834	3,359	6,770
CLASS I SHARES ($)	132	1,748	3,267	6,679

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	674	1,319	1,986	3,761
CLASS C SHARES ($)	208	1,834	3,359	6,770
CLASS I SHARES ($)	132	1,748	3,267	6,679

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging markets; or where at least 50% of the assets of which are located in emerging markets. Generally, the Fund intends to focus on dividend yielding equity and equity-like securities.

For purposes of the policy above, the Fund may invest in equity-like securities of emerging market companies by purchasing structured notes, such as participation notes. The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The Fund may invest a substantial part of its assets in just one country.

The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, convertible securities, warrants and rights, real estate investment trusts (REITs), trust or partnership interests, privately placed securities, and other instruments that have similar economic characteristics to equity securities, including certain structured notes, such as participation notes.

The Fund may also invest in equity or debt securities of any type of foreign or U.S. issuer.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management. The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.

Investment Process: The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity and equity-like securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including forward currency contracts, futures and structured investments, including participation notes, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As

MARCH 1, 2017	23

JPMorgan Emerging Markets Equity Income Fund (continued)

a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”) are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of issuers held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risk of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past two calendar years. The table shows average annual total return for the past one year and life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorgan funds.com or by calling 1-800-480-4111.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Best Quarter	1st quarter, 2016	9.89%
Worst Quarter	3rd quarter, 2015	–16.96%

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2016)
	Past 1 Year	Life of Fund (since 12/12/14)
CLASS I SHARES
Return Before Taxes	15.01%	(4.56)%
Return After Taxes on Distributions	14.65	(5.07)
Return After Taxes on Distributions and Sale of Fund Shares	8.98	(3.36)
CLASS A SHARES
Return Before Taxes	8.59	(7.30)
CLASS C SHARES
Return Before Taxes	13.09	(5.29)
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	11.19	(1.68)
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	12.10	(2.09)

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns show are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund since	Primary Title with Investment Adviser
Omar Negyal	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2017	25

JPMorgan Global Unconstrained Equity Fund

Class/Ticker: A/JFUAX; C/JFECX; I/JMESX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.84	10.27	4.63
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.59	10.02	4.38
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.80	11.73	5.34
Fee Waivers and Expense Reimbursements[2]	(0.55)	(9.98)	(4.44)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.25	1.75	0.90

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.90% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	1,011	1,400	2,487
CLASS C SHARES ($)	278	2,440	4,408	8,279
CLASS I SHARES ($)	92	1,200	2,300	5,019

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	1,011	1,400	2,487
CLASS C SHARES ($)	178	2,440	4,408	8,279
CLASS I SHARES($)	92	1,200	2,300	5,019

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 1,256% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular capitalization sizes, sectors and/or locations.

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States (Non-U.S. Countries) unless the adviser determines, in its sole discretion, that conditions are not favorable. If the adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in Non-U.S. Countries provided that the Fund will not invest less than 30% of its total assets in Non-U.S. Countries under normal circumstances except for temporary defensive purposes. In managing the Fund, the adviser will invest in issuers in at least three countries other than the U.S. under normal circumstances. The investments outside the United States will be invested in issuers located in both developed and emerging markets. Because of the unconstrained nature of the Fund, it may at times have significant exposure in emerging markets or in a particular country.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, participation notes and warrants and rights. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual security selection. This process generally looks for securities that the adviser believes are attractively valued, possess strong free cash flow and have the potential for continued growth opportunities. Stock ideas are generated by an extensive global network of locally based research analysts and managers and global sector specialists. Based on the input of this network, the adviser then selects its highest conviction securities for inclusion in the Fund. The adviser is largely unrestricted by capitalization, regional and sector limits, allowing it to construct a portfolio that focuses on the most attractive security opportunities regardless of the company’s size, location or its sector orientation.

The Fund may sell securities if the adviser’s conviction in a security changes, if the company’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain adverse political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. The adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, sector and style. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

MARCH 1, 2017	27

JPMorgan Global Unconstrained Equity Fund (continued)

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Value Investing Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short-term.

Derivatives Risk. Derivatives, including participation notes and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly Select Class Shares) has varied from year to year for the past five calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index (net of foreign withholding taxes) and Lipper Global Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	11.69%
Worst Quarter	3rd quarter, 2015	–10.31%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Life of Fund (since 11/30/11)
CLASS I SHARES
Return Before Taxes	4.41%	10.32%	9.97%
Return After Taxes on Distributions	2.42	7.14	6.85
Return After Taxes on Distributions and Sale of Fund Shares	2.45	7.22	6.96
CLASS A SHARES
Return Before Taxes	(1.36)	8.83	8.50
CLASS C SHARES
Return Before Taxes	2.60	9.46	9.11
MSCI ALL COUNTRY WORLD INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	7.86	9.36	9.16
LIPPER GLOBAL MULTI-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	8.39	9.96	9.70

After-tax returns are shown for only the Class I Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who

MARCH 1, 2017	29

JPMorgan Global Unconstrained Equity Fund (continued)

hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Timothy Woodhouse	2014	Executive Director
Sam Witherow	2015	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Discovery Fund

Class/Ticker: A/DSCAX; C/DSCBX; I/DSCOX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	8.38	8.33	4.84
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	8.13	8.08	4.59

Total Annual Fund Operating Expenses	9.33	9.78	5.54
Fee Waivers and Expense Reimbursements[1]	(8.08)	(8.03)	(4.59)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.25	1.75	0.95

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.95% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	2,401	4,008	7,455
CLASS C SHARES ($)	278	2,102	3,847	7,529
CLASS I SHARES ($)	97	1,244	2,378	5,160

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	2,401	4,008	7,455
CLASS C SHARES ($)	178	2,102	3,847	7,529
CLASS I SHARES ($)	97	1,244	2,378	5,160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period (December 21, 2015 through October 31, 2016), the Fund’s portfolio turnover rate was 200% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund’s assets are primarily invested in equity and equity-like securities of foreign

MARCH 1, 2017	31

JPMorgan International Discovery Fund (continued)

companies, including foreign subsidiaries of U.S. companies. The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, convertible securities and warrants and rights. The Fund may invest in equity-like securities by purchasing structured notes, such as participation notes.

The Fund currently expects that it will invest a significant portion of its assets in equity investments that are tied economically to Europe and the Asia Pacific region. Generally, the Fund intends to maintain regional geographic exposures (e.g., Europe, Asia Pacific region) similar to those of its benchmark the Morgan Stanley Capital International (MSCI) EAFE SMID Cap Index (net of foreign withholding taxes)1 over time. The Fund may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region including in emerging markets.

The Fund is not constrained by capitalization limits and may invest in companies of various market capitalizations. However, it is expected that the Fund will invest a significant portion of its assets in medium and smaller capitalization companies.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may, from time to time, utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, to hedge risks involving fluctuations in securities or currency prices and to manage the portfolio efficiently.

The Fund may use exchange-traded futures and/or exchange-traded funds for the efficient management of cash flows.

Investment Process: The Fund’s investment adviser is J.P. Morgan Investment Management Inc. (the “adviser”) and its sub-adviser is JF International Management Inc. (the “sub-adviser”). The adviser determines the Fund’s exposure to each geographic region and is responsible for implementing the Fund’s investment strategy. In doing so, the adviser expects to delegate the management of a portion of the Fund’s investments seeking to gain exposure to the Asian Pacific region to the sub-adviser.

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles.

Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to invest in companies which the adviser or sub-adviser believes are of high quality and/or are undervalued and/or have strong earnings momentum and/or share price momentum. In identifying securities with share prices and/or

1	MSCI EAFE SMID Cap Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

earnings that have strong momentum, the adviser and sub-adviser look for securities which have prices that have been increasing and that they believe will continue to increase.

The adviser and sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the adviser or sub-adviser, as applicable, believes the issuer of such securities no longer meets certain growth and value criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its investments in underlying funds and its direct investments.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom voted to exit the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”), are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for

MARCH 1, 2017	33

JPMorgan International Discovery Fund (continued)

repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term. These risks are higher for small cap companies.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Derivatives Risk. Derivatives, including forward currency contracts, futures and participation notes, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Initial Public Offerings (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I Shares (formerly, Select Class Shares) for the past one calendar year. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the MSCI EAFE SMID Cap Index (net of foreign withholding taxes) and the Lipper International Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Best Quarter	3rd quarter, 2016	8.55%
Worst Quarter	4th quarter, 2016	-5.70%

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2016)
	Past 1 Year	Life of Fund (since 12/21/15)
CLASS I SHARES
Return Before Taxes	(3.95)%	(3.23)%
Return After Taxes on Distributions	(4.07)	(3.37)
Return After Taxes on Distributions and Sale of Fund Shares	(1.91)	(2.35)
CLASS A SHARES
Return Before Taxes	(9.33)	(8.48)
CLASS C SHARES
Return Before Taxes	(5.68)	(4.02)
MSCI EAFE SMID CAP INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	1.32	3.32
LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	3.13	3.13 [1]

1	Return calculated from 12/31/15.

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Georgina Brittain	2015	Managing Director
Francesco Conte	2015	Managing Director

Investment Sub-Adviser

JF International Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Mark Davids	2015	Managing Director
Oliver R. Cox	2015	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial

Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2017	35

JPMorgan International Equity Fund

Class/Ticker:

A/JSEAX; C/JIECX; I/VSIEX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees[1]	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.38	0.39	0.37
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[2]	0.13	0.14	0.12

Total Annual Fund Operating Expenses[1]	1.33	1.84	1.07
Fee Waivers and Expense Reimbursements[3]	(0.09)	(0.10)	(0.08)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]	1.24	1.74	0.99

1	As of November 1, 2016, the Fund’s advisory fee was reduced, therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fee.

2	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.24%, 1.74% and 0.99% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 10/31/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	645	910	1,202	2,030
CLASS C SHARES ($)	277	562	979	2,144
CLASS I SHARES ($)	101	327	577	1,294

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	645	910	1,202	2,030
CLASS C SHARES ($)	177	562	979	2,144
CLASS I SHARES ($)	101	327	577	1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one region or country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and

MARCH 1, 2017	37

JPMorgan International Equity Fund (continued)

economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	25.42%
Worst Quarter	3rd quarter, 2011	–20.43%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	1.62%	5.34%	0.82%
Return After Taxes on Distributions	1.34	5.06	(0.50)
Return After Taxes on Distributions and Sale of Fund Shares	1.42	4.35	0.95
CLASS A SHARES
Return Before Taxes	(3.97)	3.94	0.03
CLASS C SHARES
Return Before Taxes	(0.16)	4.54	0.04
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	1.00	6.53	0.75
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	2.64	6.27	0.50

After-tax returns are shown only for the Class I Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Fisher*	1999	Managing Director
Thomas Murray	2004	Managing Director
Shane Duffy	2013	Managing Director

*	Effective during the 4th quarter of 2017, Mr. Fisher will no longer be involved in the management of the Fund.

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

MARCH 1, 2017	39

JPMorgan International Equity Fund (continued)

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Income Fund

Class/Ticker: A/JEIAX; C/JEICX; I/JEISX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide both current income and long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.57	0.59	0.57
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.32	0.34	0.32
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.53	2.05	1.28
Fee Waivers and Expense Reimbursements[2]	(0.28)	(0.30)	(0.38)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.25	1.75	0.90

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.90% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2017	41

JPMorgan International Equity Income Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	957	1,290	2,230
CLASS C SHARES ($)	278	614	1,076	2,355
CLASS I SHARES ($)	92	368	666	1,512

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	957	1,290	2,230
CLASS C SHARES ($)	178	614	1,076	2,355
CLASS I SHARES ($)	92	368	666	1,512

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 162% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies and may invest any amount of its assets in emerging markets. Generally, the Fund intends to focus its investments in dividend yielding equity securities.

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights.

The Fund may also invest up to 20% of its Assets in equity or debt securities of any issuer.

The Fund may utilize currency forwards to reduce currency exposures, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Fund may invest in securities denominated in any currency. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted above.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns.

The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of issuers held by the Fund could make it difficult for the Fund to provide a

MARCH 1, 2017	43

JPMorgan International Equity Income Fund (continued)

predictable level of income. Given the historically low interest rate environment, risks associated with rising rates are heightened.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly Select Class Shares) has varied from year to year for the past five calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	8.28%
Worst Quarter	3rd quarter, 2015	–7.17%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Life of Fund (since 2/28/11)
CLASS I SHARES
Return Before Taxes	(0.38)%	6.78%	3.79%
Return After Taxes on Distributions	(0.96)	5.93	3.00
Return After Taxes on Distributions and Sale of Fund Shares	0.73	5.55	3.14
CLASS A SHARES
Return Before Taxes	(5.97)	5.35	2.55
CLASS C SHARES
Return Before Taxes	(2.25)	5.94	2.97
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	1.00	6.53	2.28
LIPPER INTERNATIONAL EQUITY INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	0.86	N/A	N/A

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Davidson	2014	Managing Director
Gerd Woort-Menker*	2011	Managing Director
Georgina Perceval Maxwell	2016	Managing Director

*	Effective April 1, 2017, Mr. Woort-Menker will no longer be involved in the management of the Fund.

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2017	45

JPMorgan International Opportunities Fund

Class/Ticker:

A/JIOAX; C/JIOCX; I/JIOSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.37	0.46	0.40
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.12	0.21	0.15

Total Annual Fund Operating Expenses	1.22	1.81	1.00
Fee Waivers and Expense Reimbursements[2]	NONE	(0.07)	(0.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[2]	1.22	1.74	0.99
1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.24%, 1.74% and 0.99% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 10/31/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	643	892	1,160	1,925
CLASS C SHARES ($)	277	558	969	2,117
CLASS I SHARES ($)	101	316	550	1,223

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	643	892	1,160	1,925
CLASS C SHARES ($)	177	558	969	2,117
CLASS I SHARES ($)	101	316	550	1,223

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Singapore, the United Kingdom, and most of the countries of Western Europe and Hong Kong; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses what it believes to be the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental security research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility,

MARCH 1, 2017	47

JPMorgan International Opportunities Fund (continued)

expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class C Shares prior to the inception of Class C Shares is based on the performance of Class B Shares (all of which were converted to Class A Shares on 6/19/15). The actual returns of Class C Shares would have been similar to those shown because they had similar expenses to Class B Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	23.69%
Worst Quarter	3rd quarter, 2011	–21.75%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	0.04%	6.10%	0.73%
Return After Taxes on Distributions	(0.77)	5.78	0.37
Return After Taxes on Distributions and Sale of Fund Shares	0.66	4.92	0.66
CLASS A SHARES
Return Before Taxes	(5.44)	4.69	(0.06)
CLASS C SHARES
Return Before Taxes	(1.81)	5.26	(0.03)
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	1.00	6.53	0.75
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	2.64	6.27	0.50

After-tax returns are shown only for the Class I Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Georgina Perceval Maxwell	2014	Managing Director
Jeroen Huysinga	2000	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the

Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2017	49

JPMorgan International Research Enhanced Equity Fund

Class/Ticker:

A/OEIAX; C/OIICX; I/OIEAX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) When You Buy Shares as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.20%	0.20%	0.20%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.44	0.41	0.38
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.19	0.16	0.13
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	0.90	1.37	0.59
Fee Waivers and Expense Reimbursements[2]	(0.30)	(0.27)	(0.24)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.60	1.10	0.35

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.60%, 1.10% and 0.35% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	583	769	969	1,549
CLASS C SHARES ($)	212	407	724	1,623
CLASS I SHARES ($)	36	165	305	715

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	583	769	969	1,549
CLASS C SHARES ($)	112	407	724	1,623
CLASS I SHARES ($)	36	165	305	715

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index1 (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. In addition, the Fund may also invest in securities not included within the Index.

Within each sector, the Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.

1	MSCI EAFE Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility,

MARCH 1, 2017	51

JPMorgan International Research Enhanced Equity Fund (continued)

expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into

European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic Union. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom voted to exit the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	26.81%
Worst Quarter	3rd quarter, 2011	–22.23%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	2.07%	7.07%	0.57%
Return After Taxes on Distributions	1.63	5.69	(0.49)
Return After Taxes on Distributions and Sale of Fund Shares	1.82	5.74	0.65
CLASS A SHARES
Return Before Taxes	(3.53)	5.67	(0.22)
CLASS C SHARES
Return Before Taxes	0.34	6.22	(0.31)
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	1.00	6.53	0.75
LIPPER INTERNATIONAL LARGE CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	2.64	6.27	0.50

After-tax returns are shown only for the Class I Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

MARCH 1, 2017	53

JPMorgan International Research Enhanced Equity Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Demetris Georghiou	2014	Executive Director
Piera Elisa Grassi	2016	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Unconstrained Equity Fund

Class/Ticker: A/IUAEX; C/IUCEX; I/IUESX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.61	0.64	0.61
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.36	0.39	0.36
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.57	2.10	1.32
Fee Waivers and Expense Reimbursements[2]	(0.32)	(0.35)	(0.42)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.25	1.75	0.90

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.90% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2017	55

JPMorgan International Unconstrained Equity Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	965	1,307	2,269
CLASS C SHARES ($)	278	624	1,097	2,403
CLASS I SHARES ($)	92	377	683	1,554

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	965	1,307	2,269
CLASS C SHARES ($)	178	624	1,097	2,403
CLASS I SHARES($)	92	377	683	1,554

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets plus borrowings for investment purposes. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

The adviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies

The Fund may utilize currency forwards (including non-deliverable forwards) to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may also use exchanged-traded futures for the efficient management of cash flows.

Investment Process: The adviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. The adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, sector and style. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets”. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result,

the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short-term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government

MARCH 1, 2017	57

JPMorgan International Unconstrained Equity Fund (continued)

regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly Select Class Shares) has varied from year to year for the past five calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index, Ex-U.S. (net of foreign withholding taxes) and the Lipper International Large Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	14.32%
Worst Quarter	3rd quarter, 2015	–11.43%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Life of Fund (since 11/30/11)
CLASS I SHARES
Return Before Taxes	0.65%	7.38%	6.87%
Return After Taxes on Distributions	0.15	6.23	5.74
Return After Taxes on Distributions and Sale of Fund Shares	0.87	5.68	5.28
CLASS A SHARES
Return Before Taxes	(4.99)	5.92	5.45
CLASS C SHARES
Return Before Taxes	(1.16)	6.54	6.03
MSCI ALL COUNTRY WORLD INDEX, EX-U.S.
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	4.50	5.00	4.69
LIPPER INTERNATIONAL LARGE CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	(0.70)	5.96	5.33

After-tax returns are shown for only the Class I Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Shane Duffy	2011	Managing Director
Tom Murray	2011	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2017	59

JPMorgan International Value Fund

Class/Ticker:

A/JFEAX; C/JIUCX; I/JIESX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.38	0.39	0.38
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.13	0.14	0.13

Total Annual Fund Operating Expenses	1.23	1.74	0.98

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	644	895	1,165	1,935
CLASS C SHARES ($)	277	548	944	2,052
CLASS I SHARES ($)	100	312	542	1,201

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	644	895	1,165	1,935
CLASS C SHARES ($)	177	548	944	2,052
CLASS I SHARES ($)	100	312	542	1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result,

MARCH 1, 2017	61

JPMorgan International Value Fund (continued)

the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes) and the Lipper International Large-Cap Value Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the fees and expenses of the mutual funds included in the average. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	25.00%
Worst Quarter	3rd quarter, 2011	–22.11%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	2.33%	4.81%	(0.25)%
Return After Taxes on Distributions	1.22	4.38	(0.84)
Return After Taxes on Distributions and Sale of Fund Shares	2.86	4.02	(0.04)
CLASS A SHARES
Return Before Taxes	(3.34)	3.39	(1.05)
CLASS C SHARES
Return Before Taxes	0.49	4.01	(1.00)
MSCI EAFE VALUE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	5.02	6.28	(0.22)
LIPPER INTERNATIONAL LARGE-CAP VALUE FUNDS AVERAGE
(Reflects No Deduction for Taxes)	1.42	5.16	(0.52)

After-tax returns are shown only for the Class I Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gerd Woort-Menker*	2002	Managing Director
Demetris Georghiou	2016	Executive Director
Georgina Perceval Maxwell	2016	Managing Director

*	Effective April 1, 2017, Mr. Woort-Menker will no longer be involved in the management of the Fund.

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2017	63

JPMorgan International Value Fund

Class/Ticker: L/JNUSX

Formerly, Institutional Class Shares. Currently, Class L Shares of the Fund are publicly offered only on a limited basis (see “Investing with J.P. Morgan Funds — LIMITED OFFERING OF CLASS L” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class L
Management Fees	0.60%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.23
Shareholder Service Fees	0.10
Remainder of Other Expenses[1]	0.13

Total Annual Fund Operating Expenses	0.83

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses remain the same. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS L SHARES ($)	85	265	460	1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of

MARCH 1, 2017	65

JPMorgan International Value Fund (continued)

larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

To the extent that the Fund hedges its currency exposure, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this hedging strategy for its emerging markets currency exposure.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class L Shares (formerly named Institutional Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes) and the Lipper International Large-Cap Value Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the fees and expenses of the mutual funds included in the average. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Best Quarter	2nd quarter, 2009	25.00%
Worst Quarter	3rd quarter, 2011	–22.00%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS L SHARES
Return Before Taxes	2.40%	4.95%	(0.11)%
Return After Taxes on Distributions	1.27	4.44	(0.76)
Return After Taxes on Distributions and Sale of Fund Shares	2.92	4.14	0.06
MSCI EAFE VALUE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	5.02	6.28	(0.22)
LIPPER INTERNATIONAL LARGE-CAP VALUE FUNDS AVERAGE
(Reflects No Deduction for Taxes)	1.42	5.16	(0.52)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gerd Woort-Menker*	2002	Managing Director
Demetris Georghiou	2016	Executive Director
Georgina Perceval Maxwell	2016	Managing Director

*	Effective April 1, 2017, Mr. Woort-Menker will no longer be involved in the management of the Fund.

Purchase and Sale of Fund Shares

Class L Shares of the Fund are no longer generally available to new purchasers. Existing Class L shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group employer benefits plans, certain discretionary fee-based advisory programs, college savings plans and other J.P. Morgan Funds can continue to purchase shares as described in “Investing with J.P. Morgan Funds — LIMITED OFFERING OF THE CLASS L SHARES” in the prospectus.

Purchase minimums

For Class L Shares
To establish an account	$3,000,000
To add to an accounts	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2017	67

JPMorgan Intrepid European Fund

Class/Ticker:

A/VEUAX; C/VEUCX; I/JFESX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your Investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.41	0.41	0.39
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.16	0.16	0.14
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.32	1.82	1.05
Fee Waivers and Expense Reimbursements[2]	(0.01)	(0.01)	(0.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.31	1.81	1.04

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.50%, 2.00% and 1.25% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	651	920	1,210	2,031
CLASS C SHARES ($)	284	572	984	2,136
CLASS I SHARES ($)	106	333	578	1,282

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	651	920	1,210	2,031
CLASS C SHARES ($)	184	572	984	2,136
CLASS I SHARES ($)	106	333	578	1,282

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser uses a bottom-up stock selection process that focuses on the value, quality and momentum characteristics to decide which securities to buy and sell.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Nether-lands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund’s assets will usually be invested in a number of different Western European countries, the Fund may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which

MARCH 1, 2017	69

JPMorgan Intrepid European Fund (continued)

increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Monetary Union. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom voted to exit the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller cap companies (mid cap and small cap companies). Smaller companies may be more volatile and vulnerable to economic, market and industry changes. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index (net of foreign withholding taxes) and the Lipper European Region Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	23.96%
Worst Quarter	3rd quarter, 2008	–23.67%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(9.03)%	7.95%	0.46%
Return After Taxes on Distributions	(9.17)	7.77	(0.10)
Return After Taxes on Distributions and Sale of Fund Shares	(4.51)	6.49	0.49
CLASS C SHARES
Return Before Taxes	(5.45)	8.56	0.50
CLASS I SHARES
Return Before Taxes	(3.67)	9.41	1.27
MSCI EUROPE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.40)	6.25	0.36
LIPPER EUROPEAN REGION FUNDS INDEX
(Reflects No Deduction for Taxes)	(3.20)	8.03	2.00

After-tax returns are shown only for the Class A Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

MARCH 1, 2017	71

JPMorgan Intrepid European Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jonathan Ingram	2007	Managing Director
John Baker	2005	Managing Director
Anis Lahlou—Abid	2012	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Intrepid European Fund

Class/Ticker: L/JFEIX

Formerly, Institutional Class Shares. Currently, Class L Shares of the Fund are publicly offered only on a limited basis (see “Investing with J.P. Morgan Funds — LIMITED OFFERING OF CLASS L” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class L
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.24
Shareholder Service Fees	0.10
Remainder of Other Expenses[1]	0.14
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.90
Fee Waivers and Expense Reimbursements[2]	(0.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.89

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.00% of the average daily net assets of Class L Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS L SHARES ($)	91	286	497	1,107

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

MARCH 1, 2017	73

JPMorgan Intrepid European Fund (continued)

Investment Process: In managing the Fund, the adviser uses a bottom-up stock selection process that focuses on the value, quality and momentum characteristics to decide which securities to buy and sell.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Nether-lands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund’s assets will usually be invested in a number of different Western European countries, the Fund may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom voted to exit the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the

Fund’s risks increase as it invests more heavily in smaller cap companies (mid cap and small cap companies). Smaller companies may be more volatile and vulnerable to economic, market and industry changes. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class L Shares (formerly, Institutional Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index (net of foreign withholding taxes) and the Lipper European Region Funds Index, an index based on the total

MARCH 1, 2017	75

JPMorgan Intrepid European Fund (continued)

returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	24.19%
Worst Quarter	3rd quarter, 2008	–23.61%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS L SHARES
Return Before Taxes	(3.46)%	9.64%	1.49%
Return After Taxes on Distributions	(3.74)	9.36	0.83
Return After Taxes on Distributions and Sale of Fund Shares	(1.24)	7.87	1.27
MSCI EUROPE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.40)	6.25	0.36
LIPPER EUROPEAN REGION FUNDS INDEX
(Reflects No Deduction for Taxes)	(3.20)	8.03	2.00

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jonathan Ingram	2007	Managing Director
John Baker	2005	Managing Director
Anis Lahlou—Abid	2012	Managing Director

Purchase and Sale of Fund Shares

Class L Shares of the Fund are no longer generally available to new purchasers. Existing Class L shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group employer benefits plans, certain discretionary fee-based advisory programs, college savings plans and other J.P. Morgan Funds can continue to purchase shares as described in “Investing with J.P. Morgan Funds — LIMITED OFFERING OF THE CLASS L SHARES” in the prospectus.

Purchase minimums

For Class L Shares
To establish an account	$3,000,000
To add to an accounts	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Intrepid International Fund

Class/Ticker: A/JFTAX; C/JIICX; I/JISIX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.37	0.41	0.37
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.12	0.16	0.12

Total Annual Fund Operating Expenses	1.22	1.76	0.97
Fee Waivers and Expense Reimbursements[2]	NONE	(0.01)	(0.07)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.22	1.75	0.90
1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.90% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	643	892	1,160	1,925
CLASS C SHARES ($)	278	553	953	2,072
CLASS I SHARES ($)	92	302	529	1,183

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	643	892	1,160	1,925
CLASS C SHARES ($)	178	553	953	2,072
CLASS I SHARES ($)	92	302	529	1,183

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual

MARCH 1, 2017	77

JPMorgan Intrepid International Fund (continued)

fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of Western Europe and Hong Kong; emerging markets include most of the other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards (including non-deliverable forwards) to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that the adviser believes have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

MARCH 1, 2017	79

JPMorgan Intrepid International Fund (continued)

Best Quarter	2nd quarter, 2009	24.47%
Worst Quarter	3rd quarter, 2011	-22.81%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(5.15)%	5.57%	(0.53)%
Return After Taxes on Distributions	(5.42)	5.37	(0.69)
Return After Taxes on Distributions and Sale of Fund Shares	(2.35)	4.52	(0.14)
CLASS C SHARES
Return Before Taxes	(1.39)	6.18	(0.49)
CLASS I SHARES
Return Before Taxes	0.40	7.02	0.28
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	1.00	6.53	0.75
LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	3.13	6.72	1.90

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Zenah Shuhaiber	2013	Executive Director
Sandeep Bhargava	2005	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Latin America Fund

Class/Ticker: A/JLTAX; C/JLTCX; I/JLTSX*

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.74	0.77	0.71
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.49	0.52	0.46

Total Annual Fund Operating Expenses	1.99	2.52	1.71
Fee Waivers and Expense Reimbursements[2]	(0.44)	(0.47)	(0.41)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.55	2.05	1.30

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.55%, 2.05% and 1.30% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	674	1,076	1,503	2,687
CLASS C SHARES ($)	308	740	1,298	2,820
CLASS I SHARES ($)	132	499	890	1,985

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	674	1,076	1,503	2,687
CLASS C SHARES ($)	208	740	1,298	2,820
CLASS I SHARES ($)	132	499	890	1,985

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the

MARCH 1, 2017	81

JPMorgan Latin America Fund (continued)

Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in securities of Latin American issuers and other investments that are tied economically to Latin America. “Assets” means net assets, plus the amount of borrowings for investment purposes. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

The securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund’s adviser considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes).

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management.

Investment Process: The adviser focuses on active and fundamental research, relying less on published data and more on subjective analysis conducted primarily through company visits by locally-based research analysts.

In managing the Fund, the adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our research analysts, who make their recommendations based on the security ranking system. The ranking system considers factors that include an analysis of a variety of factors, including fundamental economic strength, valuation, earnings growth and quality of management.

The primary emphasis in selecting securities for the Fund is on bottom-up security research conducted by research analysts, while macro research is used as a framework for the analysis.

The Fund will sell securities if the adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.

Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Latin American securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including currency forwards may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due

MARCH 1, 2017	83

JPMorgan Latin America Fund (continued)

to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes) and the Lipper Latin American Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the fees and expenses of the mutual funds included in the average. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	44.20%
Worst Quarter	4th quarter, 2008	–38.26%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Life of Fund since 2/28/07
CLASS A SHARES
Return Before Taxes	14.49%	(6.76)%	(1.03)%
Return After Taxes on Distributions	13.94	(6.92)	(1.40)
Return After Taxes on Distributions and Sale of Fund Shares	8.56	(4.94)	(0.78)
CLASS C SHARES
Return Before Taxes	19.33	(6.23)	(0.99)
CLASS I SHARES
Return Before Taxes	21.16	(5.52)	(0.25)
MSCI EMERGING MARKETS LATIN AMERICA INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	31.04	(5.69)	0.38
LIPPER LATIN AMERICAN FUNDS AVERAGE
(Reflects No Deduction for Taxes)	28.49	(6.35)	(0.78)

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Luis Carrillo	2007	Managing Director
Sophie Bosch de Hood	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

China Region Fund

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of companies in the China region or instruments that have similar economic characteristics. “Assets” means net assets, plus the amount of borrowings for investment purposes. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China, including Hong Kong and Macau (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan.

The equity securities and other instruments that provide economic exposure to one or more equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, warrants and rights and participation notes.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The Fund is managed by the sub-adviser using an active investment management style which focuses on both an analysis of macro factors and bottom-up security selection. Given the sub-adviser’s belief that the direction of the economy and securities markets in the China region, particularly China and Hong Kong, are closely linked to macro factors such as government policies, global economic data, commodities prices and supply/demand dynamics, the sub-adviser’s investment approach involves in-depth discussions and thorough analysis on these macro factors. The output of these analyses and discussions will serve as the building blocks for its sector and security selection in individual countries.

In lieu of the limited public information available in the China region, the sub-adviser conducts internal research and analysis on both macro economic factors and security fundamentals,

and relies less on third-party data. The sub-adviser’s decisions are made primarily through subjective analysis and insights the sub-adviser gathered through company meetings and communications conducted by the research analysts based in Shanghai, Hong Kong and Taipei. In addition, the sub-adviser has access to the financial skills and research capabilities of certain of the region’s established investment banks.

Security selection is also an important part of the subadviser’s investment process. In general, the sub-adviser covers approximately 75–80% of the investable universe of China region companies and updates stock views on a weekly basis. The security selection process is largely country specific, whereby individual research analysts have the responsibility to design and refine their security selection process to cope with the dynamic local factors and market conditions. Apart from analyzing the impact of macro factors such as government policies and global economic data on individual securities, there are also several common factors that the research analysts focus on, such as:

•	competitive dynamics

•	industry structures

•	cyclicality and evolution

•	growth

•	corporate governance

•	liquidity

In addition, research analysts particularly emphasize the following factors in security selection: sustainability of competitive advantage; high and/or expanding returns on equity; and earnings per share growth.

Research analysts are encouraged to visit a wide range of companies across a variety of sectors, and it is from these company visits that the sub-adviser seeks to make qualitative assessments of the relative growth prospects of the companies concerned and their strategies to create shareholder value. The sub-adviser analyzes industries in which companies operate, the competitive landscape as well as the management strategy to enhance competitive advantage and returns. As part of the investment process, the research analysts not only meet with some of the companies which fall within their core security coverage, but they also meet with some of their competitors, distributors, suppliers and other stakeholders in order to seek to obtain a complete analysis of the industry/company and other investment opportunities.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Emerging Economies Fund

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, and warrants and rights.

The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may use exchange-traded futures for the efficient management of cash flows. The Fund may also use participation notes in the management of portfolio assets.

Investment Process: The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which the adviser uses to select securities. Securities held in the Fund that the adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for country and sector weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

Emerging Markets Equity Fund

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging markets country or that maintain their principal place of business in an emerging markets country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging markets country or that have at least 50% of their assets in emerging market countries; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, warrants and rights, participation notes or other structured notes, and other instruments that provide economic exposure to one or more equity securities.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The adviser attempts to emphasize securities that it believes are undervalued, while underweighting or avoiding securities that appear to the adviser to be overvalued.

MARCH 1, 2017	87

More About the Funds (continued)

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below.

Research analysts use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers both expected short-term price moves (security ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to research analysts at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

Emerging Markets Equity Income Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging markets; or where at least 50% of the assets of which are located in emerging markets. Generally, the

Fund intends to focus on dividend yielding equity and equity-like securities.

For purposes of the policy above, the Fund may invest in equity-like securities of emerging market companies by purchasing structured notes, such as participation notes. The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The Fund may invest a substantial part of its assets in just one country.

The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, convertible securities, warrants and rights, real estate investment trusts (REITs), trust or partnership interests, privately placed securities, and other instruments that have similar economic characteristics to equity securities, including certain structured notes, such as participation notes.

The Fund may also invest in equity or debt securities of any type of foreign or U.S. issuer.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management. The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.

Investment Process: The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity and equity-like securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

Global Unconstrained Equity Fund

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular capitalization sizes, sectors and/or locations.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States (Non-U.S. Countries) unless the adviser determines, in its sole discretion, that conditions are not favorable. If the adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in Non-U.S. Countries provided that the Fund will not invest less than 30% of its total assets in Non-U.S. Countries under normal circumstances except for temporary defensive purposes. In managing the Fund, the adviser will invest in issuers in at least three countries other than the U.S. under normal circumstances. The investments outside the United States will be invested in issuers located in both developed and emerging markets. Because of the unconstrained nature of the Fund, it may at times have significant exposure in emerging markets or in a particular country.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, participation notes and warrants and rights. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual security selection. This process generally looks for securities that the adviser believes are attractively valued, possess strong free cash flow and have the potential for continued growth opportunities. Stock ideas are generated by an extensive global network of locally based research analysts and managers and global sector specialists. Based on the input of this network, the adviser then selects its highest conviction securities for inclusion in the Fund. The adviser is largely unrestricted by capitalization, regional and sector limits, allowing it to construct a portfolio that focuses on the most attractive security opportunities regardless of the company’s size, location or its sector orientation.

The Fund may sell securities if the adviser’s conviction in a security changes, if the company’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain adverse political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.

International Discovery Fund

The Fund’s main investment strategies are summarized in the Fund’s Risk/Return Summary. Additional information about some of the Fund’s main investment strategies are included below. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of the Fund, but that may become more important to the Fund’s management in the future.

Under normal circumstances, the Fund’s assets are primarily invested in equity and equity-like securities of foreign companies, including foreign subsidiaries of U.S. companies. The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, convertible securities and warrants and rights. The Fund may invest in equity-like securities by purchasing structured notes, such as participation notes.

The Fund currently expects that it will invest a significant portion of its assets in equity investments that are tied economically to Europe and the Asia Pacific region. Generally, the Fund intends to maintain regional exposures (e.g., Europe, Asia Pacific region) similar to those of its benchmark the Morgan Stanley Capital International (MSCI) EAFE SMID Cap Index (net of foreign withholding taxes)1 over time. The Fund may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region including in emerging markets.

The Fund is not constrained by capitalization limits and may invest in companies of various market capitalizations. However, it is expected that the Fund will invest a significant portion of its assets in medium and smaller capitalization companies.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may, from time to time, utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, to hedge risks involving fluctuations in securities or currency prices and to manage the portfolio efficiently.

The Fund may use exchange-traded futures and/or exchange-traded funds for the efficient management of cash flows.

Investment Process: The Fund’s investment adviser is J.P. Morgan Investment Management Inc. (the adviser or JPMIM) and its sub-adviser is JF International Management Inc. (the sub-adviser or JFIMI). The adviser determines the Fund’s exposure to each geographic region and is responsible for implementing the Fund’s investment strategy. In doing so, the adviser expects to delegate the management of a portion of the Fund’s investments seeking to gain exposure to the Asian Pacific region to the sub-adviser.

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally

1	MSCI EAFE SMID Cap Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

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More About the Funds (continued)

in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to invest in companies which the adviser or sub-adviser believes are of high quality and/or are undervalued and/or have strong earnings momentum and/or share price momentum. In identifying securities with share prices and/or earnings that have strong momentum, the adviser and sub-adviser look for securities which have prices and/or earnings that have been increasing and that they believe will continue to increase.

The adviser and sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the adviser or sub-adviser, as applicable, believes the issuer of such securities no longer meets certain growth and value criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

International Equity Fund

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one region or country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

International Equity Income Fund

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies and may invest any amount of its assets in emerging markets. Generally, the Fund intends to focus its investments in dividend yielding equity securities.

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights.

The Fund may also invest up to 20% of its Assets in equity or debt securities of any type of issuer.

The Fund may utilize currency forwards to reduce currency exposures, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund may invest in securities denominated in any currency. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted above.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns.

The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

International Opportunities Fund

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Singapore, the United Kingdom, and most of the countries of Western Europe and Hong Kong; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses what it believes to be the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental security research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

International Research Enhanced Equity Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index1 (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. In addition, the Fund may also invest in securities not included within the Index.

1	MSCI EAFE Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

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Within each sector, the Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.

International Unconstrained Equity Fund

The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets plus borrowings for investment purposes. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

The adviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies

The Fund may utilize currency forwards (including non-deliverable forwards) to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may also use exchanged-traded futures for the efficient management of cash flows.

Investment Process: The adviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

International Value Fund

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

Intrepid European Fund

The Fund invests primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser uses a bottom-up stock selection process that focuses on the value, quality and momentum characteristics to decide which securities to buy and sell.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Nether-lands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund’s assets will usually be invested in a number of different Western European countries, the Fund may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

Intrepid International Fund

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of Western Europe and Hong Kong; emerging markets include most of the other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards (including non-deliverable forwards) to manage currency exposures, where

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practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that the adviser believes have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Latin America Fund

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in securities of Latin American issuers and other investments that are tied economically to Latin America. “Assets” means net assets, plus the amount of borrowings for investment purposes. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

The Fund’s adviser considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region.

The securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes).

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

Investment Process: The adviser focuses on active and fundamental research, relying less on published data and more on subjective analysis conducted primarily through company visits by locally-based research analysts.

In managing the Fund, the adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our research analysts, who make their recommendations based on the security ranking system.

The primary emphasis in selecting securities for the Fund is on bottom-up security research conducted by research analysts, while macro research is used as a framework for the analysis.

The Fund will sell securities if the adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

Each of the Funds

The main investment strategies for a particular Fund are summarized above. Each Fund will invest primarily in equity and equity-related securities as described above. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	privately placed securities

The main investment strategies for each Fund may also include the following, some of which may be equity securities:

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling and currencies of other countries in which a Fund may invest

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

•	derivatives, including participation notes and certain forwards and futures

Although not main strategies, the Funds may also utilize the following which may be equity securities:

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

•	sovereign debt

•	corporate debt

•	securities lending

•	derivatives, including certain futures, forwards, options and swaps

•	other investment companies

•	exchange-traded funds (ETFs)

•	affiliated money market funds

•	closed-end investment companies

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest.

The Funds may use futures contracts, options, swaps, participation notes, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain. The Funds may use exchange-traded futures to manage cash flows.

ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets. The Securities and Exchange Commission has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations, subject to certain conditions. If a Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below

(discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Each Fund may utilize the investment strategies listed herein, including the use of derivatives, to a greater or lesser degree.

The Funds (except for the International Opportunities Fund, the International Value Fund and the Intrepid International Fund) will provide shareholders with at least 60 days’ prior notice of any change in their 80% investment policy above.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

China Region Fund

The Fund is not constrained by capitalization or style limits.

The Fund may invest any portion of its assets that is not in equity securities of China region companies in high quality short-term money market instruments, repurchase agreements or equity securities of companies in countries outside of China or Taiwan. These instruments may be denominated in various currencies. The Fund’s sub-adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

The sub-adviser believes that the China region markets are inefficient. This is demonstrated by the high and variable volatility of many regional markets and the share prices of many companies resulting from the high participation by speculative retail investors. The sub-adviser believes that the pricing anomalies in these markets, and the fact that publicly available information is limited, create attractive investment opportunities for experienced and knowledgeable professional investors.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest in high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

If the Fund’s sub-adviser receives access and determines that the investment conditions are suitable for the Fund, the Fund may also invest in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges.

China Region Risk. In additional to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation,

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and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility.

China is dominated by the one-party rule of the Communist Party, and hence through the Communist Party, the Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies.

Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

The growing interconnectivity of global economies and financial markets has increased the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Chinese and Taiwanese products and reduced flows of private capital to these economies.

Brokerage commissions and other fees may be higher for securities traded in Chinese and Taiwanese markets.

At times, there is a high correlation among the Chinese and Taiwanese markets. Accordingly, because the Fund invests its assets primarily in these markets, it is subject to much greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which the Fund is not invested, may adversely affect security values in other countries in the region and thus the Fund’s holdings.

The universe of A-share issues currently available in China to the sub-adviser may be limited as compared with the universe of equity securities available in other markets. There may also be a lower level of liquidity in China A-share markets, which are relatively smaller in terms of both combined total market value and the number of A-shares which are available for investment as compared to other markets. This could potentially lead to severe price volatility in China A-shares.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If China region securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Intrepid European Fund

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch) or the equivalent by another national rating organization, meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively, or in securities that are unrated but are deemed by the adviser to be of comparable quality. No more than 20% of the Fund’s assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund’s assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may also invest in corporate bonds, municipal bonds, inflation-linked debt securities and debt securities issued by governmental entities and private issuers.

Latin America Fund

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. In the past, many Latin American countries have experienced high interest, inflation and unemployment rates. Currency devaluations in any country can have a significant effect on the entire region. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests, and therefore, the value of Fund shares. As noted, in the past, many Latin American countries experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds or sales of securities. The Fund could be adversely affected by delays in, or refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. The Fund will not invest more than 15% of its net assets in securities that are subject to material legal restrictions on repatriation. Certain Latin American countries may impose taxes on capital flows into or out of the country. If this occurs, the Fund may be adversely affected because such taxes would decrease the yield on the Fund’s investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse affects on the markets of both participating and nonparticipating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other more developed countries.

The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Latin American securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the International Research Enhanced Equity Fund is fundamental. The investment objective for each of the Funds, except the International Research Enhanced Equity Fund, is non-fundamental and may be changed without the consent of a majority of the outstanding shares of that Fund.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in each Fund are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that each Fund also may use strategies that are not described herein, but which are described in the prospectus and in the statement of additional information.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

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General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Foreign Securities and Emerging Markets Risk. Investments in foreign securities (including depositary receipts), are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease a Fund’s yield on those securities.

Geographic Focus Risk. In addition to the more general Foreign Securities and Emerging Markets Risk above, certain of the Funds may focus their investments in one or more foreign regions or small group of companies. As a result, such Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks in the following regional areas.

Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asian Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Certain of the currencies in the Asia Pacific region recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International

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Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund.

The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. If a Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a Fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.

China Region Risk. Investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth. Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

At times, there may be a high correlation among the Chinese and Taiwanese markets. Accordingly, because a Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.

European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom voted to exit the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments and restrictions on foreign investment in the securities or issuers in India may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals, which may limit the number of shares available for investment, and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. Investments in India are subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region. In addition, the Indian economy remains vulnerable to natural disasters.

Japan Risk. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations

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in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund. Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability.

Middle East and Africa Risk. Certain countries in the region are in early stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Certain economies in the region depend to a significant degree upon exports of commodities and are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, certain governments in the region have exercised substantial influence over the private sector, including ownership or control of companies. Governmental actions in the future could have a significant economic impact. Certain countries in the region may be affected by political instability, armed conflict, territorial disputes, historical animosities, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Such developments could have a negative effect on economic growth and could result in significant disruptions in the securities markets, including securities held by a Fund. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar, which, if abandoned, could cause sudden and significant currency adjustments, which could impact the Fund’s investment returns in those countries. The legal systems, and the unpredictability thereof, in certain countries in the region also may have an adverse impact on the Fund and may expose the Fund to significant or unlimited liabilities. Investment in certain countries in the region by the Fund may be restricted or prohibited under applicable regulation, and the Fund, as a foreign investor, may be required to obtain approvals and may have to invest on less advantageous terms (including price) than nationals. A Fund’s investments in securities of a country in the region may be subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of the Fund’s investments. Investments in the region may adversely impact the operations of the Fund through the delay of the Fund’s ability to exercise its rights as a security holder. Substantial limitations may exist in the region with respect to the Fund’s ability to repatriate investment income, capital gains or its investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments.

Depositary Receipt Risk. A Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of a Fund. Some of the Funds may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to a Fund’s investments in foreign securities. There can be no assurance that a Fund’s hedging activities will be effective, and a Fund will incur costs in connection with the hedging. Currency hedging may limit a Fund’s return if the relative values of currencies change. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Smaller Company Risk (Small Cap Company and Mid Cap Company Risk). Investments in smaller, newer companies may be riskier less liquid, more volatile and more vulnerable to economic and industry changes than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Value Investing Risk (applicable to Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Income Fund and International Value Fund). Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Securities Lending Risk (applicable to all Funds except the Emerging Markets Equity Income Fund, the Global Unconstrained Equity Fund, the International Equity Income Fund, the International Unconstrained Fund and the Intrepid European Fund). The Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

High Portfolio Turnover Risk (applicable to China Region Fund, Emerging Economies Fund, Global Unconstrained Equity Fund, International Equity Income Fund and Intrepid European Fund). A Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Exchange-Traded Fund (ETF) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s

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investments. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, ETFs and closed-end investment companies may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Derivatives Risk. The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Sovereign Debt Risk. (applicable to all Funds except Global Unconstrained Equity Fund and International Unconstrained Equity Fund). Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Inflation-Linked Securities Risk (applicable to Intrepid European Fund only). Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (such as real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of inflation calculated by the index. In addition, inflation-linked securities are subject to the risk that the CPI or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Credit Risk. (applicable to all Funds except Global Unconstrained Equity Fund and International Unconstrained Equity Fund). A Fund’s investments are subject to the risk that an issuer and/or the counterparty will fail to make payments when due or default completely on securities, repurchase

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agreements or other investments held by the Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. A Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Prices of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of a Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws or by the relevant exchange by a governmental or supervisory authority. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Additional Risks

High Yield Securities Risk. (applicable to all Funds except Global Unconstrained Equity Fund, International Research Enhanced Equity Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund). A Fund may invest in debt securities that are considered to be speculative (also known as junk bonds). These investments may be issued by companies which may be highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Structured Instrument Risk. (applicable to all Funds except International Equity Income Fund, International Unconstrained Equity Fund and Latin America Fund). A Fund may invest in instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing a Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the

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market for other securities, or may be completely illiquid, which may expose a Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects a Fund’s to counterparty risk (and this risk may be amplified if the Fund purchase structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Government Securities Risk. (applicable to all Funds except Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Income Fund and International Unconstrained Equity Fund). A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Funds. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Initial Public Offerings (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the out-

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standing ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of a Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/ Return Summaries” and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. These investments may also be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Whether engaging in temporary defensive purposes or otherwise, the International Research Enhanced Equity Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

TEMPORARY ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Global Unconstrained Equity Fund

In addition to the waivers described in the Annual Fund Operating Expenses table, the Fund’s adviser and/or its affiliates have agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Class I Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.75%, 1.25% and 0.40%, respectively, of the Fund’s average daily net assets.

The Fund’s adviser and/or its affiliates have agreed to maintain these waivers and/or expense reimbursements until May 31, 2017, after which, these waivers and/or expense reimbursements will be discontinued.

MARCH 1, 2017	105

More About the Funds (continued)

EXPENSE LIMITATION

International Value Fund

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.35%, 1.85% and 1.10% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.95% of the average daily net assets of Class L Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Emerging Economies Fund

Subsequent to the inception of the Fund on 2/28/08 until 11/1/10, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

International Equity Income Fund

As of 1/30/15, the Fund changed its name and certain investment policies. Prior to that time, the Fund operated as JPMorgan Global Equity Income Fund. In view of these changes, the Fund’s performance record prior to 1/30/15 might be less pertinent for investors considering whether to purchase shares of the Fund.

International Opportunities Fund

Historical performance shown for Class C Shares prior to their inception on 7/31/07 is based on the performance of the Class B Shares of the Fund (all of which were converted to Class A Shares on 6/19/15), which invest in the same portfolio of securities and have similar expenses, except for the differences in the deferred sales charges of the classes. The actual returns of Class C Shares would have been similar to those shown because Class B Shares have similar expenses to Class C Shares.

International Research Enhanced Equity Fund

As of 6/30/14, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan International Equity Index Fund. In view of these changes, the Fund’s performance record prior to 6/30/14 might be less pertinent for investors considering whether to purchase shares of the Fund.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Funds’ Management and Administration

Each Fund, with the exception of the International Research Enhanced Equity Fund, is a series of JPMorgan Trust I, a Delaware statutory trust. The International Research Enhanced Equity Fund is a series of JPMorgan Trust II, a Delaware statutory trust (each a “Trust” and together the “Trusts”). Each Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-today investment decisions for the Emerging Economies Fund, Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund and Latin America Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JF International Management, Inc. (JFIMI) is the sub-adviser to the China Region Fund and the International Discovery Fund. It makes certain day-to-day investment decisions for those Funds. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc.

During the most recent fiscal year ended 10/31/16, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

China Region Fund	0.28%
Emerging Economies Fund[1]	0.83
Emerging Markets Equity Fund[1]	0.84
Emerging Markets Equity Income Fund	0.00
Global Unconstrained Equity Fund	0.55
International Discovery Fund	0.00
International Equity Fund	0.74
International Equity Income Fund	0.48
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.04
International Unconstrained Equity Fund	0.52
International Value Fund	0.60
Intrepid European Fund	0.65
Intrepid International Fund	0.60
Latin America Fund	0.67

1	Effective 5/20/16 the Emerging Economies Fund and the Emerging Markets Equity Fund reduced their Management Fees to 0.85%.

A discussion of the basis the trustees of each Trust used in reapproving the investment advisory and sub-advisory agreements for the Funds (except the International Discovery Fund) is available in the annual report for the most recent fiscal period ended October 31. For the International Discovery Fund, a discussion of the basis the trustees of the Trust used in approving of the investment advisory and sub-advisory agreements is available in the Fund’s semi-annual report for the period ended April 30.

The Portfolio Managers

China Region Fund

The portfolio management team is led by Howard Wang. Mr. Wang, a Managing Director, is a portfolio manager and head of the Greater China team within the Emerging Markets and Asia Pacific (EMAP) Equities team. Mr. Wang has been an employee of JFIMI or its affiliates (or one of its predecessors) since 2005 and has been a portfolio manager of the Fund since inception. Emerson Yip is the co-portfolio manager and assists Mr. Wang in the day-to-day management of the Fund. Mr. Yip, a Managing Director, is a portfolio manager within the EMAP Equities team and has been an employee of JFIMI or its affiliates (or one of its predecessors) since 2006.

Emerging Economies Fund

The portfolio management team for the Fund utilizes a team-based approach and is comprised of Anuj Arora, George Iwanicki and Joyce Weng.

MARCH 1, 2017	107

The Funds’ Management and Administration (continued)

Mr. Arora, a Managing Director and employee since 2006, is the lead portfolio manager for the Fund and is primarily responsible for portfolio construction, and has been a portfolio manager of the Fund since inception. Mr. Arora utilizes the research and insights of Mr. Iwanicki and Ms. Weng. Mr. Iwanicki, a Managing Director and employee since 1992, is head of the Emerging Markets and Asia Pacific (EMAP) Strategy team and provides macro research that informs the top-down positioning of the Fund, Mr. Iwanicki has been a portfolio manager of the Fund since inception. In 2018, Mr. Iwanicki is currently expected to transfer his portfolio management responsibilities on the Fund to focus on his role as head of the EMAP Strategy team. Ms. Weng, a Vice President and CFA charterholder, assists in the day-to-day management of the Fund. An employee since 2010, she was on the U.S. Equity Behavioral Finance team from 2010 to 2011 and has been a portfolio manager of the Fund since March 2017.

Emerging Markets Equity Fund

The portfolio management team for the Fund utilizes a team based approach and is comprised of Leon Eidelman, Austin Forey and Amit Mehta. Mr. Eidelman is the lead portfolio manager for the Fund and is primarily responsible for security selection, portfolio construction and managing daily cash flows and has been a portfolio manager of the Fund since February 2013. Mr. Eidelman utilizes the research and insights of Mr. Forey and Mr. Mehta, as well as those of JPMIM’s research analysts. Mr. Forey is the head of the Global Emerging Markets Fundamental team, oversees the portfolio management team and has been a portfolio manager of the Fund since September 2005. Mr. Mehta is an Executive Director, CFA charterholder, and an employee of JPMIM since 2011. He has been a portfolio manager of the Fund since February 2013.

Emerging Markets Equity Income Fund

Omar Negyal, an Executive Director and CFA charterholder has served as a portfolio manager of the Fund since inception and is a member of the Emerging Markets and Asia Pacific Equity team. An employee since 2012, Mr. Negyal was previously a portfolio manager at HSBC Global Asset Management from 2009-2012. Sonal Tanna, an Executive Director, is a member of the Emerging Markets and Asia Pacific Equity team. Ms. Tanna joined JPMIM in 1999. As part of the team’s investment process, Mr. Negyal and Ms. Tanna meet, along with other portfolio managers and research analysts, to discuss economic outlook, industry trends, and the merits and risks of investment ideas for the Fund. In Mr. Negyal’s absense, Ms. Tanna will be responsible for day-to-day management of the portfolio.

Global Unconstrained Equity Fund

The portfolio management team is led by Timothy Woodhouse, an Executive Director and CFA charterholder, and Sam Witherow, an Executive Director and CFA charterholder.

Mr. Woodhouse and Mr. Witherow share authority in the day-to-day management of the Fund. Mr. Woodhouse has been a portfolio manager in the Global Equities Team since 2014 and has been a portfolio manager of the Fund since December 2014. An employee of JPMIM or its affiliates (or one of their predecessors) since 2008, he was previously a research analyst in the European Equity Research Team. Mr. Witherow is a global sector specialist in the Global Equities Team. An employee of JPMIM or its affiliates (or one of their predecessors) since 2008, he has been a portfolio manager in the Global Equity Team since 2014 and has been a portfolio manager of the Fund since September 2015.

International Discovery Fund

The portfolio management team is led by Francesco Conte and Mark Davids, each a Managing Director. Mr. Conte is a senior portfolio manager for European small companies funds within the European Equity Group. Mr. Davids is a regional specialist for Asia Pacific Behavioral Finance and head of the Team with the Emerging Markets and Asia Pacific Equity Team. He is a CFA charterholder. Working with Mr. Conte is Georgina Brittain. Ms. Brittain, a Managing Director, is a senior portfolio manager for small and midcap funds within the European Equity Group. Working with Mr. Davids is Oliver R. Cox. Mr. Cox, an Executive Director, is the portfolio manager for Japan equities and a member of both the Asia Pacific Behavioral Finance Team and Japan Team within the Emerging Markets and Asia Pacific Equities Team.

International Equity Fund

The portfolio management team is led by James Fisher, a Managing Director. Thomas Murray, a Managing Director and CFA charterholder, and Shane Duffy, a Managing Director and CFA charterholder, assist Mr. Fisher in the day-to-day management of the Fund. Mr. Fisher has announced his retirement from J.P. Morgan Investment Management Inc. effective during the 4th quarter of 2017. Mr. Fisher will continue to serve on the portfolio management team for the Fund until his retirement date. Following Mr. Fisher’s retirement, the portfolio management team will be led by Mr. Murray.

Mr. Fisher has worked at JPMIM or its affiliates (or one of their predecessors) since 1985 in numerous investment roles and has been a portfolio manager of the Fund since September 1999. Mr. Murray has worked at JPMIM or its affiliates (or one of their predecessors) since 1996 and has been a portfolio manager of the Fund since March 2004. Mr. Duffy has worked at JPMIM or its affiliates (or one of their predecessors) since 1999 and has been a portfolio manager of the Fund since July 2013.

International Equity Income Fund

The portfolio management team is led by James Davidson and Gerd Woort-Menker. Georgina Perceval Maxwell, a Managing

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Director, assists in the management of the Fund. Effective April 1, 2017, Mr. Woort-Menker will no longer be involved in the management of the Fund.

Mr. Davidson is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates (or one of their predecessors) since 2013. Prior to joining the firm, Mr. Davidson was a Managing Director at Bank of America Merrill Lynch from 2007 to 2013. Mr. Davidson has been a portfolio manager of the Fund since February 2014. Mr. Woort-Menker is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates (or one of their predecessors) since 1987. Mr. Woort-Menker has been a portfolio manager of the Fund since its inception. Ms. Maxwell began participating in the management of the Fund in May 2016. Ms. Maxwell has been an employee of JPMIM or its affiliates (or one of their predecessors) since 1997.

International Opportunities Fund

The portfolio management team is led by Georgina Perceval Maxwell, a Managing Director. Jeroen Huysinga, a Managing Director, assists in the management of the Fund. Ms. Maxwell has been an employee of JPMIM or its affiliates (or one of their predecessors) since 1997. Ms. Maxwell has been a portfolio manager of the Fund since May 2015. Mr. Huysinga has been an employee of JPMIM or its affiliates (or one of their predecessors) since 1997, and a portfolio manager of the Fund since January 2000.

International Research Enhanced Equity Fund

The portfolio management team is led by Demetris Georghiou, an Executive Director. Piera Elisa Grassi, a Managing Director, shares authority in management of the Fund.

Mr. Georghiou, an employee since 2007, has worked on the strategy since 2009 and has been a portfolio manager of the Fund since September 2014. Ms. Grassi heads the Global and International Research Enhanced Equity team based in London and has been an employee of JPMIM or its affiliates (or one of their predecessors) since 2004 and has been a portfolio manager of the Fund since February 2016.

International Unconstrained Equity Fund

The portfolio management team is led by Shane Duffy and Tom Murray. Mr. Duffy and Mr. Murray share authority in the day-to-day management of the Fund.

Mr. Duffy, a Managing Director and CFA charterholder, has been an employee of JPMIM or its affiliates (or one of their predecessors) since 1999. Mr. Murray has worked at JPMIM or its affiliates (or one of their predecessors) since 1996. Mr. Duffy and Mr. Murray have been portfolio managers of the Fund since inception.

International Value Fund

The portfolio management team is led by Gerd Woort-Menker, a Managing Director, and Demetris Georghiou, an Executive Director. Georgina Perceval Maxwell, a Managing Director, assists in the management of the Fund. Effective April 01, 2017, Mr. Woort-Menker will no longer be involved in the management of the Fund, and the portfolio management team will be led by Mr. Georghiou.

Mr. Woort-Menker has been an employee of JPMIM or its affiliates (or one of their predecessors) since 1987. Mr. Woort-Menker has been a portfolio manager of the Fund since January 2002. Mr. Georghiou has been a portfolio manager on the Global Research Enhanced Index team since 2009, an employee since 2007 and a portfolio manager of the Fund since May 2016. Ms. Maxwell began assisting in the management of the Fund in May 2016. Ms. Maxwell has been an employee of JPMIM or its affiliates (or one of their predecessors) since 1997.

Intrepid European Fund

The portfolio management team utilizes a team based approach and is comprised of Jonathan Ingram, John Baker and Anis Lahlou-Abid. Mr. Ingram, a Managing Director and CFA charterholder, is the lead portfolio manager for the Fund. Mr. Baker, a Managing Director, and Mr. Lahlou-Abid, a Managing Director and CFA charterholder, assist Mr. Ingram and share authority in management of the Fund.

Mr. Ingram leads the high alpha team of the JPMorgan Funds European Equity Group. Mr. Ingram has been employed by JPMIM or its affiliates (or one of their predecessors) since 2000, and has been a portfolio manager of the Fund since April 2007. Mr. Baker is a portfolio manager within the high alpha team of the JPMorgan Funds European Equity Group. Mr. Baker has been employed by JPMIM or its affiliates (or one of their predecessors) since 1994, and has been a portfolio manager of the Fund since July 2005. Mr. Lahlou-Abid is a portfolio manager within the Dynamic team of the JP Morgan Funds European Equity Group. Mr. Lahlou-Abid has been employed by JPMIM or its affiliates (or one of their predecessors) since 2000, and has been a portfolio manager of the Fund since February 2012.

Intrepid International Fund

The portfolio management team is comprised of Zenah Shuhaiber and Sandeep Bhargava. Ms. Shuhaiber, an Executive Director and CFA charterholder, is the lead portfolio manager. Sandeep Bhargava, a Managing Director, assists in the day-today management of the Fund.

Ms. Shuhaiber is a portfolio manager in the Global Equities Team based in London. An employee of JPMIM or its affiliates

MARCH 1, 2017	109

The Funds’ Management and Administration (continued)

(or one of their predecessors) since 2005, Ms. Shuhaiber has portfolio and research responsibilities for style based strategies, and has been a portfolio manager of the Fund since February 2014. Mr. Bhargava, a Managing Director, is a global equity portfolio manager in the Global Equities Team based in London. Mr. Bhargava has been an employee of JPMIM or its affiliates (or one of their predecessors) since 1997, and has been a portfolio manager of the Fund since December 2005.

Latin America Fund

The portfolio management team is led by Luis Carrillo. Mr. Carrillo, a Managing Director, is a regional portfolio manager within the Emerging Markets and Asia Pacific Equity team. Mr. Carrillo joined JPMIM in 1998 and has been a portfolio manager of the Fund since inception. Sophie Bosch de Hood is the co-portfolio manager and shares authority in the day-to-day management of the Fund. Ms. Bosch de Hood, an Executive Director, is a regional portfolio manager within the Emerging Markets and Asia Pacific Equity team. She joined JPMIM in 1999 and has been a portfolio manager of the Fund since February 2013.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMIM (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Class I Shares of each Fund and an annual fee of up to 0.10% of the average daily net assets of the Class L Shares of the each applicable Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder service fees, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM, and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

MARCH 1, 2017	111

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I	Class L
Eligibility[1,2]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.[3]

Limited to certain investors, including:[9]

•  Purchases directly from the Fund through the Distributor by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirements; and

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers.

Minimum Investment[1,4,5]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds[3] or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan.[7]

$3,000,000 — An investor can combine purchases of Class L Shares of other J.P. Morgan Funds in order to meet the minimum.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Class A	Class C	Class I	Class L
Minimum Subsequent Investments[1]	$50[8]	$50[8]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No minimum
Systematic Investment Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

•  1.00% on redemptions made within 12 months after purchase.

•  0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.10% of the average daily net assets.
Redemption Fee	None	None	None	None

MARCH 1, 2017	113

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I	Class L
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class L Shares have the lowest fee structure of the shares offered in this prospectus.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.	Limited availability and higher minimum initial investment than Class A, Class C and Class I Shares. Not all Funds have Class L Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]

Effective April 3, 2017, new Group Retirement Plans (please see the Glossary for definition) are not eligible to purchase Class A, Class C, or Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of a Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts.

[3]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[4]

Investment minimums may be waived for certain types of Group Retirement Plans, as well as for certain fee-based programs. The Funds reserve the right to waive any initial or subsequent investment minimum.

[5]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[6]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[7]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per Fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[8]	Minimum subsequent investment amounts for Systematic Investment Plans established before 3/1/15 is $25.
[9]	The Class L Shares are publicly offered on a limited basis. Please see “Limited Offering of the Class L Shares” for more information.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of each Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000 to $99,999	4.50	4.71	4.05	0.00
$100,000 to $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3],4
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months —1.00%

MARCH 1, 2017	115

Investing with J.P. Morgan Funds (continued)

Class I Shares and Class L Shares

There is no sales charge, commission or CDSC associated with Class I Shares or Class L Shares.

Reducing Your Class A Sales Charges

Each Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the J.P. Morgan Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Class I, and Class L Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY 529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix A. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

MARCH 1, 2017	117

Investing with J.P. Morgan Funds (continued)

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

8.	Purchased in an account where the Distributor is the broker of record as of 4/10/17.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please see “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Funds will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Shares sold as a return of excess contributions from an IRA Account.

8.	Shares sold to pay JPMDS or a Financial Intermediary account related fees but only if the transaction is initiated by JPMDS or the Financial Intermediary.

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at NAV during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Shares of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A Shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

MARCH 1, 2017	119

Investing with J.P. Morgan Funds (continued)

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None
Class L	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Effective April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services will be made by the Distributor as shareholder servicing agent, from the shareholder service fee (to be known as the “service fee”). From time to time, JPMIM or its affiliate may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Shareholder Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Service Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%
Class L	0.10%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

Class C Shares Conversion Feature

Class C Shares held in an account where the Distributor is the broker of record on 4/21/17 will convert to Class A Shares on or about 4/21/17. If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after 4/21/17, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer. Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

MARCH 1, 2017	121

Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

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Investing with J.P. Morgan Funds (continued)

EXCHANGE PRIVILEGES

Class A Shares of a Fund may be exchanged for:

•  Class A Shares of another J.P. Morgan Fund,

•  Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

•  Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of a Fund may be exchanged for:

•  Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•  Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of a Fund may be exchanged for:

•  Class I Shares of another J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

Class L Shares of a Fund may be exchanged for:

•  Class L Shares of another J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and Class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

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Investing with J.P. Morgan Funds (continued)

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

Limited Offering of the Class L Shares

The Funds’ Class L Shares are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds except as described below. In addition, a Fund may from time to time, in its sole discretion based on a Fund’s net asset levels and other factors, limit new purchases into a Fund or otherwise modify the closure policy at any time on a case-by-case basis.

Except as otherwise described below, shareholders of record are permitted to continue to purchase Class L Shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of December 1, 2016 (“the Transition Date”) are permitted to continue to purchase Class L Shares.

•

Existing shareholders of Class L Shares of a Fund are able to continue to purchase additional Class L Shares of that Fund in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Existing shareholders of Class L Shares of a Fund are able to add to their existing Fund accounts through exchanges from Class L Shares of other Funds;

•

Group Retirement Plans (as described below) may continue to use the Class L Shares of a Fund under certain circumstances. Effective April 3, 2017, new Group Retirement Plans are not eligible to purchase Class L Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have Class L Shares of a Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in Class L Shares of a Fund and purchase additional shares in existing participant accounts. Group Retirement Plans are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. The plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans;

•	Current and future J.P. Morgan Funds that are permitted to invest in other J.P. Morgan Funds may purchase Class L Shares of a Fund;

•	New York’s 529 Advisor-Guided College Savings Program may continue to utilize Class L Shares for new and existing program accounts;

•	Registered investment advisors using an approved custodial platform may utilize Class L Shares of any Fund in fee-based advisory programs for both new and existing program accounts;

•

Banks and trust companies acting as a fiduciary and using an approved custodial platform may continue to utilize Class L Shares of any Fund for new and existing customer accounts. New banks or trust companies may utilize a Fund only with the approval of that Fund and its distributor; and

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Investing with J.P. Morgan Funds (continued)

•	Other fee-based advisory programs currently utilizing a Fund may continue to utilize the Class L Shares of that particular Fund for new and existing program accounts and any new affiliated program.

If all Class L Shares of a Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums), then the shareholder’s account will be closed. Such former shareholders will not be able to buy additional Class L Shares or reopen their accounts in Class L Shares unless a former shareholder makes his or her repurchase within 90 days of the redemption. These repurchase restrictions, however, do not apply to participants in groups listed above as eligible to continue to purchase even if the plan or program would liquidate its entire position. If shares are purchased through a financial intermediary, contact your investment representative for their requirements and procedures.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

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Investing with J.P. Morgan Funds (continued)

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund, except for the Emerging Markets Equity Income Fund, the International Equity Fund and the International Equity Income Fund, generally distributes net investment income, if any, at least annually. The Emerging Markets Equity Income Fund and the International Equity Fund generally declare and distribute net investment income, if any, quarterly. The International Equity Income Fund generally distributes net investment income, if any, at least monthly. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

With respect to taxable shareholders, if you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Each Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased.

Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, a Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

A Fund’s investments in certain debt obligations, derivative instruments and so-called “passive foreign investment companies” may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

MARCH 1, 2017	131

Investing with J.P. Morgan Funds (continued)

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each of the following Funds will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month:

JPMorgan China Region Fund

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Discovery Fund

JPMorgan International Equity Income Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

No sooner than 10 days after the end of each month, each of the following Funds will post the uncertified, complete schedule of its portfolio holdings as of the last day of that month on J.P. Morgan Funds’ website at www.jpmorganfunds.com:

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Not later than 60 days after the end of each fiscal quarter, each Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, each Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

Each Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MARCH 1, 2017	133

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group emploer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

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MARCH 1, 2017	135

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
China Region Fund
Class A
Year Ended October 31, 2016	$17.73	$0.06		$0.44		$0.50	$(1.38)	$—	$(1.38)
Year Ended October 31, 2015	22.02	0.25	(e)	(0.57	)(f)	(0.32)	(0.08)	(3.89)	(3.97)
Year Ended October 31, 2014	20.62	0.09	(g)	1.37		1.46	(0.06)	—	(0.06)
Year Ended October 31, 2013	17.73	0.08		2.81		2.89	—	—	—
Year Ended October 31, 2012	16.64	0.10		1.13		1.23	(0.14)	—	(0.14)

Class C
Year Ended October 31, 2016	17.20	(0.03)		0.43		0.40	(1.34)	—	(1.34)
Year Ended October 31, 2015	21.50	0.08	(e)	(0.48	)(f)	(0.40)	(0.01)	(3.89)	(3.90)
Year Ended October 31, 2014	20.18	0.03	(g)	1.29		1.32	—	—	—
Year Ended October 31, 2013	17.43	0.01		2.74		2.75	—	—	—
Year Ended October 31, 2012	16.31	—	(h)	1.13		1.13	(0.01)	—	(0.01)

Class I*
Year Ended October 31, 2016	17.87	0.09		0.48		0.57	(1.03)	—	(1.03)
Year Ended October 31, 2015	22.17	0.16	(e)	(0.43	)(f)	(0.27)	(0.14)	(3.89)	(4.03)
Year Ended October 31, 2014	20.75	0.09	(g)	1.44		1.53	(0.11)	—	(0.11)
Year Ended October 31, 2013	17.84	0.22		2.74		2.96	(0.05)	—	(0.05)
Year Ended October 31, 2012	16.75	0.12		1.15		1.27	(0.18)	—	(0.18)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statements of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.02) and $0.04 for Class A, Class C and I Class, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.08)% and 0.21% for Class A, Class C and Class I Shares, respectively.
(h)	Amount rounds to less than $0.005.
*	Formerly, Select Class Shares.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$16.85	3.29%	$4,697	1.55%	0.38%		2.65%	61%
17.73	(2.04)	5,651	1.75	1.15	(e)	2.10	176
22.02	7.12	4,237	1.85	0.42	(g)	2.02	72
20.62	16.30	6,079	1.85	0.44		2.29	72
17.73	7.51	3,138	1.98	0.61		5.40	85

16.26	2.76	2,044	2.05	(0.22)		3.11	61
17.20	(2.49)	2,610	2.24	0.37	(e)	2.62	176
21.50	6.54	1,857	2.35	0.15	(g)	2.52	72
20.18	15.78	1,550	2.35	0.03		2.82	72
17.43	6.97	1,441	2.48	(0.01)		5.89	85

17.41	3.51	16,372	1.30	0.53		2.27	61
17.87	(1.81)	26,928	1.56	0.69	(e)	1.69	176
22.17	7.39	332,071	1.60	0.43	(g)	1.76	72
20.75	16.62	640,511	1.60	1.13		1.82	72
17.84	7.78	4,483	1.73	0.70		5.15	85

MARCH 1, 2017	137

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (d)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Economies Fund
Class A
Year Ended October 31, 2016	$11.03	$0.15		$0.46	$0.61	$(0.09)
Year Ended October 31, 2015	13.13	0.13	(e)	(2.03)	(1.90)	(0.20)
Year Ended October 31, 2014	13.63	0.22		(0.57)	(0.35)	(0.15)
Year Ended October 31, 2013	12.88	0.19		0.67	0.86	(0.11)
Year Ended October 31, 2012	12.65	0.17		0.21	0.38	(0.15)

Class C
Year Ended October 31, 2016	10.86	0.09		0.46	0.55	— (f)
Year Ended October 31, 2015	12.92	0.10	(e)	(2.03)	(1.93)	(0.13)
Year Ended October 31, 2014	13.44	0.15		(0.57)	(0.42)	(0.10)
Year Ended October 31, 2013	12.72	0.13		0.66	0.79	(0.07)
Year Ended October 31, 2012	12.58	0.15		0.15	0.30	(0.16)

Class I*
Year Ended October 31, 2016	11.06	0.18		0.47	0.65	(0.03)
Year Ended October 31, 2015	13.17	0.18	(e)	(2.06)	(1.88)	(0.23)
Year Ended October 31, 2014	13.67	0.26		(0.58)	(0.32)	(0.18)
Year Ended October 31, 2013	12.91	0.21		0.70	0.91	(0.15)
Year Ended October 31, 2012	12.68	0.22		0.18	0.40	(0.17)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.01.
*	Formerly, Select Class Shares.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.55	5.62%	$148,331	1.42%	1.42%		1.70%	72%
11.03	(14.60)	43,220	1.58	1.06	(e)	1.99	118
13.13	(2.56)	80,806	1.60	1.71		1.73	79
13.63	6.67	69,690	1.60	1.45		1.72	43
12.88	3.15	30,356	1.65	1.37		1.76	72

11.41	5.11	2,448	1.96	0.82		2.37	72
10.86	(15.02)	3,614	2.09	0.80	(e)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79
13.44	6.25	5,089	2.10	1.02		2.22	43
12.72	2.54	2,088	2.12	1.21		2.27	72

11.68	5.93	53,509	1.21	1.67		1.40	72
11.06	(14.45)	239,866	1.34	1.51	(e)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79
13.67	7.04	277,822	1.35	1.61		1.47	43
12.91	3.34	82,457	1.39	1.70		1.51	72

MARCH 1, 2017	139

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (d)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2016	$19.53	$0.09		$2.28	$2.37	$(0.11)
Year Ended October 31, 2015	23.72	0.12	(e)	(4.12)	(4.00)	(0.19)
Year Ended October 31, 2014	23.05	0.16	(e)	0.59	0.75	(0.08)
Year Ended October 31, 2013	22.01	0.10		1.02	1.12	(0.08)
Year Ended October 31, 2012	21.09	0.07		0.85	0.92	—

Class C
Year Ended October 31, 2016	18.96	(0.01)		2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03	(e)	(4.02)	(3.99)	(0.08)
Year Ended October 31, 2014	22.41	0.05	(e)	0.57	0.62	—
Year Ended October 31, 2013	21.44	(0.01)		0.99	0.98	(0.01)
Year Ended October 31, 2012	20.65	(0.04)		0.83	0.79	—

Class I*
Year Ended October 31, 2016	19.98	0.13		2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19	(e)	(4.21)	(4.02)	(0.24)
Year Ended October 31, 2014	23.47	0.18	(e)	0.64	0.82	(0.05)
Year Ended October 31, 2013	22.40	0.17		1.03	1.20	(0.13)
Year Ended October 31, 2012	21.42	0.13		0.86	0.99	(0.01)

Class L**
Year Ended October 31, 2016	20.15	0.17		2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23	(e)	(4.26)	(4.03)	(0.24)
Year Ended October 31, 2014	23.73	0.17	(e)	0.70	0.87	(0.18)
Year Ended October 31, 2013	22.65	0.20		1.04	1.24	(0.16)
Year Ended October 31, 2012	21.66	0.16		0.87	1.03	(0.04)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
*	Formerly, Select Class Shares.
**	Formerly Institutional Class Shares.

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$21.79	12.25%	$411,713	1.44%	0.44%		1.76%	23%
19.53	(16.95)	274,710	1.61	0.57	(e)	1.88	35
23.72	3.26	350,555	1.70	0.72	(e)	1.81	33
23.05	5.08	327,090	1.76	0.46		1.79	34
22.01	4.36	281,194	1.82	0.33		1.82	20

21.18	11.71	39,568	1.95	(0.06)		2.26	23
18.96	(17.38)	43,387	2.10	0.13	(e)	2.33	35
23.03	2.77	56,732	2.20	0.22	(e)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34
21.44	3.83	44,643	2.32	(0.17)		2.32	20

22.33	12.51	301,959	1.20	0.66		1.43	23
19.98	(16.70)	502,729	1.35	0.88	(e)	1.48	35
24.24	3.51	583,501	1.45	0.78	(e)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34
22.40	4.65	1,291,326	1.57	0.60		1.57	20

22.49	12.71	390,647	1.04	0.84		1.22	23
20.15	(16.60)	316,635	1.21	1.05	(e)	1.31	35
24.42	3.72	411,449	1.30	0.72	(e)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34
22.65	4.80	629,223	1.41	0.73		1.42	20

MARCH 1, 2017	141

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Income Fund
Class A
Year Ended October 31, 2016	$12.50	$0.44	$0.76	$1.20	$(0.24)
December 12, 2014 (h) through October 31, 2015	15.00	0.45	(2.52)	(2.07)	(0.43)

Class C
Year Ended October 31, 2016	12.51	0.27	0.85	1.12	(0.19)
December 12, 2014 (h) through October 31, 2015	15.00	0.42	(2.55)	(2.13)	(0.36)

Class I*
Year Ended October 31, 2016	12.53	0.38	0.85	1.23	(0.25)
December 12, 2014 (h) through October 31, 2015	15.00	0.49	(2.53)	(2.04)	(0.43)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2016 and for the period ended October 31, 2015.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
*	Formerly, Select Class Shares.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)(g)

$13.46	9.76%	$8,291	1.54%	3.36%	3.29%	21%
12.50	(13.93)	86	1.57	3.72	10.55	25

13.44	9.10	94	2.05	2.15	8.18	21
12.51	(14.26)	32	2.08	3.32	12.02	25

13.51	9.96	3,148	1.30	3.05	8.02	21
12.53	(13.70)	2,541	1.33	3.85	10.36	25

MARCH 1, 2017	143

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Global Unconstrained Equity Fund
Class A
Year Ended October 31, 2016	$16.12	$0.27	(f)	$(0.88)	$(0.61)	$(0.30)	$(0.27)	$(0.82)	$(1.39)
Year Ended October 31, 2015	19.55	0.11	(f)	0.66	0.77	(0.31)	(3.89)	—	(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	—	(1.96)
Year Ended October 31, 2013	16.73	0.24		3.77	4.01	(0.22)	(0.41)	—	(0.63)
November 30, 2011 (h) through October 31, 2012	15.00	0.17		1.56	1.73	— (i)	—	—	— (i)

Class C
Year Ended October 31, 2016	16.01	0.11	(f)	(0.79)	(0.68)	(0.22)	(0.27)	(0.82)	(1.31)
Year Ended October 31, 2015	19.43	0.04	(f)	0.64	0.68	(0.21)	(3.89)	—	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	—	(1.88)
Year Ended October 31, 2013	16.65	0.16		3.76	3.92	(0.15)	(0.41)	—	(0.56)
November 30, 2011 (h) through October 31, 2012	15.00	0.09		1.56	1.65	—	—	—	—

Class I*
Year Ended October 31, 2016	16.18	0.26	(f)	(0.83)	(0.57)	(0.29)	(0.27)	(0.82)	(1.38)
Year Ended October 31, 2015	19.60	0.19	(f)	0.64	0.83	(0.36)	(3.89)	—	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	—	(2.01)
Year Ended October 31, 2013	16.76	0.29		3.77	4.06	(0.26)	(0.41)	—	(0.67)
November 30, 2011 (h) through October 31, 2012	15.00	0.20		1.57	1.77	(0.01)	—	—	(0.01)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.
*	Formerly, Select Class Shares.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$14.12	(3.53)%	$417	0.74%		1.95%		1.90%		1,256%
16.12	4.76	244	1.00		0.67		7.57		132
19.55	7.83	75	1.35		1.27		4.32		97
20.11	24.74	70	1.35	(g)	1.37	(g)	5.36	(g)	71
16.73	11.55	56	1.35	(g)	1.14	(g)	6.89	(g)	49

14.02	(4.02)	210	1.17		0.78		11.83		1,256
16.01	4.26	317	1.48		0.21		9.92		132
19.43	7.28	74	1.85		0.77		4.82		97
20.01	24.16	69	1.85	(g)	0.87	(g)	5.85	(g)	71
16.65	11.00	56	1.85	(g)	0.65	(g)	7.38	(g)	49

14.23	(3.23)	991	0.36		1.86		5.37		1,256
16.18	5.13	1,020	0.88		1.06		7.34		132
19.60	8.11	4,156	1.10		1.52		4.06		97
20.15	25.04	3,844	1.10	(g)	1.62	(g)	5.10	(g)	71
16.76	11.77	3,075	1.10	(g)	1.40	(g)	6.64	(g)	49

MARCH 1, 2017	145

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
International Discovery Fund
Class A
December 21, 2015 (h) through October 31, 2016	$15.00	$0.13	$(0.24	)(i)(j)	$(0.11)	$(0.01)

Class C
December 21, 2015 (h) through October 31, 2016	15.00	0.07	(0.24	)(i)(j)	(0.17)	(0.01)

Class I*
December 21, 2015 (h) through October 31, 2016	15.00	0.17	(0.24	)(i)(j)	(0.07)	(0.01)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2016.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without the reimbursement, the net realized and unrealized gains (losses) on investments per share would have been $(0.26), $(0.27) and $(0.27), and the total return would have been (0.88)%, (1.36)%, (0.67)% for Class A, Class C and I Class, respectively.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
*	Formerly, Select Class Shares.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)		Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)(f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)(g)

$14.88	(0.75	)%(i)	$19,853	1.25%	1.07%	9.33%	200%

14.82	(1.16	)(i)	19,769	1.75	0.57	9.78	200

14.92	(0.47	)(i)	5,814,921	0.95	1.34	5.54	200

MARCH 1, 2017	147

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Equity Fund
Class A
Year Ended October 31, 2016	$14.75	$0.22		$(0.51)	$(0.29)	$(0.22)
Year Ended October 31, 2015	15.25	0.23		(0.50)	(0.27)	(0.23)
Year Ended October 31, 2014	15.92	0.37	(e)	(0.68)	(0.31)	(0.36)
Year Ended October 31, 2013	13.36	0.20		2.56	2.76	(0.20)
Year Ended October 31, 2012	12.61	0.22		0.74	0.96	(0.21)

Class C
Year Ended October 31, 2016	14.02	0.13		(0.47)	(0.34)	(0.18)
Year Ended October 31, 2015	14.52	0.15		(0.48)	(0.33)	(0.17)
Year Ended October 31, 2014	15.20	0.26	(e)	(0.64)	(0.38)	(0.30)
Year Ended October 31, 2013	12.78	0.12		2.45	2.57	(0.15)
Year Ended October 31, 2012	12.08	0.16		0.69	0.85	(0.15)

Class I*
Year Ended October 31, 2016	14.95	0.24		(0.48)	(0.24)	(0.26)
Year Ended October 31, 2015	15.45	0.29		(0.53)	(0.24)	(0.26)
Year Ended October 31, 2014	16.13	0.39	(e)	(0.67)	(0.28)	(0.40)
Year Ended October 31, 2013	13.52	0.23		2.61	2.84	(0.23)
Year Ended October 31, 2012	12.76	0.26		0.74	1.00	(0.24)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21 and $0.34 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40% and 2.08% for Class A, Class C and Class I Shares, respectively.
*	Formerly, Select Class Shares.

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$14.24	(1.83)%	$216,932	1.31%	1.62%		1.49%	11%
14.75	(1.89)	224,370	1.31	1.50		1.59	13
15.25	(2.06)	186,242	1.31	2.34	(e)	1.45	6
15.92	20.85	188,590	1.30	1.33		1.47	8
13.36	7.70	98,274	1.30	1.72		1.51	5

13.50	(2.31)	22,235	1.81	0.97		2.06	11
14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(e)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8
12.78	7.16	17,873	1.80	1.31		2.01	5

14.45	(1.50)	94,362	1.06	1.69		1.24	11
14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(e)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8
13.52	7.91	210,375	1.05	2.02		1.25	5

MARCH 1, 2017	149

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class A
Year Ended October 31, 2016	$15.66	$0.45	(e)	$(1.01)	$(0.56)	$(0.46)	$(0.26)	$(0.72)
Year Ended October 31, 2015	16.41	0.39	(e)	(0.33)	0.06	(0.65)	(0.16)	(0.81)
Year Ended October 31, 2014	16.67	0.91	(f)	(0.38)	0.53	(0.66)	(0.13)	(0.79)
Year Ended October 31, 2013	14.12	0.43		2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31		0.88	1.19	(0.44)	—	(0.44)

Class C
Year Ended October 31, 2016	15.59	0.38	(e)	(1.01)	(0.63)	(0.40)	(0.26)	(0.66)
Year Ended October 31, 2015	16.36	0.39	(e)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(f)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34		2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36		0.77	1.13	(0.37)	—	(0.37)

Class I*
Year Ended October 31, 2016	15.70	0.46	(e)	(0.98)	(0.52)	(0.51)	(0.26)	(0.77)
Year Ended October 31, 2015	16.45	0.49	(e)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(f)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47		2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47		0.76	1.23	(0.46)	—	(0.46)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59 and $0.71 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53% and 4.25% for Class A, Class C and Class I Shares, respectively.
*	Formerly, Select Class Shares.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$14.38	(3.60)%	$66,722	1.24%	3.06	%(e)	1.57%	162%
15.66	0.29	66,499	1.25	2.42	(e)	1.67	238
16.41	3.18	74,652	1.25	5.44	(f)	1.67	138
16.67	21.40	49,118	1.24	2.77		1.82	63
14.12	9.09	9,003	1.25	2.21		2.31	52

14.30	(4.09)	11,754	1.75	2.59	(e)	2.12	162
15.59	(0.23)	8,649	1.75	2.45	(e)	2.20	238
16.36	2.67	3,530	1.75	5.03	(f)	2.17	138
16.63	20.74	1,957	1.74	2.16		2.32	63
14.11	8.66	646	1.75	2.69		2.95	52

14.41	(3.31)	54,642	0.89	3.13	(e)	1.31	162
15.70	0.66	35,177	0.91	3.00	(e)	1.41	238
16.45	3.39	34,719	1.00	5.75	(f)	1.42	138
16.71	21.73	55,485	0.99	3.04		1.59	63
14.14	9.43	27,292	1.00	3.44		2.20	52

MARCH 1, 2017	151

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Opportunities Fund
Class A
Year Ended October 31, 2016	$14.48	$0.25	$(0.93)	$(0.68)	$(0.03)
Year Ended October 31, 2015	14.80	0.20	(0.23)	(0.03)	(0.29)
Year Ended October 31, 2014	15.25	0.36	(0.69)	(0.33)	(0.12)
Year Ended October 31, 2013	12.45	0.25	2.83	3.08	(0.28)
Year Ended October 31, 2012	12.00	0.23	0.56	0.79	(0.34)

Class C
Year Ended October 31, 2016	14.04	0.14	(0.88)	(0.74)	— (e)
Year Ended October 31, 2015	14.41	0.10	(0.19)	(0.09)	(0.28)
Year Ended October 31, 2014	14.88	0.27	(0.66)	(0.39)	(0.08)
Year Ended October 31, 2013	12.15	0.16	2.77	2.93	(0.20)
Year Ended October 31, 2012	11.65	0.18	0.55	0.73	(0.23)

Class I*
Year Ended October 31, 2016	14.68	0.28	(0.93)	(0.65)	(0.03)
Year Ended October 31, 2015	15.06	0.25	(0.24)	0.01	(0.39)
Year Ended October 31, 2014	15.50	0.40	(0.69)	(0.29)	(0.15)
Year Ended October 31, 2013	12.64	0.29	2.87	3.16	(0.30)
Year Ended October 31, 2012	12.15	0.28	0.56	0.84	(0.35)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.005.
*	Formerly, Select Class Shares.

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$13.77	(4.69)%	$171,940	1.29%	1.83%	1.29%	48%
14.48	(0.15)	155,397	1.31	1.34	1.43	43
14.80	(2.18)	110,667	1.23	2.39	1.24	55
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45

13.30	(5.26)	1,565	1.89	1.06	1.91	48
14.04	(0.63)	1,743	1.83	0.70	1.83	43
14.41	(2.65)	1,441	1.73	1.80	1.74	55
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45

14.00	(4.40)	23,999	1.05	1.99	1.05	48
14.68	0.13	24,548	1.00	1.71	1.01	43
15.06	(1.91)	47,581	0.98	2.55	0.99	55
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45

MARCH 1, 2017	153

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2016	$16.54	$0.40	(e)	$(0.89)	$(0.49)	$(0.36)	$(0.15)	$(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)
Year Ended October 31, 2014	21.20	0.47		(0.56)	(0.09)	(0.39)	(0.34)	(0.73)
Year Ended October 31, 2013	17.24	0.38		4.00	4.38	(0.42)	—	(0.42)
Year Ended October 31, 2012	16.83	0.37		0.45	0.82	(0.41)	—	(0.41)

Class C
Year Ended October 31, 2016	15.85	0.31	(e)	(0.85)	(0.54)	(0.28)	(0.15)	(0.43)
Year Ended October 31, 2015	19.68	0.33		(0.58)	(0.25)	(0.31)	(3.27)	(3.58)
Year Ended October 31, 2014	20.51	0.36		(0.56)	(0.20)	(0.29)	(0.34)	(0.63)
Year Ended October 31, 2013	16.68	0.27		3.86	4.13	(0.30)	—	(0.30)
Year Ended October 31, 2012	16.27	0.25		0.44	0.69	(0.28)	—	(0.28)

Class I*
Year Ended October 31, 2016	16.70	0.46	(e)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)
Year Ended October 31, 2014	21.36	0.52		(0.56)	(0.04)	(0.44)	(0.34)	(0.78)
Year Ended October 31, 2013	17.36	0.40		4.06	4.46	(0.46)	—	(0.46)
Year Ended October 31, 2012	16.96	0.41		0.45	0.86	(0.46)	—	(0.46)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than 0.005%.
*	Formerly, Select Class Shares.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$15.54	(2.94)%	$69,626	0.60%	2.60	%(e)	1.02%	24%
16.54	(0.29)	82,667	0.60	2.51		0.99	39
20.38	(0.40)	96,325	0.59	2.23		1.10	63
21.20	25.84	108,193	0.75	2.04		1.35	51
17.24	5.16	96,191	1.07	2.27		1.31	19

14.88	(3.41)	13,507	1.10	2.14	(e)	1.55	24
15.85	(0.77)	18,423	1.10	2.01		1.52	39
19.68	(0.93)	20,724	1.09	1.75		1.60	63
20.51	25.09	21,802	1.30	1.49		1.85	51
16.68	4.43	16,291	1.79	1.57		1.81	19

15.68	(2.72)	1,241,856	0.34	2.98	(e)	0.59	24
16.70	0.00 (f)	779,908	0.35	2.79		0.60	39
20.54	(0.16)	562,180	0.34	2.45		0.84	63
21.36	26.18	464,273	0.53	2.10		1.09	51
17.36	5.40	469,065	0.82	2.51		1.06	19

MARCH 1, 2017	155

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2016	$17.61	$0.22	(f)(g)	$(0.55)	$(0.33)	$(0.04)	$—	$(0.04)
Year Ended October 31, 2015	18.59	0.09	(f)(g)	0.39	0.48	(0.17)	(1.29)	(1.46)
Year Ended October 31, 2014	20.59	0.13	(h)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (j) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—

Class C
Year Ended October 31, 2016	17.45	0.13	(f)(g)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(f)(g)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(h)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (j) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—

Class I*
Year Ended October 31, 2016	17.71	0.24	(f)(g)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(f)(g)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(h)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (j) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06 and $0.17 for Class A, Class C and Class I Shares, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37% and 0.99% for Class A, Class C and Class I Shares, respectively.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(j)	Commencement of operations.
*	Formerly, Select Class Shares.

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$17.24	(1.86)%	$14,034	1.24%		1.28	%(g)	1.61%		51%
17.61	3.04	5,824	1.24		0.49	(g)	2.31		42
18.59	(2.47)	351	1.32		0.98	(h)	5.09		63
20.59	22.23	83	1.32	(i)	0.89	(i)	7.99	(i)	65
17.28	15.20	58	1.32	(i)	1.17	(i)	6.99	(i)	40

17.04	(2.28)	4,626	1.74		0.75	(g)	2.14		51
17.45	2.39	3,439	1.74		(0.12	)(g)	2.79		42
18.44	(2.91)	137	1.82		0.55	(h)	6.19		63
20.47	21.61	76	1.82	(i)	0.40	(i)	8.35	(i)	65
17.20	14.67	57	1.82	(i)	0.67	(i)	7.47	(i)	40

17.45	(1.47)	9,929	0.89		1.41	(g)	1.35		51
17.71	3.29	59,858	0.89		0.83	(g)	1.84		42
18.67	(2.18)	3,868	1.07		1.17	(h)	5.55		63
20.64	22.49	3,925	1.07	(i)	1.17	(i)	7.52	(i)	65
17.32	15.47	3,175	1.07	(i)	1.42	(i)	6.74	(i)	40

MARCH 1, 2017	157

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (d)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value Fund
Class A
Year Ended October 31, 2016	$13.02	$0.23		$(0.88)	$(0.65)	$(0.14)
Year Ended October 31, 2015	14.14	0.18	(e)	(0.83)	(0.65)	(0.47)
Year Ended October 31, 2014	15.02	0.47	(e)(f)	(1.07)	(0.60)	(0.28)
Year Ended October 31, 2013	12.18	0.22		2.91	3.13	(0.29)
Year Ended October 31, 2012	12.05	0.31		0.21	0.52	(0.39)

Class C
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(e)	(0.78)	(0.68)	(0.39)
Year Ended October 31, 2014	14.61	0.38	(e)(f)	(1.05)	(0.67)	(0.22)
Year Ended October 31, 2013	11.84	0.16		2.83	2.99	(0.22)
Year Ended October 31, 2012	11.72	0.25		0.19	0.44	(0.32)

Class I*
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(e)	(0.84)	(0.61)	(0.50)
Year Ended October 31, 2014	15.19	0.45	(e)(f)	(1.04)	(0.59)	(0.12)
Year Ended October 31, 2013	12.31	0.27		2.93	3.20	(0.32)
Year Ended October 31, 2012	12.19	0.34		0.21	0.55	(0.43)

Class L**
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(e)	(0.83)	(0.60)	(0.52)
Year Ended October 31, 2014	15.29	0.53	(e)(f)	(1.09)	(0.56)	(0.32)
Year Ended October 31, 2013	12.38	0.29		2.95	3.24	(0.33)
Year Ended October 31, 2012	12.26	0.36		0.20	0.56	(0.44)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.37 and $0.45 for Class A, Class C, Class I and Class L Shares, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.44% and 2.99% for Class A, Class C, Class I and Class L Shares, respectively.
*	Formerly, Select Class Shares.
**	Formerly Institutional Class Shares.

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$12.23	(5.01)%	$573,449	1.35%	1.91%		1.43%	61%
13.02	(4.63)	695,251	1.35	1.31	(e)	1.45	74
14.14	(4.09)	491,010	1.33	3.19	(e)(f)	1.36	59
15.02	26.13	221,077	1.33	1.66		1.35	66
12.18	4.64	124,691	1.35	2.66		1.37	62

11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(e)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(e)(f)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66
11.84	4.04	14,311	1.85	2.23		1.87	62

12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(e)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(e)(f)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66
12.31	4.87	1,458,864	1.10	2.92		1.12	62

12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(e)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(e)(f)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66
12.38	5.00	639,798	0.94	3.03		0.97	62

MARCH 1, 2017	159

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid European Fund
Class A
Year Ended October 31, 2016	$24.41	$0.37		$(2.55)	$(2.18)	$(0.29)
Year Ended October 31, 2015	24.54	0.36		0.32	0.68	(0.81)
Year Ended October 31, 2014	24.79	0.66		(0.90)	(0.24)	(0.01)
Year Ended October 31, 2013	17.89	0.27		6.87	7.14	(0.24)
Year Ended October 31, 2012	16.98	0.26	(e)	1.19	1.45	(0.54)

Class C
Year Ended October 31, 2016	21.77	0.23		(2.27)	(2.04)	(0.21)
Year Ended October 31, 2015	21.99	0.21		0.29	0.50	(0.72)
Year Ended October 31, 2014	22.32	0.47		(0.79)	(0.32)	(0.01)
Year Ended October 31, 2013	16.11	0.18		6.16	6.34	(0.13)
Year Ended October 31, 2012	15.33	0.22	(e)	1.01	1.23	(0.45)

Class I*
Year Ended October 31, 2016	24.83	0.44		(2.59)	(2.15)	(0.31)
Year Ended October 31, 2015	24.95	0.45		0.32	0.77	(0.89)
Year Ended October 31, 2014	25.18	0.71		(0.88)	(0.17)	(0.06)
Year Ended October 31, 2013	18.15	0.22		7.07	7.29	(0.26)
Year Ended October 31, 2012	17.24	0.38	(e)	1.12	1.50	(0.59)

Class L**
Year Ended October 31, 2016	25.13	0.49		(2.60)	(2.11)	(0.41)
Year Ended October 31, 2015	25.23	0.54		0.28	0.82	(0.92)
Year Ended October 31, 2014	25.46	0.79		(0.93)	(0.14)	(0.09)
Year Ended October 31, 2013	18.35	0.22		7.20	7.42	(0.31)
Year Ended October 31, 2012	17.42	0.40	(e)	1.17	1.57	(0.64)
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.24, $0.21, $0.39 and $0.37 for Class A, Class C, Class L and Class I Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.39%, 2.28% and 2.20% for Class A, Class C, Class L and Class I Shares, respectively.
*	Formerly, Select Class Shares.
**	Formerly Institutional Class Shares.

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$21.94	(8.98)%	$162,767	1.42%	1.66%		1.43%	142%
24.41	2.86	219,548	1.41	1.48		1.41	167
24.54	(0.95)	192,865	1.30	2.55		1.31	197
24.79	40.30	98,202	1.47	1.30		1.76	253
17.89	9.04	94,840	1.50	1.54	(e)	1.74	297

19.52	(9.42)	50,152	1.91	1.16		1.92	142
21.77	2.37	75,145	1.91	0.98		1.91	167
21.99	(1.46)	61,814	1.80	2.00		1.81	197
22.32	39.62	21,663	1.95	0.94		2.27	253
16.11	8.47	8,953	2.00	1.48	(e)	2.26	297

22.37	(8.73)	145,080	1.10	1.95		1.10	142
24.83	3.22	579,389	1.07	1.81		1.07	167
24.95	(0.68)	409,675	1.05	2.69		1.06	197
25.18	40.63	328,979	1.18	0.94		1.33	253
18.15	9.27	15,469	1.25	2.29	(e)	1.51	297

22.61	(8.48)	424,388	0.90	2.16		0.90	142
25.13	3.36	194,930	0.90	2.16		0.91	167
25.23	(0.56)	375,683	0.90	2.93		0.91	197
25.46	40.95	249,744	0.98	0.96		1.18	253
18.35	9.63	16,151	1.00	2.37	(e)	1.35	297

MARCH 1, 2017	161

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (d)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid International Fund
Class A
Year Ended October 31, 2016	$19.36	$0.40	(e)	$(0.99)	$(0.59)	$(0.33)
Year Ended October 31, 2015	19.49	0.34	(e)	(0.26)	0.08	(0.21)
Year Ended October 31, 2014	19.79	0.39	(e)	(0.45)	(0.06)	(0.24)
Year Ended October 31, 2013	15.90	0.25		3.88	4.13	(0.24)
Year Ended October 31, 2012	15.32	0.25		0.49	0.74	(0.16)

Class C
Year Ended October 31, 2016	19.52	0.28	(e)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(e)	(0.24)	(0.01)	(0.10)
Year Ended October 31, 2014	19.92	0.36	(e)	(0.52)	(0.16)	(0.13)
Year Ended October 31, 2013	16.00	0.17		3.90	4.07	(0.15)
Year Ended October 31, 2012	15.36	0.18		0.50	0.68	(0.04)

Class I*
Year Ended October 31, 2016	20.13	0.46	(e)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(e)	(0.26)	0.16	(0.25)
Year Ended October 31, 2014	20.51	0.51	(e)	(0.53)	(0.02)	(0.27)
Year Ended October 31, 2013	16.46	0.31		4.01	4.32	(0.27)
Year Ended October 31, 2012	15.85	0.30		0.51	0.81	(0.20)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
*	Formerly, Select Class Shares.

162	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$18.44	(3.07)%	$164,327	1.25%	2.21	%(e)	1.29%	38%
19.36	0.45	152,834	1.29	1.75	(e)	1.49	33
19.49	(0.33)	101,114	1.39	1.96	(e)	1.46	48
19.79	26.25	60,135	1.47	1.42		1.54	49
15.90	4.97	32,231	1.50	1.65		1.62	46

18.57	(3.56)	2,287	1.75	1.52	(e)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(e)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(e)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49
16.00	4.45	875	2.00	1.18		2.12	46

19.20	(2.73)	16,363	0.90	2.44	(e)	1.08	38
20.13	0.80	19,292	0.97	2.04	(e)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(e)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49
16.46	5.24	9,467	1.25	1.94		1.37	46

MARCH 1, 2017	163

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (d)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Latin America Fund
Class A
Year Ended October 31, 2016	$11.31	$0.14	$3.11	$3.25	$(0.13)
Year Ended October 31, 2015	17.43	0.14	(6.23)	(6.09)	(0.03)
Year Ended October 31, 2014	18.47	0.10	(1.02)	(0.92)	(0.12)
Year Ended October 31, 2013	18.46	0.10	(0.05)	0.05	(0.04)
Year Ended October 31, 2012	18.88	0.10	(0.49)	(0.39)	(0.03)

Class C
Year Ended October 31, 2016	11.06	0.08	3.04	3.12	(0.11)
Year Ended October 31, 2015	17.11	0.06	(6.10)	(6.04)	(0.01)
Year Ended October 31, 2014	18.12	0.02	(1.00)	(0.98)	(0.03)
Year Ended October 31, 2013	18.21	0.01	(0.06)	(0.05)	(0.04)
Year Ended October 31, 2012	18.72	0.01	(0.49)	(0.48)	(0.03)

Class I*
Year Ended October 31, 2016	11.40	0.15	3.20	3.35	(0.01)
Year Ended October 31, 2015	17.58	0.17	(6.27)	(6.10)	(0.08)
Year Ended October 31, 2014	18.63	0.16	(1.04)	(0.88)	(0.17)
Year Ended October 31, 2013	18.59	0.15	(0.05)	0.10	(0.06)
Year Ended October 31, 2012	18.98	0.13	(0.48)	(0.35)	(0.04)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
*	Formerly, Select Class Shares.

164	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.43	29.13%	$11,878	1.55%	1.20%	2.15%	61%
11.31	(34.97)	12,044	1.66	0.97	2.08	25
17.43	(4.98)	26,591	1.70	0.55	1.89	58
18.47	0.25	24,688	1.70	0.54	1.91	37
18.46	(2.04)	17,490	1.86	0.52	2.03	49

14.07	28.57	2,700	2.05	0.72	2.65	61
11.06	(35.30)	2,108	2.16	0.45	2.58	25
17.11	(5.42)	3,778	2.20	0.11	2.39	58
18.12	(0.30)	4,292	2.20	0.07	2.42	37
18.21	(2.54)	3,370	2.37	0.05	2.52	49

14.74	29.46	33,691	1.29	1.19	1.77	61
11.40	(34.80)	49,918	1.41	1.22	1.65	25
17.58	(4.72)	79,367	1.45	0.88	1.64	58
18.63	0.50	109,334	1.45	0.79	1.67	37
18.59	(1.85)	60,487	1.61	0.69	1.78	49

MARCH 1, 2017	165

Additional Fee and Expense Information

Additional Fee and Expense Information for the JPMT II Funds and Former One Group Mutual Funds

In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expense information to Fund shareholders. The hypothetical examples are provided for JPMT II Funds or those Funds that have acquired the assets and liabilities of a JPMT II Fund or a series of One Group Mutual Funds.

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder servicing fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

The table below shows the ratios for Class A, Class C and Class I Shares of the affected Funds offered in this prospectus.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan International Equity Fund	A	1.24%	1.33%
	C	1.74%	1.84%
	I	0.99%	1.07%

JPMorgan International Research Enhanced Equity Fund	A	0.60%	0.90%
	C	1.10%	1.37%
	I	0.35%	0.59%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On February 28, 2017, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

166	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 28, 2018	$645	–0.51%	–1.69%	–1.69%	$177	5.00%	3.26%	3.26%
February 28, 2019	127	4.46	1.98	3.73	186	10.25	6.60	3.23
February 29, 2020	138	9.68	5.72	3.67	199	15.76	9.96	3.16
February 28, 2021	143	15.17	9.60	3.67	206	21.55	13.44	3.16
February 28, 2022	148	20.93	13.62	3.67	212	27.63	17.02	3.16
February 28, 2023	154	26.97	17.79	3.67	219	34.01	20.72	3.16
February 29, 2024	160	33.32	22.12	3.67	226	40.71	24.54	3.16
February 28, 2025	165	39.99	26.60	3.67	233	47.75	28.47	3.16
February 28, 2026	171	46.99	31.25	3.67	240	55.13	32.53	3.16
February 28, 2027	178	54.34	36.06	3.67	248	62.89	36.72	3.16

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended February 28, 2018) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$277	4.00%	2.26%	2.26%

JPMorgan International Equity Fund

	Class I
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 28, 2018	$101	5.00%	4.01%	4.01%
February 28, 2019	108	10.25	8.15	3.98
February 29, 2020	118	15.76	12.40	3.93
February 28, 2021	123	21.55	16.82	3.93
February 28, 2022	127	27.63	21.41	3.93
February 28, 2023	132	34.01	26.18	3.93
February 29, 2024	138	40.71	31.14	3.93
February 28, 2025	143	47.75	36.29	3.93
February 28, 2026	149	55.13	41.65	3.93
February 28, 2027	155	62.89	47.22	3.93

MARCH 1, 2017	167

Additional Fee and Expense Information (continued)

JPMorgan International Research Enhanced Equity Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 28, 2018	$583	–0.51%	–1.08%	–1.08%	$112	5.00%	3.90%	3.90%
February 28, 2019	91	4.46	2.97	4.10	145	10.25	7.67	3.63
February 29, 2020	95	9.68	7.20	4.10	150	15.76	11.58	3.63
February 28, 2021	98	15.17	11.59	4.10	156	21.55	15.63	3.63
February 28, 2022	102	20.93	16.17	4.10	161	27.63	19.83	3.63
February 28, 2023	107	26.97	20.93	4.10	167	34.01	24.18	3.63
February 29, 2024	111	33.32	25.89	4.10	173	40.71	28.69	3.63
February 28, 2025	116	39.99	31.05	4.10	179	47.75	33.36	3.63
February 28, 2026	120	46.99	36.42	4.10	186	55.13	38.20	3.63
February 28, 2027	125	54.34	42.02	4.10	193	62.89	43.21	3.63

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemptions, the number for Class C Shares for the first year (period ended February 28, 2018) would be as follows.

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$212	4.00%	2.90%	2.90%

JPMorgan International Research Enhanced Equity Fund

	Class I
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 28, 2018	$36	5.00%	4.65%	4.65%
February 28, 2019	63	10.25	9.27	4.41
February 29, 2020	66	15.76	14.08	4.41
February 28, 2021	69	21.55	19.11	4.41
February 28, 2022	72	27.63	24.37	4.41
February 28, 2023	75	34.01	29.85	4.41
February 29, 2024	78	40.71	35.58	4.41
February 28, 2025	82	47.75	41.56	4.41
February 28, 2026	85	55.13	47.80	4.41
February 28, 2027	89	62.89	54.32	4.41

168	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Appendix A – Financial Intermediary-Specific Sales Charge Waivers

WAIVERS APPLICABLE TO PURCHASE THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify Merrill Lynch at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. With regard to these waivers and discounts, Merrill Lynch is responsible for the implementation on the Merrill Lynch platform or accounts.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Exchanges as described in this prospectus.

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members as defined by Merrill Lynch.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same retail brokerage account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Merrill Lynch Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through Merrill Lynch Rights of Reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only). Merrill Lynch will pay the Distributor a prorated portion of the applicable CDSC the Distributor would have received when the exchange occurs. The Distributor will receive the amount of the CDSC minus the amount of Rule 12b-1 fees that it has already received during the holding period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent (as described in this prospectus)

Breakpoints.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL

Effective April 10, 2017, shareholders purchasing Fund shares through LPL Financial’s Mutual Fund Only Platform will be eligible only for the following front-end sales charge waivers for Class A Shares, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Sales charges will be waived for Class A Shares bought by clients of LPL Financial who are accessing the J.P. Morgan Funds through LPL Financial’s mutual fund only platform.

With regard to this waiver, LPL Financial is responsible for the implementation on its platform.

MARCH 1, 2017	169

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC Washington, DC 20549-1520 1-202-551-8090 Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except International Research Enhanced Equity Fund is 811-21295.

Investment Company Act File No. for International Research Enhanced Equity Fund is 811-4236.

©JPMorgan Chase & Co. 2017. All rights reserved. April 2017.

PR-INTEQACSL-317-2

Prospectus

JPMorgan Access Funds

Class A, Class C, Class I* & Class L** Shares

JPMorgan Access Balanced Fund	Class/Ticker: A/JXBAX; C/JXBCX; Class I/JXBSX; Class L/JXBIX
JPMorgan Access Growth Fund	Class/Ticker: A/JXGAX; C/JXGCX; Class I/JXGSX; Class L/JXGIX

*	Formerly, Select Class Shares.

**	Formerly, Institutional Class Shares.

November 1, 2016, as supplemented April 10, 2017

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Access Balanced Fund

Class/Ticker: A/JXBAX; C/JXBCX; I*/JXBSX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 44 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees[1,2]	0.75%	0.75%	0.75%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.44	0.41	0.40
Shareholder Service Fees[2]	0.25	0.25	0.25
Remainder of Other Expenses	0.19 [4]	0.16 [4]	0.15
Acquired Fund (Underlying Fund) Fees and Expenses	0.41	0.41	0.41

Total Annual Fund Operating Expenses	1.85	2.32	1.56
Fee Waivers and Expense Reimbursements[1,2,3]	(0.53)	(0.53)	(0.53)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,2,3]	1.32	1.79	1.03

1	J.P. Morgan Investment Management Inc. and J.P. Morgan Private Investments, Inc. have contractually agreed to waive the investment advisory fee for the Fund by 0.30%. This contract is in effect through 10/31/17.

2	The shares of the affiliated underlying funds in which the Fund invests a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 0.45% for investment advisory services and 0.25% for Class A, Class C and Class I Shares for shareholder servicing on affiliated investments, the investment adviser and shareholder servicing agent have contractually agreed to waive a portion of the investment advisory and shareholder service fees charged by the underlying funds. This contract is in effect through 10/31/17.

3	The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by Access Balanced Fund CS Ltd., the Fund’s wholly-owned subsidiary, to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board of Trustees.

4	“Remainder of Other Expenses” has been calculated based on actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

NOVEMBER 1, 2016	1

JPMorgan Access Balanced Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	579	957	1,359	2,481
CLASS C SHARES ($)	283	674	1,193	2,616
CLASS I SHARES ($)	105	441	800	1,811

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	579	957	1,359	2,481
CLASS C SHARES ($)	183	674	1,193	2,616
CLASS I SHARES ($)	105	441	800	1,811

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange-traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Fund’s adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 30%–75% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 25%–60% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–30% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund will gain exposure to commodity markets primarily by investing in the Access Balanced Fund CS Ltd., a wholly-owned

2	JPMORGAN ACCESS FUNDS

subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The allocation range will typically be 0%–10% of the Fund’s total assets. The Subsidiary is advised by JPMIM and sub-advised by JPMPI. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked structured notes and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Subsidiary may use derivatives to obtain long exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management.

The Fund and the Subsidiary may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company, depositary receipt or other pooled investment vehicle that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Ordinarily, the Fund’s investment in a single ETF is limited to 5% of its total assets and in all ETFs to 10% of its total assets. The SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. The Fund intends to invest in ETFs that have received such exemptive orders and it may invest any amount of its total assets in a single ETF or in multiple ETFs.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investments in Mutual Funds Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

ETF Risk. The Fund and underlying funds may invest in shares of other investment companies, including ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Markets Risk. The Fund and certain of the underlying funds that invest in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets”. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or

NOVEMBER 1, 2016	3

JPMorgan Access Balanced Fund (continued)

limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region or Latin America). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Currency Risk. The Fund and certain of the underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of certain underlying funds’ securities and the price of the underlying funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.

Equity Securities Risk. The Fund and certain of the underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the stocks held by an underlying fund goes down, the value of your investment in the Fund decreases in value.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that an issuer or a counterparty will fail to make payments when due or default. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate making it difficult for the underlying fund to sell such investments. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. When the value of investments in the Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. Certain of the underlying funds may invest in instruments that are issued by companies which are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information.

Real Estate Securities Risk. Certain of the underlying funds may invest in real estate securities, including real estate investment trusts (REITs), which are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest

4	JPMORGAN ACCESS FUNDS

rates, or factors affecting a particular industry or commodity. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Derivatives Risk. The Fund and certain of the underlying funds may use derivatives in connection with their investment strategies. Derivatives, including futures, swaps and structured investments, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund and the underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or underlying funds do not have a claim on the reference assets and are subject to enhanced counterparty risk. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss.

Structured Note Risk. The Fund, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Preferred Stock Risk. The Fund and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Fund and certain of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as

NOVEMBER 1, 2016	5

JPMorgan Access Balanced Fund (continued)

described in this prospectus and could adversely affect the Fund.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past six calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Access Balanced Composite Benchmark, a customized benchmark, the Barclays U.S. Aggregate Index, a broad-based securities market index, the MSCI World Index (net of foreign withholding taxes), a broad-based securities market index and the S&P 500 Index, also a broad-based securities market index. Since July 1, 2016, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (55%), Barclays Global Aggregate Index (35%), Barclays T-Bill 1-3 Month (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until April 1, 2013, the

Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). From the inception date of September 30, 2009 to July 1, 2011, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). The performance of Class C Shares is based on the performance of Class A Shares prior to their inception. The actual return of the Class C Shares would have been lower than shown because the Class C Shares have higher expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganaccessfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	3rd quarter, 2010	7.71%
Worst Quarter	3rd quarter, 2011	–11.01%

The Fund’s year-to-date total return through 9/30/16 was 4.44%.

6	JPMORGAN ACCESS FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 9/30/09)
CLASS A SHARES
Return Before Taxes	(6.74)%	1.84%	3.03%
Return After Taxes on Distributions	(8.10)	0.62	1.96
Return After Taxes on Distributions and Sale of Fund Shares	(3.32)	1.18	2.13
CLASS C SHARES
Return Before Taxes	(3.77)	2.29	3.31
CLASS I SHARES
Return Before Taxes	(2.03)	3.07	4.07
ACCESS BALANCED COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.54)	4.36	5.47
BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.55	3.25	3.67
MSCI WORLD INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.87)	7.59	8.62
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	1.38	12.57	13.49

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may exceed the “Return Before Taxes” due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Jeffrey Gaffney	2015	Executive Director
Stephanie Sigler Gdula	2016	Vice President
Jesse Rosenblum	2016	Vice President
Jason Chen	2016	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	7

JPMorgan Access Balanced Fund

Class/Ticker: L*/JXBIX

*	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class L
Management Fees[1,2]	0.75%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.25
Shareholder Service Fees[2]	0.10
Remainder of Other Expenses	0.15
Acquired Fund (Underlying Fund) Fees and Expenses	0.41

Total Annual Fund Operating Expenses	1.41
Fee Waivers and Expense Reimbursements[1,2,3]	(0.53)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,2,3]	0.88

1	J.P. Morgan Investment Management Inc. and J.P. Morgan Private Investments, Inc. have contractually agreed to waive the investment advisory fee for the Fund by 0.30%. This contract is in effect through 10/31/17.

2	The shares of the affiliated underlying funds in which the Fund invests a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 0.45% for investment advisory services and 0.10% for Class L Shares for shareholder servicing on affiliated investments, the investment adviser and shareholder servicing agent have contractually agreed to waive a portion of the investment advisory and shareholder service fees charged by the underlying funds. This contract is in effect through 10/31/17.

3	The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by Access Balanced Fund CS Ltd., the Fund’s wholly-owned subsidiary, to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS L SHARES ($)	90	394	721	1,645

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange-traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Fund’s adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and

8	JPMORGAN ACCESS FUNDS

underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 30%–75% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 25%–60% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–30% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund will gain exposure to commodity markets primarily by investing in the Access Balanced Fund CS Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The allocation range will typically be 0%–10% of the Fund’s total assets. The Subsidiary is advised by JPMIM and sub-advised by JPMPI. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked structured notes and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Subsidiary may use derivatives to obtain long exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management.

The Fund and the Subsidiary may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company, depositary receipt or other pooled investment vehicle that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Ordinarily, the Fund’s investment in a single ETF is limited to 5% of its total assets and in all ETFs to 10% of its total assets. The SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. The Fund intends to invest in ETFs that have received such exemptive orders and it may invest any amount of its total assets in a single ETF or in multiple ETFs.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

NOVEMBER 1, 2016	9

JPMorgan Access Balanced Fund (continued)

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investments in Mutual Funds Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

ETF Risk. The Fund and underlying funds may invest in shares of other investment companies, including ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Markets Risk. The Fund and certain of the underlying funds that invest in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets”. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region or Latin America). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Currency Risk. The Fund and certain of the underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of certain underlying funds’ securities and the price of the underlying funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.

Equity Securities Risk. The Fund and certain of the underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the

10	JPMORGAN ACCESS FUNDS

value of the stocks held by an underlying fund goes down, the value of your investment in the Fund decreases in value.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that an issuer or a counterparty will fail to make payments when due or default. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate making it difficult for the underlying fund to sell such investments. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. When the value of investments in the Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. Certain of the underlying funds may invest in instruments that are issued by companies which are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information.

Real Estate Securities Risk. Certain of the underlying funds may invest in real estate securities, including real estate investment trusts (REITs), which are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Derivatives Risk. The Fund and certain of the underlying funds may use derivatives in connection with their investment strategies. Derivatives, including futures, swaps and structured investments, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund and the underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or underlying funds do not have a claim on the reference assets and are subject to enhanced counterparty risk. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss.

Structured Note Risk. The Fund, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid

NOVEMBER 1, 2016	11

JPMorgan Access Balanced Fund (continued)

market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Preferred Stock Risk. The Fund and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Fund and certain of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class L Shares (formerly, Institutional Class Shares) has varied from year to year for the past six calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Access Balanced Composite Benchmark, a customized benchmark, the Barclays U.S. Aggregate Index, a broad-based securities market index, the MSCI World Index (net of foreign withholding taxes), a broad-based securities market index and the S&P 500 Index, also a broad-based securities market index. Since July 1, 2016, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (55%), Barclays Global Aggregate Index (35%), Barclays T-Bill 1-3 Month (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the

12	JPMORGAN ACCESS FUNDS

Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until April 1, 2013, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). From the inception date of September 30, 2009 to July 1, 2011, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganaccessfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2010	7.80%
Worst Quarter	3rd quarter, 2011	–10.89%

The Fund’s year-to-date total return through 9/30/16 was 4.82%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 9/30/09)
CLASS L SHARES
Return Before Taxes	(1.88)%	3.21%	4.23%
Return After Taxes on Distributions	(3.47)	1.82	2.99
Return After Taxes on Distributions and Sale of Fund Shares	(0.53)	2.18	3.01
ACCESS BALANCED COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.54)	4.36	5.47
BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.55	3.25	3.67
MSCI WORLD INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.87)	7.59	8.62
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	1.38	12.57	13.49

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may exceed the “Return Before Taxes” due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Jeffrey Gaffney	2015	Executive Director
Stephanie Sigler Gdula	2016	Vice President
Jesse Rosenblum	2016	Vice President
Jason Chen	2016	Vice President

NOVEMBER 1, 2016	13

JPMorgan Access Balanced Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Class L Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14	JPMORGAN ACCESS FUNDS

JPMorgan Access Growth Fund

Class/Ticker: A/JXGAX; C/JXGCX; I*/JXGSX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 44 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees[1,2]	0.75%	0.75%	0.75%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.43	0.42	0.41
Shareholder Service Fees[2]	0.25	0.25	0.25
Remainder of Other Expenses	0.18	0.17 [4]	0.16
Acquired Fund (Underlying Fund) Fees and Expenses	0.38	0.38	0.38

Total Annual Fund Operating Expenses	1.81	2.30	1.54
Fee Waivers and Expense Reimbursements[1,2,3]	(0.48)	(0.48)	(0.48)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,2,3]	1.33	1.82	1.06

1	J.P. Morgan Investment Management Inc. and J.P. Morgan Private Investments, Inc. have contractually agreed to waive the investment advisory fee for the Fund by 0.30%. This contract is in effect through 10/31/17.

2	The shares of the affiliated underlying funds in which the Fund invests a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 0.45% for investment advisory services and 0.25% for Class A, Class C and Class I Shares for shareholder servicing on affiliated investments, the investment adviser and shareholder servicing agent have contractually agreed to waive a portion of the investment advisory and shareholder service fees charged by the underlying funds. This contract is in effect through 10/31/17.

3	The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by Access Growth Fund CS Ltd., the Fund’s wholly-owned subsidiary, to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board of Trustees.

4	“Remainder of Other Expenses” has been calculated based on actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

NOVEMBER 1, 2016	15

JPMorgan Access Growth Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	579	949	1,343	2,443
CLASS C SHARES ($)	285	673	1,187	2,599
CLASS I SHARES ($)	108	439	794	1,794

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	579	949	1,343	2,443
CLASS C SHARES ($)	185	673	1,187	2,599
CLASS I SHARES ($)	108	439	794	1,794

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange-traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Fund’s adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 40%–90% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 5%–45% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–35% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

16	JPMORGAN ACCESS FUNDS

The Fund will gain exposure to commodity markets primarily by investing in the Access Growth Fund CS Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The allocation range will typically be 0%–10% of the Fund’s total assets. The Subsidiary is advised by JPMIM and sub-advised by JPMPI. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked structured notes and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Subsidiary may use derivatives to obtain long exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management.

The Fund and the Subsidiary may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company, depositary receipt or other pooled investment vehicle that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Ordinarily, the Fund’s investment in a single ETF is limited to 5% of its total assets and in all ETFs to 10% of its total assets. The SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. The Fund intends to invest in ETFs that have received such exemptive orders and it may invest any amount of its total assets in a single ETF or in multiple ETFs.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investments in Mutual Funds Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

ETF Risk. The Fund and underlying funds may invest in shares of other investment companies, including ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Markets Risk. The Fund and certain of the underlying funds that invest in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery

NOVEMBER 1, 2016	17

JPMorgan Access Growth Fund (continued)

when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets”. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region or Latin America). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Currency Risk. The Fund and certain of the underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of certain underlying funds’ securities and the price of the underlying funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.

Equity Securities Risk. The Fund and certain of the underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the stocks held by an underlying fund goes down, the value of your investment in the Fund decreases in value.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that an issuer or a counterparty will fail to make payments when due or default. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate making it difficult for the underlying fund to sell such investments. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. When the value of investments in the Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. Certain of the underlying funds may invest in instruments that are issued by companies which are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information.

Real Estate Securities Risk. Certain of the underlying funds may invest in real estate securities, including real estate investment trusts (REITs), which are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and

18	JPMORGAN ACCESS FUNDS

creditworthiness of REIT issuers. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Derivatives Risk. The Fund and certain of the underlying funds may use derivatives in connection with their investment strategies. Derivatives, including futures, swaps and structured investments, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund and the underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or underlying funds do not have a claim on the reference assets and are subject to enhanced counterparty risk. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss.

Structured Note Risk. The Fund, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Preferred Stock Risk. The Fund and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Fund and certain of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

NOVEMBER 1, 2016	19

JPMorgan Access Growth Fund (continued)

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past six calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Access Growth Composite Benchmark, a customized benchmark, the MSCI World Index (net of foreign withholding taxes) a broad-based securities market index, the Barclays U.S. Aggregate Index, a broad-based securities market index and the S&P 500 Index, also a broad-based securities market index. Since July 1, 2016, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (75%), Barclays Global Aggregate Index (15%), Barclays T-Bill 1-3 Month (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until April 1, 2013, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). From the inception date of September 30, 2009 to July 1, 2011, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). The performance of Class C Shares is based on the performance of Class A Shares prior to their inception. The actual return of the Class C Shares would have been lower than shown because the Class C Shares have higher expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganaccessfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	1st quarter, 2012	9.49%
Worst Quarter	3rd quarter, 2011	–15.45%

The Fund’s year-to-date total return through 9/30/16 was 3.95%.

20	JPMORGAN ACCESS FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 9/30/09)
CLASS A SHARES
Return Before Taxes	(6.55)%	2.42%	3.92%
Return After Taxes on Distributions	(7.55)	1.28	2.94
Return After Taxes on Distributions and Sale of Fund Shares	(3.12)	1.72	2.92
CLASS C SHARES
Return Before Taxes	(3.63)	2.84	4.20
CLASS I SHARES
Return Before Taxes	(1.84)	3.63	4.96
ACCESS GROWTH COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.87)	5.16	6.39
MSCI WORLD INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.87)	7.59	8.62
BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.55	3.25	3.67
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes	1.38	12.57	13.49

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may exceed the “Return Before Taxes” due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Jeffrey Gaffney	2015	Executive Director
Stephanie Sigler Gdula	2016	Vice President
Jesse Rosenblum	2016	Vice President
Jason Chen	2016	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2016	21

JPMorgan Access Growth Fund

Class/Ticker: L*/JXGIX

*	Formerly, Institutional Class Shares.

What is the goal of the Fund?

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class L
Management Fees[1,2]	0.75%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.26
Shareholder Service Fees[2]	0.10
Remainder of Other Expenses	0.16
Acquired Fund (Underlying Fund) Fees and Expenses	0.38

Total Annual Fund Operating Expenses	1.39
Fee Waivers and Expense Reimbursements[1,2,3]	(0.48)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,2,3]	0.91

1	J.P. Morgan Investment Management Inc. and J.P. Morgan Private Investments, Inc. have contractually agreed to waive the investment advisory fee for the Fund by 0.30%. This contract is in effect through 10/31/17.

2	The shares of the affiliated underlying funds in which the Fund invests a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 0.45% for investment advisory services and 0.10% for Class L Shares for shareholder servicing on affiliated investments, the investment adviser and shareholder servicing agent have contractually agreed to waive a portion of the investment advisory and shareholder service fees charged by the underlying funds. This contract is in effect through 10/31/17.

3	The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by Access Growth Fund CS Ltd., the Fund’s wholly-owned subsidiary, to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS L SHARES ($)	93	393	715	1,627

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange-traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Fund’s adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and

22	JPMORGAN ACCESS FUNDS

underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 40%–90% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 5%–45% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–35% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund will gain exposure to commodity markets primarily by investing in the Access Growth Fund CS Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The allocation range will typically be 0%–10% of the Fund’s total assets. The Subsidiary is advised by JPMIM and sub-advised by JPMPI. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked structured notes and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Subsidiary may use derivatives to obtain long exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management.

The Fund and the Subsidiary may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company, depositary receipt or other pooled investment vehicle that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Ordinarily, the Fund’s investment in a single ETF is limited to 5% of its total assets and in all ETFs to 10% of its total assets. The SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. The Fund intends to invest in ETFs that have received such exemptive orders and it may invest any amount of its total assets in a single ETF or in multiple ETFs.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

NOVEMBER 1, 2016	23

JPMorgan Access Growth Fund (continued)

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investments in Mutual Funds Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

ETF Risk. The Fund and underlying funds may invest in shares of other investment companies, including ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Markets Risk. The Fund and certain of the underlying funds that invest in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets”. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region or Latin America). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Currency Risk. The Fund and certain of the underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of certain underlying funds’ securities and the price of the underlying funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.

Equity Securities Risk. The Fund and certain of the underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the stocks held by an underlying fund goes down, the value of your investment in the Fund decreases in value.

24	JPMORGAN ACCESS FUNDS

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that an issuer or a counterparty will fail to make payments when due or default. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate making it difficult for the underlying fund to sell such investments. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. When the value of investments in the Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. Certain of the underlying funds may invest in instruments that are issued by companies which are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information.

Real Estate Securities Risk. Certain of the underlying funds may invest in real estate securities, including real estate investment trusts (REITs), which are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Derivatives Risk. The Fund and certain of the underlying funds may use derivatives in connection with their investment strategies. Derivatives, including futures, swaps and structured investments, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund and the underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or underlying funds do not have a claim on the reference assets and are subject to enhanced counterparty risk. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss.

Structured Note Risk. The Fund, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

NOVEMBER 1, 2016	25

JPMorgan Access Growth Fund (continued)

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Preferred Stock Risk. The Fund and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Fund and certain of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class L Shares (formerly, Institutional Class Shares) has varied from year to year for the past six calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Access Growth Composite Benchmark, a customized benchmark, the MSCI World Index (net of foreign withholding taxes) a broad-based securities market index, the Barclays U.S. Aggregate Index, a broad-based securities market index and the S&P 500 Index, also a broad-based securities market index. Since July 1, 2016, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (75%), Barclays Global Aggregate Index (15%), Barclays T-Bill 1-3 Month (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%).

26	JPMORGAN ACCESS FUNDS

From July 1, 2011 until April 1, 2013, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). From the inception date of September 30, 2009 to July 1, 2011, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganaccessfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	9.69%
Worst Quarter	3rd quarter, 2011	–15.33%

The Fund’s year-to-date total return through 9/30/16 was 4.30%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (Since 9/30/09)
CLASS L SHARES
Return Before Taxes	(1.73)%	3.78%	5.12%
Return After Taxes on Distributions	(2.90)	2.50	4.00
Return After Taxes on Distributions and Sale of Fund Shares	(0.34)	2.73	3.83
ACCESS GROWTH COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.87)	5.16	6.39
MSCI WORLD INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.87)	7.59	8.62
BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.55	3.25	3.67
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes	1.38	12.57	13.49

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may exceed the “Return Before Taxes” due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Jeffrey Gaffney	2015	Executive Director
Stephanie Sigler Gdula	2016	Vice President
Jesse Rosenblum	2016	Vice President
Jason Chen	2016	Vice President

NOVEMBER 1, 2016	27

JPMorgan Access Growth Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Class L Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28	JPMORGAN ACCESS FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Access Balanced Fund

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange-traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Fund’s adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 30%–75% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 25%–60% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–30% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund will gain exposure to commodity markets primarily by investing in the Access Balanced Fund CS Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The allocation range will typically be 0%-10% of the Fund’s total assets. The Subsidiary is advised by JPMIM and sub-advised by JPMPI. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked structured notes and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Subsidiary may use derivatives to obtain long exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management.

The Fund and the Subsidiary may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company, depositary receipt or other pooled investment vehicle that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

NOVEMBER 1, 2016	29

More About the Funds (continued)

Ordinarily, the Fund’s investment in a single ETF is limited to 5% of its total assets and in all ETFs to 10% of its total assets. The SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. The Fund intends to invest in ETFs that have received such exemptive orders and it may invest any amount of its total assets in a single ETF or in multiple ETFs.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

Access Growth Fund

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange-traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Fund’s adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 40%–90% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 5%–45% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–35% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund will gain exposure to commodity markets primarily by investing in the Access Growth Fund CS Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The allocation range will typically be 0%-10% of the Fund’s total assets. The Subsidiary is advised by JPMIM and sub-advised by JPMPI. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked structured notes and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of

30	JPMORGAN ACCESS FUNDS

commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Subsidiary may use derivatives to obtain long exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management.

The Fund and the Subsidiary may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company, depositary receipt or other pooled investment vehicle that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Ordinarily, the Fund’s investment in a single ETF is limited to 5% of its total assets and in all ETFs to 10% of its total assets. The SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. The Fund intends to invest in ETFs that have received such exemptive orders and it may invest any amount of its total assets in a single ETF or in multiple ETFs.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

JPMIM may hire additional sub-advisers to manage any of the asset classes described under each Fund’s “What are the Fund’s main investment strategies?” section in the “Risk/Return Summary”. When using sub-advisers to manage each Fund’s assets, the Adviser, subject to certain conditions and oversight by the Funds’ Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval. Each Fund will notify shareholders of changes to subadvisers. Please see “The Funds’ Investment Adviser and Sub-advisers” on page 26 for more details.

Each Fund may short sell securities.

The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because each Fund has claimed an exclusion from that definition.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE

An investment objective is fundamental if it cannot be

changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is

non-fundamental and may be changed without the consent of

a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you.

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. The other funds in which the Funds may invest are referred to in this prospectus as the “underlying funds.” More detailed descriptions of the main risks and additional risks of the Funds and the risks of the underlying funds are described below.

Please note that the Funds also may use strategies that are not described in this section, but which are described in the Statement of Additional Information.

Main Risks

Investments in Mutual Funds Risk. Each Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. A Fund’s net asset value will change with changes in the international equity and fixed income markets and the value of the mutual funds in which it invests. In addition, a Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Funds’ Adviser or its affiliates provide services to and receive fees from the J.P. Morgan Funds, investments by a Fund in J.P. Morgan Funds benefit the Adviser and/or its affiliates. In addition, a Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest because a situation could occur where an

NOVEMBER 1, 2016	31

More About the Funds (continued)

action for the Fund could be adverse to the interest of an underlying fund or vice versa. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

ETF Risk. The Funds and underlying funds may invest in shares of other investment companies, including ETFs. A Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Markets Risk. Because the Funds and certain of the underlying funds may invest in securities of foreign issuers denominated in non-U.S. currencies, an investment in a Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease a Fund’s yield on those securities.

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region or Latin America). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally. In addition to the general risks associated with foreign securities and emerging markets, investments in some countries and/or regions may be considered speculative and the underlying fund may be more vulnerable to a single political, social, economic or market event than a fund with broader investment authority.

Industry and Sector Focus Risk. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Currency Risk. The Funds and certain of the underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of that Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments dominated by that currency. Currency markets generally are not as regulated as securities markets.

Equity Securities Risk. The Funds and certain of the underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or

32	JPMORGAN ACCESS FUNDS

unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the underlying fund invests) may decline over short or extended periods of time. When the value of an underlying fund’s securities goes down, your investment in the underlying fund decreases in value.

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses the amount it paid, if any, for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. Fixed income securities are subject to interest rate risk and credit risk as well as the risks associated with the types of securities (e.g. mortgage-backed securities and other asset-backed securities risk and high yield securities risk). These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that an issuer or a counterparty will fail to make payments when due or default. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate making it difficult for the underlying fund to sell such investments. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. When the value of investments in a Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund or an underlying fund. Such defaults could result in losses to that Fund or underlying fund. In addition, the credit quality of securities held by a Fund or underlying fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund or underlying fund. Lower credit quality also may affect liquidity and make it difficult for a Fund or underlying fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. Some of the underlying funds may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of an underlying fund’s investments and an underlying fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Real Estate Securities Risk. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

NOVEMBER 1, 2016	33

More About the Funds (continued)

Commodity Risk. Certain underlying funds will have a significant portion of its assets concentrated in commodity-linked securities. Developments affecting commodities will have a disproportionate impact on such underlying funds. An underlying fund’s investment in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of a Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful.

Derivatives Risk. The underlying funds and the Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s or underlying fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund or underlying fund, and the cost of such strategies may reduce a Fund’s or underlying fund’s returns. Derivatives also expose a Fund and underlying fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund or underlying fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Certain of a Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s after-tax returns. In addition, a Fund may use derivatives for non-hedging purposes, which increases a Fund’s or underlying fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund or underlying fund may be more volatile than if the Fund or underlying fund had not been leveraged because leverage tends to exaggerate any effect on the value of the Fund’s or underlying fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Funds and the underlying funds are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund or an underlying fund to sell or otherwise close a derivatives position could expose a Fund or underlying fund to losses and could make derivatives more difficult for a Fund or underlying fund to value accurately.

A Fund’s or underlying fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund or underlying fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s or underlying fund’s after-tax returns.

In addition to the risks associated with derivatives in general, a Fund or underlying fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund or underlying fund and a swap counterparty enter as principals, a Fund or underlying fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. A Fund or underlying fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

34	JPMORGAN ACCESS FUNDS

Structured Note Risk. The Funds, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. A Fund also bears the risk that the issuer of the structured note will default. A Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Index Investing Risk. Underlying funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by the underlying fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the underlying fund were not fully invested in such securities.

Preferred Stock Risk. The Funds and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Funds and underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund or underlying fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

High Portfolio Turnover Risk. The Funds and underlying funds may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Subsidiary Risk. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by each Subsidiary are generally similar to those that are permitted to be held by that Fund and are subject to the same risks that apply to similar investments if held directly by that Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of each Subsidiary will be achieved. The Subsidiaries are not registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act. As described in “Tax Risk” below, the Funds have not received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. The Funds rely on the reasoning of private letter rulings from the IRS to other taxpayers with respect to its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (SAI) and could adversely affect a Fund.

Transactions Risk. A Fund or an underlying fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing

NOVEMBER 1, 2016	35

More About the Funds (continued)

new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s or an underlying fund’s transaction costs and impact a Fund’s or an underlying fund’s performance.

Additional Risks

Tax Risk. The Funds gain exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. Each Fund intends to gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for a Fund to qualify as a regulated investment company under Subchapter M of Internal Revenue Code, as amended (the Code), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. Each Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. The IRS has issued a revenue ruling which holds that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings to other taxpayers in which the IRS concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. While a Fund might apply for its own private letter ruling from the IRS confirming that income from the Fund’s investment in certain commodity-linked notes and income from the Fund’s investment in its Subsidiary will constitute qualifying income, there can be no assurance that the IRS will issue the ruling to the Fund or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The IRS currently has suspended issuing these types of private letter rulings pending further internal review. The tax treatment of commodity-linked notes, other commodity-linked derivatives and a Fund’s investments in its Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. A Fund’s investment in its Subsidiary and its use of commodity-linked notes involve specific risks. See “Subsidiary Risk” for further information regarding each Subsidiary, including the risks associated with investing in the Subsidiaries. See “Commodity Risk,” “Derivatives Risk” and “Structured Note Risk” for further information regarding commodity-linked notes, including the risks associated with these instruments.

Direct Investment Risk. Although a Fund mainly invests in other J.P. Morgan Funds, unaffiliated investment companies and ETFs, it may also invest directly in derivatives and securities as part of its strategic allocation strategy to increase or manage its exposure to particular markets or types of securities. There is no guarantee that the use of such investments will produce the intended result. In addition, derivatives and securities are subject to additional risks specific to their structure, sector or market as discussed above (e.g., derivatives are subject to derivatives risk; futures on foreign securities are subject to foreign investment and emerging market risks; debt securities are subject to credit risk). Depending on the type of security, the market value may move up and down, sometimes rapidly and unpredictably, causing a security to be worth less than the price originally paid for it. To the extent that a security decreases in value, the value of your investment in a Fund will be affected.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information

36	JPMORGAN ACCESS FUNDS

which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. In addition, the Funds may invest in cash and cash equivalents as a principal investment strategy. These investments may result in a lower yield than lower-quality or longer-term investments, and, in the case of Funds that are using such investments for temporary defensive purposes, prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. These investments may be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Expenses of Underlying Funds. The Funds will invest in Class R6 Shares of the underlying funds to the extent they are available. If an underlying fund does not offer Class R6 Shares, the Funds will invest in Class R5 Shares of the underlying funds. Many of the underlying funds do not offer Class R5 or Class R6 Shares; therefore, the Fund will invest in Class L Shares or Institutional Class Shares, if applicable and available. To the extent that an underlying fund does not offer Class R6, Class R5 or Class L Shares, the Fund will invest in Class I Shares, if available. The shares of the underlying funds in which the Access

Funds invest may impose a separate shareholder service fee.

To avoid charging a separate shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to each Access Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waivers and Expense Reimbursements” in the Annual Fund Operating Expenses table.

EXPENSE LIMITATION

The Funds’ adviser has agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C, Class I and Class L Shares (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) for each Fund exceed 1.55%, 2.05%, 1.30% and 1.15%, respectively, of their average daily net assets. This contract is in effect through 10/31/17, at which time the Service Providers will determine whether to renew or revise it.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Historical performance shown for Class C Shares prior to their inception on 01/04/10 is based on the performance of the Class A Shares of the applicable Fund, which invest in the same portfolio of securities. The actual returns of Class C Shares would have been lower than the returns shown because Class C Shares have higher expenses than Class A Shares.

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The Funds’ Management and Administration

Each Fund is a series of JPMorgan Trust I (JPMT I), a Delaware statutory trust. The Trust is governed by Trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser and Sub-advisers

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund, and J.P. Morgan Private Investments Inc. (JPMPI); Capital Guardian Trust Company (Capital); TimesSquare Capital Management, LLC (TimesSquare) and T. Rowe Price Associates, Inc. (T. Rowe Price) are the investment sub-advisers. JPMPI, Capital, TimesSquare and T. Rowe Price are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of each Fund among JPMPI, Capital, TimesSquare and T. Rowe Price will be determined by JPMIM, subject to the review of the J.P. Morgan Funds’ Board of Trustees. JPMIM, not the Fund, will pay the sub-advisers for their services.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMPI is a wholly-owned subsidiary of JPMorgan Chase. JPMIM is located at 270 Park Avenue, New York, NY 10017; JPMPI is located at 270 Park Avenue, New York, NY 10017; Capital is located at 333 South Hope Street, Los Angeles, CA 90071; TimesSquare is located at 7 Times Square, 42nd Floor, New York, NY 10036 and T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

JPMIM may serve as the “manager of managers” for the Funds and will have responsibility for monitoring and coordinating the overall management of the Funds. In this capacity, JPMIM: (i) evaluates, selects, and recommends to the Trustees affiliated and unaffiliated sub-advisers needed to manage all or part of the assets of the Funds; (ii) reviews the Funds’ portfolio holdings and monitors concentration in a particular security or industry; (iii) monitors and evaluates the sub-advisers’ investment programs and results as well as the performance of sub-advisers relative to the applicable benchmark indexes; and (iv) reviews the Funds’ compliance with their investment objectives, strategies, policies and restrictions.

JPMIM may also directly manage certain portions of the Funds. The sub-adviser(s), and JPMIM to the extent it directly manages certain portions of the Funds, are responsible for deciding which securities to purchase and sell for their respective portions of the Funds and for placing orders for each Fund’s transactions.

JPMIM has obtained an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, (the Exemptive Order), pursuant to which JPMIM is permitted, subject to supervision and approval of the Trust’s Trustees, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without such agreements being approved by the shareholders of each Fund. JPMIM may not enter into any sub-advisory agreement with an affiliated sub-advisor without such agreement being approved by shareholders of each Fund.

Accordingly, each Fund and JPMIM may hire, terminate, or replace unaffiliated sub-advisers without shareholder approval (except as noted above), including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

Shareholders will be notified of any changes in sub-advisers. Shareholders of each Fund have the right to terminate a sub-advisory agreement for each Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The Exemptive Order also permits each Fund to disclose to shareholders the management fees only in the aggregate.

During the most recent fiscal period ended 6/30/16, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Access Balanced Fund	0.35%
Access Growth Fund	0.41

A discussion of the basis the J.P. Morgan Funds’ Board of Trustees of the Trust used in reapproving the investment advisory and sub-advisory agreements for each Fund is available in the semi-annual report for the most recent fiscal period ended December 31.

38	JPMORGAN ACCESS FUNDS

The Portfolio Managers

The senior portfolio management team consists of Jeffrey Gaffney, Executive Director, Stephanie Sigler Gdula, Vice President, Jesse Rosenblum, Vice President and Jason Chen, Vice President.

The portfolio managers are responsible for the day-to-day management of the Funds and determine the underlying investment strategies used for each of the Funds. The Global and the U.S. Investment Committees are responsible for the asset allocation and portfolio construction of the Funds.

Mr. Gaffney is an Executive Director and the Head of the U.S. Portfolio Construction Team for J.P. Morgan Private Bank. He joined J.P. Morgan in 2008 and has been a contributing member of the Portfolio Construction Team since 2010. Mr. Gaffney earned a Bachelor of Science in Engineering from Princeton University in Operations Research and Financial Engineering, and a Master of Business Administration from Yale University with an emphasis in Finance.

Mrs. Sigler Gdula is a Portfolio Manager at J.P. Morgan Private Bank. She joined J.P. Morgan in 2013 and has been a contributing member of the Private Bank Chief Investment Officer team since 2014. Stephanie began her career with Morgan Stanley as a member of the Chief Operating Officer team, first in Asset Management and subsequently in Institutional Fixed Income Sales. Mrs. Sigler Gdula holds a Bachelor’s Degree in International Relations from the University of Pennsylvania.

Mr. Rosenblum is a Portfolio Manager at J.P. Morgan Private Bank. In addition to the JPMorgan Access Funds, he serves as a Portfolio Manager for the J.P. Morgan Core Advisory Portfolio and the Chase Strategic Portfolio, which are discretionary asset allocations programs. Previously, Mr. Rosenblum partnered with the Private Bank Chief Investment Officer to drive global strategic initiatives across investment strategy, portfolio construction and analytics. Prior to that role, Mr. Rosenblum served as a Junior Portfolio Manager for the JPMorgan Access Funds from 2011 to 2015. He joined J.P. Morgan in 2007. Mr. Rosenblum holds both a Bachelor’s and a Master’s Degree in Finance from the University of Florida.

Mr. Chen is a Portfolio Manager at J.P. Morgan Private Bank. In addition to the JPMorgan Access Funds, he serves as a Portfolio Manager for the J.P. Morgan Core Advisory Portfolio and the Chase Strategic Portfolio, which are discretionary asset allocations programs. Previously, Mr. Chen was an Investment Associate, responsible for the management of multi-asset portfolios and the analysis, research and evaluation of investment opportunities across global equities, global fixed income, foreign exchange, hedge funds and commodities. Prior to managing multi-asset portfolios, Mr. Chen worked at J.P. Morgan Asset Management, focusing on Fixed Income. He joined J.P. Morgan in 2010. Mr. Chen holds a Bachelor’s Degree in Economics from Temple University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

The Funds’ Administrator

JPMIM (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class C and Class I Shares of each Fund. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.10% of the average daily net assets of the Class L Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder service fees, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency

NOVEMBER 1, 2016	39

The Funds’ Management and Administration (continued)

or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

Unaffiliated underlying funds’ service providers may, at their own expense and out of their own legitimate profits, make payments to the Funds’ sub-adviser, JPMPI and/or its affiliates, in connection with the Funds’ investments in such unaffiliated underlying funds. Such payments will not represent an additional expense to a Fund or to its shareholders, but may provide JPMPI and its affiliates with an incentive to favor investments in those unaffiliated underlying funds over other investment options available. Furthermore, JPMDS will waive shareholder service fees with respect to a Fund in an amount equal to the corresponding fees received by JPMDS from unaffiliated underlying funds.

The Funds’ Wholly-Owned Subsidiaries

Each Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors.

Each Fund is the sole shareholder of its Subsidiary, and it is currently expected that shares of a Subsidiary will not be sold or offered to other investors. A Subsidiary will be managed pursuant to compliance policies and procedures that are the same in all material respects as the policies and procedures adopted by each Fund. As a result, in managing a Subsidiary’s portfolio, JPMIM and JPMPI are subject to the same investment policies and restrictions that apply to the management of a Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of the valuation of a Subsidiary’s portfolio investments and shares of a Subsidiary.

These policies and restrictions are described in detail in the Funds’ SAI. The Funds’ Chief Compliance Officer oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the J.P. Morgan Funds’ Board of Trustees regarding each Subsidiary’s compliance with its policies and procedures. Each Subsidiary has entered into separate contracts with JPMIM and its affiliates to provide investment advisory and other services to the Subsidiary. JPMIM has entered into a contract with JPMPI to serve as sub-adviser to each Subsidiary. JPMIM has agreed to waive the advisory fee that it receives from each Fund in an amount equal to the advisory fee paid to JPMIM by each Subsidiary. This waiver will continue in effect so long as the Fund invests in a Subsidiary and may not be terminated without approval by the J.P. Morgan Fund’s Board of Trustees. Each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services. Consolidated results of the Funds and their Subsidiaries will be included in the Funds’ annual reports and semi-annual reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus.

40	JPMORGAN ACCESS FUNDS

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

NOVEMBER 1, 2016	41

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I	Class L
Eligibility[1,2] (refer to Additional Information Regarding Eligibility Section for more details)	Limited to Qualified Investors	Limited to Qualified Investors	Limited to Qualified Investors	Limited to Qualified Investors
Minimum Investment[1,3,4]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[5]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[5]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds[6] or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan.[5]

$3,000,000 — An investor can combine purchases of Class L Shares of other J.P. Morgan Funds in order to meet the minimum.
Minimum Subsequent Investments[1]	$50[7]	$50[7]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No minimum
Systematic Investment Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 4.50% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None	None

42	JPMORGAN ACCESS FUNDS

	Class A	Class C	Class I	Class L
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	On purchases of $1 million or more: • 1.00% on redemptions made within 18 months after purchase. Waived under certain circumstances.	• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.10% of the average daily net assets.
Redemption Fee	None	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class L Shares have the lowest fee structure of the shares offered in this prospectus.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.	Limited availability and higher minimum initial investment than Class A, Class C and Class I Shares. Not all Funds have Class L Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]

Effective 4/3/17, new Group Retirement Plans (please see the Glossary for definition) are not eligible to purchase Class A, Class C or Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of the Fund available to participants on or before 4/3/17, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts.

[3]

Investment minimums may be waived for certain types of Group Retirement Plans, as well as for certain fee-based programs. The J.P. Morgan Funds reserve the right to waive any initial or subsequent investment minimum.

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[5]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per Fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[6]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[7]	Minimum subsequent investment amount for Systematic Investment Plans established before 3/1/15 is $25.

NOVEMBER 1, 2016	43

Investing with J.P. Morgan Funds (continued)

Additional Information Regarding Eligibility

Only Qualified Investors may purchase shares. For the purposes of the Funds, Qualified Investors are trusts, fiduciary accounts, investment management and other investment clients of JPMorgan Chase Bank and its affiliates and self-directed clients of J.P. Morgan Securities Inc. (each, a Financial Intermediary). Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also purchase shares directly from the Funds.

Current shareholders of the Funds that are no longer Qualified Investors may also purchase additional shares of the applicable Fund directly from the Fund or through financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/ or shareholder servicing agent.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganaccessfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of each Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

44	JPMORGAN ACCESS FUNDS

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	4.50	4.71	4.05	0.00
$100,000- $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-18 months — 1.00%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months —1.00%

Class I Shares and Class L Shares

There is no sales charge, commission or CDSC associated with Class I Shares or Class L Shares.

NOVEMBER 1, 2016	45

Investing with J.P. Morgan Funds (continued)

Reducing Your Class A Sales Charges

Each Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the J.P. Morgan Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Class I and Class L Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

46	JPMORGAN ACCESS FUNDS

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix A. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

NOVEMBER 1, 2016	47

Investing with J.P. Morgan Funds (continued)

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

8.	Purchased in an account where the Distributor is the broker of record as of 4/10/17.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please see “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Funds will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

48	JPMORGAN ACCESS FUNDS

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Sold as a return of excess contributions from an IRA Account.

8.	Sold to pay JPMDS or a Financial Intermediary account-related fees (only if the transaction is initiated by JPMDS or the Financial Intermediary).

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at new asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Class of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A Shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

NOVEMBER 1, 2016	49

Investing with J.P. Morgan Funds (continued)

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None
Class L	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

As of April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services are made by the Distributor as shareholder servicing agent, from the shareholder service fee (to be known as the “service fee”). From time to time, JPMIM or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Shareholder Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following (based on the average daily net assets of each class of a Fund).

Class	Shareholder Service Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%
Class L	0.10%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

Class C Shares Conversion Feature

Class C Shares held in an account where the Distributor is the broker of record on 4/21/17 will convert to Class A Shares on or about 4/21/17. If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after 4/21/17, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer. Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

50	JPMORGAN ACCESS FUNDS

PURCHASING FUND SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganaccessfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.
All checks must be made payable to one of the following: • J.P. Morgan Funds; or • The specific Fund in which you are investing. Please include your existing account number, if applicable.

NOVEMBER 1, 2016	51

Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE DIRECTLY WITH J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account
All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

52	JPMORGAN ACCESS FUNDS

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganaccessfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of a Fund may be exchanged for:

• Class A Shares of another J.P. Morgan Fund,

• Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

• Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of any Fund may also be exchanged for:

• Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

• Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of a Fund may be exchanged for:

• Class I Shares of another J.P. Morgan Fund, or

• Another share class of the same Fund if you are eligible to purchase that class.

Class L Shares of a Fund may be exchanged for:

• Class L Shares of another non-money market J.P. Morgan Fund, or

• Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

NOVEMBER 1, 2016	53

Investing with J.P. Morgan Funds (continued)

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganaccessfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

54	JPMORGAN ACCESS FUNDS

HOW TO REDEEM
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the J.P. Morgan Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

NOVEMBER 1, 2016	55

Investing with J.P. Morgan Funds (continued)

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in the shares issued by the underlying funds and other readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

56	JPMORGAN ACCESS FUNDS

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products; and

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution;

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts;

•	Retirement plan contributions, loans, distributions, and hardship withdrawals;

NOVEMBER 1, 2016	57

Investing with J.P. Morgan Funds (continued)

•	IRA re-characterizations and conversions; and

•	IRA purchases of shares by asset transfer or direct rollover.

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

58	JPMORGAN ACCESS FUNDS

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund generally declares dividends and distributions on a quarterly basis. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s

NOVEMBER 1, 2016	59

Investing with J.P. Morgan Funds (continued)

income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

It is anticipated that for federal income tax purposes, income and capital gain earned by a Subsidiary and distributed to a Fund and its shareholders will be considered a distribution of net investment income generally taxable as ordinary income. Net losses earned by a Subsidiary may not be netted with income or capital gain earned within a Fund and may not be carried forward for use in future years.

With respect to taxable shareholders, if you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in commodities and other non-securities assets (such as real estate), including through ETFs treated as grantor trusts and derivatives, may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code, and it is possible that such investments could cause a Fund to fail to qualify for favorable tax treatment under the Code. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits would generally be taxable to shareholders as ordinary income.

A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions. If at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies (as is expected to be the case for each Fund), that Fund may elect to “pass through” to its shareholders the amount of foreign taxes deemed paid by that Fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes deemed paid by that Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amounts in computing taxable income or use such amounts (subject to various limitations) as a foreign tax credit against federal income tax (but not both). Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, REIT securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund and, therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investments in Other Funds” in the Statement of Additional Information.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

60	JPMORGAN ACCESS FUNDS

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganaccessfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganaccessfunds.com and sign up for electronic delivery.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

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Investing with J.P. Morgan Funds (continued)

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganaccessfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

Each Fund will make available, upon request, the uncertified portfolio holdings, allocations to each JPMPI sub-portfolio, and allocations to each unaffiliated sub-adviser and the percentage that each represents of the respective Fund’s portfolio as of the most recent month end no sooner than two calendar days after month end. In addition to providing hard copies upon request, the Funds may also post it on the Access Funds’ website at www.jpmorganaccessfunds.com.

In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

62	JPMORGAN ACCESS FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group emploer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Account, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

NOVEMBER 1, 2016	63

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below. This is because the Total Annual Operating Expenses include “Acquired Fund Fees and Expenses,” which are expenses incurred indirectly by a Fund through its ownership of shares of other investment companies. Acquired Fund Fees and Expenses are not direct costs of a Fund, are not used to calculate a Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the financial highlights. The impact of Acquired Fund Fees and Expenses is included in the total returns of each Fund, including those shown in the financial highlights.

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Balanced Fund
Class A
Year Ended June 30, 2016	$16.33	$0.19	$(0.63)	$(0.44)	$(0.28)	$(0.47)	$(0.75)
Year Ended June 30, 2015	17.49	0.11	(0.24)	(0.13)	(0.16)	(0.87)	(1.03)
Year Ended June 30, 2014	16.37	0.15	1.79	1.94	(0.18)	(0.64)	(0.82)
Year Ended June 30, 2013	15.28	0.15	1.10	1.25	(0.16)	—	(0.16)
Year Ended June 30, 2012	16.55	0.17	(0.79)	(0.62)	(0.17)	(0.48)	(0.65)

Class C
Year Ended June 30, 2016	16.25	0.09	(0.61)	(0.52)	(0.19)	(0.47)	(0.66)
Year Ended June 30, 2015	17.43	0.02	(0.24)	(0.22)	(0.09)	(0.87)	(0.96)
Year Ended June 30, 2014	16.33	0.06	1.79	1.85	(0.11)	(0.64)	(0.75)
Year Ended June 30, 2013	15.24	0.07	1.10	1.17	(0.08)	—	(0.08)
Year Ended June 30, 2012	16.53	0.10	(0.79)	(0.69)	(0.12)	(0.48)	(0.60)

Class L*
Year Ended June 30, 2016	16.34	0.24	(0.62)	(0.38)	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2015	17.50	0.18	(0.25)	(0.07)	(0.22)	(0.87)	(1.09)
Year Ended June 30, 2014	16.38	0.28	1.74	2.02	(0.26)	(0.64)	(0.90)
Year Ended June 30, 2013	15.29	0.24	1.08	1.32	(0.23)	—	(0.23)
Year Ended June 30, 2012	16.57	0.24	(0.80)	(0.56)	(0.24)	(0.48)	(0.72)

Class I**
Year Ended June 30, 2016	16.35	0.22	(0.62)	(0.40)	(0.32)	(0.47)	(0.79)
Year Ended June 30, 2015	17.51	0.16	(0.25)	(0.09)	(0.20)	(0.87)	(1.07)
Year Ended June 30, 2014	16.38	0.16	1.83	1.99	(0.22)	(0.64)	(0.86)
Year Ended June 30, 2013	15.29	0.20	1.09	1.29	(0.20)	—	(0.20)
Year Ended June 30, 2012	16.57	0.22	(0.80)	(0.58)	(0.22)	(0.48)	(0.70)
(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
*	Formerly, Institutional Class Shares.
**	Formerly, Select Class Shares.

64	JPMORGAN ACCESS FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (f)

$15.14	(2.62)%	$1,978,218	1.02%	1.22%	1.50%	29%
16.33	(0.58)	1,940,818	1.12	0.66	1.61	57
17.49	12.08	3,118,118	1.13	0.87	1.66	91
16.37	8.18	4,030,225	1.34	0.93	1.63	85
15.28	(3.58)	5,884,382	1.35	1.11	1.63	83

15.07	(3.09)	5,187,943	1.50	0.62	1.98	29
16.25	(1.09)	6,922,123	1.62	0.15	2.11	57
17.43	11.49	11,716,644	1.63	0.34	2.16	91
16.33	7.68	18,681,629	1.84	0.46	2.13	85
15.24	(4.06)	21,614,703	1.85	0.66	2.13	83

15.15	(2.21)	500,206,132	0.57	1.55	1.05	29
16.34	(0.20)	699,091,716	0.70	1.08	1.19	57
17.50	12.55	816,858,215	0.73	1.62	1.25	91
16.38	8.64	123,542,100	0.90	1.48	1.23	85
15.29	(3.20)	49,093,956	0.95	1.54	1.23	83

15.16	(2.36)	247,656,863	0.72	1.40	1.20	29
16.35	(0.35)	344,160,437	0.85	0.93	1.34	57
17.51	12.38	444,024,857	0.88	0.95	1.41	91
16.38	8.47	972,485,038	1.09	1.22	1.38	85
15.29	(3.35)	998,864,285	1.10	1.41	1.38	83

NOVEMBER 1, 2016	65

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Growth Fund
Class A
Year Ended June 30, 2016	$17.22	$0.12	$(0.83)	$(0.71)	$(0.21)	$(0.46)	$(0.67)
Year Ended June 30, 2015	18.67	0.07	(0.27)	(0.20)	(0.13)	(1.12)	(1.25)
Year Ended June 30, 2014	17.00	0.09	2.49	2.58	(0.15)	(0.76)	(0.91)
Year Ended June 30, 2013	15.36	0.11	1.64	1.75	(0.11)	—	(0.11)
Year Ended June 30, 2012	17.14	0.14	(1.19)	(1.05)	(0.14)	(0.59)	(0.73)

Class C
Year Ended June 30, 2016	17.04	0.04	(0.83)	(0.79)	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2015	18.52	(0.02)	(0.26)	(0.28)	(0.08)	(1.12)	(1.20)
Year Ended June 30, 2014	16.89	(0.01)	2.47	2.46	(0.07)	(0.76)	(0.83)
Year Ended June 30, 2013	15.29	0.03	1.62	1.65	(0.05)	—	(0.05)
Year Ended June 30, 2012	17.09	0.07	(1.18)	(1.11)	(0.10)	(0.59)	(0.69)

Class L*
Year Ended June 30, 2016	17.27	0.20	(0.86)	(0.66)	(0.28)	(0.46)	(0.74)
Year Ended June 30, 2015	18.69	0.15	(0.27)	(0.12)	(0.18)	(1.12)	(1.30)
Year Ended June 30, 2014	17.02	0.22	2.43	2.65	(0.22)	(0.76)	(0.98)
Year Ended June 30, 2013	15.38	0.21	1.60	1.81	(0.17)	—	(0.17)
Year Ended June 30, 2012	17.16	0.21	(1.19)	(0.98)	(0.21)	(0.59)	(0.80)

Class I**
Year Ended June 30, 2016	17.27	0.17	(0.86)	(0.69)	(0.25)	(0.46)	(0.71)
Year Ended June 30, 2015	18.69	0.12	(0.26)	(0.14)	(0.16)	(1.12)	(1.28)
Year Ended June 30, 2014	17.02	0.11	2.50	2.61	(0.18)	(0.76)	(0.94)
Year Ended June 30, 2013	15.38	0.16	1.63	1.79	(0.15)	—	(0.15)
Year Ended June 30, 2012	17.16	0.19	(1.20)	(1.01)	(0.18)	(0.59)	(0.77)
(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
*	Formerly, Institutional Class Shares.
**	Formerly, Select Class Shares.

66	JPMORGAN ACCESS FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (f)

$15.84	(4.07)%	$3,006,756	1.05%	0.74%	1.48%	30%
17.22	(0.86)	6,468,814	1.16	0.42	1.62	67
18.67	15.45	13,138,908	1.17	0.50	1.66	104
17.00	11.39	11,492,665	1.37	0.69	1.64	85
15.36	(5.94)	12,486,295	1.36	0.92	1.64	82

15.65	(4.60)	4,474,251	1.55	0.25	1.98	30
17.04	(1.28)	7,483,257	1.66	(0.12)	2.13	67
18.52	14.84	15,399,069	1.67	(0.06)	2.16	104
16.89	10.80	20,318,160	1.88	0.16	2.14	85
15.29	(6.33)	28,728,184	1.86	0.43	2.14	82

15.87	(3.75)	352,351,886	0.63	1.21	1.06	30
17.27	(0.41)	480,555,232	0.75	0.82	1.21	67
18.69	15.89	542,687,646	0.77	1.23	1.26	104
17.02	11.83	88,098,695	0.93	1.25	1.24	85
15.38	(5.53)	29,951,431	0.95	1.37	1.24	82

15.87	(3.90)	313,659,670	0.78	1.06	1.21	30
17.27	(0.52)	416,947,169	0.90	0.67	1.36	67
18.69	15.68	548,955,778	0.92	0.59	1.41	104
17.02	11.66	774,870,186	1.12	0.96	1.39	85
15.38	(5.68)	750,199,631	1.10	1.20	1.39	82

NOVEMBER 1, 2016	67

Appendix A – Financial Intermediary-Specific Sales Charge Waivers

WAIVERS APPLICABLE TO PURCHASE THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify Merrill Lynch at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. With regard to these waivers and discounts, Merrill Lynch is responsible for the implementation on the Merrill Lynch platform or accounts.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Exchanges as described in this prospectus.

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members as defined by Merrill Lynch.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same retail brokerage account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Merrill Lynch Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through Merrill Lynch Rights of Reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only). Merrill Lynch will pay the Distributor a prorated portion of the applicable CDSC the Distributor would have received when the exchange occurs. The Distributor will receive the amount of the CDSC minus the amount of Rule 12b-1 fees that it has already received during the holding period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent (as described in this prospectus)

Breakpoints.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL

Effective April 10, 2017, shareholders purchasing Fund shares through LPL Financial’s Mutual Fund Only Platform will be eligible only for the following front-end sales charge waivers for Class A Shares, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Sales charges will be waived for Class A Shares bought by clients of LPL Financial who are accessing the J.P. Morgan Funds through LPL Financial’s mutual fund only platform.

With regard to this waiver, LPL Financial is responsible for the implementation on its platform.

68	JPMORGAN ACCESS FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganaccessfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

©JPMorgan Chase & Co. 2017. All rights reserved. April 2017. PR-ACCESSACSI-1116-2

Prospectus

J.P. Morgan Specialty Funds

Class A, Class C, Class I* & Class L** Shares

March 1, 2017, as supplemented April 10, 2017

JPMorgan Research Market Neutral Fund

Class/Ticker: A/JMNAX; C/JMNCX; I/JMNSX; L/JPMNX

*	Formerly, Select Class Shares.

**	Formerly, Institutional Class Shares. Closed to new investors.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Research Market Neutral Fund

Class/Ticker:

A/JMNAX; C/JMNCX; I*/JMNSX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 20 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	2.54	2.52	2.51
Dividend Expenses on Short Sales	2.11	2.11	2.11
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.18	0.16	0.15
Acquired Fund Fees and Expenses	0.03	0.03	0.03

Total Annual Fund Operating Expenses	3.62	4.10	3.34
Fee Waivers and Expense Reimbursements[2]	(0.26)	(0.24)	(0.24)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	3.36	3.86	3.10

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75%, and 0.99% of the average daily net assets of Class A, Class C, and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2017	1

JPMorgan Research Market Neutral Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	846	1,553	2,279	4,185
CLASS C SHARES ($)	488	1,225	2,077	4,275
CLASS I SHARES ($)	313	1,005	1,720	3,615

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	846	1,553	2,279	4,185
CLASS C SHARES ($)	388	1,225	2,077	4,275
CLASS I SHARES ($)	313	1,005	1,720	3,615

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 298% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements. As of the last reconstitution of the Russell 1000 Index on June 24, 2016, the companies in the index included companies with market capitalizations ranging from $1.5 billion to $504.1 billion. As of the last reconstitution of the S&P 500 Index on September 30, 2016, the companies in the index included companies with market capitalizations of $1.1 billion to $609.2 billion.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund the adviser employs a three-step process that combines research, valuation and stock selection.

The research findings allow the adviser to rank the companies according to what it believes to be their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	temporary mispricings caused by market overreactions

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

2	J.P. MORGAN SPECIALTY FUNDS

Strategy Risk. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The performance of Class C Shares prior to their inception is based

MARCH 1, 2017	3

JPMorgan Research Market Neutral Fund (continued)

on Class B Shares (all of which converted to Class A Shares on 6/19/15). The actual returns of the Class C Shares would have been similar to those shown because Class B Shares had similar expenses to Class C Shares. The performance of the Class I Shares (formerly named Select Class Shares) is based on the performance of Class L Shares prior to their inception. The actual returns of the Class I Shares would have been lower than the returns shown because Class I Shares have higher expenses than Class L Shares. The table compares that performance to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index, an average based on the total returns of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	1st quarter, 2009	4.54%
Worst Quarter	4th quarter, 2011	–3.39%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(7.53)%	(0.69)%	0.27%
Return After Taxes on Distributions	(7.53)	(0.82)	0.05
Return After Taxes on Distributions and Sale of Fund Shares	(4.26)	(0.52)	0.19
CLASS C SHARES
Return Before Taxes	(3.97)	(0.13)	0.30
CLASS I SHARES
Return Before Taxes	(2.17)	0.63	1.13
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.33	0.12	0.80
LIPPER ALTERNATIVE EQUITY MARKET NEUTRAL FUNDS INDEX
(Reflects No Deduction for Taxes)	4.28	1.50	1.63

After-tax returns are shown for only the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Raffaele Zingone	2014	Managing Director
Steven G. Lee	2014	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

4	J.P. MORGAN SPECIALTY FUNDS

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2017	5

JPMorgan Research Market Neutral Fund

Class/Ticker: L*/JPMNX

*	Until December 1, 2016, the Class L Shares were named Institutional Class Shares. Currently, Class L Shares of the Fund are publicly offered only on a limited basis. (See “Investing with J.P. Morgan Funds — LIMITED OFFERING OF THE CLASS L SHARES” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class L
Management Fees	0.80%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	2.35
Dividend Expenses on Short Sales	2.11
Shareholder Service Fees	0.10
Remainder of Other Expenses[1]	0.14
Acquired Fund Fees and Expenses	0.03

Total Annual Fund Operating Expenses	3.18
Fee Waivers and Expense Reimbursements[2]	(0.22)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	2.96

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% of the average daily net assets of Class L Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS L SHARES ($)	299	960	1,645	3,470

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 298% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements. As of the last reconstitution of the Russell 1000 Index on June 24, 2016, the companies in the index included companies with market capitalizations ranging from $1.5 billion to $504.1 billion. As of the last reconstitution of the S&P 500 Index on September 30, 2016, the companies in the index included companies with market capitalizations of $1.1 billion to $609.2 billion.

6	J.P. MORGAN SPECIALTY FUNDS

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund the adviser employs a three-step process that combines research, valuation and stock selection.

The research findings allow the adviser to rank the companies according to what it believes to be their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	temporary mispricings caused by market overreactions

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Strategy Risk. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

MARCH 1, 2017	7

JPMorgan Research Market Neutral Fund (continued)

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Class L Shares (formerly, Institutional Class Shares) has varied from year to year over the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index, an average based on the total returns of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2009	4.68%
Worst Quarter	1st quarter, 2016	–3.28%

8	J.P. MORGAN SPECIALTY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS L SHARES
Return Before Taxes	(2.07)%	0.84%	1.29%
Return After Taxes on Distributions	(2.07)	0.73	1.07
Return After Taxes on Distributions and Sale of Fund Shares	(1.17)	0.65	0.98
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.33	0.12	0.80
LIPPER ALTERNATIVE EQUITY MARKET NEUTRAL FUNDS INDEX
(Reflects No Deduction for Taxes)	4.28	1.50	1.63

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Raffaele Zingone	2014	Managing Director
Steven G. Lee	2014	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

Class L Shares of the Fund are no longer generally available to new purchasers. Existing Class L shareholders can still pur-

chase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group employer benefit plans, certain discretionary fee-based advisory programs, college savings plans and other J.P. Morgan Funds can continue to purchase shares as described in “Investing with J.P. Morgan Funds — LIMITED OFFERING OF THE CLASS L SHARES” in the prospectus.

For Class L Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2017	9

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements. As of the last reconstitution of the Russell 1000 Index on June 24, 2016, the companies in the index included companies with market capitalizations ranging from $1.5 billion to $504.1 billion. As of the last reconstitution of the S&P 500 Index on September 30, 2016, the companies in the index included companies with market capitalizations of $1.1 billion to $609.2 billion.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to more effectively gain targeted equity exposure from its cash positions.

The Fund’s securities may include:

•	common stock

•	derivatives, including futures

The investment strategies for the Fund may also include:

•	other investment companies

•	exchange-traded funds (ETFs)

•	affiliated money market funds

•	derivatives, including options and swaps

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets. The Securities and Exchange Commission has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations, subject to certain conditions. If a Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Investment Process: In managing the Fund the adviser employs a three-step process that combines research, valuation and stock selection.

The research findings allow the adviser to rank the companies according to what it believes to be their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general,

10	J.P. MORGAN SPECIALTY FUNDS

the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	temporary mispricings caused by market overreactions

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Fund is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

Main Risks

Strategy Risk. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more

MARCH 1, 2017	11

More About the Fund (continued)

likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Additional Risks

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and

12	J.P. MORGAN SPECIALTY FUNDS

the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs and closed-end investment companies may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary” and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategy. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

MARCH 1, 2017	13

More About the Fund (continued)

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Historical performance shown for Class C Shares prior to their inception on 11/2/09 is based on the performance of the

Class B Shares of the Fund (which were converted to Class A Shares on 6/19/15), which invest in the same portfolio of securities and have similar expenses, except for the differences in the deferred sales charges of the classes. The actual returns of the Class C Shares for this period would have been similar to the returns shown because Class C Shares have similar expenses to Class B Shares. The performance of the Fund’s Class I Shares (formerly named Select Class Shares) prior to their inception on 11/2/09 is based on the performance of the Class L Shares (formerly named Institutional Class Shares) of the Fund, which invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of the Class I Shares would have been lower than the returns shown because Class I Shares have higher expenses than Class L Shares.

14	J.P. MORGAN SPECIALTY FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal year ended 10/31/16, the adviser was paid management fees (net of waivers) of 0.67% as a percentage of average daily net assets.

A discussion of the basis the J.P. Morgan Funds’ Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

The portfolio management team is led by Raffaele Zingone, Managing Director of JPMIM and a CFA charterholder, and Steven G. Lee, Managing Director of JPMIM. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991. Mr. Lee has been a portfolio manager since 2013 and prior to that time he was a research analyst in the U.S. Equity Research Group. Mr. Lee has been an employee of JPMIM since 2004.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Class I Shares and up to 0.10% of the average daily net assets of the Class L Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder service fees, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing

MARCH 1, 2017	15

The Fund’s Management and Administration (continued)

support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

16	J.P. MORGAN SPECIALTY FUNDS

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

MARCH 1, 2017	17

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I	Class L
Eligibility[1,2]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

• Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

• Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

• Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.[3]

Limited to certain investors, including:[8]

• Purchases directly from the Fund through the Distributor by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirements; and

• Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers.

Minimum Investment[1,4,5]	$1,000 for the Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]	$1,000 for the Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds[3] or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan.[6]

$3,000,000 — An investor can combine purchases of Class L Shares of other J.P. Morgan Funds in order to meet the minimum.

18	J.P. MORGAN SPECIALTY FUNDS

	Class A	Class C	Class I	Class L
Minimum Subsequent Investments[1]	$50[7]	$50[7]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No minimum
Systematic Investment Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

• 1.00% on redemptions made within 12 months after purchase.

• 0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.10% of the average daily net assets.
Redemption Fee	None	None	None	None

MARCH 1, 2017	19

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I	Class L
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class L Shares have the lowest fee structure of the shares offered in this prospectus.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.	Limited availability and higher minimum initial investment than Class A, Class C and Class I Shares. Not all Funds have Class L Shares.

[1]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[2]

Effective 4/3/17, new Group Retirement Plans (please see the Glossary for definition) are not eligible to purchase Class A, Class C or Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of the Fund available to participants on or before 4/3/17, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts.

[3]

May also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[4]

Investment minimums may be waived for certain types of Group Retirement Plans, as well as for certain fee-based programs. The J.P. Morgan Funds reserve the right to waive any initial or subsequent investment minimum.

[5]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[6]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[7]	Minimum subsequent investment amount for Systematic Purchase Plans established before 3/1/15 is $25.
[8]	The Class L Shares are publicly offered on a limited basis. Please see “Limited Offering of the Class L Shares” for more information.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Fund. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

20	J.P. MORGAN SPECIALTY FUNDS

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finder’s fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000 to $99,999	4.50	4.71	4.05	0.00
$100,000 to $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3],4
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months — 1.00%

Class I Shares and Class L Shares

There is no sales charge, commission or CDSC associated with Class I Shares or Class L Shares.

MARCH 1, 2017	21

Investing with J.P. Morgan Funds (continued)

Reducing Your Class A Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund or your Financial Intermediary, and you must inform your Financial Intermediary or J.P. Morgan Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Fund or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Class I and Class L Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or J.P. Morgan Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

22	J.P. MORGAN SPECIALTY FUNDS

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY 529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix A. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified

MARCH 1, 2017	23

Investing with J.P. Morgan Funds (continued)

deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

8.	Purchased in an account where the Distributor is the broker of record as of 4/10/17.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please see “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.

Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as

24	J.P. MORGAN SPECIALTY FUNDS

defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Sold as a return of excess contributions from an IRA Account.

8.	Sold to pay JPMDS or a Financial Intermediary account related fees (only if the transaction is initiated by JPMDS or the Financial Intermediary).

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at NAV during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Shares of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A Shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

MARCH 1, 2017	25

Investing with J.P. Morgan Funds (continued)

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None
Class L	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

As of April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services are made by the Distributor as shareholder servicing agent, from the shareholder service fee (to be known as the “service fee”). From time to time, JPMIM or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Shareholder Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of the Fund).

Class	Shareholder Service Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%
Class L	0.10%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

Class C Shares Conversion Feature

Class C Shares held in an account where the Distributor is the broker of record on 4/21/17 will convert to Class A Shares on or about 4/21/17. If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after 4/21/17, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer. Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

26	J.P. MORGAN SPECIALTY FUNDS

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of the Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

MARCH 1, 2017	27

Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•  J.P. Morgan Funds; or

•  The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The J.P. Morgan Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to

28	J.P. MORGAN SPECIALTY FUNDS

protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of the Fund may be exchanged for:

• Class A Shares of another J.P. Morgan Fund,

• Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

• Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of the Fund may be exchanged for:

• Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

• Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of the Fund may be exchanged for:

• Class I Shares of another J.P. Morgan Fund, or

• Another share class of the same Fund if you are eligible to purchase that class.

Class L Shares of the Fund may be exchanged for:

• Class L Shares of another J.P. Morgan Fund, or

• Another share class of the same Fund if you are eligible to purchase that class.

MARCH 1, 2017	29

Investing with J.P. Morgan Funds (continued)

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of the Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

30	J.P. MORGAN SPECIALTY FUNDS

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

• Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

• Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have

MARCH 1, 2017	31

Investing with J.P. Morgan Funds (continued)

an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

32	J.P. MORGAN SPECIALTY FUNDS

Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

LIMITED OFFERING OF THE CLASS L SHARES

The Fund’s Class L Shares are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund except as described below. In addition, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

Except as otherwise described below, shareholders of record are permitted to continue to purchase Class L Shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of December 1, 2016 (“the Transition Date”) are permitted to continue to purchase Class L Shares.

•

Existing shareholders of Class L Shares of the Fund are able to continue to purchase additional Class L Shares of the Fund in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Existing shareholders of Class L Shares of the Fund are able to add to their existing Fund accounts through exchanges from Class L Shares of other Funds;

•

Group Retirement Plans (as described below) may continue to use the Class L Shares of a Fund under certain circumstances. Effective April 3, 2017, new Group Retirement Plans will not be eligible to purchase Class L Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have Class L Shares of the Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in Class L Shares of the Fund and purchase additional shares in existing participant accounts. Group Retirement Plans are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. The plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans;

•	Current and future J.P. Morgan Funds that are permitted to invest in other J.P. Morgan Funds may purchase Class L Shares of the Fund;

•	New York’s 529 Advisor-Guided College Savings Program may continue to utilize Class L Shares for new and existing program accounts;

•	Registered investment advisors using an approved custodial platform may utilize Class L Shares of any Fund in fee-based advisory programs for both new and existing program accounts;

•

Banks and trust companies acting as a fiduciary and using an approved custodial platform may continue to utilize Class L Shares of any Fund for new and existing customer accounts. New banks or trust companies may utilize the Fund only with the approval of the Fund and its distributor; and

•	Other fee-based advisory programs currently utilizing the Fund may continue to utilize the Class L Shares of the Fund for new and existing program accounts and any new affiliated program.

MARCH 1, 2017	33

Investing with J.P. Morgan Funds (continued)

If all Class L Shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums), then the shareholder’s account will be closed. Such former shareholders will not be able to buy additional Class L Shares or reopen their accounts in Class L Shares unless a former shareholder makes his or her repurchase within 90 days of the redemption. These repurchase restrictions, however, do not apply to participants in groups listed above as eligible to continue to purchase even if the plan or program would liquidate its entire position. If shares are purchased through a financial intermediary, contact your investment representative for their requirements and procedures.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

34	J.P. MORGAN SPECIALTY FUNDS

8.	Transactions in Fund of Fund Products; and

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution;

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts;

•	Retirement plan contributions, loans, distributions, and hardship withdrawals;

•	IRA re-characterizations and conversions; and

•	IRA purchases of shares by asset transfer or direct rollover.

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

MARCH 1, 2017	35

Investing with J.P. Morgan Funds (continued)

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least quarterly. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain

36	J.P. MORGAN SPECIALTY FUNDS

holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

With respect to taxable shareholders, if you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investments in derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold including when it is not advantageous to do so. The Fund’s investments in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

MARCH 1, 2017	37

Investing with J.P. Morgan Funds (continued)

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the Fund’s adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

38	J.P. MORGAN SPECIALTY FUNDS

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month:

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MARCH 1, 2017	39

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group emploer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

40	J.P. MORGAN SPECIALTY FUNDS

This Page Intentionally Left Blank.

MARCH 1, 2017	41

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each of the past one through five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Research Market Neutral Fund
Class A
Year Ended October 31, 2016	$14.25	$(0.28)	$(0.13)	$(0.41)	$—	$13.84
Year Ended October 31, 2015	15.17	(0.31)	(0.22)	(0.53)	(0.39)	14.25
Year Ended October 31, 2014	14.58	(0.34)	0.93	0.59	—	15.17
Year Ended October 31, 2013	14.44	(0.35)	0.49	0.14	—	14.58
Year Ended October 31, 2012	14.71	(0.35)	0.08	(0.27)	—	14.44

Class C
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—	13.06
Year Ended October 31, 2015	14.48	(0.35)	(0.23)	(0.58)	(0.39)	13.51
Year Ended October 31, 2014	13.99	(0.39)	0.88	0.49	—	14.48
Year Ended October 31, 2013	13.91	(0.41)	0.49	0.08	—	13.99
Year Ended October 31, 2012	14.25	(0.41)	0.07	(0.34)	—	13.91

Class L*
Year Ended October 31, 2016	14.99	(0.23)	(0.14)	(0.37)	—	14.62
Year Ended October 31, 2015	15.87	(0.23)	(0.26)	(0.49)	(0.39)	14.99
Year Ended October 31, 2014	15.17	(0.27)	0.97	0.70	—	15.87
Year Ended October 31, 2013	14.95	(0.29)	0.51	0.22	—	15.17
Year Ended October 31, 2012	15.16	(0.29)	0.08	(0.21)	—	14.95

Class I**
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—	14.37
Year Ended October 31, 2015	15.66	(0.26)	(0.25)	(0.51)	(0.39)	14.76
Year Ended October 31, 2014	15.02	(0.31)	0.95	0.64	—	15.66
Year Ended October 31, 2013	14.83	(0.32)	0.51	0.19	—	15.02
Year Ended October 31, 2012	15.08	(0.32)	0.07	(0.25)	—	14.83
(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.22% and 1.53% for the year ended October 31, 2016, 1.43% and 1.89% for the year ended October 31, 2015 , 1.49% and 1.91% for the year ended October 31, 2014, 1.49% and 1.93% for the year ended October 31, 2013 and 1.49% and 1.99% for the year ended October 31, 2012; for Class C 1.72% and 2.02% for the year ended October 31, 2016, 1.90% and 2.32% for the year ended October 31, 2015, 1.99% and 2.41% for the year ended October 31, 2014, 1.99% and 2.43% for the year ended October 31, 2013 and 1.99% and 2.49% for the year ended October 31, 2012; for Class L 0.81% and 1.06% for the year ended October 31, 2016, 0.95% and 1.44% for the year ended October 31, 2015, 0.99% and 1.51% for the year ended October 31, 2014, 0.99% and 1.53% for the year ended October 31, 2013 and 0.99% and 1.59% for the year ended October 31, 2012; for Class I are 0.96% and 1.27% for the year ended October 31, 2016, 1.18% and 1.57% for the year ended October 31, 2015, 1.25% and 1.66% for the year ended October 31, 2014, 1.24% and 1.66% for the year ended October 31, 2013 and 1.24% and 1.74% for the year ended October 31, 2012, respectively.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
*	Formerly, Institutional Class Shares.
**	Formerly, Select Class Shares.

42	J.P. MORGAN SPECIALTY FUNDS

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short) (e)	Portfolio turnover rate (including securities sold short) (e)

(2.88)%	$25,393	3.33%	(2.07)%	3.64%	133%	298%
(3.59)	62,910	3.57	(1.94)	4.03	163	370
4.05	82,477	3.82	(2.26)	4.24	90	192
0.97	88,944	4.24	(2.42)	4.68	75	149
(1.84)	116,146	4.46	(2.47)	4.96	82	186

(3.33)	15,003	3.83	(2.53)	4.13	133	298
(4.12)	23,790	4.04	(2.63)	4.46	163	370
3.50	10,933	4.32	(2.76)	4.74	90	192
0.58	14,209	4.74	(2.92)	5.18	75	149
(2.39)	19,275	4.96	(2.97)	5.46	82	186

(2.47)	253,734	2.92	(1.61)	3.17	133	298
(3.17)	232,339	3.09	(1.48)	3.58	163	370
4.61	271,595	3.32	(1.76)	3.84	90	192
1.47	316,843	3.74	(1.91)	4.28	75	149
(1.39)	337,565	3.99	(1.98)	4.59	82	186

(2.64)	53,221	3.07	(1.82)	3.38	133	298
(3.34)	337,990	3.32	(1.74)	3.71	163	370
4.26	348,525	3.57	(2.01)	3.99	90	192
1.28	292,993	3.99	(2.15)	4.43	75	149
(1.66)	290,794	4.17	(2.19)	4.67	82	186

MARCH 1, 2017	43

Appendix A – Financial Intermediary-Specific Sales Charge Waivers

WAIVERS APPLICABLE TO PURCHASE THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify Merrill Lynch at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. With regard to these waivers and discounts, Merrill Lynch is responsible for the implementation on the Merrill Lynch platform or accounts.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Exchanges as described in this prospectus.

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members as defined by Merrill Lynch.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same retail brokerage account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Merrill Lynch Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through Merrill Lynch Rights of Reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only). Merrill Lynch will pay the Distributor a prorated portion of the applicable CDSC the Distributor would have received when the exchange occurs. The Distributor will receive the amount of the CDSC minus the amount of Rule 12b-1 fees that it has already received during the holding period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent (as described in this prospectus)

Breakpoints.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL

Effective April 10, 2017, shareholders purchasing Fund shares through LPL Financial’s Mutual Fund Only Platform will be eligible only for the following front-end sales charge waivers for Class A Shares, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Sales charges will be waived for Class A Shares bought by clients of LPL Financial who are accessing the J.P. Morgan Funds through LPL Financial’s mutual fund only platform.

With regard to this waiver, LPL Financial is responsible for the implementation on its platform.

44	J.P. MORGAN SPECIALTY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

©JPMorgan Chase & Co., 2017. All rights reserved. April 2017. PR-SPECACSL-317-2

Prospectus

J.P. Morgan U.S. Equity Funds

Class A, Class C & Class I* Shares

March 1, 2017, as supplemented April 10, 2017

JPMorgan Opportunistic Equity Long/Short Fund

Class/Ticker: A/JOELX; C/JOECX; I/JOEQX

*	Formerly, Select Class Shares.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Opportunistic Equity Long/Short Fund

Class/Ticker: A/JOELX; C/JOECX; I*/JOEQX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 16 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	1.20%	1.20%	1.20%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.95	0.97	0.95
Dividend Expenses on Short Sales	0.46	0.46	0.46
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.24	0.26	0.24
Acquired Fund (Underlying Fund) Fees and Expenses	0.07	0.07	0.07

Total Annual Fund Operating Expenses	2.47	2.99	2.22
Fee Waivers and Expense Reimbursements[2]	(0.15)	(0.17)	(0.15)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	2.32	2.82	2.07

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.85%, 2.35% and 1.60% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/18, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2017	1

JPMorgan Opportunistic Equity Long/Short Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	748	1,241	1,759	3,173
CLASS C SHARES ($)	385	908	1,557	3,296
CLASS I SHARES ($)	210	680	1,176	2,543

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	748	1,241	1,759	3,173
CLASS C SHARES ($)	285	908	1,557	3,296
CLASS I SHARES ($)	210	680	1,176	2,543

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 749% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 and/or S&P 500 Index, at the time of purchase. As of the reconstitution of the Russell 1000 Index on June 24, 2016, the companies in the index included companies with market capitalizations ranging from $1.5 billion to $504.1 billion. As of the reconstitution of the S&P 500 Index on September 30, 2016 the companies in the index included companies with market capitalizations of $1.1 billion to $609.2 billion. “Assets” means net assets plus the amount of borrowings for investment purposes.

Part of the Fund’s investment strategy is to attempt to achieve lower volatility than that of its primary benchmark, the S&P 500 Index. Volatility management starts during the stock selection research process before inclusion in the portfolio. The Fund’s adviser will employ a number of strategies to manage the Fund’s volatility, including altering the Fund’s portfolio composition, adjusting the Fund’s gross exposure or net exposure, holding significant cash balances, or investing in options (to attempt to limit losses from stock positions).

In implementing its strategy, the Fund primarily will buy or sell short common stocks, including real estate investment trusts (REITs) and depositary receipts.

As the set of investment opportunities is constantly evolving, the Fund’s net exposure (the value of the Fund’s aggregate long positions minus its short positions) will vary over time. While in most instances the net exposure will be positive (more long exposure than short exposure), it is possible that the investment opportunities result in a net short exposure. Net exposure will range from -30% to +80%. The Fund’s gross equity market exposure is limited to 200%.

Short sales involve the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use equity index futures contracts and options, both long and short, to gain or reduce exposure to specific investments or the overall equity market. The Fund may also invest in exchange traded funds (ETFs) for these purposes.

The Fund is non-diversified.

Investment Process: J.P. Morgan Investment Management Inc., the Fund’s adviser, employs a process that combines research, valuation and stock selection to identify investments. Long and short positions are vetted through a disciplined research process and valuation framework which leverages the insights of the adviser’s fundamental analyst platform that actively analyzes approximately 800 stocks. The adviser buys long positions in companies with strong management teams, strong competitive positions and earnings growth rates in excess of peers. Long purchases may also be companies that the adviser believes have improving investment factors, such as business drivers (revenues, profitability, capital intensity, and capital allocation), industry structure, regulatory environment and/or legal risk. Short sales generally are characterized by companies with deteriorating incremental changes in such investment factors. The adviser may also take short positions as part of its volatility management. The adviser may sell a long position or cover a short position due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold or covered if the adviser identifies another investment that it believes offers a better opportunity.

2	J.P. MORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short posi-

tions in securities results in a form of leverage which may cause the Fund to be more volatile.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. Shareholders will indirectly bear the expenses charged by the underlying ETFs. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs and closed-end investment companies may trade at a price below their net asset value (also known as a discount).

Derivatives Risk. Derivatives, including futures and options, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions and other measures by the United States or other governments, currency fluctuations, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming

MARCH 1, 2017	3

JPMorgan Opportunistic Equity Long/Short Fund (continued)

riskier and more volatile. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I Shares (formerly, Select Class Shares) for the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2016	7.57%
Worst Quarter	4th quarter, 2016	–4.00%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Life of Fund (since 8/29/14)
CLASS I SHARES
Return Before Taxes	(0.52)%	6.26%
Return After Taxes on Distributions	(0.52)	6.02
Return After Taxes on Distributions and Sale of Fund Shares	(0.30)	4.71
CLASS A SHARES
Return Before Taxes	(6.04)	3.58
CLASS C SHARES
Return Before Taxes	(2.24)	5.49
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	11.96	7.13
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.33	0.17
LIPPER ALTERNATIVE LONG/SHORT EQUITY FUNDS INDEX
(Reflects No Deduction for Taxes)	3.91	0.07

4	J.P. MORGAN U.S. EQUITY FUNDS

After-tax returns are shown only for the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Rick I. Singh	2014	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2017	5

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its Assets in long and short positions in equity securities, selecting from a universe of equity securities with market characteristics and capitalizations similar to those included in the Russell 1000 and/or S&P 500 Index, at the time of purchase. As of the reconstitution of the Russell 1000 Index on June 24, 2016, the companies in the index included companies with market capitalizations ranging from $1.5 billion to $504.1 billion. As of the reconstitution of the S&P 500 Index on September 30, 2016 the companies in the index included companies with market capitalizations of $1.1 billion to $609.2 billion. “Assets” means net assets plus the amount of borrowings for investment purposes.

Part of the Fund’s investment strategy is to attempt to achieve lower volatility than that of its primary benchmark. Volatility management starts during the stock selection research process before inclusion in the portfolio. The Fund’s adviser will employ a number of strategies to manage the Fund’s volatility, including altering the Fund’s portfolio composition, adjusting the Fund’s gross exposure or net exposure, holding significant cash balances, or investing in options.

In implementing its strategy, the Fund primarily will buy or sell short common stocks, including real estate investment trusts (REITs) and depositary receipts.

As the set of investment opportunities is constantly evolving, the Fund’s net exposure (the difference between the aggregate long and short positions) will vary over time. While in most instances the net exposure will be positive (more long exposure than short exposure), it is possible that the investment opportunities result in a net short exposure. Net exposure will range from -30% to +80%. The Fund’s gross equity market exposure is limited to 200%.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use equity index futures contracts and options, both long and short, to gain or reduce exposure to specific investments or the overall equity market. The Fund may also invest in exchange traded funds (ETFs) for these purposes.

The Fund will invest primarily in equity securities as described above. These equity securities may include:

•	common stock

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	other investment companies
•	exchange traded funds (ETFs)

•	affiliated money markets

•	Derivatives, including futures and options

ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets. The Securities and Exchange Commission has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations, subject to certain conditions. If a Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

The Fund may utilize these investment strategies to a greater or lesser degree.

The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy as described in the Fund’s Risk/Return Summary.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund is non-diversified.

Investment Process: J.P. Morgan Investment Management Inc., the Fund’s adviser, employs a process that combines research, valuation and stock selection to identify investments. Long and short positions are vetted through a disciplined research process and valuation framework which leverages the insights of the adviser’s fundamental analyst platform that actively analyzes approximately 800 stocks. The adviser buys long positions in companies with strong management teams, strong competitive positions and earnings growth rates in excess of peers. Long purchases may also be companies that the adviser believes have improving investment factors, such as business drivers (revenues, profitability, capital intensity, and capital allocation), industry structure, regulatory environment and/or

6	J.P. MORGAN U.S. EQUITY FUNDS

legal risk. Short sales generally are characterized by companies with deteriorating incremental changes in such investment factors. The adviser may also take short positions as part of its volatility management. The adviser may sell a long position or cover a short position due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold or covered if the adviser identifies another investment that it believes offers a better opportunity.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After selling a security short, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that

MARCH 1, 2017	7

More About the Fund (continued)

the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs and closed-end investment companies may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions and other measures by the United States or other governments, currency fluctuations, possible foreign controls

8	J.P. MORGAN U.S. EQUITY FUNDS

on investment, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Additional Risks

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary,” and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

MARCH 1, 2017	9

More About the Fund (continued)

For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategy. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

10	J.P. MORGAN U.S. EQUITY FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

For the most recent fiscal year ended 10/31/16, JPMIM was paid a management fee (net of waivers) of 1.15% as a percentage of average daily net assets.

A discussion of the basis the J.P. Morgan Funds’ Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund will be available in the first shareholder report for the Fund.

The Portfolio Manager

The portfolio manager for the Fund is Rick I. Singh, Executive Director of JPMIM. Mr. Singh, is a senior member of the U.S. Equity Core team and has worked as a portfolio manager for JPMIM since 2013. Prior to joining the firm, Mr. Singh was a partner/Managing Director at 3G Capital, Standard Pacific and Karsch Capital.

Steve Lee, Managing Director of JPMIM, is also a senior member of the U.S. Equity Core team. As part of the team’s investment process Messrs. Singh and Lee meet, along with other portfolio managers and research analysts, to discuss the economic outlook, industry trends, and the merits and risks of investment ideas for the Fund. In Mr. Singh’s absence, Mr. Lee will be responsible for day-to-day management of the fund. Mr. Lee has been a portfolio manager since 2013 and prior to that time he was a research analyst in the U.S. Equity Research Group. Mr. Lee has been an employee of JPMIM since 2004.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services for and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Class I Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder service fees, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described

MARCH 1, 2017	11

The Fund’s Management and Administration (continued)

elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

12	J.P. MORGAN U.S. EQUITY FUNDS

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

MARCH 1, 2017	13

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I
Eligibility[1,2]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

• Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

• Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

• Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.[3]

Minimum Investment[1,4,5]	$1,000 for the Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]	$1,000 for the Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds[3] or

$50 for employees, if establishing a monthly $50 Systematic Purchase Plan.[6]

Minimum Subsequent Investments[1]	$50[7]	$50[7]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Systematic Investment Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.

14	J.P. MORGAN U.S. EQUITY FUNDS

	Class A	Class C	Class I
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

•  1.00% on redemptions made within 12 months after purchase.

•  0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[2]

Effective 4/3/17, new Group Retirement Plans (please see the Glossary for definition) are not eligible to purchase Class A, Class C or Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of the Fund available to participants on or before 4/3/17, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts.

[3]

May also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[4]

Investment minimums may be waived for certain types of Group Retirement Plans, as well as for certain fee-based programs. The J.P. Morgan Funds reserve the right to waive any initial or subsequent investment minimum.

[5]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[6]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[7]	Minimum subsequent investment amount for Systematic Purchase Plans established before 3/1/15 is $25.

MARCH 1, 2017	15

Investing with J.P. Morgan Funds (continued)

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Fund. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finder’s fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000-$99,999	4.50	4.71	4.05	0.00
$100,000- $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

16	J.P. MORGAN U.S. EQUITY FUNDS

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months —1.00%

Class I Shares

There is no sales charge, commission or CDSC associated with Class I Shares.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund or your Financial Intermediary, and you must inform your Financial Intermediary or J.P. Morgan Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Fund or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

MARCH 1, 2017	17

Investing with J.P. Morgan Funds (continued)

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Class I and Class L Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or J.P. Morgan Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY 529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix A. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

18	J.P. MORGAN U.S. EQUITY FUNDS

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

8.	Purchased in an account where the Distributor is the broker of record as of 4/10/17.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

MARCH 1, 2017	19

Investing with J.P. Morgan Funds (continued)

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please see “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Sold as a return of excess contributions from an IRA Account.

8.	Sold to pay JPMDS or a Financial Intermediary account related fees (only if the action is initiated by JPMDS or the Financial Intermediary).

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at NAV during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

20	J.P. MORGAN U.S. EQUITY FUNDS

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Shares of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A Shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

As of April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services are made by the Distributor as shareholder servicing agent, from the shareholder service fee (to be known as the “service fee”). From time to time, JPMIM or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Shareholder Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of the Fund).

Class	Shareholder Service Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%

MARCH 1, 2017	21

Investing with J.P. Morgan Funds (continued)

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

Class C Shares Conversion Feature

Class C Shares held in an account where the Distributor is the broker of record on 4/21/17 will convert to Class A Shares on or about 4/21/17. If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after 4/21/17, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer. Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of the Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

22	J.P. MORGAN U.S. EQUITY FUNDS

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•  J.P. Morgan Funds; or

•  The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The J.P. Morgan Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

MARCH 1, 2017	23

Investing with J.P. Morgan Funds (continued)

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

24	J.P. MORGAN U.S. EQUITY FUNDS

EXCHANGE PRIVILEGES

Class A Shares of the Fund may be exchanged for:

•  Class A Shares of another J.P. Morgan Fund,

•  Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

•  Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of the Fund may be exchanged for:

•  Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•  Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of the Fund may be exchanged for:

•  Class I Shares of another J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of the Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

MARCH 1, 2017	25

Investing with J.P. Morgan Funds (continued)

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

• Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

• Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

26	J.P. MORGAN U.S. EQUITY FUNDS

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below

MARCH 1, 2017	27

Investing with J.P. Morgan Funds (continued)

minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

28	J.P. MORGAN U.S. EQUITY FUNDS

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products; and

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution;

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts;

•	Retirement plan contributions, loans, distributions, and hardship withdrawals;

•	IRA re-characterizations and conversions;

•	IRA purchases of shares by asset transfer or direct rollover.

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued

MARCH 1, 2017	29

Investing with J.P. Morgan Funds (continued)

using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least annually. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

30	J.P. MORGAN U.S. EQUITY FUNDS

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

With respect to taxable shareholders, if you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

MARCH 1, 2017	31

Investing with J.P. Morgan Funds (continued)

The extent to which a Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary

32	J.P. MORGAN U.S. EQUITY FUNDS

may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the Fund’s adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month:

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MARCH 1, 2017	33

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group emploer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

34	J.P. MORGAN U.S. EQUITY FUNDS

This Page Intentionally Left Blank.

MARCH 1, 2017	35

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past fiscal year, or period, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2016	$17.37	$(0.16)	$0.07	$(0.09)	$(0.16)	$17.12
Year Ended October 31, 2015	15.75	(0.25)	1.93	1.68	(0.06)	17.37
August 29, 2014 (i) through October 31, 2014	15.00	(0.06)	0.81	0.75	—	15.75

Class C
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	(0.16)	16.94
Year Ended October 31, 2015	15.73	(0.37)	1.97	1.60	(0.06)	17.27
August 29, 2014 (i) through October 31, 2014	15.00	(0.07)	0.80	0.73	—	15.73

Class I*
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	(0.16)	17.21
Year Ended October 31, 2015	15.75	(0.26)	1.99	1.73	(0.06)	17.42
August 29, 2014 (i) through October 31, 2014	15.00	(0.05)	0.80	0.75	—	15.75
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.80% and 2.07% for the year ended October 31, 2016, 1.81% and 2.20% for the year ended October 31, 2015 and 2.00% and 11.67% for the period ended October 31, 2014; for Class C are 2.29% and 2.52% for the year ended October 31, 2016, 2.39% and 3.18% for the year ended October 31. 2015 and 2.50% and 12.17% for the period ended October 31, 2014; for Class I are 1.54% and 1.71% for the year ended October 31, 2016, 1.66% and 2.20% for the year ended October 31, 2015 and 1.75% and 11.42% for the period ended October 31, 2014, respectively.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2015 and period ended October 31, 2014.
(i)	Commencement of offering of class of shares.
*	Formerly, Select Class Shares.

36	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (c)(g)	Portfolio turnover rate (including securities sold short) (c)(g)

(0.53)%	$43,298	2.26%		(0.96)%		2.53%		463%	749%
10.74	30,480	2.38	(h)	(1.70	)(h)	2.77	(h)	347	734
5.00	52	2.65	(h)	(2.24	)(h)	12.33	(h)	94	178

(1.00)	3,273	2.75		(1.46)		2.98		463	749
10.25	823	2.96	(h)	(2.17	)(h)	3.75	(h)	347	734
4.87	52	3.15	(h)	(2.74	)(h)	12.82	(h)	94	178

(0.29)	158,589	2.00		(0.69)		2.17		463	749
11.06	116,091	2.23	(h)	(1.53	)(h)	2.77	(h)	347	734
5.00	4,989	2.40	(h)	(1.99	)(h)	12.07	(h)	94	178

MARCH 1, 2017	37

Appendix A – Financial Intermediary-Specific Sales Charge Waivers

WAIVERS APPLICABLE TO PURCHASE THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify Merrill Lynch at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. With regard to these waivers and discounts, Merrill Lynch is responsible for the implementation on the Merrill Lynch platform or accounts.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Exchanges as described in this prospectus.

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members as defined by Merrill Lynch.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same retail brokerage account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Merrill Lynch Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through Merrill Lynch Rights of Reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only). Merrill Lynch will pay the Distributor a prorated portion of the applicable CDSC the Distributor would have received when the exchange occurs. The Distributor will receive the amount of the CDSC minus the amount of Rule 12b-1 fees that it has already received during the holding period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent (as described in this prospectus)

Breakpoints.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL

Effective April 10, 2017, shareholders purchasing Fund shares through LPL Financial’s Mutual Fund Only Platform will be eligible only for the following front-end sales charge waivers for Class A Shares, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Sales charges will be waived for Class A Shares bought by clients of LPL Financial who are accessing the J.P. Morgan Funds through LPL Financial’s mutual fund only platform.

With regard to this waiver, LPL Financial is responsible for the implementation on its platform.

38	J.P. MORGAN U.S. EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2017. All rights reserved. April 2017. PR-OELSACS-317-2

Prospectus

J.P. Morgan Funds

Class A, Class C & Class I* Shares

December 29, 2016, as supplemented April 10, 2017

JPMorgan Diversified Real Return Fund

Class/Ticker: A/JRNAX; C/JRNCX; I/JRNSX

*

Formerly, Select Class Shares.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Diversified Real Return Fund

Class/Ticker: A/JRNAX; C/JRNCX; I/JRNSX*

*
Formerly, Select Class Shares.

What is the goal
of the Fund?

The Fund seeks to maximize long-term real return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 27 and in “Financial
Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

Class A

Class C

Class I

Maximum Sales Charge (Load) Imposed on Purchases, as % of Offering Price

4.50%

NONE

NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares

NONE

1.00%

NONE

(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class A

Class C

Class I

Management Fees

0.50
%

0.50
%

0.50
%

Distribution (Rule 12b-1) Fees

0.25

0.75

NONE

Other Expenses[1]

1.36

1.28

1.14

Shareholder Service Fees

0.25

0.25

0.25

Remainder of Other Expenses

1.11

1.03

0.89

Acquired Fund (Underlying Fund) Fees and Expenses[2]

0.11

0.11

0.11

Total Annual Fund Operating Expenses

2.22

2.64

1.75

Fee Waivers and/or Expense Reimbursements[3]

(1.12
)

(1.04
)

(0.90
)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]

1.10

1.60

0.85

[1]

“Other Expenses” are based on estimated amounts for the current fiscal year. Includes the advisory fee paid by the Subsidiary to its adviser and other estimated expenses of the Subsidiary (excluding Acquired Fund (Underlying Fund) Fees and Expenses).

[2]
“Acquired Fund (Underlying Fund) Fees and Expenses” have been restated to reflect current fees.

[3]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating
Expenses inclusive of the Subsidiary (excluding Acquired Fund (Underlying Fund) Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.00%, 1.50% and 0.75% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliate money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 1/31/19, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 1/31/19 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

DECEMBER 29, 2016

1

JPMorgan Diversified Real Return Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

557

890

1,374

2,707

CLASS C SHARES ($)

263

607

1,199

2,806

CLASS I SHARES ($)

87

361

766

1,900

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

557

890

1,374

2,707

CLASS C SHARES ($)

163

607

1,199

2,806

CLASS I SHARES ($)

87

361

766

1,900

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund seeks real return by allocating to a diversified combination of inflation-sensitive and other asset classes that have exposure to broad equity, fixed income and alternative markets. “Real return” means the return in excess of the actual rate of inflation. The actual rate of inflation is measured by the seasonally adjusted Consumer Price Index for All Urban Consumers (CPI-U) over time.

J.P. Morgan Investment Management Inc. (JPMIM or the adviser) uses a flexible asset allocation approach in constructing the Fund’s portfolio. Ranges for the broad asset classes are:

Global Equity

10–60
%

Commodities & Alternatives

0–50
%

Fixed Income & Cash Equivalents

10–80
%

The Fund’s equity investments may include common stock, real estate investment trusts (REITs), depositary receipts, warrants and rights to buy common stocks, and master limited partnerships (MLPs). Such investments may include securities throughout the world, in both developed and emerging markets. Equity investments include investments with exposure to natural resources or infrastructure, including companies that provide services such as transportation systems, water supply and power. The Fund may invest in companies of any market capitalizations including small, mid, and large capitalization companies.

The Fund’s fixed income investments may include inflation-indexed bonds, inflation-linked securities such as Treasury Inflation Protected Securities (TIPS), floating rate securities, loan assignments and participations (Loans), commitments to purchase Loans (Unfunded Commitments), bank obligations, U.S. government securities (including agencies and instrumentalities), domestic and foreign corporate bonds and debt securities, high yield securities (junk bonds), debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, asset-backed securities, mortgage-backed and mortgage-related securities, private placements and cash equivalents. Such securities may be structured as collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund also may invest in inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are issued. The Fund uses cash equivalents as part of its principal investment strategy including securities issued by the U.S. government, its agencies and instrumentalities, certificates of deposit, bankers’ acceptances, commercial paper, variable rate master demand notes, money market mutual funds and bank deposit accounts. The Fund may invest in securities of any duration, maturity, or quality. Income securities may include sub-prime mortgage-related securities.

The Fund’s alternative investments may include individual securities including convertible securities and preferred stock and exchange traded commodities (ETCs). The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, merger arbitrage strategies, currencies and commodities. Market neutral strategies involve buying equities that the adviser considers to be attractive and short selling equities that the adviser considers to be unattractive to neutralize exposure to market risk and to exploit potential price inefficiencies between related equity securities. Long/short strategies involve purchasing securities that the adviser believes are undervalued and selling securities short or taking short positions in such securities through the use of derivatives that the adviser believes are overvalued. Merger arbitrage strategies involve buying the stock of one merging company and selling short the other merging company to capitalize on potential price discrepancies and returns generated by a corporate transaction.

The
Fund may gain exposure to the commodities and certain other alternative markets by investing up to 25% of its total assets in the Diversified Real Return Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman
Islands (the Subsidiary). The Subsidiary is also advised by the adviser and has the same investment objective as the

2

J.P. MORGAN FUNDS

Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity futures contracts, commodity-linked swap agreements and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity, commodity index or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The Subsidiary may use derivatives to obtain long or short exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management. The Subsidiary may also use swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) as part of the inflation-managed strategy of the Fund. In rising markets, the Fund expects that the value of the long positions will appreciate more rapidly than the short positions, and in declining markets, that the value of the short positions will appreciate more rapidly than the long positions. The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also overweight or underweight its exposure to a subset of commodities, such that the Fund has greater or lesser exposure to a subset of commodities than is represented by a particular commodity index.

The Fund may invest in other J.P. Morgan Funds and exchange traded funds (ETFs) including ETFs advised by JPMIM or its affiliates (Underlying Funds) and exchange traded notes (ETNs) in order to gain exposure to an inflation-sensitive asset class, a broad asset class or sector.

In addition, the Fund may utilize derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may utilize forward currency transactions to hedge exposure to non-dollar denominated investments back to the U.S. dollar. The Fund may use futures contracts, options, forwards, and swaps to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. The Fund may also utilize exchange traded futures for cash management, to gain exposure to asset classes, or as part of the
Fund’s asset allocation strategy. As part of its real return strategy, the Fund may also hedge inflation risk by using CPI-U swaps in combination with its securities. The Fund also may utilize commodity-linked derivatives or commodity swaps in order to gain exposure to the commodities market.

The Fund may enter into short sales either directly or through investments in Underlying Funds or the Subsidiary. In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

The portfolio managers use a flexible asset allocation approach in managing the Fund and allocate the Fund’s investments among individual investment strategies that are managed by JPMIM portfolio management teams or underlying funds. Asset allocation decisions are primarily inflation focused based on the adviser’s evaluations of U.S. price trends as measured by the CPI-U and the relative attractiveness of the broad asset classes in which the Fund invests. The adviser employs a four-step process that combines 1) long-term asset allocation research, 2) making asset allocation decisions based on the portfolio managers’
intermediate market term outlook, 3) constructing the portfolio and analyzing the investment capabilities of any underlying funds and/or portfolio managers responsible for individual investment strategies, and 4) monitoring portfolio exposures and weightings and rebalancing in response to market price action and changes in JPMIM’s market outlook. Throughout this process, the adviser conducts extensive research on inflationary markets and the inflation hedging capabilities of various asset classes. Buy and sell decisions for a particular strategy are made by the portfolio management teams responsible for individual investment strategies based on such portfolio management team’s investment processes, which may include bottom-up or top-down security selection processes, quantitative research, value or growth investing, passive or index investing and other investment processes applicable to such portfolio management teams.

The Fund’s Main Investment Risks

The
Fund is subject to management risk and may not achieve its objective if the adviser’s expectations about particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in the Subsidiary and/or the underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is
subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country

DECEMBER 29, 2016

3

JPMorgan Diversified Real Return Fund (continued)

or region will adversely impact markets or issuers in other countries or regions. Securities in the
Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Strategy Risk. The Fund’s investment
strategies may not work to maximize real return. The Fund may invest in derivatives and debt securities to mimic a portfolio of inflation-protected bonds either directly or through its Subsidiary or an underlying fund. There is no guarantee that this strategy will be effective. In addition, the Fund may have exposure to inflation-protected securities. Unlike conventional bonds, the principal or interest on inflation-protected securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., seasonally adjusted CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. The Fund may also have exposure to certain types of securities as a proxy for inflation-protected securities such as REITs, real estate, commodities or infrastructure. These investments may not reflect the impact of inflation.

Securities of Real Estate Companies and REITs Risk. Investments
in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying real estate. These risks include default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund and the underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the Fund and the underlying funds.

Industry and Sector Focus
Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Infrastructure Risk. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital, increased competition, and uncertainty concerning the availability of fuel at reasonable prices and other factors. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed (also known as junk bonds). These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. Infrastructure-related companies may also be subject to “Foreign Securities and Emerging Markets Risk.”

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets”. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities.

4

J.P. MORGAN FUNDS

Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will not make payments on securities or other investments held by the Fund when due or default completely. Prices of the
Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities or similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Equity Securities Risk. Exposure to
equity securities (such as stocks) creates more volatility and carries more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries or the securities market as a whole, such as changes in economic or political conditions.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Derivatives Risk. Derivatives, including forward currency contracts, futures, and commodity-linked derivatives and swaps, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not been exposed to such derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

High Yield Securities and Loan Risk. The Fund may be
exposed to investments in instruments including junk bonds, Loans, Unfunded Commitments and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information.
High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for
some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

DECEMBER 29, 2016

5

JPMorgan Diversified Real Return Fund (continued)

Inflation-Protected Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Commodity Risk. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

Swap Agreement Risk. In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. The Fund and the Subsidiary may use swaps to establish both long and short positions in order to gain the desired exposure. The Fund’s losses are potentially unlimited in short sale positions. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of an instrument. Because swap agreements are not exchange traded, but are private contracts into which the
Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

Counterparty Risk. Commodity-linked derivatives, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all.

Tax Risk. The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements including CPI-U swaps, commodity options, futures,

and options on futures. The Fund may gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of Internal Revenue Code, as amended (the Code), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.
The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. The IRS has issued a revenue ruling which holds that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings to other taxpayers in which the IRS concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. While the Fund might apply for its own private letter ruling from the IRS confirming that income from the Fund’s investment in certain commodity-linked notes and income from the Fund’s investment in the Subsidiary will constitute qualifying income, there can be no assurance that the IRS will issue the ruling to the Fund or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The IRS currently has suspended issuing these types of private letter rulings pending further internal review. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the
IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
The Fund’s investment in the Subsidiary and its use of commodity-linked notes involve specific risks. See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the
Subsidiary. See “Commodity Risk” and “Derivatives Risk” for further information regarding commodity-linked notes, including the risks associated with these instruments.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and is not subject to all the

6

J.P. MORGAN FUNDS

investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Investment Company and ETF Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying funds. Because the adviser or its affiliates provide services and receive fees from the underlying J.P. Morgan Funds, the Fund’s investments in such underlying funds benefit the adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only
(POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Income Securities Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Natural Resources Risk. Equity and equity-like securities of natural resources companies and associated businesses may be negatively impacted by variations, often rapid, in the commodities markets, the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, economic conditions, events relating to international political developments, environmental incidents, energy conservation and the success of exploration projects. Therefore, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Privately
Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws or by the relevant exchange or by a governmental or supervisory authority. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “commodity risks” as well as the risks associated with the specific industry or industries in which the partnership invests. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and

DECEMBER 29, 2016

7

JPMorgan Diversified Real Return Fund (continued)

other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and
relationships among OPEC members and between OPEC and oil importing nations.

Exchange Traded Notes Risk. The value of an ETN may be
influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default.

Transactions Risk.
The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section
provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year over the past four calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg Barclays 1-10 Year U.S. TIPS Index, a broad-based securities market index, the Consumer Price Index for All Urban
Consumers-Seasonally Adjusted, the Diversified Real Return Composite Benchmark, a customized benchmark, and the Lipper Alternative Global Macro Funds Index. The Diversified Real Return Composite Benchmark is a composite benchmark of unmanaged indexes that consists of MSCI World (45%) and Bloomberg Barclays 1-10 Year U.S. TIPS

(55%) indexes. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Effective July 29, 2016, the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Best Quarter

2nd quarter, 2014

3.53%

Worst Quarter

3rd quarter, 2015

–4.47%

The Fund’s year-to-date total return through 9/30/16 was 8.37%.

8

J.P. MORGAN FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)

Past 1 Year

Life of Fund Since (3/31/11)

CLASS I SHARES

Return Before Taxes

(5.90
)%

(0.77
)%

Return After Taxes on Distributions

(6.71
)

(1.50
)

Return After Taxes on Distributions and Sale of Fund Shares

(3.31
)

(0.86
)

CLASS A SHARES

Return Before Taxes

(10.39
)

(1.99
)

CLASS C SHARES

Return Before Taxes

(7.66
)

(1.52
)

BLOOMBERG BARCLAYS 1-10 YEAR U.S. TIPS INDEX

(Reflects No Deduction for Fees, Expenses or Taxes)

(0.52
)

1.23

CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS-SEASONALLY ADJUSTED

(Reflects No Deduction for Fees, Expenses or Taxes)

0.67

1.38

DIVERSIFIED REAL RETURN COMPOSITE BENCHMARK

(Reflects No Deduction for Fees, Expenses or Taxes)

(0.45
)

3.97

LIPPER ALTERNATIVE GLOBAL MACRO FUNDS INDEX

(Reflects No Deduction for Taxes)

(4.22
)

(1.00
)

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio
Manager

Managed Fund
Since

Primary Title with Investment Adviser

Nicole Goldberger

2011

Managing Director

Jeffrey Geller

2011

Managing Director

Katherine Santiago

2011

Managing Director

Maddi Dessner

2011

Managing Director

Morgan Metz

2017

Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares

To establish an account

$1,000

To add to an account

$50

For Class I Shares

To establish an account

$1,000,000

To add to an account

No minimum levels

In general, you may purchase or redeem shares on any business day:

•

Through your Financial Intermediary

•

By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•

After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund
through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DECEMBER 29, 2016

9

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund’s main investment strategies are summarized in the Fund’s Risk/Return Summary. Additional information about some of the
Fund’s main investment strategies is included below. Except as otherwise indicated, the strategies described below are principal investment strategies of the Fund. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of the Fund but that may become more important to the Fund’s management in the future.

Main Investment
Strategies

The Fund seeks real return by allocating to a diversified combination of inflation-sensitive and other asset classes that have exposure to broad equity, fixed income and alternative markets. “Real return” means the return of a security that is in excess of the actual rate of inflation.

More About “Real Return”

“Real return” means the return of
a security that is in excess of the actual rate of inflation. For example, if a security has a coupon rate of 5% and the inflation rate as measured by the seasonally adjusted CPI-U is 2%, the real return would be 3%.

The adviser uses a flexible asset allocation approach in constructing the Fund’s portfolio. Ranges for the broad asset classes are:

Global Equity

10–60
%

Commodities & Alternatives

0–50
%

Fixed Income & Cash Equivalents

10–80
%

The Fund’s equity investments may include common stock, REITs, depositary receipts, warrants to buy common stocks, and
MLPs. Such investments may include securities throughout the world, in both developed and emerging markets. Equity investments include investments with exposure to natural resources or infrastructure, including companies that provide services such as transportation systems, water supply and power. The Fund may invest in companies of any market capitalizations including small, mid, and large capitalization companies.

The Fund’s fixed income investments may include inflation-indexed bonds, inflation-linked securities such as TIPS, floating rate securities, loan assignments and participations (Loans), commitments to purchase Loans (Unfunded Commitments), bank obligations, U.S. government securities (including agencies and instrumentalities), domestic and foreign corporate bonds, high yield securities (junk bonds), debt obligations issued or guaranteed by a foreign sovereign government or its

agencies, authorities or political subdivisions, asset-backed securities, mortgage-backed and mortgage-related securities, private placements and cash equivalents. Such securities may be structured as collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund also may invest in inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed.

The Fund may invest in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non-investment grade bonds” as part of its principal investment strategy. Such securities may include so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are issued. The Fund uses cash equivalents as part of its principal investment strategy including securities issued by the U.S. government, its agencies and instrumentalities, certificates of deposit, bankers’ acceptances, commercial paper, variable rate master demand notes, money market mutual funds and bank deposit accounts. The Fund may invest in securities of any duration, maturity, or quality. Income securities may include sub-prime mortgage-related securities.

The Fund’s
alternative investments may include individual securities including convertible securities and preferred stock and ETCs. The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, merger arbitrage strategies, currencies and commodities. Market neutral strategies involve buying equities that the adviser considers to be attractive and short selling equities that the adviser considers to be unattractive to neutralize exposure to market risk to exploit potential price inefficiencies between related equity securities. Long/short strategies involve purchasing securities that the adviser believes are undervalued and selling securities short or taking short positions in such securities through the use of derivatives that the adviser believes are overvalued. Merger arbitrage strategies involve buying the stock of one merging company and selling short the other merging company to capitalize on potential price discrepancies and returns generated by a corporate transaction.

The Fund may gain exposure to the commodities and certain other alternative markets by investing up to 25% of its total assets in the Diversified Real Return Fund CS Ltd., a wholly

10

J.P. MORGAN FUNDS

owned subsidiary of the Fund that is organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by the adviser and has the same investment objective as the
Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity futures contracts, commodity-linked swap agreements and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity, commodity index or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The Subsidiary may use derivatives to obtain long or short exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management. The Subsidiary may also use swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) as part of the inflation-managed strategy of the Fund. In rising markets, the Fund expects that the value of the long positions will appreciate more rapidly than the short positions, and in declining markets, that the value of the short positions will appreciate more rapidly than the long positions. The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also overweight or underweight its exposure to a subset of commodities, such that the Fund has greater or lesser exposure to a subset of commodities than is represented by a particular commodity index.

The Fund may invest in other J.P. Morgan Funds and ETFs including ETFs advised by JPMIM or its affiliates (Underlying Funds) and ETNs in order to gain exposure to an inflation-sensitive asset class, a broad asset class or sector.

Certain underlying funds may be advised or subadvised by J.P. Morgan Investment Management Inc. (JPMIM or the
adviser), Security Capital Research & Management Incorporated (SCR&M) or their affiliates. These advisers and subadvisers are under common control with JPMIM and the underlying funds advised by those entities are in the same group of investment companies.

ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. The Fund will invest in ETFs to the extent the advisor believes it is more efficient than direct investments and there is not a J.P. Morgan Fund that offers the same strategy. A passively managed ETF seeks to track the performance of a particular market index. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Ordinarily the Fund will limit its investments in a single ETF to 5% of its total assets and in all

ETFs to 10% of its total assets. The Securities and Exchange Commission has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10%
limitations, subject to certain conditions. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. Like ETFs, they may be bought and sold like shares of stock on an exchange. However, ETNs have a different underlying structure than an ETF. While ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuer, whereby the issuer agrees to pay a return based on the target index less any fees. Essentially, these notes allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the
New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees.

In addition, the Fund may utilize derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may utilize forward currency transactions to hedge exposure to non-dollar denominated investments back to the U.S. dollar. The Fund may use futures contracts, options, forwards, and swaps to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. The Fund may also utilize exchange traded futures for cash management, to gain exposure to asset classes, or as part of the Fund’s asset allocation strategy. As part of its real return strategy, the Fund may also hedge inflation risk by using swaps that are based on the
CPI-U in combination with its securities. The Fund also may utilize commodity linked derivatives or commodity swaps in order to gain exposure to the commodities market.

The Fund may enter into short sales either directly or through investments in underlying funds or the Subsidiary. In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

DECEMBER 29, 2016

11

More About the Fund
(continued)

The portfolio managers use a flexible asset allocation approach in managing the Fund and allocate the
Fund’s investments among individual investment strategies that are managed by JPMIM portfolio management teams or underlying funds. Asset allocation decisions are primarily inflation focused based on the adviser’s evaluations of U.S. price trends as measured by the CPI-U and the relative attractiveness of the broad asset classes in which the Fund invests. The adviser employs a four-step process that combines 1) long-term asset allocation research, 2) making asset allocation decisions based on the portfolio managers’ intermediate market term outlook, 3) constructing the portfolio and analyzing the investment capabilities of any underlying funds and/or portfolio managers responsible for individual asset strategies, and
4) monitoring portfolio exposures and weightings and rebalancing in response to market price action and changes in JPMIM’s market outlook. Throughout this process, the adviser conducts extensive research on inflationary markets and the inflation hedging capabilities of various asset classes. Buy and sell decisions for a particular strategy are made by the portfolio management teams responsible for individual investment strategies based on such portfolio team’s investment processes which may include bottom-up or top-down security selection processes, quantitative research, value or growth investing, passive and index investing and other investment processes applicable to such portfolio management teams.

Additional Investment Strategies

In addition
to the investments identified as being used as part of the Fund’s principal investment strategy, the Fund may invest in other types of securities and investments including adjustable rate mortgage loans, credit default swaps, mortgage dollar rolls, municipal securities, stripped mortgage-backed securities, and trust preferreds. Such investments are not currently used as part of the Fund’s principal strategy but may be in the future.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Investment Practices” section later in the prospectus and the Statement of Additional Information.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund’s investment strategy may
involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the policies in this prospectus are fundamental. The Fund’s Board of
Trustees may change the Fund’s investment objective and any of the policies in this prospectus without shareholder approval. All fundamental policies of the Fund are specifically identified in the Statement of Additional
Information.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks
associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the risks of the Fund are described below.

The Fund is exposed to the risks summarized below through its direct investments and investments in the Subsidiary and/or the underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Main Risks

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Strategy Risk. The Fund’s investment strategies may not work to maximize real return. The Fund may invest in derivatives and debt securities to mimic a portfolio of inflation-protected bonds either directly or through its Subsidiary or an underlying fund. There is no guarantee that this strategy will be effective. In addition, the Fund may have exposure to investments in inflation-protected securities which are subject to “Inflation-Protected Security Risk.” The Fund may also utilize certain types of securities as a proxy for inflation-protected securities such as REITs, real estate, commodities, natural resources or infrastructure. See “Commodity Risk,” “Securities of Real Estate Companies and REITs Risk,” and “Infrastructure Risk.” These investments may not reflect the impact of inflation.

Securities of Real Estate Companies and REITs Risk. Investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand

12

J.P. MORGAN FUNDS

for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market.
Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s and underlying fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, federal and state laws may restrict the remedies that a lender has when a borrower defaults on loans. The performance of the real estate securities is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

In addition to the risks facing real estate
securities, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. The Fund and the underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the Fund and the underlying fund.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Infrastructure Risk. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled markets, the effects of surplus capacity, increased competition from other providers of services, and uncertainty concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

Infrastructure-related securities
may be issued by companies that are highly leveraged, less creditworthy or financially distressed (also known as junk bonds). These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. Infrastructure-related companies may also be subject to “High Yield Securities Risk,” “Loan Risk” and “Foreign Securities and Emerging
Markets Risk.”

Foreign Securities and Emerging Markets Risk. The Fund may have significant exposure to foreign securities including securities in emerging markets. Investments in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies

DECEMBER 29, 2016

13

More About the Fund
(continued)

than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. The
Fund’s exposure to foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Geographic Focus Risk. In addition to the more general Foreign Securities and Emerging Markets Risk above, the Fund may focus its investments in one or more foreign regions or small group of companies. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Income
Securities Risk

Interest Rate Risk. The Fund invests in debt securities that will increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

The Fund may invest in variable and floating rate Loans and other variable and floating rate investments. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of variable and floating rate Loans and other investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers
and/or counterparties will not make payments on securities, repurchase agreements or other investments. Such defaults could result in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may be exposed to securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities.

Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries or the securities market as a whole, such as changes in economic or political conditions.
Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

The Fund may invest in common stock rights and
warrants. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses the amount it paid, if any, for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Derivatives Risk.
The Fund may use derivatives in connection with its investment strategies either directly or through investments in the Subsidiary or underlying funds. Derivatives may be riskier than other types of investments because they

14

J.P. MORGAN FUNDS

may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (which is the risk that the derivative counterparty will not fulfill its contractual obligations), and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, the Fund and underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the
Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (for
example, futures and options) that derive their value from the performance of underlying assets or securities.

High Yield Securities Risk. The Fund invests in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

As part of its high yield strategy, the Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller municipalities and companies (mid cap and small cap companies). The securities of smaller issuers may trade less frequently and in smaller volumes than securities of larger issuers. In addition, smaller issuers may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization issuers, especially over the short term. Because smaller issuers may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of an underlying fund’s investments.

Loan Risk. The Fund may invest in Loans including Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit
Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund may limits its investments in illiquid securities to no more than 15% of the underlying fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. In addition, the settlement

DECEMBER 29, 2016

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More About the Fund
(continued)

period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments.
Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically,
Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the underlying fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser. In addition, certain Loans may not be considered securities under the
Federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws.

When the Fund
acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. The Fund may not benefit directly from the collateral supporting the load in which it has purchased the loan participations or assignments.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Inflation-Protected Security Risk. Inflation-protected debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-protected securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though the principal is not received until maturity. There can also be no assurance that the inflation index used will accurately measure the actual rate of inflation in the prices of goods and services. Investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-protected securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered
(either by legislation, Executive Order, or other method) in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Commodity Risk. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand.
Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset

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J.P. MORGAN FUNDS

value), and there can be no assurance that the Fund’s use of leverage will be successful.

Swap Agreement Risk. In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. The Fund and the Subsidiary may use swaps to establish both long and short positions in order to gain the desired exposure. The Fund’s losses are potentially unlimited in short sale positions. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of an instrument. Because swap agreements are not exchange traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

Counterparty Risk. Commodity-linked
derivatives, repurchase agreements, swap agreements, and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of your investment could decline as a result. Though the Fund may attempt to limit counterparty risk by using counterparties whose credit rating is judged by the Fund or by a national rating organization to be of investment grade, there can be no guarantee that the counterparty will not default.

Tax Risk.
The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund may gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of Internal
Revenue Code, as amended (the Code), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. The IRS has issued a revenue ruling which holds that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings to other taxpayers in which the IRS concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income.

While the Fund might apply for its own private letter ruling from the IRS confirming that income from the
Fund’s investment in certain commodity-linked notes and income from the Fund’s investment in the Subsidiary will constitute qualifying income, there can be no assurance that the IRS will issue the ruling to the Fund or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The IRS currently has suspended issuing these types of private letter rulings pending further internal review. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury regulations and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The
Fund’s investment in the Subsidiary and its use of commodity-linked notes involve specific risks. See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the
Subsidiary. See “Commodity Risk” and “Derivatives Risk” for further information regarding commodity-linked notes, including the risks associated with these instruments.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940
Act. As described in “Tax Risk” above, the Fund has not received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. The Fund relies on the reasoning of private letter rulings from the IRS to other taxpayers with respect to its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (SAI) and could adversely affect the Fund.

Investment Company and ETF
Risk. The Fund’s net asset value will change with the value of the underlying funds and changes in the markets where the underlying funds invest. Because the Fund’s adviser or its affiliates provide services to and receive fees from the underlying funds, investments in an underlying fund benefit the adviser and/or its affiliates and may create a conflict of interest. In addition, the Fund may hold

DECEMBER 29, 2016

17

More About the Fund
(continued)

a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying funds. Certain underlying funds such as ETFs may not be actively managed.
Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount). In addition, ETFs and closed-end investment companies may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund invests in asset-backed, mortgage-related and mortgage-backed securities, which are subject to certain other risks. The value of these securities will be influenced by the factors affecting the property market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund
may invest in CMOs. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be particularly sensitive to changes in prevailing interest rates.

The Fund may invest in IO and PO mortgage-related
securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Natural Resources Risk. Equity
and equity-like securities of natural resources companies and associated businesses may be negatively impacted by variations, often rapid, in the commodities markets, the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, economic conditions, events relating to international political developments, environmental incidents, energy conservation and the success of exploration projects. Therefore, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws or by the relevant exchange or by a government or supervisory authority. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “commodity risks” as well as

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J.P. MORGAN FUNDS

the risks associated with the specific industry or industries in which the partnership invests. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Debt securities of MLPs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of MLPs. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

ETN Risk. In addition to risks associated with fixed income securities in general, ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from
ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation. ETNs are also subject to the risks associated with derivatives.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund or an underlying fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance.

High Portfolio
Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Additional Risks

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market.

DECEMBER 29, 2016

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More About the Fund
(continued)

In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a
“political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For
more information about risks associated with the types of investments that the Fund purchases, please read “Risk/Return Summary” and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in the Fund is subject to a
number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/

or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The
Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

In addition to investing in cash equivalents as part of its principal investment strategy, for liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid,
high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’
acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers
to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without

20

J.P. MORGAN FUNDS

these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

Expenses of Underlying Funds. The Fund may invest in other J.P. Morgan Funds to gain exposure to an inflation-sensitive asset class, a broad asset class or sector. The percentage of the Fund’s assets that will be allocated to underlying funds may be changed from time to time. To the extent that allocations among the underlying funds are changed or new underlying funds are utilized, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease.

The Fund will
invest in Class R6 Shares of the underlying funds to the extent they are available. If an underlying fund does not offer Class R6 Shares, the Fund will invest in Class R5 Shares of the underlying fund. Many of the underlying funds currently do not offer Class R5 or Class R6 Shares. As a result, the Fund may invest in Class L Shares of the underlying funds, or to the extent that an underlying fund does not have Class L Shares, the Fund may invest in Class I Shares of an underlying fund. Class L and
Class I Shares have higher expenses than Class R5 and Class R6 Shares, and Class R5 Shares have higher expenses than Class R6 Shares. To the extent that the Fund invests in shares of the underlying funds that do not offer Class R6
Shares, the Fund’s total expenses will be higher. To avoid charging a separate shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waivers and/or Expense Reimbursements” for Class A, Class C, and Class I Shares in
the Annual Fund Operating Expenses table.

DECEMBER 29, 2016

21

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by
Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple
class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue
other classes of shares that have different expense levels and performance and different requirements for who may invest. Call
1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The
Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/16, JPMIM was paid a management fee (net of waivers) of 0.00% as a percentage of average daily net assets.

Effective July 29, 2016, the shareholders of the Fund approved a new investment advisory agreement for the Fund. Under the new agreement, JPMIM is paid a management fee of 0.50% as a percentage of average daily net assets. A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement is available in the annual report for the fiscal year ended August 31, 2016.

The Portfolio Managers

The Fund is managed by JPMIM’s Multi-Asset Solutions team. The members of the Multi-Asset Solutions team responsible for management and oversight of the Fund are Nicole Goldberger, Jeffrey A. Geller,
Katherine Santiago, Maddi Dessner, and Morgan Metz. In their capacity as portfolio managers, Ms. Goldberger, Mr. Geller, Ms. Santiago, Ms. Dessner, and Ms. Metz and the team of investment professionals manage the portfolio construction, investment strategy selection and tactical asset allocation processes for the Fund. Ms. Goldberger, Managing Director and CFA charterholder, has been an employee of JPMIM and a member of Multi-Asset Solutions since 2003 and has been a portfolio manager of the Fund since December 2011. Mr. Geller, Managing Director and CFA charterholder, has been a portfolio manager of the Fund since its inception and is Chief Investment Officer (CIO) for the Americas of Multi-Asset Solutions. An employee of JPMIM since 2006, he provides oversight with respect to manager and strategic suitability and fit and ensuring that the team’s asset allocation views are reflected appropriately across a diverse set of mandates. Ms. Santiago, Managing Director and CFA charterholder, has been an employee of JPMIM since 2005, a portfolio manager of the Fund since its inception and leads the Quantitative Research Team. Ms. Dessner, Managing Director and CFA charterholder, has been an employee of JPMIM since 1995, a member of Multi-Asset Solutions since 2005 and has been a portfolio manager of the Fund since December 2011. Ms. Metz, Vice President and CFA charterholder, has been an employee of JPMIM and a member of Multi-Asset Solutions since 2011. As a member of Multi-Asset Solutions, she has assisted with the management of the Fund since 2012. Ms. Metz has been a portfolio manager of the Fund since March 2017.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.10% of the Fund’s average daily net assets on the first $500 million in Fund assets; 0.075% of the Fund’s average daily net assets between $500 million and $1 billion and 0.05% of the Fund’s average daily net assets in excess of $1 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class C and Class I Shares of the Fund.

JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the

22	J.P. MORGAN FUNDS

annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder service fees, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

The Fund’s Wholly-Owned Subsidiary

The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same in all material respects as the policies and procedures adopted by the Fund. As a result, in managing the Subsidiary’s portfolio, JPMIM is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Subsidiary has entered into separate contracts with JPMIM and its affiliates to provide investment advisory and other services to the Subsidiary. JPMIM has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMIM by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board. The Subsidiary also has entered into separate contracts for the provision of custody, transfer agency and audit services. Consolidated results of the Fund and its Subsidiary will be included in the Fund’s annual reports and semi-annual reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please see the SAI for additional information about the organization and management of the Subsidiary.

DECEMBER 29, 2016	23

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

24	J.P. MORGAN FUNDS

	Class A	Class C	Class I
Eligibility[1]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.[2]

Minimum Investment[1,3,4,5]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 — Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds[2] or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan.[7]

Minimum Subsequent Investments[1]	$50[8]	$50[8]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.

DECEMBER 29, 2016	25

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I
Systematic Investment Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 4.50% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

•  1.00% on redemptions made within 12 months after purchase.

•  0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

26	J.P. MORGAN FUNDS

[2]

May also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[3]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the Glossary), as well as for certain fee-based programs. The J.P. Morgan Funds reserve the right to waive any initial or subsequent investment minimum.

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[5]

Effective 4/3/17, new Group Retirement Plans are not eligible to purchase Class A, Class C or Class I Shares. Group Retirement Plans (an their successor, related and affiliated plans) which have these share classes of the Fund available to participants on or before 4/3/17, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts.

[6]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[7]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per Fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[8]	Minimum subsequent investment amount for Systematic Investment Plans established before 3/1/15 is $25.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the J.P. Morgan Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	4.50	4.71	4.05	0.00
$100,000 to $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fee with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

DECEMBER 29, 2016	27

Investing with J.P. Morgan Funds (continued)

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months — 1.00%

Class I Shares

There is no sales charge, commission or CDSC associated with Class I Shares.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the J.P. Morgan Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death.

28	J.P. MORGAN FUNDS

Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Class I and Class L Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix A. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

DECEMBER 29, 2016	29

Investing with J.P. Morgan Funds (continued)

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

8.	Purchased in an account where the Distributor is the broker of record as of 4/10/17.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please see “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the

30	J.P. MORGAN FUNDS

CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Sold as a return of excess contributions from an IRA Account.

8.	Sold to pay JPMDS or a Financial Intermediary account-related fees (only if the transaction is initiated by JPMDS or the Financial Intermediary).

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at net asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

DECEMBER 29, 2016	31

Investing with J.P. Morgan Funds (continued)

3.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Shares of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A Shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Effective April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services will be made by the Distributor as shareholder servicing agent, from the shareholder service fee (to be known as the “service fee”). From time to time, JPMIM or its affiliate may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Shareholder Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Service Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

32	J.P. MORGAN FUNDS

Class C Shares Conversion Feature

Class C Shares held in an account where the Distributor is the broker of record on 4/21/17 will convert to Class A Shares on or about 4/21/17. If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after 4/21/17, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer. Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of the Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

DECEMBER 29, 2016	33

Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The J.P. Morgan Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The J.P. Morgan Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

34	J.P. MORGAN FUNDS

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

DECEMBER 29, 2016	35

Investing with J.P. Morgan Funds (continued)

EXCHANGE PRIVILEGES

Class A Shares of the Fund may be exchanged for:

• Class A Shares of another J.P. Morgan Fund,

• Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

• Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of the Fund may be exchanged for:

• Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

• Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of the Fund may be exchanged for:

• Class I Shares of another J.P. Morgan Fund, or

• Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of the Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

36	J.P. MORGAN FUNDS

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

DECEMBER 29, 2016	37

Investing with J.P. Morgan Funds (continued)

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below

38	J.P. MORGAN FUNDS

minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

DECEMBER 29, 2016	39

Investing with J.P. Morgan Funds (continued)

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

40	J.P. MORGAN FUNDS

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, quarterly. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a

DECEMBER 29, 2016	41

Investing with J.P. Morgan Funds (continued)

check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

An underlying fund’s or the Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the underlying fund’s or the Fund’s yield on those securities would be decreased. If at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies (as is expected to be the case for the Fund), the Fund may elect to “pass through” to its shareholders the amount of foreign taxes deemed paid by the Fund. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amounts in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both). In addition, an underlying fund’s or the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the underlying fund’s or the Fund’s recognition of ordinary income and may affect the timing or amount of the underlying fund’s or the Fund’s distributions.

An underlying fund’s or the Fund’s investment in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments and so-called “passive foreign investment companies” may require an underlying fund or the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund or the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. An underlying fund’s or the Fund’s investment in REIT securities also may result in the underlying fund’s or the Fund’s receipt of cash in excess of the REIT’s earnings; if the underlying fund or Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.

An underlying fund’s or the Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the underlying fund or the Fund, defer losses to the underlying fund or

42	J.P. MORGAN FUNDS

the Fund, cause adjustments in the holding periods of the underlying fund’s or the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. An underlying fund’s or the Fund’s use of these types of transactions may result in the underlying fund or Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary

DECEMBER 29, 2016	43

Investing with J.P. Morgan Funds (continued)

may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than ten calendar days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings and percentage allocation of underlying funds and allocation to direct investments in equity securities as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund may post these schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

44	J.P. MORGAN FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group emploer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

DECEMBER 29, 2016	45

Investment Practices

The table discusses the types of investments which can be held by the Fund. In each case, the related types of risk are also listed.

INSTRUMENT	RISK TYPE
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political Valuation

46	J.P. MORGAN FUNDS

INSTRUMENT	RISK TYPE
Commodity-Linked Derivatives: Instruments whose value derives from the price of a commodity, including commodity futures and commodity options.	Credit Interest Rate Liquidity Market
Common Stock: Shares of ownership of a company.	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Credit Market
Contracts for Differences: An arrangement made in a futures contract whereby differences in settlement are made through cash payments, rather than the delivery of physical goods or securities.	Credit Leverage Liquidity Management Market
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	Credit Currency Foreign Investments Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	Investment Company Market

DECEMBER 29, 2016	47

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors.	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	Foreign Investment Liquidity Market Political Prepayment Valuation
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Credit Currency Interest Rate Political
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	Market
Investment Company Securities: Shares of other investment companies, including funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships (MLPs): Limited partnerships that are publicly traded on a securities exchange.	Market
Mortgages (Directly Held): Debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation

48	J.P. MORGAN FUNDS

INSTRUMENT	RISK TYPE
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), and other asset-backed structures.	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Credit Interest Rate Market Natural Event Political Prepayment Tax Valuation
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market Valuation

DECEMBER 29, 2016	49

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Credit Leverage Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Market
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Credit Foreign Investment Liquidity Political Valuation
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation

50	J.P. MORGAN FUNDS

INSTRUMENT	RISK TYPE
Temporary Defensive Positions: To respond to unusual circumstances, the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry-Safekeeping (“CUBES”).	Interest Rate Market

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.

Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities

DECEMBER 29, 2016	51

Investment Practices (continued)

Risk related to certain investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls, adverse economic developments and exchange rate volatility. These risks are increased in emerging markets.

Government securities risk U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations are not backed by the full faith of the U.S. government and no assurance can be given that the U.S. government Would provide financial support.

High yield securities risk High yield, high risk securities (also known as junk bonds) which are considered to be speculative, are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and a potential lack of a secondary or public market for securities.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

Zero-Coupon securities risk The market value of these securities are generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. Actions required by federal income tax law may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.

52	J.P. MORGAN FUNDS

This Page Intentionally Left Blank.

DECEMBER 29, 2016	53

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the other periods presented has been audited by PricewaterhouseCoopers LLP whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Diversified Real Return Fund
Class A
Year Ended August 31, 2016	$13.61	$0.26		$0.49	$0.75	$(0.27)	$—		$(0.27)
Year Ended August 31, 2015	15.08	0.23	(g)	(1.47)	(1.24)	(0.23)	—		(0.23)
Year Ended August 31, 2014	14.25	0.22	(g)	0.89	1.11	(0.28)	—		(0.28)
Year Ended August 31, 2013	15.07	0.21		(0.78)	(0.57)	(0.24)	(0.01)		(0.25)
Year Ended August 31, 2012	15.14	0.21	(g)	(0.11)	0.10	(0.17)	—	(h)	(0.17)

Class C
Year Ended August 31, 2016	13.56	0.17		0.50	0.67	(0.19)	—		(0.19)
Year Ended August 31, 2015	15.05	0.16	(g)	(1.47)	(1.31)	(0.18)	—		(0.18)
Year Ended August 31, 2014	14.20	0.14	(g)	0.89	1.03	(0.18)	—		(0.18)
Year Ended August 31, 2013	15.03	0.12		(0.76)	(0.64)	(0.18)	(0.01)		(0.19)
Year Ended August 31, 2012	15.13	0.14	(g)	(0.12)	0.02	(0.12)	—	(h)	(0.12)

Class I*
Year Ended August 31, 2016	13.66	0.28		0.50	0.78	(0.30)	—		(0.30)
Year Ended August 31, 2015	15.13	0.26	(g)	(1.47)	(1.21)	(0.26)	—		(0.26)
Year Ended August 31, 2014	14.29	0.26	(g)	0.89	1.15	(0.31)	—		(0.31)
Year Ended August 31, 2013	15.10	0.24		(0.78)	(0.54)	(0.26)	(0.01)		(0.27)
Year Ended August 31, 2012	15.16	0.28	(g)	(0.14)	0.14	(0.20)	—	(h)	(0.20)
(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.005.
*	Formerly, Select Class Shares.

54	J.P. MORGAN FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)(d)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (f)

$14.09	5.61%	$2,968,684	0.64%	1.91%		1.54%	95%
13.61	(8.28)	2,020,268	0.61	1.58	(g)	1.29	91
15.08	7.88	2,001,598	0.61	1.51	(g)	1.13	59
14.25	(3.81)	3,345,116	0.61	1.39		0.99	39
15.07	0.70	1,904,463	0.61	1.43	(g)	1.29	42

14.04	5.04	432,469	1.14	1.25		2.11	95
13.56	(8.74)	494,218	1.11	1.10	(g)	1.78	91
15.05	7.34	443,103	1.11	0.98	(g)	1.60	59
14.20	(4.29)	2,073,901	1.11	0.82		1.49	39
15.03	0.16	2,091,357	1.11	0.96	(g)	1.88	42

14.14	5.84	14,726,044	0.39	2.04		1.09	95
13.66	(8.06)	14,180,339	0.36	1.80	(g)	0.94	91
15.13	8.16	19,224,967	0.36	1.75	(g)	0.90	59
14.29	(3.58)	17,911,308	0.36	1.59		0.74	39
15.10	0.95	12,897,374	0.36	1.86	(g)	1.00	42

DECEMBER 29, 2016	55

Appendix A – Financial Intermediary-Specific Sales Charge Waivers

WAIVERS APPLICABLE TO PURCHASE THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify Merrill Lynch at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. With regard to these waivers and discounts, Merrill Lynch is responsible for the implementation on the Merrill Lynch platform or accounts.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Exchanges as described in this prospectus.

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members as defined by Merrill Lynch.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same retail brokerage account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Merrill Lynch Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through Merrill Lynch Rights of Reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only). Merrill Lynch will pay the Distributor a prorated portion of the applicable CDSC the Distributor would have received when the exchange occurs. The Distributor will receive the amount of the CDSC minus the amount of Rule 12b-1 fees that it has already received during the holding period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent (as described in this prospectus)

Breakpoints.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL

Effective April 10, 2017, shareholders purchasing Fund shares through LPL Financial’s Mutual Fund Only Platform will be eligible only for the following front-end sales charge waivers for Class A Shares, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Sales charges will be waived for Class A Shares bought by clients of LPL Financial who are accessing the J.P. Morgan Funds through LPL Financial’s mutual fund only platform.

With regard to this waiver, LPL Financial is responsible for the implementation on its platform.

56	J.P. MORGAN FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. April 2017. PR-DRRACS-1216-2

Prospectus

J.P. Morgan Income Funds

Class A, Class C & Class I* Shares

December 29, 2016, as supplemented April 10, 2017

JPMorgan Floating Rate Income Fund

Class/Ticker: A/JPHAX; C/JPHCX; I/JPHSX

*	Formerly, Select Class Shares.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Floating Rate Income Fund

Class/Ticker: A/JPHAX; C/JPHCX; I*/JPHSX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 19 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price of Shares	2.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of the Original Cost of Shares	NONE	1.00%	NONE
	(under $500,000)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.55%	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.42	0.43	0.36
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.17	0.18	0.11
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.23	1.74	0.92
Fee Waivers and Expense Reimbursements[1]	(0.23)	(0.24)	(0.17)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.00	1.50	0.75

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.00%, 1.50% and 0.75% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 12/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 12/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

DECEMBER 29, 2016	1

JPMorgan Floating Rate Income Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	325	584	864	1,660
CLASS C SHARES ($)	253	525	921	2,032
CLASS I SHARES ($)	77	276	493	1,116

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	325	584	864	1,660
CLASS C SHARES ($)	153	525	921	2,032
CLASS I SHARES ($)	77	276	493	1,116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests mainly in floating rate debt instruments issued by corporations. These investments include leveraged loan assignments and participations (Loans) and commitments to purchase Loans (Unfunded Commitments). Loans will typically consist of senior secured floating rate loans (Senior Secured Loans) but may also include unsecured loans, second lien loans, bridge loans or loans that are junior or subordinated (Junior Loans). Leveraged loans generally are rated below investment grade or are considered by the adviser to be below investment grade debt securities (also known as “junk bonds,” “high yield securities” and “non-investment grade bonds”). In addition to investing in Loans, as part of its principal strategy, the Fund may also invest in other floating rate high yield securities such as corporate bonds. In addition, the Fund may invest in other corporate debt securities, warrants and rights, convertible securities, common stock, preferred stock and cash equivalents.

Under normal circumstances, the Fund will invest at least 80% of its Assets in floating rate instruments including Loans, convertible securities, corporate bonds, preferred shares and other floating rate debt instruments. Floating rate instruments also include equity securities (or rights to acquire securities) that are structured to pay a floating rate of income and money market investment companies. “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade securities or unrated securities that the adviser deems to be of equivalent quality. Such securities may include so-called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. Generally, the Fund will not invest, at the time of investment, more than 40% of total assets in unrated securities and securities rated CCC+/Caa1 or lower using the highest rating assigned to each instrument by a nationally recognized statistical rating organization (NRSRO).

The Fund generally invests in securities issued in U.S. dollars including U.S. dollar-denominated securities issued by foreign corporations and U.S. affiliates of foreign corporations. Up to 20% of the Fund’s total assets may be invested in non-U.S. dollar denominated securities in foreign and “emerging markets.” Generally, the Fund attempts to minimize currency exposure to foreign currencies through hedging.

Because of the nature of the Fund’s investments, the Fund may, from time to time, acquire securities and instruments related to its holdings that are issued in connection with amendments, waivers, conversions, exchanges, warrants, and rights offerings, as well as bankruptcy reorganizations and other financial or other corporate reorganizations. These securities and instruments include the types of securities that the Fund invests in directly as part of its principal strategy such as Loans, common stock, preferred stock, warrants and rights, corporate bonds, and notes, as well as other types of securities and instruments such as pay-in-kind (PIK) notes, zero-coupon notes, and private placements.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, forwards and other foreign currency transactions in the management of portfolio investments. The Fund may also use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may use swaps structured as credit default swaps related to individual Loans or other securities or indexes of Loans or securities to gain or limit exposure to Loans and other securities, to mitigate risk exposure and to manage cash flow needs. In addition, the Fund may use currency derivatives to hedge non-dollar investments back to the U.S. dollar.

2	J.P. MORGAN INCOME FUNDS

The adviser buys and sells securities and investments for the Fund through a value-oriented, bottom-up research process that utilizes fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries and structures while minimizing credit risk. Such fundamental credit analysis includes focusing on the issuer’s underlying business prospects, capital requirements, capital structure, collateral, covenants, enterprise value, liquidity and management. The adviser strives to mitigate credit risk with research of sectors and issuers and will search for opportunities in inefficient sectors of the market where credit ratings have not caught up with fundamentals. The adviser’s fundamental analysis will be complemented by its macroeconomic insights as they relate to factors such as default rates and capital market liquidity. In addition to traditional fundamental credit and valuation analysis for distressed debt investments, the adviser focuses on identifying the cause (or potential causes) of a company’s distress and identifying catalysts that drive value creation and downside risk. To assess downside risk and upside potential of a particular investment, the adviser generally focuses on analyzing the potential volatility of a company’s enterprise value relative to the leveraged market value of the prospective or current investment.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund invests in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund’s investments are also subject to credit risk. Credit risk is the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate, leading to greater price volatility and potentially making it difficult for the Fund to sell such investments. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some Loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market,

DECEMBER 29, 2016	3

JPMorgan Floating Rate Income Fund (continued)

liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Foreign Securities and Emerging Markets Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such countries. The Fund may also invest in non-U.S. dollar denominated securities. Investments in non-U.S. dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Derivatives Risk. Derivatives, including futures contracts, options, swaps, forwards and other foreign currency transactions, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

4	J.P. MORGAN INCOME FUNDS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly Select Class Shares) has varied from year to year over the past four calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the Credit Suisse Leveraged Loan Index, the Bloomberg Barclays U.S. Aggregate Index, and the Lipper Loan Participation Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	3.18%
Worst Quarter	3rd quarter, 2015	–2.43%

The Fund’s year-to-date total return through 9/30/16 was 6.60%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund Since (6/1/11)
CLASS I SHARES
Return Before Taxes	(2.28)%	2.29%
Return After Taxes on Distributions	(4.08)	0.52
Return After Taxes on Distributions and Sale of Fund Shares	(1.26)	1.03
CLASS A SHARES
Return Before Taxes	(4.71)	1.19
CLASS C SHARES
Return Before Taxes	(4.03)	1.53
CREDIT SUISSE LEVERAGED LOAN INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.38)	3.36
BLOOMBERG BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.55	2.88
LIPPER LOAN PARTICIPATION FUNDS INDEX
(Reflects No Deduction for Taxes)	(1.21)	2.64

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
William J. Morgan	2011	Managing Director
James P. Shanahan, Jr.	2011	Managing Director
Chad A. Engelbert	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

DECEMBER 29, 2016	5

JPMorgan Floating Rate Income Fund (continued)

In general, you may purchase or redeem shares on any busi- ness day;

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Ser- vices at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial

Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	J.P. MORGAN INCOME FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund’s main investment strategies are summarized in the Fund’s Risk/Return Summary. Additional information about some of the Fund’s main investment strategies is included below. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of the Fund, but that may become more important to the Fund’s management in the future.

MAIN INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its Assets in floating rate instruments including Loans, convertible securities, corporate bonds, preferred shares and other floating rate debt instruments. Floating rate instruments also include equity securities (or rights to acquire securities) that are structured to pay a floating rate of income and money market investment companies. The Fund will provide shareholders with at least 60 days notice of a change in the policy to invest at least 80% of its Assets in floating rate instruments. “Assets” means net assets plus the amount of borrowings for investment purposes.

Generally, the Fund will not invest more than 40% of total assets in unrated securities and securities rated CCC+/Caa1 or lower at the time of investment, using the highest rating assigned to each instrument by a NRSRO. For example, if one NRSRO assigns a rating of BBB to a security and one or more others assign a rating of CCC+ to a security, the security will be deemed to be rated BBB. A security will be considered to be a rated security if at least one NRSRO assigns a rating to the security.

The Fund generally invests in securities issued in U.S. dollars including U.S. dollar-denominated securities issued by foreign corporations and U.S. affiliates of foreign corporations. Up to 20% of the Fund’s total assets may be invested in non-U.S. dollar denominated securities in currencies in foreign and “emerging markets.” Generally, the Fund attempts to minimize currency exposure to foreign currencies through hedging.

Because of the nature of the Fund’s investments, the Fund may, from time to time, acquire securities and instruments related to its holdings that are issued in connection with amendments, waivers, conversions, exchanges, warrants, and rights offerings, as well as bankruptcy reorganizations and other financial or other corporate reorganizations (collectively, “Reorganizations”). These securities and instruments include the types of securities that the Fund invests in directly such as Loans, common stock, preferred stock, warrants and rights, corporate bonds, and notes. In connection with a company’s reorganization, the Fund, either alone or in conjunction with other creditors, may provide financing to a debtor-in-

possession by investing in notes or making a loan to the company.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, forwards and other foreign currency transactions in the management of portfolio investments. The Fund may also use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may use swaps structured as credit default swaps related to individual Loans or other securities or indexes of Loans or securities to gain or limit exposure to Loans and other securities, to mitigate risk exposure and manage cash flow needs. The Fund may be both a buyer and seller of credit default swaps. In addition, the Fund may use currency derivatives to hedge non-dollar investments back to the U.S. dollar.

ADDITIONAL STRATEGIES

In addition to the types of securities the Fund invests in directly as part of its principal strategy, the Fund may acquire other types of securities and instruments related to its holdings that are issued in connection with Reorganizations such as PIK notes, zero-coupon notes, and private placements.

INVESTMENT PROCESS

The adviser buys and sells securities and investments for the Fund through a value-oriented, bottom-up research process that utilizes fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries and structures while minimizing credit risk. Such fundamental credit analysis includes focusing on the issuer’s underlying business prospects, capital requirements, capital structure, collateral, covenants, enterprise value, liquidity and management. The adviser strives to mitigate credit risk with continuous research of sectors and issuers and will search for opportunities in inefficient sectors of the market where credit ratings have not caught up with fundamentals. The adviser’s fundamental analysis will be complemented by its macroeconomic insights as they relate to factors such as default rates and capital market liquidity. In addition to traditional fundamental credit and valuation analysis, for distressed debt investments, the adviser focuses on identifying the cause (or potential causes) of a company’s distress and identifying catalysts that drive value creation and downside risk. To assess downside risk and upside potential of a particular investment, the adviser focuses on analyzing the potential volatility of a company’s enterprise value relative to the leveraged market value of the prospective or current investment.

DECEMBER 29, 2016	7

More About the Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON–FUNDAMENTAL POLICIES
The Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the policies in this prospectus are fundamental. The Fund’s Board of Trustees may change the Fund’s investment objectives and any of the policies in this prospectus without shareholder approval. All fundamental policies of the Fund are specifically identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the Investment Practices section later in the prospectus and in the Statement of Additional Information.

An investment in the Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if the Fund is suitable for you.

MAIN RISKS

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund invests in debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Fund invests in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. The Fund may invest up to 100% of its total assets in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financial distressed. Non-investment grade debt securities can be more sensitive to

8	J.P. MORGAN INCOME FUNDS

short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Loan Risk. The Fund may invest all of its assets in Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk” and “Foreign Securities and Emerging Markets Risk.” Although Loans generally are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser. In addition, certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws.

When the Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, in addition to the credit risk of the borrower, the Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. Under a loan participation, the Fund may have no direct rights to enforce the terms of the loan against the borrower. The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participation or assignment.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risk. The Fund may invest in foreign securities including securities in emerging markets. Investments in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of

DECEMBER 29, 2016	9

More About the Fund (continued)

many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you may sustain sudden and sometimes substantial fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent the Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. In addition, the Fund may engage in such transactions as a substitute for securities in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or for risk management purposes or to increase income or gain to the Fund. While the Fund’s use of hedging strategies is intended to reduce the volatility of the NAV, the NAV of the Fund will fluctuate. There can be no assurance that the Fund’s hedging activities will be effective, and the Fund will incur costs in connection with the hedging. Currency hedging may limit the Fund’s return if the relative values of currencies change. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

10	J.P. MORGAN INCOME FUNDS

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

The Fund may invest in common stock rights and warrants. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses the amount it paid, if any, for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risks factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not. Contingent convertible securities are not used as part of the principal investment strategy of the Fund.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

DECEMBER 29, 2016	11

More About the Fund (continued)

ADDITIONAL RISKS

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws or by the relevant exchange or by a governmental or supervisory authority. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Zero-Coupon Note Risk. The market value of a zero-coupon security is generally more volatile than the market value of, and is more sensitive to, changes in interest rates and credit quality than other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon note accrue a portion of the discount at which the note was purchased as taxable income each year, even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon notes) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary” and “Investment Practices” section later in the prospectus and in the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

CASH POSITIONS

The Fund may invest in cash and cash equivalents. These investments may result in a lower yield than lower-quality or longer-term investments.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. These investments may also be inconsistent with the Fund’s main investment strategies.

12	J.P. MORGAN INCOME FUNDS

Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

DECEMBER 29, 2016	13

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/16, JPMIM was paid management fees (net of waivers) as shown below, as a percentage of average daily net assets:

Floating Rate Income Fund	0.55%

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended August 31.

The Portfolio Managers

The Fund’s portfolio management approach is team-based. The Fund’s portfolio management team is comprised of William J. Morgan, Managing Director, James P. Shanahan, Jr., Managing Director, and Chad A. Engelbert, Executive Director and CFA charterholder. Mr. Morgan is a co-head of a JPMIM high yield team and a portfolio manager responsible for high yield and bank loan accounts. An employee of JPMIM or predecessor firms since 1998, Mr. Morgan has worked in the high yield investment industry since 1982 and has been a portfolio manager of the Fund since its inception. An employee of JPMIM or predecessor firms since 1998, Mr. Shanahan is also co-head of the high yield team and also a portfolio manager for high yield and bank loan accounts. Mr. Shanahan has served as a portfolio manager of the Fund since its inception. Mr. Engelbert has been an employee of JPMIM or predecessor firms since 2000 and joined the portfolio management team of the Fund in 2013. In addition to his duties as portfolio manager, Mr. Engelbert is a high yield credit analyst currently covering the utility, midstream and retail industries.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class C and Class I Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial

14	J.P. MORGAN INCOME FUNDS

planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder service fees, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

DECEMBER 29, 2016	15

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

16	J.P. MORGAN INCOME FUNDS

	Class A	Class C	Class I
Eligibility[1,2]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.[3]

Minimum Investment[1,4,5]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds[2] or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan.[7]

Minimum Subsequent Investments[1]	$50[8]	$50[8]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Systematic Investment Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.

DECEMBER 29, 2016	17

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 2.25% for the Fund reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	On purchases of $500,000 or more: • 0.75% on redemptions made within 18 months after purchase.	• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[2]

Effective April 3, 2017, new Group Retirement Plans (as defined in the Glossary) are not eligible to purchase Class A, Class C or Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of the Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts.

[3]

May also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[4]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the glossary), as well as for certain fee-based programs. The J.P. Morgan Funds reserve the right to waive any initial or subsequent investment minimum.

[5]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[6]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[7]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per Fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[8]	Minimum subsequent investment amount for Systematic Investment Plans established before 3/1/15 was $25.

18	J.P. MORGAN INCOME FUNDS

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finder’s fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	2.25	2.30	2.00	0.00
$100,000 to $249,999	1.75	1.78	1.50	0.00
$250,000 to $499,999	1.25	1.27	1.00	0.00

Amount of Investment	Sales Charge as of % of Offering Price	Sales Charge as of % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$500,000 to $3,999,999	0.00	0.00	0.75	0-18 months — 0.75%
$4,000,000 to $9,999,999	0.00	0.00	0.50
$10,000,000 or more	0.00	0.00	0.25
[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price	CDSC as a % of your Redemption
$0 to $3,999,999	0.00	0.00	0.75	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.50	0.00
$10,000,000 or more	0.00	0.00	0.25	0.00

DECEMBER 29, 2016	19

Investing with J.P. Morgan Funds (continued)

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months — 1.00%

Class I Shares

There is no sales charge, commission or CDSC associated with Class I Shares.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the J.P. Morgan Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death.

Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

20	J.P. MORGAN INCOME FUNDS

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Class I and Class L Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix A. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

DECEMBER 29, 2016	21

Investing with J.P. Morgan Funds (continued)

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

8.	Purchased in an account where the Distributor is the broker of record as of 4/10/17.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

22	J.P. MORGAN INCOME FUNDS

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Sold as a return of excess contributions from an IRA Account.

8.	Sold to pay JPMDS or a Financial Intermediary account-related fees (only if the transaction is initiated by JPMDS or the Financial Intermediary).

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at net asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

DECEMBER 29, 2016	23

Investing with J.P. Morgan Funds (continued)

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Shares of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A Shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Effective April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services will be made by the Distributor as shareholder servicing agent, from the shareholder service fee (to be known as the “service fee”). From time to time, JPMIM or its affiliate may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Shareholder Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Service Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%

24	J.P. MORGAN INCOME FUNDS

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

Class C Shares Conversion Feature

Class C Shares held in an account where the Distributor is the broker of record on 4/21/17 will convert to Class A Shares on or about 4/21/17. If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after 4/21/17, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer. Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of the Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

DECEMBER 29, 2016	25

Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The J.P. Morgan Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Withdrawal Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

26	J.P. MORGAN INCOME FUNDS

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

DECEMBER 29, 2016	27

Investing with J.P. Morgan Funds (continued)

EXCHANGE PRIVILEGES

Class A Shares of the Fund may be exchanged for:

•  Class A Shares of another J.P. Morgan Fund,

•  Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

•  Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of the Fund may be exchanged for:

•  Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•  Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of the Fund may be exchanged for:

•  Class I Shares of another J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of the Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

28	J.P. MORGAN INCOME FUNDS

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

DECEMBER 29, 2016	29

Investing with J.P. Morgan Funds (continued)

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large

30	J.P. MORGAN INCOME FUNDS

redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

DECEMBER 29, 2016	31

Investing with J.P. Morgan Funds (continued)

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

32	J.P. MORGAN INCOME FUNDS

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares dividends of and distributes net investment income, if any, at least monthly. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

DECEMBER 29, 2016	33

Investing with J.P. Morgan Funds (continued)

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

The Fund’s investment in certain debt obligations and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.

34	J.P. MORGAN INCOME FUNDS

The Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary

DECEMBER 29, 2016	35

Investing with J.P. Morgan Funds (continued)

may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than seven calendar days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund may also disclose the Fund’s ten largest portfolio holdings and the percentage that each represents of the Fund’s portfolio as of the most recent month end online at www.jpmorganfunds.com.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

36	J.P. MORGAN INCOME FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group emploer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

DECEMBER 29, 2016	37

Investment Practices

This table discusses types of investments which can be held by the Fund. In each case the related types of risk are also listed.

INSTRUMENT	RISKS
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Common Stock: Shares of ownership of a company.	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	Credit Currency Foreign Investments Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	Foreign Investment Liquidity Market Political Prepayment Valuation

38	J.P. MORGAN INCOME FUNDS

INSTRUMENT	RISKS
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Initial Public Offerings (IPOs): A transaction in which a previously private company makes its first sale of stock to the public.	Market
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships (MLPs): Limited partnerships that are publicly traded on a securities exchange.	Market
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market Valuation

DECEMBER 29, 2016	39

Investment Practices (continued)

INSTRUMENT	RISKS
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	Credit Currency Interest Rate Liquidity Market Political Valuation
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities

40	J.P. MORGAN INCOME FUNDS

Risk related to certain investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

High yield securities risk High yield, high risk securities (also known as junk bonds) which are considered to be speculative, are subject to great risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risk associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

Zero-Coupon securities risk The market value of these securities are generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. Actions required by federal income tax law may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

DECEMBER 29, 2016	41

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Floating Rate Income Fund
Class A
Year Ended August 31, 2016	$9.56	$0.40	(d)	$(0.20)	$0.20	$(0.40)	$—		$(0.40)
Year Ended August 31, 2015	10.04	0.38	(d)	(0.47)	(0.09)	(0.39)	—	(e)	(0.39)
Year Ended August 31, 2014	10.02	0.39	(f)	0.02	0.41	(0.38)	(0.01)		(0.39)
Year Ended August 31, 2013	9.89	0.43		0.14	0.57	(0.43)	(0.01)		(0.44)
Year Ended August 31, 2012	9.41	0.47	(d)	0.44	0.91	(0.43)	—	(e)	(0.43)

Class C
Year Ended August 31, 2016	9.54	0.35	(d)	(0.19)	0.16	(0.36)	—		(0.36)
Year Ended August 31, 2015	10.02	0.33	(d)	(0.46)	(0.13)	(0.35)	—	(e)	(0.35)
Year Ended August 31, 2014	10.01	0.34	(f)	0.02	0.36	(0.34)	(0.01)		(0.35)
Year Ended August 31, 2013	9.88	0.40		0.13	0.53	(0.39)	(0.01)		(0.40)
Year Ended August 31, 2012	9.41	0.44	(d)	0.42	0.86	(0.39)	—	(e)	(0.39)

Class I*
Year Ended August 31, 2016	9.57	0.42	(d)	(0.19)	0.23	(0.43)	—		(0.43)
Year Ended August 31, 2015	10.05	0.40	(d)	(0.46)	(0.06)	(0.42)	—	(e)	(0.42)
Year Ended August 31, 2014	10.03	0.42	(f)	0.02	0.44	(0.41)	(0.01)		(0.42)
Year Ended August 31, 2013	9.89	0.46		0.15	0.61	(0.46)	(0.01)		(0.47)
Year Ended August 31, 2012	9.41	0.50	(d)	0.43	0.93	(0.45)	—	(e)	(0.45)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
*	Formerly, Select Class Shares.

42	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$9.36	2.30%	$83,254	0.99%	4.29%		1.22%	41%
9.56	(0.92)	85,854	0.99	3.85		1.25	16
10.04	4.15	168,575	0.98	3.85	(f)	1.15	61
10.02	5.90	158,323	0.97	4.64		1.16	42
9.89	9.82	63,811	0.97	4.80		1.20	65

9.34	1.78	21,937	1.49	3.79		1.73	41
9.54	(1.37)	26,637	1.49	3.35		1.73	16
10.02	3.59	22,738	1.48	3.35	(f)	1.65	61
10.01	5.50	15,323	1.47	4.07		1.65	42
9.88	9.24	2,408	1.47	4.45		1.68	65

9.37	2.55	868,497	0.74	4.51		0.91	41
9.57	(0.61)	1,946,646	0.74	4.09		0.92	16
10.05	4.40	2,930,115	0.73	4.10	(f)	0.90	61
10.03	6.25	3,158,706	0.72	4.85		0.91	42
9.89	10.09	781,827	0.72	5.12		0.94	65

DECEMBER 29, 2016	43

Appendix A – Financial Intermediary-Specific Sales Charge Waivers

WAIVERS APPLICABLE TO PURCHASE THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify Merrill Lynch at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. With regard to these waivers and discounts, Merrill Lynch is responsible for the implementation on the Merrill Lynch platform or accounts.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Exchanges as described in this prospectus.

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members as defined by Merrill Lynch.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same retail brokerage account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Merrill Lynch Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through Merrill Lynch Rights of Reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only). Merrill Lynch will pay the Distributor a prorated portion of the applicable CDSC the Distributor would have received when the exchange occurs. The Distributor will receive the amount of the CDSC minus the amount of Rule 12b-1 fees that it has already received during the holding period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent (as described in this prospectus)

Breakpoints.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL

Effective April 10, 2017, shareholders purchasing Fund shares through LPL Financial’s Mutual Fund Only Platform will be eligible only for the following front-end sales charge waivers for Class A Shares, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Sales charges will be waived for Class A Shares bought by clients of LPL Financial who are accessing the J.P. Morgan Funds through LPL Financial’s mutual fund only platform.

With regard to this waiver, LPL Financial is responsible for the implementation on its platform.

44	J.P. MORGAN INCOME FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Funds is 811-21295.

©JPMorgan Chase & Co. 2016. All rights reserved. December 2016. PR-FRIACS-1216-2

Prospectus

J.P. Morgan Income Funds

Class A, Class C & Class I* Shares

December 29, 2016, as supplemented April 10, 2017

JPMorgan Global Bond Opportunities Fund

Class/Ticker: A/GBOAX; C/GBOCX; I/GBOSX

*	Formerly, Select Class Shares.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Global Bond Opportunities Fund

Class/Ticker: A/GBOAX; C/GBOCX; I*/GBOSX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 23 and in “Financial Intermediary-Specific Sales Charge Waivers” in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.55%	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.47	0.46	0.40
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.22	0.21	0.15
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.28	1.77	0.96
Fee Waivers and Expense Reimbursements[1]	(0.38)	(0.47)	(0.31)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.90	1.30	0.65

[1]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.90%, 1.30% and 0.65% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 12/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 12/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

DECEMBER 29, 2016	1

JPMorgan Global Bond Opportunities Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	463	730	1,016	1,830
CLASS C SHARES ($)	232	511	915	2,045
CLASS I SHARES ($)	66	275	501	1,150

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	463	730	1,016	1,830
CLASS C SHARES ($)	132	511	915	2,045
CLASS I SHARES ($)	66	275	501	1,150

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund seeks to achieve its investment objective by investing across sectors in developed and emerging markets located around the world. The Fund is flexible and opportunistic. Because the Fund is not managed to a benchmark, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) has broad discretion to shift the Fund’s exposure to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities. In buying and selling investments for the Fund, the adviser allocates the Fund’s exposure to strategies, sectors, countries, and currencies based on the adviser’s analysis of individual investments and broader economic conditions in individual countries, regions and the world. This allows the adviser to take a conservative approach during uncertain periods and move into higher risk opportunities as market conditions improve, which may result in the Fund focusing in only a few markets and sectors. The Fund’s focus may change from time to time.

Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The Fund may invest in developed or emerging markets. Emerging markets currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries and Hong Kong. In managing the Fund, the adviser will invest in issuers in at least three countries other than the U.S. The Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular countries. Currently, the Fund anticipates that it will invest no more than 50% of its total assets in non-dollar denominated securities but may invest more from time to time to take advantage of market conditions.

Although the Fund has the flexibility to invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities), or the unrated equivalent, the Fund generally invests at least 25% of the Fund’s total assets in investments that, at the time of purchase are rated investment grade or the unrated equivalent. The Fund has flexibility to decrease the percentage of assets invested in investment grade securities at any time to take advantage of higher risk opportunities when market conditions are improving.

The Fund has broad flexibility to invest in a wide variety of debt securities and instruments. The Fund currently seeks to maintain a duration of eight years or less, although the Fund has the flexibility to maintain a longer duration under certain market conditions such as significant volatility in interest rates and spreads. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in developed and emerging markets. These securities may include debt securities issued by governments and their agencies, state and provincial governmental entities, supranational organizations, corporations, and banks.

The Fund may also use currency-related transactions involving currency derivatives as part of its primary investment strategy. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use currency derivatives including foreign forward currency contracts (including non-deliverable forwards) and currency options for hedging or to gain or manage exposure to currencies or securities. The adviser has flexibility to significantly increase the Fund’s exposure to securities or currencies through the use of currency derivatives. The Fund is not required to hedge its non-dollar investment back to the U.S. dollar through the use of derivatives, but may do so from time to time as part of its strategy.

2	J.P. MORGAN INCOME FUNDS

In addition to currency derivatives, the Fund may use other fixed income and credit derivatives including futures contracts, options, and swaps (including credit default swaps). The Fund may use derivatives as substitutes for securities in which the Fund can invest. The Fund may also use derivatives for hedging purposes (for example, to take synthetic short positions to decrease exposure to certain securities, markets or currencies), to seek to increase gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

A significant portion of the Fund’s assets may be invested in asset-backed, mortgage-related and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may also invest in structured investments including credit linked notes (CLNs) for which the reference instrument is an emerging markets or developed markets debt instrument, adjustable rate mortgage loans (ARMs), and custodial receipts. The Fund may invest a significant amount of its assets in “sub-prime” mortgage-related securities.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund may invest in mortgage pass-through securities including mortgage securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short.

The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers.

The Fund may also invest in synthetic variable rate instruments, when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities, pay-in-kind securities, inverse floating rate securities, short-term funding agreements, and deferred payment securities.

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Foreign Securities and Emerging Markets Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such countries. The Fund may also invest in non-dollar denominated securities. Investments in non-dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payments,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital

DECEMBER 29, 2016	3

JPMorgan Global Bond Opportunities Fund (continued)

markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate securities may decline if their interest rates do not raise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental action to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom voted to exit the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations.

High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less

4	J.P. MORGAN INCOME FUNDS

creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.

Derivatives Risk. Derivatives, including foreign forward currency contracts, options, futures contracts and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be particularly sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Strategy Risk. The Fund uses a flexible asset allocation approach which may result in the adviser focusing on only a few strategies, sectors, countries or currencies. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and risk associated with an individual strategy, sector, country or currency may become more pronounced particularly when the Fund utilizes only a few strategies or types of investments. The Fund’s currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency derivative strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Structured Investment Risk. Certain structured investments including CLNs are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such instruments, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

DECEMBER 29, 2016	5

JPMorgan Global Bond Opportunities Fund (continued)

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of Mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the Bloomberg Barclays Multiverse Index and the Lipper Global Income Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2013	2.60%
Worst Quarter	3rd quarter, 2015	–1.94%

The Fund’s year-to-date total return through 9/30/16 was 8.32%.

6	J.P. MORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (9/4/12)
CLASS I SHARES
Return Before Taxes	(0.49)%	3.81%
Return After Taxes on Distributions	(2.59)	1.79
Return After Taxes on Distributions and Sale of Fund Shares	(0.26)	2.03
CLASS A SHARES
Return Before Taxes	(4.51)	2.36
CLASS C SHARES
Return Before Taxes	(2.23)	3.13
BLOOMBERG BARCLAYS MULTIVERSE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(3.29)	(1.64)
LIPPER GLOBAL INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.90)	(0.14)

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Robert Michele	2012	Managing Director
Iain T. Stealey	2012	Managing Director
Nicholas J. Gartside	2013	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial

Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DECEMBER 29, 2016	7

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund’s main investment strategies are summarized in the Fund’s Risk/Return Summary. Additional information about some of the Fund’s main investment strategies is included below. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of the Fund, but that may become more important to the Fund’s management in the future.

MAIN INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing across sectors in developed and emerging markets located around the world. The Fund is flexible and opportunistic. Because the Fund is not managed to a benchmark, the adviser has broad discretion to shift the Fund’s exposure to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities. In buying and selling investments for the Fund, the adviser allocates the Fund’s exposure to strategies, sectors, countries, and currencies based on the adviser’s analysis of individual investments and broader economic conditions in individual countries, regions and the world. This allows the adviser to take a conservative approach during uncertain periods and move into higher risk opportunities as market conditions improve, which may result in the Fund focusing in only a few markets and sectors. The Fund’s focus may change from time to time.

Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. The Fund will provide shareholders with at least 60 days prior notice of any change in this policy. “Assets” means net assets plus the amount of borrowings for investment purposes. A “bond” is defined as a debt security with a maturity of 90 days or more at the time of its issuance. Some examples of bonds include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The Fund may invest in developed or emerging markets. Emerging markets currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries and Hong

Kong. In managing the Fund, the adviser will invest in issuers in at least three countries other than the U.S. The Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular countries. Currently, the Fund anticipates that it will invest no more than 50% of its total assets in non-dollar denominated securities but may invest more from time to time to take advantage of market conditions.

Although the Fund has the flexibility to invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities), or the unrated equivalent, the Fund generally invests at least 25% of the Fund’s total assets in investments that, at the time of purchase are rated investment grade or the unrated equivalent. The Fund has flexibility to decrease the percentage of assets invested in investment grade securities at any time to take advantage of higher risk opportunities when market conditions are improving.

The Fund has broad flexibility to invest in a wide variety of debt securities and instruments. The Fund currently seeks to maintain a duration of eight years or less, although the Fund has the flexibility to maintain a longer duration under certain market conditions such as significant volatility in interest rates and spreads. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in developed and emerging markets. These securities may include debt securities issued by governments and their agencies, state and provincial governmental entities, supranational organizations, corporations, and banks.

The Fund may also use currency-related transactions involving currency derivatives as part of its primary investment strategy. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use currency derivatives including foreign forward currency contracts (including non-deliverable forwards) and currency options for hedging or to gain or manage exposure to currencies or securities. The adviser has flexibility to significantly increase the Fund’s exposure to securities or currencies through the use of currency derivatives. The Fund is not required to hedge its non-dollar investment back to the U.S. dollar through the use of derivatives but may do so from time to time as part of its strategy.

In addition to currency derivatives, the Fund may use other fixed income and credit derivatives including futures contracts, options, and swaps (including credit default swaps). The Fund may use derivatives as substitutes for securities in which the

8	J.P. MORGAN INCOME FUNDS

Fund can invest. The Fund may also use derivatives for hedging purposes (for example, to take synthetic short positions to decrease exposure to certain securities, markets or currencies), to seek to increase gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

A significant portion of the Fund’s assets may be invested in asset-backed, mortgage-related, and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may also invest in structured investments including CLNs for which the reference instrument is an emerging markets or developed markets debt instrument, adjustable rate mortgage loans (ARMs), and custodial receipts. The Fund may invest a significant amount of its assets in “sub-prime” mortgage-related securities.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by Ginnie Mae, Fannie Mae and Freddie Mac.

The Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date. The Fund may sell mortgage TBAs short as part of its principal investment strategy which does not involve borrowing a security.

The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers.

The Fund may also invest in synthetic variable rate instruments, when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities, pay-in-kind securities, inverse floating rate securities, short-term funding agreements, and deferred payment securities.

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.

ADDITIONAL STRATEGIES

Although not part of its principal investment strategy, the Fund may invest in preferred shares, convertible securities, common stock and commodity-related derivatives. With respect to common stock, the Fund may invest in common stock directly or in connection with the conversion of convertible securities or in connection with the reorganization and restructuring of an issuer.

Although not a principal investment strategy, the Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). The Fund may also invest from time to time in municipal securities and brady bonds.

The Fund may engage in short selling in which it must borrow a security it wants to sell short. This type of short selling is not currently a principal investment strategy of the Fund.

The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The use of CPI-U swaps is not a principal investment strategy of the Fund.

The Fund may invest in exchange traded funds (ETFs) in order to gain exposure to particular markets including foreign and emerging markets or asset classes. Such ETFs may include actively managed ETFs and passively managed ETFs. Passively managed ETFs are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Investments in ETFs are not a principal investment strategy of the Fund.

The Fund may also originate loans, in which the Fund may lend money directly to an obligor by investing in limited liability companies that make loans directly to obligors. In addition, although not part of its principal investment strategy, the Fund may invest in Sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer.

Credit Quality. The Fund may invest in investment grade securities or the unrated equivalent as well as in below investment grade securities (also known as junk bonds). Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Rating (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the

DECEMBER 29, 2016	9

More About the Fund (continued)

adviser to be of comparable quality. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether the Fund should continue to hold a security.

As indicated in the Fund summary, the Fund may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In general, these borrowers have impaired or limited credit history.

In buying and selling investments for the Fund, the adviser allocates the Fund’s exposure to strategies, sectors, countries, and currencies based on the adviser’s analysis of individual investments and broader economic conditions in individual countries, regions and the world. This allows the adviser to take a conservative approach during uncertain periods and move into higher risk opportunities as market conditions improve, which may result in the Fund focusing in only a few markets and sectors. The Fund’s focus may change from time to time.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON–FUNDAMENTAL POLICIES
The Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the policies in this prospectus are fundamental. The Fund’s Board of Trustees may change the Fund’s investment objectives and any of the policies in this prospectus without shareholder approval. All fundamental policies of the Fund are specifically identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the Investment Practices section later in the prospectus and in the Statement of Additional Information.

An investment in the Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if the Fund is suitable for you.

MAIN RISKS

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investment in debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Fund invests in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

10	J.P. MORGAN INCOME FUNDS

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. The Fund may invest up to 100% of its total assets in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financial distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risk. The Fund may invest in foreign securities including securities in emerging markets. Investments in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you may sustain sudden and sometimes substantial fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including

DECEMBER 29, 2016	11

More About the Fund (continued)

changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent the Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. In addition, the Fund may engage in such transactions as a substitute for securities in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or for risk management purposes or to increase income or gain to the Fund. While the Fund’s use of hedging strategies is intended to reduce the volatility of the NAV, the NAV of the Fund will fluctuate. There can be no assurance that the Fund’s hedging activities will be effective, and the Fund will incur costs in connection with the hedging. Currency hedging may limit the Fund’s return if the relative values of currencies change. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be

12	J.P. MORGAN INCOME FUNDS

higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Strategy Risk. The Fund uses a flexible asset allocation approach which may result in the adviser focusing on only a few strategies, sectors, countries or currencies. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and risk associated with an individual strategy, sector, country or currency may become more pronounced particularly when the Fund utilizes only a few strategies or types of investments. The Fund’s currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency derivative strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental action to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom voted to exit the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Sovereign Debt Risk. The Fund may invest all or substantially all of its assets in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities

DECEMBER 29, 2016	13

More About the Fund (continued)

with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund may invest in CMOs. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be particularly sensitive to changes in prevailing interest rates. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Structured Investment Risk. Certain structured investments including CLNs are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such instruments, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Inflation-Linked Security Risk. Inflation-linked emerging markets debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities may be adjusted periodically to a specified rate of inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in a particular emerging market or in the emerging markets in which the Fund invests or in the United States. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, changes in foreign exchange rates may negate the impact of any adjustments to interest rates payable on the securities for non-U.S. dollar denominated inflation-linked securities.

Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

ADDITIONAL RISKS

Loan Risk. The Fund may invest all of its assets in Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk” and “Foreign Securities and Emerging Markets Risk.” Although Loans generally are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist

14	J.P. MORGAN INCOME FUNDS

for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser. In addition, certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws.

When the Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, in addition to the credit risk of the borrower, the Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. Under a loan participation, the Fund may have no direct rights to enforce the terms of the loan against the borrower. The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participation or assignment.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

The Fund may invest in common stock rights and warrants. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses the amount it paid, if any, for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risks factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

DECEMBER 29, 2016	15

More About the Fund (continued)

Municipal Securities Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

Commodity Risk. The Fund may invest in commodity-linked securities and derivatives. The Fund may have direct investments in commodities. Developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodities, commodity-linked securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodities, commodity-linked securities and derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The natural resources and energy sector can be significantly affected by changes in the prices and supplies of oil, gas and other energy fuels, exploration and production spending and the success of energy spending, energy conservation, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and oil importing nations. Therefore, the securities of companies in the energy and natural resources sectors may experience more price volatility than companies in other industries. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the net asset value), and there can be no assurance that the use of leverage will be successful. In addition, to the extent that the Fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

CPI-U Strategy Risk. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”

ETF and Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an ETF or other investment company. The price and movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary” and “Investment Practices” section later in the prospectus and in the Statement of Additional Information.

16	J.P. MORGAN INCOME FUNDS

CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

CASH POSITIONS

The Fund may invest in cash and cash equivalents. These investments may result in a lower yield than lower-quality or longer-term investments, and if used for temporary defensive purposes rather than an investment strategy.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

DECEMBER 29, 2016	17

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/16, JPMIM was paid management fees (net of waivers) as shown below, as a percentage of average daily net assets:

Global Bond Opportunities Fund	0.44%

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended August 31.

The Portfolio Managers

The Fund’s portfolio management team is comprised of Robert Michele, Managing Director and CFA charterholder, Iain T. Stealey, Managing Director and CFA charterholder, and Nicholas J. Gartside, Managing Director and CFA charterholder. Robert Michele is the lead portfolio manager for the Fund since its inception. Mr. Stealey and Mr. Gartside are the co-portfolio managers and share authority in the day-to-day management of the Fund. Mr. Stealey has served as a member of the Fund’s portfolio management team since its inception. Mr. Gartside joined the Fund’s portfolio management team in 2013.

Mr. Michele is the Global Chief Investment Officer within J.P. Morgan Asset Management’s Global Fixed Income and Currency Group. He is responsible for overseeing the activities of the fixed income and currency investment teams based in New York, Europe and Asia. Prior to joining JPMIM in 2008, Mr. Michele was at Schroder Investment Management for ten years, most recently serving as the global head of fixed income. An employee of JPMIM since 2002, Mr. Stealey is a portfolio manager in the International Fixed Income Group focusing on high grade bond strategies. He specializes in portfolio construction and works on multi-currency accounts for both segregated clients and pooled funds. Mr. Gartside is the International Chief Investment Officer within JPMorgan Asset Management’s Global Fixed Income and Currency Group. In this role, Mr. Gartside is responsible for leading and overseeing the activities of international fixed income teams. In addition, he is the co-manager of multi-sector fixed income products. Prior to joining JPMIM in 2010, he was at Schroder Investment Management for eight years where he most recently served as the Head of Global Fixed Income. The portfolio managers are assisted by multiple sector and research teams who help formulate recommendations based on fundamental research as well as quantitative and technical screens and support the strategies of the Fund within the parameters established by the portfolio managers.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the

18	J.P. MORGAN INCOME FUNDS

Class A, Class C and Class I Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule

12b-1 fees), shareholder service fees, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

DECEMBER 29, 2016	19

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

20	J.P. MORGAN INCOME FUNDS

	Class A	Class C	Class I
Eligibility[1,2]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.[3]

Minimum Investment[1,4,5]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[6]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds[2] or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan.[7]

Minimum Subsequent Investments[1]	$50[8]	$50[8]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Systematic Investment Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.

DECEMBER 29, 2016	21

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 3.75% for the Fund reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	On purchases of $1 million or more: • 0.75% on redemption made within 18 months after purchase.	• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[2]

Effective April 3, 2017, new Group Retirement Plans (please see Glossary for definition) are not eligible to purchase Class A, Class C or Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of the Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts.

[3]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[4]

Investment minimums may be waived for certain types of Group Retirement Plans as well as for certain fee-based programs. The J.P. Morgan Funds reserve the right to waive any initial or subsequent investment minimum.

[5]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[6]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[7]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per Fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[8]	Minimum subsequent investment amount for Systematic Investment Plans established before 3/1/15 is $25.

22	J.P. MORGAN INCOME FUNDS

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finder’s fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	3.75	3.90	3.25	0.00
$100,000 to $249,999	3.25	3.36	2.75	0.00
$250,000 to $499,999	2.25	2.30	2.00	0.00
$500,000 to $999,999	1.75	1.78	1.50	0.00

Amount of Investment	Sales Charge as of % of Offering Price	Sales Charge as of % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	0.75	0-18 months — 0.75%
$4,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25
[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans (for Global Bond Opportunities Fund)

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC as a % of your Redemption[3,4]
$0 to $3,999,999	0.00	0.00	0.75	0.00
$4,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

DECEMBER 29, 2016	23

Investing with J.P. Morgan Funds (continued)

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months —1.00%

Class I Shares

There is no sales charge, commission or CDSC associated with Class I Shares.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the J.P. Morgan Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death.

Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Class I and Class L Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

24	J.P. MORGAN INCOME FUNDS

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix A. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

DECEMBER 29, 2016	25

Investing with J.P. Morgan Funds (continued)

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

8.	Purchased in an account where the Distributor is the broker of record as of 4/10/17.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

26	J.P. MORGAN INCOME FUNDS

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Sold as a return of excess contributions from an IRA Account.

8.	Sold to pay JPMDS or a Financial Intermediary account-related fees (only if the transaction is initiated by JPMDS or the Financial Intermediary).

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at net asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Shares of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A Shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1

DECEMBER 29, 2016	27

Investing with J.P. Morgan Funds (continued)

fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Effective April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services will be made by the Distributor as shareholder servicing agent, from the shareholder service fee (to be known as the “service fee”). From time to time, JPMIM or its affiliate may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Shareholder Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of the Fund).

Class	Shareholder Service Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

Class C Shares Conversion Feature

Class C Shares held in an account where the Distributor is the broker of record on 4/21/17 will convert to Class A Shares on or about 4/21/17. If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after 4/21/17, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer. Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

28	J.P. MORGAN INCOME FUNDS

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of the Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

DECEMBER 29, 2016	29

Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The J.P. Morgan Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Withdrawal Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

30	J.P. MORGAN INCOME FUNDS

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

DECEMBER 29, 2016	31

Investing with J.P. Morgan Funds (continued)

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of the Fund may be exchanged for:

•  Class A Shares of another J.P. Morgan Fund,

•  Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

•  Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of the Fund may be exchanged for:

•  Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•  Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of the Fund may be exchanged for:

•  Class I Shares of another J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of the Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of the Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

32	J.P. MORGAN INCOME FUNDS

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

DECEMBER 29, 2016	33

Investing with J.P. Morgan Funds (continued)

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

34	J.P. MORGAN INCOME FUNDS

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

4J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

DECEMBER 29, 2016	35

Investing with J.P. Morgan Funds (continued)

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

36	J.P. MORGAN INCOME FUNDS

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares dividends of and distributes net investment income, if any, at least monthly. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

DECEMBER 29, 2016	37

Investing with J.P. Morgan Funds (continued)

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

The Fund’s investment in certain debt obligations and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.

The Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

38	J.P. MORGAN INCOME FUNDS

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

DECEMBER 29, 2016	39

Investing with J.P. Morgan Funds (continued)

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than seven calendar days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund may also disclose the Fund’s ten largest portfolio holdings and the percentage that each represents of the Fund’s portfolio as of the most recent month end online at www.jpmorganfunds.com.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

40	J.P. MORGAN INCOME FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group emploer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

DECEMBER 29, 2016	41

Investment Practices

This table discusses types of investments which can be held by the Fund. In each case the related types of risk are also listed.

INSTRUMENT	RISKS
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political Valuation

42	J.P. MORGAN INCOME FUNDS

INSTRUMENT	RISKS
Commodity-Linked Derivatives: Instruments whose value derives from the price of a commodity, including commodity futures and commodity options.	Credit Interest Rate Liquidity Market
Commodity-Related Pooled Investment Vehicles: Ownership interests in grantor trusts and other pooled investment vehicles, including commodity pools, that hold tangible assets such as gold, silver and other commodities or invest incommodities futures. Grantor trusts are typically traded on an exchange.	Credit Foreign Investment Leverage Liquidity Market Valuation
Common Stock: Shares of ownership of a company.	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	Credit Currency Foreign Investments Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment

DECEMBER 29, 2016	43

Investment Practices (continued)

INSTRUMENT	RISKS
Exchange Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors.	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	Foreign Investment Liquidity Market Political Prepayment Valuation
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Credit Currency Interest Rate Political
Initial Public Offerings (IPOs): A transaction in which a previously private company makes its first sale of stock to the public.	Market
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	Investment Company Market

44	J.P. MORGAN INCOME FUNDS

INSTRUMENT	RISKS
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships (MLPs): Limited partnerships that are publicly traded on a securities exchange.	Market
Mortgages (Directly Held): Debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1] : A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Credit Interest Rate Market Natural Event Political Prepayment Tax Valuation

1

All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

DECEMBER 29, 2016	45

Investment Practices (continued)

INSTRUMENT	RISKS
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements[1] : The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Credit Leverage Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Market
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	Credit Liquidity Market

1

All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

46	J.P. MORGAN INCOME FUNDS

INSTRUMENT	RISKS
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Credit Foreign Investment Liquidity Political Valuation
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	Credit Currency Interest Rate Liquidity Market Political Valuation

DECEMBER 29, 2016	47

Investment Practices (continued)

INSTRUMENT	RISKS
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Funds. Securities issued or guaranteed by U.S. government-related organizations are not backed by the full faith of the U.S. government and no assurance can be given that the U.S. government will provide financial support.

High yield securities risk High yield, high risk securities (also known as junk bonds) which are considered to be speculative, are subject to great risk of loss,

greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risk associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

48	J.P. MORGAN INCOME FUNDS

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

Zero-Coupon securities risk The market value of these securities are generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. Actions required by federal income tax law may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.

DECEMBER 29, 2016	49

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Bond Opportunities Fund
Class A
Year Ended August 31, 2016	$10.01	$0.38	(f)	$0.34	$0.72	$(0.49)	$—	$(0.49)
Year Ended August 31, 2015	10.60	0.40	(f)	(0.53)	(0.13)	(0.45)	(0.01)	(0.46)
Year Ended August 31, 2014	10.20	0.42	(f)	0.38	0.80	(0.35)	(0.05)	(0.40)
September 4, 2012 (h) through August 31, 2013	10.00	0.45		0.16	0.61	(0.41)	—	(0.41)

Class C
Year Ended August 31, 2016	9.99	0.34	(f)	0.33	0.67	(0.45)	—	(0.45)
Year Ended August 31, 2015	10.59	0.35	(f)	(0.51)	(0.16)	(0.43)	(0.01)	(0.44)
Year Ended August 31, 2014	10.21	0.37	(f)	0.39	0.76	(0.33)	(0.05)	(0.38)
September 4, 2012 (h) through August 31, 2013	10.00	0.44		0.14	0.58	(0.37)	—	(0.37)

Class I*
Year Ended August 31, 2016	10.03	0.40	(f)	0.35	0.75	(0.52)	—	(0.52)
Year Ended August 31, 2015	10.61	0.42	(f)	(0.52)	(0.10)	(0.47)	(0.01)	(0.48)
Year Ended August 31, 2014	10.21	0.45	(f)	0.37	0.82	(0.37)	(0.05)	(0.42)
September 4, 2012 (h) through August 31, 2013	10.00	0.50		0.14	0.64	(0.43)	—	(0.43)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended August 31, 2014 and for the period ended August 31, 2013.
(h)	Commencement of operations.
*	Formerly, Select Class Shares.

50	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$10.24	7.51%	$125,248	0.89%		3.81%		1.27%		71%
10.01	(1.26)	64,383	0.89		3.85		1.27		90
10.60	8.01	19,131	0.89	(g)	4.01	(g)	1.49	(g)	77
10.20	6.12	203	0.90	(g)	4.66	(g)	2.41	(g)	117

10.21	7.03	49,223	1.29		3.40		1.76		71
9.99	(1.63)	13,324	1.29		3.44		1.79		90
10.59	7.55	4,727	1.29	(g)	3.49	(g)	1.98	(g)	77
10.21	5.77	53	1.30	(g)	4.30	(g)	2.54	(g)	117

10.26	7.76	1,070,541	0.64		4.09		0.95		71
10.03	(0.97)	942,467	0.64		4.08		0.97		90
10.61	8.22	132,823	0.64	(g)	4.30	(g)	1.26	(g)	77
10.21	6.43	26,731	0.65	(g)	4.95	(g)	1.80	(g)	117

DECEMBER 29, 2016	51

Appendix A – Financial Intermediary-Specific Sales Charge Waivers

WAIVERS APPLICABLE TO PURCHASE THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify Merrill Lynch at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. With regard to these waivers and discounts, Merrill Lynch is responsible for the implementation on the Merrill Lynch platform or accounts.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Exchanges as described in this prospectus.

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members as defined by Merrill Lynch.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same retail brokerage account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Merrill Lynch Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through Merrill Lynch Rights of Reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only). Merrill Lynch will pay the Distributor a prorated portion of the applicable CDSC the Distributor would have received when the exchange occurs. The Distributor will receive the amount of the CDSC minus the amount of Rule 12b-1 fees that it has already received during the holding period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent (as described in this prospectus)

Breakpoints.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL

Effective April 10, 2017, shareholders purchasing Fund shares through LPL Financial’s Mutual Fund Only Platform will be eligible only for the following front-end sales charge waivers for Class A Shares, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Sales charges will be waived for Class A Shares bought by clients of LPL Financial who are accessing the J.P. Morgan Funds through LPL Financial’s mutual fund only platform.

With regard to this waiver, LPL Financial is responsible for the implementation on its platform.

52	J.P. MORGAN INCOME FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295.

©JPMorgan Chase & Co. 2016. All rights reserved. April 2017. PR-GBOACS-1216-2